UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850
(Address of principal executive offices) (Zip code)
Eric E. Miller, Esq.
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406-2850
(Name and address of agent for service)
Registrant’s telephone number, including area code: (610) 230-2839
Date of fiscal year end: October 31, 2009
Date of reporting period: November 1, 2008 through October 31, 2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Nationwide Mutual Funds
AnnualReport
October 31, 2009

Equity Funds
Nationwide International Value Fund
Nationwide Large Cap Value Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Value Fund

Fixed-Income Funds
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Short Duration Bond Fund

AnnualReport
October 31, 2009

Contents

1	Message to Shareholders

Equity Funds
6	Nationwide International Value Fund
21	Nationwide Large Cap Value Fund
33	Nationwide U.S. Small Cap Value Fund
54	Nationwide Value Fund

Fixed-Income Funds
66	Nationwide Bond Fund
81	Nationwide Enhanced Income Fund
95	Nationwide Government Bond Fund
110	Nationwide Short Duration Bond Fund

123	Notes to Financial Statements

141	Report of Independent Registered Public Accounting Firm

142	Supplemental Information

143	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who arguably exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, have resulted in widespread distrust of the financial system. The current easy access to capital and the potential longer-term issue of unprecedented deficits have caused the once over-leveraged private economy to be replaced by public financing. While we believe the worst of the crisis is over, some uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil financial market stability.

On April 30, 2009, I wrote to you “...the market has shown some signs of cautious rebounding.” In fact, the stock market run has outstripped the expectations of all market prognosticators. From March 9, 2009, through October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 34%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings, inexpensive capital and an accommodating monetary policy may provide additional explanation for the current exuberance. These current events, however, do not appear quite so positive when examined more closely. Corporate earnings have largely been driven by (a) reductions in inventory achieved through reductions in capacity and (b) productivity gains accomplished by worker reductions and layoffs.

Our opinion is that amid the recent good news, there is cause for caution. First and foremost, cheap capital has led the markets straight back to risk-taking behavior. As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memories has the future direction of the economy and the financial markets been so unclear. Our reaction to this environment is to remain vigilant against anticipated and unanticipated risks, stay focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser, one of its affiliated advisers, or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. A portfolio that targets its investments to companies of different sizes within a broad small-capitalization range may fail to produce the returns and/or diversification benefits of the overall U.S. small-capitalization market.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause a Fund that employs a value style of investing to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

While the Nationwide Government Bond Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

The Nationwide Bond Fund, the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs. These Funds also may purchase mortgage-backed and asset-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause a Fund to reinvest in securities with lower interest rates.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more)

2 Annual Report 2009

that is generally representative of the bond market as a whole.

Merrill Lynch (ML) 1-3 Year Treasury Index:  An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity. At times, it is possible for the longest T-Bill (and therefore the selected issue) to have slightly longer than one year remaining to maturity. Also, in the event that the new 1-Year T-Bill has not settled by month-end, the prior T-Bill could be held for a second month, and the maturity of the Index could be as short as 10 months at the next rebalancing.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date. While the index will often hold the T-Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-year T-Bill to be selected.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index and represents approximately 90% of the U.S. market.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Sales Charge and Fee Information

•	Nationwide International Value Fund

•	Nationwide Large Cap Value Fund

•	Nationwide U.S. Small Cap Value Fund

•	Nationwide Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

•	Nationwide Bond Fund

•	Nationwide Government Bond Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

•	Nationwide Enhanced Income Fund

•	Nationwide Short Duration Bond Fund

Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services,

2009 Annual Report 3

Important Disclosures (Continued)

respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

4 Annual Report 2009

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2009.

At the beginning of the annual reporting period, U.S. equity markets seemed to be entering one of the worst declines since the Great Depression. The recessionary environment was fueled by the recent failures of several prominent U.S. financial institutions. Further eroding confidence in the equity markets were the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market) and the implementation of government-sponsored bailout programs. This resulted in double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the first four months of the reporting period.

After hitting a low point on March 9, 2009, the stock market began a steady climb with the Standard & Poor’s 500® (S&P 500) Index and the Russell 2000® Index rising 55% and 66%, respectively, through the end of the reporting period. Leading the recovery were the economically sensitive sectors — consumer discretionary, energy and materials. Money market fund flows decreased and flows into equity mutual funds increased during the period as investors seemed to embrace a renewed appetite for risk. In the fixed-income markets, the lower-quality sectors also rallied during the reporting period. CCC-rated bonds, as measured by the Merrill Lynch U.S. High Yield Index, rose more than 73% during the reporting period, while U.S. Treasuries, as measured by the Merrill Lynch U.S. Treasury Master Index, rose only 6%.

Large-capitalization U.S. equities, as measured by the large-cap S&P 500 Index, rose 9.80% for the reporting period as markets rallied in the second half, reversing the downswings that occurred at the beginning of the period. Mid-cap U.S. equities, the best-performing segment, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, rose 18.18%, and small-cap U.S. equities, as measured by the Russell 2000 Index, increased 6.46%.

In general, international stocks outperformed U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained more than 27% for the reporting period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, increased more than 64% for the reporting period, with this positive return coming after the March 9 market low.

As mentioned above, returns were mixed for fixed-income investors. The broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) gained nearly 14%. As liquidity improved in the credit markets, spread sectors (i.e., non-Treasuries) outperformed Treasuries, which were the top performers during the prior annual reporting period. Investment-grade corporates, as measured by the Merrill Lynch U.S. Corporate A-Aaa Index were up slightly more than 26%, and mortgages securities, as measured by the Merrill Lynch Mortgage Master Index were up 12%.

2009 Annual Report 5

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide International Value Fund (Class A at NAV) returned 25.25% versus 27.71% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 133 funds as of October 31, 2009) was 24.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

An overweight to the financials sector, along with several Fund holdings in that sector, contributed to Fund performance. This included the Fund’s position in Deutsche Bank AG, which benefited from Deutsche Bank’s own restructuring efforts as well as government action to revive bank lending. Other contributors to Fund performance included Japan’s Nippon Mining Holdings, Inc. and Swedish paper manufacturer Svenska Cellulosa Aktiebolaget SCA.

What areas of investment detracted from Fund performance?

The Fund’s positions in financial firms The Royal Bank of Scotland Group plc (RBS) and ORIX Corp. detracted from the Fund’s portfolio performance. RBS fell sharply in January after requiring additional capital and as investors questioned the adequacy of the U.K. government’s financial rescue package, fearing that additional capital would be required. Tire maker Compagnie Générale des Établissements Michelin also detracted from Fund performance due to lower demand from car and truck makers.

What is your outlook for the near term?

Despite the improvement in sentiment, investors remain anxious. While risk aversion and volatility are down materially from their peaks, an unusually wide divergence of opinion exists about the outlook for corporate earnings, indicating a persistently high level of uncertainty among investors. Moreover, discounts on the most attractive stocks are still pricing above their long-term averages across most sectors.

Given the uncertain outlook regarding corporate earnings, we still expect to see some businesses demonstrate a degree of improvement in their earnings going forward. We do not expect to see business conditions to improve overnight, however, and, for the short term, we foresee a continuation of volatility in the international markets.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria; Sharon E. Fay; Eric Franco; and Kevin F. Simms

6 Annual Report 2009

Fund Performance	Nationwide International Value Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	25.25%	-22.43%
	w/SC3	18.10%	-24.85%

Class C	w/o SC2	24.24%	-22.93%
	w/SC4	23.24%	-22.93%

Institutional Service Class[5]		25.21%	-22.33%

Institutional Class[5]		25.49%	-22.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.36%	1.25%

Class C	2.11%	2.00%

Institutional Service Class	1.30%	1.19%

Institutional Class	1.11%	1.00%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	Nationwide International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Value Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a]	05/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,310.80	7.28	1.25
	Hypothetical	[b]	1,000.00	1,018.90	6.36	1.25

Class C Shares	Actual		1,000.00	1,305.70	11.57	2.00
	Hypothetical	[b]	1,000.00	1,015.17	10.11	2.00

Institutional Service Class	Actual		1,000.00	1,310.10	7.28	1.26
Shares	Hypothetical	[b]	1,000.00	1,018.90	6.36	1.26

Institutional Class Shares	Actual		1,000.00	1,314.30	5.77	1.00
	Hypothetical	[b]	1,000.00	1,020.21	5.04	1.00

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	Nationwide International Value Fund
October 31, 2009

Asset Allocation

Common Stocks	97.8%
Repurchase Agreement	3.4%
Mutual Fund	0.8%
Right	0.0%
Preferred Stock	0.0%
Liabilities in excess of other assets	(2.0%)

100.0%

Top Industries†

Commercial Banks	18.1%
Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	8.9%
Diversified Telecommunication Services	8.2%
Insurance	4.6%
Electric Utilities	4.5%
Wireless Telecommunication Services	3.3%
Food & Staples Retailing	3.2%
Media	2.5%
Computers & Peripherals	2.4%
Other Industries *	33.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

Top Holdings†

BP PLC	2.7%
Royal Dutch Shell PLC, Class A	2.7%
Vodafone Group PLC	2.5%
Banco Santander SA	2.2%
GlaxoSmithKline PLC	2.0%
BNP Paribas	2.0%
Societe Generale	1.9%
Credit Agricole SA	1.9%
Sanofi-Aventis SA	1.8%
Telefonica SA	1.8%
Other Holdings *	78.5%

100.0%

Top Countries†

United Kingdom	17.1%
France	13.7%
Germany	13.1%
Japan	11.4%
Italy	6.1%
Australia	5.7%
Netherlands	4.7%
Canada	4.4%
Spain	4.0%
Sweden	3.0%
Other Countries*	16.8%

100.0%

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
October 31, 2009

Nationwide International Value Fund

Common Stocks 97.8%

	Shares	Market Value

AUSTRALIA 5.8%
Airlines 0.8%
Qantas Airways Ltd. (a)	455,836	$1,133,437

Capital Markets 0.4%
Macquarie Group Ltd. (a)	13,400	586,865

Commercial Banks 2.7%
Australia & New Zealand Banking Group Ltd. (a)	84,300	1,719,399
National Australia Bank Ltd. (a)	68,600	1,812,531

		3,531,930

Containers & Packaging 0.7%
Amcor Ltd.(a)	171,020	880,673

Metals & Mining 0.6%
BHP Billiton Ltd. (a)	23,000	754,325

Real Estate Management & Development 0.3%
Lend Lease Corp. Ltd. (a)	49,400	409,484

Transportation Infrastructure 0.3%
Macquarie Infrastructure Group (a)	347,534	444,737

		7,741,451

AUSTRIA 0.7%

Oil, Gas & Consumable Fuels 0.7%
OMV AG	21,700	894,233

BELGIUM 0.2%

Food & Staples Retailing 0.2%
Delhaize Group SA (a)	3,600	244,555

CANADA 4.5%

Aerospace & Defense 0.5%
Bombardier, Inc., Class B (b)	164,400	666,989

Commercial Banks 1.1%
National Bank of Canada	13,300	693,117
Toronto-Dominion Bank	14,700	837,943

		1,531,060

Diversified Telecommunication Services 0.5%
TELUS Corp., Class A	21,300	634,837

Insurance 0.9%
Fairfax Financial Holdings Ltd.	628	224,647
Industrial Alliance Isurance	22,000	564,817
Intact Financial Corp.	2,900	88,175
Sun Life Financial, Inc.	12,500	345,756

		1,223,395

Oil, Gas & Consumable Fuels 1.5%
Nexen, Inc.	23,349	502,347
Suncor Energy, Inc.	43,008	1,427,704

		1,930,051

		5,986,332

CHINA 0.0%

Diversified Telecommunication Services 0.0%
China Telecom Corp., Ltd., H Shares (a)	6,000	2,652

DENMARK 0.7%

Commercial Banks 0.7%
Danske Bank AS* (a)	39,100	897,994

FINLAND 0.9%

Communications Equipment 0.9%
Nokia OYJ (a)	88,800	1,121,653

FRANCE 14.0%

Automobiles 0.8%
Renault SA* (a)	23,200	1,038,218

Commercial Banks 5.9%
BNP Paribas (a)	35,926	2,706,457
Credit Agricole SA (a)	130,282	2,495,574
Societe Generale(a) (b)	39,397	2,616,743

		7,818,774

Diversified Telecommunication Services 1.2%
France Telecom SA (a)	63,600	1,575,930

Electric Utilities 1.0%
Electricite de France (EDF) (a)	22,900	1,276,346

Food & Staples Retailing 0.6%
Casino Guichard Perrachon SA (a)	9,900	786,669

Media 1.8%
Lagardere SCA (a)	32,700	1,477,366
Vivendi (a)	35,630	988,460

		2,465,826

Pharmaceuticals 1.9%
Sanofi-Aventis SA (a)	33,950	2,488,609

Real Estate Investment Trusts (REITs) 0.8%
Unibail-Rodamco SE (a)	4,800	1,062,939

		18,513,311

GERMANY 13.4%

Air Freight & Logistics 1.0%
Deutsche Post AG (a)	81,300	1,375,385

Capital Markets 1.5%
Deutsche Bank AG (a)	27,505	1,998,278

Chemicals 1.5%
BASF SE (a)	38,100	2,039,493

Diversified Telecommunication Services 1.2%
Deutsche Telekom AG (a)	113,300	1,548,289

Electric Utilities 1.7%
E.ON AG (a)	57,960	2,221,312

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Food & Staples Retailing 0.7%
Metro AG (a)	16,900	$938,016

Health Care Providers & Services 0.3%
Celesio AG (a)	13,700	339,857

Insurance 2.8%
Allianz SE (a)	17,170	1,968,092
Muenchener Rueckversicherungs AG (a)	11,060	1,749,836

		3,717,928

Multi-Utilities 1.3%
RWE AG (a)	18,980	1,664,790

Pharmaceuticals 1.4%
Bayer AG (a)	27,700	1,921,838

		17,765,186

HONG KONG 1.1%
Diversified Financial Services 0.0%
Guoco Group, Ltd.* (a)	2,000	22,433

Real Estate Management & Development 0.4%
New World Development Ltd. (a)	241,000	518,739

Textiles, Apparel & Luxury Goods 0.7%
Yue Yuen Industrial Holdings Ltd. (a)	322,000	897,267

		1,438,439

ISRAEL 0.4%
Diversified Telecommunication Services 0.4%
Bezeq Israeli Telecommunication Corp. Ltd. (a)	229,100	511,287

ITALY 6.3%

Commercial Banks 2.0%
Intesa Sanpaolo SpA* (a)	221,600	932,600
UniCredit SpA* (a)	485,300	1,625,856

		2,558,456

Diversified Telecommunication Services 1.5%
Telecom Italia SpA (a)	817,800	1,299,185
Telecom Italia SpA — RSP (a)	640,300	704,643

		2,003,828

Electric Utilities 1.2%
Enel SpA (a)	271,800	1,617,294

Oil, Gas & Consumable Fuels 1.6%
ENI SpA (a)	85,700	2,122,514

		8,302,092

JAPAN 11.7%
Automobiles 1.3%
Nissan Motor Co., Ltd.* (a)	233,700	1,691,087

Chemicals 0.0%
Mitsubishi Chemical Holdings Corp. (a)	15,000	55,701

Commercial Banks 1.3%
Mitsubishi UFJ Financial Group, Inc. (a)	89,300	475,648
Sumitomo Mitsui Financial Group, Inc. (a)	35,000	1,189,654

		1,665,302

Computers & Peripherals 1.7%
Toshiba Corp.* (a)	385,000	2,200,408

Consumer Finance 0.8%
ORIX Corp.	16,720	1,080,026

Diversified Telecommunication Services 1.2%
Nippon Telegraph & Telephone Corp. (a)	38,800	1,600,980

Electric Utilities 0.8%
Tokyo Electric Power Co., Inc. (The) (a)	44,600	1,096,314

Food & Staples Retailing 0.6%
AEON Co., Ltd. (a)	95,000	847,345

Household Durables 0.7%
Sharp Corp. (a)	82,000	874,890

Leisure Equipment & Products 0.3%
Namco Bandai Holdings, Inc. (a)	43,700	446,826

Marine 0.5%
Nippon Yusen KK (a)	190,000	701,352

Pharmaceuticals 0.4%
Mitsubishi Tanabe Pharma Corp. (a)	42,000	536,204

Real Estate Management & Development 1.3%
Mitsui Fudosan Co., Ltd. (a)	51,000	825,180
Sumitomo Realty & Development Co., Ltd. (a)	44,000	834,302

		1,659,482

Wireless Telecommunication Services 0.8%
KDDI Corp. (a)	192	1,019,037

		15,474,954

NETHERLANDS 4.8%
Chemicals 0.2%
Koninklijke DSM NV	5,300	232,215

Food & Staples Retailing 1.1%
Koninklijke Ahold NV (a)	120,500	1,517,840

Oil, Gas & Consumable Fuels 2.8%
Royal Dutch Shell PLC, Class A(a) (b)	124,300	3,685,331

Professional Services 0.7%
Randstad Holding NV* (a)	23,500	891,647

		6,327,033

NEW ZEALAND 0.0%
Diversified Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd. (a)	13,903	25,286

2009 Annual Report 11

Statement of Investments (Continued)
October 31, 2009

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

NORWAY 1.3%
Oil, Gas & Consumable Fuels 1.3%
StatoilHydro ASA (a)	74,350	$1,751,998

RUSSIA 0.4%
Metals & Mining 0.4%
MMC Norilsk Nickel ADR* (a)	44,247	581,252

SOUTH AFRICA 1.2%
Commercial Banks 0.9%
ABSA Group Ltd. (a)	37,400	592,040
Standard Bank Group Ltd. (a)	47,700	595,343

		1,187,383

Industrial Conglomerates 0.3%
Bidvest Group Ltd. (a)	26,556	415,839

		1,603,222

SPAIN 4.1%
Commercial Banks 2.3%
Banco Santander SA (a)	187,026	3,009,673

Diversified Telecommunication Services 1.8%
Telefonica SA (a)	87,800	2,451,948

		5,461,621

SWEDEN 3.1%
Communications Equipment 1.2%
Telefonaktiebolaget LM Ericsson, Class B (a)	148,000	1,546,280

Household Durables 0.8%
Electrolux AB, Series B* (a)	43,300	1,037,855

Paper & Forest Products 1.1%
Svenska Cellulosa AB, Class B (a)	107,400	1,475,789

		4,059,924

SWITZERLAND 2.7%
Metals & Mining 0.5%
Xstrata PLC*	42,440	611,285

Pharmaceuticals 1.8%
Novartis AG (a)	46,620	2,427,697

Professional Services 0.4%
Adecco SA (a)	13,100	585,366

		3,624,348

TAIWAN 1.3%
Computers & Peripherals 0.8%
Compal Electronics, Inc. GDR	173,391	1,104,500

Electronic Equipment, Instruments & Components 0.5%
AU Optronics Corp. ADR	74,572	658,471

		1,762,971

THAILAND 0.4%
Oil, Gas & Consumable Fuels 0.4%
PTT PCL (a)	73,400	519,550

UNITED KINGDOM 17.4%
Aerospace & Defense 1.0%
Rolls-Royce Group PLC* (a)	179,300	1,322,303
Rolls-Royce Group PLC, Class C* (a)	10,758,000	17,657

		1,339,960

Commercial Banks 0.9%
Barclays PLC* (a)	223,600	1,171,903

Diversified Telecommunication Services 0.5%
BT Group PLC, Class A (a)	307,120	658,143

Food Products 0.8%
Associated British Foods PLC (a)	77,600	1,050,790

Hotels, Restaurants & Leisure 0.9%
Thomas Cook Group PLC (a)	127,800	427,962
Tui Travel PLC (a)	203,700	776,151

		1,204,113

Independent Power Producers & Energy Traders 0.3%
Drax Group PLC (a)	54,100	411,604

Insurance 0.9%
Aviva PLC (a)	151,000	944,226
Old Mutual PLC (a)	120,200	208,621

		1,152,847

Media 0.8%
WPP PLC (a)	113,400	1,016,278

Multi-Utilities 0.5%
Centrica PLC (a)	171,200	695,496

Oil, Gas & Consumable Fuels 2.8%
BP PLC (a)	394,600	3,697,499

Pharmaceuticals 3.6%
AstraZeneca PLC (a)	45,200	2,029,094
GlaxoSmithKline PLC (a)	135,100	2,771,262

		4,800,356

Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co. Ltd. GDR (a)(c)	4,750	1,440,513

Trading Companies & Distributors 0.8%
Wolseley PLC* (a)	56,000	1,132,767

Wireless Telecommunication Services 2.5%
Vodafone Group PLC (a)	1,519,300	3,348,275

		23,120,544

UNITED STATES 1.4%
Commercial Banks 0.8%
KB Financial Group, Inc. ADR*	22,523	1,068,491

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Oil, Gas & Consumable Fuels 0.6%
LUKOIL Holdings ADR	14,660	$838,699

		1,907,190

Total Common Stocks (cost $139,319,936)		129,639,078

Preferred Stock 0.0%

SOUTH KOREA 0.0%
Semiconductors & Semiconductor Equipment 0.0%
Samsung Electronics Co., Ltd. GDR (a)(c)	100	20,014

Total Preferred Stock (cost $23,087)		20,014

Right 0.0%

	Number of Rights

BELGIUM 0.0%
Commercial Banks 0.0%
Fortis 12/31/2049* (a)	67,100	0

Total Right (cost $–)		0

Mutual Fund 0.8%

	Shares

Money Market Fund 0.8%
Invesco AIM Liquid Assets Portfolio, 0.21% (d)	1,112,734	1,112,734

Total Mutual Fund (cost $1,112,734)		1,112,734

Repurchase Agreement 3.4%

	Principal Amount	Market Value

Morgan Stanley, 0.08%, dated 10/31/09, due 11/02/09, repurchase price $4,540,538, collateralized by U.S. Government Agency Mortgage securities, 3.165% - 6.50%, maturing 08/01/2017 - 11/01/2039; total market value of $ 4,631,352 (e)	$4,540,508	4,540,508

Total Repurchase Agreement (cost $4,540,508)		4,540,508

Total Investments (cost $144,996,265) (f) — 102.0%		135,312,334

Liabilities in excess of other assets — (2.0)%		(2,643,254)

NET ASSETS — 100.0%		$132,669,080

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $4,222,070.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2009 was $1,460,527 which represents 1.10% of net assets.

(d)	Represents 7-day effective yield as of October 31, 2009.

(e)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $4,540,508.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

GDR	Global Depositary Receipt

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

2009 Annual Report 13

Statement of Investments (Continued)
October 31, 2009

Nationwide International Value Fund (Continued)

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SE	Sweden

SpA	Limited Share Company

At October 31, 2009, the Fund’s open forward foreign currency exchange contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australian Dollar	1/15/10	(414,000)	$(374,297)	$(369,924)	$4,373
British Pound	1/15/10	(6,126,000)	(9,784,509)	(10,050,439)	(265,930)
British Pound	1/15/10	(1,541,000)	(2,449,497)	(2,528,196)	(78,699)
Canadian Dollar	1/15/10	(6,800,000)	(6,416,608)	(6,284,368)	132,240
Euro	1/15/10	(1,664,000)	(2,442,685)	(2,448,348)	(5,663)
Euro	1/15/10	(733,000)	(1,069,037)	(1,078,510)	(9,473)
Euro	1/15/10	(4,944,000)	(7,416,890)	(7,274,420)	142,470
Japanese Yen	11/02/09	(36,800,000)	(404,089)	(408,821)	(4,732)
Japanese Yen	1/15/10	(128,296,000)	(1,396,820)	(1,425,925)	(29,105)
Japanese Yen	1/15/10	(672,566,000)	(7,563,805)	(7,475,125)	88,680
Norwegian Krone	1/15/10	(1,951,000)	(343,468)	(339,743)	3,725
Swiss Franc	1/15/10	(402,000)	(389,535)	(392,037)	(2,502)

Total Short Contracts			$(40,051,240)	$(40,075,856)	$(24,616)

Long Contracts:
Australian Dollar	1/15/10	15,353,000	$13,531,366	$13,718,468	$187,102
British Pound	1/15/10	5,137,000	8,389,080	8,427,865	38,785
Canadian Dollar	1/15/10	1,820,000	1,694,932	1,681,993	(12,939)
New Zealand Dollar	1/15/10	8,518,000	6,203,063	6,079,666	(123,397)
Norwegian Krone	1/15/10	34,197,000	5,961,665	5,954,995	(6,670)
Swedish Krona	1/15/10	34,693,000	4,941,882	4,893,584	(48,298)

Total Long Contracts			$40,721,988	$40,756,571	$34,583

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
International
Value Fund

Assets:
Investments, at value (cost $140,455,757)*	$130,771,826
Repurchase agreements, at value and cost	4,540,508

Total Investments	135,312,334

Foreign currencies, at value (cost $1,124,121)	1,125,231
Interest and dividends receivable	190,123
Security lending income receivable	1,618
Receivable for investments sold	2,872,841
Receivable for capital shares issued	307,837
Reclaims receivable	44,864
Unrealized appreciation on forward foreign currency exchange contracts (Note 2)	597,375
Prepaid expenses and other assets	44,712

Total Assets	140,496,935

Liabilities:
Payable for investments purchased	2,573,728
Unrealized depreciation on forward foreign currency exchange contracts (Note 2)	587,408
Payable upon return of securities loaned (Note 2)	4,540,508
Accrued expenses and other payables:
Investment advisory fees	90,305
Fund administration fees	14,393
Distribution fees	87
Administrative servicing fees	53
Accounting and transfer agent fees	3,907
Trustee fees	2,358
Custodian fees	921
Compliance program costs (Note 3)	915
Professional fees	10,351
Other	2,921

Total Liabilities	7,827,855

Net Assets	$132,669,080

Represented by:
Capital	$188,649,700
Accumulated undistributed net investment income	1,801,341
Accumulated net realized losses from investment transactions	(48,106,190)
Net unrealized appreciation/(depreciation) from investments	(9,683,931)
Net unrealized appreciation/(depreciation) from forward foreign currency exchange contracts (Note 2)	9,967
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,807)

Net Assets	$132,669,080

Net Assets:
Class A Shares	$384,923
Class C Shares	6,154
Institutional Service Class Shares	132,254,218
Institutional Class Shares	23,785

Total	$132,669,080

* Includes value of securities on loan of $4,222,070 (Note 2)

The accompanying notes are an integral part these to financial statements.

2009 Annual Report 15

Statement of Assets and Liabilities (Continued)

Nationwide
International
Value Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	62,064
Class C Shares	1,001
Institutional Service Class Shares	21,302,487
Institutional Class Shares	3,820

Total	21,369,372

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.20
Class C Shares (a)	$6.15
Institutional Service Class Shares	$6.21
Institutional Class Shares	$6.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.58

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part these to financial statements.

16 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
International
Value Fund

INVESTMENT INCOME:
Interest income	$1,481
Dividend income	4,076,250
Income from securities lending (Note 2)	159,824
Foreign tax withholding	(368,227)

Total Income	3,869,328

Expenses:
Investment advisory fees	954,767
Fund administration fees	142,199
Distribution fees Class A	263
Distribution fees Class C	54
Administrative servicing fees Class A	5
Administrative servicing fees Institutional Service Class	280,616
Registration and filing fees	64,203
Professional fees	23,640
Printing fees	17,864
Trustee fees	8,981
Custodian fees	6,088
Accounting and transfer agent fees	25,622
Compliance program costs (Note 3)	1,718
Other	7,006

Total expenses before earnings credit and reimbursed expenses	1,533,026
Earnings credit (Note 5)	(990)
Expenses reimbursed by adviser	(127,478)

Net Expenses	1,404,558

Net Investment Income	2,464,770

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(40,537,518)
Net realized losses from foreign currency transactions	(5,291,702)

Net realized losses from investment and foreign currency transactions	(45,829,220)

Net change in unrealized appreciation/(depreciation) from investments	65,211,073
Net change in unrealized appreciation/(depreciation) from foreign currency contracts (Note 2)	4,642,224
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	31,815

Net change in unrealized appreciation/(depreciation) from investments and foreign currency transactions	69,885,112

Net realized/unrealized gains from investments and foreign currency transactions	24,055,892

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,520,662

The accompanying notes are an integral part these to financial statements.

2009 Annual Report 17

Statements of Changes in Net Assets

	Nationwide International Value Fund

		Period from
		December 21, 2007*
	Year Ended	to
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$2,464,770	$687,492
Net realized losses from investment and foreign currency transactions	(45,829,220)	(10,746,150)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency transactions	69,885,112	(79,560,883)

Change in net assets resulting from operations	26,520,662	(89,619,541)

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(3,964)	–
Institutional Class	(20)	–
Return of capital:
Class A	–	(249)
Class C	–	(7)
Institutional Service Class	–	(21,383)
Institutional Class	–	(24,752)

Change in net assets from shareholder distributions	(3,984)	(46,391)

Change in net assets from capital transactions	(6,730,904)	202,549,238

Change in net assets	19,785,774	112,883,306

Net Assets:
Beginning of period	112,883,306	–

End of period	$132,669,080	$112,883,306

Accumulated undistributed net investment income at end of period	$1,801,341	$4,632,257

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$328,630	$100,580
Dividends reinvested	–	249
Cost of shares redeemed (a)	(10,676)	(20,005)

Total Class A	317,954	80,824

Class C Shares
Proceeds from shares issued	–	14,183
Dividends reinvested	–	7
Cost of shares redeemed (a)	(1,649)	(2,000)

Total Class C	(1,649)	12,190

Institutional Service Class Shares
Proceeds from shares issued	6,159,404	216,913,134
Dividends reinvested	3,941	21,383
Cost of shares redeemed	(13,210,574)	(15,112,050)

Total Institutional Service Class	(7,047,229)	201,822,467

Amounts designated as “–” are zero or have been rounded to zero.

*	Commencement of operations

(a)	Includes redemption fees. See Note 4 to Financial Statements.

The accompanying notes are an integral part these to financial statements.

18 Annual Report 2009

	Nationwide International Value Fund

		Period from
		December 21, 2007*
	Year Ended	to
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$4,968,846
Dividends reinvested	20	24,751
Cost of shares redeemed	–	(4,359,840)

Total Institutional Class	20	633,757

Change in net assets from capital transactions:	$(6,730,904)	$202,549,238

SHARE TRANSACTIONS:
Class A Shares
Issued	54,996	11,563
Reinvested	–	28
Redeemed	(2,138)	(2,385)

Total Class A Shares	52,858	9,206

Class C Shares
Issued	–	1,839
Reinvested	–	1
Redeemed	(364)	(475)

Total Class C Shares	(364)	1,365

Institutional Service Class Shares
Issued	1,214,191	24,845,599
Reinvested	824	2,433
Redeemed	(2,659,315)	(2,101,245)

Total Institutional Service Class Shares	(1,444,300)	22,746,787

Institutional Class Shares
Issued	–	497,000
Reinvested	4	2,816
Redeemed	–	496,000

Total Institutional Class Shares	4	3,816

Total change in shares:	(1,391,802)	22,761,174

Amounts designated as “–” are zero or have been rounded to zero.

*	Commencement of operations

The accompanying notes are an integral part these to financial statements.

2009 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

	Operations				Distributions							Ratios / Supplemental Data

			Net Realized											Ratio of Net	Ratio of
			and											Investment	Expenses
	Net Asset	Net	Unrealized										Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Return			Net Asset			Net Assets	Expenses	to Average	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	of	Total	Redemption	Value, End	Total		at End	to Average	Net	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Capital	Distributions	Fees	of Period	Return (a)(b)		of Period	Net Assets (c)	Assets(c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50	.26)%	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50	.46)%	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50	.12)%	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50	.02)%	$18,951	0.99%	4.09%	2.62%	24.23%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Large Cap Value Fund (Class A at NAV) returned 2.59% versus 4.78% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Value Funds (consisting of 534 funds as of October 31, 2009) was 8.59% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The financials sector provided the most positive relative returns for the Fund during the reporting period. The Fund’s financials holdings returned 3.02% for the reporting period, which compares favorably to the benchmark sector return of -8.04%. The Goldman Sachs Group, Inc. and SL Green Realty Corp. were standout performers for the Fund during the reporting period. Goldman Sachs, a leading investment bank, weathered the tumultuous period and produced significant earnings and solid profitability during the first three quarters of 2009. SL Green Realty, a commercial office and retail real estate investment trust, witnessed dramatic share price improvement as the market rally propelled its shares higher when fears about liquidity and the commercial real estate segment greatly abated.

What areas of investment detracted from Fund performance?

Fund performance was hurt most by holdings across several industries within the consumer discretionary sector. As the markets stabilized and the rally commenced in early March 2009, consumer discretionary shares that had been overly depressed due to viability concerns returned staggering share price improvement. Unfortunately, the Fund was not invested in many of the leading consumer discretionary securities because they did not fit the Fund’s investment criteria; thus, the Fund did not fully participate in the rally that occurred with those securities in the sector.

What is your outlook for the near term?

As we enter the last quarter of 2009, we find ourselves optimistic that the U.S. economy is beginning to recover. While this recovery most likely will be slow, we believe we will see a steady building of earnings momentum by blue chip companies. It is anticipated that investors will seek a return to value as opposed to highly speculative equity instruments.

While we are optimistic about the coming months, we do acknowledge that the financial markets still show an affinity for volatility and we expect that there are still some pitfalls ahead.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA; Mary C. Champagne, CFA; and Jeffrey C. Petherick, CFA

2009 Annual Report 21

Fund Performance	Nationwide Large Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	2.59%	0.05%	2.33%
	w/SC2	-3.36%	-1.13%	1.73%

Class B	w/o SC1	2.04%	-0.58%	1.67%
	w/SC3	-2.96%	-0.87%	1.67%

Class C4	w/o SC1	1.88%	-0.58%	1.69%
	w/SC5	0.88%	-0.58%	1.69%

Class R2[6,7,8]		2.49%	-0.06%	1.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.55%	1.52%

Class B	2.18%	2.15%

Class C	2.18%	2.15%

Class R2[a]	1.88%	1.85%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

[a]	Effective February 28, 2009, Class R Shares were renamed R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000® Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) over a 10 year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000® Index. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Annual Report 2009

Shareholder	Nationwide Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Large Cap Value Fund			05/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,205.60	8.62	1.64
	Hypothetical	[b]	1,000.00	1,017.39	7.88	1.64

Class B Shares	Actual		1,000.00	1,203.30	12.33	2.15
	Hypothetical	[b]	1,000.00	1,014.01	11.27	2.15

Class C Shares	Actual		1,000.00	1,202.60	11.94	2.15
	Hypothetical	[b]	1,000.00	1,014.37	10.92	2.15

Class R2 Shares[c]	Actual		1,000.00	1,207.70	9.18	1.65
	Hypothetical	[b]	1,000.00	1,016.89	8.39	1.65

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed R2 Shares.

2009 Annual Report 23

Portfolio Summary	Nationwide Large Cap Value Fund
October 31, 2009

Asset Allocation

Common Stocks	98.2%
Mutual Fund	1.8%
Liabilities in excess of other assets‡	0.0%

100.0%

‡	Liabilities in excess of other assets rounds to less than 0.1%.

Top Industries†

Oil, Gas & Consumable Fuels	16.7%
Diversified Financial Services	7.5%
Diversified Telecommunication Services	5.6%
Pharmaceuticals	5.1%
Commercial Banks	5.0%
Insurance	4.6%
Media	4.4%
Capital Markets	3.5%
Electric Utilities	3.4%
Industrial Conglomerates	3.2%
Other Industries	41.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

Top Holdings†

Chevron Corp.	4.6%
Exxon Mobil Corp.	4.2%
JPMorgan Chase & Co.	3.9%
AT&T, Inc.	3.8%
Pfizer, Inc.	3.3%
Wells Fargo & Co.	3.2%
General Electric Co.	3.2%
Goldman Sachs Group, Inc. (The)	2.9%
Verizon Communications, Inc.	1.8%
Merck & Co., Inc.	1.8%
Other Holdings	67.3%

100.0%

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Large Cap Value Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 2.2%
General Dynamics Corp.	2,500	$156,750
L-3 Communications Holdings, Inc.	1,400	101,206
Northrop Grumman Corp.	1,900	95,247

		353,203

Air Freight & Logistics 0.7%
FedEx Corp.	1,600	116,304

Airlines 0.6%
Southwest Airlines Co.	11,700	98,280

Biotechnology 0.5%
Amgen, Inc.*	1,400	75,222

Building Products 0.8%
Armstrong World Industries, Inc.*	3,400	126,650

Capital Markets 3.5%
Goldman Sachs Group, Inc. (The)	2,800	476,476
State Street Corp.	2,300	96,554

		573,030

Chemicals 1.9%
Ashland, Inc.	3,000	103,620
Cabot Corp.	4,800	105,264
Cytec Industries, Inc.	3,000	99,510

		308,394

Commercial Banks 5.0%
U.S. Bancorp	12,300	285,606
Wells Fargo & Co.	19,000	522,880

		808,486

Commercial Services & Supplies 0.7%
Brink’s Co. (The)	5,100	121,023

Computers & Peripherals 1.8%
International Business Machines Corp.	1,300	156,793
Western Digital Corp.*	3,900	131,352

		288,145

Containers & Packaging 0.6%
AptarGroup, Inc.	3,000	105,930

Diversified Financial Services 7.5%
Bank of America Corp.	18,318	267,076
Citigroup, Inc.	46,700	191,003
JPMorgan Chase & Co.	15,328	640,251
MSCI, Inc., Class A*	3,900	118,560

		1,216,890

Diversified Telecommunication Services 5.6%
AT&T, Inc.	23,952	614,848
Verizon Communications, Inc.	9,900	292,941

		907,789

Electric Utilities 3.4%
American Electric Power Co., Inc.	6,300	190,386
Entergy Corp.	1,700	130,424
FPL Group, Inc.	2,200	108,020
Southern Co.	4,200	130,998

		559,828

Energy Equipment & Services 2.7%
ENSCO International, Inc.	3,000	137,370
National Oilwell Varco, Inc.*	3,000	122,970
Rowan Cos., Inc.	7,600	176,700

		437,040

Food & Staples Retailing 1.1%
Kroger Co. (The)	3,700	85,581
Wal-Mart Stores, Inc.	1,800	89,424

		175,005

Food Products 2.2%
Archer-Daniels-Midland Co.	4,000	120,480
Campbell Soup Co.	4,300	136,525
ConAgra Foods, Inc.	4,800	100,800

		357,805

Gas Utilities 0.6%
Oneok, Inc.	2,900	105,009

Health Care Equipment & Supplies 0.6%
Kinetic Concepts, Inc.*	2,800	92,932

Health Care Providers & Services 2.1%
CIGNA Corp.	4,900	136,416
UnitedHealth Group, Inc.	4,900	127,155
WellPoint, Inc.*	1,800	84,168

		347,739

Hotels, Restaurants & Leisure 0.6%
McDonald’s Corp.	1,700	99,637

Household Durables 1.1%
Whirlpool Corp.	2,500	178,975

Household Products 0.9%
Procter & Gamble Co. (The)	2,500	145,000

Independent Power Producers & Energy Traders 0.6%
Mirant Corp.*	7,400	103,452

Industrial Conglomerates 3.2%
General Electric Co.	36,100	514,786

Information Technology Services 0.7%
Computer Sciences Corp.*	2,300	116,633

Insurance 4.6%
Brown & Brown, Inc.	8,300	152,471

2009 Annual Report 25

Statement of Investments (Continued)
October 31, 2009

Nationwide Large Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

Chubb Corp.	4,100	$198,932
Travelers Cos., Inc. (The)	5,100	253,929
Unum Group	7,500	149,625

		754,957

Leisure Equipment & Products 0.8%
Mattel, Inc.	6,900	130,617

Machinery 2.0%
Bucyrus International, Inc.	5,100	226,542
Snap-on, Inc.	2,900	105,937

		332,479

Media 4.4%
Comcast Corp., Class A	15,500	224,750
McGraw-Hill Cos., Inc. (The)	4,000	115,120
Meredith Corp.	2,700	73,062
Viacom, Inc., Class B*	3,900	107,601
Walt Disney Co. (The)	6,900	188,853

		709,386

Metals & Mining 0.5%
Alcoa, Inc.	7,200	89,424

Multiline Retail 0.5%
Family Dollar Stores, Inc.	3,000	84,900

Multi-Utilities 2.3%
CMS Energy Corp.	8,700	115,710
Dominion Resources, Inc.	4,500	153,405
Sempra Energy	1,900	97,755

		366,870

Oil, Gas & Consumable Fuels 16.7%
Chevron Corp.	9,700	742,438
ConocoPhillips	5,700	286,026
Exxon Mobil Corp.	9,600	688,032
Marathon Oil Corp.	6,700	214,199
Occidental Petroleum Corp.	2,300	174,524
Pioneer Natural Resources Co.	4,300	176,773
Tesoro Corp.	8,200	115,948
Valero Energy Corp.	9,200	166,520
XTO Energy, Inc.	3,700	153,772

		2,718,232

Paper & Forest Products 0.9%
MeadWestvaco Corp.	6,100	139,263

Personal Products 0.5%
NBTY, Inc.*	2,100	76,461

Pharmaceuticals 5.1%
Merck & Co., Inc.	9,400	290,742
Pfizer, Inc.	31,952	544,142

		834,884

Real Estate Investment Trusts (REITs) 2.8%
Duke Realty Corp.	10,200	114,648
Hospitality Properties Trust	8,800	169,928
SL Green Realty Corp.	4,600	178,296

		462,872

Road & Rail 1.0%
Norfolk Southern Corp.	3,600	167,832

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	13,200	252,252
Texas Instruments, Inc.	6,100	143,045

		395,297

Specialty Retail 1.5%
Best Buy Co., Inc.	1,700	64,906
Lowe’s Cos., Inc.	3,900	76,323
RadioShack Corp.	6,300	106,407

		247,636

Tobacco 1.0%
Altria Group, Inc.	8,700	157,557

Total Common Stocks (cost $15,474,813)		16,001,854

Mutual Fund 1.8%

Money Market Fund 1.8%
Invesco AIM Liquid Assets Portfolio, 0.21% (a)	285,311	285,311

Total Mutual Fund (cost $285,311)		285,311

Total Investments (cost $15,760,124)(b) — 100.0%		16,287,165

Liabilities in excess of other assets — 0.0%		(6,105)

NET ASSETS — 100.0%		$16,281,060

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Large Cap
Value Fund

Assets:
Investments, at value (cost $15,760,124)	$16,287,165
Cash	766
Interest and dividends receivable	26,367
Receivable for capital shares issued	1,606
Prepaid expenses and other assets	9,687

Total Assets	16,325,591

Liabilities:
Payable for capital shares redeemed	10,870
Accrued expenses and other payables:
Investment advisory fees	5,691
Fund administration fees	1,750
Distribution fees	5,207
Administrative servicing fees	7,349
Accounting and transfer agent fees	4,795
Trustee fees	286
Custodian fees	410
Compliance program costs (Note 3)	111
Professional fees	1,254
Other	6,808

Total Liabilities	44,531

Net Assets	$16,281,060

Represented by:
Capital	$23,971,335
Accumulated undistributed net investment income	16,549
Accumulated net realized losses from investment transactions	(8,233,865)
Net unrealized appreciation/(depreciation) from investments	527,041

Net Assets	$16,281,060

Net Assets:
Class A Shares	$13,770,844
Class B Shares	641,118
Class C Shares	1,814,499
Class R2 Shares (a)	54,599

Total	$16,281,060

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,680,593
Class B Shares	79,996
Class C Shares	227,553
Class R2 Shares (a)	6,820

Total	1,994,962

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 27

Statement of Assets and Liabilities (Continued)
October 31, 2009

Nationwide
Large Cap
Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.19
Class B Shares (b)	$8.01
Class C Shares (c)	$7.97
Class R2 Shares (a)	$8.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Large Cap
Value Fund

INVESTMENT INCOME:
Interest income	$60
Dividend income	444,376

Total Income	444,436

EXPENSES:
Investment advisory fees	108,845
Fund administration fees	17,523
Distribution fees Class A	29,871
Distribution fees Class B	6,347
Distribution fees Class C	18,859
Distribution fees Class R2 (a)	218
Administrative servicing fees Class A	18,376
Administrative servicing fees Class R2 (a)	2
Registration and filing fees	59,954
Professional fees	2,993
Printing fees	15,985
Trustee fees	1,069
Custodian fees	2,505
Accounting and transfer agent fees	19,273
Compliance program costs (Note 3)	394
Other	3,351

Total expenses before earnings credit and reimbursed expenses	305,565
Earnings credit (Note 5)	(527)
Expenses reimbursed by adviser	(64,076)

Net Expenses	240,962

NET INVESTMENT INCOME	203,474

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,811,199)
Net change in unrealized appreciation/(depreciation) from investments	5,433,692

Net realized/unrealized losses from investments	(377,507)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(174,033)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Statements of Changes in Net Assets

	Nationwide Large Cap Value Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$203,474	$310,351
Net realized losses from investment transactions	(5,811,199)	(2,353,586)
Net change in unrealized appreciation/(depreciation) from investments	5,433,692	(7,971,346)

Change in net assets resulting from operations	(174,033)	(10,014,581)

Distributions to Shareholders From:
Net investment income:
Class A	(176,232)	(249,388)
Class B	(7,624)	(7,605)
Class C	(22,848)	(24,880)
Class R2 (a)	(674)	(1,633)
Net realized gains:
Class A	–	(3,004,510)
Class B	–	(176,185)
Class C	–	(673,857)
Class R2 (a)	–	(17,357)

Change in net assets from shareholder distributions	(207,378)	(4,155,415)

Change in net assets from capital transactions	602,481	(8,273,011)

Change in net assets	221,070	(22,443,007)

Net Assets:
Beginning of year	16,059,990	38,502,997

End of year	$16,281,060	$16,059,990

Accumulated undistributed net investment income at end of year	$16,549	$29,882

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,630,868	$3,276,935
Dividends reinvested	153,757	2,767,953
Cost of shares redeemed	(4,510,416)	(11,369,445)

Total Class A	1,274,209	(5,324,557)

Class B Shares
Proceeds from shares issued	79,581	69,443
Dividends reinvested	5,486	131,601
Cost of shares redeemed	(211,088)	(431,573)

Total Class B	(126,021)	(230,529)

Class C Shares
Proceeds from shares issued	203,340	841,726
Dividends reinvested	6,750	188,786
Cost of shares redeemed	(793,964)	(3,680,070)

Total Class C	(583,874)	(2,649,558)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2009

	Nationwide Large Cap Value Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$37,493	$23,614
Dividends reinvested	674	18,990
Cost of shares redeemed	–	(110,971)

Total Class R2	38,167	(68,367)

Change in net assets from capital transactions:	$602,481	$(8,273,011)

SHARE TRANSACTIONS:
Class A Shares
Issued	779,437	301,855
Reinvested	22,994	238,557
Redeemed	(697,183)	(1,039,083)

Total Class A Shares	105,248	(498,671)

Class B Shares
Issued	12,516	6,205
Reinvested	857	11,531
Redeemed	(29,451)	(40,254)

Total Class B Shares	(16,078)	(22,518)

Class C Shares
Issued	28,785	72,860
Reinvested	1,064	16,623
Redeemed	(114,945)	(331,146)

Total Class C Shares	(85,096)	(241,663)

Class R2 Shares (a)
Issued	4,618	2,211
Reinvested	103	1,674
Redeemed	–	(13,027)

Total Class R2 Shares	4,721	(9,142)

Total change in shares:	8,795	(771,994)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Large Cap Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2009 (d)	$8.12	0.11	0.07	0.18	(0.11)	–	(0.11)	–	$8.19	2.59%	$13,770,844	1.56%	1.50%	2.00%	102.14%
Year Ended October 31, 2008 (d)	$14.03	0.15	(4.40)	(4.25)	(0.14)	(1.52)	(1.66)	–	$8.12	(33.74%)	$12,802,001	1.49%	1.39%	1.52%	116.40%
Year Ended October 31, 2007 (d)	$15.02	0.13	1.05	1.18	(0.16)	(2.01)	(2.17)	–	$14.03	8.38%	$29,106,081	1.42%	0.90%	1.43%	88.20%
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63	(0.15)	(0.60)	(0.75)	–	$15.02	20.81%	$23,752,997	1.44%	1.14%	1.44%	95.14%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	–	(0.14)	–	$13.14	12.63%	$28,231,989	1.44%	1.09%	1.47%	67.00%

Class B Shares
Year Ended October 31, 2009 (d)	$7.95	0.06	0.08	0.14	(0.08)	–	(0.08)	–	$8.01	2.04%	$641,118	2.22%	0.85%	2.60%	102.14%
Year Ended October 31, 2008 (d)	$13.79	0.08	(4.33)	(4.25)	(0.07)	(1.52)	(1.59)	–	$7.95	(34.25%)	$765,344	2.15%	0.72%	2.19%	116.40%
Year Ended October 31, 2007 (d)	$14.80	0.04	1.04	1.08	(0.08)	(2.01)	(2.09)	–	$13.79	7.68%	$1,635,907	2.06%	0.27%	2.07%	88.20%
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	–	$14.80	20.06%	$1,587,540	2.05%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	–	(0.06)	–	$12.96	11.97%	$1,342,270	2.06%	0.46%	2.08%	67.00%

Class C Shares
Year Ended October 31, 2009 (d)	$7.92	0.07	0.06	0.13	(0.08)	–	(0.08)	–	$7.97	1.88%	$1,814,499	2.15%	0.98%	2.60%	102.14%
Year Ended October 31, 2008 (d)	$13.72	0.08	(4.30)	(4.22)	(0.06)	(1.52)	(1.58)	–	$7.92	(34.15%)	$2,475,957	2.15%	0.74%	2.19%	116.40%
Year Ended October 31, 2007 (d)	$14.75	0.03	1.03	1.06	(0.08)	(2.01)	(2.09)	–	$13.72	7.63%	$7,606,296	2.07%	0.25%	2.07%	88.20%
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	–	$14.75	20.11%	$5,966,114	2.06%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	–	(0.08)	–	$12.91	11.98%	$4,888,490	2.06%	0.34%	2.07%	67.00%

Class R2 Shares(e)
Year Ended October 31, 2009 (d)	$7.95	0.09	0.08	0.17	(0.11)	–	(0.11)	–	$8.01	2.49%	$54,599	1.66%	1.30%	2.10%	102.14%
Year Ended October 31, 2008 (d)	$13.76	0.13	(4.29)	(4.16)	(0.13)	(1.52)	(1.65)	–	$7.95	(33.73%)	$16,688	1.65%	1.21%	1.72%	116.40%
Year Ended October 31, 2007 (d)	$14.81	0.07	1.03	1.10	(0.14)	(2.01)	(2.15)	–	$13.76	7.91%	$154,713	1.70%	0.51%	1.71%	88.20%
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58	(0.14)	(0.60)	(0.74)	–	$14.81	20.69%	$1,608	1.57%	1.00%	1.59%	95.14%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	–	(0.15)	–	$12.97	12.73%	$1,333	1.33%	1.18%	1.38%	67.00%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2009

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) returned 8.99% versus 1.96% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 303 funds as of October 31, 2009) was 12.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s greater exposure to deep-value stocks than its benchmark (the Russell 2000® Value Index [Index]) had a large positive impact on relative Fund performance. Other factors that influenced the Fund’s positive returns included the composition differences within the various market-capitalization segments in relation to the makeup of the Index, especially among mid-cap stocks, as well as the portfolio’s greater allocation than that of the Index to the consumer discretionary sector, which outperformed relative to most other sectors. Several other allocation differences across industries and composition differences within those sectors (especially in the financials sector) also had a positive impact on relative Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s greater exposure than that of the Index to mid-cap stocks and other differences in allocation across the market-capitalization segments had a negative impact on relative Fund performance, because mid-cap stocks underperformed small-cap stocks. The Fund also was hurt by its exclusion of REITs and by the poor relative performance of the Fund’s holdings in the consumer discretionary and materials sectors.

What is your outlook for the near term?

Dimensional Fund Advisors does not make economic or financial forecasts. The investment approach of the U.S. Small Cap Value Fund’s strategy is based on scientific research into the sources of risk and return in equity markets, and does not involve macroeconomic forecasts or tactical allocations.

Subadviser:
Dimensional Fund Advisors LP

Portfolio Manager:
Stephen A. Clark

2009 Annual Report 33

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	8.99%	-12.47%
	w/SC3	2.67%	-15.20%

Class C	w/o SC2	8.48%	-12.94%
	w/SC4	7.48%	-12.94%

Institutional Service Class[5]		9.27%	-12.25%

Institutional Class[5]		9.58%	-12.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.62%	1.34%

Class C	2.37%	2.09%

Institutional Service Class	1.55%	1.27%

Institutional Class	1.37%	1.09%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000® Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34 Annual Report 2009

Shareholder	Nationwide U.S. Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide U.S. Small Cap Value Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a]	05/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,218.50	7.49	1.34
	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.34

Class C Shares	Actual		1,000.00	1,185.60	11.46	2.09
	Hypothetical	[b]	1,000.00	1,014.72	10.56	2.09

Institutional Service	Actual		1,000.00	1,189.70	7.40	1.35
Class Shares	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.35

Institutional Class	Actual		1,000.00	1,191.00	6.02	1.09
Shares	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 35

Portfolio Summary	Nationwide U.S. Small Cap Value Fund
October 31, 2009

Asset Allocation

Common Stocks	98.8%
Mutual Fund	1.1%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries†

Insurance	10.6%
Commercial Banks	7.8%
Specialty Retail	5.7%
Electronic Equipment, Instruments & Components	5.6%
Oil, Gas & Consumable Fuels	3.7%
Household Durables	3.7%
Health Care Providers & Services	3.6%
Semiconductors & Semiconductor Equipment	3.6%
Chemicals	3.5%
Communications Equipment	2.9%
Other Industries	49.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

Top Holdings†

Invesco AIM Liquid Assets Portfolio	1.1%
MeadWestvaco Corp.	0.9%
Jarden Corp.	0.8%
Perot Systems Corp., Class A	0.8%
Transatlantic Holdings, Inc.	0.7%
AutoNation, Inc.	0.7%
Wyndham Worldwide Corp.	0.7%
Mohawk Industries, Inc.	0.6%
Ingram Micro, Inc., Class A	0.6%
HCC Insurance Holdings, Inc.	0.6%
Other Holdings	92.5%

100.0%

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide U.S. Small Cap Value Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 1.0%
Allied Defense Group, Inc. (The)*	400	$2,520
Argon ST, Inc.*	1,200	22,320
Ceradyne, Inc.*	2,600	41,912
Ducommun, Inc.	1,300	22,126
Esterline Technologies Corp.*	2,300	96,853
Ladish Co., Inc.*	2,000	25,920
Sparton Corp.*	400	1,660
Triumph Group, Inc.	1,000	46,810

		260,121

Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	700	18,403

Airlines 0.6%
Alaska Air Group, Inc.*	2,300	59,156
JetBlue Airways Corp.*	12,500	62,000
Pinnacle Airlines Corp.*	100	603
SkyWest, Inc.	3,200	44,704

		166,463

Auto Components 1.0%
Drew Industries, Inc.*	2,000	38,280
Federal Mogul Corp.*	2,200	24,530
Modine Manufacturing Co.	2,900	29,870
Shiloh Industries, Inc.*	1,577	7,096
Spartan Motors, Inc.	1,800	8,982
Standard Motor Products, Inc.	1,600	13,376
Stoneridge, Inc.*	1,400	10,290
Superior Industries International, Inc.	3,100	41,168
TRW Automotive Holdings Corp.*	5,700	89,205

		262,797

Beverages 0.7%
Constellation Brands, Inc., Class A*	8,400	132,888
MGP Ingredients, Inc.*	1,600	6,944
PepsiAmericas, Inc.	1,200	35,088

		174,920

Biotechnology 0.2%
Celera Corp.*	6,100	37,759
Facet Biotech Corp.*	500	8,565
Lexicon Pharmaceuticals, Inc.*	7,400	9,694
MediciNova, Inc.*	570	3,374

		59,392

Building Products 1.0%
American Woodmark Corp.	1,300	25,571
Ameron International Corp.	1,000	58,980
Apogee Enterprises, Inc.	900	11,916
Gibraltar Industries, Inc.	2,600	28,132
Insteel Industries, Inc.	2,300	25,576
Simpson Manufacturing Co., Inc.	1,500	35,085
Universal Forest Products, Inc.	1,500	53,520
US Home Systems, Inc.*	700	1,652
USG Corp.*	500	6,570

		247,002

Capital Markets 1.1%
American Capital Ltd.*	800	2,144
Capital Southwest Corp.	350	25,991
Cowen Group, Inc.*	1,600	12,080
E*Trade Financial Corp.*	35,800	52,268
FirstCity Financial Corp.*	1,000	6,750
Harris & Harris Group, Inc.*	2,900	12,441
Knight Capital Group, Inc., Class A*	4,800	80,880
MCG Capital Corp.*	1,500	5,985
Penson Worldwide, Inc.*	3,200	31,200
Sanders Morris Harris Group Inc.	2,800	16,268
SWS Group, Inc.	1,400	18,732
Thomas Weisel Partners Group, Inc.*	3,048	13,807

		278,546

Chemicals 3.5%
American Pacific Corp.*	600	4,248
Ashland, Inc.	3,400	117,436
Cabot Corp.	5,300	116,229
Cytec Industries, Inc.	2,600	86,242
Ferro Corp.	1,800	11,034
Huntsman Corp.	2,500	19,875
ICO, Inc.*	3,200	12,288
Kronos Worldwide, Inc.	900	12,033
Minerals Technologies, Inc.	1,000	49,260
OM Group, Inc.*	1,800	48,636
Penford Corp.	1,000	5,900
PolyOne Corp.*	7,100	39,618
Quaker Chemical Corp.	1,000	20,600
Rockwood Holdings, Inc.*	700	13,916
Sensient Technologies Corp.	1,800	45,522
Spartech Corp.	3,200	30,624
Valspar Corp.	5,900	149,683
Westlake Chemical Corp.	5,000	121,450

		904,594

Commercial Banks 7.8%
1st Source Corp.	1,400	20,748
Ameris Bancorp	1,713	10,090
AmeriServ Financial, Inc.	1,800	3,150
Associated Banc-Corp.	2,600	33,306
Bancorp, Inc.*	1,600	8,160
BancTrust Financial Group, Inc.	1,900	6,099
Bank of Florida Corp.*	1,000	1,460
Bank of Granite Corp.*	1,200	624
Banner Corp.	1,900	5,833
Boston Private Financial Holdings, Inc.	8,101	48,201
Cadence Financial Corp.	1,000	1,650
Capital City Bank Group, Inc.	1,500	17,610

2009 Annual Report 37

Statement of Investments (Continued)
October 31, 2009

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Capitol Bancorp Ltd.	800	$1,800
Cardinal Financial Corp.	1,900	15,485
Cascade Financial Corp.	747	1,479
Cathay General Bancorp	2,400	21,192
Center Financial Corp.	1,700	7,157
Central Jersey Bancorp*	700	3,395
Central Pacific Financial Corp.	3,200	4,512
Chemical Financial Corp.	1,300	28,535
City National Corp.	500	18,835
CoBiz Financial, Inc.	1,300	6,201
Columbia Banking System, Inc.	1,600	23,520
Comerica, Inc.	2,014	55,888
Community Bank System, Inc.	1,200	22,332
Community Trust Bancorp, Inc.	800	19,696
Crescent Financial Corp.*	300	1,221
East West Bancorp, Inc.	4,200	37,926
Enterprise Financial Services Corp.	963	8,214
Financial Institutions, Inc.	300	3,168
First Bancorp, North Carolina	1,500	20,340
First Bancorp, Puerto Rico	100	189
First Busey Corp.	3,200	12,384
First Community Bancshares, Inc.	300	3,492
First Financial Bancorp	3,200	40,576
First Horizon National Corp.*	11,971	141,617
First Midwest Bancorp, Inc.	2,300	23,920
First Security Group, Inc.	900	2,430
First South Bancorp, Inc.	700	7,413
FirstMerit Corp.	1,826	34,603
FNB United Corp.	1,000	1,650
Fulton Financial Corp.	9,400	77,644
German American Bancorp, Inc.	1,000	15,040
Great Southern Bancorp, Inc.	1,000	22,920
Green Bankshares, Inc.	1,710	7,079
Guaranty Bancorp*	5,200	6,812
Hampton Roads Bankshares, Inc.	670	1,374
Harleysville National Corp.	2,630	15,149
Heartland Financial USA, Inc.	1,400	17,976
Heritage Commerce Corp.	1,300	3,432
Huntington Bancshares, Inc.	6,100	23,241
IBERIABANK Corp.	1,000	43,310
Independent Bank Corp.	1,200	25,524
Independent Bank Corp., Michigan	1,100	1,298
Integra Bank Corp.	900	774
Investors Bancorp, Inc.*	565	6,125
Lakeland Bancorp, Inc.	1,828	11,114
Macatawa Bank Corp.*	1,045	2,006
MainSource Financial Group, Inc.	1,600	9,328
MB Financial, Inc.	2,700	48,276
MBT Financial Corp.	700	1,421
Mercantile Bank Corp.	1,100	3,927
Nara Bancorp, Inc.	2,300	16,928
National Penn Bancshares, Inc.	6,100	34,282
NewBridge Bancorp*	1,500	3,600
North Valley Bancorp	390	1,080
Old National Bancorp	3,500	36,295
Old Second Bancorp, Inc.	1,000	5,350
Oriental Financial Group, Inc.	1,200	12,780
Pacific Capital Bancorp NA	1,800	2,322
Pacific Mercantile Bancorp*	1,000	2,970
PacWest Bancorp	1,500	25,470
Peoples Bancorp, Inc.	1,000	10,740
Pinnacle Financial Partners, Inc.*	500	6,350
Preferred Bank, Los Angeles	1,620	4,099
PrivateBancorp, Inc.	700	6,391
Prosperity Bancshares, Inc.	257	9,198
Renasant Corp.	1,800	26,352
S&T Bancorp, Inc.	1,300	20,475
Sandy Spring Bancorp, Inc.	2,100	24,276
SCBT Financial Corp.	600	15,522
Seacoast Banking Corp of Florida	1,800	2,682
Simmons First National Corp., Class A	800	23,408
Smithtown Bancorp, Inc.	700	7,245
Somerset Hills Bancorp	400	3,120
South Financial Group, Inc. (The)	9,300	7,440
Southern Community Financial Corp.	1,400	3,262
Southwest Bancorp, Inc.	1,700	16,728
State Bancorp, Inc.	1,000	7,640
StellarOne Corp.	2,000	21,220
Sterling Bancshares, Inc.	8,500	47,345
Sterling Financial Corp.*	1,300	1,040
Sun Bancorp, Inc.*	364	1,478
Superior Bancorp*	100	212
Susquehanna Bancshares, Inc.	3,700	20,387
Synovus Financial Corp.	16,200	35,964
Taylor Capital Group, Inc.*	1,000	5,700
Texas Capital Bancshares, Inc.*	600	8,742
TIB Financial Corp.*	1,166	1,236
Trustmark Corp.	300	5,685
UCBH Holdings, Inc.	10,900	10,682
Umpqua Holdings Corp.	4,700	46,577
Union Bankshares Corp.	1,500	18,480
United Bankshares, Inc.	200	3,570
United Community Banks, Inc.*	1,849	7,507
Univest Corp of Pennsylvania	1,100	21,153
Virginia Commerce Bancorp*	2,435	9,789
Washington Banking Co.	443	4,173
Washington Trust Bancorp, Inc.	300	4,506
Webster Financial Corp.	3,500	39,585
WesBanco, Inc.	2,300	32,545
Western Alliance Bancorp*	4,500	19,575
Whitney Holding Corp.	8,069	64,794
Wilshire Bancorp, Inc.	1,600	11,264
Wintrust Financial Corp.	3,000	84,630
Yadkin Valley Financial Corp.	900	3,312
Zions Bancorporation	6,400	90,624

		2,027,651

38 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	2,700	$50,706
ATC Technology Corp.*	600	12,540
Bowne & Co., Inc.	1,555	10,154
Casella Waste Systems, Inc., Class A*	800	2,232
Cornell Cos., Inc.*	800	18,272
Ennis, Inc.	3,000	45,450
G&K Services, Inc., Class A	1,100	24,365
Geo Group, Inc. (The)*	1,000	21,150
ICT Group, Inc.*	700	11,095
Intersections, Inc.*	1,600	9,120
Kimball International, Inc., Class B	1,630	12,225
M&F Worldwide Corp.*	900	19,152
McGrath Rentcorp	1,400	27,650
Mobile Mini, Inc.*	3,800	55,100
North American Galvanizing & Coating, Inc.*	300	1,506
RR Donnelley & Sons Co.	1,300	26,104
Schawk, Inc.	2,400	23,568
Steelcase, Inc., Class A	3,000	17,310
Sunair Services Corp.*	1,100	2,937
Superior Uniform Group, Inc.	300	2,640
United Stationers, Inc.*	500	23,570
Viad Corp.	1,600	28,000
Virco Manufacturing	900	2,502
Waste Services, Inc.*	6,015	39,459
WCA Waste Corp.*	114	457

		487,264

Communications Equipment 2.9%
3Com Corp.*	6,300	32,382
Arris Group, Inc.*	9,200	94,392
Avocent Corp.*	3,400	84,558
Aware, Inc.*	1,300	3,042
Bel Fuse, Inc., Class B	900	16,290
CommScope, Inc.*	800	21,616
Communications Systems, Inc.	700	7,686
Digi International, Inc.*	2,600	20,670
EMS Technologies, Inc.*	1,200	20,916
Emulex Corp.*	2,100	21,210
EndWave Corp.*	800	1,864
Extreme Networks*	2,700	5,373
Globecomm Systems, Inc.*	2,300	15,548
Harris Stratex Networks, Inc., Class A*	3,000	18,900
Ixia*	1,600	10,640
JDS Uniphase Corp.*	2,400	13,416
KVH Industries, Inc.*	1,000	10,500
Network Equipment Technologies, Inc.*	1,500	4,950
Occam Networks, Inc.*	2,100	6,258
Oplink Communications, Inc.*	1,810	26,843
Opnext, Inc.*	5,731	14,098
Optical Cable Corp.*	300	906
Orbcomm, Inc.*	2,300	5,451
PC-Tel, Inc.*	1,200	7,032
Performance Technologies, Inc.*	1,121	3,150
Plantronics, Inc.	1,600	38,576
SCM Microsystems, Inc.*	700	1,764
Seachange International, Inc.*	2,300	15,571
Sycamore Networks, Inc.*	22,200	63,270
Symmetricom, Inc.*	1,500	7,185
Tellabs, Inc.*	22,200	133,644
Tollgrade Communications, Inc.*	1,200	7,140
UTStarcom, Inc.*	12,400	22,444

		757,285

Computers & Peripherals 0.7%
ActivIdentity Corp.*	2,500	5,675
Adaptec, Inc.*	10,700	34,133
Avid Technology, Inc.*	1,300	16,419
Concurrent Computer Corp.*	500	1,920
Datalink Corp.*	1,100	4,378
Electronics for Imaging, Inc.*	4,000	46,640
Hutchinson Technology, Inc.*	800	4,656
Imation Corp.	2,900	25,578
Intevac, Inc.*	1,900	19,380
Presstek, Inc.*	2,000	3,400
Silicon Graphics International Corp.*	1,800	10,728

		172,907

Construction & Engineering 1.0%
Comfort Systems USA, Inc.	2,200	23,980
Dycom Industries, Inc.*	4,000	39,520
EMCOR Group, Inc.*	3,000	70,860
Great Lakes Dredge & Dock Corp.	4,900	30,037
Insituform Technologies, Inc., Class A*	2,400	50,880
Integrated Electrical Services, Inc.*	800	5,264
Layne Christensen Co.*	500	12,950
Pike Electric Corp.*	1,800	22,590
Sterling Construction Co., Inc.*	500	8,065
Tutor Perini Corp.*	200	3,530

		267,676

Construction Materials 0.2%
Headwaters, Inc.*	4,700	19,364
Texas Industries, Inc.	900	29,961
U.S. Concrete, Inc.*	3,500	5,635

		54,960

Consumer Finance 1.1%
AmeriCredit Corp.*	8,800	155,320
Cash America International, Inc.	700	21,182
CompuCredit Holdings Corp.*	6,100	20,008
First Marblehead Corp. (The)*	1,892	3,708
Nelnet, Inc., Class A*	3,300	46,299
Rewards Network, Inc.	466	5,014
Student Loan Corp. (The)	500	21,025
United PanAm Financial Corp.*	1,200	3,600

		276,156

2009 Annual Report 39

Statement of Investments (Continued)
October 31, 2009

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Containers & Packaging 0.7%
Bemis Co., Inc.	3,600	$92,988
Bway Holding Co.*	1,400	24,878
Graphic Packaging Holding Co.*	15,800	36,182
Myers Industries, Inc.	2,800	24,556
Temple-Inland, Inc.	1,000	15,450

		194,054

Distributors 0.1%
Core-Mark Holding Co., Inc.*	1,400	38,318

Diversified Consumer Services 0.6%
Carriage Services, Inc.*	1,570	5,966
Collectors Universe*	627	4,690
Mac-Gray Corp.*	100	813
Regis Corp.	3,400	55,216
Service Corp. International	12,000	82,440
Stewart Enterprises, Inc., Class A	2,300	10,534

		159,659

Diversified Financial Services 0.9%
Asset Acceptance Capital Corp.*	1,700	12,359
Asta Funding, Inc.	1,200	7,836
Compass Diversified Holdings	497	5,084
Encore Capital Group, Inc.*	2,700	40,419
Financial Federal Corp.	1,000	20,420
Marlin Business Services Corp.*	1,056	7,086
Medallion Financial Corp.	1,852	14,538
NewStar Financial, Inc.*	4,300	10,793
PHH Corp.*	4,100	66,256
Pico Holdings, Inc.*	500	16,970
Portfolio Recovery Associates, Inc.*	500	23,070

		224,831

Diversified Telecommunication Services 0.2%
Arbinet Corp.*	1,400	3,066
D&E Communications, Inc.	1,000	11,200
General Communication, Inc., Class A*	4,400	27,060
iBasis, Inc.*	2,700	6,075
SureWest Communications*	900	7,938

		55,339

Electrical Equipment 1.3%
A.O. Smith Corp.	1,700	67,371
Baldor Electric Co.	1,500	38,775
BTU International, Inc.*	700	3,556
Encore Wire Corp.	2,300	47,725
EnerSys*	2,400	53,040
LSI Industries, Inc.	1,600	11,184
Magnetek, Inc.*	600	750
Ocean Power Technologies, Inc.*	900	5,454
PowerSecure International, Inc.*	600	4,992
Regal-Beloit Corp.	800	37,504
Thomas & Betts Corp.*	2,200	75,262

		345,613

Electronic Equipment, Instruments & Components 5.6%
Arrow Electronics, Inc.*	5,100	129,234
AVX Corp.	9,300	105,276
Benchmark Electronics, Inc.*	5,200	87,360
Checkpoint Systems, Inc.*	3,400	46,138
Cognex Corp.	2,300	37,007
CPI International, Inc.*	1,301	12,880
CyberOptics Corp.*	400	2,412
DDi Corp.*	1,100	4,455
Electro Rent Corp.	2,300	24,633
FARO Technologies, Inc.*	900	13,914
Frequency Electronics, Inc.*	1,000	4,400
Gerber Scientific, Inc.*	1,400	6,468
GTSI Corp.*	1,000	7,450
ID Systems, Inc.*	729	2,661
Ingram Micro, Inc., Class A*	9,300	164,145
Jabil Circuit, Inc.	7,600	101,688
Keithley Instruments, Inc.	1,200	3,912
L-1 Identity Solutions, Inc.*	5,900	34,869
Littelfuse, Inc.*	1,200	33,072
LoJack Corp.*	1,300	5,486
Measurement Specialties, Inc.*	500	3,855
Mercury Computer Systems, Inc.*	1,200	12,840
Methode Electronics, Inc.	4,500	32,625
Multi-Fineline Electronix, Inc.*	1,400	38,150
NAPCO Security Technologies, Inc.*	1,700	3,264
NU Horizons Electronics Corp.*	1,000	3,890
OSI Systems, Inc.*	1,500	29,445
PAR Technology Corp.*	1,300	7,085
Park Electrochemical Corp.	500	11,240
PC Connection, Inc.*	300	1,764
PC Mall, Inc.*	1,300	9,217
Perceptron, Inc.*	700	2,359
Plexus Corp.*	2,000	50,600
RadiSys Corp.*	2,700	22,977
Richardson Electronics, Ltd.	1,400	7,910
Rogers Corp.*	500	12,975
ScanSource, Inc.*	600	15,234
Spectrum Control, Inc.*	1,400	11,830
SYNNEX Corp.*	2,500	64,325
Tech Data Corp.*	3,600	138,348
Technitrol, Inc.	1,925	14,996
Tessco Technologies, Inc.	400	6,780
TTM Technologies, Inc.*	4,200	42,714
Vicon Industries, Inc.*	371	2,504
Vishay Intertechnology, Inc.*	9,600	59,808
X-Rite, Inc.*	1,600	3,200
Zygo Corp.*	1,600	11,056

		1,448,451

40 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Energy Equipment & Services 2.3%
Allis-Chalmers Energy, Inc.*	3,000	$10,440
Bristow Group, Inc.*	2,300	67,045
Bronco Drilling Co., Inc.*	1,800	11,376
Cal Dive International, Inc.*	1,400	10,752
Complete Production Services, Inc.*	500	4,765
Dawson Geophysical Co.*	100	2,415
Exterran Holdings, Inc.*	500	10,215
Geokinetics, Inc.*	800	12,864
Global Industries Ltd.*	4,300	31,347
Gulf Island Fabrication, Inc.	1,000	19,120
Gulfmark Offshore, Inc.*	1,500	41,505
Hornbeck Offshore Services, Inc.*	1,400	34,034
Mitcham Industries, Inc.*	700	5,075
Natural Gas Services Group, Inc.*	1,400	23,618
Newpark Resources, Inc.*	2,000	6,020
OMNI Energy Services Corp.*	1,400	1,988
Parker Drilling Co.*	1,500	7,800
Patterson-UTI Energy, Inc.	579	9,021
PHI, Inc., Non-Voting Shares*	1,000	17,180
Pioneer Drilling Co.*	3,000	20,070
Rowan Cos., Inc.	3,000	69,750
SEACOR Holdings, Inc.*	1,300	105,651
Superior Well Services, Inc.*	1,900	20,159
TGC Industries, Inc.*	800	3,480
Trico Marine Services, Inc.*	1,000	6,100
Union Drilling, Inc.*	1,200	9,168
Unit Corp.*	1,300	50,804

		611,762

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	1,600	49,648
Great Atlantic & Pacific Tea Co.*	1,000	9,910
Ingles Markets, Inc., Class A	200	3,076
Ruddick Corp.	1,800	48,096
Susser Holdings Corp.*	1,000	11,890
Weis Markets, Inc.	2,100	74,340
Winn-Dixie Stores, Inc.*	4,100	45,469

		242,429

Food Products 2.1%
B&G Foods, Inc., Class A	4,700	36,707
Chiquita Brands International, Inc.*	3,300	53,427
Corn Products International, Inc.	1,300	36,634
Del Monte Foods Co.	10,900	117,720
Farmer Bros Co.	1,300	24,570
Hain Celestial Group, Inc. (The)*	2,100	36,834
Imperial Sugar Co.	1,000	12,490
John B. Sanfilippo & Son, Inc.*	300	4,116
Smart Balance, Inc.*	4,700	24,816
Smithfield Foods, Inc.*	7,700	102,718
Tasty Baking Co.	700	4,487
TreeHouse Foods, Inc.*	2,400	89,760

		544,279

Health Care Equipment & Supplies 2.1%
Alphatec Holdings, Inc.*	745	3,561
Analogic Corp.	500	18,670
AngioDynamics, Inc.*	2,400	36,240
Anika Therapeutics, Inc.*	100	732
Cantel Medical Corp.*	1,000	16,060
Cardiac Science Corp.*	1,200	4,200
CONMED Corp.*	2,200	46,618
Cooper Cos., Inc. (The)	3,500	98,035
Cynosure, Inc., Class A*	200	2,004
ev3, Inc.*	8,800	103,664
Greatbatch, Inc.*	1,700	33,439
HealthTronics, Inc.*	3,450	7,901
Home Diagnostics, Inc.*	1,200	7,500
Invacare Corp.	2,100	47,103
Inverness Medical Innovations, Inc.*	1,600	60,816
Misonix, Inc.*	600	1,524
Osteotech, Inc.*	1,400	6,048
RTI Biologics, Inc.*	4,100	16,072
Spectranetics Corp.*	600	3,420
Theragenics Corp.*	3,000	4,050
TomoTherapy, Inc.*	5,200	17,264
Young Innovations, Inc.	700	16,555

		551,476

Health Care Providers & Services 3.6%
Allied Healthcare International, Inc.*	4,000	10,640
Allion Healthcare, Inc.*	2,811	18,103
American Dental Partners, Inc.*	1,500	17,835
AMN Healthcare Services, Inc.*	2,800	23,296
Amsurg Corp.*	1,300	27,391
Assisted Living Concepts, Inc., Class A*	1,160	24,035
BioScrip, Inc.*	2,450	18,473
Brookdale Senior Living, Inc.*	3,000	50,520
Capital Senior Living Corp.*	2,400	12,696
Community Health Systems, Inc.*	2,200	68,816
Continucare Corp.*	6,000	15,720
Coventry Health Care, Inc.*	400	7,932
Dynacq Healthcare, Inc.*	256	824
Emeritus Corp.*	800	14,928
Five Star Quality Care, Inc.*	2,200	7,590
Gentiva Health Services, Inc.*	2,200	52,800
Hanger Orthopedic Group, Inc.*	1,300	17,992
Health Net, Inc.*	700	10,437
Healthspring, Inc.*	4,500	64,485
Healthways, Inc.*	1,100	17,688
Integramed America, Inc.*	1,000	8,410
inVentiv Health, Inc.*	2,800	47,544
LCA-Vision, Inc.*	2,000	9,000
LifePoint Hospitals, Inc.*	2,000	56,660
Medcath Corp.*	2,200	18,062
Molina Healthcare, Inc.*	1,500	28,080
Nighthawk Radiology Holdings, Inc.*	3,300	19,767
NovaMed, Inc.*	2,200	8,866

2009 Annual Report 41

Statement of Investments (Continued)
October 31, 2009

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

Odyssey HealthCare, Inc.*	1,800	$25,092
Omnicare, Inc.	5,300	114,851
PDI, Inc.*	800	4,016
RehabCare Group, Inc.*	1,800	33,750
Res-Care, Inc.*	2,200	26,466
Skilled Healthcare Group, Inc., Class A*	1,500	12,060
Sun Healthcare Group, Inc.*	800	7,264
Universal American Corp.*	4,602	46,020

		948,109

Health Care Technology 0.1%
AMICAS, Inc.*	3,800	11,970
Vital Images, Inc.*	1,300	14,833

		26,803

Hotels, Restaurants & Leisure 2.3%
Bluegreen Corp.*	1,500	4,305
Bob Evans Farms, Inc.	1,900	49,913
Boyd Gaming Corp.*	900	6,624
California Pizza Kitchen, Inc.*	1,400	18,186
Churchill Downs, Inc.	1,000	31,380
DineEquity, Inc.*	1,400	29,624
Dover Motorsports, Inc.	1,000	1,390
FortuNet, Inc.	400	544
Gaylord Entertainment Co.*	1,200	18,036
Isle of Capri Casinos, Inc.*	1,700	13,175
J Alexander’s Corp.*	500	2,120
Lakes Entertainment, Inc.*	1,900	4,674
Luby’s, Inc.*	3,100	11,067
Marcus Corp.	1,800	21,060
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,900	11,438
Morton’s Restaurant Group, Inc.*	2,300	8,602
MTR Gaming Group, Inc.*	2,160	4,687
Multimedia Games, Inc.*	2,201	10,807
Orient-Express Hotels Ltd., Class A*	2,000	17,200
Red Lion Hotels Corp.*	1,000	4,770
Rick’s Cabaret International, Inc.*	800	5,848
Rubio’s Restaurants, Inc.*	1,000	7,290
Ruby Tuesday, Inc.*	5,200	34,632
Speedway Motorsports, Inc.	3,500	47,390
Steak N Shake Co. (The)*	2,600	30,290
Vail Resorts, Inc.*	1,000	34,440
VCG Holding Corp.*	1,100	2,068
Wyndham Worldwide Corp.	10,000	170,500

		602,060

Household Durables 3.7%
Acme United Corp.	200	1,680
Bassett Furniture Industries, Inc.	1,000	3,860
Blyth, Inc.	451	15,979
Brookfield Homes Corp.*	2,300	12,949
Cavco Industries, Inc.*	500	15,200
Craftmade International, Inc.*	300	792
CSS Industries, Inc.	1,000	20,300
Ethan Allen Interiors, Inc.	800	9,968
Furniture Brands International, Inc.*	3,700	15,725
Helen of Troy Ltd.*	2,700	61,668
Jarden Corp.	7,700	210,903
La-Z-Boy, Inc.	6,000	42,600
Leggett & Platt, Inc.	5,700	110,181
Lennar Corp., Class A	3,400	42,840
Lifetime Brands, Inc.	808	4,904
M.D.C. Holdings, Inc.	400	13,048
M/I Homes, Inc.*	1,400	15,638
Meritage Homes Corp.*	2,700	49,248
Mohawk Industries, Inc.*	3,900	167,037
Orleans Homebuilders, Inc.*	1,500	3,270
Palm Harbor Homes, Inc.*	1,200	2,652
Pulte Homes, Inc.	4,387	39,527
Ryland Group, Inc.	1,200	22,260
Skyline Corp.	800	13,992
Standard Pacific Corp.*	6,400	19,200
Stanley Furniture Co., Inc.	1,300	10,218
Whirlpool Corp.	400	28,636

		954,275

Household Products 0.2%
Central Garden and Pet Co., Class A*	4,200	39,732
Central Garden and Pet Co.*	2,100	20,832

		60,564

Independent Power Producers & Energy Traders 0.2%
Mirant Corp.*	2,100	29,358
RRI Energy, Inc.*	5,100	26,877

		56,235

Industrial Conglomerates 0.1%
Standex International Corp.	1,100	19,338

Information Technology Services 1.8%
Acorn Energy, Inc.*	400	2,796
Acxiom Corp.*	1,500	17,220
CACI International, Inc., Class A*	1,600	76,192
Convergys Corp.*	6,900	74,865
Edgewater Technology, Inc.*	400	1,140
Euronet Worldwide, Inc.*	1,700	40,205
Hackett Group, Inc. (The)*	1,600	4,992
infoGROUP, Inc.*	4,200	27,552
Perot Systems Corp., Class A*	6,700	200,598
SRA International, Inc., Class A*	900	16,884
StarTek, Inc.*	1,500	8,700
TechTeam Global, Inc.*	1,000	7,830

		478,974

42 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Insurance 10.6%
21st Century Holding Co.	900	$4,131
Affirmative Insurance Holdings, Inc.*	700	2,800
Allied World Assurance Co. Holdings Ltd.	500	22,380
American Equity Investment Life Holding Co.	2,900	19,053
American Financial Group, Inc.	6,400	157,440
American National Insurance Co.	500	41,745
AMERISAFE, Inc.*	1,700	31,518
Argo Group International Holdings Ltd.*	1,200	40,752
Aspen Insurance Holdings Ltd.	800	20,640
CNA Surety Corp.*	2,400	34,704
Conseco, Inc.*	10,400	54,184
Delphi Financial Group, Inc., Class A	3,200	69,440
Donegal Group, Inc., Class A	1,800	26,280
Eastern Insurance Holdings, Inc.	1,000	7,060
Endurance Specialty Holdings Ltd.	1,300	46,787
FBL Financial Group, Inc., Class A	1,800	36,270
Fidelity National Financial, Inc., Class A	800	10,856
First Acceptance Corp.*	3,404	7,489
First American Corp.	5,200	158,028
First Mercury Financial Corp.	1,800	22,860
Flagstone Reinsurance Holdings Ltd.	900	9,855
FPIC Insurance Group, Inc.*	1,000	33,830
Genworth Financial, Inc., Class A*	6,800	72,216
Hallmark Financial Services*	2,700	20,709
Hanover Insurance Group, Inc. (The)	2,800	117,796
HCC Insurance Holdings, Inc.	6,100	160,979
Hilltop Holdings, Inc.*	4,800	56,832
Horace Mann Educators Corp.	700	8,701
Independence Holding Co.	1,400	7,770
MBIA, Inc.*	15,000	60,900
Meadowbrook Insurance Group, Inc.	3,845	25,877
Mercer Insurance Group, Inc.	500	9,290
Mercury General Corp.	2,400	87,504
Montpelier Re Holdings Ltd.	800	12,928
National Financial Partners Corp.*	2,500	20,375
Navigators Group, Inc.*	1,000	53,070
NYMAGIC, Inc.	192	2,743
Old Republic International Corp.	13,000	138,840
OneBeacon Insurance Group Ltd., Class A	1,500	17,880
Phoenix Cos., Inc. (The)*	1,900	6,042
Platinum Underwriters Holdings Ltd.	500	17,885
PMA Capital Corp., Class A*	900	4,302
ProAssurance Corp.*	2,500	125,700
Protective Life Corp.	3,800	73,150
Reinsurance Group of America, Inc.	3,300	152,130
Safety Insurance Group, Inc.	1,000	33,470
SeaBright Insurance Holdings, Inc.*	2,400	26,832
Specialty Underwriters’ Alliance, Inc.*	700	4,774
State Auto Financial Corp.	2,200	35,772
Stewart Information Services Corp.	1,700	15,198
Transatlantic Holdings, Inc.	3,764	190,082
United America Indemnity Ltd., Class A*	673	4,718
United Fire & Casualty Co.	1,100	19,228
Unitrin, Inc.	7,900	154,840
Validus Holdings Ltd.	1,700	43,010
W.R. Berkley Corp.	2,400	59,328
White Mountains Insurance Group Ltd.	100	30,941
Zenith National Insurance Corp.	1,500	42,795

		2,772,709

Internet & Catalog Retail 0.0%
1-800-FLOWERS.COM, Inc., Class A*	1,300	4,992
dELiA*s, Inc.*	1,700	3,604
Hollywood Media Corp.*	2,600	3,900

		12,496

Internet Software & Services 1.5%
IAC/InterActiveCorp*	5,400	102,276
InfoSpace, Inc.*	3,400	29,138
Internap Network Services Corp.*	6,500	20,800
Internet Brands, Inc., Class A*	3,849	28,637
Internet Capital Group, Inc.*	3,800	27,626
iPass, Inc.*	3,400	4,420
Keynote Systems, Inc.*	800	8,176
Knot, Inc. (The)*	1,800	19,206
Looksmart Ltd.*	1,300	1,703
Marchex, Inc., Class B	2,000	9,060
ModusLink Global Solutions, Inc.*	3,800	31,236
Perficient, Inc.*	600	4,884
RealNetworks, Inc.*	10,800	38,556
Soundbite Communications, Inc.*	1,400	4,200
support.com, Inc.*	3,300	7,920
TechTarget, Inc.*	1,484	9,349
TheStreet.com, Inc.	3,700	9,213
United Online, Inc.	1,800	14,400
Web.com Group, Inc.*	2,400	16,896

		387,696

Leisure Equipment & Products 0.3%
Aldila, Inc.*	200	592
Arctic Cat, Inc.	1,200	7,128
Callaway Golf Co.	2,700	18,468
Cybex International, Inc.*	1,400	1,918
Nautilus, Inc.*	2,800	5,012
RC2 Corp.*	1,971	25,741
Sport Supply Group, Inc.	1,000	10,320
Steinway Musical Instruments*	800	9,376

		78,555

Life Sciences Tools & Services 0.1%
Cambrex Corp.*	1,400	8,400
Harvard Bioscience, Inc.*	2,000	7,240

		15,640

2009 Annual Report 43

Statement of Investments (Continued)
October 31, 2009

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Machinery 2.8%
Alamo Group, Inc.	289	$3,959
Albany International Corp., Class A	2,000	33,320
American Railcar Industries, Inc.	2,800	28,000
Astec Industries, Inc.*	500	11,500
Barnes Group, Inc.	1,500	23,775
Briggs & Stratton Corp.	2,300	43,010
CIRCOR International, Inc.	1,400	38,150
Columbus Mckinnon Corp.*	2,400	39,720
EnPro Industries, Inc.*	500	11,290
Flanders Corp.*	1,800	9,072
FreightCar America, Inc.	700	16,506
Gardner Denver, Inc.*	2,000	71,820
Gencor Industries, Inc.*	499	3,743
Greenbrier Cos., Inc.	1,200	10,656
Hardinge, Inc.	900	4,725
Hurco Cos., Inc.*	600	9,540
Kadant, Inc.*	600	7,734
Mfri, Inc.*	400	2,688
Miller Industries, Inc.*	1,500	15,075
Mueller Industries, Inc.	1,700	40,222
Mueller Water Products, Inc., Class A	8,800	39,424
NACCO Industries, Inc., Class A	600	35,760
Portec Rail Products, Inc.	1,000	8,710
Tecumseh Products Co., Class A*	1,100	11,495
Timken Co.	5,500	121,165
Titan International, Inc.	1,100	9,240
Trinity Industries, Inc.	400	6,752
Twin Disc, Inc.	602	5,653
Wabash National Corp.*	3,000	5,880
Watts Water Technologies, Inc., Class A	2,300	64,975

		733,559

Marine 0.3%
Alexander & Baldwin, Inc.	2,400	69,192
Genco Shipping & Trading Ltd.	1,000	19,890

		89,082

Media 1.9%
AH Belo Corp., Class A*	80	328
Alloy, Inc.*	1,382	9,094
Ballantyne Strong, Inc.*	825	2,805
Belo Corp., Class A	400	1,880
Cinemark Holdings, Inc.	8,200	95,038
E.W. Scripps Co. (The), Class A*	2,500	15,900
Fisher Communications, Inc.*	1,000	19,490
Lee Enterprises, Inc.*	1,000	3,050
Liberty Media Corp. — Capital*	7,000	144,830
Live Nation, Inc.*	5,800	38,628
Media General, Inc., Class A	2,200	18,238
Meredith Corp.	4,600	124,476
New Frontier Media, Inc.*	1,900	3,686
Orchard Enterprises, Inc.*	500	525
Outdoor Channel Holdings, Inc.*	2,200	15,224
Saga Communications, Inc., Class A*	400	5,100

		498,292

Metals & Mining 1.5%
AM Castle & Co.	3,000	33,810
Brush Engineered Materials, Inc.*	500	9,225
Coeur d’Alene Mines Corp.*	800	16,064
Friedman Industries	300	1,731
Haynes International, Inc.*	400	11,328
Horsehead Holding Corp.*	3,600	34,308
Kaiser Aluminum Corp.	2,500	99,875
Olympic Steel, Inc.	800	20,240
RTI International Metals, Inc.*	700	14,497
Stillwater Mining Co.*	5,928	36,754
Synalloy Corp.	400	3,616
Universal Stainless & Alloy*	900	13,581
US Gold Corp.*	1,281	3,459
Worthington Industries, Inc.	9,451	104,433

		402,921

Multiline Retail 0.5%
99 Cents Only Stores*	4,400	50,028
Dillard’s, Inc., Class A	200	2,724
Fred’s, Inc., Class A	3,500	41,440
Saks, Inc.*	5,700	31,977

		126,169

Oil, Gas & Consumable Fuels 3.7%
Alon USA Energy, Inc.	2,000	16,800
Approach Resources, Inc.*	600	4,656
ATP Oil & Gas Corp.*	3,100	53,661
Berry Petroleum Co., Class A	1,600	40,576
Cimarex Energy Co.	3,200	125,312
Comstock Resources, Inc.*	1,800	73,962
Crosstex Energy, Inc.	3,200	17,984
Delek US Holdings, Inc.	3,500	23,625
Double Eagle Petroleum Co.*	800	3,784
Encore Acquisition Co.*	900	33,363
GeoMet, Inc.*	3,500	6,580
Harvest Natural Resources, Inc.*	3,100	17,019
HKN, Inc.*	1,000	3,300
Mariner Energy, Inc.*	4,700	59,878
Overseas Shipholding Group, Inc.	1,800	70,650
Penn Virginia Corp.	1,600	32,400
Petroleum Development Corp.*	1,000	16,700
Rex Energy Corp.*	2,500	20,225
Rosetta Resources, Inc.*	2,000	27,060
Stone Energy Corp.*	2,094	32,101
Swift Energy Co.*	1,800	38,124
Tesoro Corp.	4,100	57,974
USEC, Inc.*	8,800	33,968

44 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Western Refining, Inc.*	3,000	$16,830
Whiting Petroleum Corp.*	2,300	129,720

		956,252

Paper & Forest Products 1.7%
Buckeye Technologies, Inc.*	3,900	34,944
Glatfelter	3,500	36,995
KapStone Paper and Packaging Corp.*	200	1,388
Louisiana-Pacific Corp.*	7,900	41,475
MeadWestvaco Corp.	9,800	223,734
Mercer International, Inc.*	1,100	2,354
Schweitzer-Mauduit International, Inc.	1,700	87,805
Wausau Paper Corp.	700	6,139

		434,834

Personal Products 0.4%
CCA Industries, Inc.	400	1,816
Elizabeth Arden, Inc.*	1,600	17,040
Inter Parfums, Inc.	1,700	20,876
Mannatech, Inc.	1,800	6,120
Nutraceutical International Corp.*	1,400	15,232
Parlux Fragrances, Inc.*	1,100	2,123
Physicians Formula Holdings, Inc.*	1,300	2,847
Prestige Brands Holdings, Inc.*	3,800	25,688

		91,742

Pharmaceuticals 0.9%
Hi-Tech Pharmacal Co., Inc.*	1,000	18,240
King Pharmaceuticals, Inc.*	9,906	100,348
Lannett Co., Inc.*	1,100	7,392
Medicis Pharmaceutical Corp., Class A	1,100	23,287
Par Pharmaceutical Cos., Inc.*	2,200	46,134
Watson Pharmaceuticals, Inc.*	800	27,536

		222,937

Professional Services 0.9%
Barrett Business Services, Inc.	500	5,800
CDI Corp.	1,300	15,834
CRA International, Inc.*	600	14,850
Franklin Covey Co.*	700	3,654
GP Strategies Corp.*	1,877	13,214
Heidrick & Struggles International, Inc.	1,000	27,360
Hudson Highland Group, Inc.*	2,200	7,128
Kelly Services, Inc., Class A	3,206	35,522
Kforce, Inc.*	2,800	32,844
Korn/Ferry International*	352	5,618
LECG Corp.*	2,910	10,040
National Technical Systems, Inc.	400	2,272
On Assignment, Inc.*	2,700	16,308
RCM Technologies, Inc.*	400	908
School Specialty, Inc.*	1,100	24,475
Volt Information Sciences, Inc.*	1,900	15,409

		231,236

Real Estate Management & Development 0.2%
Avatar Holdings, Inc.*	800	13,040
Forest City Enterprises, Inc., Class A	4,800	41,856
ZipRealty, Inc.*	1,900	7,125

		62,021

Road & Rail 2.2%
Amerco, Inc.*	2,300	97,221
Arkansas Best Corp.	2,000	51,640
Celadon Group, Inc.*	1,900	18,544
Hertz Global Holdings, Inc.*	9,100	84,721
Kansas City Southern*	1,000	24,230
Marten Transport Ltd.*	1,900	33,326
PAM Transportation Services, Inc.*	572	4,439
Ryder System, Inc.	3,300	133,815
USA Truck, Inc.*	1,300	14,599
Werner Enterprises, Inc.	5,400	101,250
YRC Worldwide, Inc.*	2,900	10,585

		574,370

Semiconductors & Semiconductor Equipment 3.6%
Actel Corp.*	2,500	29,800
Advanced Analogic Technologies, Inc.*	1,000	3,150
Advanced Energy Industries, Inc.*	1,362	16,630
Amtech Systems, Inc.*	415	2,241
Anadigics, Inc.*	1,100	3,531
AuthenTec, Inc.*	100	247
AXT, Inc.*	2,200	5,082
Cabot Microelectronics Corp.*	900	28,782
California Micro Devices Corp.*	800	2,392
Cascade Microtech, Inc.*	1,000	5,400
Ceva, Inc.*	500	5,065
Cohu, Inc.	2,600	29,588
DSP Group, Inc.*	600	3,468
Exar Corp.*	2,100	14,490
Fairchild Semiconductor International, Inc.*	9,500	71,060
FEI Co.*	700	16,667
FormFactor, Inc.*	500	8,495
GSI Technology, Inc.*	1,200	4,332
Ikanos Communications, Inc.*	1,600	2,768
Integrated Device Technology, Inc.*	16,600	97,608
Integrated Silicon Solution, Inc.*	2,500	8,750
International Rectifier Corp.*	3,900	71,292
Intersil Corp., Class A	6,683	83,871
IXYS Corp.*	1,400	9,380
Kopin Corp.*	3,700	16,428
Lattice Semiconductor Corp.*	6,200	11,842
Mattson Technology, Inc.*	2,800	5,936
Nanometrics, Inc.*	1,580	12,956
Novellus Systems, Inc.*	800	16,464
OmniVision Technologies, Inc.*	4,200	51,492
PDF Solutions, Inc.*	1,600	5,664
Pericom Semiconductor Corp.*	1,000	9,410
Photronics, Inc.*	2,200	9,196

2009 Annual Report 45

Statement of Investments (Continued)
October 31, 2009

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

PLX Technology, Inc.*	2,700	$8,478
Rudolph Technologies, Inc.*	3,000	19,020
Semitool, Inc.*	1,800	12,708
Silicon Image, Inc.*	4,000	8,440
Skyworks Solutions, Inc.*	3,300	34,419
Standard Microsystems Corp.*	2,453	47,245
TriQuint Semiconductor, Inc.*	9,900	53,361
Ultra Clean Holdings, Inc.*	1,200	6,612
Ultratech, Inc.*	1,300	16,796
Veeco Instruments, Inc.*	1,700	41,395
Virage Logic Corp.*	1,800	10,620
Zoran Corp.*	2,800	24,836

		947,407

Software 0.9%
Dynamics Research Corp.*	1,100	14,091
ePlus, Inc.*	460	6,918
JDA Software Group, Inc.*	1,200	23,808
Kenexa Corp.*	1,300	16,380
Lawson Software, Inc.*	3,400	21,454
Mentor Graphics Corp.*	1,300	9,490
Opnet Technologies, Inc.	500	5,450
Progress Software Corp.*	600	13,860
Rovi Corp.*	300	8,265
S1 Corp.*	1,100	6,600
Smith Micro Software, Inc.*	2,700	24,516
SonicWALL, Inc.*	4,775	37,914
THQ, Inc.*	2,400	12,552
TIBCO Software, Inc.*	2,787	24,386

		225,684

Specialty Retail 5.7%
Aaron’s, Inc.	1,000	25,050
AC Moore Arts & Crafts, Inc.*	410	1,960
America’s Car-Mart, Inc.*	900	18,657
AnnTaylor Stores Corp.*	3,400	44,098
AutoNation, Inc.*	10,100	174,124
Barnes & Noble, Inc.	4,200	69,762
Bebe Stores, Inc.	2,300	14,398
Brown Shoe Co., Inc.	3,200	33,184
Build-A-Bear Workshop, Inc.*	2,300	11,914
Cabela’s, Inc.*	5,400	67,878
Cache, Inc.*	1,100	5,291
Charming Shoppes, Inc.*	3,000	13,590
Christopher & Banks Corp.	2,310	14,068
Coldwater Creek, Inc.*	4,900	28,175
Collective Brands, Inc.*	2,700	50,085
Conn’s, Inc.*	1,900	11,989
Cost Plus, Inc.*	900	1,971
Destination Maternity Corp.*	300	6,015
Dress Barn, Inc.*	1,500	27,075
DSW, Inc., Class A*	1,300	24,960
Finish Line, Inc. (The), Class A	5,600	56,784
Foot Locker, Inc.	8,700	91,176
Gander Mountain Co.*	800	3,992
Genesco, Inc.*	600	15,642
Group 1 Automotive, Inc.	2,600	66,092
Haverty Furniture Cos., Inc.*	1,700	20,587
HOT Topic, Inc.*	4,300	33,110
Jo-Ann Stores, Inc.*	2,000	53,240
Lithia Motors, Inc., Class A*	500	4,170
MarineMax, Inc.*	1,300	8,853
Men’s Wearhouse, Inc. (The)	1,500	34,755
New York & Co., Inc.*	3,200	14,080
Office Depot, Inc.*	15,400	93,170
Pacific Sunwear Of California*	4,300	25,972
Penske Auto Group, Inc.	7,300	114,318
PEP Boys-Manny Moe & Jack	5,800	50,866
Rent-A-Center, Inc.*	1,700	31,212
Shoe Carnival, Inc.*	1,423	21,359
Stage Stores, Inc.	2,200	25,960
Stein Mart, Inc.*	3,227	30,656
Systemax, Inc.*	1,000	13,480
Tandy Leather Factory, Inc.*	200	658
West Marine, Inc.*	1,600	12,192
Zale Corp.*	3,300	15,609

		1,482,177

Textiles, Apparel & Luxury Goods 1.8%
Columbia Sportswear Co.	2,700	102,735
Culp, Inc.*	1,000	5,770
Delta Apparel, Inc.*	158	1,397
G-III Apparel Group Ltd.*	1,800	28,818
Heelys, Inc.	2,200	4,884
Iconix Brand Group, Inc.*	3,300	38,478
Jones Apparel Group, Inc.	3,200	57,248
Kenneth Cole Productions, Inc., Class A	1,000	9,510
K-Swiss, Inc., Class A	2,300	18,768
Lakeland Industries, Inc.*	200	1,472
Lazare Kaplan International, Inc.* (a)	300	750
Liz Claiborne, Inc.	2,600	14,924
Movado Group, Inc.	1,600	16,768
Oxford Industries, Inc.	1,400	27,090
Perry Ellis International, Inc.*	1,400	19,138
Quiksilver, Inc.*	3,200	6,368
RG Barry Corp.	400	3,424
Rocky Brands, Inc.*	400	3,324
Skechers U.S.A., Inc., Class A*	2,600	56,732
Timberland Co. (The), Class A*	1,200	19,416
Unifi, Inc.*	5,800	16,124
UniFirst Corp.	500	21,035

		474,173

Thrifts & Mortgage Finance 2.0%
Abington Bancorp, Inc.	2,400	16,464
Atlantic Coast Federal Corp.	1,200	1,740

46 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Thrifts & Mortgage Finance (continued)

Bank Mutual Corp.	1,100	$7,722
BankAtlantic Bancorp, Inc., Class A	4,897	7,199
BankFinancial Corp.	2,714	25,620
Berkshire Hills Bancorp, Inc.	1,300	26,715
BofI Holding, Inc.*	700	5,838
Dime Community Bancshares	1,800	19,782
Doral Financial Corp.*	100	284
ESSA Bancorp, Inc.	1,500	17,955
First Defiance Financial Corp.	900	12,978
First Financial Holdings, Inc.	400	5,396
First Financial Northwest, Inc.	2,500	14,800
First Place Financial Corp.	367	1,116
Flushing Financial Corp.	1,100	12,353
Home Federal Bancorp, Inc.	2,300	26,565
HopFed Bancorp, Inc.	300	3,042
Legacy Bancorp, Inc.	700	6,692
Louisiana Bancorp, Inc.*	600	8,568
NewAlliance Bancshares, Inc.	3,900	43,212
Northeast Community Bancorp, Inc.	300	2,010
OceanFirst Financial Corp.	1,000	9,500
PMI Group, Inc. (The)	2,100	5,082
Provident Financial Holdings, Inc.	600	4,200
Provident Financial Services, Inc.	2,000	21,500
Radian Group, Inc.	10,300	59,637
Riverview Bancorp, Inc.*	589	1,891
Rome Bancorp, Inc.	700	5,740
SI Financial Group, Inc.	1,100	4,785
TierOne Corp.*	222	442
Tree.com, Inc.*	300	2,343
United Community Financial Corp.*	763	1,144
United Financial Bancorp, Inc.	1,400	17,990
United Western Bancorp, Inc.	472	1,732
Washington Federal, Inc.	5,000	85,750
Waterstone Financial, Inc.*	1,700	5,797
Westfield Financial, Inc.	3,100	24,955

		518,539

Tobacco 0.4%
Alliance One International, Inc.*	4,900	21,609
Universal Corp.	2,100	87,339

		108,948

Trading Companies & Distributors 0.9%
Applied Industrial Technologies, Inc.	1,400	28,322
Empire Resources, Inc.	300	465
GATX Corp.	2,600	70,668
H&E Equipment Services, Inc.*	1,366	14,480
Interline Brands, Inc.*	4,100	59,860
TAL International Group, Inc.	1,000	11,860
United Rentals, Inc.*	4,900	46,501

		232,156

Water Utilities 0.1%
Middlesex Water Co.	800	12,312
Pennichuck Corp.	200	4,534
SJW Corp.	600	13,062

		29,908

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	1,800	49,680
United States Cellular Corp.*	800	29,288

		78,968

Total Common Stocks (cost $31,563,090)		25,767,177

Mutual Fund 1.1%

Money Market Fund 1.1%
Invesco AIM Liquid Assets Portfolio, 0.21% (b)	273,858	273,858

Total Mutual Fund (cost $273,858)		273,858

Total Investments (cost $31,836,948) (c) — 99.9%		26,041,035

Other assets in excess of liabilities — 0.1%		13,327

NET ASSETS — 100.0%		$26,054,362

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

Ltd.	Limited

NA	National Association

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 47

Statement of Assets and Liabilities
October 31, 2009

Nationwide
U.S. Small
Cap Value Fund

Assets:
Investments, at value (cost $31,836,948)	$26,041,035
Interest and dividends receivable	7,283
Receivable for investments sold	1,932
Receivable for capital shares issued	16,614
Prepaid expenses and other assets	19,248

Total Assets	26,086,112

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	16,686
Fund administration fees	2,907
Distribution fees	21
Administrative servicing fees	5,923
Accounting and transfer agent fees	2,496
Trustee fees	480
Custodian fees	232
Compliance program costs (Note 3)	187
Professional fees	2,124
Other	694

Total Liabilities	31,750

Net Assets	$26,054,362

Represented by:
Capital	$33,167,357
Accumulated net realized losses from investment transactions	(1,317,082)
Net unrealized appreciation/(depreciation) from investments	(5,795,913)

Net Assets	$26,054,362

Net Assets:
Class A Shares	$71,532
Class C Shares	7,720
Institutional Service Class Shares	25,941,166
Institutional Class Shares	33,944

Total	$26,054,362

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,363
Class C Shares	1,016
Institutional Service Class Shares	3,393,125
Institutional Class Shares	4,428

Total	3,407,932

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2009

Nationwide
U.S. Small
Cap Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.64
Class C Shares (a)	$7.60
Institutional Service Class Shares	$7.65
Institutional Class Shares	$7.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.11

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part these to financial statements.

2009 Annual Report 49

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
U.S. Small
Cap Value Fund

INVESTMENT INCOME:
Interest income	$155
Dividend income	353,293

Total Income	353,448

EXPENSES:
Investment advisory fees	217,762
Fund administration fees	27,650
Distribution fees Class A	72
Distribution fees Class C	110
Administrative servicing fees Class A	1
Administrative servicing fees Institutional Service Class	68,139
Registration and filing fees	50,040
Professional fees	5,535
Printing fees	10,048
Trustee fees	1,842
Custodian fees	1,010
Accounting and transfer agent fees	16,329
Compliance program costs (Note 3)	403
Other	3,239

Total expenses before earnings credit and waived/reimbursed expenses	402,180
Earnings credit (Note 5)	(31)
Administrative servicing fees voluntarily waived — Institutional Service Class	(11,000)
Expenses reimbursed by adviser	(83,922)

Net Expenses	307,227

NET INVESTMENT INCOME	46,221

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,321,736)
Net change in unrealized appreciation/(depreciation) from investments	3,534,314

Net realized/unrealized gains from investments	2,212,578

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,258,799

The accompanying notes are an integral part of these financial statements.

50 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap
	Value Fund

		Period from
	Year Ended	December 21, 2007* to
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$46,221	$66,697
Net realized gains (losses) from investment transactions	(1,321,736)	353,054
Net change in unrealized appreciation/(depreciation) from investments	3,534,314	(9,330,227)

Change in net assets resulting from operations	2,258,799	(8,910,476)

Distributions to Shareholders From:
Net investment income:
Class A	(27)	(12)
Class C	–	(1)
Institutional Service Class	(131,450)	(17)
Institutional Class	(208)	(30,138)
Net realized gains:
Class A	(127)	–
Class C	(233)	–
Institutional Service Class	(352,250)	–
Institutional Class	(446)	–

Change in net assets from shareholder distributions	(484,741)	(30,168)

Change in net assets from capital transactions	61,431	33,159,517

Change in net assets	1,835,489	24,218,873

Net Assets:
Beginning of period	24,218,873	–

End of period	$26,054,362	$24,218,873

Accumulated undistributed net investment income at end of period	$–	$50,764

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$66,375	$11,427
Dividends reinvested	154	12
Cost of shares redeemed	(7,468)	–

Total Class A	59,061	11,439

Class C Shares
Proceeds from shares issued	2,000	22,386
Dividends reinvested	233	1
Cost of shares redeemed	(9,300)	–

Total Class C	(7,067)	22,387

Institutional Service Class Shares
Proceeds from shares issued	2,754,549	34,277,395
Dividends reinvested	483,700	17
Cost of shares redeemed	(3,232,101)	(1,882,273)

Total Institutional Service Class	6,148	32,395,139

Amounts designated as “–” are zero or have been rounded to zero.

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 51

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap
	Value Fund

		Period from
	Year Ended	December 21, 2007* to
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$32,234	$14,972,256
Dividends reinvested	654	30,138
Cost of shares redeemed	(29,599)	(14,271,842)

Total Institutional Class	3,289	730,552

Change in net assets from capital transactions:	$61,431	$33,159,517

SHARE TRANSACTIONS:
Class A Shares
Issued	9,367	1,142
Reinvested	24	1
Redeemed	(1,171)	–

Total Class A Shares	8,220	1,143

Class C Shares
Issued	302	2,262
Reinvested	37	–
Redeemed	(1,585)	–

Total Class C Shares	(1,246)	2,262

Institutional Service Class Shares
Issued	437,493	3,592,623
Reinvested	77,547	2
Redeemed	(497,883)	(216,657)

Total Institutional Service Class Shares	17,157	3,375,968

Institutional Class Shares
Issued	5,174	1,497,000
Reinvested	105	3,323
Redeemed	(5,174)	(1,496,000)

Total Institutional Class Shares	105	4,323

Total change in shares:	24,236	3,383,696

Amounts designated as “–” are zero or have been rounded to zero.

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

52 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized									Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	(0.12)	–	$7.64	8.99%	$71,532	1.34%	(0.11%)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	(0.01)	–	$7.15	(28.40%)	$8,172	1.47%	0.09%	1.86%	16.44%

Class C Shares
Year Ended October 31, 2009 (f)	$7.12	(0.02)	.59	.57	–	(0.10)	(0.10)	0.01	$7.60	8.48%	$7,720	2.09%	(0.37%)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	$7.12	(28.79%)	$16,104	2.08%	(0.48%)	2.35%	16.44%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	(0.14)	–	$7.65	9.27%	$25,941,166	1.34%	0.20%	1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	(0.02)	–	$7.16	(28.27%)	$24,163,614	1.23%	0.31%	1.32%	16.44%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	(0.15)	–	$7.67	9.58%	$33,944	1.09%	0.48%	1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	(0.02)	–	$7.17	(28.14%)	$30,983	1.07%	0.48%	1.64%	16.44%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 53

Nationwide Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Value Fund (Class A at NAV) returned 9.59% versus 11.20% for its benchmark, the Russell 1000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 907 funds as of October 31, 2009) was 10.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The energy and industrials sectors provided the largest positive returns for the Fund on a relative basis. The Fund’s overweight in energy names Anadarko Petroleum Corp., Occidental Petroleum Corp. and Apache Corp. provided positive returns for the Fund as commodity prices stabilized and increased in response to an improving demand outlook. The Fund’s overweight in industrial names Illinois Tool Works Inc. and Parker Hannifin Corp. provided positive returns as investors focused on the anticipation of improved earnings with economic recovery.

What areas of investment detracted from Fund performance?

The materials and financial services sectors proved to be the largest detractors from Fund performance. The Fund’s holdings in materials companies such as International Paper Co. and The Dow Chemical Co. proved to be the largest detractors from Fund performance. International Paper decreased in value due to worries in paper supply and demand fundamentals. Dow Chemical Co. decreased in value due to Kuwait’s top energy body withdrawing from its joint venture and its deal with Rohm and Hass Co. The Fund’s holdings in financial services companies Synovus Financial Corp. and Huntington Bancshares Inc. detracted from Fund performance; these companies suffered due to investors’ worries about their exposure to the credit markets and their capital ratios.

What is your outlook for the near term?

The continued improvement in credit markets remains a positive sign for the stock market as access to credit for many businesses has continued to improve. With markets up more than 50% since the March 2009 lows, investors appear to be more focused on the future strength of the economy and company earnings. This is a concern because there is a risk that earnings may not support current valuations. Already, the Fund’s holdings have been adjusted during the past several months in an attempt to reduce this risk, by putting an emphasis on more stable areas such as healthcare, and a reducing the Fund’s exposure to cyclical stocks.

Our goal heading into 2010 is to maintain a disciplined investment process, stay focused on the long-term, and remain sensitive to the relationship between prices and our estimates of intrinsic value.

Subadviser:
Diamond Hill Capital Management, Inc.

Portfolio Manager:
Charles S. Bath, CFA

54 Annual Report 2009

Fund Performance	Nationwide Value Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	9.59%	-12.59%
	w/SC3	3.32%	-15.62%

Class C	w/o SC2	8.67%	-13.25%
	w/SC4	7.67%	-13.25%

Class R2[5,6]		9.10%	-12.86%

Institutional Class[5]		9.85%	-12.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on February 28, 2008.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	5.66%	1.20%

Class C	6.31%	1.85%

Class R2	5.86%	1.40%

Institutional Class	5.31%	0.85%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Fund, Russell 1000® Index (Russell 1000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 consists of the largest 1000 companies in the Russell® 3000 Index.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 55

Shareholder	Nationwide Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Value Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a]	05/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,220.60	6.21	1.10
	Hypothetical	[b]	1,000.00	1,019.61	5.65	1.10

Class C Shares	Actual		1,000.00	1,215.30	10.33	1.85
	Hypothetical	[b]	1,000.00	1,015.88	9.40	1.85

Class R2 Shares[c]	Actual		1,000.00	1,217.00	7.60	1.35
	Hypothetical	[b]	1,000.00	1,018.35	6.92	1.35

Institutional Class	Actual		1,000.00	1,221.60	4.76	0.85
Shares	Hypothetical	[b]	1,000.00	1,020.92	4.33	0.85

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

56 Annual Report 2009

Portfolio Summary	Nationwide Value Fund
October 31, 2009

Asset Allocation

Common Stocks	89.5%
Mutual Fund	9.5%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries†

Oil, Gas & Consumable Fuels	18.7%
Pharmaceuticals	10.1%
Machinery	6.0%
Health Care Equipment & Supplies	5.3%
Household Products	4.8%
Aerospace & Defense	4.7%
Insurance	4.2%
Food Products	3.7%
Food & Staples Retailing	3.6%
Commercial Banks	3.4%
Other Industries	35.5%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

Top Holdings†

Invesco AIM Liquid Assets Portfolio	9.6%
Apache Corp.	5.1%
Occidental Petroleum Corp.	4.1%
Devon Energy Corp.	3.9%
Anadarko Petroleum Corp.	3.6%
Medtronic, Inc.	3.4%
United Technologies Corp.	3.3%
Abbott Laboratories	3.2%
Procter & Gamble Co. (The)	3.0%
Pfizer, Inc.	2.9%
Other Holdings	57.9%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 57

Statement of Investments
October 31, 2009

Nationwide Value Fund

Common Stocks 89.5%

	Shares	Market Value

Aerospace & Defense 4.7%
Raytheon Co.	555	$25,130
United Technologies Corp.	970	59,607

		84,737

Airlines 1.3%
Southwest Airlines Co.	2,750	23,100

Beverages 1.9%
PepsiCo, Inc.	585	35,422

Capital Markets 1.1%
Bank of New York Mellon Corp. (The)	730	19,462

Commercial Banks 3.4%
SunTrust Banks, Inc.	1,140	21,786
U.S. Bancorp	665	15,441
Wells Fargo & Co.	900	24,768

		61,995

Commercial Services & Supplies 1.4%
Avery Dennison Corp.	720	25,668

Communications Equipment 1.9%
Cisco Systems, Inc.*	1,525	34,846

Computers & Peripherals 1.5%
Dell, Inc.*	1,915	27,748

Construction & Engineering 0.9%
Fluor Corp.	355	15,769

Consumer Finance 1.8%
American Express Co.	945	32,924

Energy Equipment & Services 1.1%
Transocean Ltd.*	230	19,299

Food & Staples Retailing 3.6%
Sysco Corp.	1,235	32,666
Wal-Mart Stores, Inc.	665	33,037

		65,703

Food Products 3.7%
ConAgra Foods, Inc.	1,510	31,710
General Mills, Inc.	530	34,938

		66,648

Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	620	33,517
Medtronic, Inc.	1,720	61,404

		94,921

Health Care Providers & Services 2.8%
Cardinal Health, Inc.	795	22,530
UnitedHealth Group, Inc.	1,125	29,194

		51,724

Hotels, Restaurants & Leisure 2.0%
McDonald’s Corp.	630	36,924

Household Products 4.8%
Kimberly-Clark Corp.	530	32,415
Procter & Gamble Co. (The)	940	54,520

		86,935

Information Technology Services 0.8%
Alliance Data Systems Corp.*	280	15,394

Insurance 4.1%
Allstate Corp. (The)	615	18,186
Marsh & McLennan Cos., Inc.	1,060	24,868
Travelers Cos., Inc. (The)	650	32,363

		75,417

Machinery 5.9%
Dover Corp.	870	32,782
Illinois Tool Works, Inc.	850	39,032
Parker Hannifin Corp.	690	36,542

		108,356

Multi-Utilities 2.4%
Dominion Resources, Inc.	1,285	43,806

Oil, Gas & Consumable Fuels 18.5%
Anadarko Petroleum Corp.	1,075	65,500
Apache Corp.	980	92,238
Devon Energy Corp.	1,085	70,210
Occidental Petroleum Corp.	972	73,755
XTO Energy, Inc.	855	35,534

		337,237

Pharmaceuticals 10.0%
Abbott Laboratories	1,140	57,650
Johnson & Johnson	635	37,497
Merck & Co., Inc.	1,090	33,713
Pfizer, Inc.	3,105	52,878

		181,738

Semiconductors & Semiconductor Equipment 1.5%
KLA-Tencor Corp.	835	27,146

Software 2.7%
Microsoft Corp.	1,760	48,805

58 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.*	415	$8,972

Total Common Stocks (cost $1,604,981)		1,630,696

Mutual Fund 9.5%
Money Market Fund 9.5%
Invesco AIM Liquid Assets Portfolio, 0.21%(a)	173,709	$173,709

Total Mutual Funds (cost $173,709)		173,709

Total Investments (cost $1,778,690)(b) — 99.0%		1,804,405

Other assets in excess of liabilities — 1.0%		17,605

NET ASSETS — 100.0%		$1,822,010

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 59

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Value
Fund

Assets:
Investments, at value (cost $1,778,690)	$1,804,405
Interest and dividends receivable	2,209
Receivable for capital shares issued	205
Receivable from adviser	6,298
Prepaid expenses and other assets	14,843

Total Assets	1,827,960

Liabilities:
Payable for investments purchased	3,123
Accrued expenses and other payables:
Fund administration fees	189
Distribution fees	245
Administrative servicing fees	377
Accounting and transfer agent fees	753
Trustee fees	31
Custodian fees	58
Compliance program costs (Note 3)	12
Professional fees	135
Other	1,027

Total Liabilities	5,950

Net Assets	$1,822,010

Represented by:
Capital	$2,035,445
Accumulated undistributed net investment income	1,925
Accumulated net realized losses from investment transactions	(241,075)
Net unrealized appreciation/(depreciation) from investments	25,715

Net Assets	$1,822,010

Net Assets:
Class A Shares	$995,261
Class C Shares	41,038
Class R2 Shares (a)	7,942
Institutional Class Shares	777,769

Total	$1,822,010

Shares outstanding (unlimited number of shares authorized):
Class A Shares	127,345
Class C Shares	5,270
Class R2 Shares (a)	1,015
Institutional Class Shares	99,363

Total	232,993

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2009

Nationwide
Value
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.82
Class C Shares (b)	$7.79
Class R2 Shares (a)	$7.82
Institutional Class Shares	$7.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 61

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Value
Fund

INVESTMENT INCOME:
Interest income	$80
Dividend income	30,870

Total Income	30,950

EXPENSES:
Investment advisory fees	9,432
Fund administration fees	1,750
Distribution fees Class A	1,818
Distribution fees Class C	486
Distribution fees Class R2(a)	34
Administrative servicing fees Class A	70
Administrative servicing fees Class R2(a)	1
Registration and filing fees	58,371
Professional fees	308
Printing fees	10,266
Custodian fees	398
Accounting and transfer agent fees	4,169
Compliance program costs (Note 3)	22
Other	1,997

Total expenses before earnings credit and reimbursed expenses	89,122
Earnings credit (Note 5)	(80)
Expenses reimbursed by adviser	(74,288)

Net Expenses	14,754

NET INVESTMENT INCOME	16,196

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(144,868)
Net change in unrealized appreciation/(depreciation) from investments	335,152

Net realized/unrealized gains from investments	1 90,284

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$206,480

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Value Fund

		Period from
		February 27, 2008*
	Year Ended	to
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$16,196	$9,547
Net realized losses from investment transactions	(144,868)	(96,207)
Net change in unrealized appreciation/(depreciation) from investments	335,152	(309,437)

Change in net assets resulting from operations	206,480	(396,097)

Distributions to Shareholders From:
Net investment income:
Class A	(10,772)	(1,271)
Class C	(702)	(7)
Class R2 (a)	(94)	(3,953)
Institutional Class	(12,846)	–

Change in net assets from shareholder distributions	(24,414)	(5,231)

Change in net assets from capital transactions	365,112	1,676,160

Change in net assets	547,178	1,274,832

Net Assets:
Beginning of year	1,274,832	–

End of year	$1,822,010	$1,274,832

Accumulated undistributed net investment income at end of year	$1,925	$10,143

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$472,860	$654,176
Dividends reinvested	10,682	1,261
Cost of shares redeemed	(131,687)	(3,059)

Total Class A	351,855	652,378

Class C Shares
Proceeds from shares issued	29,373	39,998
Dividends reinvested	702	–
Cost of shares redeemed	(29,736)	–

Total Class C	339	39,998

Class R2 Shares (a)
Proceeds from shares issued	–	9,999
Dividends reinvested	94	7
Cost of shares redeemed	–	–

Total Class R2	94	10,006

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Commencement of operations

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 63

Statements of Changes in Net Assets (Continued)

	Nationwide Value Fund

		Period from
		February 27, 2008*
	Year Ended	to
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$3	$969,825
Dividends reinvested	12,846	3,953
Cost of shares redeemed	(25)	–

Total Institutional Class	12,824	973,778

Change in net assets from capital transactions:	$365,112	$1,676,160

SHARE TRANSACTIONS:
Class A Shares
Issued	71,404	72,064
Reinvested	1,615	136
Redeemed	(17,514)	(360)

Total Class A Shares	55,505	71,840

Class C Shares
Issued	4,437	5,098
Reinvested	107	–
Redeemed	(4,372)	–

Total Class C Shares	172	5,098

Class R2 Shares (a)
Issued	–	1,000
Reinvested	14	1
Redeemed	–	–

Total Class R2 Shares	14	1,001

Institutional Class Shares
Issued	–	97,001
Reinvested	1,938	424
Redeemed	–	–

Total Institutional Class Shares	1,938	97,425

Total change in shares:	57,629	175,364

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Commencement of operations

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$7.26	0.07	0.60	0.67	(0.11)	(0.11)	–	$7.82	9.59%	$995,261	1.11%	0.99%	6.20%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.75)	(2.71)	(0.03)	(0.03)	–	$7.26	(27.18%)	$521,834	1.20%	0.93%	6.99%	31.13%

Class C Shares
Year Ended October 31, 2009 (f)	$7.25	0.02	0.59	0.61	(0.07)	(0.07)	–	$7.79	8.67%	$41,038	1.85%	0.36%	7.14%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	–	–	(2.75)	(2.75)	–	–	$7.25	(27.50%)	$36,986	1.85%	0.08%	12.42%	31.13%

Class R2 Shares(h)
Year Ended October 31, 2009 (f)	$7.27	0.05	0.59	0.64	(0.09)	(0.09)	–	$7.82	9.10%	$7,942	1.36%	0.79%	6.50%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.76)	(2.72)	(0.01)	(0.01)	–	$7.27	(27.24%)	$7,274	1.51%	0.62%	5.45%	31.13%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.27	0.09	0.60	0.69	(0.13)	(0.13)	–	$7.83	9.85%	$777,769	0.85%	1.31%	5.98%	36.15%
Period Ended October 31, 2008 (f)(g)	$10.00	0.08	(2.77)	(2.69)	(0.04)	(0.04)	–	$7.27	(26.98%)	$708,738	0.85%	1.27%	4.78%	31.13%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

(g)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 65

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Bond Fund (Class A at NAV) returned 16.72% versus 13.79% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 154 funds as of October 31, 2009) was 18.78% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The best-performing Fund holdings during the annual reporting period were corporate bonds. The market rewarded risktakers as lower-rated securities performed the best. Non-investment-grade corporates and commercial mortgage-backed securities also provided positive relative returns for the Fund. Treasury rates were down 50 to 70 basis points across the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), causing longer-maturity bonds to outperform.

What areas of investment detracted from Fund performance?

During the reporting period, U.S. Treasuries were the worst-performing sector and detracted from the Fund performance. Agency mortgage-backed securities lagged other sectors. Non-Agency and other home equity-related securities also performed poorly during the reporting period. The falling interest-rate environment caused shorter-maturity bonds to underperform.

What is your outlook for the near term?

A slowing in the rate of price inflation (disinflation) and the effectiveness of the Federal Reserve System’s policy to increase the amount of money available to banks for lending should sustain the economic recovery through the near-term future. As the expansion matures, positive feedback is likely to nurture and reinforce the burgeoning pickup in demand. Significant downside factors, however continue to persist — the labor market is still weak and the availability of credit is still limited — but these conditions are slowly diminishing as other areas of the economy continue to improve. While risk assets (equity capital, especially capital in troubled companies that may become subordinated to claims of bondholders) are unlikely to continue rallying at the pace seen during the past two quarters, they should remain on a generally upward path as long as the economy continues to heal.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck and Gary S. Davis, CFA

66 Annual Report 2009

Fund Performance	Nationwide Bond Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	16.72%	4.50%	5.76%
	w/SC2	11.71%	3.60%	5.30%

Class B3	w/o SC1	16.03%	3.82%	5.09%
	w/SC4	11.03%	3.48%	5.09%

Class C5	w/o SC1	16.05%	3.82%	5.15%
	w/SC6	15.05%	3.82%	5.15%

Class D	w/o SC1	17.22%	4.80%	6.03%
	w/SC7	11.95%	3.84%	5.54%

Class R2[8,9,10]		16.38%	4.25%	5.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]	These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.12%	1.09%

Class B	1.78%	1.75%

Class C	1.78%	1.75%

Class D	0.83%	0.80%

Class R2[a]	1.48%	1.45%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

a	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 67

Shareholder	Nationwide Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a]	05/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,120.30	6.47	1.24
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.24

Class B Shares	Actual		1,000.00	1,117.50	9.55	1.75
	Hypothetical	[b]	1,000.00	1,016.18	9.10	1.75

Class C Shares	Actual		1,000.00	1,117.70	9.45	1.69
	Hypothetical	[b]	1,000.00	1,016.28	9.00	1.69

Class D Shares	Actual		1,000.00	1,123.70	4.55	0.82
	Hypothetical	[b]	1,000.00	1,020.92	4.33	0.82

Class R2 Shares[c]	Actual		1,000.00	1,120.10	7.96	1.49
	Hypothetical	[b]	1,000.00	1,017.69	7.58	1.49

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

68 Annual Report 2009

Portfolio Summary	Nationwide Bond Fund
October 31, 2009

Asset Allocation

Corporate Bonds	40.4%
Collateralized Mortgage Obligations	12.4%
U.S. Treasury Notes	10.5%
U.S. Government Mortgage Backed Agencies	9.3%
Mutual Fund	8.3%
Commercial Mortgage Backed Securities	7.0%
U.S. Government Sponsored & Agency Obligation	4.7%
U.S. Treasury Bond	2.5%
Asset-Backed Securities	1.9%
Yankee Dollar	1.1%
Municipal Bonds	0.8%
Sovereign Bond	0.6%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries†

Commercial Banks	5.6%
Energy Equipment & Services	3.8%
Insurance	3.2%
Diversified Financial Services	2.7%
Industrial Conglomerates	2.7%
Communications Equipment	2.7%
Beverages	2.6%
Health Care Providers & Services	2.5%
Metals & Mining	2.4%
Airlines	2.3%
Other Industries	69.5%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

Top Holdings†

Invesco AIM Liquid Assets Portfolio, 0.21%	8.3%
U.S. Treasury Note, 4.88%, 08/15/16	5.9%
U.S. Treasury Note, 3.25%, 05/31/16	4.7%
Federal Farm Credit Bank, 2.00%, 01/17/12	4.7%
Fannie Mae Grantor Trust, 7.30%, 05/25/10	3.6%
Fannie Mae Pool, 4.50%, 05/01/39	3.4%
Freddie Mac Gold Pool, 3.50%, 07/01/18	2.5%
United States Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2.5%
Fannie Mae REMICS, 5.50%, 05/25/23	2.5%
Fannie Mae Pool, 6.62%, 06/01/16	2.3%
Other Holdings	59.6%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 69

Statement of Investments
October 31, 2009

Nationwide Bond Fund

Asset-Backed Securities 1.9%

	Principal Amount	Market Value

Other Asset-Backed Securities 1.9%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-4, Class 1A6 6.24%, 01/25/13 (a)	$605,784	$545,594
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5 5.91%, 01/25/32	617,402	409,796
Structured Asset Securities Corp., Series 2004-6XS, Class A6 4.63%, 03/25/34 (b)	828,350	729,700

Total Asset-Backed Securities (cost $2,051,509)		1,685,090

Collateralized Mortgage Obligations 12.4%

ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	1,000,000	914,117

American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	881,766	734,681

Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	998,974	776,279

Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	1,000,000	846,084

Fannie Mae Grantor Trust, Series 2000-T5, Class B, 7.30%, 05/25/10	3,000,000	3,098,555

Fannie Mae REMICS, Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,128,096

MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	1,000,000	719,522

Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2AN, 5.68%, 12/25/35 (a)	942,597	612,872

Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	1,000,000	981,674

Total Collateralized Mortgage Obligations (cost $11,776,311)		10,811,880

Commercial Mortgage Backed Securities 7.0%

	Principal Amount	Market Value

Non-Agency 7.0%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A3 5.66%, 04/10/49 (a)	$1,000,000	963,407
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	939,525
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2 4.94%, 12/15/35	955,000	986,997
Enterprise Mortgage Acceptance Co. LLC, Series 1998-1, Class A3 6.63%, 01/15/25	380,166	309,974
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A3 5.72%, 12/10/49	1,000,000	938,219
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A3 5.94%, 07/15/44 (a)	1,000,000	943,377
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.47%, 11/15/30 (a)	1,000,000	1,029,227

Total Commercial Mortgage Backed Securities (cost $6,176,232)		6,110,726

Corporate Bonds 40.4%

Airlines 2.3%
Continental Airlines, Inc., Series 974B, 6.90%, 07/02/18	1,145,078	1,076,373
Northwest Airlines, Inc., Series 2001-1, Class C, 7.63%, 04/01/10	264,865	259,567
UAL Pass Through Trust, Series 2001-1, Class B, 6.93%, 03/01/13	665,035	658,385

		1,994,325

Beverages 2.6%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19(c)	1,000,000	1,165,314
SABMiller PLC, 6.50%, 07/15/18(c)	1,000,000	1,112,860

		2,278,174

70 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks 5.5%
Bank of America NA, 6.10%, 06/15/17	$1,000,000	$1,011,973
Citigroup, Inc., 8.13%, 07/15/39	750,000	872,747
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	860,967
JPMorgan Chase & Co. 5.25%, 05/01/15	1,000,000	1,066,150
Series 1, 7.90%, 04/30/18 (d)(e)	1,000,000	1,005,530

		4,817,367

Communications Equipment 2.7%
Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,000,000	1,145,448
Time Warner Cable, Inc., 8.25%, 02/14/14	1,000,000	1,172,829

		2,318,277

Computers & Peripherals 1.1%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	979,414

Diversified Financial Services 2.7%
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	1,000,000	1,330,210
Textron Financial Corp., 5.13%, 11/01/10	1,000,000	1,000,809

		2,331,019

Diversified Telecommunication Services 2.2%
Qwest Corp., 6.88%, 09/15/33	1,000,000	842,500
Telecom Italia Capital SA, 5.25%, 11/15/13	1,000,000	1,052,213

		1,894,713

Energy Equipment & Services 3.8%
ConocoPhillips, 5.75%, 02/01/19	1,000,000	1,094,375
EOG Resources, Inc., 6.13%, 10/01/13	1,000,000	1,116,793
Weatherford International, Inc., 6.35%, 06/15/17	1,000,000	1,063,888

		3,275,056

Food & Staples Retailing 1.1%
CVS Pass-Through Trust, 6.94%, 01/10/30	964,440	992,707

Gas Utilities 1.2%
Energy Transfer Partners LP, 5.65%, 08/01/12	1,000,000	1,063,838

Health Care Providers & Services 2.5%
Covidien International Finance SA, 6.00%, 10/15/17	$1,000,000	1,104,042
Quest Diagnostics, Inc., 5.13%, 11/01/10	1,000,000	1,023,333

		2,127,375

Industrial Conglomerates 2.7%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,263,028
General Electric Co., 5.25%, 12/06/17	1,000,000	1,040,343

		2,303,371

Insurance 3.2%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (c)	1,000,000	1,004,141
Oil Insurance Ltd., 7.56%, 06/30/11 (c)(d)(e)	1,000,000	706,200
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,065,453

		2,775,794

Metals & Mining 1.2%
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	1,000,000	1,077,713

Paper & Forest Products 0.8%
Stora Enso Oyj, 7.25%, 04/15/36 (c)	1,000,000	725,553

Pharmaceuticals 1.2%
Novartis Securities Investment Ltd., 5.13%, 02/10/19	1,000,000	1,064,645

Real Estate Investment Trusts (REITs) 1.0%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	901,774

Road & Rail 1.3%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	1,000,000	1,093,130

Wireless Telecommunication Services 1.3%
Verizon Wireless Capital LLC, 7.38%, 11/15/13 (c)	1,000,000	1,155,909

Total Corporate Bonds (cost $32,987,707)		35,170,154

2009 Annual Report 71

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Fund (Continued)

Municipal Bonds 0.8%

	Principal Amount	Market Value

Louisiana 0.1%
Tobacco Settlement Financing Corp., Series 2001, 6.36%, 05/15/25	$64,352	$61,165

Iowa 0.7%
Tobacco Settlement Authority, Series 2005 A, 6.50%, 06/01/23	790,000	607,739

Total Municipal Bonds (cost $854,255)		668,904

U.S. Government Mortgage Backed Agencies 9.3%

Fannie Mae Pool
Pool# 383661 6.62%, 06/01/16	1,777,933	2,020,744
Pool# 386905 5.00%, 04/01/19	916,869	955,328
Pool# AA6943 4.50%, 05/01/39	2,874,655	2,913,779

		5,889,851

Freddie Mac Gold Pool
Pool# E01443, 3.50%, 07/01/18	2,163,760	2,161,473

Total U.S. Government Mortgage Backed Agencies (cost $7,683,260)		8,051,324

Sovereign Bond 0.6%

ISRAEL 0.6%
Israel Government AID Bond, 0.00%, 05/15/24	1,000,000	491,820

Total Sovereign Bond (cost $448,671)		491,820

U.S. Government Sponsored & Agency Obligation 4.7%

Federal Farm Credit Bank 2.00%, 01/17/12	4,000,000	4,064,328

Total U.S. Government Sponsored & Agency Obligation (cost $4,033,570)		4,064,328

U.S. Treasury Bond 2.5%

	Principal Amount	Market Value

United States Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2,000,000	2,140,147

Total U.S. Treasury Bond (cost $2,108,443)		2,140,147

U.S. Treasury Notes 10.5%

U.S. Treasury Note
3.25%, 05/31/16	4,000,000	4,091,564
4.88%, 08/15/16	4,500,000	5,053,009

Total U.S. Treasury Notes (cost $8,915,747)		9,144,573

Yankee Dollar 1.1%

Metals & Mining 1.1%
Xstrata Canada Corp., 6.00%, 10/15/15	1,000,000	1,005,461

Total Yankee Dollar (cost $883,523)		1,005,461

Mutual Fund 8.3%

Invesco AIM Liquid Assets Portfolio, 0.21% (f)	7,190,296	7,190,296

Total Mutual Fund (cost $7,190,296)		7,190,296

Total Investments (cost $85,109,524)(g) — 99.5%		86,534,703

Other assets in excess of liabilities — 0.5%		414,077

NET ASSETS — 100.0%		$86,948,780

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2009. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2009.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate

72 Annual Report 2009

value of these securities at October 31, 2009 was $6,179,951 which represents 7.10% of net assets.

(d)	Perpetual bond security. The maturity date reflects the next call date.

(e)	Variable Rate Security.

(f)	Represents 7-day effective yield as of October 31, 2009.

(g)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 73

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Bond Fund

Assets:
Investments, at value (cost $85,109,524)	$86,534,703
Cash	15,923
Interest receivable	953,814
Receivable for capital shares issued	284,698
Prepaid expenses and other assets	25,722

Total Assets	87,814,860

Liabilities:
Distributions payable	304,841
Payable for capital shares redeemed	447,519
Accrued expenses and other payables:
Investment advisory fees	36,970
Fund administration fees	9,050
Distribution fees	6,802
Administrative servicing fees	14,492
Accounting and transfer agent fees	12,912
Trustee fees	1,488
Custodian fees	1,712
Compliance program costs (Note 3)	579
Professional fees	6,557
Other	23,158

Total Liabilities	866,080

Net Assets	$86,948,780

Represented by:
Capital	$86,064,696
Accumulated undistributed net investment income	20,308
Accumulated net realized losses from investment transactions	(561,403)
Net unrealized appreciation/(depreciation) from investments	1,425,179

Net Assets	$86,948,780

Net Assets:
Class A Shares	$15,594,506
Class B Shares	661,509
Class C Shares	3,334,007
Class D Shares	67,205,223
Class R2 Shares (a)	153,535

Total	$86,948,780

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,619,372
Class B Shares	68,698
Class C Shares	345,988
Class D Shares	6,969,082
Class R2 Shares (a)	15,937

Total	9,019,077

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

74 Annual Report 2009

Nationwide
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.63
Class B Shares (b)	$9.63
Class C Shares (c)	$9.64
Class D Shares	$9.64
Class R2 Shares (a)	$9.63

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.06

Class D Shares	$10.09

Maximum Sales Charge — Class A Shares	4.25%

Maximum Sales Charge — Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were converted to Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at October 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 75

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Bond Fund

INVESTMENT INCOME:
Interest income	$5,053,436
Dividend income	115,245

Total Income	5,168,681

EXPENSES:
Investment advisory fees	405,543
Fund administration fees	98,010
Distribution fees Class A	35,981
Distribution fees Class B	5,911
Distribution fees Class C	26,710
Distribution fees Class R2 (a)	421
Distribution fees Class X (b)	1,591
Distribution fees Class Y (b)	213
Administrative servicing fees Class A	23,502
Administrative servicing fees Class D	33,225
Administrative servicing fees Class R2 (a)	170
Registration and filing fees	80,085
Professional fees	16,684
Printing fees	49,925
Trustee fees	6,110
Custodian fees	12,524
Accounting and transfer agent fees	55,871
Compliance program costs (Note 3)	1,758
Other	8,552

Total expenses before earnings credit and waived expenses	862,786
Earnings credit (Note 5)	(2,371)
Investment advisory fees voluntarily waived	(24,286)
Administrative servicing fees voluntarily waived — Class C	(902)
Expenses reimbursed by adviser	(58,134)

Net Expenses	777,093

NET INVESTMENT INCOME	4,391,588

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(564,909)
Net change in unrealized appreciation/(depreciation) from investments	9,103,338

Net realized/unrealized gains from investments	8,538,429

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,930,017

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

76 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$4,391,588	$4,252,343
Net realized gains (losses) from investment transactions	(564,909)	1,224,885
Net change in unrealized appreciation/(depreciation) from investments	9,103,338	(8,927,186)

Change in net assets resulting from operations	12,930,017	(3,449,958)

Distributions to Shareholders From:
Net investment income:
Class A	(746,429)	(593,004)
Class B	(27,231)	(18,932)
Class C	(123,691)	(75,130)
Class D	(3,484,321)	(3,506,711)
Class R2 (a)	(4,182)	(2,801)
Class X (b)	(8,524)	(46,411)
Class Y (b)	(1,142)	(5,203)
Net realized gains:
Class A	(8,540)	–
Class B	(290)	–
Class C	(1,613)	–
Class D	(40,367)	–
Class R2 (a)	(41)	–
Class X (b)	(484)	–
Class Y (b)	(65)	–

Change in net assets from shareholder distributions	(4,446,920)	(4,248,192)

Change in net assets from capital transactions	(1,175,867)	(3,288,055)

Change in net assets	7,307,230	(10,986,205)

Net Assets:
Beginning of year	79,641,550	90,627,755

End of year	$86,948,780	$79,641,550

Accumulated undistributed net investment income at end of year	$20,308	$9,644

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,952,810	$6,971,744
Proceeds from shares issued in class conversion (b)	800,752	–
Dividends reinvested	621,050	530,344
Cost of shares redeemed (c)	(4,198,147)	(5,601,610)

Total Class A	1,176,465	1,900,478

Class B Shares
Proceeds from shares issued	337,363	292,868
Dividends reinvested	7,530	9,039
Cost of shares redeemed	(158,092)	(222,535)

Total Class B	186,801	79,372

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees - See Note 4 to Financial Statements.

The accompanying notes are an integral part these to financial statements.

2009 Annual Report 77

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,645,024	$2,080,856
Dividends reinvested	39,839	17,337
Cost of shares redeemed (c)	(905,886)	(1,052,228)

Total Class C	778,977	1,045,965

Class D Shares
Proceeds from shares issued	6,220,580	6,830,549
Dividends reinvested	3,165,321	3,051,144
Cost of shares redeemed (c)	(11,874,750)	(15,615,227)

Total Class D	(2,488,849)	(5,733,534)

Class R2 Shares (a)
Proceeds from shares issued	108,322	304,443
Dividends reinvested	445	177
Cost of shares redeemed	(32,351)	(232,884)

Total Class R2	76,416	71,736

Class X Shares (b)
Proceeds from shares issued	6,723	23,063
Dividends reinvested	8,152	37,763
Cost of shares redeemed in class conversion	(705,020)	–
Cost of shares redeemed	(114,843)	(678,135)

Total Class X	(804,988)	(617,309)

Class Y Shares (b)
Proceeds from shares issued	4,794	651
Dividends reinvested	789	3,895
Cost of shares redeemed in class conversion	(95,732)	–
Cost of shares redeemed	(10,540)	(39,309)

Total Class Y	(100,689)	(34,763)

Change in net assets from capital transactions:	$(1,175,867)	$(3,288,055)

SHARE TRANSACTIONS:
Class A Shares
Issued	440,774	735,301
Issued in class conversion (b)	91,514	–
Reinvested	68,932	56,521
Redeemed	(462,471)	(590,285)

Total Class A Shares	138,749	201,537

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees - See Note 4 to Financial Statements.

The accompanying notes are an integral part these to financial statements.

78 Annual Report 2009

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	38,325	30,472
Reinvested	764	959
Redeemed	(17,133)	(23,711)

Total Class B Shares	21,956	7,720

Class C Shares
Issued	182,362	220,942
Reinvested	4,170	1,855
Redeemed	(101,598)	(111,872)

Total Class C Shares	84,934	110,925

Class D Shares
Issued	720,056	717,195
Reinvested	320,036	323,958
Redeemed	(1,325,158)	(1,655,300)

Total Class D Shares	(285,066)	(614,147)

Class R2 Shares (a)
Issued	11,856	32,002
Reinvested	47	20
Redeemed	(3,717)	(24,422)

Total Class R2 Shares	8,186	7,600

Class X Shares (b)
Issued	773	2,438
Reinvested	938	4,003
Redeemed	(13,162)	(71,246)
Redeemed in class conversion	(80,572)	–

Total Class X Shares	(92,023)	(64,805)

Class Y Shares (b)
Issued	550	94
Reinvested	91	412
Redeemed	(1,204)	(4,181)
Redeemed in class conversion	(10,928)	–

Total Class Y Shares	(11,491)	(3,675)

Total change in shares:	(134,755)	(354,845)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part these to financial statements.

2009 Annual Report 79

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Bond Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2009 (e)	$8.69	0.47	0.94	1.41	(0.46)	(0.01)	(0.47)	–	$9.63	16.72%	$15,594,506	1.22%	5.18%	1.32%		61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)	(0.43)	–	(0.43)	–	$8.69	(4.44%)	$12,867,795	1.11%	4.58%	1.11%		68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	–	(0.46)	–	$9.52	4.23%	$12,177,566	1.07%	4.89%	1.08%		39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	–	(0.43)	–	$9.58	5.22%	$11,434,384	1.08%	4.76%	1.08%		36.06%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	–	(0.40)	–	$9.53	1.87%	$10,212,294	1.10%	4.15%	1	.10%(d)	34.08%

Class B Shares
Year Ended October 31, 2009 (e)	$8.69	0.41	0.95	1.36	(0.41)	(0.01)	(0.42)	–	$9.63	16.03%	$661,509	1.79%	4.59%	1.90%		61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.69	(5.08%)	$406,247	1.80%	3.89%	1.80%		68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.52	3.67%	$371,480	1.72%	4.24%	1.73%		39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.57	4.41%	$268,065	1.75%	4.12%	1.75%		36.06%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	–	(0.34)	–	$9.53	1.18%	$223,027	1.78%	3.46%	1	.78%(d)	34.08%

Class C Shares
Year Ended October 31, 2009 (e)	$8.70	0.42	0.94	1.36	(0.41)	(0.01)	(0.42)	–	$9.64	16.05%	$3,334,007	1.77%	4.61%	1.91%		61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.70	(5.07%)	$2,270,713	1.78%	3.93%	1.78%		68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.53	3.66%	$1,430,376	1.72%	4.24%	1.73%		39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.58	4.40%	$1,305,823	1.74%	4.15%	1.74%		36.06%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	–	(0.34)	–	$9.54	1.18%	$696,206	1.78%	3.45%	1	.78%(d)	34.08%

Class D Shares
Year Ended October 31, 2009 (e)	$8.70	0.50	0.95	1.45	(0.50)	(0.01)	(0.51)	–	$9.64	17.22%	$67,205,223	0.86%	5.51%	0.96%		61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)	(0.46)	–	(0.46)	–	$8.70	(4.16%)	$63,129,602	0.82%	4.85%	0.82%		68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	–	(0.48)	–	$9.53	4.54%	$75,009,099	0.77%	5.17%	0.77%		39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	–	(0.46)	–	$9.59	5.39%	$83,878,254	0.80%	5.00%	0.80%		36.06%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	–	(0.43)	–	$9.55	2.15%	$99,133,387	0.83%	4.41%	0	.83%(d)	34.08%

Class R2 Shares (f)
Year Ended October 31, 2009 (e)	$8.70	0.45	0.93	1.38	(0.44)	(0.01)	(0.45)	–	$9.63	16.38%	$153,535	1.49%	4.92%	1.61%		61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)	(0.42)	–	(0.42)	–	$8.70	(4.60%)	$67,400	1.31%	4.38%	1.31%		68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	–	(0.42)	–	$9.53	3.88%	$1,440	1.44%	4.51%	1.44%		39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	–	(0.41)	–	$9.59	4.88%	$1,112	1.30%	4.53%	1.30%		36.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	–	(0.40)	–	$9.55	1.81%	$1,060	1.14%	4.08%	1	.14%(d)	34.08%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)	There were no fee reductions during the period.

(e)	Per share calculations were performed using average shares method.

(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2009

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Enhanced Income Fund (Class A at NAV) returned 3.53% versus 1.46% for its composite benchmark, 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra-Short Obligations Funds (consisting of 64 funds as of October 31, 2009) was 3.53% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s allocations to all spread sectors (i.e., non-Treasuries) were positive for relative returns for the Fund during the annual reporting period. During the period , allocations to commercial mortgage-backed securities, asset-backed securities, credits, mortgage-backed securities and Agency debt were significant sources of positive relative performance for the Fund. Each of these sectors posted significant excess returns versus U.S. Treasuries.

The Fund’s bias toward a steepening of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) also contributed to the Fund’s relative returns; efforts by the Federal Reserve Board to keep interest rates low for the near future did in fact steepen the yield curve during the reporting period. The Federal Reserve lowered the federal funds target interest rate from 2.00% to 0.25% during the reporting period.

Lowered interest rates and a substantial U.S. government stimulus initiative enacted in the spring of 2009 bolstered economic growth during the reporting period. Programs such as the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP) helped to thaw credit markets. These efforts narrowed risk premiums in all asset classes and aided Fund performance during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s exposure to U.S. Treasuries detracted from the Fund’s performance. The Fund’s holdings in that asset class hurt relative returns, because U.S. Treasuries constituted the lowest-performing fixed-income asset class during the reporting period.

What is your outlook for the near term?

Our best-case scenario calls for tepid economic growth with estimated gross domestic product (GDP) in the 1% to 3% range. Modestly higher interest rates are expected within the next 12 months that could flatten the yield curve. Swap spreads and risk premiums should continue to narrow, yet at a much more modest pace than was seen during the past six months. Volatility should remain high, particularly in the near term.

The Federal Reserve appears likely to keep monetary policy accommodative and forgo rate hikes for the near future as high unemployment and tentative economic activity outweigh inflationary prospects. Concerns linger over the temporary nature of the stimulus enacted earlier this year and its ability to propel future growth. With unemployment having reached the 10% range, it is unclear whether or not consumer spending will be sustainable. Rising household savings rates also will pressure future consumption.

After some distancing from the crisis environment of late 2008 and early 2009, financial markets and economic activity have rebounded. Risk premiums have narrowed significantly, yet uncertainty, volatility and downside risks remain.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

2009 Annual Report 81

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	3.53%	3.29%	2.76%
	w/SC3	1.18%	2.83%	2.52%

Class R2[4,5,6]		3.28%	3.14%	2.67%

Institutional Service Class[4]		3.60%	3.42%	2.90%

Institutional Class[4]		3.80%	3.60%	3.11%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on December 21, 2007.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 2.25% front-end sales charge was deducted.
[4]	Not subject to any sales charges.
[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[6]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.82%	0.76%

Class R2[a]	1.21%	1.15%

Institutional Service Class	0.51%	0.45%

Institutional Class	0.51%	0.45%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

[a]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 Annual Report 2009

Shareholder	Nationwide Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Enhanced Income Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a]	05/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,010.50	4.36	0.91
	Hypothetical	[b]	1,000.00	1,020.87	4.38	0.91

Class R2 Shares[c]	Actual		1,000.00	1,010.30	4.86	0.96
	Hypothetical	[b]	1,000.00	1,020.37	4.89	0.96

Institutional Service	Actual		1,000.00	1,010.40	3.29	0.72
Class Shares	Hypothetical	[b]	1,000.00	1,021.93	3.31	0.72

Institutional Class	Actual		1,000.00	1,011.60	2.38	0.48
Shares	Hypothetical	[b]	1,000.00	1,022.84	2.40	0.48

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 83

Portfolio Summary	Nationwide Enhanced Income Fund
October 31, 2009

Asset Allocation

Corporate Bonds	30.2%
Collateralized Mortgage Obligations	22.0%
Asset-Backed Securities	16.6%
U.S. Treasury Notes	9.0%
U.S. Government Sponsored & Agency Obligations	8.8%
Commercial Mortgage Backed Securities	5.5%
Mutual Fund	4.2%
U.S. Government Mortgage Backed Agencies	1.4%
Sovereign Bonds	1.3%
Yankee Dollar	0.3%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries†

Diversified Financial Services	10.2%
U.S. Treasury Notes	9.1%
Commercial Banks	8.1%
Supranational	2.3%
Industrial Conglomerates	2.2%
Diversified Telecommunication Services	2.0%
Pharmaceuticals	1.9%
Consumer Finance	1.7%
Food Products	1.0%
Communications Equipment	1.0%
Other Industries	60.5%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio, 0.21%	4.2%
U.S. Treasury Note, 3.25%, 12/31/09	2.9%
U.S. Treasury Note, 2.13%, 01/31/10	2.4%
U.S. Treasury Note, 2.00%, 02/28/10	1.9%
U.S. Treasury Note, 1.00%, 09/30/11	1.9%
Capital Auto Receivables Asset Trust, 5.01%, 04/16/12	1.3%
Freddie Mac REMICS, 3.50%, 01/15/18	1.2%
Honeywell International, Inc., 7.50%, 03/01/10	1.2%
Freddie Mac REMICS, 3.00%, 11/15/17	1.2%
Freddie Mac REMICS, 1.85%, 08/15/14	1.2%
Other Holdings	80.6%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

84 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Enhanced Income Fund

Asset-Backed Securities 16.6%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 6.8%
BMW Vehicle Owner Trust, Series 2006-A, Class A4 5.07%, 08/25/11	$1,447,388	$1,464,933
Capital Auto Receivables Asset Trust
Series 2006-2, Class A3A, 4.98%, 05/15/11	484,328	491,054
Series 2007-1, Class A4A, 5.01%, 04/16/12	2,500,000	2,600,381
Daimler Chrysler Auto Trust
Series 2006-D, Class A3, 4.98%, 02/08/11	269,380	270,723
Series 2007-A, Class A2A, 4.94%, 03/08/11	101,055	101,328
Honda Auto Receivables Owner Trust, Series 2009-2, Class A2 2.22%, 08/15/11	2,200,000	2,219,595
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3 3.89%, 08/15/11	1,598,248	1,621,962
USAA Auto Owner Trust, Series 2008-2, Class A2 3.91%, 01/15/11	111,420	111,581
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3 4.50%, 07/20/12	2,300,000	2,370,609
World Omni Auto Receivables Trust
Series 2008-B, Class A2, 4.13%, 03/15/11	1,123,224	1,136,292
Series 2009-A, Class A3, 3.33%, 05/15/13	2,000,000	2,058,244

		14,446,702

Credit Card Asset-Backed Securities 6.0%
American Express Credit Account Master Trust, Series 2006-2, Class A 5.35%, 01/15/14	1,000,000	1,063,570
BA Credit Card Trust, Series 2008-A9, Class A9 4.07%, 07/16/12	2,000,000	2,019,908
Chase Issuance Trust
Series 2005-A10, Class A10, 4.65%, 12/17/12	1,230,000	1,275,709
Series 2006-A1, Class A, 0.29%, 04/15/13(a)	1,997,000	1,987,921
Citibank Credit Card Issuance Trust
Series 2005-A7, Class A7, 4.75%, 10/22/12	2,000,000	2,073,493
Series 2007-A5, Class A5, 5.50%, 06/22/12	1,055,000	1,086,693
MBNA Credit Card Master Note Trust
Series 2004-A2, Class A2, 0.40%, 07/15/13(a)	1,696,000	1,684,542
Series 2005-A3, Class A3, 4.10%, 10/15/12	1,440,000	1,466,366

		12,658,202

Other Asset-Backed Securities 3.8%
AEP Texas Central Transition Funding LLC, Series 2002-1, Class A3 5.56%, 01/15/12	1,205,648	1,218,419
Caterpillar Financial Asset Trust, Series 2008-A, Class A2A 4.09%, 12/27/10	331,342	332,431
FPL Recovery Funding LLC, Series 2007-A, Class A1 5.05%, 02/01/13	902,069	923,841
John Deere Owner Trust
Series 2008-A, Class A2, 3.63%, 03/15/11	66,457	66,525
Series 2009-B, Class A3, 1.57%, 10/15/13	800,000	800,152
Oncor Electric Delivery Transition Bond Co., Series 2003-1, Class A2 4.03%, 02/15/12	285,457	288,402
Peco Energy Transition Trust, Series 2001-A, Class A1 6.52%, 12/31/10	2,300,000	2,379,936
PSE&G Transition Funding LLC, Series 2001-1, Class A5 6.45%, 03/15/13	1,715,325	1,790,351
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A1 3.52%, 11/15/11	195,728	195,979

		7,996,036

Total Asset-Backed Securities (cost $34,758,905)		35,100,940

85 Annual Report 2009

Collateralized Mortgage Obligations 22.0%

	Principal Amount	Market Value

Fannie Mae REMICS
Series 2003-92, Class PC, 4.50%, 05/25/15	$846,971	$856,526
Series 2005-91, Class PB, 4.50%, 06/25/16	914,997	929,432
Series 2002-82, Class XD, 5.00%, 07/25/16	1,191,800	1,223,631
Series 2003-15, Class WC, 4.00%, 12/25/16	1,299,374	1,325,985
Series 2004-61, Class AB, 5.00%, 03/25/17	896,916	911,576
Series 2004-6, Class CA, 4.00%, 06/25/17	1,651,702	1,706,786
Series 2003-67, Class TA, 3.00%, 08/25/17	1,722,588	1,755,032
Series 2004-29, Class L, 4.00%, 09/25/17	1,179,809	1,218,767
Series 2003-49, Class TK, 3.50%, 03/25/18	1,900,435	1,937,213
Series 2003-57, Class NB, 3.00%, 06/25/18	237,954	241,337
Series 2003-75, Class NB, 3.25%, 08/25/18	177,883	180,598
Series 2004-96, Class EW, 4.50%, 06/25/24	1,234,941	1,251,463
Series 2003-14, Class AN, 3.50%, 03/25/33	236,565	237,939

		13,776,285

Freddie Mac REMICS
Series 3483, Class FB, 0.39%, 08/15/11 (a)	1,261,507	1,258,093
Series 3584, Class BL, 1.25%, 10/15/12	2,000,000	1,992,752
Series 3591, Class NA 1.25%, 10/15/12	2,000,000	2,007,310
Series 2651, Class VB, 5.50%, 03/15/14	307,768	308,742
Series 3574, Class AC, 1.85%, 08/15/14	2,428,338	2,432,948
Series 3555, Class JA, 4.00%, 12/15/14	1,849,628	1,915,379
Series 2668, Class AD, 4.00%, 01/15/15	833,687	845,444
Series 2689, Class PC, 4.00%, 09/15/15	1,547,718	1,576,394
Series 2614, Class TD, 3.50%, 05/15/16	1,822,699	1,866,589
Series 2517, Class OD, 5.00%, 05/15/16	941,470	956,932
Series 2628, Class PX, 4.00%, 10/15/16	888,399	901,992
Series 2628, Class PV, 3.75%, 10/15/16	592,266	600,878
Series 2672, Class NF, 4.00%, 12/15/16	2,003,665	2,070,117
Series 2611, Class KC, 3.50%, 01/15/17	220,316	224,475
Series 2625, Class JD, 3.25%, 07/15/17	882,547	903,706
Series 2783, Class AB, 4.00%, 10/15/17	1,120,216	1,158,965
Series 2628, Class DQ, 3.00%, 11/15/17	2,392,279	2,434,483
Series 2664, Class GA, 4.50%, 01/15/18	274,290	283,141
Series 2629, Class AN, 3.50%, 01/15/18	2,499,791	2,566,940
Series 2629, Class AM, 4.00%, 01/15/18	1,285,607	1,333,016
Series 2613, Class PA, 3.25%, 05/15/18	321,560	326,858
Series 2630, Class JA, 3.00%, 06/15/18	190,248	192,651
Series 2877, Class GP, 4.00%, 11/15/18	1,360,939	1,406,782

		29,564,587

Government National Mortgage Association
Series 2003-49, Class A, 2.21%, 10/16/17	1,985,478	1,992,983
Series 2004-103, Class A, 3.88%, 12/16/19	1,042,366	1,050,519

		3,043,502

Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	110,218	109,572

Total Collateralized Mortgage Obligations (cost $46,268,961)		46,493,946

Commercial Mortgage Backed Securities 5.5%

Diversified Financial Services 3.8%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A3 4.88%, 11/10/42	1,653,868	1,652,344
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64%, 01/17/32	520,185	521,908

2009 Annual Report 86

Commercial Mortgage Backed Securities (continued)
	Principal Amount	Market Value

Diversified Financial Services (continued)

GMAC Commercial Mortgage Securities, Inc.
Series 2003-C3, Class A2, 4.22%, 04/10/40	$812,532	$820,304
Series 2004-C3, Class A3, 4.21%, 12/10/41	603,151	604,973
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A3 4.34%, 06/10/36	282,669	282,492
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A1 5.34%, 05/12/45	1,028,552	1,052,350
Morgan Stanley Capital I
Series 2004-IQ8, Class A3, 4.50%, 06/15/40	737,055	745,249
Series 2005-HQ5, Class A2, 4.81%, 01/14/42	1,592,891	1,596,910
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2 4.38%, 10/15/41	726,257	725,587

		8,002,117

Non-Agency 1.7%
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A1 6.08%, 02/15/35	20,313	20,322
GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2 3.92%, 11/10/38	1,309,832	1,319,405
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4 4.76%, 06/10/36	740,000	747,231
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2 4.78%, 03/15/42	1,550,735	1,552,954

		3,639,912

Total Commercial Mortgage Backed Securities (cost $11,525,803)		11,642,029

Corporate Bonds 30.2%

Aerospace & Defense 0.7%
United Technologies Corp., 4.38%, 05/01/10	1,500,000	1,531,651

Biotechnology 1.0%
Genentech, Inc., 4.40%, 07/15/10	2,000,000	2,049,548

Capital Markets 0.9%
Citigroup Funding, Inc. 0.38%, 07/30/10 (a)	2,000,000	2,000,104

Commercial Banks 7.3%
Bank of New York Mellon Corp. (The), 0.68%, 02/05/10 (a)	1,500,000	1,501,599

Goldman Sachs Group, Inc. (The) 1.63%, 07/15/11	2,000,000	2,024,384

JPMorgan Chase & Co. 2.63%, 12/01/10	2,000,000	2,040,748

State Street Bank and Trust Co. 1.85%, 03/15/11	2,000,000	2,029,126
JPMorgan Chase & Co., 5.60%, 06/01/11	2,020,000	2,149,896
Rabobank Nederland NV, 0.83%, 05/19/10 (a)(b)	1,500,000	1,502,444
Wells Fargo & Co.
4.20%, 01/15/10	2,000,000	2,012,504
3.00%, 12/09/11	2,000,000	2,076,324

		15,337,025

Communications Equipment 1.0%
Cisco Systems, Inc., 5.25%, 02/22/11	2,000,000	2,108,736

Computers & Peripherals 0.9%
Hewlett-Packard Co.
1.43%, 05/27/11 (a)	300,000	304,459
2.25%, 05/27/11	1,500,000	1,529,219

		1,833,678

Consumer Finance 1.7%
John Deere Capital Corp., 5.40%, 04/07/10	2,000,000	2,044,552
Toyota Motor Credit Corp., 4.25%, 03/15/10	1,500,000	1,515,561

		3,560,113

Diversified Financial Services 6.3%
Bank of America Corp., 5.38%, 08/15/11	2,000,000	2,115,476
Bank of America NA 1.70%, 12/23/10	2,000,000	2,022,322

General Electric Capital Corp. 1.80%, 03/11/11	2,000,000	2,028,522

2009 Annual Report 87

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Financial Services (continued)

Heller Financial, Inc., 7.38%, 11/01/09	$1,500,000	$1,500,000
John Hancock Global Funding II, 7.90%, 07/02/10 (b)	1,500,000	1,560,058

Morgan Stanley 2.90%, 12/01/10	2,000,000	2,046,626
National Rural Utilities Cooperative Finance Corp., 4.38%, 10/01/10	2,000,000	2,063,236

		13,336,240

Diversified Telecommunication Services 1.9%
AT&T Corp., 7.30%, 11/15/11	1,793,000	1,992,518
Verizon Global Funding Corp., 7.25%, 12/01/10	2,000,000	2,123,012

		4,115,530

Energy Equipment & Services 0.7%
Burlington Resources, Inc., 9.88%, 06/15/10	1,500,000	1,584,387

Food Products 1.0%
Unilever Capital Corp., 7.13%, 11/01/10	2,000,000	2,132,088

Industrial Conglomerates 2.2%
3M Co., 5.13%, 11/06/09	2,000,000	2,000,564
Honeywell International, Inc., 7.50%, 03/01/10	2,500,000	2,562,955

		4,563,519

Insurance 0.5%
New York Life Global Funding, 4.63%, 08/16/10 (b)	1,000,000	1,018,046

Pharmaceuticals 1.8%
Abbott Laboratories, 5.60%, 05/15/11	1,735,000	1,853,376
Pfizer, Inc., 2.25%, 03/15/11 (a)	2,000,000	2,054,488

		3,907,864

Specialty Retail 0.4%
Lowe’s Cos., Inc., 8.25%, 06/01/10	885,000	924,259

Supranational 1.8%
African Development Bank, 0.54%, 03/23/11(a)	1,700,000	1,696,496
International Bank for Reconstruction & Development, 0.51%, 03/04/11(a)	2,000,000	2,007,392

		3,703,888

Total Corporate Bonds (cost $63,324,525)		63,706,676

U.S. Government Mortgage Backed Agencies 1.4%

Fannie Mae Pool
Pool# 253845
6.00%, 06/01/16	58,398	63,088
Pool# 254089
6.00%, 12/01/16	92,457	99,881
Pool# 545415
6.00%, 01/01/17	82,373	88,988
Pool# 254195
5.50%, 02/01/17	196,804	211,501
Pool# 625178
5.50%, 02/01/17	164,226	176,490

		639,948

Freddie Mac Gold Pool
Pool# E00678
6.50%, 06/01/14	33,811	35,848
Pool# B17493
4.00%, 12/01/14	2,105,345	2,167,774
Pool# E00991
6.00%, 07/01/16	47,052	50,527

		2,254,149

Total U.S. Government Mortgage Backed Agencies (cost $2,857,932)		2,894,097

Sovereign Bonds 1.3%

GERMANY 0.8%
Kreditanstalt fuer Wiederaufbau, 5.00%, 06/01/10	1,695,000	1,740,160

MULTI-NATIONAL 0.5%
Asian Development Bank/Pasig, 4.13%, 09/15/10	1,000,000	1,030,842

Total Sovereign Bonds (cost $2,737,951)		2,771,002

2009 Annual Report 88

U.S. Government Sponsored & Agency Obligations 8.8%

Federal Farm Credit Bank 4.75%, 05/07/10	$2,000,000	$2,045,788

Federal Home Loan Banks 2.75%, 06/18/10	2,000,000	2,030,108

Federal Home Loan Mortgage Corp.
4.88%, 02/09/10	2,000,000	2,024,782
3.13%, 02/12/10	2,000,000	2,015,276
2.88%, 04/30/10	2,000,000	2,025,930

Federal National Mortgage Association
4.63%, 12/15/09	2,300,000	2,311,946
4.13%, 05/15/10	2,000,000	2,040,632
4.38%, 06/21/10	2,000,000	2,049,790
1.75%, 03/23/11	2,000,000	2,028,838

Total U.S. Government Sponsored & Agency Obligations (cost $18,424,212)		18,573,090

U.S. Treasury Notes 9.1%

U.S. Treasury Note
1.00%, 09/30/11	4,000,000	4,011,248
2.00%, 02/28/10	4,000,000	4,024,220
2.13%, 01/31/10	5,000,000	5,024,610
3.25%, 12/31/09	6,000,000	6,029,766

Total U.S. Treasury Notes (cost $19,012,948)		19,089,844

Yankee Dollar 0.3%

Health Care Providers & Services 0.3%
Baxter FinCo BV, 4.75%, 10/15/10	675,000	701,797

Total Yankee Dollar (cost $697,510)		701,797

Mutual Fund 4.2%

	Shares	Market Value

Invesco AIM Liquid Assets Portfolio, 0.21% (c)	8,864,287	$8,864,287

Total Mutual Fund (cost $8,864,287)		8,864,287

Total Investments (cost $208,473,034) (d) — 99.3%		209,837,708

Other assets in excess of liabilities — 0.7%		1,465,079

NET ASSETS — 100.0%		$211,302,787

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2009 was $4,080,548 which represents 1.93% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

NA	National Association

NV	Public Traded Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 89

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Enhanced
Income Fund

Assets:
Investments, at value (cost $208,473,034)	$209,837,708
Interest receivable	1,530,327
Receivable for capital shares issued	436,847
Receivable from adviser	28,770
Prepaid expenses and other assets	13,839

Total Assets	211,847,491

Liabilities:
Distributions payable	374,003
Payable for capital shares redeemed	60,952
Accrued expenses and other payables:
Investment advisory fees	62,440
Fund administration fees	20,428
Distribution fees	796
Administrative servicing fees	1,428
Accounting and transfer agent fees	3,869
Trustee fees	1,871
Custodian fees	1,569
Compliance program costs (Note 3)	1,310
Professional fees	11,229
Other	4,809

Total Liabilities	544,704

Net Assets	$211,302,787

Represented by:
Capital	$216,522,984
Accumulated undistributed net investment income	439,192
Accumulated net realized losses from investment transactions	(7,024,063)
Net unrealized appreciation/(depreciation) from investments	1,364,674

Net Assets	$211,302,787

Net Assets:
Class A Shares	$3,595,763
Class R2 Shares (a)	57,411
Institutional Service Class Shares	13,257
Institutional Class Shares	207,636,356

Total	$211,302,787

Shares outstanding (unlimited number of shares authorized):
Class A Shares	392,313
Class R2 Shares (a)	6,259
Institutional Service Class Shares	1,445
Institutional Class Shares	22,658,446

Total	23,058,463

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.17
Class R2 Shares(a)	$9.17
Institutional Service Class Shares	$9.17
Institutional Class Shares	$9.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.38

Maximum Sales Charge:
Class A Shares	2.25%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 90

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Enhanced
Income Fund

INVESTMENT INCOME:
Interest income	$5,566,580

Total Income	5,566,580

EXPENSES:
Investment advisory fees	645,273
Fund administration fees	221,459
Distribution fees Class A	8,079
Distribution fees Class R2(a)	127
Administrative servicing fees Class A	5,032
Administrative servicing fees Institutional Service Class	26
Registration and filing fees	41,823
Professional fees	34,094
Printing fees	19,541
Trustee fees	12,464
Custodian fees	9,312
Accounting and transfer agent fees	19,380
Compliance program costs (Note 3)	4,791
Other	22,473

Total expenses before earnings credit and reimbursed expenses	1,043,874
Earnings credit (Note 5)	(766)
Expenses reimbursed by adviser	(164,937)

Net Expenses	878,171

NET INVESTMENT INCOME	4,688,409

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,100,516)
Net change in unrealized appreciation/(depreciation) from investments	3,276,816

Net realized/unrealized gains from investments	2,176,300

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,864,709

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 91

Statements of Changes in Net Assets

	Nationwide Enhanced
	Income Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$4,688,409	$6,386,905
Net realized losses from investment transactions	(1,100,516)	(439,881)
Net change in unrealized appreciation/(depreciation) from investments	3,276,816	(1,996,157)

Change in net assets resulting from operations	6,864,709	3,950,867

Distributions to Shareholders From:
Net investment income:
Class A	(70,372)	(59,456)
Class R2 (a)	(459)	(40)
Institutional Service Class	(318)	(519)
Institutional Class	(4,741,069)	(6,300,502)

Change in net assets from shareholder distributions	(4,812,218)	(6,360,517)

Change in net assets from capital transactions	37,831,350	9,037,417

Change in net assets	39,883,841	6,627,767

Net Assets:
Beginning of year	171,418,946	164,791,179

End of year	$211,302,787	$171,418,946

Accumulated undistributed net investment income at end of year	$439,192	$79,226

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,772,688	$2,564,800
Dividends reinvested	46,723	37,974
Cost of shares redeemed	(2,415,328)	(1,800,035)

Total Class A	1,404,083	802,739

Class R2 Shares (a)
Proceeds from shares issued	57,557	–
Dividends reinvested	61	40
Cost of shares redeemed	(1,314)	–

Total Class R2	56,304	40

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	318	519
Cost of shares redeemed	–	(987)

Total Institutional Service Class	318	(468)

Institutional Class Shares
Proceeds from shares issued	61,364,717	34,628,229
Dividends reinvested	4,372,526	6,300,466
Cost of shares redeemed	(29,366,598)	(32,693,589)

Total Institutional Class	36,370,645	8,235,106

Change in net assets from capital transactions:	$37,831,350	$9,037,417

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

92 Annual Report 2009

	Nationwide Enhanced
	Income Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	413,252	279,027
Reinvested	5,111	4,136
Redeemed	(264,234)	(196,369)

Total Class A Shares	154,129	86,794

Class R2 Shares (a)
Issued	6,271	–
Reinvested	6	4
Redeemed	(143)	(2)

Total Class R2 Shares	6,134	2

Institutional Service Class Shares
Issued	2	–
Reinvested	33	57
Redeemed	–	(107)

Total Institutional Service Class Shares	35	(50)

Institutional Class Shares
Issued	6,711,439	3,766,128
Reinvested	478,632	685,218
Redeemed	(3,215,618)	(3,556,760)

Total Institutional Class Shares	3,974,453	894,586

Total change in shares:	4,134,751	981,332

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 93

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized				Net			Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2009 (d)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%	$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%	$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%	$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%	$1,569,685	0.72%	3.51%	0.76%	77.44%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%	$1,241,849	0.80%	2.36%	0.85%	60.80%

Class R2 Shares(e)
Year Ended October 31, 2009 (d)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%	$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%	$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%	$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%	$1,062	0.74%	3.50%	0.74%	77.44%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%	$1,021	0.72%	2.42%	0.72%	60.80%

Institutional Service Class Shares
Year Ended October 31, 2009 (d)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%	$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%	$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%	$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%	$11,872	0.70%	3.47%	0.73%	77.44%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%	$5,660,518	0.70%	2.47%	0.75%	60.80%

Institutional Class Shares
Year Ended October 31, 2009 (d)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%	$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%	$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%	$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%	$437,051,902	0.45%	3.79%	0.49%	77.44%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%	$452,749,327	0.45%	2.76%	0.50%	60.80%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

94 Annual Report 2009

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Government Bond Fund (Class A at NAV) returned 10.19% versus 7.06% for its benchmark, the Merrill Lynch (ML) Government Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 73 funds as of October 31, 2009) was 9.37% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s portfolio experienced positive returns for all positions as interest rates declined during the reporting period. The most favorable returns for the Fund were in Agency mortgage-backed securities, followed by Agency notes and finally Treasury securities. Securities that had underperformed the most during the height of the economic crisis were the best performers for the Fund. Investors’ rush to exit most holdings had left Agency-backed securities too cheap, given the low risk these securities have due to an implicit guarantee. The Fund only holds debt that is either explicitly or implicitly guaranteed by the U.S. government or its Agencies.

What areas of investment detracted from Fund performance?

All sectors added positive performance to the Fund. The one area, however, that could have added more value to the Fund was additional exposure to Treasury Inflation-Protected Securities (TIPS). While some positions in TIPS were added to the Fund, increased TIPS exposure would have positively influenced Fund performance.

What is your outlook for the near term?

A slowing in the rate of price inflation (disinflation) and the effectiveness of the Federal Reserve System’s policy to increase the amount of money available to banks for lending should sustain the economic recovery through the near-term future. As the expansion matures, positive feedback is likely to nurture and reinforce the burgeoning pickup in demand. Significant downside factors, however continue to persist — the labor market is still weak and the availability of credit is still limited — but these conditions are slowly diminishing as other areas of the economy continue to improve. While risk assets (equity capital, especially capital in troubled companies that may become subordinated to claims of bondholders) are unlikely to continue rallying at the pace seen during the past two quarters, they should remain on a generally upward path as long as the economy continues to heal.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck and Gary R. Hunt, CFA

2009 Annual Report 95

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	10.19%	4.90%	5.90%
	w/SC2	5.56%	4.00%	5.44%

Class B3	w/o SC1	9.62%	4.26%	5.28%
	w/SC4	4.62%	3.92%	5.28%

Class C5	w/o SC1	9.62%	4.26%	5.34%
	w/SC6	8.62%	4.26%	5.34%

Class D	w/o SC1	10.59%	5.22%	6.19%
	w/SC7	5.64%	4.25%	5.70%

Class R2[8,9,10]		9.99%	4.74%	5.90%

Institutional Class[8,10]		10.67%	5.31%	6.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 4.25% front-end sales charge was deducted.
[3]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	A 4.50% front-end sales charge was deducted.
[8]	Not subject to any sales charges.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03), and In stitutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Expense Ratios

Expense
Ratio*

Class A	1.11%

Class B	1.73%

Class C	1.73%

Class D	0.83%

Class R2[a]	1.43%

Institutional Class	0.73%

*	Current effective prospectus.

[a]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch U.S. Treasury/Agency Master AAA Index (ML USTA)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The ML USTA gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

96 Annual Report 2009

Shareholder	Nationwide Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Government			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Bond Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a]	05/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,027.70	5.93	1.22
	Hypothetical	[b]	1,000.00	1,019.36	5.90	1.22

Class B Shares	Actual		1,000.00	1,025.80	9.04	1.78
	Hypothetical	[b]	1,000.00	1,016.28	9.00	1.78

Class C Shares	Actual		1,000.00	1,025.80	9.09	1.78
	Hypothetical	[b]	1,000.00	1,016.23	9.05	1.78

Class D Shares	Actual		1,000.00	1,029.90	4.50	0.97
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.97

Class R2 Shares[c]	Actual		1,000.00	1,026.40	7.41	1.48
	Hypothetical	[b]	1,000.00	1,017.90	7.38	1.48

Institutional Class	Actual		1,000.00	1,030.80	4.15	0.67
Shares	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.67

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

C	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 97

Portfolio Summary	Nationwide Government Bond Fund
October 31, 2009

Asset Allocation

U.S. Government Mortgage Backed Agencies	35.0%
Collateralized Mortgage Obligations	28.2%
U.S. Treasury Bonds	13.6%
Corporate Bonds	11.3%
U.S. Government Sponsored & Agency Obligations	9.2%
Mutual Fund	3.1%
Liabilities in excess of other assets	(0.4%)

100.0%

Top Holdings†

United States Treasury Inflation Indexed Bonds, 3.38%, 04/15/32	9.5%
GMAC LLC, 2.20%, 12/19/12	8.3%
Fannie Mae Pool, 5.63%, 06/01/12	7.4%
Freddie Mac REMICS, 4.50%, 09/15/18	6.6%
Fannie Mae Grantor Trust, 5.50%, 09/25/11	5.8%
Fannie Mae Pool, 4.04%, 02/01/15	4.3%
Federal National Mortgage Association, 8.20%, 03/10/16	4.1%
Federal Home Loan Bank MTN, 8.02%, 02/13/15	4.0%
U.S. Treasury Bond, 4.50%, 08/15/39	4.0%
Invesco AIM Liquid Assets Portfolio, 0.21%, 12/31/49	3.1%
Other Holdings	42.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

98 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 28.2%

	Principal Amount	Market Value

Fannie Mae Grantor Trust
Series 2001-T2, Class B, 6.02%, 11/25/10	$3,127,000	$3,258,879
Series 2001-T11, Class B, 5.50%, 09/25/11	8,585,000	9,170,808

		12,429,687

Fannie Mae REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	8,807	9,638
Series 1990-7, Class B, 8.50%, 01/25/20	24,363	26,617
Series 1993-16, Class Z, 7.50%, 02/25/23	105,357	118,506
Series 1993-226, Class PK, 6.00%, 12/25/23	990,934	1,062,834
Series 2003-66, Class AP, 3.50%, 11/25/32	2,031,213	2,052,940
Series 1998-73, Class MZ, 6.30%, 10/17/38	4,088,732	4,087,271

		7,357,806

Fannie Mae-Aces
Series 2006-M2, Class A1F, 4.85%, 07/25/12(a)	3,837,565	4,041,141
Series 1998-M4, Class D, 6.27%, 02/25/35	716,255	734,882

		4,776,023

Freddie Mac REMICS
Series 2677, Class LE, 4.50%, 09/15/18	10,000,000	10,488,568
Series 2960, Class BL, 5.00%, 02/15/23	3,916,728	4,107,723
Series 1684, Class I, 6.50%, 03/15/24	1,706,266	1,855,466
Series 2644, Class AY, 5.00%, 10/15/28	3,080,000	3,183,802
Series 2296, Class H, 6.50%, 03/15/31	128,743	137,349

		19,772,908

Total Collateralized Mortgage Obligations (cost $42,382,244)		44,336,424

Corporate Bonds 11.3%

	Principal Amount	Market Value

Commercial Banks 8.4%
GMAC LLC,
2.20%, 12/19/12	13,000,000	13,180,999

Energy Equipment & Services 2.9%
Cal Dive I- Title XI, Inc.,
4.93%, 02/01/27	4,418,508	4,590,078

Total Corporate Bonds (cost $17,245,773)		17,771,077

U.S. Government Mortgage Backed Agencies 35.0%

Fannie Mae Pool
Pool# 873942
5.87%, 09/01/11	3,904,871	3,902,782
Pool# 460669
5.63%, 06/01/12	10,810,440	11,693,764
Pool# 381570
6.30%, 04/01/14	938,645	1,038,298
Pool# 463344
4.04%, 02/01/15	6,574,263	6,793,056
Pool# 381190
7.90%, 08/01/15	1,459,684	1,690,868
Pool# 383142
7.11%, 10/01/15	1,824,183	1,923,267
Pool# 380082
6.35%, 03/01/16	3,694,484	3,997,112
Pool# 381995
7.40%, 10/01/17	992,088	1,135,143
Pool# 385012
6.84%, 04/01/20	4,213,610	4,819,651
Pool# 874740
6.32%, 07/01/22	1,747,388	1,984,870
Pool# 874982
6.81%, 11/01/25	1,719,244	2,020,102
Pool# 385258
6.65%, 07/01/27	1,294,822	1,435,888
Pool# 387114
5.62%, 09/01/34	1,170,187	1,249,166
Pool# 773298
4.84%, 04/01/35 (a)	4,515,949	4,733,127
Pool# 813605
3.42%, 07/01/36 (a)	1,989,714	2,012,460
Pool# 745769
3.84%, 07/01/36 (a)	4,520,205	4,689,421

Total U.S. Government Mortgage Backed Agencies (cost $52,909,060)		55,118,975

2009 Annual Report 99

Statement of Investments (Continued)
October 31, 2009

Nationwide Government Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 9.2%

	Principal Amount	Market Value

Federal Home Loan Bank 5.99%, 04/15/13	$1,500,000	$1,706,577

Federal Home Loan Bank MTN 8.02%, 02/13/15	5,000,000	6,307,330

Federal National Mortgage Association 8.20%, 03/10/16	5,000,000	6,391,760

Total U.S. Government Sponsored & Agency Obligations (cost $13,185,093)		14,405,667

U.S. Treasury Bonds 13.6%

U.S. Treasury Bond, 4.50%, 08/15/39	6,000,000	6,268,128

United States Treasury Inflation Indexed Bonds, 3.38%, 04/15/32	10,000,000	15,045,732

Total U.S. Treasury Bonds (cost $20,970,738)		21,313,860

Mutual Fund 3.1%

	Shares	Market Value

Invesco AIM Liquid Assets Portfolio, 0.21% (b)	4,949,068	4,949,068

Total Mutual Fund (cost $4,949,068)		4,949,068

Total Investments (cost $151,641,976) (c) — 100.4%		157,895,071

Liabilities in excess of other assets — (0.4)%		(611,453)

NET ASSETS — 100.0%		$157,283,618

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2009. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

MTN	Medium Term Note

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Government
Bond Fund

Assets:
Investments, at value (cost $151,641,976)	$157,895,071
Cash	10
Interest receivable	820,593
Receivable for capital shares issued	471,869
Prepaid expenses and other assets	22,055

Total Assets	159,209,598

Liabilities:
Distributions payable	406,479
Payable for capital shares redeemed	1,364,099
Accrued expenses and other payables:
Investment advisory fees	67,447
Fund administration fees	16,519
Distribution fees	15,455
Administrative servicing fees	7,205
Accounting and transfer agent fees	9,496
Trustee fees	2,733
Custodian fees	2,403
Compliance program costs (Note 3)	1,069
Professional fees	12,124
Other	20,951

Total Liabilities	1,925,980

Net Assets	$157,283,618

Represented by:
Capital	$148,730,015
Accumulated net investment income	167,132
Accumulated net realized gains from investment transactions	2,133,376
Net unrealized appreciation/(depreciation) from investments	6,253,095

Net Assets	$157,283,618

Net Assets:
Class A Shares	$54,052,272
Class B Shares	1,314,664
Class C Shares	2,225,145
Class D Shares	97,806,444
Class R2 Shares (a)	1,883,821
Institutional Class Shares	1,272

Total	$157,283,618

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,972,395
Class B Shares	120,979
Class C Shares	204,750
Class D Shares	8,991,745
Class R2 Shares (a)	173,147
Institutional Class Shares	117

Total	14,463,133

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 101

Statement of Assets and Liabilities (Continued)

Nationwide
Government
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.87
Class B Shares (b)	$10.87
Class C Shares (c)	$10.87
Class D Shares	$10.88
Class R2 Shares (a)	$10.88
Institutional Class Shares	$10.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.35

Class D Shares	$11.39

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Government
Bond Fund

INVESTMENT INCOME:
Interest income	$7,069,751
Dividend income	100

Total Income	7,069,851

EXPENSES:
Investment advisory fees	803,711
Fund administration fees	194,501
Distribution fees Class A	133,799
Distribution fees Class B	12,439
Distribution fees Class C	22,188
Distribution fees Class R2 (a)	5,679
Distribution fees Class X (b)	2,373
Distribution fees Class Y (b)	1,493
Administrative servicing fees Class A	71,005
Administrative servicing fees Class D	104,385
Administrative servicing fees Class R2 (a)	1,941
Registration and filing fees	85,791
Professional fees	32,473
Printing fees	44,579
Trustee fees	12,144
Custodian fees	13,387
Accounting and transfer agent fees	42,589
Compliance program costs (Note 3)	2,930
Other	14,468

Total expenses before earnings credit	1,601,875
Earnings credit (Note 5)	(1,967)

Net Expenses	1,599,908

NET INVESTMENT INCOME	5,469,943

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,301,600
Net change in unrealized appreciation/(depreciation) from investments	7,477,476

Net realized/unrealized gains from investments	9,779,076

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,249,019

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 103

Statements of Changes in Net Assets

	Nationwide Government
	Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$5,469,943	$5,653,959
Net realized gains from investment transactions	2,301,600	1,144,077
Net change in unrealized appreciation/(depreciation) from investments	7,477,476	(2,374,375)

Change in net assets resulting from operations	15,249,019	4,423,661

Distributions to Shareholders From:
Net investment income:
Class A	(1,727,798)	(1,493,865)
Class B	(32,534)	(22,033)
Class C	(58,631)	(100,944)
Class D	(3,590,839)	(3,837,331)
Class R2 (a)	(32,706)	(8,356)
Class X (b)	(8,099)	(46,968)
Class Y (b)	(5,095)	(24,004)
Institutional Class	(45)	(50)
Net realized gains:
Class A	(287,124)	–
Class B	(7,144)	–
Class C	(17,477)	–
Class D	(614,665)	–
Class R2 (a)	(3,422)	–
Class X (b)	(6,714)	–
Class Y (b)	(4,313)	–
Institutional Class	(7)	–

Change in net assets from shareholder distributions	(6,396,613)	(5,533,551)

Change in net assets from capital transactions	4,455,568	25,129,088

Change in net assets	13,307,974	24,019,198

Net Assets:
Beginning of year	143,975,644	119,956,446

End of year	$157,283,618	$143,975,644

Accumulated net investment income (loss) at end of year	$167,132	$(15,288)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,086,286	$29,272,028
Proceeds from shares issued in class conversion (b)	1,837,026	–
Dividends reinvested	1,832,681	1,446,933
Cost of shares redeemed (c)	(17,334,690)	(18,581,160)

Total Class A	8,421,303	12,137,801

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees – See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

104 Annual Report 2009

	Nationwide Government
	Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Class B Shares
Proceeds from shares issued	$575,439	$875,701
Dividends reinvested	13,404	7,344
Cost of shares redeemed (c)	(395,327)	(229,063)

Total Class B	193,516	653,982

Class C Shares
Proceeds from shares issued	2,386,983	5,315,054
Dividends reinvested	16,384	42,607
Cost of shares redeemed	(2,726,069)	(4,385,557)

Total Class C	(322,702)	972,104

Class D Shares
Proceeds from shares issued	20,964,311	33,189,032
Dividends reinvested	3,706,693	3,525,197
Cost of shares redeemed	(27,884,940)	(25,435,251)

Total Class D	(3,213,936)	11,278,978

Class R2 Shares (a)
Proceeds from shares issued	1,544,614	583,287
Dividends reinvested	9,307	4,860
Cost of shares redeemed (c)	(294,884)	(6,624)

Total Class R2	1,259,037	581,523

Class X Shares (b)
Proceeds from shares issued	105,937	40,925
Dividends reinvested	14,590	45,223
Cost of shares redeemed in class conversion	(1,131,213)	–
Cost of shares redeemed	(171,518)	(466,723)

Total Class X	(1,182,204)	(380,575)

Class Y Shares (b)
Proceeds from shares issued	2,150	9,705
Dividends reinvested	8,065	20,171
Cost of shares redeemed in class conversion	(705,813)	–
Cost of shares redeemed	(3,900)	(144,651)

Total Class Y	(699,498)	(114,775)

Institutional Class Shares
Proceeds from shares issued	3	–
Dividends reinvested	49	50
Cost of shares redeemed (c)	–	–

Total Institutional Class	52	50

Change in net assets from capital transactions:	$4,455,568	$25,129,088

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees – See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 105

Statements of Changes in Net Assets (Continued)

	Nationwide Government
	Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	2,060,933	2,786,656
Issued in class conversion (b)	172,159	–
Reinvested	170,648	138,223
Redeemed	(1,614,038)	(1,780,973)

Total Class A Shares	789,702	1,143,906

Class B Shares
Issued	53,835	83,412
Reinvested	1,247	702
Redeemed	(36,990)	(21,874)

Total Class B Shares	18,092	62,240

Class C Shares
Issued	222,009	501,564
Reinvested	1,526	4,043
Redeemed	(253,336)	(418,502)

Total Class C Shares	(29,801)	87,105

Class D Shares
Issued	1,952,791	3,158,779
Reinvested	345,043	336,599
Redeemed	(2,599,769)	(2,431,327)

Total Class D Shares	(301,935)	1,064,051

Class R2 Shares (a)
Issued	144,023	55,702
Reinvested	866	468
Redeemed	(27,464)	(630)

Total Class R2 Shares	117,425	55,540

Class X Shares (b)
Issued	9,795	3,900
Reinvested	1,363	4,319
Redeemed	(16,220)	(44,408)
Redeemed in class conversion	(106,104)	–

Total Class X Shares	(111,166)	(36,189)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

(c)	Includes redemption fees – See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

106 Annual Report 2009

	Nationwide Government
	Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Class Y Shares (b)
Issued	202	926
Reinvested	753	1,927
Redeemed	(368)	(13,787)
Redeemed in class conversion	(66,202)	–

Total Class Y Shares	(65,615)	(10,934)

Institutional Class Shares
Issued	–	–
Reinvested	5	5
Redeemed	–	–

Total Institutional Class Shares	5	5

Total change in shares:	416,707	2,365,724

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 107

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operation			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2009 (f)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%	1.16%		77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%		82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%		90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	–	$10.19	4.25%	$31,585,695	1.09%	3.95%	1.09%		150.10%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	–	(0.35)	–	$10.17	1.46%	$54,165,868	1.10%	3.41%	1	.10%(d)	117.67%

Class B Shares
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%	1.78%		77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%		82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%		90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	–	$10.19	3.61%	$360,941	1.69%	3.42%	1.69%		150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	–	(0.29)	–	$10.17	0.85%	$152,497	1.71%	2.79%	1	.71%(d)	117.67%

Class C Shares
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%	1.78%		77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%		82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%		90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	–	$10.19	3.69%	$2,645,133	1.69%	3.45%	1.69%		150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	–	(0.29)	–	$10.16	0.75%	$330,619	1.71%	2.80%	1	.71%(d)	117.67%

Class D Shares
Year Ended October 31, 2009 (f)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%	0.88%		77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%		82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%		90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	–	$10.19	4.55%	$92,547,417	0.79%	4.24%	0.79%		150.10%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	–	(0.38)	–	$10.17	1.76%	$105,986,593	0.81%	3.70%	0	.81%(d)	117.67%

Class R2 Shares(e)
Year Ended October 31, 2009 (f)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%	1.45%		77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%		82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%		90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	–	$10.20	4.35%	$1,081	1.08%	3.96%	1.08%		150.10%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	–	(0.35)	–	$10.17	1.34%	$1,037	1.06%	3.39%	1	.06%(d)	117.67%

Amounts designated as “–” are zero or have been rounded to zero.
(a) Excludes sales charge.
(b) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) There were no fee reductions during the period.
(e) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f) Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

108 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund (Continued)

		Operation			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)

Institutional Class Shares
Year Ended October 31, 2009 (f)	$10.25	0.40	0.68	1.08	(0.39)	(0.07)	(0.46)	–	$10.87	10.67%	$1,272	0.74%	3.67%	0.74%		77.90%
Year Ended October 31, 2008	$10.27	0.47	(0.03)	0.44	(0.46)	–	(0.46)	–	$10.25	4.27%	$1,146	0.67%	4.50%	0.67%		82.40%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	–	(0.46)	–	$10.27	5.43%	$1,099	0.69%	4.53%	0.69%		90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	–	$10.19	4.68%	$1,042	0.72%	4.38%	0.72%		150.10%
Year Ended October 31, 2005 (e)	$10.38	0.39	(0.21)	0.18	(0.39)	–	(0.39)	–	$10.17	1.72%	$996	0.72%	3.85%	0	.72%(d)	117.67%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	There were no fee reductions during the period.
(e)	Per share calculations were performed using average shares method.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 109

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 6.68% versus 2.74% for its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 258 funds as of October 31, 2009) was 7.86% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s allocations to all sectors were positive for relative returns for the Fund during the reporting period. During the period, allocations to commercial mortgage-backed securities, asset-backed securities, credits, mortgage-backed securities and Agency debt were significant sources of positive relative performance for the Fund. Each of these sectors posted significant excess returns versus U.S. Treasuries.

The Fund’s bias toward a steepening of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) also contributed to the Fund’s relative returns; efforts by the Federal Reserve Board to keep interest rates low for the near future did in fact steepen the yield curve during the reporting period. The Federal Reserve lowered the federal funds target interest rate from 2.00% to 0.25% during the reporting period.

Lowered interest rates and a substantial U.S. government stimulus initiative enacted in the spring of 2009 bolstered economic growth during the reporting period. Programs such as the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP) helped to thaw credit markets. These efforts narrowed risk premiums in all asset classes and aided Fund performance during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s duration, which was shorter than that of the benchmark, detracted from Fund performance as yields declined across the yield curve. The Fund’s cash position held during the recent period of significant market volatility, also detracted from Fund performance.

What is your outlook for the near term?

Our best-case scenario calls for tepid economic growth with estimated gross domestic product (GDP) in the 1% to 3% range. Modestly higher interest rates are expected within the next 12 months that could flatten the yield curve. Swap spreads and risk premiums should continue to narrow, yet at a much more modest pace than was seen during the past six months. Volatility should remain high, particularly in the near term.

The Federal Reserve appears likely to keep monetary policy accommodative and forgo rate hikes for the near future as high unemployment and tentative economic activity outweigh inflationary prospects. Concerns linger over the temporary nature of the stimulus enacted earlier this year and its ability to propel future growth. With unemployment having reached the 10% range, it is unclear whether consumer spending will be sustainable. Rising household savings rates also will pressure future consumption.

After some distancing from the crisis environment of late 2008 and early 2009, financial markets and economic activity have rebounded. Risk premiums have narrowed significantly, yet uncertainty, volatility and downside risks remain.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

110 Annual Report 2009

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	6.68%	3.71%	3.95%
	w/SC3	4.24%	3.24%	3.71%

Class C4	w/o SC2	6.04%	3.24%	3.71%
	w/SC5	5.29%	3.24%	3.71%

Institutional Class[6]		6.83%	3.97%	4.28%

Service Class[6]		6.52%	3.61%	3.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Expense Ratios

Net
Expense
Ratio*

Class A	0.79%

Class C	1.29%

Institutional Class	0.54%

Service Class	0.92%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 111

Shareholder	Nationwide Short Duration Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Short Duration Bond Fund			05/01/09	10/31/09	5/01/09 - 10/31/09 [a]	5/01/09 - 10/31/09 [a]

Class A Shares	Actual		1,000.00	1,035.40	3.85	0.76
	Hypothetical	[b]	1,000.00	1,021.42	3.82	0.76

Class C Shares	Actual		1,000.00	1,031.80	6.45	1.25
	Hypothetical	[b]	1,000.00	1,018.85	6.41	1.25

Institutional Class	Actual		1,000.00	1,034.60	4.67	0.91
Shares	Hypothetical	[b]	1,000.00	1,020.62	4.63	0.91

Service Class	Actual		1,000.00	1,035.70	2.62	0.50
Shares	Hypothetical	[b]	1,000.00	1,022.63	2.60	0.50

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

112 Annual Report 2009

Portfolio Summary	Nationwide Short Duration Bond Fund
October 31, 2009

Asset Allocation

U.S. Treasury Notes	27.6%
Asset-Backed Securities	19.2%
Corporate Bonds	16.1%
Commercial Mortgage Backed Securities	12.4%
U.S. Government Sponsored & Agency Obligations	11.4%
Collateralized Mortgage Obligations	7.8%
Mutual Fund	5.3%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries†

Diversified Financial Services	5.2%
Commercial Banks	3.0%
Communications Equipment	1.6%
Insurance	1.5%
Multiline Retail	1.5%
Capital Markets	1.5%
Pharmaceuticals	1.1%
Biotechnology	0.8%
Other Industries	88.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

Top Holdings†

U.S. Treasury Note, 1.38%, 05/15/12	13.4%
U.S. Treasury Note, 4.75%, 02/15/10	7.5%
Invesco AIM Liquid Assets Portfolio, 0.21%	5.3%
U.S. Treasury Note, 2.00%, 09/30/10	4.5%
Federal Home Loan Mortgage Corp., 2.88%, 04/30/10	3.0%
LB-UBS Commercial Mortgage Trust, 4.89%, 09/15/30	3.0%
Federal Home Loan Mortgage Corp., 2.88%, 11/23/10	2.3%
Federal National Mortgage Association, 2.88%, 10/12/10	2.3%
U.S. Treasury Note, 1.38%, 02/15/12	2.3%
Wachovia Bank Commercial Mortgage Trust, 5.62%, 07/15/45	2.0%
Other Holdings	54.4%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 113

Statement of Investments
October 31, 2009

Nationwide Short Duration Bond Fund

Asset-Backed Securities 19.2%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 11.5%
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A4 4.63%, 06/06/12	$654,679	$659,673
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A 4.46%, 07/15/14	1,000,000	1,046,480
Daimler Chrysler Auto Trust, Series 2007-A, Class A4 5.28%, 03/08/13	1,000,000	1,049,791
Honda Auto Receivables Owner Trust, Series 2006-3, Class A4 5.11%, 04/15/12	1,140,000	1,162,392
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4 4.28%, 06/16/14	700,000	731,226
USAA Auto Owner Trust, Series 2008-1, Class A4 4.50%, 10/15/13	1,000,000	1,051,206
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A2 3.71%, 04/20/11	221,372	222,388
World Omni Auto Receivables Trust Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	1,050,575
Series 2008-B, Class A3A, 5.13%, 04/15/13	750,000	786,391

		7,760,122

Credit Card Asset-Backed Securities 1.6%
Chase Issuance Trust, Series 2005-A7, Class A7 4.55%, 03/15/13	1,000,000	1,042,825

Home Equity Asset-Backed Securities 2.5%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4 4.43%, 10/25/33 (a)	857,250	828,217
Residential Asset Securities Corp., Series 2003-KS10, Class AI4 4.47%, 03/25/32 (b)	980,542	859,666

		1,687,883

Other Asset-Backed Securities 3.6%
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A4 4.47%, 06/15/13 (c)	518,370	525,201
Peco Energy Transition Trust, Series 2001-A, Class A1 6.52%, 12/31/10	1,000,000	1,034,755
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2 5.03%, 03/25/14	841,286	884,064

		2,444,020

Total Asset-Backed Securities (cost $12,686,901)		12,934,850

Collateralized Mortgage Obligations 7.8%

Fannie Mae REMICS
Series 2004-79, Class VE, 4.50%, 08/25/10	337,917	341,837
Series 2002-82, Class XD, 5.00%, 07/25/16	518,174	532,013
Series 2004-80, Class LG, 4.00%, 10/25/16	1,243,624	1,270,965

		2,144,815

Freddie Mac REMICS
Series 2870, Class BC, 4.50%, 07/15/14	142,322	142,444
Series 2676, Class CV, 4.00%, 05/15/16	663,407	681,556
Series 2625, Class JD, 3.25%, 07/15/17	464,499	475,635
Series 2626, Class UN, 4.00%, 08/15/29	324,357	327,474

		1,627,109

Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	893,776	917,628
Series 2004-22, Class BK, 3.47%, 04/20/34	561,029	568,659

		1,486,287

Total Collateralized Mortgage Obligations (cost $5,163,573)		5,258,211

Commercial Mortgage Backed Securities 12.4%
Non-Agency 12.4%
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2, Class A1, 6.08%, 02/15/35	52,859	52,880
Series 2001-TOP4, Class A1, 5.06%, 11/15/16	251,010	255,205
Series 2004-T14, Class A3, 4.80%, 01/12/41	630,934	643,211

114 Annual Report 2009

Commercial Mortgage Backed Securities (continued)
	Principal Amount	Market Value

Non-Agency (continued)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A1 4.98%, 12/11/49	$661,938	$680,917
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2 5.51%, 04/10/38 (b)	1,000,000	1,015,478
LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class A2, 4.89%, 09/15/30	2,000,000	2,007,854
Series 2007-C1, Class A1, 5.39%, 02/15/40	562,350	577,464
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A1 4.71%, 07/12/46 (b)	760,761	774,413
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A2, 4.78%, 03/15/42	1,070,007	1,071,538
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,300,000	1,323,095

		8,402,055

Total Commercial Mortgage Backed Securities (cost $8,296,681)		8,402,055

Corporate Bonds 16.1%
Biotechnology 0.8%
Genentech, Inc., 4.40%, 07/15/10	500,000	512,387

Capital Markets 1.5%
Merrill Lynch & Co., Inc., Series C,
Series C, 4.25%, 02/08/10	1,000,000	1,009,379

Commercial Banks 3.0%
State Street Corp. 2.15%, 04/30/12	500,000	508,897

US Bancorp 2.25%, 03/13/12	500,000	512,597

Wells Fargo & Co., Series E,
Series E, 3.98%, 10/29/10	1,000,000	1,029,567

		2,051,061

Communications Equipment 1.6%
Cisco Systems, Inc., 5.25%, 02/22/11	1,000,000	1,054,368

Diversified Financial Services 5.1%
BP Capital Markets PLC, 3.13%, 03/10/12	650,000	672,062
General Electric Capital Corp., Series G 2.20%, 06/08/12	1,000,000	1,017,806

JPMorgan Chase & Co. 2.63%, 12/01/10	750,000	765,280

TIAA Global Markets, Inc., 4.88%, 01/12/11 (c)	1,000,000	1,027,336

		3,482,485

Insurance 1.5%
Metropolitan Life Global Funding I, 4.63%, 08/19/10(c)	1,000,000	1,020,109

Multiline Retail 1.5%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,000,000	1,038,813

Pharmaceuticals 1.1%
Eli Lilly & Co., 3.55%, 03/06/12	200,000	209,403
Pfizer, Inc., 2.25%, 03/15/11(b)	500,000	513,622

		723,025

Total Corporate Bonds (cost $10,658,217)		10,891,626

U.S. Government Sponsored & Agency Obligations 11.4%

Federal Farm Credit Bank 3.88%, 08/25/11	750,000	788,721

Federal Home Loan Mortgage Corp.
2.88%, 04/30/10	2,000,000	2,025,930
2.88%, 11/23/10	1,500,000	1,536,512
1.75%, 06/15/12	750,000	756,184

Federal National Mortgage Association
2.88%, 10/12/10	1,500,000	1,533,981
3.63%, 08/15/11	1,000,000	1,048,722

Total U.S. Government Sponsored & Agency Obligations (cost $7,510,120)		7,690,050

2009 Annual Report 115

Statement of Investments (Continued)
October 31, 2009

Nationwide Short Duration Bond Fund (Continued)

U.S. Treasury Notes 27.6%

U.S. Treasury Note, 1.38%, 02/15/12	$1,500,000	$1,509,843
1.38%, 05/15/12	9,000,000	9,039,375
2.00%, 09/30/10	3,000,000	3,044,298
4.75%, 02/15/10	5,000,000	5,065,625

Total U.S. Treasury Notes (cost $18,528,636)		18,659,141

Mutual Fund 5.3%

	Shares	Market Value

Invesco AIM Liquid Assets Portfolio, 0.21% (d)	3,593,884	$3,593,884

Total Mutual Fund (cost $3,593,884)		3,593,884

Total Investments (cost $66,438,012) (e) — 99.8%		67,429,817

Other assets in excess of liabilities — 0.2%		113,019

NET ASSETS — 100.0%		$67,542,836

(a)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2009.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2009. The maturity date represents the actual maturity date.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2009 was $2,572,646 which represents 3.81% of net assets.

(d)	Represents 7-day effective yield as of October 31, 2009.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company
PLC	Public Limited Company
REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

116 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Short
Duration
Bond Fund

Assets:
Investments, at value (cost $66,438,012)	$67,429,817
Cash	5,190
Interest receivable	334,198
Receivable for capital shares issued	142,120
Prepaid expenses and other assets	19,196

Total Assets	67,930,521

Liabilities:
Distributions payable	134,080
Payable for capital shares redeemed	196,190
Accrued expenses and other payables:
Investment advisory fees	9,215
Fund administration fees	7,099
Distribution fees	14,522
Administrative servicing fees	7,633
Accounting and transfer agent fees	3,809
Trustee fees	1,176
Custodian fees	876
Compliance program costs (Note 3)	461
Professional fees	5,225
Other	7,399

Total Liabilities	387,685

Net Assets	$67,542,836

Represented by:
Capital	$69,424,955
Accumulated net investment loss	(8,628)
Accumulated net realized losses from investment transactions	(2,865,296)
Net unrealized appreciation/(depreciation) from investments	991,805

Net Assets	$67,542,836

Net Assets:
Class A Shares	$15,176,169
Class C Shares	523,771
Institutional Class Shares	917,407
Service Class Shares	50,925,489

Total	$67,542,836

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,486,612
Class C Shares	51,282
Institutional Class Shares	89,812
Service Class Shares	4,988,995

Total	6,616,701

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 117

Statement of Assets and Liabilities (Continued)
October 31, 2009

Nationwide
Short
Duration
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.21
Class C Shares (a)	$10.21
Institutional Class Shares	$10.21
Service Class Shares	$10.21

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.45

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

118 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Short
Duration
Bond Fund

INVESTMENT INCOME:
Interest income	$2,601,478
Dividend income	3

Total Income	2,601,481

EXPENSES:
Investment advisory fees	250,479
Fund administration fees	79,709
Distribution fees Class A	25,144
Distribution fees Class C	3,271
Distribution fees IRA Class	7,154
Distribution fees Service Class	143,184
Administrative servicing fees Class A	275
Administrative servicing fees IRA Class (a)	8,403
Administrative servicing fees Service Class	86,737
Registration and filing fees	74,326
Professional fees	14,284
Printing fees	23,144
Trustee fees	5,386
Custodian fees	5,671
Accounting and transfer agent fees	19,329
Compliance program costs (Note 3)	1,492
Other	16,461

Total expenses before earnings credit and reimbursed expenses	764,449
Earnings credit (Note 5)	(680)
Expenses reimbursed by adviser	(125,533)

Net Expenses	638,236

NET INVESTMENT INCOME	1,963,245

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	171,015
Net change in unrealized appreciation/(depreciation) from investments	2,365,470

Net realized/unrealized gains from investments	2,536,485

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,499,730

(a)	Effective January 30, 2009, IRA Class Shares were converted to Class A Shares. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 119

Statements of Changes in Net Assets

	Nationwide Short Duration
	Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$1,963,245	$2,232,504
Net realized gains from investment transactions	171,015	104,186
Net change in unrealized appreciation/(depreciation) from investments	2,365,470	(848,110)

Change in net assets resulting from operations	4,499,730	1,488,580

Distributions to Shareholders From:
Net investment income:
Class A	(277,857)	(22,696)
Class C	(10,140)	(6,029)
IRA Class (a)	(84,133)	(446,254)
Institutional Class	(28,226)	(31,196)
Service Class	(1,574,224)	(1,964,756)

Change in net assets from shareholder distributions	(1,974,580)	(2,470,931)

Change in net assets from capital transactions	(9,846,350)	3,008,763

Change in net assets	(7,321,200)	2,026,412

Net Assets:
Beginning of year	74,864,036	72,837,624

End of year	$67,542,836	$74,864,036

Accumulated net investment loss at end of year	$(8,628)	$(39,496)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,031,553	$570,042
Proceeds from shares issued in class conversion (a)	11,191,304	–
Dividends reinvested	225,668	18,949
Cost of shares redeemed (b)	(2,478,691)	(537,285)

Total Class A	13,969,834	51,706

Class C Shares
Proceeds from shares issued	496,269	558,955
Dividends reinvested	6,669	3,069
Cost of shares redeemed	(218,715)	(371,888)

Total Class C	284,223	190,136

IRA Class Shares (a)
Proceeds from shares issued	62,130	279,021
Dividends reinvested	75,679	404,297
Cost of shares redeemed in class conversion	(11,191,304)	–
Cost of shares redeemed	(892,577)	(3,676,248)

Total IRA Class	(11,946,072)	(2,992,930)

Institutional Class Shares
Proceeds from shares issued	225,843	163,908
Dividends reinvested	26,116	31,134
Cost of shares redeemed	(231,238)	(162,609)

Total Institutional Class	20,721	32,433

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective January 30, 2009, IRA Class Shares were converted to Class A Shares.

(b)	Includes redemption fees – See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

120 Annual Report 2009

	Nationwide Short Duration
	Bond Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Service Class Shares
Proceeds from shares issued	11,738,713	20,538,574
Dividends reinvested	1,471,781	1,955,134
Cost of shares redeemed (a)	(25,385,550)	(16,766,290)

Total Service Class	(12,175,056)	5,727,418

Change in net assets from capital transactions:	$(9,846,350)	$3,008,763

SHARE TRANSACTIONS:
Class A Shares
Issued	498,488	56,521
Issued in class conversion (b)	1,127,054	–
Reinvested	22,446	1,887
Redeemed	(246,185)	(53,484)

Total Class A Shares	1,401,803	4,924

Class C Shares
Issued	49,755	55,244
Reinvested	664	305
Redeemed	(21,747)	(36,936)

Total Class C Shares	28,672	18,613

IRA Class Shares (b)
Issued	6,259	27,647
Reinvested	7,668	40,180
Redeemed	(90,828)	(365,478)
Redeemed in class conversion	(1,127,008)	–

Total IRA Class Shares	(1,203,909)	(297,651)

Institutional Class Shares
Issued	22,456	16,219
Reinvested	2,608	3,095
Redeemed	(22,940)	(16,215)

Total Institutional Class Shares	2,124	3,099

Service Class Shares
Issued	1,179,382	2,043,528
Reinvested	147,315	194,491
Redeemed	(2,537,084)	(1,670,134)

Total Service Class Shares	(1,210,387)	567,885

Total change in shares:	(981,697)	296,870

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees – See Note 4 to Financial Statements.

(b)	Effective January 30, 2009, IRA Class Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 121

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%	$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%	$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	(0.37)	–	$9.97	4.86%	$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.87%	$958,610	0.71%	3.14%	0.81%	28.68%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	(0.27)	–	$9.83	0.98%	$1,016,840	0.78%	2.40%	0.88%	292.03%

Class C Shares
Year Ended October 31, 2009	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%	$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%	$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	(0.32)	–	$9.99	4.47%	$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	(0.29)	–	$9.88	3.52%	$141,729	1.18%	2.71%	1.28%	28.68%
Period Ended October 31, 2005 (f)	$9.91	0.13	(0.06)	0.07	(0.15)	(0.15)	–	$9.83	0.76%	$1,009	1.40%	2.08%	1.40%	292.03%

Institutional Class Shares
Year Ended October 31, 2009	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%	$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%	$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	(0.36)	–	$9.98	4.81%	$844,382	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	(0.36)	–	$9.87	4.13%	$5,354,369	0.46%	3.38%	0.56%	28.68%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	(0.29)	–	$9.83	1.24%	$6,741,317	0.49%	2.46%	0.59%	292.03%

Service Class Shares
Year Ended October 31, 2009	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%	$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%	$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	(0.40)	–	$9.98	5.22%	$56,176,559	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.78%	$67,817,068	0.79%	3.05%	0.89%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	(0.26)	–	$9.83	0.95%	$80,817,644	0.83%	2.31%	0.93%	292.03%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial

122 Annual Report 2009

Notes to Financial Statements
October 31, 2009

1 Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide International Value Fund (“International Value”)
-	Nationwide Large Cap Value Fund (“Large Cap Value”)
-	Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)
-	Nationwide Value Fund (“Value”)
-	Nationwide Bond Fund (“Bond”)
-	Nationwide Enhanced Income Fund (“Enhanced Income”)
-	Nationwide Government Bond Fund (“Government Bond”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-

2009 Annual Report 123

Notes to Financial Statements (Continued)
October 31, 2009

term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time (i.e., a “subsequent event”). Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Funds that hold foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances describes below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of October 31, 2009 are noted on the Statement of Investments.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1: Quoted prices in active markets for identical assets

•	Level 2: Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

124 Annual Report 2009

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

     Nationwide International Value Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$11,408,748	$118,230,330	$–	$129,639,078

Forward Currency Contracts	–	597,375	–	597,375

Mutual Fund	1,112,734	–	–	1,112,734

Preferred Stock	–	20,014	–	20,014

Repurchase Agreement	–	4,540,508	–	4,540,508

Right	–	–	–	–

Total Assets	12,521,482	123,388,227	–	135,909,709

Liabilities:
Forward Currency Contracts	–	(587,408)	–	(587,408)

Total Liabilities	–	(587,408)	–	(587,408)

Total	$12,521,482	$122,800,819	$–	$135,322,301

     Nationwide Large Cap Value Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$16,001,854	$–	$–	$16,001,854

Mutual Fund	285,311	–	–	285,311

Total	$16,287,165	$–	$–	$16,287,165

     Nationwide U.S. Small Cap Value Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$25,766,427	$750	$–	$25,767,177

Mutual Fund	273,858	–	–	273,858

Total	$26,040,285	$750	$–	$26,041,035

     Nationwide Value Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$1,630,696	$–	$–	$1,630,696

Mutual Fund	173,709	–	–	173,709

Total	$1,804,405	$–	$–	$1,804,405

2009 Annual Report 125

Notes to Financial Statements (Continued)
October 31, 2009

     Nationwide Bond Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$ –	$1,685,090	$–	$1,685,090

Collateralized Mortgage Obligations	–	10,811,880	–	10,811,880

Commercial Mortgage Backed Securities	–	6,110,726	–	6,110,726

Corporate Bonds	–	35,170,154	–	35,170,154

Municipal Bonds	–	668,904	–	668,904

Mutual Fund	7,190,296	–	–	7,190,296

Sovereign Bond	–	491,820	–	491,820

U.S. Government Mortgage Backed Agencies	–	8,051,324	–	8,051,324

U.S. Government Sponsored & Agency Obligation	–	4,064,328	–	4,064,328

U.S. Treasury Bond	–	2,140,147	–	2,140,147

U.S. Treasury Notes	–	9,144,573	–	9,144,573

Yankee Dollar	–	1,005,461	–	1,005,461

Total	$7,190,296	$79,344,407	$–	$86,534,703

     Nationwide Enhanced Income Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$ –	$35,100,940	$–	$35,100,940

Collateralized Mortgage Obligations	–	46,493,946	–	46,493,946

Commercial Mortgage Backed Securities	–	11,642,029	–	11,642,029

Corporate Bonds	–	63,706,676	–	63,706,676

Mutual Fund	8,864,287	–	–	8,864,287

Sovereign Bonds	–	2,771,002	–	2,771,002

U.S. Government Mortgage Backed Agencies	–	2,894,097	–	2,894,097

U.S. Government Sponsored & Agency Obligations	–	18,573,090	–	18,573,090

U.S. Treasury Notes	–	19,089,844	–	19,089,844

Yankee Dollar	–	701,797	–	701,797

Total	$8,864,287	$200,973,421	$–	$209,837,708

126 Annual Report 2009

     Nationwide Government Bond Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Collateralized Mortgage Obligations	$ –	$44,336,424	$–	$44,336,424

Mutual Fund	4,949,068	–	–	4,949,068

U.S. Government Mortgage Backed Agencies	–	55,118,975	–	55,118,975

U.S. Government Sponsored & Agency Obligations	–	32,176,744	–	32,176,744

U.S. Treasury Bonds	–	21,313,860	–	21,313,860

Total	$4,949,068	$152,946,003	$–	$157,895,071

     Nationwide Short Duration Bond Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$ –	$12,934,850	$–	$12,934,850

Collateralized Mortgage Obligations	–	5,258,211	–	5,258,211

Commercial Mortgage Backed Securities	–	8,402,055	–	8,402,055

Corporate Bonds	–	10,891,626	–	10,891,626

Mutual Fund	3,593,884	–	–	3,593,884

U.S. Government Sponsored & Agency Obligations	–	7,690,050	–	7,690,050

U.S. Treasury Notes	–	18,659,141	–	18,659,141

Total	$3,593,884	$63,835,933	$–	$67,429,817

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

     Nationwide International Value Fund*

Right

Balance as of 10/31/2008	$–

Accrued Accretion/(Amortization)	–

Change in Unrealized Appreciation/(Depreciation)	–

Net Purchases/(Sales)	–

Transfers In/(Out) of Level 3	–

Balance as of 10/31/09	$–

Amounts designated as “-”, which may include fair valued securities, are zero or have been rounded to zero.

*  See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Funds are subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the

2009 Annual Report 127

Notes to Financial Statements (Continued)
October 31, 2009

current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Funds’ financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Funds that engage in foreign currency transactions, translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of these transactions. A Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When a Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The Funds are subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The Standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2009:

     Fair Values of Derivative Instruments as of October 31, 2009

     Nationwide International Value Fund

     Derivatives not accounted for as hedging instruments under ASC 815

	Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Receivables	$597,375

Total		$597,375

Liabilities:	Liability Derivatives

Foreign exchange contracts	Payables	$(587,408)

Total		$(587,408)

128 Annual Report 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

     Nationwide International Value Fund

     Realized Gain/(Loss)

	Forward Currency
Risk Exposure	Contracts	Total

Foreign exchange contracts	$(5,113,482)	$(5,113,482)

Total	$(5,113,482)	$(5,113,482)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended October 31, 2009

     Nationwide International Value Fund

Unrealized Appreciation/(Depreciation)

	Forward Currency
Risk Exposure	Contracts	Total

Foreign exchange contracts	$4,642,224	$4,642,224

Total	$4,642,224	$4,642,224

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2009.

(e)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect

2009 Annual Report 129

Notes to Financial Statements (Continued)
October 31, 2009

to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2009, the following Fund had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

International Value	$4,222,070	$4,540,508

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Value, Large Cap Value, U.S. Small Cap Value, and Value and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to

130 Annual Report 2009

determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series within the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for each of the Funds.

The subadviser for each Fund is as follows:

Fund	Subadviser

International Value	AllianceBernstein LP

Large Cap Value	NorthPointe Capital, LLC

U.S. Small Cap Value	Dimensional Fund Advisors LP

Value	Diamond Hill Capital Management, Inc.

Bond	Nationwide Asset Management, LLC (“NWAM”) (a)

Enhanced Income	Morley Capital Management, Inc. (“Morley”)

Government Bond	NWAM

Short Duration Bond	Morley

(a)	Nationwide Asset Management, LLC is an affiliate of NFA.

2009 Annual Report 131

Notes to Financial Statements (Continued)
October 31, 2009

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2009, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

International Value	All Assets	0.85%

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

U.S. Small Cap Value	All Assets	0.95%

Value	All Assets	0.65%

Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,240,231, of which $413,652 was paid to affiliated subadvisers, for the year ended October 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ (except for Government Bond) operating expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

International Value	All Classes	1.00%

Large Cap Value	All Classes	1.15%

U.S. Small Cap Value	All Classes	1.09%

Value	All Classes	0.85%

Bond (a)	All Classes	0.75%

Enhanced Income	All Classes	0.45%

Short Duration Bond	All Classes	0.55%

(a)	The Fund entered into an Expense Limitation Agreement effective March 1, 2009.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement.

132 Annual Report 2009

Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of October 31, 2009, the cumulative potential reimbursements of the following Funds, listed by the year in which NFA waived or reimbursed fees or expenses to a Fund, are:

	Amount	Amount		Amount
	Fiscal Year	Fiscal Year		Fiscal Year
Fund	2007	2008		2009

International Value	N/A	$70,312	(a)	$17,085

Large Cap Value	$638	7,575		64,076

U.S. Small Cap Value	N/A	50,475	(a)	83,922

Value	N/A	36,145	(b)	74,288

Bond(a)	—	—		58,134

Enhanced Income	—	115,330		34,196

Short Duration Bond	—	—		125,533

(a)	For the period December 21, 2007 (commencement of operations) to October 31, 2008.

(b)	For the period February 28, 2008 (commencement of operations) to October 31, 2008.

Amounts designated as “ — ” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds do not pay any additional fee for these services.

2009 Annual Report 133

Notes to Financial Statements (Continued)
October 31, 2009

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2 (formerly Class R), and Institutional Service Class shares of each of the Funds (except Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets for the Fund’s Class A, IRA Class and Service Class shares (IRA Class shares were converted to Class A shares effective January 30, 2009).

For the year ended October 31, 2009, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

International Value	$280,567

Large Cap Value	10,529

U.S. Small Cap Value	57,159

Value	—

Bond	41,360

Enhanced Income	1,221

Government Bond	156,988

Short Duration Bond	65,963

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2009, the Funds’ portion of such costs amounted to $13,508.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

							Service
	Class A	Class B	Class C	Class R2	Class X	Class Y	Class	IRA
Fund	Shares	Shares	Shares	Shares*	Shares**	Shares**	Shares	Class**

International Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Large Cap Value	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Value	0.25%	N/A	1.00%	0.50%	N/A	N/A	N/A	N/A

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Enhanced Income	0.25%	N/A	N/A	0.50%	N/A	N/A	N/A	N/A

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Short Duration Bond	0.25%	N/A	0.75%	N/A	N/A	N/A	0.25%	0.25%

*	Formerly Class R Shares

**	This share class is no longer offered by the Funds. Effective January 20, 2009, all shares of this class were converted to Class A shares.

134 Annual Report 2009

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC fee of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2009, NFD received commissions of $91,899 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $56,510 was re-allowed to affiliated broker-dealers of the Funds. Class X, Class Y and IRA Class shares were converted to Class A shares effective January 30, 2009.

As of October 31, 2009, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

International Value	90.53%

Large Cap Value	47.51

U.S. Small Cap Value	90.78

Value	43.52

Bond	22.31

Enhanced Income	98.26

Government Bond	35.22

Short Duration Bond	3.30

4. Short-term Trading Fees

The Funds (except for Enhanced Income) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within the minimum holding period: 30 calendar days from the date of purchase for Large Cap Value and Value; 90 calendar days for International Value and U.S. Small Cap Value; and within seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

2009 Annual Report 135

Notes to Financial Statements (Continued)
October 31, 2009

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

							Institutional
						Institutional	Service	Service
Fund	Class A	Class B	Class C	Class D	Class R2*	Class	Class	Class

International Value	$—	N/A	$—	N/A	N/A	$—	$—	N/A

Large Cap Value	541	$9	7	N/A	$—	N/A	N/A	N/A

U.S. Small Cap Value	—	N/A	26	N/A	N/A	—	—	N/A

Value	21	N/A	—	N/A	—	—	N/A	N/A

Bond	3	—	360	$39	—	N/A	N/A	N/A

Government Bond	3	—	116	1	—	—	N/A	N/A

Short Duration Bond	1,080	N/A	—	N/A	N/A	—	N/A	$8

*	Formerly Class R Shares

For the year ended October 31, 2008, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

							Institutional
						Institutional	Service	Service
Fund	Class A	Class B	Class C	Class D	Class R2*	Class	Class	Class

International Value(a)	$398	N/A	$40	N/A	N/A	$—	$—	N/A

Large Cap Value	39	$1	105	N/A	$11	N/A	N/A	N/A

U.S. Small Cap Value(a)	—	N/A	—	N/A	N/A	—	—	N/A

Value(b)	—	N/A	—	N/A	—	N/A	N/A	N/A

Bond	—	—	34	$2	—	N/A	N/A	N/A

Government Bond	20	261	—	807	—	N/A	N/A	N/A

Short Duration Bond	696	N/A	—	N/A	N/A	N/A	N/A	—

*	Formerly Class R Shares

(a)	The Fund commenced operations on December 21, 2007.

(b)	The Fund commenced operations on February 28, 2008.

Amounts designated as “ — ” are zero or have been rounded to zero.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges

136 Annual Report 2009

generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended October 31, 2009, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

International Value	$59,897,386	$65,868,928

Large Cap Value	15,215,610	14,813,944

U.S. Small Cap Value	5,165,010	5,490,331

Value	774,765	469,797

Bond	45,765,248	53,015,551

Enhanced Income	149,467,475	106,859,681

Government Bond	133,411,611	120,390,111

Short Duration Bond	19,797,988	29,098,002

For the year ended October 31, 2009, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Bond	$16,615,048	$12,072,802

Enhanced Income	8,112,219	8,000,000

Government Bond	25,611,250	40,898,242

Short Duration Bond	10,521,563	14,551,250

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2009 Annual Report 137

Notes to Financial Statements (Continued)
October 31, 2009

9. Other

As of October 31, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

International Value	85.55%	2

Large Cap Value	39.10	2

U.S. Small Cap Value	86.64	2

Value	42.65	1

Bond	18.27	1

Enhanced Income	98.26	4

Government Bond	57.12	2

Short Duration Bond	55.42	1

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from
		Net Long-			Total
		Term	Total Taxable	Return of	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Capital	Paid

International Value	$3,984	$—	$3,984	$—	$3,984

Large Cap Value	207,378	—	207,378	—	207,378

U.S. Small Cap Value	447,421	43	447,464	37,277	484,741

Value	24,414	—	24,414	—	24,414

Bond	4,438,690	8,230	4,446,920	—	4,446,920

Enhanced Income	4,812,218	—	4,812,218	—	4,812,218

Government Bond	6,146,501	250,112	6,396,613	—	6.396,613

Short Duration Bond	1,974,580	—	1,974,580	—	1,974,580

Amounts designated as “ — ” are zero or have been rounded to zero.

138 Annual Report 2009

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

	Distributions paid from
		Net Long-			Total
		Term	Total Taxable	Return of	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Capital	Paid

International Value	$—	$—	$—	$46,391	$46,391

Large Cap Value	835,866	3,319,549	4,155,415	—	4,155,415

U.S. Small Cap Value	30,168	—	30,168	—	30,168

Value	5,231	—	5,231	—	5,231

Bond	4,248,192	—	4,248,192	—	4,248,192

Enhanced Income	6,360,517	—	6,360,517	—	6,360,517

Government Bond	5,533,551	—	5,533,551	—	5,533,551

Short Duration Bond	2,470,931	—	2,470,931	—	2,470,931

Amounts designated as “ — ” are zero or have been rounded to zero.

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

International Value	$1,822,870	$—	$1,822,870	$—	$(47,413,471)	$(10,390,019)	$(55,980,620)

Large Cap Value	16,547	—	16,547	—	(7,251,399)	(455,423)	(7,690,275)

U.S. Small Cap Value	—	—	—	—	1,317,082	5,795,913	(7,112,995)

Value	1,925	—	1,925	—	(218,725)	3,365	(213,435)

Bond	325,149	—	325,149	(304,841)	(561,403)	1,425,179	884,084

Enhanced Income	813,194	—	813,194	(374,003)	(7,024,062)	1,364,674	(5,220,197)

Government Bond	1,508,045	1,198,942	2,706,987	(406,479)	—	6,253,095	8,553,603

Short Duration Bond	125,452	—	125,452	(134,080)	(2,865,296)	991,805	(1,882,119)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “ — ” are zero or have been rounded to zero.

2009 Annual Report 139

Notes to Financial Statements (Continued)
October 31, 2009

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

International Value	$145,698,349	$8,672,167	$(19,058,182)	$(10,386,015)

Large Cap Value	16,742,588	981,363	(1,436,786)	(455,423)

U.S. Small Cap Value	31,836,336	2,151,429	(7,946,730)	(5,795,301)

Value	1,801,040	90,614	(87,249)	3,365

Bond	85,109,524	4,023,816	(2,598,637)	1,425,179

Enhanced Income	208,473,034	1,446,107	(81,433)	1,364,674

Government Bond	151,641,976	6,405,147	(152,052)	6,253,095

Short Duration Bond	66,438,012	1,141,775	(149,970)	991,805

As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Fund	Amount	Expires

International Value	$7,287,982	2016

International Value	40,125,489	2017

Large Cap Value	2,162,481	2016

Large Cap Value	5,088,918	2017

U.S. Small Cap Value	1,317,692	2017

Value	78,856	2016

Value	139,869	2017

Bond	561,403	2017

Enhanced Income	1,947,216	2010

Enhanced Income	952,689	2011

Enhanced Income	1,507,694	2012

Enhanced Income	688,792	2014

Enhanced Income	603,783	2016

Enhanced Income	1,323,888	2017

Short Duration Bond	424,455	2012

Short Duration Bond	1,446,234	2013

Short Duration Bond	798,570	2014

Short Duration Bond	60,208	2015

Short Duration Bond	135,829	2016

11. Subsequent Events

The Funds have adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Funds have evaluated subsequent events through December 24, 2009, which is the date these financial statements were issued.

140 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Value Fund, Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund and Nationwide Short Duration Bond Fund (eight series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 24, 2009

2009 Annual Report 141

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Large Cap Value	100%

U.S. Small Cap Value	67%

Value	100%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

U.S. Small Cap Value	$43

Bond	8,230

Government Bond	250,112

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2009, the foreign source income for each Fund was as follows:

Fund	Amount

International Value	$4,086,547

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2009, the foreign tax credit for each Fund was as follows:

Fund	Amount

International Value	$334,989

142 Annual Report 2009

Management Information
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund
	and Length of	Principal Occupation(s)	Complex Overseen	Other Directorships
Name and Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	93	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	93	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	93	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	93	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	93	None

2009 Annual Report 143

Management Information (Continued)
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund
	and Length of	Principal Occupation(s)	Complex Overseen	Other Directorships
Name and Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	93	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which	93	None

manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	93	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

144 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

	Position(s) Held		Number of
	with Fund and		Portfolios in Fund
	Length of Time	Principal Occupation(s)	Complex Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years[2]	Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3] . From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

2009 Annual Report 145

Management Information (Continued)
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

	Position(s) Held		Number of
	with Fund and		Portfolios in Fund
	Length of Time	Principal Occupation(s)	Complex Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years[2]	Trustee	Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

146 Annual Report 2009

P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

AR-CORE 12/09

Nationwide Mutual Funds
AnnualReport
October 31, 2009

Index Funds
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

(NATIONWIDE FUNDS LOGO)

AnnualReport
October 31, 2009

Contents

1	Message to Shareholders

Index Funds
5	Nationwide Bond Index Fund
39	Nationwide International Index Fund
70	Nationwide Mid Cap Market Index Fund
87	Nationwide S&P 500 Index Fund
107	Nationwide Small Cap Index Fund

140	Notes to Financial Statements

158	Report of Independent Registered Public Accounting Firm

159	Supplemental Information

160	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who arguably exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, have resulted in widespread distrust of the financial system. The current easy access to capital and the potential longer-term issue of unprecedented deficits have caused the once over-leveraged private economy to be replaced by public financing. While we believe the worst of the crisis is over, some uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil financial market stability.

On April 30, 2009, I wrote to you “...the market has shown some signs of cautious rebounding.” In fact, the stock market run has outstripped the expectations of all market prognosticators. From March 9, 2009, through October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 34%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings, inexpensive capital and an accommodating monetary policy may provide additional explanation for the current exuberance. These current events, however, do not appear quite so positive when examined more closely. Corporate earnings have largely been driven by (a) reductions in inventory achieved through reductions in capacity and (b) productivity gains accomplished by worker reductions and layoffs.

Our opinion is that amid the recent good news, there is cause for caution. First and foremost, cheap capital has led the markets straight back to risk-taking behavior. As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memories has the future direction of the economy and the financial markets been so unclear. Our reaction to this environment is to remain vigilant against anticipated and unanticipated risks, stay focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any Fund will be achieved.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. The Nationwide Mid Cap Market Index Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

The Nationwide S&P 500 Index Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2 Annual Report 2009

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with BlackRock Investment Management, LLC.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2009.

At the beginning of the annual reporting period, U.S. equity markets seemed to be entering one of the worst declines since the Great Depression. The recessionary environment was fueled by the recent failures of several prominent U.S. financial institutions. Further eroding confidence in the equity markets were the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market) and the implementation of government-sponsored bailout programs. This resulted in double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the first four months of the reporting period.

After hitting a low point on March 9, 2009, the stock market began a steady climb with the Standard & Poor’s 500® (S&P 500) Index and the Russell 2000® Index rising 55% and 66%, respectively, through the end of the reporting period. Leading the recovery were the economically sensitive sectors – consumer discretionary, energy and materials. Money market fund flows decreased and flows into equity mutual funds increased during the period as investors seemed to embrace a renewed appetite for risk. In the fixed-income markets, the lower-quality sectors also rallied during the reporting period. CCC-rated bonds, as measured by the Merrill Lynch U.S. High Yield Index, rose more than 73% during the reporting period, while U.S. Treasuries, as measured by the Merrill Lynch U.S. Treasury Master Index, rose only 6%.

Large-capitalization U.S. equities, as measured by the large-cap S&P 500 Index, rose 9.80% for the reporting period as markets rallied in the second half, reversing the downswings that occurred at the beginning of the period. Mid-cap U.S. equities, the best-performing segment, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, rose 18.18%, and small-cap U.S. equities, as measured by the Russell 2000 Index, increased 6.46%.

In general, international stocks outperformed U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained more than 27% for the reporting period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, increased more than 64% for the reporting period, with this positive return coming after the March 9 market low.

As mentioned above, returns were mixed for fixed-income investors. The broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) gained nearly 14%. As liquidity improved in the credit markets, spread sectors (i.e., non-Treasuries) outperformed Treasuries, which were the top performers during the prior annual reporting period. Investment-grade corporates, as measured by the Merrill Lynch U.S. Corporate A-Aaa Index were up slightly more than 26%, and mortgages securities, as measured by the Merrill Lynch Mortgage Master Index were up 12%.

4 Annual Report 2009

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital (BARCAP) U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2009, the Nationwide Bond Index Fund (Class A at NAV) returned 12.63% versus 13.79% for its benchmark, the BARCAP U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 546 funds as of October 31, 2009) was 17.30% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Index sectors that posted the strongest performance for the Fund during the reporting period were non-government-owned and/or backed debt, including corporates, which returned 27.58%; asset-backed securities, with 23.29%; Agency mortgage-backed securities, with 12.05%; and commercial mortgage-backed securities, with 21.99%. In the government sector, U.S. Agency debt, with 9.24%, outperformed Treasuries, which returned 6.33%.

What areas of investment detracted from Fund performance?

The relative underperformance of Treasuries has detracted from Fund portfolio performance. A low-interest-rate environment and continued U.S. government support of the financial markets, factors that have prompted investors to turn to non-government-backed spread sectors in the search for additional yield, have driven this underperformance.

What is your outlook for the near term?

We are now several months past the peak of the worst credit crisis that the world economies have seen in generations, which also resulted in the longest and deepest recession in the post-World War II period. At present, we believe the world markets are beginning to emerge from this recession, but while market conditions have certainly improved during the past several months, a number of uncertainties remain as to the future of the economic environment.

Much of the economic and financial disruption that occurred in 2008 and early 2009 stemmed from the excess credit and liquidity created earlier in the decade and the subsequent government programs enacted to combat the rapid collapse of the credit bubble. As we look ahead, we believe that the outlook for the fixed-income markets depends largely on the degree to which policymakers unwind these programs and their manner of operation.

Despite the present uncertain environment, we believe that non-government spread assets reflect an attractive discount, meaning that these assets are pricing in response to a direr environment than we expect, particularly given that the spread sectors of the market will remain heavily supported by government programs for some time.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips

2009 Annual Report 5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return
For periods ended October 31, 2009

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	12.63%	4.37%	5.59%
	w/SC3	6.16%	3.14%	4.97%

Class B4	w/o SC2	12.06%	3.74%	5.08%
	w/SC5	7.06%	3.39%	5.08%

Class C6	w/o SC2	11.97%	3.73%	5.08%
	w/SC7	10.97%	3.73%	5.08%

Institutional Class[1,8]		13.22%	4.76%	6.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.75%	0.70%

Class B	1.37%	1.32%

Class C	1.37%	1.32%

Institutional Class	0.37%	0.32%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Nationwide Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Index Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,050.80	3.83	0.79
	Hypothetical	[b]	1,000.00	1,021.48	3.77	0.79

Class B Shares	Actual		1,000.00	1,048.80	6.92	1.36
	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.36

Class C Shares	Actual		1,000.00	1,048.00	6.81	1.32
	Hypothetical	[b]	1,000.00	1,018.55	6.72	1.32

Institutional Class Shares	Actual		1,000.00	1,053.30	1.66	0.32
	Hypothetical	[b]	1,000.00	1,023.59	1.63	0.32

[a]
 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Nationwide Bond Index Fund
October 31, 2009

Asset Allocation

U.S. Government Mortgage Backed Agencies	36.1%
U.S. Treasury Notes	23.0%
Corporate Bonds	20.3%
Mutual Fund	10.3%
U.S. Government Sponsored & Agency Obligations	6.6%
U.S. Treasury Bonds	3.6%
Repurchase Agreement	3.5%
Commercial Mortgage Backed Securities	3.4%
Sovereign Bonds	1.5%
Asset-Backed Securities	0.8%
Yankee Dollars	0.8%
Municipal Bonds	0.3%
Liabilities in excess of other assets	(10	.2)%

	100.0%

Top Industries†

Diversified Financial Services	4.9%
Commercial Banks	2.8%
Electric Utilities	1.4%
Capital Markets	1.4%
Diversified Telecommunication Services	1.1%
Pharmaceuticals	0.9%
Insurance	0.8%
Supranational	0.8%
Media	0.7%
Energy Equipment & Services	0.6%
Other Industries*	84.6%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio, 0.21%	9.4%
Fannie Mae Pool, 6.00%, 09/01/37	3.5%
Fannie Mae Pool, 5.00%, 05/01/33	2.2%
U.S. Treasury Note, 3.63%, 08/15/19	2.1%
Freddie Mac Gold Pool TBA, 5.00%, 12/15/39	2.0%
Fannie Mae Pool TBA, 5.50%, 11/25/24	2.0%
U.S. Treasury Note, 1.38%, 09/15/12	1.7%
U.S. Treasury Note, 4.50%, 09/30/11	1.5%
Freddie Mac Gold Pool, 5.50%, 06/01/38	1.3%
U.S. Treasury Note, 2.75%, 02/28/13	1.2%
Other Holdings*	73.1%

100.0%

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Bond Index Fund

Asset-Backed Securities 0.8%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 0.5%
USAA Auto Owner Trust, Series 2008-3, Class A3 4.28%, 10/15/12	$4,750,000	$4,905,256

Credit Card Asset-Backed Securities 0.2%
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4 5.45%, 05/10/13	2,330,000	2,480,168

Home Equity Asset-Backed Securities 0.1%
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1 0.32%, 01/25/37 (a)	757,518	739,279

Total Asset-Backed Securities (cost $7,915,977)		8,124,703

Commercial Mortgage Backed Securities 3.4%

Capital Markets 0.5%
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)	2,133,000	2,092,783
Morgan Stanley Capital I
Series 2005-T19, Class A2, 4.73%, 06/12/47	2,153,000	2,174,753
Series 2007-IQ14, Class A4, 5.69%, 04/15/49 (a)	1,490,000	1,262,665

		5,530,201

Commercial Banks 1.0%
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	4,180,000	4,127,587
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.82%, 05/15/46 (a)	1,490,000	1,323,290
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2 7.20%, 10/15/32	2,788,385	2,863,669
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class C, 6.55%, 04/15/34	1,189,000	1,233,629
Series 2007-C33, Class A4, 5.90%, 02/15/51 (a)	1,395,000	1,223,374

		10,771,549

Diversified Financial Services 1.9%
Banc of America Commercial Mortgage, Inc.
Series 2006-6, Class A4, 5.36%, 10/10/45	2,830,000	2,506,028
Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,509,631
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,384,000	1,092,455
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.10%, 12/10/49 (a)	2,320,000	2,164,871
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB3, Class C, 6.84%, 11/15/35 (a)(b)	1,292,000	1,228,509
Series 2001-CIBC, Class B, 6.45%, 03/15/33	2,604,000	2,699,029
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,328,372
Series 2006-LDP7, Class A4, 5.88%, 04/15/45 (a)	2,321,000	2,270,625
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	211,983
Series 2007-LD12, Class A2, 5.83%, 02/15/51	1,525,000	1,553,852
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4, 5.12%, 11/15/32 (a)	2,161,000	2,217,372
Series 2007-C1, Class A2, 5.32%, 02/15/40	1,535,000	1,552,777

		20,335,504

Total Commercial Mortgage Backed Securities (cost $35,086,770)		36,637,254

Corporate Bonds 20.3%

Aerospace & Defense 0.4%
Boeing Co., 4.88%, 02/15/20	600,000	614,821
General Dynamics Corp., 4.25%, 05/15/13	175,000	185,807
Goodrich Corp.
6.29%, 07/01/16	171,000	186,743
6.80%, 07/01/36	129,000	140,986
Honeywell International, Inc., 5.30%, 03/01/18	605,000	649,992

2009 Annual Report 9

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Aerospace & Defense (continued)

Lockheed Martin Corp.
7.65%, 05/01/16	$123,000	$148,906
Series B, 6.15%, 09/01/36	196,000	216,092
McDonnell Douglas Corp., 9.75%, 04/01/12	325,000	379,112
Northrop Grumman Systems Corp.
7.13%, 02/15/11	274,000	292,913
7.75%, 02/15/31	82,000	104,719
Raytheon Co.
6.40%, 12/15/18	144,000	166,477
7.00%, 11/01/28	92,000	110,085
Rockwell Collins, Inc.
4.75%, 12/01/13	205,000	215,922
5.25%, 07/15/19	70,000	74,994
United Technologies Corp.
6.35%, 03/01/11	127,000	135,587
4.88%, 05/01/15	460,000	501,664
6.13%, 07/15/38	400,000	444,539

		4,569,359

Airlines 0.0%
Qantas Airways Ltd., 6.05%, 04/15/16 (b)	123,000	120,960
Southwest Airlines Co., 5.13%, 03/01/17	103,000	97,806

		218,766

Auto Components 0.0%
Johnson Controls, Inc.
5.25%, 01/15/11	123,000	127,329
4.88%, 09/15/13	123,000	125,828

		253,157

Automobiles 0.2%
Daimler Finance North America LLC
5.88%, 03/15/11	1,213,000	1,265,279
7.30%, 01/15/12	271,000	295,151
6.50%, 11/15/13	338,000	367,981

		1,928,411

Beverages 0.3%
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	21,000	21,572
5.00%, 03/01/19	164,000	162,903
5.75%, 04/01/36	151,000	145,826
6.00%, 11/01/41	103,000	97,956
Bottling Group LLC, 4.63%, 11/15/12	287,000	309,464
Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/12	62,000	66,062
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	146,000	167,047
7.38%, 03/03/14	328,000	385,268
6.95%, 11/15/26	103,000	122,681
Diageo Capital PLC, 5.50%, 09/30/16	300,000	323,143
Diageo Finance BV, 5.30%, 10/28/15	451,000	492,000
Miller Brewing Co., 5.50%, 08/15/13 (b)	103,000	110,128
Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29	144,000	173,366
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	224,247
PepsiCo, Inc., 7.90%, 11/01/18	500,000	628,373

		3,430,036

Biotechnology 0.0%
Amgen, Inc., 6.40%, 02/01/39	300,000	342,372
Genentech, Inc., 5.25%, 07/15/35	62,000	61,220

		403,592

Capital Markets 1.0%
Bank of New York Mellon Corp. (The),
5.13%, 08/27/13	300,000	325,152
Credit Suisse Guernsey, 5.86%, 12/31/49 (a)(c)	300,000	247,500
Credit Suisse USA, Inc.
6.13%, 11/15/11	185,000	201,517
6.50%, 01/15/12	246,000	269,449
5.13%, 01/15/14	119,000	127,201
5.85%, 08/16/16	300,000	320,629
7.13%, 07/15/32	395,000	481,709
Goldman Sachs Group, Inc. (The)
6.60%, 01/15/12	72,000	78,407
5.25%, 10/15/13	605,000	647,295
5.13%, 01/15/15	461,000	485,726
5.35%, 01/15/16	453,000	475,257
5.63%, 01/15/17	850,000	870,047
6.13%, 02/15/33	450,000	467,918
6.75%, 10/01/37	700,000	737,283
Jefferies Group, Inc., 6.25%, 01/15/36	123,000	96,318
Morgan Stanley
5.05%, 01/21/11	720,000	746,315
6.60%, 04/01/12	349,000	380,146
5.30%, 03/01/13	461,000	487,634
4.75%, 04/01/14	410,000	411,230
5.45%, 01/09/17	1,345,000	1,356,069
7.30%, 05/13/19	400,000	448,158

10 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Capital Markets (continued)

UBS AG/Stamford Branch, Series DPNT, 5.88%, 12/20/17	$250,000	$256,768
UBS Preferred Funding Trust I, 8.62%, 10/01/10 (a)(c)	350,000	325,500
UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16 (a)(c)	225,000	177,525

		10,420,753

Chemicals 0.2%
Albemarle Corp., 5.10%, 02/01/15	82,000	80,044
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	117,067
Dow Chemical Co. (The)
6.00%, 10/01/12	310,000	331,283
8.55%, 05/15/19	415,000	473,774
EI Du Pont de Nemours & Co., 5.25%, 12/15/16	515,000	552,577
Lubrizol Corp.
5.50%, 10/01/14	196,000	210,876
6.50%, 10/01/34	103,000	107,692
Praxair, Inc., 3.95%, 06/01/13	123,000	128,682

		2,001,995

Commercial Banks 2.1%
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 06/15/11	246,000	267,143
Bank One Corp.
5.25%, 01/30/13	103,000	109,309
8.00%, 04/29/27	202,000	241,935
BB&T Corp., 4.75%, 10/01/12	164,000	171,541
Charter One Bank NA, 6.38%, 05/15/12	500,000	519,327
Comerica, Inc., 4.80%, 05/01/15	123,000	115,385
Deutsche Bank AG, 4.88%, 05/20/13	1,000,000	1,068,124
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	130,203
Eksportfinans ASA, 5.50%, 05/25/16	267,000	288,506
Export-Import Bank of Korea, 5.13%, 02/14/11	246,000	253,587
HSBC Bank USA NA
4.63%, 04/01/14	410,000	428,444
5.88%, 11/01/34	498,000	510,874
5.63%, 08/15/35	250,000	247,862
HSBC Holdings PLC
6.50%, 05/02/36	500,000	548,153
6.50%, 09/15/37	300,000	328,819
KeyBank NA
5.70%, 08/15/12	185,000	189,761
5.80%, 07/01/14	103,000	101,372
Korea Development Bank, 5.75%, 09/10/13	82,000	85,909
Kreditanstalt fuer Wiederaufbau
3.50%, 03/10/14	2,085,000	2,174,853
4.13%, 10/15/14	492,000	524,503
4.38%, 07/21/15 (d)	1,405,000	1,461,307
Landwirtschaftliche Rentenbank
4.88%, 02/14/11	115,000	121,094
5.13%, 02/01/17	600,000	648,226
Manufacturers & Traders Trust Co., 1.79%, 04/01/13 (a)(b)	300,000	266,340
Marshall & Ilsley Bank, 5.25%, 09/04/12	113,000	100,573
Mellon Funding Corp.
6.40%, 05/14/11	185,000	197,127
5.00%, 12/01/14	185,000	198,422
Morgan Stanley, 7.25%, 04/01/32	226,000	257,806
National City Corp., 4.90%, 01/15/15	246,000	253,343
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	164,000	174,487
4.88%, 02/16/16 (d)	250,000	269,124
PNC Funding Corp., 5.25%, 11/15/15	246,000	252,127
Regions Bank, 3.25%, 12/09/11	2,440,000	2,544,164
Sovereign Bank, 5.13%, 03/15/13	200,000	200,207
St. George Bank Ltd., 5.30%, 10/15/15 (b)	164,000	150,313
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	206,513
SunTrust Bank
5.20%, 01/17/17	123,000	115,508
5.45%, 12/01/17	127,000	120,675
UBS AG/Stamford Branch, 5.88%, 07/15/16	679,000	682,282
UnionBanCal Corp., 5.25%, 12/16/13	144,000	143,826
US Bank NA
6.38%, 08/01/11	249,000	268,810
4.95%, 10/30/14	185,000	198,935
4.80%, 04/15/15	92,000	97,333
USB Capital IX, 6.19%, 04/15/11 (a)(c)	325,000	249,437
Wachovia Bank NA
5.60%, 03/15/16	492,000	495,015
6.60%, 01/15/38	675,000	735,112

2009 Annual Report 11

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks (continued)

Wachovia Capital Trust III, 5.80%, 03/15/11 (a)(c)	$625,000	$447,187
Wachovia Corp.
5.30%, 10/15/11	935,000	993,883
4.88%, 02/15/14	127,000	129,095
5.50%, 08/01/35	338,000	321,250
Wells Fargo & Co.
5.13%, 09/15/16	144,000	146,114
5.38%, 02/07/35	318,000	306,055
Wells Fargo Capital X, 5.95%, 12/15/36	650,000	561,925
Wells Fargo Capital XIII, 7.70%, 03/26/13 (a)(c)	775,000	720,750

		22,339,975

Commercial Services & Supplies 0.2%
Pitney Bowes, Inc.
4.75%, 01/15/16	205,000	213,617
4.75%, 05/15/18	62,000	62,693
RR Donnelley & Sons Co.
4.95%, 04/01/14	82,000	80,283
6.13%, 01/15/17	400,000	392,103
Science Applications International Corp., 5.50%, 07/01/33	123,000	111,202
TTX Co., 4.90%, 03/01/15 (b)	154,000	144,869
Waste Management, Inc.
6.38%, 11/15/12	144,000	157,748
6.38%, 03/11/15	800,000	890,434
7.00%, 07/15/28	113,000	125,178

		2,178,127

Communications Equipment 0.4%
Cisco Systems, Inc.
5.25%, 02/22/11	205,000	216,145
5.50%, 02/22/16	325,000	357,199
4.95%, 02/15/19	835,000	878,733
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	190,631
9.46%, 11/15/22	82,000	104,659
Comcast Cable Holdings LLC, 9.80%, 02/01/12	213,000	243,980
Comcast Corp.
5.90%, 03/15/16	287,000	307,822
6.50%, 01/15/17	507,000	553,025
5.70%, 07/01/19	300,000	313,757
6.95%, 08/15/37	205,000	223,607
COX Communications, Inc.
5.45%, 12/15/14	246,000	264,057
5.50%, 10/01/15	667,000	711,146
Motorola, Inc.
7.63%, 11/15/10	111,000	115,984
7.50%, 05/15/25	144,000	132,467

		4,613,212

Computers & Peripherals 0.2%
Dell, Inc., 7.10%, 04/15/28	144,000	157,784
Hewlett-Packard Co.
6.50%, 07/01/12	208,000	232,082
5.50%, 03/01/18	835,000	903,836
International Business Machines Corp.
4.75%, 11/29/12	359,000	389,346
5.88%, 11/29/32	732,000	791,717

		2,474,765

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	465,000	481,312
Lafarge SA, 6.50%, 07/15/16	185,000	193,104

		674,416

Consumer Finance 0.4%
American Express Co.
4.88%, 07/15/13	837,000	875,042
8.13%, 05/20/19	600,000	718,036
6.80%, 09/01/66 (a)	210,000	182,700
Boeing Capital Corp., 6.10%, 03/01/11	35,000	37,289
Capital One Bank USA NA, 5.13%, 02/15/14	410,000	432,340
Capital One Capital III, 7.69%, 08/15/36	175,000	150,500
Capital One Capital IV, 6.75%, 02/17/37 (a)	135,000	108,675
Capital One Financial Corp., 5.25%, 02/21/17	211,000	206,336
FIA Card Services NA, 7.13%, 11/15/12	140,000	152,282
HSBC Finance Corp.
7.00%, 05/15/12	264,000	287,364
5.25%, 04/15/15	185,000	195,042
SLM Corp., Series A, 5.38%, 05/15/14	759,000	626,561

		3,972,167

Diversified Financial Services 3.8%
Associates Corp of North America, 6.95%, 11/01/18	236,000	244,435
AXA Financial, Inc., 7.00%, 04/01/28	92,000	89,665

12 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Financial Services (continued)

Bank of America Corp.
2.10%, 04/30/12	$1,675,000	$1,702,763

4.38%, 12/01/10	410,000	421,496
5.38%, 08/15/11	267,000	282,416
4.88%, 09/15/12	201,000	211,791
4.88%, 01/15/13	451,000	467,608
4.75%, 08/01/15	431,000	433,422
5.25%, 12/01/15	513,000	514,651
5.63%, 10/14/16	440,000	450,597
Bank of America NA
6.00%, 06/15/16	205,000	205,162
5.30%, 03/15/17	500,000	488,418
Bear Stearns Cos. LLC (The)
5.70%, 11/15/14	256,000	278,032
5.30%, 10/30/15	123,000	131,443
4.65%, 07/02/18	246,000	234,499
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	97,987
BSKYB Finance UK PLC, 5.63%, 10/15/15 (b)	103,000	112,125
Caterpillar Financial Services Corp.
5.05%, 12/01/10	260,000	270,303
6.13%, 02/17/14	700,000	778,008
5.50%, 03/15/16	205,000	218,783
Citigroup Funding, Inc.
1.25%, 06/03/11	425,000	427,445
2.25%, 12/10/12	800,000	812,377
Citigroup, Inc.
6.50%, 01/18/11	92,000	96,424
5.13%, 02/14/11	62,000	64,129
6.00%, 02/21/12	103,000	109,544
5.25%, 02/27/12	850,000	885,055
5.63%, 08/27/12	205,000	212,383
5.50%, 10/15/14	1,100,000	1,128,112
5.30%, 01/07/16	1,321,000	1,306,324
5.85%, 08/02/16	287,000	287,996
6.63%, 06/15/32	232,000	219,627
5.88%, 02/22/33	82,000	70,326
5.85%, 12/11/34	375,000	341,986
5.88%, 05/29/37	200,000	184,055
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	862,611
General Electric Capital Corp.
1.80%, 03/11/11	4,170,000	4,229,468
5.50%, 04/28/11	287,000	302,882
Series A, 5.88%, 02/15/12	41,000	44,207
Series A, 6.00%, 06/15/12	182,000	197,315
4.88%, 03/04/15	431,000	451,036
5.00%, 01/08/16	205,000	208,949
5.40%, 02/15/17	415,000	421,860
5.63%, 09/15/17	1,150,000	1,188,114
Series A, 6.75%, 03/15/32	867,000	911,228
6.15%, 08/07/37	750,000	736,210
6.38%, 11/15/67 (a)	700,000	607,250
Goldman Sachs Capital I, 6.35%, 02/15/34	900,000	852,556
Goldman Sachs Capital II, 5.79%, 12/31/49 (a)(c)	400,000	297,500
JPMorgan Chase & Co.
2.63%, 12/01/10	4,880,000	4,979,425
4.50%, 11/15/10	328,000	340,379
4.60%, 01/17/11	410,000	421,634
6.63%, 03/15/12	447,000	487,576
3.70%, 01/20/15	605,000	607,808
4.75%, 03/01/15	176,000	184,012
5.15%, 10/01/15	349,000	368,527
JPMorgan Chase Bank NA
Series AI, 5.88%, 06/13/16	308,000	325,999
6.00%, 07/05/17	1,030,000	1,093,659
6.00%, 10/01/17	750,000	798,849
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37	3,060,000	3,008,684
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	240,608
5.45%, 04/10/17	400,000	422,683
Series C, 8.00%, 03/01/32	111,000	130,662
Nissan Motor Acceptance Corp., 4.63%, 03/08/10 (b)	113,000	112,868
Principal Life Global Funding I
6.25%, 02/15/12 (b)	150,000	157,065
5.25%, 01/15/13 (b)	615,000	626,738
State Street Capital Trust III, 8.25%, 03/15/42 (a)	140,000	141,208
TIAA Global Markets, Inc., 4.95%, 07/15/13 (b)	600,000	634,936
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	272,557

		40,446,450

Diversified Telecommunication Services 1.2%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	67,127
AT&T, Inc.
5.30%, 11/15/10	267,000	278,986
6.25%, 03/15/11	330,000	351,072
5.88%, 08/15/12	295,000	323,991
5.10%, 09/15/14	597,000	643,814
5.63%, 06/15/16	205,000	223,039
5.50%, 02/01/18	505,000	530,121
6.15%, 09/15/34	814,000	820,558
BellSouth Corp.
6.00%, 10/15/11	583,000	631,383
5.20%, 09/15/14	349,000	377,108
6.55%, 06/15/34	123,000	128,611

2009 Annual Report 13

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Telecommunication Services (continued)

British Telecommunications PLC, 9.63%, 12/15/30	$391,000	$491,251
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	548,826
5.75%, 03/23/16	273,000	291,089
8.75%, 06/15/30	256,000	330,070
Embarq Corp., 7.08%, 06/01/16	92,000	100,506
France Telecom SA
7.75%, 03/01/11	167,000	180,519
8.50%, 03/01/31	283,000	387,197
GTE Corp.
6.84%, 04/15/18	144,000	155,962
6.94%, 04/15/28	103,000	107,418
Telecom Italia Capital SA
6.20%, 07/18/11	144,000	153,207
4.95%, 09/30/14	205,000	212,766
5.25%, 10/01/15	730,000	756,603
6.00%, 09/30/34	160,000	153,298
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,080,000	1,198,210
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	170,171
Verizon Communications, Inc.
4.90%, 09/15/15	410,000	437,062
8.75%, 11/01/18	600,000	749,377
6.35%, 04/01/19	100,000	110,963
5.85%, 09/15/35	82,000	81,928
Verizon Global Funding Corp.
6.88%, 06/15/12	205,000	228,875
7.38%, 09/01/12	363,000	412,986
4.38%, 06/01/13	256,000	270,704
7.75%, 12/01/30	810,000	968,805

		12,873,603

Electric Utilities 1.5%
Alabama Power Co., 5.70%, 02/15/33	276,000	287,396
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	139,610
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	139,567
Arizona Public Service Co., 5.50%, 09/01/35	150,000	133,279
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	652,789
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	204,624
Commonwealth Edison Co.
Series 98, 6.15%, 03/15/12	82,000	89,299
6.15%, 09/15/17	750,000	828,955
Consolidated Edison Co. of New York, Inc.
Series 02-B, 4.88%, 02/01/13	86,000	91,325
Series 05-C, 5.38%, 12/15/15	123,000	133,552
Series 03-A, 5.88%, 04/01/33	82,000	84,526
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	123,573
5.20%, 08/15/19	100,000	103,544
Series E, 6.30%, 03/15/33	308,000	330,178
Series B, 5.95%, 06/15/35	174,000	180,144
DTE Energy Co., 6.35%, 06/01/16	287,000	299,618
Duke Energy Carolinas LLC, 6.25%, 01/15/12	970,000	1,054,650
Duke Energy Corp., 5.05%, 09/15/19	600,000	604,974
Duke Energy Ohio, Inc.
5.70%, 09/15/12	29,000	31,750
Series A, 5.40%, 06/15/33	51,000	45,763
Entergy Gulf States, Inc., 5.25%, 08/01/15	123,000	122,750
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	207,090
Exelon Corp.
4.90%, 06/15/15	287,000	297,829
5.63%, 06/15/35	414,000	391,925
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	318,491
Florida Power & Light Co.
4.85%, 02/01/13	103,000	110,525
5.85%, 02/01/33	70,000	74,753
5.95%, 10/01/33	53,000	57,742
5.40%, 09/01/35	90,000	92,070
5.65%, 02/01/37	200,000	211,326
Florida Power Corp., 5.90%, 03/01/33	247,000	262,027
Georgia Power Co., Series K, 5.13%, 11/15/12	74,000	80,063
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	171,163
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	210,229
Midamerican Energy Holdings Co.
5.88%, 10/01/12	841,000	917,401
5.75%, 04/01/18	750,000	801,886
New York State Electric & Gas Corp., 5.75%, 05/01/23	41,000	39,540
Ohio Power Co.
Series K, 6.00%, 06/01/16	349,000	375,577
Series G, 6.60%, 02/15/33	164,000	174,401
Oncor Electric Delivery Co.
6.38%, 05/01/12	383,000	416,117

14 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Electric Utilities (continued)

6.38%, 01/15/15	$308,000	$340,644
Pacific Gas & Electric Co.
4.80%, 03/01/14	328,000	349,176
5.80%, 03/01/37	150,000	158,819
6.25%, 03/01/39	300,000	337,969
PacifiCorp, 5.25%, 06/15/35	123,000	122,375
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	79,508
7.45%, 08/15/32	82,000	85,813
Progress Energy, Inc.
7.10%, 03/01/11	85,000	90,232
7.75%, 03/01/31	164,000	203,152
PSEG Power LLC
6.95%, 06/01/12	51,000	56,275
5.50%, 12/01/15	287,000	307,782
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	190,785
Public Service Electric & Gas Co., Series B, 5.13%, 09/01/12	135,000	145,715
Puget Sound Energy, Inc., Series A, 5.48%, 06/01/35	103,000	97,542
SCANA Corp.
6.88%, 05/15/11	359,000	383,552
6.25%, 02/01/12	103,000	109,945
Scottish Power Ltd., 5.81%, 03/15/25	82,000	83,026
Southern California Edison Co.
6.00%, 01/15/34	123,000	135,797
Series 05-B, 5.55%, 01/15/36	164,000	171,282
Southern Power Co., Series B, 6.25%, 07/15/12	174,000	190,861
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (b)	131,000	138,198
Virginia Electric and Power Co.
Series A, 5.40%, 01/15/16	103,000	109,146
5.95%, 09/15/17	750,000	825,900
Westar Energy, Inc., 6.00%, 07/01/14	185,000	200,253
Wisconsin Electric Power Co., 5.63%, 05/15/33	41,000	42,576
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	183,979
6.50%, 07/01/36	123,000	133,962

		16,166,285

Energy Equipment & Services 0.5%
Anadarko Finance Co.
Series B, 6.75%, 05/01/11	82,000	87,433
Series B, 7.50%, 05/01/31	207,000	228,487
Anadarko Petroleum Corp., 6.45%, 09/15/36	269,000	279,880
Apache Corp.
6.25%, 04/15/12	160,000	176,055
7.63%, 07/01/19	41,000	50,221
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	249,258
Conoco Funding Co., 6.35%, 10/15/11	408,000	448,523
ConocoPhillips
4.75%, 10/15/12	270,000	290,324
4.60%, 01/15/15	450,000	482,725
5.90%, 10/15/32	123,000	128,217
6.50%, 02/01/39	300,000	335,784
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	246,701
Devon Energy Corp., 7.95%, 04/15/32	250,000	312,936
Devon Financing Corp. ULC, 6.88%, 09/30/11	297,000	323,922
EOG Resources, Inc., 5.63%, 06/01/19	130,000	141,884
Halliburton Co., 6.70%, 09/15/38	325,000	371,235
Hess Corp., 7.30%, 08/15/31	196,000	222,570
Motiva Enterprises LLC, 5.20%, 09/15/12 (b)	51,000	52,727
Nabors Industries, Inc., 5.38%, 08/15/12	29,000	29,541
Transocean, Inc., 7.50%, 04/15/31	123,000	144,428
XTO Energy, Inc.
5.30%, 06/30/15	195,000	207,985
5.65%, 04/01/16	82,000	85,644
6.38%, 06/15/38	390,000	412,065

		5,308,545

Food & Staples Retailing 0.1%
CVS Caremark Corp., 6.25%, 06/01/27	460,000	476,418
Kroger Co. (The)
6.20%, 06/15/12	164,000	178,538
7.50%, 04/01/31	178,000	215,813
Safeway, Inc.
6.50%, 03/01/11	89,000	94,305
5.80%, 08/15/12	144,000	157,480
5.63%, 08/15/14	123,000	133,877
Sysco Corp., 5.38%, 09/21/35	74,000	75,614

		1,332,045

Food Products 0.3%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	147,119

2009 Annual Report 15

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Food Products (continued)

5.38%, 09/15/35	$103,000	$101,787
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	62,000	61,826
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (b)	123,000	129,539
Campbell Soup Co., 4.88%, 10/01/13	164,000	178,209
ConAgra Foods, Inc.
6.75%, 09/15/11	7,000	7,632
7.00%, 10/01/28	154,000	166,875
General Mills, Inc., 6.00%, 02/15/12	185,000	201,321
H.J. Heinz Finance Co.
6.00%, 03/15/12	150,000	162,236
6.75%, 03/15/32	62,000	67,678
Kellogg Co., Series B, 7.45%, 04/01/31	103,000	130,212
Kraft Foods, Inc.
5.63%, 11/01/11	326,000	347,889
6.00%, 02/11/13	200,000	215,483
6.13%, 08/23/18	600,000	637,877
6.50%, 11/01/31	131,000	134,410
6.88%, 02/01/38	300,000	324,264
Sara Lee Corp., 6.25%, 09/15/11	174,000	187,833
Unilever Capital Corp.
7.13%, 11/01/10	76,000	81,019
5.90%, 11/15/32	144,000	158,549
Wm. Wrigley Jr Co., 4.65%, 07/15/15	150,000	146,250

		3,588,008

Gas Utilities 0.5%
AGL Capital Corp., 4.45%, 04/15/13	123,000	126,443
Atmos Energy Corp.
5.13%, 01/15/13	92,000	96,086
4.95%, 10/15/14	185,000	195,030
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	58,989
CenterPoint Energy Resources Corp., Series B, 7.88%, 04/01/13	246,000	277,424
Colonial Pipeline Co., 7.63%, 04/15/32 (b)	150,000	178,139
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	419,817
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	656,000	702,977
6.13%, 10/15/39	215,000	215,431
Kinder Morgan Energy Partners LP
7.50%, 11/01/10	144,000	150,394
6.75%, 03/15/11	64,000	68,154
5.00%, 12/15/13	1,000,000	1,046,427
6.85%, 02/15/20	675,000	747,436
5.80%, 03/15/35	144,000	134,240
Plains All American Pipeline LP, 5.63%, 12/15/13	230,000	239,256
Southern California Gas Co., 4.80%, 10/01/12	267,000	287,545
Spectra Energy Capital LLC, 6.75%, 02/15/32 (d)	123,000	129,368
Texas Eastern Transmission LP, 7.30%, 12/01/10	500,000	522,513
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	123,688

		5,719,357

Health Care Providers & Services 0.4%
Aetna, Inc., 6.00%, 06/15/16	650,000	695,796
Baxter International, Inc.
4.63%, 03/15/15	53,000	56,720
5.38%, 06/01/18	835,000	900,643
Covidien International Finance SA, 6.00%, 10/15/17	940,000	1,037,799
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	397,379
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	209,586
5.80%, 03/15/36	417,000	390,825
WellPoint, Inc.
5.00%, 12/15/14	598,000	630,365
5.25%, 01/15/16	226,000	232,147
5.95%, 12/15/34	82,000	79,502

		4,630,762

Hotels, Restaurants & Leisure 0.1%
McDonald’s Corp., 5.35%, 03/01/18	240,000	262,026
Yum! Brands, Inc.
8.88%, 04/15/11	82,000	89,351
6.88%, 11/15/37	400,000	436,237

		787,614

Household Durables 0.1%
Black & Decker Corp., 4.75%, 11/01/14	160,000	162,544
Emerson Electric Co., 6.00%, 08/15/32	57,000	62,077
Fortune Brands, Inc., 5.38%, 01/15/16	585,000	590,100
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	104,101

16 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Household Durables (continued)

Stanley Works (The), 4.90%, 11/01/12	$92,000	$98,373
Toll Brothers Finance Corp., 6.88%, 11/15/12	5,000	5,277

		1,022,472

Household Products 0.1%
Kimberly-Clark Corp.
5.63%, 02/15/12	205,000	220,286
4.88%, 08/15/15	710,000	772,795

		993,081

Industrial Conglomerates 0.2%
3M Co., 5.70%, 03/15/37	235,000	259,227
Dover Corp., 4.88%, 10/15/15	156,000	171,597
General Electric Co., 5.00%, 02/01/13	946,000	1,007,361
Honeywell International, Inc.
6.13%, 11/01/11	103,000	112,329
5.40%, 03/15/16	440,000	477,900

		2,028,414

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	390,000	428,653
AIG Life Holdings US, Inc., 7.50%, 07/15/25	103,000	87,156
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (b)	287,000	225,925
Allstate Corp. (The)
6.13%, 02/15/12	176,000	187,403
7.50%, 06/15/13	425,000	480,215
6.13%, 12/15/32	82,000	83,952
5.55%, 05/09/35	62,000	61,451
5.95%, 04/01/36	82,000	85,714
6.13%, 05/15/37 (a)	145,000	123,250
6.50%, 05/15/57 (a)	145,000	123,975
American International Group, Inc.
5.05%, 10/01/15	103,000	79,761
5.60%, 10/18/16	290,000	222,405
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	246,000	266,490
Chubb Corp.
6.00%, 05/11/37	225,000	243,209
6.38%, 03/29/67 (a)	300,000	272,250
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	57,481
6.50%, 06/15/34	144,000	114,313
Hartford Financial Services Group, Inc.
4.75%, 03/01/14	82,000	79,257
6.10%, 10/01/41	41,000	33,364
Infinity Property & Casualty Corp., Series B, 5.50%, 02/18/14	82,000	76,973
Lincoln National Corp., 6.15%, 04/07/36	410,000	374,678
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	74,405
5.75%, 09/15/15	327,000	344,460
MetLife, Inc.
6.13%, 12/01/11	445,000	479,475
5.50%, 06/15/14	185,000	199,345
5.70%, 06/15/35	336,000	338,750
6.40%, 12/15/36	350,000	303,188
Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	480,000	509,948
Nationwide Financial Services, Inc., 6.75%, 05/15/37	75,000	56,845
Nationwide Mutual Insurance Co., Series 144a, 5.81%, 12/15/24 (a)(b)	205,000	159,917
NLV Financial Corp., 7.50%, 08/15/33 (b)	51,000	38,626
Progressive Corp. (The)
6.25%, 12/01/32	113,000	118,920
6.70%, 06/15/37 (a)	270,000	236,506
Prudential Financial, Inc.
5.10%, 12/14/11	515,000	541,880
Series B, 5.10%, 09/20/14	205,000	211,197
Series B, 5.75%, 07/15/33	103,000	91,886
RLI Corp., 5.95%, 01/15/14	82,000	81,370
Travelers Cos., Inc. (The)
5.75%, 12/15/17	340,000	368,815
6.25%, 03/15/37 (a)	300,000	270,000
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	147,747
Western & Southern Financial Group, Inc., 5.75%, 07/15/33 (b)	103,000	80,423
Willis North America, Inc., 5.63%, 07/15/15	123,000	120,872
XL Capital Ltd., 5.25%, 09/15/14	541,000	533,023

		9,015,473

Machinery 0.1%
Caterpillar, Inc.
7.30%, 05/01/31	70,000	86,382
6.05%, 08/15/36	123,000	135,354
Deere & Co.
6.95%, 04/25/14	400,000	469,544
8.10%, 05/15/30	400,000	521,686

		1,212,966

2009 Annual Report 17

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Media 0.8%
CBS Corp.
5.63%, 08/15/12	$310,000	$321,538
7.88%, 07/30/30	55,000	54,684
5.50%, 05/15/33	82,000	64,449
Comcast Corp.
7.05%, 03/15/33	205,000	222,436
6.50%, 11/15/35	70,000	72,454
Historic TW, Inc., 6.88%, 06/15/18	122,000	135,035
News America Holdings, Inc.
9.25%, 02/01/13	82,000	96,195
8.00%, 10/17/16	82,000	95,896
News America, Inc.
5.30%, 12/15/14	433,000	469,952
7.28%, 06/30/28	53,000	54,656
6.55%, 03/15/33	450,000	452,839
6.20%, 12/15/34	170,000	166,831
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	128,093
Time Warner Cable, Inc.
6.20%, 07/01/13	500,000	547,769
6.75%, 07/01/18	415,000	456,859
8.25%, 04/01/19	900,000	1,082,623
6.75%, 06/15/39	500,000	529,560
Time Warner, Inc.
6.88%, 05/01/12	384,000	422,381
7.63%, 04/15/31	773,000	864,521
7.70%, 05/01/32	648,000	732,080
Viacom, Inc.
6.25%, 04/30/16	351,000	381,286
6.88%, 04/30/36	226,000	238,534
Walt Disney Co. (The)
Series B, 6.38%, 03/01/12	97,000	106,969
Series B, 6.20%, 06/20/14	687,000	780,984

		8,478,624

Metals & Mining 0.3%
Alcoa, Inc., 5.87%, 02/23/22	335,000	309,532
ArcelorMittal, 6.13%, 06/01/18	415,000	409,896
Barrick Gold Finance Co., 4.88%, 11/15/14	1,060,000	1,128,067
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	225,000	245,526
Newmont Mining Corp., 5.88%, 04/01/35	164,000	153,395
Placer Dome, Inc., 6.38%, 03/01/33	96,000	102,539
Rio Tinto Alcan, Inc.
6.45%, 03/15/11	31,000	32,659
5.00%, 06/01/15	205,000	209,037
5.75%, 06/01/35	144,000	138,587
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	559,392

		3,288,630

Multiline Retail 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	518,397
Target Corp.
10.00%, 01/01/11	46,000	49,301
6.00%, 01/15/18	300,000	336,752
7.00%, 07/15/31	121,000	136,242
6.35%, 11/01/32	217,000	235,236
Wal-Mart Stores, Inc.
4.13%, 02/15/11	267,000	277,363
5.00%, 04/05/12	1,300,000	1,404,233
3.20%, 05/15/14	500,000	512,363
7.55%, 02/15/30	82,000	105,533
5.25%, 09/01/35	492,000	488,522

		4,063,942

Oil, Gas & Consumable Fuels 0.4%
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	698,553
Chevron Corp., 3.95%, 03/03/14	415,000	437,097
Marathon Oil Corp., 6.80%, 03/15/32	82,000	86,165
Murphy Oil Corp., 6.38%, 05/01/12	41,000	43,546
Occidental Petroleum Corp.
6.75%, 01/15/12	185,000	204,449
7.00%, 11/01/13	250,000	289,909
Pemex Project Funding Master Trust, 6.63%, 06/15/35	226,000	220,782
PTT PCL, 5.88%, 08/03/35 (b)	123,000	118,704
Shell International Finance BV, 6.38%, 12/15/38	290,000	336,643
Valero Energy Corp.
6.88%, 04/15/12	260,000	283,284
7.50%, 04/15/32	82,000	81,205
6.63%, 06/15/37	320,000	293,757
Williams Cos., Inc. (The), 8.75%, 01/15/20	600,000	687,716
XTO Energy, Inc., 6.50%, 12/15/18	140,000	155,863

		3,937,673

Paper & Forest Products 0.0%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	125,828

18 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Paper & Forest Products (continued)

International Paper Co.
5.85%, 10/30/12	$30,000	$30,758
5.30%, 04/01/15	144,000	146,589
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	123,000	124,770

		427,945

Personal Products 0.1%
Procter & Gamble Co. (The)
4.85%, 12/15/15	123,000	135,686
5.80%, 08/15/34	405,000	440,384

		576,070

Pharmaceuticals 1.0%
Abbott Laboratories
5.88%, 05/15/16	334,000	374,092
6.00%, 04/01/39	300,000	330,618
AstraZeneca PLC
5.40%, 06/01/14	155,000	170,517
5.90%, 09/15/17	300,000	336,355
6.45%, 09/15/37	140,000	162,478
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	898,635
Eli Lilly & Co.
6.00%, 03/15/12	205,000	226,030
5.20%, 03/15/17	800,000	855,974
7.13%, 06/01/25	82,000	98,001
GlaxoSmithKline Capital, Inc.
4.85%, 05/15/13	1,500,000	1,617,636
5.65%, 05/15/18	940,000	1,034,740
5.38%, 04/15/34	139,000	138,153
Johnson & Johnson, 4.95%, 05/15/33	537,000	537,733
Merck & Co., Inc.
4.75%, 03/01/15	396,000	429,247
6.40%, 03/01/28	51,000	58,389
5.95%, 12/01/28	113,000	124,055
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	351,333
Pfizer, Inc.
4.65%, 03/01/18	185,000	191,841
7.20%, 03/15/39	375,000	471,200
Pharmacia Corp., 6.60%, 12/01/28	123,000	137,298
Schering-Plough Corp., 5.55%, 12/01/13	800,000	879,649
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	98,000	102,774
Wyeth
5.50%, 02/01/14	472,000	517,266
5.50%, 02/15/16	241,000	262,223
6.50%, 02/01/34	144,000	166,547

		10,472,784

Real Estate Investment Trusts (REITs) 0.3%
AvalonBay Communities, Inc., 6.63%, 09/15/11	28,000	29,859
Boston Properties LP, 5.00%, 06/01/15	360,000	358,187
Camden Property Trust, 5.00%, 06/15/15	103,000	100,037
ERP Operating LP
5.25%, 09/15/14	278,000	283,517
5.38%, 08/01/16	205,000	203,019
HCP, Inc.
6.45%, 06/25/12	39,000	40,283
6.00%, 01/30/17	328,000	316,847
Health Care REIT, Inc., 6.00%, 11/15/13	123,000	121,554
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	520,376
HRPT Properties Trust, 5.75%, 02/15/14	123,000	120,994
Liberty Property LP, 7.25%, 03/15/11	27,000	27,983
Simon Property Group LP
5.10%, 06/15/15	294,000	295,290
6.10%, 05/01/16	287,000	298,342
Vornado Realty LP, 5.60%, 02/15/11	144,000	146,348
Washington Real Estate Investment Trust, 5.25%, 01/15/14	82,000	78,912
Westfield Capital Corp. Ltd., 5.13%, 11/15/14 (b)	107,000	106,511

		3,048,059

Road & Rail 0.3%
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	144,000	182,318
CSX Corp.
6.75%, 03/15/11	92,000	97,881
5.50%, 08/01/13	308,000	330,361
Norfolk Southern Corp.
6.75%, 02/15/11	371,000	394,632
5.59%, 05/17/25	59,000	59,453
7.25%, 02/15/31	87,000	104,796
Union Pacific Corp.
5.13%, 02/15/14	1,000,000	1,072,614
5.38%, 06/01/33	43,000	41,782
6.25%, 05/01/34	164,000	177,309

2009 Annual Report 19

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Road & Rail (continued)

United Parcel Service of America, Inc.
8.38%, 04/01/20	$82,000	$107,850
8.38%, 04/01/30 (e)	123,000	156,921
United Parcel Service, Inc., 6.20%, 01/15/38	205,000	231,174

		2,957,091

Software 0.2%
Microsoft Corp., 2.95%, 06/01/14	300,000	304,368
Oracle Corp.
3.75%, 07/08/14	905,000	940,810
5.25%, 01/15/16	548,000	595,352
5.00%, 07/08/19	100,000	105,407

		1,945,937

Specialty Retail 0.1%
Home Depot, Inc.
5.25%, 12/16/13	200,000	214,174
5.40%, 03/01/16	410,000	432,690
Lowe’s Cos., Inc., 6.50%, 03/15/29	164,000	182,671

		829,535

Supranational 0.4%
Svensk Exportkredit AB, 4.88%, 09/29/11	4,101,000	4,369,123

Thrifts & Mortgage Finance 0.1%
Countrywide Home Loans, Inc., Series L, 4.00%, 03/22/11	494,000	503,562
Golden West Financial Corp., 4.75%, 10/01/12	109,000	114,441

		618,003

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	600,000	738,700
9.25%, 08/06/19	400,000	484,962
10.20%, 02/06/39	420,000	559,857
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	322,677
6.38%, 05/16/38	150,000	169,020

		2,275,216

Wireless Telecommunication Services 0.3%
America Movil SAB de CV
5.75%, 01/15/15	155,000	165,142
6.38%, 03/01/35	123,000	125,623
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	328,693
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	31,000	35,421
8.75%, 03/01/31	224,000	295,366
Rogers Communications, Inc., 7.25%, 12/15/12	540,000	612,713
Vodafone Group PLC
5.00%, 12/16/13	461,000	492,954
4.15%, 06/10/14	530,000	548,174
7.88%, 02/15/30	144,000	175,682
6.15%, 02/27/37	75,000	79,898

		2,859,666

Total Corporate Bonds (cost $205,262,452)		214,752,104

Municipal Bonds 0.3%

New Jersey 0.0%
New Jersey State Turnpike Authority, Series F,7.41%, 01/01/40	210,000	250,532

New York 0.1%
Metropolitan Transportation Authority, Series C,7.34%, 11/15/39	105,000	126,394
Port Authority of New York & New Jersey, 6.04%, 12/01/29	460,000	481,459

		607,853

Illinois 0.1%
State of Illinois, Series 2003 ,5.10%, 06/01/33	1,460,000	1,325,957

California 0.0%
State of California, Series 2009 ,7.55%, 04/01/39	420,000	436,351

Texas 0.1%
City of Dallas, 5.50%, 02/15/24 (e)	492,000	492,925

Total Municipal Bonds (cost $3,082,421)		3,113,618

U.S. Government Mortgage Backed Agencies 38.6%

Fannie Mae Pool
Pool# 961563
5.00%, 02/01/23	1,300,000	1,371,616

20 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# 969977
5.00%, 05/01/23	$7,673,208	$8,095,919
Pool# 990972
6.00%, 09/01/23	768,156	823,915
Pool# AA2549
4.00%, 04/01/24	7,371,121	7,517,432
Pool# 935348
5.50%, 06/01/24	491,727	523,454
Pool# AC1374
4.00%, 08/01/24	800,000	815,879
Pool# AC1529
4.50%, 09/01/24	590,485	614,385
Pool# AC5377
4.50%, 10/01/24	1,400,000	1,456,664
Pool# 560868
7.50%, 02/01/31	2,646	2,997
Pool# 607212
7.50%, 10/01/31	48,674	55,137
Pool# 607559
6.50%, 11/01/31	1,681	1,823
Pool# 607632
6.50%, 11/01/31	305	331
Pool# 661664
7.50%, 09/01/32	53,894	60,873
Pool# 656559
6.50%, 02/01/33	150,753	163,358
Pool# 694846
6.50%, 04/01/33	24,277	26,094
Pool# 555421
5.00%, 05/01/33	24,486,358	25,484,415
Pool# 254767
5.50%, 06/01/33	7,603,375	8,013,364
Pool# 750229
6.50%, 10/01/33	135,383	145,517
Pool# 725424
5.50%, 04/01/34	9,352,351	9,856,649
Pool# 788027
6.50%, 09/01/34	109,168	117,852
Pool# 735141
5.50%, 01/01/35	4,904,986	5,169,473
Pool# 256023
6.00%, 12/01/35	3,877,871	4,124,080
Pool# 888596
6.50%, 07/01/37	9,962,288	10,709,620
Pool# 995050
6.00%, 09/01/37	38,746,030	41,206,055
Pool# 955194
7.00%, 11/01/37	3,389,046	3,703,512
Pool# 889072
6.50%, 12/01/37	1,700,000	1,827,528
Pool# 970320
5.50%, 02/01/38	7,100,000	7,483,959
Pool# AA6013
4.50%, 05/01/39	8,433,552	8,548,332
Pool# 190396
4.50%, 06/01/39	8,914,363	9,035,686
Pool# AA9611
4.00%, 07/01/39	4,495,539	4,440,992
Pool# AA9809
4.50%, 07/01/39	11,022,980	11,173,001
Pool# 994002
4.00%, 08/01/39	3,689,614	3,644,845
Pool# AC1454
4.00%, 08/01/39	4,991,652	4,931,085
Pool# AC3486
4.50%, 08/01/39	5,969,897	6,051,744
Pool# AC2651
4.00%, 10/01/39	1,100,000	1,086,653
5.50%, 11/25/39	4,800,000	5,052,000

		193,336,239

Fannie Mae Pool TBA Pool# 14828, 5.50%, 11/25/24	22,000,000	23,381,864

Freddie Mac Gold Pool
Pool# E00394
7.50%, 09/01/10	3,264	3,360
Pool# M80898
4.50%, 02/01/11	173,603	180,911
Pool# M80904
4.50%, 03/01/11	118,063	121,746
Pool# M80917
4.50%, 05/01/11	28,754	29,271
Pool# M80926
4.50%, 07/01/11	103,103	106,906
Pool# M80934
4.50%, 08/01/11	139,318	143,664
Pool# G10940
6.50%, 11/01/11	2,416	2,485
Pool# G11130
6.00%, 12/01/11	19,137	19,844
Pool# M80981
4.50%, 07/01/12	61,966	63,933
Pool# E00507
7.50%, 09/01/12	908	964
Pool# G10749
6.00%, 10/01/12	21,896	23,490
Pool# M81009
4.50%, 02/01/13	66,523	68,598
Pool# E69050
6.00%, 02/01/13	16,861	18,105
Pool# E72896
7.00%, 10/01/13	5,591	5,951
Pool# G11612
6.00%, 04/01/14	9,942	10,292
Pool# E00677
6.00%, 06/01/14	39,905	42,222

2009 Annual Report 21

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# E00802
7.50%, 02/01/15	$22,724	$24,676
Pool# G11001
6.50%, 03/01/15	14,444	15,515
Pool# G11003
7.50%, 04/01/15	1,122	1,218
Pool# G11164
7.00%, 05/01/15	3,597	3,874
Pool# E81396
7.00%, 10/01/15	843	910
Pool# E81394
7.50%, 10/01/15	6,883	7,482
Pool# E84097
6.50%, 12/01/15	2,556	2,745
Pool# E00938
7.00%, 01/01/16	10,527	11,363
Pool# E82132
7.00%, 01/01/16	1,755	1,894
Pool# E82815
6.00%, 03/01/16	6,648	7,151
Pool# E83231
6.00%, 04/01/16	2,096	2,263
Pool# E83233
6.00%, 04/01/16	6,015	6,492
Pool# G11972
6.00%, 04/01/16	118,005	126,928
Pool# E83046
7.00%, 04/01/16	1,175	1,268
Pool# E00975
6.00%, 05/01/16	29,873	32,064
Pool# E83355
6.00%, 05/01/16	7,672	8,280
Pool# E83636
6.00%, 05/01/16	12,727	13,737
Pool# E83933
6.50%, 05/01/16	507	547
Pool# E00985
6.00%, 06/01/16	16,193	17,384
Pool# E00987
6.50%, 06/01/16	14,036	15,078
Pool# E84236
6.50%, 06/01/16	3,894	4,205
Pool# E00996
6.50%, 07/01/16	1,834	1,971
Pool# E84912
6.50%, 08/01/16	7,514	8,113
Pool# E85117
6.50%, 08/01/16	5,002	5,401
Pool# E85387
6.00%, 09/01/16	13,913	15,017
Pool# E85800
6.50%, 10/01/16	3,687	3,981
Pool# E86183
6.00%, 11/01/16	2,623	2,831
Pool# E01083
7.00%, 11/01/16	3,750	4,050
Pool# G11207
7.00%, 11/01/16	9,368	10,114
Pool# E86746
5.50%, 12/01/16	39,427	42,014
Pool# E86533
6.00%, 12/01/16	5,588	6,031
Pool# E01095
6.00%, 01/01/17	6,896	7,414
Pool# E87584
6.00%, 01/01/17	5,345	5,769
Pool# E86995
6.50%, 01/01/17	12,933	13,964
Pool# E87291
6.50%, 01/01/17	21,716	23,447
Pool# E87446
6.50%, 01/01/17	3,654	3,935
Pool# E88076
6.00%, 02/01/17	6,639	7,162
Pool# E01127
6.50%, 02/01/17	11,045	11,920
Pool# E88055
6.50%, 02/01/17	39,120	42,130
Pool# E88106
6.50%, 02/01/17	21,712	23,382
Pool# E01137
6.00%, 03/01/17	10,294	11,073
Pool# E88134
6.00%, 03/01/17	2,076	2,240
Pool# E88474
6.00%, 03/01/17	9,730	10,497
Pool# E88768
6.00%, 03/01/17	22,399	24,177
Pool# E01138
6.50%, 03/01/17	6,041	6,523
Pool# E01139
6.00%, 04/01/17	47,451	51,044
Pool# E88729
6.00%, 04/01/17	8,260	8,910
Pool# E89149
6.00%, 04/01/17	13,479	14,541
Pool# E89151
6.00%, 04/01/17	8,848	9,544
Pool# E89217
6.00%, 04/01/17	7,801	8,415
Pool# E89222
6.00%, 04/01/17	46,206	49,844
Pool# E89347
6.00%, 04/01/17	2,910	3,139
Pool# E89496
6.00%, 04/01/17	8,899	9,600
Pool# E89203
6.50%, 04/01/17	4,890	5,266

22 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# E01140
6.00%, 05/01/17	$40,899	$43,996
Pool# E89530
6.00%, 05/01/17	30,270	32,653
Pool# E89746
6.00%, 05/01/17	69,620	75,102
Pool# E89788
6.00%, 05/01/17	6,798	7,333
Pool# E89909
6.00%, 05/01/17	10,367	11,183
Pool# G11409
6.00%, 05/01/17	63,832	68,898
Pool# E01156
6.50%, 05/01/17	16,687	18,008
Pool# E89924
6.50%, 05/01/17	36,970	39,814
Pool# B15071
6.00%, 06/01/17	150,637	162,593
Pool# E01157
6.00%, 06/01/17	28,991	31,189
Pool# E90194
6.00%, 06/01/17	7,902	8,525
Pool# E90227
6.00%, 06/01/17	7,100	7,659
Pool# E90313
6.00%, 06/01/17	3,508	3,784
Pool# E90591
5.50%, 07/01/17	42,344	45,692
Pool# E90594
6.00%, 07/01/17	27,258	29,404
Pool# E90645
6.00%, 07/01/17	44,526	48,032
Pool# E90667
6.00%, 07/01/17	8,001	8,631
Pool# E01186
5.50%, 08/01/17	92,199	99,049
Pool# E01205
6.50%, 08/01/17	13,046	14,073
Pool# G11295
5.50%, 09/01/17	61,078	65,906
Pool# G11458
6.00%, 09/01/17	19,112	20,539
Pool# G11434
6.50%, 01/01/18	17,960	19,393
Pool# E01311
5.50%, 02/01/18	1,032,459	1,111,570
Pool# G11399
5.50%, 04/01/18	87,808	94,475
Pool# B10210
5.50%, 10/01/18	186,627	201,263
Pool# B10653
5.50%, 11/01/18	124,022	133,749
Pool# B11548
5.50%, 12/01/18	69,976	74,567
Pool# G11531
5.50%, 02/01/19	41,631	44,896
Pool# B12908
5.50%, 03/01/19	65,901	70,781
Pool# E01604
5.50%, 03/01/19	78,809	83,980
Pool# B13430
5.50%, 04/01/19	63,773	68,495
Pool# B13600
5.50%, 04/01/19	55,498	59,608
Pool# B15396
5.50%, 06/01/19	86,949	93,387
Pool# G18007
6.00%, 07/01/19	37,937	40,818
Pool# G18006
5.50%, 08/01/19	70,906	76,156
Pool# B16087
6.00%, 08/01/19	62,417	67,156
Pool# G18022
5.50%, 11/01/19	153,780	165,168
Pool# B14288
5.50%, 12/01/19	80,837	86,824
Pool# B18437
5.50%, 05/01/20	71,848	76,742
Pool# G18062
6.00%, 06/01/20	65,659	70,624
Pool# J02325
5.50%, 07/01/20	114,674	122,485
Pool# J00718
5.00%, 12/01/20	674,928	718,485
Pool# J00935
5.00%, 12/01/20	78,169	83,214
Pool# J00854
5.00%, 01/01/21	392,333	417,653
Pool# J00871
5.00%, 01/01/21	158,964	169,223
Pool# J01049
5.00%, 01/01/21	1,357,003	1,444,580
Pool# G18096
5.50%, 01/01/21	54,501	58,077
Pool# J00855
5.50%, 01/01/21	159,861	170,750
Pool# J01189
5.00%, 02/01/21	94,692	100,418
Pool# J01279
5.50%, 02/01/21	131,510	140,262
Pool# J01256
5.00%, 03/01/21	82,816	87,825
Pool# J01414
5.00%, 03/01/21	70,727	75,004
Pool# J01576
5.00%, 04/01/21	379,539	402,491
Pool# J01570
5.50%, 04/01/21	90,249	96,170

2009 Annual Report 23

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# J01633
5.50%, 04/01/21	$377,623	$402,754
Pool# J01757
5.00%, 05/01/21	158,394	167,972
Pool# J01771
5.00%, 05/01/21	105,561	111,944
Pool# J01833
5.00%, 05/01/21	71,301	75,613
Pool# J01879
5.00%, 05/01/21	111,235	117,961
Pool# J06015
5.00%, 05/01/21	152,686	161,920
Pool# J05950
5.50%, 05/01/21	395,782	422,121
Pool# G18122
5.00%, 06/01/21	118,740	125,920
Pool# G18123
5.50%, 06/01/21	193,921	206,827
Pool# J01980
6.00%, 06/01/21	87,706	94,091
Pool# J03074
5.00%, 07/01/21	114,723	121,661
Pool# J03028
5.50%, 07/01/21	76,031	81,091
Pool# G12245
6.00%, 07/01/21	74,872	80,323
Pool# G12310
5.50%, 08/01/21	56,050	59,780
Pool# G12348
6.00%, 08/01/21	128,990	138,380
Pool# G12412
5.50%, 11/01/21	74,429	79,383
Pool# C00351
8.00%, 07/01/24	1,404	1,599
4.50%, 11/15/24	12,900,000	13,395,850
Pool# D60780
8.00%, 06/01/25	3,430	3,905
Pool# D64617
8.00%, 10/01/25	13,282	15,106
Pool# D82854
7.00%, 10/01/27	3,339	3,691
Pool# C00566
7.50%, 12/01/27	5,492	6,207
Pool# C00678
7.00%, 11/01/28	8,366	9,241
Pool# C18271
7.00%, 11/01/28	4,919	5,433
Pool# C00836
7.00%, 07/01/29	3,210	3,539
Pool# A16201
7.00%, 08/01/29	15,494	17,080
Pool# C31282
7.00%, 09/01/29	707	779
Pool# C31285
7.00%, 09/01/29	8,362	9,217
Pool# A18212
7.00%, 11/01/29	136,107	150,040
Pool# C32914
8.00%, 11/01/29	4,075	4,636
Pool# C37436
8.00%, 01/01/30	5,036	5,729
Pool# C36306
7.00%, 02/01/30	4,030	4,444
Pool# C36429
7.00%, 02/01/30	4,297	4,738
Pool# C00921
7.50%, 02/01/30	4,425	4,988
Pool# G01108
7.00%, 04/01/30	2,678	2,952
Pool# C37703
7.50%, 04/01/30	3,108	3,503
Pool# C41561
8.00%, 08/01/30	1,883	2,142
Pool# C01051
8.00%, 09/01/30	8,310	9,454
Pool# C43550
7.00%, 10/01/30	7,721	8,514
Pool# C44017
7.50%, 10/01/30	700	789
Pool# C43967
8.00%, 10/01/30	34,817	39,612
Pool# C44978
7.00%, 11/01/30	1,519	1,676
Pool# C44957
8.00%, 11/01/30	5,232	5,952
Pool# C01106
7.00%, 12/01/30	41,109	45,334
Pool# C01103
7.50%, 12/01/30	3,774	4,255
Pool# C01116
7.50%, 01/01/31	3,454	3,893
Pool# C46932
7.50%, 01/01/31	6,667	7,515
Pool# C47287
7.50%, 02/01/31	5,353	6,034
Pool# C48851
7.00%, 03/01/31	6,704	7,387
Pool# G01217
7.00%, 03/01/31	37,836	41,724
Pool# C48206
7.50%, 03/01/31	3,976	4,482
Pool# C53324
7.00%, 06/01/31	8,587	9,462
Pool# C01209
8.00%, 06/01/31	2,025	2,303
Pool# C54792
7.00%, 07/01/31	45,765	50,426

24 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# C55071
7.50%, 07/01/31	$601	$677
Pool# G01309
7.00%, 08/01/31	9,067	9,991
Pool# C01222
7.00%, 09/01/31	6,972	7,682
Pool# G01311
7.00%, 09/01/31	55,913	61,659
Pool# G01315
7.00%, 09/01/31	2,169	2,392
Pool# C58647
7.00%, 10/01/31	2,321	2,557
Pool# C58694
7.00%, 10/01/31	15,641	17,233
Pool# C60012
7.00%, 11/01/31	1,731	1,907
Pool# C61298
8.00%, 11/01/31	5,099	5,801
Pool# C61105
7.00%, 12/01/31	5,531	6,094
Pool# C01305
7.50%, 12/01/31	4,231	4,771
Pool# C62218
7.00%, 01/01/32	9,876	10,882
Pool# C63171
7.00%, 01/01/32	24,012	26,458
Pool# C64121
7.50%, 02/01/32	5,602	6,315
Pool# C01345
7.00%, 04/01/32	30,104	32,907
Pool# C66744
7.00%, 04/01/32	1,773	1,938
Pool# G01391
7.00%, 04/01/32	92,473	101,976
Pool# C65717
7.50%, 04/01/32	7,674	8,653
Pool# C01370
8.00%, 04/01/32	5,630	6,383
Pool# C66916
7.00%, 05/01/32	22,250	24,321
Pool# C67235
7.00%, 05/01/32	52,425	57,306
Pool# C67259
7.00%, 05/01/32	2,890	3,159
Pool# C01381
8.00%, 05/01/32	35,737	40,668
Pool# C68290
7.00%, 06/01/32	9,094	9,940
Pool# C68300
7.00%, 06/01/32	44,162	48,274
Pool# C68307
8.00%, 06/01/32	2,663	3,020
Pool# G01449
7.00%, 07/01/32	65,245	71,951
Pool# C68988
7.50%, 07/01/32	3,129	3,529
Pool# C69908
7.00%, 08/01/32	35,230	38,510
Pool# C70211
7.00%, 08/01/32	31,880	34,848
Pool# C71089
7.50%, 09/01/32	11,170	12,595
Pool# G01536
7.00%, 03/01/33	53,069	57,357
Pool# A16419
6.50%, 11/01/33	33,089	35,752
Pool# A16522
6.50%, 12/01/33	221,513	239,341
Pool# A17177
6.50%, 12/01/33	11,258	12,165
Pool# A17262
6.50%, 12/01/33	48,806	52,734
Pool# C01806
7.00%, 01/01/34	26,931	29,107
Pool# A21356
6.50%, 04/01/34	152,615	164,612
Pool# C01851
6.50%, 04/01/34	125,033	134,862
Pool# A22067
6.50%, 05/01/34	191,467	206,518
Pool# A24301
6.50%, 05/01/34	89,924	96,993
Pool# A24988
6.50%, 07/01/34	102,919	111,010
Pool# G01741
6.50%, 10/01/34	91,829	99,392
Pool# G08023
6.50%, 11/01/34	151,175	163,058
Pool# A33137
6.50%, 01/01/35	42,211	45,530
Pool# A31989
6.50%, 04/01/35	58,294	62,640
Pool# G08064
6.50%, 04/01/35	94,666	101,723
Pool# G01947
7.00%, 05/01/35	78,668	85,992
Pool# G01837
5.00%, 07/01/35	10,225,810	10,623,437
Pool# A37135
5.50%, 09/01/35	2,334,164	2,465,499
Pool# A46935
6.50%, 09/01/35	50,691	54,470
Pool# A38255
5.50%, 10/01/35	1,884,499	1,990,532
Pool# A38531
5.50%, 10/01/35	2,357,354	2,489,993
Pool# G08088
6.50%, 10/01/35	501,751	539,156

2009 Annual Report 25

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# A39759
5.50%, 11/01/35	$138,178	$145,953
Pool# A47682
6.50%, 11/01/35	364,126	391,271
Pool# A40376
5.50%, 12/01/35	122,526	129,420
Pool# A42305
5.50%, 01/01/36	862,944	910,285
Pool# A41548
7.00%, 01/01/36	152,112	164,609
Pool# G08111
5.50%, 02/01/36	3,105,332	3,275,690
Pool# A43672
6.50%, 02/01/36	45,536	48,902
Pool# A48303
7.00%, 02/01/36	58,236	63,003
Pool# A43452
5.50%, 03/01/36	80,284	84,688
Pool# A43861
5.50%, 03/01/36	2,403,050	2,534,881
Pool# A43884
5.50%, 03/01/36	1,701,576	1,797,317
Pool# A43885
5.50%, 03/01/36	1,398,061	1,474,758
Pool# A43886
5.50%, 03/01/36	2,224,281	2,346,305
Pool# A48378
5.50%, 03/01/36	1,158,708	1,222,275
Pool# G08116
5.50%, 03/01/36	600,639	633,590
Pool# A43534
6.50%, 03/01/36	153,431	164,773
Pool# A48735
5.50%, 05/01/36	270,602	285,447
Pool# G08136
6.50%, 06/01/36	127,393	136,810
Pool# A49960
7.00%, 06/01/36	22,725	24,586
Pool# A53039
6.50%, 10/01/36	304,114	326,594
Pool# A53219
6.50%, 10/01/36	185,066	198,747
Pool# A57803
6.50%, 02/01/37	593,997	637,907
Pool# A64982
6.50%, 08/01/37	657,911	706,406
Pool# A66192
6.50%, 09/01/37	718,680	771,654
Pool# A72132
6.50%, 01/01/38	469,996	504,640
Pool# A73421
6.50%, 02/01/38	136,280	146,326
Pool# A74187
6.50%, 02/01/38	609,828	654,779
Pool# G04251
6.50%, 04/01/38	136,597	146,666
Pool# G04473
5.50%, 06/01/38	14,194,116	14,960,916
Pool# A79540
6.50%, 07/01/38	138,694	148,917
Pool# G04569
6.50%, 08/01/38	129,175	138,697
Pool# A81341
6.00%, 09/01/38	12,985,362	13,815,177
Pool# A81998
6.50%, 09/01/38	188,634	202,538
Pool# A82297
6.50%, 10/01/38	383,553	411,825
Pool# A83464
6.50%, 11/01/38	137,246	147,362
Pool# G05232
6.50%, 12/01/38	674,013	723,695
Pool# A84168
6.50%, 01/01/39	152,587	163,835
Pool# A84252
6.50%, 01/01/39	166,907	179,193
Pool# A84287
6.50%, 01/01/39	227,241	243,991
Pool# A84584
6.50%, 02/01/39	207,420	222,709
Pool# A85442
5.00%, 03/01/39	10,110,440	10,492,523
Pool# G05459
5.50%, 05/01/39	10,340,159	10,897,725
Pool# A88133
4.50%, 08/01/39	5,382,466	5,447,310
6.00%, 08/01/39	4,899,998	5,213,127

		129,384,091

Freddie Mac Gold Pool TBA
4.50%, 11/15/39	3,500,000	3,537,187
5.00%, 12/15/39	23,000,000	23,733,125

		27,270,312

Ginnie Mae I Pool
Pool# 279461
9.00%, 11/15/19	1,678	1,903
Pool# 376510
7.00%, 05/15/24	4,720	5,201
Pool# 457801
7.00%, 08/15/28	7,441	8,224
Pool# 486936
6.50%, 02/15/29	5,213	5,639
Pool# 502969
6.00%, 03/15/29	17,781	19,079
Pool# 487053
7.00%, 03/15/29	7,968	8,811
Pool# 781014
6.00%, 04/15/29	15,256	16,380

26 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# 509099
7.00%, 06/15/29	$3,311	$3,661
Pool# 470643
7.00%, 07/15/29	13,116	14,503
Pool# 434505
7.50%, 08/15/29	981	1,114
Pool# 416538
7.00%, 10/15/29	1,222	1,351
Pool# 524269
8.00%, 11/15/29	7,290	8,371
Pool# 781124
7.00%, 12/15/29	28,940	31,993
Pool# 525561
8.00%, 01/15/30	2,720	3,124
Pool# 507396
7.50%, 09/15/30	71,021	80,673
Pool# 531352
7.50%, 09/15/30	6,868	7,802
Pool# 536334
7.50%, 10/15/30	835	948
Pool# 540659
7.00%, 01/15/31	807	892
Pool# 486019
7.50%, 01/15/31	3,165	3,598
Pool# 535388
7.50%, 01/15/31	2,902	3,300
Pool# 537406
7.50%, 02/15/31	1,335	1,518
Pool# 528589
6.50%, 03/15/31	62,942	67,992
Pool# 508473
7.50%, 04/15/31	10,743	12,215
Pool# 544470
8.00%, 04/15/31	3,042	3,496
Pool# 781287
7.00%, 05/15/31	16,153	17,866
Pool# 549742
7.00%, 07/15/31	4,901	5,422
Pool# 781319
7.00%, 07/15/31	5,141	5,687
Pool# 485879
7.00%, 08/15/31	16,234	17,961
Pool# 572554
6.50%, 09/15/31	125,808	135,901
Pool# 555125
7.00%, 09/15/31	2,525	2,794
Pool# 781328
7.00%, 09/15/31	15,193	16,804
Pool# 550991
6.50%, 10/15/31	5,558	6,004
Pool# 571267
7.00%, 10/15/31	2,213	2,448
Pool# 547948
6.50%, 11/15/31	6,745	7,286
Pool# 574837
7.50%, 11/15/31	2,288	2,602
Pool# 555171
6.50%, 12/15/31	2,815	3,041
Pool# 781380
7.50%, 12/15/31	4,588	5,212
Pool# 781481
7.50%, 01/15/32	24,334	27,640
Pool# 580972
6.50%, 02/15/32	3,494	3,765
Pool# 781401
7.50%, 02/15/32	13,047	14,826
Pool# 781916
6.50%, 03/15/32	302,521	326,223
Pool# 552474
7.00%, 03/15/32	10,463	11,514
Pool# 781478
7.50%, 03/15/32	8,028	9,215
Pool# 781429
8.00%, 03/15/32	12,577	14,449
Pool# 781431
7.00%, 04/15/32	57,347	63,419
Pool# 568715
7.00%, 05/15/32	38,583	42,460
Pool# 552616
7.00%, 06/15/32	56,159	61,803
Pool# 570022
7.00%, 07/15/32	83,540	91,934
Pool# 583645
8.00%, 07/15/32	5,300	6,064
Pool# 595077
6.00%, 10/15/32	42,917	46,049
Pool# 596657
7.00%, 10/15/32	4,867	5,356
Pool# 552903
6.50%, 11/15/32	267,248	287,937
Pool# 552952
6.00%, 12/15/32	37,173	39,886
Pool# 588192
6.00%, 02/15/33	22,877	24,533
Pool# 602102
6.00%, 02/15/33	55,674	59,703
Pool# 553144
5.50%, 04/15/33	169,242	179,844
Pool# 604243
6.00%, 04/15/33	89,326	95,791
Pool# 611526
6.00%, 05/15/33	36,971	39,647
Pool# 631924
6.00%, 05/15/33	101,258	108,586
Pool# 553320
6.00%, 06/15/33	89,769	96,266
Pool# 572733
6.00%, 07/15/33	8,223	8,818

2009 Annual Report 27

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# 573916
6.00%, 11/15/33	$75,764	$81,247
Pool# 604788
6.50%, 11/15/33	167,754	178,958
Pool# 604875
6.00%, 12/15/33	178,474	191,390
Pool# 781688
6.00%, 12/15/33	177,854	190,821
Pool# 781690
6.00%, 12/15/33	77,063	82,689
Pool# 781699
7.00%, 12/15/33	31,230	34,552
Pool# 621856
6.00%, 01/15/34	65,810	70,408
Pool# 564799
6.00%, 03/15/34	408,468	437,007
Pool# 630038
6.50%, 08/15/34	150,236	160,176
Pool# 781804
6.00%, 09/15/34	267,145	285,654
Pool# 781847
6.00%, 12/15/34	228,343	243,986
Pool# 486921
5.50%, 02/15/35	97,719	103,596
Pool# 781902
6.00%, 02/15/35	212,692	227,154
Pool# 649454
5.50%, 09/15/35	976,380	1,035,100
Pool# 649510
5.50%, 10/15/35	1,556,543	1,650,153
Pool# 649513
5.50%, 10/15/35	2,173,751	2,304,481
Pool# 652207
5.50%, 03/15/36	1,731,721	1,833,432
Pool# 652539
5.00%, 05/15/36	142,903	148,935
Pool# 655519
5.00%, 05/15/36	305,895	318,806
Pool# 606308
5.50%, 05/15/36	289,824	306,846
Pool# 606314
5.50%, 05/15/36	130,507	138,173
Pool# 657912
6.50%, 08/15/36	85,183	90,739
Pool# 704630
5.50%, 07/15/39	390,101	412,342
Pool# 722292
5.00%, 09/15/39	5,200,000	5,414,612
Pool# 16213
5.50%, 12/15/39	2,300,000	2,416,437

		20,564,238

Ginnie Mae I Pool TBA
4.50%, 11/15/39	1,000,000	1,014,062
5.00%, 11/15/39	3,400,000	3,531,750
5.50%, 11/15/39	2,300,000	2,425,782
6.00%, 12/15/39	7,400,000	7,834,750

		14,806,344

Government National Mortgage Association
Pool# 655457
6.00%, 05/15/36	117,310	124,883
Pool# 656666
6.00%, 06/15/36	519,847	553,408

		678,291

Total U.S. Government Mortgage Backed Agencies (cost $402,221,681)		409,421,379

Sovereign Bonds 1.5%

BRAZIL 0.1%
Brazilian Government International Bond, 7.13%, 01/20/37	1,345,000	1,550,113

CANADA 0.3%
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	117,633
Province of Manitoba Canada, 5.00%, 02/15/12	275,000	294,562
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	648,460
Province of Ontario Canada
4.38%, 02/15/13	297,000	314,531
4.50%, 02/03/15 (d)	463,000	497,656
4.75%, 01/19/16	205,000	219,686
Province of Quebec Canada
4.60%, 05/26/15	246,000	263,426
7.50%, 09/15/29	402,000	525,418

		2,881,372

CHILE 0.0%
Chile Government International Bond, 5.50%, 01/15/13	123,000	138,055

CHINA 0.0%
China Government International Bond, 4.75%, 10/29/13	205,000	220,066

ITALY 0.2%
Italian Republic
4.38%, 06/15/13 (d)	390,000	415,262
4.50%, 01/21/15	652,000	692,088
4.75%, 01/25/16	287,000	298,629

28 Annual Report 2009

Sovereign Bonds (continued)
	Principal Amount	Market Value

ITALY (continued)

6.88%, 09/27/23	$174,000	$205,580
5.38%, 06/15/33	584,000	594,893

		2,206,452

MEXICO 0.2%
Mexico Government International Bond
6.38%, 01/16/13	545,000	596,230
6.75%, 09/27/34	1,223,000	1,326,955

		1,923,185

PERU 0.1%
Republic of Peru, 7.13%, 03/30/19 (d)	605,000	686,675

POLAND 0.0%
Poland Government International Bond, 5.00%, 10/19/15	156,000	163,714

SOUTH AFRICA 0.0%
South Africa Government International Bond, 6.50%, 06/02/14	144,000	156,960

SOUTH KOREA 0.1%
Republic of Korea, 4.25%, 06/01/13	492,000	506,139

SUPRANATIONAL 0.5%
Corp. Andina de Fomento, 6.88%, 03/15/12	164,000	177,060
European Investment Bank
3.00%, 04/08/14	905,000	925,029
4.63%, 05/15/14	630,000	685,621
4.63%, 10/20/15	1,675,000	1,827,417
5.13%, 09/13/16	250,000	276,061
Inter-American Development Bank
5.00%, 04/05/11	250,000	264,420
5.13%, 09/13/16 (d)	65,000	71,950
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	897,462

		5,125,020

Total Sovereign Bonds (cost $14,738,119)		15,557,751

U.S. Government Sponsored & Agency Obligations 6.6%

Federal Farm Credit Bank 4.88%, 01/17/17	375,000	408,635
Federal Home Loan Banks
3.63%, 10/18/13	3,500,000	3,701,344
4.88%, 05/17/17	605,000	658,990
5.25%, 06/05/17	4,900,000	5,486,040
Federal Home Loan Mortgage Corp.
2.75%, 04/11/11	13,765,000	14,165,148
1.63%, 04/26/11	2,125,000	2,151,905
3.88%, 06/29/11	3,160,000	3,321,075
5.13%, 07/15/12	4,234,000	4,648,559
4.88%, 11/15/13	5,292,000	5,848,348
3.75%, 03/27/19 (d)	1,475,000	1,475,820
6.75%, 09/15/29	388,000	483,592
6.25%, 07/15/32 (d)	865,000	1,052,440
Federal National Mortgage Association
5.13%, 04/15/11	3,334,000	3,546,946
5.38%, 11/15/11	2,434,000	2,643,845
1.75%, 08/10/12	4,490,000	4,504,152
2.50%, 05/15/14	2,280,000	2,284,437
3.00%, 09/16/14 (d)	715,000	729,291
4.63%, 10/15/14 (d)	1,236,000	1,351,623
5.00%, 04/15/15	1,132,000	1,255,863
4.38%, 10/15/15 (d)	82,000	88,030
5.38%, 06/12/17	5,505,000	6,224,509
6.25%, 05/15/29	750,000	900,407
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	16,583
Tennessee Valley Authority
6.25%, 12/15/17	35,000	40,693
4.50%, 04/01/18	3,365,000	3,495,724

Total U.S. Government Sponsored & Agency Obligations (cost $66,936,141)		70,483,999

U.S. Treasury Bonds 3.6%

U.S. Treasury Bond
3.50%, 02/15/39	515,000	451,429
4.25%, 05/15/39	3,095,000	3,102,255
4.50%, 02/15/36	2,610,000	2,725,002
4.50%, 05/15/38	2,370,000	2,475,539
4.50%, 08/15/39	1,285,000	1,342,424
5.00%, 05/15/37	215,000	242,110
5.38%, 02/15/31 (d)	1,038,000	1,206,188
6.25%, 08/15/23	5,869,000	7,278,476
6.38%, 08/15/27	8,070,000	10,311,943
6.88%, 08/15/25	633,000	839,219
8.00%, 11/15/21	2,655,000	3,740,645

2009 Annual Report 29

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

U.S. Treasury Bonds (continued)
	Principal Amount	Market Value

8.13%, 08/15/19	$1,500,000	$2,083,593
8.50%, 02/15/20	1,700,000	2,428,875

Total U.S. Treasury Bonds (cost $37,308,156)		38,227,698

U.S. Treasury Notes 23.0%
U.S. Treasury Note
.88%, 03/31/11	3,760,000	3,776,743
.88%, 04/30/11	4,420,000	4,438,303
1.00%, 09/30/11 (d)	5,010,000	5,024,088
1.13%, 06/30/11	2,280,000	2,296,655
1.25%, 11/30/10	5,125,000	5,169,644
1.38%, 05/15/12 (d)	5,500,000	5,524,063
1.38%, 09/15/12 (d)	19,585,000	19,586,528
1.50%, 12/31/13	7,000,000	6,867,112
1.75%, 08/15/12 (d)	9,756,000	9,869,570
1.75%, 03/31/14	3,345,000	3,298,224
1.88%, 06/15/12 (d)	6,005,000	6,103,050
1.88%, 02/28/14	4,000,000	3,971,876
1.88%, 04/30/14 (d)	7,475,000	7,394,995
2.25%, 05/31/14 (d)	8,490,000	8,526,482
2.38%, 08/31/14	5,570,000	5,598,284
2.38%, 09/30/14 (d)	9,535,000	9,572,949
2.63%, 04/30/16	3,055,000	3,014,427
2.75%, 02/28/13	13,955,000	14,479,401
2.75%, 02/15/19 (d)	5,305,000	5,041,405
3.00%, 09/30/16	1,325,000	1,328,519
3.13%, 05/15/19 (d)	14,635,000	14,321,723
3.63%, 12/31/12 (d)	2,960,000	3,156,100
3.63%, 08/15/19	23,645,000	24,099,433
3.88%, 10/31/12	3,365,000	3,610,803
4.00%, 02/15/15 (d)	1,400,000	1,511,343
4.00%, 08/15/18	4,425,000	4,653,511
4.13%, 05/15/15	1,533,000	1,661,748
4.25%, 01/15/11 (d)	5,500,000	5,750,080
4.25%, 09/30/12	2,585,000	2,799,677
4.25%, 11/15/17 (d)	12,415,000	13,343,220
4.50%, 09/30/11 (d)	16,030,000	17,136,439
4.50%, 05/15/17	3,595,000	3,938,491
4.63%, 02/29/12 (d)	7,134,000	7,714,750
4.63%, 02/15/17	3,060,000	3,382,255
4.75%, 05/31/12 (d)	3,535,000	3,854,532
4.88%, 08/15/16 (d)	1,833,000	2,058,259

Total U.S. Treasury Notes (cost $240,054,853)		243,874,682

Yankee Dollars 0.8%

	Principal Amount	Market Value

Chemicals 0.1%
Potash Corp of Saskatchewan, Inc.
7.75%, 05/31/11	29,000	31,762
4.88%, 03/01/13	115,000	121,812
5.88%, 12/01/36	375,000	382,102

Commercial Banks 0.0%
Westpac Banking Corp., 4.63%, 06/01/18	103,000	98,995

Diversified Financial Services 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	836,323

Electric Utilities 0.0%
Hydro Quebec
8.40%, 01/15/22	153,000	203,525
8.88%, 03/01/26*	109,000	147,055

Energy Equipment & Services 0.1%
Burlington Resources Finance Co.
6.40%, 08/15/11	86,000	93,647
6.50%, 12/01/11	144,000	158,031
EnCana Corp.
4.75%, 10/15/13	236,000	248,126
6.50%, 08/15/34	250,000	268,150
Weatherford International Ltd., 5.50%, 02/15/16	51,000	52,289

		820,243

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	750,000	799,411
TransCanada Pipelines Ltd., 5.85%, 03/15/36	500,000	520,179

		1,319,590

Insurance 0.0%
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	51,000	50,108

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	62,096
Rio Tinto Alcan, Inc., 4.50%, 05/15/13	158,000	163,445
Vale Inco Ltd., 7.75%, 05/15/12	123,000	133,661
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	110,193

		469,395

30 Annual Report 2009

Yankee Dollars (continued)
	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.2%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	$195,000	$206,760
Nexen, Inc.
5.05%, 11/20/13	105,000	109,519
5.20%, 03/10/15	250,000	263,213
5.88%, 03/10/35	92,000	85,365
6.40%, 05/15/37	250,000	247,250
Petro-Canada, 5.95%, 05/15/35	189,000	185,446
Statoil ASA, 6.80%, 01/15/28	425,000	494,112
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	646,485
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	100,934
5.75%, 05/15/35	250,000	236,399

		2,575,483

Road & Rail 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	515,000	544,847
6.90%, 07/15/28	168,000	199,271
6.20%, 06/01/36	164,000	184,247

Supranational 0.0%
Inter-American Development Bank, 6.80%, 10/15/25	287,000	346,225

Total Yankee Dollars (cost $7,895,001)		8,330,983

Mutual Fund 10.3%

	Shares

Invesco AIM Liquid Assets Portfolio, 0.21% (f)	109,668,523	109,668,523

Total Mutual Fund (cost $109,668,523)		109,668,523

Repurchase Agreement 3.5%

	Principal Amount	Market Value

Morgan Stanley, 0.08%, dated 10/30/09, due 11/02/09, repurchase price $36,595,132, collateralized by U.S. Government Agency Mortgages ranging 0.00%-7.00%, maturing 08/01/17-11/01/39; total market value of $37,327,060. (g)	36,594,888	36,594,888

Total Repurchase Agreement (cost $36,594,888)		36,594,888

Total Investments Before TBA Sale Commitments (cost $1,166,764,982) — 112.7%		1,194,787,582

TBA Sale Commitments -2.5%

U.S. Government TBA’s
Fannie Mae Pool TBA
5.00%, 11/25/39	(16,300,000)	(16,895,961)
6.00%, 11/25/39	(8,700,000)	(9,241,035)

Total TBA Sale Commitments (cost $(25,931,953))		(26,136,996)

Total Investments (cost $1,140,833,029) (h) — 110.2%		1,168,650,586

Liabilities in excess of other assets — (10.2)%		(108,612,164)

NET ASSETS — 100.0%		$1,060,038,422

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2009 was $5,528,278 which represents 0.52% of net assets.

(c)	Perpetual bond security. The maturity date reflects the next call date.

(d)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $130,789,702.

2009 Annual Report 31

Statement of Investments (Continued)
October 31, 2009

Nationwide Bond Index Fund (Continued)

(e)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2009.

(f)	Represents 7-day effective yield as of October 31, 2009.

(g)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $36,594,888.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

FICO	Fair Isaac Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PCL	Public Company Limited

PLC	Public Limited Company

SA	Stock Company

TBA	To Be Announced

UK	United Kingdom

ULC	Unlimited Liability Company

32 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Bond Index Fund

Assets:
Investments, at value* (cost $1,130,170,094)	$1,158,192,694
Repurchase agreements, at value and cost	36,594,888

Total Investments	1,194,787,582

Interest receivable	7,999,207
Security lending income receivable	4,761
Receivable for investments sold	59,924,531
Receivable for capital shares issued	3,404,774
Reclaims receivable	1,882
Prepaid expenses and other assets	10,503

Total Assets	1,266,133,240

Liabilities:
Payable for investments purchased	133,903,173
Distributions payable	3,096,632
Payable for capital shares redeemed	917,900
Cash overdraft	4,984,892
TBA Sale Commitments (proceeds $25,931,953)	26,136,996
Payable for interest income on TBA Sale Commitments	40,853
Payable upon return of securities loaned (Note 2)	36,594,888
Accrued expenses and other payables:
Investment advisory fees	123,674
Fund administration fees	102,123
Distribution fees	28,902
Administrative servicing fees	30,434
Accounting and transfer agent fees	31,164
Trustee fees	9,157
Custodian fees	7,496
Compliance program costs (Note 3)	6,410
Professional fees	55,410
Other	24,714

Total Liabilities	206,094,818

Net Assets	$1,060,038,422

Represented by:
Capital	$1,037,260,511
Accumulated undistributed net investment income	3,844,413
Accumulated net realized losses from investment transactions	(8,884,059)
Net unrealized appreciation/(depreciation) from investments	27,817,557

Net Assets	$1,060,038,422

Net Assets:
Class A Shares	$135,482,548
Class B Shares	504,801
Class C Shares	194,428
Institutional Class Shares	923,856,645

Total	$1,060,038,422

*	Includes value of securities on loan of $130,789,702 (Note 2)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 33

Statement of Assets and Liabilities (Continued)

Nationwide
Bond Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,092,822
Class B Shares	45,070
Class C Shares	17,354
Institutional Class Shares	82,549,749

Total	94,704,995

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.20
Class B Shares (a)	$11.20
Class C Shares (b)	$11.20
Institutional Class Shares	$11.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.88

Maximum Sales Charge —
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
The accompanying notes are an integral part of these financial statements.

34 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Bond Index Fund

INVESTMENT INCOME:
Interest income	$41,183,696
Income from securities lending (Note 2)	24,058
Foreign tax withholding	(85)

Total Income	41,207,669

EXPENSES:
Investment advisory fees	1,962,939
Fund administration fees	1,071,773
Distribution fees Class A	280,670
Distribution fees Class B	5,084
Distribution fees Class C	1,791
Administrative servicing fees Class A	182,740
Registration and filing fees	56,137
Professional fees	164,131
Printing fees	47,188
Trustee fees	60,368
Custodian fees	30,767
Accounting and transfer agent fees	169,262
Compliance program costs (Note 3)	24,554
Other	62,304

Total expenses before earnings credit and reimbursed expenses	4,119,708
Earnings credit (Note 5)	(887)
Expenses reimbursed by adviser	(785,022)

Net Expenses	3,333,799

NET INVESTMENT INCOME	37,873,870

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,109,918
Net change in unrealized appreciation/(depreciation) from investments	71,647,555

Net realized/unrealized gains from investments	74,757,473

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$112,631,343

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 35

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$37,873,870	$46,636,692
Net realized gains from investment transactions	3,109,918	761,099
Net change in unrealized appreciation/(depreciation) from investments	71,647,555	(42,918,960)

Change in net assets resulting from operations	112,631,343	4,478,831

Distributions to Shareholders From:
Net investment income:
Class A	(4,264,237)	(3,625,235)
Class B	(16,327)	(10,633)
Class C	(5,782)	(5,488)
Institutional Class	(32,985,803)	(42,907,686)

Change in net assets from shareholder distributions	(37,272,149)	(46,549,042)

Change in net assets from capital transactions	113,083,347	(200,685,497)

Change in net assets	188,442,541	(242,755,708)

Net Assets:
Beginning of year	871,595,881	1,114,351,589

End of year	$1,060,038,422	$871,595,881

Accumulated undistributed net investment income at end of year	$3,844,413	$1,666,211

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$58,017,095	$58,816,595
Dividends reinvested	3,668,633	3,371,787
Cost of shares redeemed (a)	(29,436,255)	(29,167,456)

Total Class A	32,249,473	33,020,926

Class B Shares
Proceeds from shares issued	209,775	182,200
Dividends reinvested	6,688	7,899
Cost of shares redeemed (a)	(119,440)	(53,959)

Total Class B	97,023	136,140

Class C Shares
Proceeds from shares issued	29,257	222,346
Dividends reinvested	302	471
Cost of shares redeemed	(8,875)	(117,132)

Total Class C	20,684	105,685

Institutional Class Shares
Proceeds from shares issued	238,626,084	106,935,656
Dividends reinvested	30,239,584	42,907,686
Cost of shares redeemed (a)	$(188,149,501)	$(383,791,590)

Total Institutional Class	80,716,167	(233,948,248)

Change in net assets from capital transactions:	$113,083,347	$(200,685,497)

(a)	Includes redemption fees — See Note 4 to Financial Statements

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2009

	Nationwide Bond Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS:
Class A Shares
Issued	5,316,898	5,401,773
Reinvested	336,371	311,445
Redeemed	(2,715,385)	(2,675,279)

Total Class A Shares	2,937,884	3,037,939

Class B Shares
Issued	19,522	16,806
Reinvested	614	727
Redeemed	(11,051)	(4,917)

Total Class B Shares	9,085	12,616

Class C Shares
Issued	2,683	20,453
Reinvested	28	44
Redeemed	(813)	(10,847)

Total Class C Shares	1,898	9,650

Institutional Class Shares
Issued	21,697,034	9,838,186
Reinvested	2,776,269	3,955,515
Redeemed	(17,209,550)	(35,444,042)

Total Institutional Class Shares	7,263,753	(21,650,341)

Total change in shares:	10,212,620	(18,590,136)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 37

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%	$135,482,548	0.74%	3.87%	0.82%	338	.41% (h)
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	–	$10.33	(0.23%)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	–	(0.49)	–	$10.82	4.77%	$66,184,484	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	–	(0.44)	–	$10.81	4.59%	$44,444,115	0.71%	4.15%	0.75%	113.91%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	–	$10.77	0.56%	$42,125,615	0.71%	3.74%	0.77%	153.31%

Class B Shares
Year Ended October 31, 2009 (f)	$10.32	0.36	0.86	1.22	(0.35)	–	(0.35)	0.01	$11.20	12.06%	$504,801	1.34%	3.27%	1.41%	338	.41% (h)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	–	$10.32	(0.94%)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	–	(0.43)	–	$10.82	4.15%	$252,812	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	–	(0.38)	–	$10.81	3.96%	$181,099	1.32%	3.56%	1.36%	113.91%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)	(0.01)	(0.36)	–	$10.77	(0.04%)	$217,526	1.31%	3.18%	1.37%	153.31%

Class C Shares
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%	$194,428	1.32%	3.29%	1.41%	338	.41% (h)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	–	$10.33	(0.87%)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	–	(0.42)	–	$10.82	4.11%	$62,803	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (g)	$10.68	0.23	0.13	0.36	(0.23)	–	(0.23)	–	$10.81	3.43%	$5,172	1.31%	3.73%	1.38%	113.91%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%	$923,856,645	0.32%	4.29%	0.41%	338	.41% (h)
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	–	$10.31	0.03%	$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	–	(0.54)	–	$10.81	5.19%	$1,047,851,490	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	–	(0.48)	–	$10.80	4.91%	$2,036,325,317	0.32%	4.57%	0.36%	113.91%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	–	$10.77	0.97%	$1,470,683,458	0.31%	4.14%	0.37%	153.31%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
(h)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2009

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2009, the Nationwide International Index Fund (Class A at NAV) returned 24.50% versus 27.71% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 388 funds as of October 31, 2009) was 23.97% for the same time period.

Volatility in the financial markets can cause some variance between the performance of the Nationwide International Index Fund and its benchmark, the MSCI EAFE Index. This variance over the past 12 months may have been affected by the Fund’s use of the “fair value” methodology to price its securities when calculating performance. “Fair value” is the price that a fund might reasonably expect to receive if it could sell that security at a time after its primary market closed.

This methodology is employed extensively in our industry as a means of deriving a price for each security that is believed to be a more accurate reflection of its value at the close of markets in the U.S. (normally 4:00 pm Eastern time).

NFA engages an independent pricing service to determine “fair value” for each security in the Fund’s portfolio on a daily basis. Since the benchmark simply relies on the security closing prices on the primary foreign securities markets or exchanges to calculate performance, a variance can sometimes occur in the relative performance of the Fund compared to its benchmark.

What areas of investment provided the most positive relative returns for the Fund?

Overall, the sectors and countries represented in the MSCI EAFE Index posted strong results for the Fund for the annual reporting period, with all 10 sectors within the Index recording positive returns. Materials led the way, advancing 47.27%, followed by industrials, with 37.47%; financials, with 32.32%; and telecommunications services, with 29.55%. Fund holdings materials firms Fresnillo plc and Kazakhmys PLC as well as financials firm Fortis Bank SA/ NV were the strongest performers among individual stocks within the Index.

What areas of investment detracted from Fund performance?

By contrast, the utilities and health-care sectors posted comparatively weaker results for the Fund, returning 5.43% and 12.67%, respectively. Among individual stocks within the Index held by the Fund, financials firms Promise Co., Ltd. and Acom Co. Ltd. along with consumer discretionary name Volkswagen AG posted the lowest returns.

What is your outlook for the near term?

We believe the world economies are now three or four months into their recovery from what some have been calling the “Great Recession.” Monetary and fiscal stimulus efforts clearly have taken hold, and the resulting initial growth spurt has been sharp and rapid. We maintain our belief that after this quick run-up in growth, the economies of the developed world will transition into a period of lower long-term growth, because ongoing deleveraging will continue to act as a headwind for the economy.

In such an environment, equity markets should be able to continue to gain, at least until global policymakers shift into tightening cycles. From our perspective, we believe the markets are at least several months away from that scenario.

Beyond that point, the outlook is less clear. The market rally appears to have evolved from one driven by liquidity influxes and policy measures into one based more on recovering corporate profits. At some point, we believe the markets will require clearer evidence that corporate revenue growth is sustainable, and unless or until that occurs, we should see some continued back-and-forth action in the markets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report 39

Fund Performance	Nationwide International Index Fund

Average Annual Total Return
For periods ended October 31, 2009

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	24.50%	4.41%	0.05%
	w/SC3	17.28%	3.16%	-0.55%

Class B	w/o SC2	23.79%	3.74%	-0.62%
	w/SC4	18.79%	3.44%	-0.62%

Class C5	w/o SC2	23.69%	3.49%	-0.74%
	w/SC6	22.69%	3.49%	-0.74%

Class R2[7,8,9]		24.36%	4.35%	0.02%

Institutional Class[7]		24.93%	4.80%	0.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.82%	0.77%

Class B	1.42%	1.37%

Class C	1.42%	1.37%

Class R2	1.12%	1.07%

Institutional Class	0.42%	0.37%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

40 Annual Report 2009

Shareholder	Nationwide International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Index Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,303.20	4.59	0.80
	Hypothetical	[b]	1,000.00	1,021.22	4.02	0.80

Class B Shares	Actual		1,000.00	1,299.50	8.40	1.37
	Hypothetical	[b]	1,000.00	1,017.90	7.38	1.37

Class C Shares	Actual		1,000.00	1,297.50	7.93	1.37
	Hypothetical	[b]	1,000.00	1,018.30	6.97	1.37

Class R2 Shares (c)	Actual		1,000.00	1,299.90	5.10	0.87
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.87

Institutional Class Shares	Actual		1,000.00	1,306.10	2.15	0.51
	Hypothetical	[b]	1,000.00	1,023.34	1.89	0.51

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 41

Portfolio Summary	Nationwide International Index Fund
October 31, 2009

Asset Allocation

Common Stocks	97.5%
Repurchase Agreement	1.9%
Preferred Stocks	0.4%
Mutual Fund	0.3%
Exchange Traded Fund	0.2%
Warrants	0.0%
Rights	0.0%
Liabilities in excess of other assets	(0	.3)%

	100.0%

Top Industries†

Commercial Banks	14.6%
Oil, Gas & Consumable Fuels	7.8%
Pharmaceuticals	6.9%
Metals & Mining	5.2%
Insurance	4.4%
Diversified Telecommunication Services	4.1%
Food Products	3.6%
Automobiles	3.3%
Electric Utilities	3.2%
Chemicals	3.0%
Other Industries*	43.9%

100.0%

Top Holdings†

HSBC Holdings PLC	1.9%
BP PLC	1.7%
Nestle SA	1.7%
Banco Santander SA	1.3%
Total SA	1.3%
Telefonica SA	1.2%
Roche Holding AG	1.2%
Vodafone Group PLC	1.2%
Novartis AG	1.1%
BHP Billiton Ltd.	1.1%
Other Holdings*	86.3%

100.0%

Top Countries†

Japan	20.4%
United Kingdom	20.2%
France	10.1%
Switzerland	8.1%
Australia	7.9%
Germany	7.8%
Spain	4.7%
Italy	3.4%
Netherlands	2.7%
Sweden	2.5%
Other Countries*	12.2%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 42

Statement of Investments
October 31, 2009

Nationwide International Index Fund

Common Stocks 97.5%

	Shares	Market Value

AUSTRALIA 7.9%
Air Freight & Logistics 0.1%
Toll Holdings Ltd. (a)	92,478	$700,998

Airlines 0.0%
Qantas Airways Ltd. (a)	158,487	394,078

Beverages 0.2%
Coca-Cola Amatil Ltd. (a)	81,838	778,061
Foster’s Group Ltd. (a)	282,929	1,387,568

		2,165,629

Biotechnology 0.2%
CSL Ltd. (a)	88,592	2,487,463

Capital Markets 0.1%
Macquarie Group Ltd. (a)(b)	44,597	1,953,165
Perpetual Ltd. (a)	3,903	130,062

		2,083,227

Chemicals 0.1%
Incitec Pivot Ltd. (a)	237,048	552,957
Nufarm Ltd. (a)	22,143	226,336
Orica Ltd. (a)	52,722	1,118,388

		1,897,681

Commercial Banks 2.4%
Australia & New Zealand Banking Group Ltd. (a)	342,194	6,979,454
Bendigo and Adelaide Bank Ltd. (a)	46,300	375,227
Commonwealth Bank of Australia (a)	222,941	10,302,460
National Australia Bank Ltd. (a)	281,400	7,435,076
Westpac Banking Corp. (a)	427,219	9,985,248

		35,077,465

Commercial Services & Supplies 0.1%
Brambles Ltd. (a)	205,817	1,297,552

Construction & Engineering 0.1%
Leighton Holdings Ltd. (a)	21,883	694,914

Construction Materials 0.0%
Boral Ltd. (a)	86,986	443,691

Containers & Packaging 0.1%
Amcor Ltd. (a)	175,034	901,343

Diversified Financial Services 0.1%
ASX Ltd. (a)	25,124	757,407

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd. (a)	621,761	1,847,645

Electric Utilities 0.0%
SP AusNet (a)	170,043	133,629

Energy Equipment & Services 0.0%
WorleyParsons Ltd. (a)	23,912	551,666

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	112,250	471,943
Wesfarmers Ltd. (a)	172,844	4,315,664
Woolworths Ltd. (a)	180,395	4,617,385

		9,404,992

Food Products 0.0%
Goodman Fielder Ltd. (a)	150,467	215,839

Health Care Equipment & Supplies 0.0%
Cochlear Ltd. (a)	8,229	471,553

Health Care Providers & Services 0.1%
Sonic Healthcare Ltd. (a)	53,463	667,465

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd. (a)	58,082	231,875
Crown Ltd. (a)	71,892	523,309
TABCORP Holdings Ltd. (a)	83,193	530,696
Tatts Group Ltd. (a)	159,428	353,009

		1,638,889

Industrial Conglomerates 0.0%
CSR Ltd. (a)	178,935	304,336

Information Technology Services 0.0%
Computershare Ltd. (a)	65,247	633,448

Insurance 0.5%
AMP Ltd. (a)	295,554	1,557,307
AXA Asia Pacific Holdings Ltd. (a)	149,639	560,149
Insurance Australia Group Ltd. (a)	303,999	1,022,623
QBE Insurance Group Ltd. (a)	147,185	2,964,138
Suncorp-Metway Ltd. (a)	184,565	1,443,649

		7,547,866

Media 0.0%
Fairfax Media Ltd. (a)	310,922	440,627

Metals & Mining 1.7%
Alumina Ltd.* (a)	360,290	528,723
BHP Billiton Ltd. (a)	492,624	16,156,467
BlueScope Steel Ltd. (a)	259,450	687,584
Fortescue Metals Group Ltd.* (a)(b)	177,071	592,879
Newcrest Mining Ltd. (a)	71,018	2,041,397
OneSteel Ltd. (a)	194,481	528,008
OZ Minerals Ltd.* (a)	458,145	479,069
Rio Tinto Ltd. (a)	63,966	3,545,696
Sims Metal Management Ltd. (a)	21,392	377,148

		24,936,971

Multiline Retail 0.0%
Harvey Norman Holdings Ltd. (a)	57,604	204,076

Multi-Utilities 0.1%
AGL Energy Ltd. (a)	65,699	814,352

Oil, Gas & Consumable Fuels 0.5%
Arrow Energy Ltd.* (a)	85,139	307,695
Caltex Australia Ltd.* (a)	14,655	132,872

2009 Annual Report 43

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

AUSTRALIA (continued)
Oil, Gas & Consumable Fuels (continued)

Energy Resources of Australia Ltd. (a)	12,216	$252,290
Origin Energy Ltd. (a)	128,329	1,840,095
Paladin Energy Ltd.* (a)	94,851	343,162
Santos Ltd. (a)	120,203	1,602,290
Woodside Petroleum Ltd. (a)	73,003	3,062,157

		7,540,561

Real Estate Investment Trusts (REITs) 0.5%
CFS Retail Property Trust (a)	251,960	432,941
Dexus Property Group (a)	689,982	487,485
Goodman Group (a)	877,434	470,489
GPT Group (a)	1,257,890	641,942
Mirvac Group (a)	342,898	448,963
Stockland (a)	334,911	1,112,552
Westfield Group (a)	300,593	3,256,648

		6,851,020

Real Estate Management & Development 0.0%
Lend Lease Corp. Ltd. (a)	63,890	529,594

Road & Rail 0.0%
Asciano Group* (a)	394,679	528,477

Textiles, Apparel & Luxury Goods 0.0%
Billabong International Ltd. (a)(b)	29,397	272,002

Transportation Infrastructure 0.1%
Macquarie Infrastructure Group (a)	331,745	424,531
MAp Group (a)	98,369	250,219
Transurban Group (a)	177,656	720,810

		1,395,560

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG (a)(b)	26,290	1,056,936
Raiffeisen International Bank Holding AG (a)(b)	9,366	549,237

		1,606,173

Diversified Telecommunication Services 0.1%
Telekom Austria AG (a)	48,553	795,349

Electric Utilities 0.0%
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A (a)	13,392	601,186

Insurance 0.0%
Vienna Insurance Group (a)(b)	4,535	255,530

Metals & Mining 0.0%
Voestalpine AG (a)(b)	16,507	564,441

Oil, Gas & Consumable Fuels 0.1%
OMV AG (a)	22,618	932,062

BELGIUM 1.0%
Beverages 0.3%
Anheuser-Busch InBev NV (a)	106,366	4,993,907

Chemicals 0.1%
Solvay SA (a)	8,926	876,509
Umicore (a)	14,858	451,288

		1,327,797

Commercial Banks 0.1%
Dexia SA* (a)	78,139	649,489
KBC Groep NV* (a)	24,251	1,038,110

		1,687,599

Diversified Financial Services 0.1%
Cie Nationale a Portefeuille (a)	6,148	321,282
Groupe Bruxelles Lambert SA (a)	12,148	1,070,638

		1,391,920

Diversified Telecommunication Services 0.1%
Belgacom SA (a)	22,892	857,391

Food & Staples Retailing 0.1%
Colruyt SA (a)	2,262	538,265
Delhaize Group SA (a)	15,227	1,034,399

		1,572,664

Insurance 0.1%
Fortis* (a)	339,126	1,466,221

Pharmaceuticals 0.1%
UCB SA (a)	15,174	647,786

Wireless Telecommunication Services 0.0%
Mobistar SA (a)	3,542	243,327

CHINA 0.0%
Electronic Equipment, Instruments & Components 0.0%
Foxconn International Holdings Ltd.* (a)	363,604	319,345

CYPRUS 0.0%
Commercial Banks 0.0%
Bank of Cyprus Public Co. Ltd. (a)	80,451	636,444

DENMARK 0.9%
Beverages 0.1%
Carlsberg AS, Class B (a)	16,182	1,134,515

Chemicals 0.1%
Novozymes AS, Class B (a)	7,905	723,088

Commercial Banks 0.1%
Danske Bank AS* (a)	68,488	1,572,937

Electrical Equipment 0.2%
Vestas Wind Systems AS* (a)	30,703	2,153,401

Health Care Equipment & Supplies 0.0%
Coloplast AS, Class B (a)	3,350	273,531

44 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

DENMARK (continued)
Health Care Equipment & Supplies (continued)

William Demant Holding* (a)	2,884	$205,063

		478,594

Insurance 0.0%
Topdanmark AS* (a)	2,758	397,672
TrygVesta AS (a)	3,580	257,958

		655,630

Marine 0.1%
A P Moller — Maersk AS, Class A (a)	85	565,164
A P Moller — Maersk AS, Class B (a)	165	1,126,626

		1,691,790

Pharmaceuticals 0.3%
H. Lundbeck AS (a)	11,600	224,667
Novo Nordisk AS, Class B (a)	67,461	4,191,097

		4,415,764

Road & Rail 0.0%
DSV AS* (a)	29,249	454,619

FINLAND 1.1%
Auto Components 0.0%
Nokian Renkaat OYJ (a)	17,130	365,521

Communications Equipment 0.5%
Nokia OYJ (a)	552,055	6,973,136

Diversified Financial Services 0.0%
Pohjola Bank PLC (a)	25,227	280,329

Diversified Telecommunication Services 0.1%
Elisa OYJ (a)	19,993	387,189

Electric Utilities 0.1%
Fortum OYJ (a)	66,831	1,581,813

Food & Staples Retailing 0.0%
Kesko OYJ, Class B (a)(b)	9,936	330,661

Insurance 0.1%
Sampo OYJ, Class A (a)	63,306	1,515,247

Machinery 0.1%
Kone OYJ, Class B (a)	23,148	864,253
Metso OYJ (a)	17,556	490,245
Wartsila OYJ (a)(b)	12,843	464,926

		1,819,424

Media 0.0%
Sanoma OYJ (a)(b)	8,770	161,894

Metals & Mining 0.1%
Outokumpu OYJ (a)	15,877	262,537
Rautaruukki OYJ (a)	12,646	257,777

		520,314

Oil, Gas & Consumable Fuels 0.0%
Neste Oil OYJ (a)(b)	19,274	340,899

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R* (a)	87,648	663,407
Upm-Kymmene OYJ (a)	77,408	929,004

		1,592,411

Pharmaceuticals 0.0%
Orion OYJ, Class B (a)	10,919	207,493

FRANCE 10.1%
Aerospace & Defense 0.1%
Safran SA (a)	28,297	456,509
Thales SA (a)	13,484	653,334

		1,109,843

Airlines 0.0%
Air France-KLM* (a)	16,210	248,530

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B (a)	21,863	1,619,546

Automobiles 0.1%
Peugeot Citroen* (a)	22,123	720,638
Renault SA* (a)	27,579	1,234,182

		1,954,820

Beverages 0.2%
Pernod-Ricard SA (a)(b)	29,242	2,436,068

Building Products 0.2%
Cie de Saint-Gobain (a)	54,113	2,636,914

Chemicals 0.3%
Air Liquide SA (a)	36,817	3,965,219

Commercial Banks 1.3%
BNP Paribas (a)	135,516	10,208,989
Credit Agricole SA (a)(b)	130,834	2,506,148
Natixis* (a)	131,551	738,993
Societe Generale (a)(b)	83,203	5,526,332

		18,980,462

Commercial Services & Supplies 0.0%
Societe BIC SA (a)	3,030	210,294

Communications Equipment 0.1%
Alcatel-Lucent* (a)	349,525	1,308,952

Construction & Engineering 0.4%
Bouygues SA (a)	33,647	1,584,513
Eiffage SA (a)(b)	6,456	351,690
Vinci SA (a)	62,049	3,238,218

		5,174,421

2009 Annual Report 45

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)

Construction Materials 0.2%
Imerys SA (a)	3,868	$212,014
Lafarge SA (a)	30,118	2,444,674

		2,656,688

Diversified Financial Services 0.0%
Eurazeo (a)	3,976	250,037

Diversified Telecommunication Services 0.5%
France Telecom SA (a)	269,376	6,674,807
Iliad SA (a)	2,469	267,341

		6,942,148

Electric Utilities 0.1%
Electricite de France (EDF) (a)(b)	35,718	1,990,765

Electrical Equipment 0.4%
Alstom SA (a)	29,817	2,065,964
Legrand SA (a)(b)	14,732	399,632
Schneider Electric SA (a)	34,355	3,572,538

		6,038,134

Energy Equipment & Services 0.1%
Cie Generale de Geophysique-Veritas* (a)	21,625	428,290
Technip SA (a)	15,659	982,416

		1,410,706

Food & Staples Retailing 0.3%
Carrefour SA (a)	93,672	4,020,656
Casino Guichard Perrachon SA (a)	8,314	660,643

		4,681,299

Food Products 0.3%
Danone SA (a)	80,924	4,861,453

Health Care Equipment & Supplies 0.1%
BioMerieux (a)	2,212	245,518
Cie Generale d’Optique Essilor International SA (a)	30,228	1,692,502

		1,938,020

Hotels, Restaurants & Leisure 0.1%
Accor SA (a)	21,131	1,011,964
Sodexo (a)	14,216	811,830

		1,823,794

Information Technology Services 0.1%
Atos Origin SA* (a)	8,153	381,696
Cap Gemini SA (a)	22,008	1,019,553

		1,401,249

Insurance 0.5%
AXA SA (a)	230,815	5,740,411
CNP Assurances (a)	5,599	541,045
SCOR SE (a)	24,990	636,018

		6,917,474

Machinery 0.1%
Vallourec SA (a)	8,111	1,277,067

Media 0.5%
Eutelsat Communications (a)	14,841	471,717
JC Decaux SA* (a)	6,800	137,484
Lagardere SCA (a)	17,796	804,012
M6-Metropole Television (a)	7,154	172,319
PagesJaunes Groupe (a)	25,881	317,119
Publicis Groupe (a)	17,320	658,117
Societe Television Francaise 1 (a)	17,699	277,887
Vivendi (a)	172,524	4,786,222

		7,624,877

Metals & Mining 0.0%
Eramet (a)(b)	892	277,774

Multiline Retail 0.1%
PPR (a)	11,450	1,247,860

Multi-Utilities 0.7%
GDF Suez (a)	177,583	7,424,295
Suez Environnement Co. (a)	40,612	902,502
Veolia Environnement (a)	57,006	1,862,354

		10,189,151

Office Electronics 0.0%
Neopost SA (a)	4,701	411,403

Oil, Gas & Consumable Fuels 1.3%
Total SA (a)	314,625	18,827,261

Personal Products 0.3%
L’Oreal SA (a)	35,317	3,611,042

Pharmaceuticals 0.8%
Ipsen SA (a)	4,045	206,099
Sanofi-Aventis SA (a)	155,215	11,377,598

		11,583,697

Professional Services 0.0%
Bureau Veritas SA (a)	7,445	409,933

Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions (a)	3,512	387,098
Gecina SA (a)	2,687	285,848
ICADE (a)	3,600	379,008
Klepierre (a)	13,281	550,502
Unibail-Rodamco SE (a)	12,294	2,722,454

		4,324,910

Software 0.1%
Dassault Systemes SA (a)	11,079	639,357

Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA (a)	10,019	999,175
Hermes International (a)	8,454	1,175,663

46 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)
Textiles, Apparel & Luxury Goods (continued)

LVMH Moet Hennessy Louis Vuitton SA (a)	36,097	$3,737,889

		5,912,727

Transportation Infrastructure 0.0%
Aeroports de Paris (a)	4,976	377,701
Societe Des Autoroutes Paris-Rhin-Rhone (a)(b)	2,657	199,556

		577,257

GERMANY 7.5%
Air Freight & Logistics 0.1%
Deutsche Post AG (a)	127,577	2,158,272

Airlines 0.0%
Deutsche Lufthansa AG (a)	30,545	471,660

Automobiles 0.8%
Bayerische Motoren Werke AG (a)	49,924	2,442,201
Daimler AG (a)	133,070	6,463,613
Volkswagen AG (a)(b)	13,166	2,140,864

		11,046,678

Capital Markets 0.4%
Deutsche Bank AG (a)	87,259	6,339,493

Chemicals 0.8%
BASF SE (a)	136,192	7,290,359
K+S AG (a)	22,391	1,222,248
Linde AG (a)	22,864	2,399,732
Wacker Chemie AG (a)	2,359	338,925

		11,251,264

Commercial Banks 0.1%
Commerzbank AG* (a)	106,872	1,113,100
Deutsche Postbank AG* (a)	13,196	408,640

		1,521,740

Construction & Engineering 0.0%
Hochtief AG (a)	6,332	477,879

Construction Materials 0.1%
HeidelbergCement AG	21,300	1,274,057

Diversified Financial Services 0.2%
Deutsche Boerse AG (a)	28,766	2,329,836

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (a)	417,725	5,708,378

Electric Utilities 0.7%
E.ON AG (a)	280,099	10,734,770

Electrical Equipment 0.0%
Solarworld AG (a)(b)	12,435	269,121

Food & Staples Retailing 0.1%
Metro AG (a)	17,104	949,339

Food Products 0.0%
Suedzucker AG (a)	10,710	221,381

Health Care Equipment & Supplies 0.0%
Fresenius SE (a)	4,202	209,332

Health Care Providers & Services 0.1%
Celesio AG (a)	14,561	361,215
Fresenius Medical Care AG & Co. KGaA (a)	28,807	1,398,045

		1,759,260

Hotels, Restaurants & Leisure 0.0%
TUI AG* (a)(b)	20,871	144,708

Household Products 0.1%
Henkel AG & Co. KGaA (a)	20,725	800,854

Industrial Conglomerates 0.8%
Siemens AG (a)	121,395	10,970,097

Insurance 0.9%
Allianz SE (a)	66,835	7,660,887
Hannover Rueckversicherung AG* (a)	9,091	409,842
Muenchener Rueckversicherungs AG (a)	30,478	4,822,015

		12,892,744

Internet Software & Services 0.0%
United Internet AG* (a)(b)	19,578	254,914

Machinery 0.1%
GEA Group AG (a)	23,555	444,499
MAN SE (a)	15,942	1,312,771

		1,757,270

Metals & Mining 0.1%
Salzgitter AG (a)	5,702	512,611
ThyssenKrupp AG (a)	50,425	1,624,280

		2,136,891

Multi-Utilities 0.4%
RWE AG (a)	61,787	5,419,515

Personal Products 0.1%
Beiersdorf AG (a)	13,298	819,135

Pharmaceuticals 0.6%
Bayer AG (a)	112,551	7,808,836
Merck KGaA (a)	9,439	887,346

		8,696,182

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG* (a)	163,293	735,300

Software 0.4%
SAP AG (a)	126,481	5,728,977

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG (a)	29,249	1,354,245

2009 Annual Report 47

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

GERMANY (continued)
Textiles, Apparel & Luxury Goods (continued)

Puma AG Rudolf Dassler Sport (a)	796	$243,886

		1,598,131

Transportation Infrastructure 0.0%
Fraport AG Frankfurt Airport Services Worldwide (a)	5,672	267,047
Hamburger Hafen und Logistik AG (a)	3,912	152,414

		419,461

GREECE 0.6%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA (a)	29,073	757,724

Capital Markets 0.0%
Marfin Investment Group SA* (a)	106,920	426,013

Commercial Banks 0.4%
Alpha Bank AE* (a)	54,056	1,042,201
EFG Eurobank Ergasias SA* (a)	48,706	771,519
National Bank of Greece SA* (a)	91,530	3,346,370
Piraeus Bank SA* (a)	45,673	787,432

		5,947,522

Construction Materials 0.0%
Titan Cement Co. SA (a)	7,253	250,676

Diversified Telecommunication Services 0.0%
Hellenic Telecommunications Organization SA (a)	36,954	621,597

Electric Utilities 0.0%
Public Power Corp. SA* (a)	17,491	356,766

Hotels, Restaurants & Leisure 0.1%
OPAP SA (a)	33,670	857,062

Oil, Gas & Consumable Fuels 0.0%
Hellenic Petroleum SA (a)	14,352	173,967

HONG KONG 2.4%
Airlines 0.0%
Cathay Pacific Airways Ltd.* (a)	176,000	285,168

Commercial Banks 0.3%
Bank of East Asia Ltd. (a)	211,350	741,387
BOC Hong Kong Holdings Ltd. (a)	559,100	1,286,983
Hang Seng Bank Ltd. (a)	114,500	1,617,555
Wing Hang Bank Ltd. (a)	29,000	281,351

		3,927,276

Distributors 0.1%
Li & Fung Ltd. (a)	337,600	1,404,064

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd. (a)	153,500	2,702,000

Diversified Telecommunication Services 0.0%
PCCW Ltd. (a)	845,000	207,538

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd. (a)	77,500	275,559
CLP Holdings Ltd. (a)	307,000	2,057,524
Hongkong Electric Holdings Ltd. (a)	210,300	1,124,658

		3,457,741

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd. (a)	593,336	1,427,490

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC* (a)(b)	639,217	488,343
Shangri-La Asia Ltd. (a)	184,000	353,916

		842,259

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd. (a)	319,500	2,242,534
NWS Holdings Ltd. (a)	125,000	237,350

		2,479,884

Marine 0.0%
Orient Overseas International Ltd. (a)	34,438	168,024

Media 0.0%
Television Broadcasts Ltd. (a)	32,000	151,229

Multiline Retail 0.0%
Lifestyle International Holdings Ltd. (a)	69,193	111,194

Oil, Gas & Consumable Fuels 0.0%
Mongolia Energy Co., Ltd.* (a)	320,951	134,888

Real Estate Investment Trusts (REITs) 0.0%
Link REIT (The) (a)	318,551	717,375

Real Estate Management & Development 1.0%
Cheung Kong Holdings Ltd. (a)	209,000	2,652,481
Chinese Estates Holdings Ltd. (a)	140,000	240,016
Hang Lung Group Ltd. (a)	138,000	691,753
Hang Lung Properties Ltd. (a)	310,000	1,171,543
Henderson Land Development Co. Ltd. (a)	160,800	1,136,806
Hopewell Holdings Ltd. (a)	90,569	284,931
Hysan Development Co., Ltd. (a)	76,673	226,447
Kerry Properties Ltd. (a)	107,000	596,605
New World Development Ltd. (a)	361,679	778,494
Sino Land Co., Ltd. (a)	234,000	445,061
Sun Hung Kai Properties Ltd. (a)	211,700	3,207,362
Swire Pacific Ltd., Class A (a)	115,000	1,401,444

48 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

HONG KONG (continued)

Wharf Holdings Ltd. (a)	206,337	$1,114,863
Wheelock & Co., Ltd. (a)	142,000	456,212

		14,404,018

Road & Rail 0.1%
MTR Corp. (a)	212,214	751,619

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd. (a)	27,300	212,234

Specialty Retail 0.1%
Esprit Holdings Ltd. (a)	168,200	1,119,698

Textiles, Apparel & Luxury Goods 0.0%
Yue Yuen Industrial Holdings Ltd. (a)	114,500	319,059

Trading Companies & Distributors 0.0%
Noble Group Ltd. (a)	168,363	307,692

Transportation Infrastructure 0.0%
Hong Kong Aircraft Engineering Co. Ltd. (a)	6,800	80,285

IRELAND 0.3%
Airlines 0.0%
Ryanair Holdings PLC* (a)	42,663	185,818

Commercial Banks 0.0%
Anglo Irish Bank Corp., Ltd.* (a)	122,522	0

Construction Materials 0.2%
CRH PLC (a)	102,066	2,502,742

Food Products 0.0%
Kerry Group PLC, Class A (a)	22,694	672,606

Pharmaceuticals 0.0%
Elan Corp. PLC* (a)	76,306	399,891

Professional Services 0.1%
Experian PLC (a)	150,233	1,372,876

ITALY 3.5%
Aerospace & Defense 0.1%
Finmeccanica SpA (a)	61,020	1,023,945

Auto Components 0.0%
Pirelli & C SpA* (a)	394,325	221,561

Automobiles 0.1%
Fiat SpA* (a)	115,284	1,716,320

Capital Markets 0.1%
Mediobanca SpA (a)	71,578	913,019

Commercial Banks 1.1%
Banca Carige SpA (a)	126,043	355,320
Banca Monte dei Paschi di Siena SpA (a)	331,229	629,367
Banca Popolare di Milano Scarl (a)	59,436	442,225
Banco Popolare Societa Cooperativa* (a)	94,348	819,616
Intesa Sanpaolo SpA* (a)	1,282,798	5,254,514
UniCredit SpA* (a)	2,095,282	7,019,631
Unione di Banche Italiane SCPA (a)	86,722	1,238,726

		15,759,399

Construction Materials 0.0%
Italcementi SpA (a)	5,588	80,435

Diversified Financial Services 0.0%
Exor SpA (a)	12,779	251,816

Diversified Telecommunication Services 0.2%
Telecom Italia SpA (a)	1,479,807	2,350,872
Telecom Italia SpA — RSP (a)	908,511	999,806

		3,350,678

Electric Utilities 0.4%
Enel SpA (a)	971,666	5,781,713
Terna Rete Elettrica Nazionale SpA (a)	185,901	737,058

		6,518,771

Electrical Equipment 0.0%
Prysmian SpA (a)	14,988	263,534

Energy Equipment & Services 0.1%
Saipem SpA (a)	39,796	1,174,177

Food Products 0.1%
Parmalat SpA (a)	245,493	680,388

Gas Utilities 0.1%
Snam Rete Gas SpA (a)	223,622	1,084,615

Hotels, Restaurants & Leisure 0.0%
Autogrill SpA* (a)	15,333	172,428
Lottomatica SpA (a)(b)	7,225	153,943

		326,371

Insurance 0.3%
Assicurazioni Generali SpA (a)	176,637	4,447,591
Fondiaria-Sai SpA (a)	9,382	170,995
Mediolanum SpA (a)	35,536	225,524
Unipol Gruppo Finanziario SpA* (a)	99,995	144,983

		4,989,093

Media 0.1%
Mediaset SpA (a)	106,858	693,900

Multi-Utilities 0.0%
A2A SpA (a)	132,571	244,391
ACEA SpA (a)	14,531	169,986

		414,377

Oil, Gas & Consumable Fuels 0.7%
ENI SpA (a)	384,584	9,524,912

2009 Annual Report 49

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

ITALY (continued)

Saras SpA (a)	38,683	$125,604

		9,650,516

Textiles, Apparel & Luxury Goods 0.0%
Luxottica Group SpA* (a)	17,465	425,131

Transportation Infrastructure 0.1%
Atlantia SpA (a)	38,836	918,337

JAPAN 20.5%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd. (a)	55,000	811,356

Airlines 0.0%
All Nippon Airways Co., Ltd. (a)	87,000	242,744
Japan Airlines Corp.* (a)(b)	166,000	214,990

		457,734

Auto Components 0.5%
Aisin Seiki Co., Ltd. (a)	28,300	719,545
Bridgestone Corp. (a)	90,000	1,484,164
Denso Corp. (a)	71,800	1,961,809
NGK Spark Plug Co., Ltd. (a)	29,000	328,667
NHK Spring Co., Ltd. (a)	27,000	210,816
NOK Corp. (a)	14,600	193,716
Stanley Electric Co., Ltd. (a)	20,800	407,275
Sumitomo Rubber Industries, Ltd. (a)	19,000	175,148
Toyoda Gosei Co., Ltd. (a)	8,200	229,877
Toyota Boshoku Corp. (a)	8,300	173,041
Toyota Industries Corp. (a)	26,500	717,735

		6,601,793

Automobiles 2.1%
Daihatsu Motor Co., Ltd. (a)	29,000	296,677
Fuji Heavy Industries Ltd.* (a)	83,000	324,347
Honda Motor Co., Ltd. (a)	243,400	7,517,819
Isuzu Motors Ltd. (a)	176,000	372,126
Mazda Motor Corp.* (a)(b)	221,300	499,444
Mitsubishi Motors Corp.* (a)(b)	528,000	781,083
Nissan Motor Co., Ltd.* (a)	366,400	2,651,323
Suzuki Motor Corp. (a)	51,900	1,255,780
Toyota Motor Corp.	407,400	16,082,910
Yamaha Motor Co., Ltd. (a)	31,600	376,301

		30,157,810

Beverages 0.2%
Asahi Breweries Ltd. (a)	55,500	981,166
Coca-Cola West Co., Ltd. (a)	10,800	200,615
Ito En Ltd. (a)(b)	9,700	163,145
Kirin Holdings Co., Ltd. (a)	123,000	2,007,739
Sapporo Holdings Ltd. (a)(b)	52,000	271,512

		3,624,177

Building Products 0.2%
Asahi Glass Co., Ltd. (a)	148,600	1,251,928
Daikin Industries Ltd. (a)	34,600	1,172,793
JS Group Corp. (a)	36,900	602,227
Nippon Sheet Glass Co., Ltd. (a)	82,000	241,623
TOTO Ltd. (a)(b)	30,200	178,955

		3,447,526

Capital Markets 0.4%
Daiwa Securities Group, Inc. (a)	239,200	1,258,987
JAFCO Co. Ltd. (a)	3,700	99,472
Matsui Securities Co., Ltd. (a)	12,900	92,849
Mizuho Securities Co., Ltd. (a)	66,700	230,189
Nomura Holdings, Inc. (a)	528,200	3,722,872
SBI Holdings, Inc. (a)	2,474	454,591

		5,858,960

Chemicals 0.9%
Asahi Kasei Corp. (a)	186,200	922,642
Daicel Chemical Industries Ltd. (a)	30,000	181,162
Denki Kagaku Kogyo kK (a)	54,000	198,114
DIC Corp. (a)	69,000	112,932
Hitachi Chemical Co., Ltd. (a)	12,600	250,144
JSR Corp. (a)	26,400	514,890
Kaneka Corp. (a)	43,500	283,192
Kansai Paint Co., Ltd. (a)	30,000	253,853
Kuraray Co., Ltd. (a)	51,000	526,494
Mitsubishi Chemical Holdings Corp. (a)	198,000	735,254
Mitsubishi Gas Chemical Co., Inc. (a)	51,000	235,245
Mitsubishi Rayon Co., Ltd. (a)	95,100	328,498
Mitsui Chemicals, Inc. (a)	105,100	360,948
Nissan Chemical Industries Ltd. (a)	20,000	257,759
Nitto Denko Corp. (a)	24,310	734,157
Shin-Etsu Chemical Co., Ltd. (a)	60,700	3,219,000
Showa Denko KK (a)	143,000	275,246
Sumitomo Chemical Co., Ltd. (a)	232,200	925,145
Taiyo Nippon Sanso Corp. (a)	37,000	410,907
Teijin Ltd. (a)	124,800	366,788
Tokuyama Corp. (a)	38,000	238,777
Toray Industries, Inc. (a)	196,300	1,118,281
Tosoh Corp. (a)	59,000	158,637
Ube Industries Ltd. (a)	133,000	342,740

		12,950,805

Commercial Banks 1.8%
77 Bank Ltd. (The) (a)	45,300	260,701
Aozora Bank Ltd.* (a)	97,000	114,688
Bank of Kyoto Ltd. (The) (a)	49,000	444,642
Bank of Yokohama Ltd. (The) (a)	180,000	883,879
Chiba Bank Ltd. (The) (a)	112,300	692,543
Chugoku Bank Ltd. (The) (a)	25,000	337,575
Chuo Mitsui Trust Holdings, Inc. (a)	145,400	530,990
Fukuoka Financial Group, Inc. (a)	113,600	415,365
Gunma Bank Ltd. (The) (a)	75,000	390,735

50 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Commercial Banks (continued)

Hachijuni Bank Ltd. (The) (a)	60,000	$354,967
Hiroshima Bank Ltd. (The) (a)	65,000	249,419
Hokuhoku Financial Group, Inc. (a)	168,900	365,998
Iyo Bank Ltd. (The) (a)	40,000	360,687
Joyo Bank Ltd. (The) (a)	103,000	453,124
Mitsubishi UFJ Financial Group, Inc. (a)	1,366,984	7,281,108
Mizuho Financial Group, Inc. (a)	1,849,010	3,647,047
Mizuho Trust & Banking Co., Ltd.* (a)	230,000	219,161
Nishi-Nippon City Bank Ltd. (The) (a)	102,000	252,330
Resona Holdings, Inc. (a)	71,001	845,387
Sapporo Hokuyo Holdings, Inc. (a)	34,000	114,770
Seven Bank Ltd. (a)	58	141,690
Shinsei Bank Ltd.* (a)(b)	179,000	233,520
Shizuoka Bank Ltd. (The) (a)	89,000	884,301
Sumitomo Mitsui Financial Group, Inc. (a)	133,385	4,533,772
Sumitomo Trust & Banking Co., Ltd. (The) (a)	209,000	1,088,889
Suruga Bank Ltd. (a)	31,000	280,078
Yamaguchi Financial Group, Inc. (a)	32,000	305,732

		25,683,098

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd. (a)	82,700	1,036,181
Secom Co., Ltd. (a)	31,000	1,446,386
Toppan Printing Co., Ltd. (a)	82,000	732,869

		3,215,436

Computers & Peripherals 0.4%
Fujitsu Ltd. (a)	274,100	1,614,120
NEC Corp.* (a)(b)	287,000	815,754
Seiko Epson Corp. (a)	20,200	312,266
Toshiba Corp.* (a)	579,700	3,313,186

		6,055,326

Construction & Engineering 0.1%
JGC Corp. (a)	31,000	592,577
Kajima Corp. (a)	124,800	292,191
Kinden Corp. (a)	25,000	203,037
Obayashi Corp. (a)	89,500	337,972
Shimizu Corp. (a)	87,000	333,605
Taisei Corp. (a)	144,000	282,600

		2,041,982

Construction Materials 0.0%
Taiheiyo Cement Corp.* (a)	102,000	118,424

Consumer Finance 0.1%
Acom Co., Ltd. (a)(b)	7,940	101,463
Aeon Credit Service Co., Ltd. (a)	17,000	163,678
Credit Saison Co., Ltd. (a)	23,100	258,235
ORIX Corp. (a)	15,400	994,760
Promise Co., Ltd.* (a)(b)	11,000	69,921

		1,588,057

Containers & Packaging 0.0%
Toyo Seikan Kaisha Ltd. (a)	22,300	374,638

Distributors 0.0%
Canon Marketing Japan, Inc. (a)	10,300	166,875

Diversified Consumer Services 0.0%
Benesse Holdings, Inc. (a)	9,800	432,113

Diversified Financial Services 0.0%
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	7,890	235,010

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp. (a)	75,354	3,109,285

Electric Utilities 1.0%
Chubu Electric Power Co., Inc. (a)	97,600	2,179,026
Chugoku Electric Power Co., Inc. (The) (a)	45,100	912,709
Hokkaido Electric Power Co., Inc. (a)	26,900	517,931
Hokuriku Electric Power Co. (a)	28,300	645,200
Kansai Electric Power Co., Inc. (The) (a)	112,400	2,428,590
Kyushu Electric Power Co., Inc. (a)	56,300	1,149,537
Shikoku Electric Power Co., Inc. (a)	26,200	737,238
Tohoku Electric Power Co., Inc. (a)	62,800	1,289,670
Tokyo Electric Power Co., Inc. (The) (a)	179,500	4,412,294

		14,272,195

Electrical Equipment 0.4%
Fuji Electric Holdings Co., Ltd. (a)	60,200	111,866
Furukawa Electric Co., Ltd. (a)	87,300	331,085
GS Yuasa Corp. (a)(b)	51,000	439,273
Mitsubishi Electric Corp.* (a)	285,600	2,172,527
Panasonic Electric Works Co., Ltd. (a)	55,284	697,844
Sumitomo Electric Industries Ltd. (a)	111,400	1,351,813
Ushio, Inc. (a)	14,700	231,093

		5,335,501

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd. (a)	55,800	313,976
FUJIFILM Holdings Corp. (a)	72,100	2,049,751
Hirose Electric Co., Ltd. (a)	4,400	453,527
Hitachi High-Technologies Corp. (a)	7,800	129,198
Hitachi Ltd.* (a)	496,800	1,604,095
HOYA Corp. (a)	60,800	1,338,042

2009 Annual Report 51

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)

Ibiden Co., Ltd. (a)	19,000	$680,248
Keyence Corp. (a)	6,108	1,212,588
Kyocera Corp. (a)	23,900	2,004,834
Mabuchi Motor Co., Ltd. (a)	4,100	196,195
Mitsumi Electric Co., Ltd. (a)	12,300	248,119
Murata Manufacturing Co., Ltd. (a)	31,500	1,536,936
Nidec Corp. (a)	16,100	1,359,367
Nippon Electric Glass Co., Ltd. (a)	51,000	549,160
Omron Corp. (a)	29,800	501,796
Shimadzu Corp. (a)	38,000	263,158
TDK Corp. (a)	17,100	983,179
Yaskawa Electric Corp. (a)	30,000	235,980
Yokogawa Electric Corp. (a)	40,900	331,487

		15,991,636

Food & Staples Retailing 0.3%
AEON Co., Ltd. (a)	93,800	836,642
FamilyMart Co., Ltd. (a)	6,700	199,567
Lawson, Inc. (a)	8,400	375,541
Seven & I Holdings Co., Ltd. (a)	113,600	2,486,960
UNY Co., Ltd. (a)(b)	22,000	163,412

		4,062,122

Food Products 0.2%
Ajinomoto Co., Inc. (a)	98,000	919,792
Kikkoman Corp. (a)	32,000	370,364
MEIJI Holdings Co., Ltd.* (a)	9,399	382,812
Nippon Meat Packers, Inc. (a)	27,000	316,571
Nisshin Seifun Group, Inc. (a)	27,900	372,178
Nissin Food Holdings Co., Ltd. (a)	10,300	363,465
Toyo Suisan Kaisha Ltd. (a)	10,400	272,136
Yakult Honsha Co., Ltd. (a)	14,900	388,021
Yamazaki Baking Co., Ltd. (a)	15,100	185,284

		3,570,623

Gas Utilities 0.2%
Osaka Gas Co., Ltd. (a)	285,900	956,917
Toho Gas Co., Ltd. (a)	73,000	378,557
Tokyo Gas Co., Ltd. (a)	343,400	1,360,356

		2,695,830

Health Care Equipment & Supplies 0.2%
Olympus Corp. (a)	31,000	967,609
Terumo Corp. (a)	24,900	1,310,606

		2,278,215

Health Care Providers & Services 0.1%
Alfresa Holdings Corp. (a)	3,900	168,618
Mediceo Paltac Holdings Co., Ltd. (a)	18,200	254,162
Suzuken Co., Ltd. (a)	9,800	346,812

		769,592

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	13,124	265,302
Oriental Land Co., Ltd. (a)	7,300	494,808

		760,110

Household Durables 0.9%
Casio Computer Co., Ltd. (a)(b)	35,000	256,826
Makita Corp. (a)	16,500	546,811
Panasonic Corp. (a)	288,502	4,072,216
Rinnai Corp. (a)	6,200	272,440
Sanyo Electric Co., Ltd.* (a)(b)	246,200	610,239
Sekisui Chemical Co., Ltd. (a)	57,000	344,767
Sekisui House Ltd. (a)	72,300	625,231
Sharp Corp. (a)	147,900	1,578,003
Sony Corp. (a)	148,000	4,370,263

		12,676,796

Household Products 0.2%
Kao Corp. (a)	80,200	1,786,362
Unicharm Corp. (a)	5,400	517,505

		2,303,867

Independent Power Producers & Energy Traders 0.0%
Electric Power Development Co., Ltd. (a)	19,600	604,325

Industrial Conglomerates 0.0%
Hankyu Hanshin Holdings, Inc. (a)	168,000	748,399

Information Technology Services 0.1%
Itochu Techno-Solutions Corp. (a)	2,900	79,716
Nomura Research Institute Ltd. (a)	18,600	402,208
NTT Data Corp. (a)	186	535,198
Obic Co. Ltd. (a)	940	158,943
Otsuka Corp. (a)	1,500	79,103

		1,255,168

Insurance 0.5%
Aioi Insurance Co., Ltd. (a)	69,000	303,765
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	61,980	1,442,773
Nipponkoa Insurance Co., Ltd. (a)	109,000	593,466
Nissay Dowa General Insurance Co., Ltd. (a)	15,000	66,578
Sompo Japan Insurance, Inc. (a)	130,800	764,901
Sony Financial Holdings, Inc. (a)	146	418,965
T&D Holdings, Inc. (a)	34,150	882,254
Tokio Marine Holdings, Inc. (a)	106,400	2,720,689

		7,193,391

Internet & Catalog Retail 0.1%
Dena Co., Ltd. (a)(b)	53	183,236
Rakuten, Inc. (a)	1,066	730,052

		913,288

52 Annual Report 2009

Common Stocks (continued)

JAPAN (continued)
Internet Software & Services 0.0%
Yahoo! Japan Corp. (a)	2,170	$665,129

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc. (a)	29,349	300,089
Nikon Corp. (a)	47,000	875,969
Sankyo Co., Ltd. (a)	7,900	451,247
Sega Sammy Holdings, Inc. (a)	27,000	383,358
Shimano, Inc. (a)	9,100	347,974
Yamaha Corp. (a)	30,500	315,094

		2,673,731

Machinery 1.0%
Amada Co., Ltd. (a)	47,000	287,537
Fanuc Ltd. (a)	28,300	2,350,632
Hino Motors Ltd. (a)	57,000	210,715
Hitachi Construction Machinery Co., Ltd. (a)(b)	15,900	370,568
IHI Corp.* (a)	187,000	356,613
Japan Steel Works Ltd. (The) (a)	49,000	540,389
JTEKT Corp. (a)	25,300	267,266
Kawasaki Heavy Industries Ltd. (a)(b)	197,200	492,761
Komatsu Ltd. (a)	140,000	2,729,292
Kubota Corp. (a)	162,100	1,259,643
Kurita Water Industries Ltd. (a)	16,600	507,692
Minebea Co., Ltd. (a)	67,000	280,821
Mitsubishi Heavy Industries Ltd. (a)	446,200	1,577,799
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	110,000	284,828
NGK Insulators Ltd. (a)	37,000	829,909
NSK Ltd. (a)	66,400	385,768
NTN Corp. (a)	59,600	225,045
SMC Corp. (a)	7,900	902,216
Sumitomo Heavy Industries Ltd.* (a)	85,000	385,651
THK Co., Ltd. (a)	17,700	305,853

		14,550,998

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.* (a)	81,000	295,141
Mitsui OSK Lines Ltd. (a)	169,000	981,298
Nippon Yusen KK (a)	157,400	581,015

		1,857,454

Media 0.1%
Dentsu, Inc. (a)	24,461	524,054
Fuji Media Holdings, Inc. (a)	74	108,732
Hakuhodo DY Holdings, Inc. (a)	2,450	123,056
Jupiter Telecommunications Co., Ltd. (a)	333	304,374
Toho Co., Ltd. (a)	14,900	223,944
Tokyo Broadcasting System Holdings, Inc. (a)	4,800	71,596

		1,355,756

Metals & Mining 0.7%
Daido Steel Co., Ltd. (a)	58,000	197,408
Dowa Holdings Co., Ltd. (a)	37,800	220,688
Hitachi Metals Ltd. (a)	25,000	238,518
JFE Holdings, Inc. (a)	72,300	2,355,157
Kobe Steel Ltd.* (a)	366,000	665,130
Maruichi Steel Tube Ltd. (a)(b)	5,600	104,503
Mitsubishi Materials Corp.* (a)	147,000	387,623
Mitsui Mining & Smelting Co., Ltd.* (a)	94,100	242,473
Nippon Steel Corp. (a)	752,000	2,868,900
Nisshin Steel Co., Ltd. (a)	107,900	180,070
OSAKA Titanium Technologies Co. (a)(b)	4,500	119,295
Sumitomo Metal Industries Ltd. (a)	495,000	1,264,620
Sumitomo Metal Mining Co., Ltd. (a)	77,000	1,217,726
Tokyo Steel Manufacturing Co., Ltd. (a)	11,300	148,001
Yamato Kogyo Co., Ltd. (a)	4,700	141,047

		10,351,159

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd. (a)	51,278	491,440
J. Front Retailing Co., Ltd. (a)	69,200	328,016
Marui Group Co., Ltd. (a)	24,500	140,739
Takashimaya Co., Ltd. (a)	44,000	296,671

		1,256,866

Office Electronics 0.6%
Brother Industries Ltd. (a)	32,600	371,172
Canon, Inc. (a)	157,100	5,923,117
Konica Minolta Holdings, Inc. (a)	70,400	661,318
Ricoh Co., Ltd. (a)	98,200	1,334,562

		8,290,169

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co., Ltd. (a)	81,000	212,777
Idemitsu Kosan Co., Ltd. (a)	3,900	285,999
INPEX Corp. (a)	121	988,124
Japan Petroleum Exploration Co. (a)	5,100	254,643
Nippon Mining Holdings, Inc. (a)	127,900	570,590
Nippon Oil Corp. (a)	182,400	898,822
Showa Shell Sekiyu KK (a)	22,500	221,601
TonenGeneral Sekiyu KK (a)	41,000	374,150

		3,806,706

Paper & Forest Products 0.1%
Nippon Paper Group, Inc. (a)	11,537	306,164

2009 Annual Report 53

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Paper & Forest Products (continued)

OJI Paper Co., Ltd. (a)	136,000	$591,840

		898,004

Personal Products 0.1%
Shiseido Co., Ltd. (a)	51,700	943,894

Pharmaceuticals 1.0%
Astellas Pharma, Inc. (a)	66,900	2,463,516
Chugai Pharmaceutical Co., Ltd. (a)	33,000	645,590
Daiichi Sankyo Co., Ltd. (a)	99,500	1,943,809
Dainippon Sumitomo Pharma Co., Ltd. (a)	23,000	239,055
Eisai Co., Ltd. (a)	37,200	1,320,983
Hisamitsu Pharmaceutical Co., Inc. (a)	10,100	347,230
Kyowa Hakko Kirin Co., Ltd. (a)	41,000	473,919
Mitsubishi Tanabe Pharma Corp. (a)	38,000	485,137
Ono Pharmaceutical Co., Ltd. (a)	12,700	602,967
Santen Pharmaceutical Co., Ltd. (a)	10,900	373,986
Shionogi & Co., Ltd. (a)	44,400	957,777
Taisho Pharmaceutical Co., Ltd. (a)	18,900	344,487
Takeda Pharmaceutical Co., Ltd. (a)	110,700	4,427,285
Tsumura & Co. (a)	8,900	306,262

		14,932,003

Real Estate Investment Trusts (REITs) 0.1%
Japan Prime Realty Investment Corp. (a)	114	248,271
Japan Real Estate Investment Corp. (a)	67	534,601
Japan Retail Fund Investment Corp. (a)	52	244,469
Nippon Building Fund, Inc. (a)	78	639,367
Nomura Real Estate Office Fund, Inc. (a)	55	339,830

		2,006,538

Real Estate Management & Development 0.5%
Aeon Mall Co., Ltd. (a)	9,700	203,257
Daito Trust Construction Co., Ltd. (a)	11,500	478,014
Daiwa House Industry Co., Ltd. (a)	75,000	801,267
Leopalace21 Corp. (a)	20,575	111,333
Mitsubishi Estate Co., Ltd. (a)	173,600	2,622,213
Mitsui Fudosan Co., Ltd. (a)	123,700	2,001,467
Nomura Real Estate Holdings, Inc. (a)	11,600	184,672
NTT Urban Development Corp. (a)	130	104,434
Sumitomo Realty & Development Co., Ltd. (a)	56,000	1,061,839
Tokyo Tatemono Co., Ltd. (a)	35,000	166,888
Tokyu Land Corp. (a)	58,000	233,865

		7,969,249

Road & Rail 0.7%
Central Japan Railway Co. (a)	222	1,479,024
East Japan Railway Co. (a)	50,053	3,205,334
Keihin Electric Express Railway Co., Ltd. (a)	63,000	501,495
Keio Corp. (a)	86,400	544,026
Keisei Electric Railway Co., Ltd. (a)	54,000	303,631
Kintetsu Corp. (a)	239,500	851,743
Nippon Express Co., Ltd. (a)	125,500	513,880
Odakyu Electric Railway Co., Ltd. (a)	103,100	839,831
Tobu Railway Co., Ltd. (a)	120,000	656,250
Tokyu Corp. (a)	167,900	733,737
West Japan Railway Co. (a)(b)	245	868,221

		10,497,172

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp. (a)	22,400	494,737
Elpida Memory, Inc.* (a)	15,000	195,976
Rohm Co., Ltd. (a)	14,500	961,596
Shinko Electric Industries Co., Ltd. (a)	10,000	148,938
Sumco Corp. (a)	17,100	326,325
Tokyo Electron Ltd. (a)	25,400	1,428,913

		3,556,485

Software 0.3%
Konami Corp. (a)	13,700	249,261
Nintendo Co., Ltd. (a)	14,600	3,662,040
Oracle Corp. Japan (a)(b)	4,600	202,703
Square Enix Holdings Co., Ltd. (a)	7,300	181,716
Trend Micro, Inc. (a)	15,500	536,489

		4,832,209

Specialty Retail 0.2%
ABC-Mart, Inc. (a)	3,000	86,950
Fast Retailing Co., Ltd. (a)	7,100	1,168,613
Hikari Tsushin, Inc. (a)	3,200	60,034
Nitori Co., Ltd. (a)	4,750	386,295
Shimamura Co., Ltd. (a)	3,000	286,764
USS Co., Ltd. (a)	5,000	302,464
Yamada Denki Co., Ltd. (a)	12,680	772,676

		3,063,796

Textiles, Apparel & Luxury Goods 0.0%
Asics Corp. (a)	19,000	169,364
Nisshinbo Holdings, Inc. (a)	19,100	187,726
Onward Holdings Co., Ltd. (a)	28,400	176,299

		533,389

Tobacco 0.1%
Japan Tobacco, Inc. (a)	662	1,857,244

Trading Companies & Distributors 0.9%
ITOCHU Corp. (a)	222,000	1,403,214
Marubeni Corp. (a)	245,000	1,212,157

54 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Trading Companies & Distributors (continued)

Mitsubishi Corp. (a)	199,700	$4,233,710
Mitsui & Co., Ltd. (a)	256,000	3,362,035
Sojitz Corp. (a)	171,267	316,188
Sumitomo Corp. (a)	165,800	1,609,539
Toyota Tsusho Corp. (a)	31,500	450,389

		12,587,232

Transportation Infrastructure 0.0%
Kamigumi Co., Ltd. (a)	33,000	247,882
Mitsubishi Logistics Corp. (a)	23,400	254,591

		502,473

Wireless Telecommunication Services 0.6%
KDDI Corp. (a)	430	2,282,218
NTT DoCoMo, Inc. (a)	2,257	3,273,245
Softbank Corp. (a)	111,500	2,627,370

		8,182,833

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd. (a)	11,786	776,954

LUXEMBOURG 0.5%
Energy Equipment & Services 0.1%
Tenaris SA (a)	71,193	1,266,973

Media 0.1%
SES SA (a)	42,678	924,737

Metals & Mining 0.3%
ArcelorMittal (a)	126,436	4,278,919

Wireless Telecommunication Services 0.0%
Millicom International Cellular SA* (a)	12,252	786,779

MEXICO 0.0%
Metals & Mining 0.0%
Fresnillo PLC (a)	26,109	316,390

NETHERLANDS 2.7%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV (a)	61,428	1,150,270

Air Freight & Logistics 0.1%
TNT NV (a)	55,643	1,475,635

Beverages 0.2%
Heineken Holding NV (a)	18,745	729,289
Heineken NV (a)	36,940	1,632,913

		2,362,202

Chemicals 0.2%
Akzo Nobel NV (a)(b)	34,932	2,062,539
Koninklijke DSM NV (a)	22,372	980,208

		3,042,747

Construction & Engineering 0.0%
Koninklijke Boskalis Westminster NV (a)	8,409	295,139

Construction Materials 0.0%
James Hardie Industries NV* (a)	63,452	402,156

Diversified Financial Services 0.3%
ING Groep NVCVA* (a)	288,754	3,757,741

Diversified Telecommunication Services 0.3%
Koninklijke KPN NV (a)	258,500	4,688,864

Energy Equipment & Services 0.1%
Fugro NVCVA (a)	9,649	537,436
SBM Offshore NV (a)	22,600	432,802

		970,238

Food & Staples Retailing 0.2%
Koninklijke Ahold NV (a)	179,720	2,263,787

Food Products 0.5%
Unilever NVCVA (a)	240,562	7,412,450

Industrial Conglomerates 0.2%
Koninklijke Philips Electronics NV (a)	143,453	3,603,660

Insurance 0.1%
Aegon NV* (a)	230,548	1,638,606

Life Sciences Tools & Services 0.1%
QIAGEN NV* (a)	36,396	754,757

Media 0.2%
Reed Elsevier NV (a)	109,118	1,271,600
Wolters Kluwer NV (a)	39,620	883,255

		2,154,855

Professional Services 0.0%
Randstad Holding NV* (a)	14,821	562,345

Real Estate Investment Trusts (REITs) 0.0%
Corio NV (a)	7,486	507,614

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding NV (a)	65,031	1,753,720

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd. (a)	90,609	535,232

Diversified Telecommunication Services 0.0%
Telecom Corp of New Zealand Ltd. (a)	278,776	503,402

2009 Annual Report 55

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

NEW ZEALAND (continued)

Electric Utilities 0.0%
Contact Energy Ltd.* (a)	33,428	$148,869

Hotels, Restaurants & Leisure 0.0%
Sky City Entertainment Group Ltd. (a)	106,546	263,191

Transportation Infrastructure 0.0%
Auckland International Airport Ltd. (a)	125,454	180,470

NORWAY 0.7%
Chemicals 0.1%
Yara International ASA (a)	28,564	944,242

Commercial Banks 0.1%
DnB NOR ASA* (a)	110,489	1,265,711

Diversified Telecommunication Services 0.1%
Telenor ASA* (a)	126,654	1,633,070

Electrical Equipment 0.0%
Renewable Energy Corp. AS* (a)(b)	46,103	274,587

Energy Equipment & Services 0.0%
Seadrill Ltd.* (a)	41,088	853,259

Industrial Conglomerates 0.1%
Orkla ASA (a)	116,362	1,075,737

Metals & Mining 0.0%
Norsk Hydro ASA* (a)	95,722	627,359

Oil, Gas & Consumable Fuels 0.3%
StatoilHydro ASA (a)	169,356	3,990,737

PORTUGAL 0.3%
Commercial Banks 0.1%
Banco Comercial Portugues SA, Class R (a)	312,775	445,888
Banco Espirito Santo SA (a)	85,089	628,003

		1,073,891

Construction Materials 0.0%
Cimpor Cimentos de Portugal SGPS SA (a)	41,410	322,735

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA (a)	85,775	980,453

Electric Utilities 0.1%
EDP — Energias de Portugal SA (a)	275,675	1,219,189

Food & Staples Retailing 0.0%
Jeronimo Martins SGPS SA (a)	33,211	295,855

Oil, Gas & Consumable Fuels 0.0%
Galp Energia SGPS SA, Class B (a)(b)	23,256	391,703

Transportation Infrastructure 0.0%
Brisa Auto-Estradas de Portugal SA (a)(b)	36,281	358,360

SINGAPORE 1.3%
Aerospace & Defense 0.0%
Singapore Technologies Engineering Ltd. (a)	232,000	467,401

Airlines 0.1%
Singapore Airlines Ltd. (a)	80,613	773,058

Commercial Banks 0.5%
DBS Group Holdings Ltd. (a)	258,050	2,363,112
Oversea-Chinese Banking Corp., Ltd. (a)	376,600	2,029,452
United Overseas Bank Ltd. (a)	183,500	2,199,589

		6,592,153

Distributors 0.0%
Jardine Cycle & Carriage Ltd. (a)	18,604	305,518

Diversified Financial Services 0.1%
Singapore Exchange Ltd. (a)	124,900	707,785

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd. (a)	1,201,003	2,490,559

Food & Staples Retailing 0.0%
Olam International Ltd. (a)(b)	180,500	346,487

Food Products 0.1%
Golden Agri-Resources Ltd.* (a)	893,360	268,859
Wilmar International Ltd. (a)	192,158	847,217

		1,116,076

Industrial Conglomerates 0.1%
Fraser and Neave Ltd. (a)	167,369	455,688
Keppel Corp. Ltd. (a)	192,000	1,103,441
SembCorp Industries Ltd. (a)	138,243	325,717

		1,884,846

Machinery 0.0%
Cosco Corp. Singapore Ltd. (a)	102,066	80,760
SembCorp Marine Ltd. (a)	151,200	368,799

		449,559

Marine 0.0%
Neptune Orient Lines Ltd. (a)	89,649	99,776

Media 0.1%
Singapore Press Holdings Ltd. (a)	239,500	655,863

Real Estate Investment Trusts (REITs) 0.0%
Ascendas Real Estate Investment Trust (a)	152,306	197,965
CapitaMall Trust (a)	335,800	377,197

		575,162

56 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

SINGAPORE (continued)

Real Estate Management & Development 0.1%
CapitaLand Ltd. (a)	387,345	$1,123,256
City Developments Ltd. (a)	75,099	526,162
UOL Group Ltd. (a)	119,120	284,186

		1,933,604

Road & Rail 0.0%
ComfortDelgro Corp., Ltd. (a)	280,620	304,927

Wireless Telecommunication Services 0.0%
StarHub Ltd. (a)	138,181	185,034

SPAIN 4.7%
Airlines 0.0%
Iberia Lineas Aereas de Espana* (a)	71,773	197,939

Biotechnology 0.0%
Grifols SA (a)	17,268	278,991

Commercial Banks 2.2%
Banco Bilbao Vizcaya Argentaria SA (a)	524,521	9,375,824
Banco de Sabadell SA (a)(b)	135,614	915,520
Banco de Valencia SA (a)	28,456	241,151
Banco Popular Espanol SA (a)	132,050	1,176,251
Banco Santander SA (a)	1,202,809	19,355,924
Bankinter SA (a)	47,862	504,408

		31,569,078

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	21,629	1,038,550
Fomento de Construcciones y Contratas SA (a)(b)	5,751	233,942
Grupo Ferrovial SA (a)	8,450	350,051
Sacyr Vallehermoso SA* (a)	13,066	197,672

		1,820,215

Diversified Financial Services 0.1%
Criteria Caixacorp SA (a)	143,853	701,257

Diversified Telecommunication Services 1.2%
Telefonica SA (a)	624,944	17,452,509

Electric Utilities 0.4%
Acciona SA (a)	3,829	466,434
Iberdrola SA (a)	541,496	4,905,187
Red Electrica Corp. SA (a)	16,306	842,202

		6,213,823

Electrical Equipment 0.1%
Gamesa Corp. Tecnologica SA (a)	26,325	481,037

Gas Utilities 0.1%
Enagas (a)	24,868	511,516
Gas Natural SDG SA (a)	33,732	677,702

		1,189,218

Independent Power Producers & Energy Traders 0.1%
EDP Renovaveis SA* (a)	37,892	377,672
Iberdrola Renovables SA (a)	127,285	565,801

		943,473

Information Technology Services 0.0%
Indra Sistemas SA (a)	14,845	349,108

Insurance 0.0%
Mapfre SA (a)	107,880	462,306

Machinery 0.0%
Zardoya Otis SA (a)	19,618	393,771

Media 0.0%
Gestevision Telecinco SA (a)	14,857	153,555

Metals & Mining 0.0%
Acerinox SA (a)(b)	21,083	419,281

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA (a)	107,855	2,871,242

Specialty Retail 0.1%
Inditex SA (a)(b)	32,893	1,930,794

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)(b)	42,420	901,976
Cintra Concesiones de Infraestructuras de Transporte SA (a)	29,958	308,222

		1,210,198

SWEDEN 2.5%
Building Products 0.1%
Assa Abloy AB, Class B (a)	45,448	794,191

Commercial Banks 0.6%
Nordea Bank AB (a)	468,735	5,031,129
Skandinaviska Enskilda Banken AB, Class A* (a)	219,172	1,327,575
Svenska Handelsbanken AB, Class A (a)	70,982	1,834,310
Swedbank AB* (a)	71,100	612,496

		8,805,510

Commercial Services & Supplies 0.0%
Securitas AB, Class B (a)	45,885	428,126

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B (a)	436,124	4,556,553

Construction & Engineering 0.1%
Skanska AB, Class B (a)(b)	58,256	854,903

Diversified Financial Services 0.1%
Investor AB, Class B (a)	66,600	1,178,349

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B (a)	44,899	654,438

2009 Annual Report 57

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

SWEDEN (continued)
Diversified Telecommunication Services (continued)

TeliaSonera AB (a)	317,999	$2,107,678

		2,762,116

Health Care Equipment & Supplies 0.0%
Getinge AB, Class B (a)	29,071	541,718

Household Durables 0.1%
Electrolux AB* (a)	33,824	810,726
Husqvarna AB, Class B* (a)	61,391	386,580

		1,197,306

Machinery 0.5%
Alfa Laval AB (a)	46,689	570,247
Atlas Copco AB, Class A (a)	97,392	1,305,934
Atlas Copco AB, Class B (a)	64,865	772,855
Sandvik AB (a)	146,649	1,619,936
Scania AB, Class B (a)	46,407	595,338
SKF AB, Class B (a)	54,232	858,764
Volvo AB, Class A (a)	65,399	603,967
Volvo AB, Class B (a)	157,406	1,490,685

		7,817,726

Metals & Mining 0.0%
SSAB AB, Class A (a)	22,381	341,171
Ssab Svenskt Stal AG (a)	8,917	124,684

		465,855

Oil, Gas & Consumable Fuels 0.0%
Lundin Petroleum AB* (a)	32,091	271,824

Paper & Forest Products 0.1%
Holmen AB, Class B (a)	7,619	205,624
Svenska Cellulosa AB, Class B (a)	82,876	1,138,803

		1,344,427

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B (a)	73,765	4,189,975

Tobacco 0.1%
Swedish Match AB (a)	35,028	718,902

SWITZERLAND 8.1%
Biotechnology 0.1%
Actelion Ltd.* (a)	15,078	831,144

Building Products 0.1%
Geberit AG (a)	6,159	1,018,869

Capital Markets 1.3%
Credit Suisse Group AG (a)	169,681	9,070,668
GAM Holding Ltd. (a)	31,816	388,158
UBS AG* (a)	536,458	8,945,299

		18,404,125

Chemicals 0.3%
Givaudan SA (a)	1,103	818,799
Syngenta AG (a)	14,612	3,459,848

		4,278,647

Commercial Banks 0.1%
Julius Baer Group Ltd.	31,816	1,197,713

Computers & Peripherals 0.0%
Logitech International SA* (a)	27,443	468,453

Construction Materials 0.2%
Holcim Ltd.* (a)	36,988	2,354,093

Diversified Financial Services 0.0%
Pargesa Holding SA (a)	4,636	371,091

Diversified Telecommunication Services 0.1%
Swisscom AG (a)	3,625	1,308,328

Electric Utilities 0.0%
BKW FMB Energie AG (a)	1,904	156,620

Electrical Equipment 0.4%
ABB Ltd.* (a)	332,706	6,188,785

Food Products 1.8%
Aryzta AG* (a)(b)	13,844	543,440
Lindt & Spruengli AG (a)(b)	116	616,766
Nestle SA (a)	548,580	25,509,833

		26,670,039

Health Care Equipment & Supplies 0.1%
Nobel Biocare Holding AG (a)	18,741	531,698
Sonova Holding AG (a)	6,990	719,443
Straumann Holding AG (a)	1,000	241,375

		1,492,516

Insurance 0.6%
Baloise Holding AG (a)	7,537	645,332
Swiss Life Holding AG* (a)	4,495	538,425
Swiss Reinsurance Co., Ltd. (a)	52,068	2,120,240
Zurich Financial Services AG (a)	22,152	5,072,644

		8,376,641

Life Sciences Tools & Services 0.0%
Lonza Group AG (a)(b)	6,529	507,706

Machinery 0.0%
Schindler Holding AG (a)	11,989	823,965

Marine 0.0%
Kuehne + Nagel International AG (a)	8,140	737,514

Metals & Mining 0.3%
Xstrata PLC* (a)	278,049	4,004,884

Pharmaceuticals 2.3%
Novartis AG (a)	318,869	16,604,834
Roche Holding AG (a)	105,926	16,965,420

		33,570,254

58 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

SWITZERLAND (continued)

Professional Services 0.1%
Adecco SA (a)	17,948	$801,996
SGS SA (a)	708	945,743

		1,747,739

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV (a)	102,946	826,168

Textiles, Apparel & Luxury Goods 0.2%
Compagnie Financiere Richemont SA (a)	78,707	2,203,313
Swatch Group AG, (The) (a)	11,099	1,374,974

		3,578,287

UNITED KINGDOM 20.3%
Aerospace & Defense 0.4%
BAE Systems PLC (a)	517,677	2,661,932
Cobham PLC (a)	167,466	601,754
Rolls-Royce Group PLC, Class C* (a)	16,282,860	26,724
Rolls-Royce Group PLC* (a)	271,381	2,001,383

		5,291,793

Airlines 0.0%
British Airways PLC* (a)	82,024	243,587

Beverages 0.7%
Diageo PLC (a)	366,049	5,962,212
SABMiller PLC (a)	136,922	3,588,944

		9,551,156

Capital Markets 0.2%
3I Group PLC (a)	155,338	668,600
ICAP PLC (a)	76,023	505,267
Investec PLC (a)	54,626	389,926
Man Group PLC (a)	250,180	1,265,204
Schroders PLC (a)	14,441	259,659

		3,088,656

Chemicals 0.1%
Johnson Matthey PLC (a)	33,945	781,728

Commercial Banks 3.3%
Barclays PLC* (a)	1,616,311	8,471,195
HSBC Holdings PLC (a)	2,536,687	28,030,632
Lloyds Banking Group PLC* (a)	2,390,782	3,370,923
Royal Bank of Scotland Group PLC* (a)	2,476,485	1,689,402
Standard Chartered PLC (a)	294,416	7,222,609

		48,784,761

Commercial Services & Supplies 0.1%
G4S PLC (a)	185,050	765,046
Serco Group PLC (a)	71,383	590,520

		1,355,566

Construction & Engineering 0.0%
Balfour Beatty PLC (a)	102,981	447,693

Containers & Packaging 0.0%
Rexam PLC (a)	128,431	581,562

Diversified Financial Services 0.0%
London Stock Exchange Group PLC (a)	21,555	299,839

Diversified Telecommunication Services 0.2%
BT Group PLC, Class A (a)	1,134,493	2,431,163
Cable & Wireless PLC (a)	371,694	881,913

		3,313,076

Electric Utilities 0.2%
Scottish & Southern Energy PLC (a)	134,824	2,379,607

Energy Equipment & Services 0.1%
Amec PLC (a)	48,731	641,809
Petrofac Ltd. (a)	25,628	394,438

		1,036,247

Food & Staples Retailing 0.7%
J Sainsbury PLC (a)	170,226	918,646
Tesco PLC (a)	1,157,271	7,716,324
WM Morrison Supermarkets PLC (a)	305,906	1,402,025

		10,036,995

Food Products 0.6%
Associated British Foods PLC (a)	52,012	704,300
Cadbury PLC (a)	207,062	2,617,800
Unilever PLC (a)	187,993	5,616,436

		8,938,536

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC (a)	129,484	1,144,618

Hotels, Restaurants & Leisure 0.3%
Carnival PLC (a)	23,542	729,832
Compass Group PLC (a)	270,511	1,715,581
Intercontinental Hotels Group PLC (a)	37,541	479,889
Ladbrokes PLC (a)	135,993	270,907
Thomas Cook Group PLC (a)	61,013	204,313
Tui Travel PLC (a)	81,883	311,996
Whitbread PLC (a)	25,542	531,350

		4,243,868

Household Durables 0.0%
Berkeley Group Holdings PLC* (a)	13,921	194,303

Household Products 0.3%
Reckitt Benckiser Group PLC (a)	88,321	4,387,328

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC (a)	55,054	418,862
International Power PLC (a)	222,865	925,263

		1,344,125

2009 Annual Report 59

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Industrial Conglomerates 0.1%
Smiths Group PLC (a)	56,989	$831,806
Tomkins PLC (a)	132,879	364,540

		1,196,346

Insurance 0.8%
Admiral Group PLC (a)	24,949	419,387
Aviva PLC (a)	401,196	2,508,740
Friends Provident Group PLC (a)	363,418	484,524
Legal & General Group PLC (a)	858,608	1,101,713
Old Mutual PLC (a)	772,743	1,341,185
Prudential PLC (a)	369,669	3,357,844
RSA Insurance Group PLC (a)	488,085	967,201
Standard Life PLC (a)	324,155	1,155,538

		11,336,132

Internet & Catalog Retail 0.0%
Home Retail Group PLC (a)	128,535	611,783

Machinery 0.0%
Invensys PLC (a)	117,422	542,760

Media 0.4%
British Sky Broadcasting Group PLC (a)	166,134	1,448,541
Pearson PLC (a)	118,649	1,612,766
Reed Elsevier PLC (a)	177,553	1,344,286
WPP PLC (a)	183,505	1,644,551

		6,050,144

Metals & Mining 1.9%
Anglo American PLC* (a)	192,796	6,975,937
Antofagasta PLC (a)	57,763	727,777
BHP Billiton PLC (a)	323,278	8,710,690
Eurasian Natural Resources Corp. (a)	37,171	505,826
Kazakhmys PLC* (a)	31,349	557,906
Lonmin PLC* (a)	22,443	536,889
Rio Tinto PLC (a)	200,114	8,846,998
Vedanta Resources PLC (a)	20,254	693,017

		27,555,040

Multiline Retail 0.2%
Marks & Spencer Group PLC (a)	231,171	1,294,755
Next PLC (a)	28,868	846,907

		2,141,662

Multi-Utilities 0.5%
Centrica PLC (a)	749,689	3,045,593
National Grid PLC (a)	356,292	3,529,376
United Utilities Group PLC (a)	99,851	719,864

		7,294,833

Oil, Gas & Consumable Fuels 4.4%
BG Group PLC (a)	492,102	8,470,686
BP PLC (a)	2,744,231	25,714,123
Cairn Energy PLC* (a)	20,167	869,800
Royal Dutch Shell PLC, Class B (a)	394,786	11,364,880
Royal Dutch Shell PLC, Class A	519,354	15,333,183
Tullow Oil PLC (a)	117,412	2,274,498

		64,027,170

Pharmaceuticals 1.8%
AstraZeneca PLC (a)	212,027	9,518,202
GlaxoSmithKline PLC (a)	759,759	15,584,687
Shire PLC (a)	82,073	1,451,514

		26,554,403

Professional Services 0.1%
Capita Group PLC (The) (a)	91,114	1,137,978

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC (a)	124,826	964,106
Hammerson PLC (a)	101,892	675,847
Land Securities Group PLC (a)	110,739	1,198,203
Liberty International PLC (a)	65,588	484,149
Segro plc (a)	106,329	612,732

		3,935,037

Road & Rail 0.0%
Firstgroup PLC (a)	72,664	446,887

Software 0.1%
Autonomy Corp. PLC* (a)	31,364	689,590
Sage Group PLC (The) (a)	192,029	670,539

		1,360,129

Specialty Retail 0.1%
Carphone Warehouse Group PLC (a)	53,270	160,658
Kingfisher PLC (a)	345,892	1,264,273

		1,424,931

Textiles, Apparel & Luxury Goods 0.0%
Burberry Group PLC (a)	63,436	559,418

Tobacco 0.9%
British American Tobacco PLC (a)	292,415	9,318,083
Imperial Tobacco Group PLC (a)	148,888	4,387,628

		13,705,711

Trading Companies & Distributors 0.1%
Bunzl PLC (a)	47,925	521,022
Wolseley PLC* (a)	41,582	841,120

		1,362,142

Water Utilities 0.0%
Severn Trent PLC (a)	34,630	539,445

Wireless Telecommunication Services 1.2%
Vodafone Group PLC (a)	7,687,618	16,942,186

60 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc. (a)	8,950	$1,061,750

Total Common Stocks (cost $1,506,316,720)		1,425,063,134

Preferred Stocks 0.4%
GERMANY 0.4%
Automobiles 0.2%
Bayerische Motoren Werke AG (a)	8,063	264,997
Porsche Automobil Holding SE (a)	13,193	1,009,161
Volkswagen AG (a)	15,868	1,580,895

		2,855,053

Health Care Equipment & Supplies 0.1%
Fresenius SE (a)	12,148	705,738

Household Products 0.1%
Henkel AG & Co. KGaA (a)	26,862	1,223,424

Multi-Utilities 0.0%
RWE AG (a)	6,674	523,710

		5,307,925

Total Preferred Stocks (cost $5,318,612)		5,307,925

Rights 0.0%

	Number of Rights

AUSTRALIA 0.0%
Diversified Manufacturing 0.0%
CSR ORD NPV 12/4/2009* (a)	31,313	0

BELGIUM 0.0%
Beverages 0.0%
Anheuser-Busch InBev NV 12/31/2049* (a)	47,992	353

Commercial Banks 0.0%
Fortis 12/31/2049* (a)	368,527	0

		353

GERMANY 0.0%
Hotels, Restaurants & Leisure 0.0%
TUI AG NPV 11/11/2009* (a)	20,871	0

Total Rights (cost $–)		353

Warrants 0.0%

	Number of Warrants	Market Value

ITALY 0.0%
Capital Markets 0.0%
Mediobanca SPA 3/18/2011* (a)	71,477	0

Equity 0.0%
UBI Banca SCPA 6/30/2011*	107,687	10,142

		10,142

JAPAN 0.0%
Metals & Mining 0.0%
Dowa Holdings Co., Ltd. 1/29/2010* (a)	67,800	0

Total Warrants (cost $–)		10,142

Exchange Traded Fund 0.2%

	Shares

UNITED STATES 0.2%
Mutual Funds 0.2%
iShares MSCI EAFE Index Fund	48,360	2,577,588

Total Exchange Traded Fund (cost $2,680,668)		2,577,588

Mutual Fund 0.3%

	Shares

Money Market Fund 0.3%
Invesco AIM Liquid Assets Portfolio, 0.21% (c)	4,977,410	4,977,410

Total Mutual Fund (cost $4,977,410)		4,977,410

2009 Annual Report 61

Statement of Investments (Continued)
October 31, 2009

Nationwide International Index Fund (Continued)

Repurchase Agreement 1.9%

	Principal Amount	Market Value

Morgan Stanley, Morgan Stanley 0.08%, dated 10/30/09, due 11/02/09, repurchase price $27,413,405, collateralized by U.S. Government Agency Securities 4.00% - 6.50%, maturing 08/01/17 - 11/01/39; total market value of $27,961,691 (d)	$27,413,222	27,413,222

Total Repurchase Agreement (cost $27,413,222)		27,413,222

Total Investments (cost $1,546,706,632) (e) — 100.3%		1,465,349,774

Liabilities in excess of other assets — (0.3)%		(4,106,626)

NET ASSETS — 100.0%		$1,461,243,148

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $25,648,497.

(c)	Represents 7-day effective yield as of October 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $27,413,222.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AE	Limited Company

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SE	Sweden

SGPS	Holding Enterprise

SP	Spain

SpA	Limited Share Company

At October 31, 2009, the Fund’s open forward foreign currency exchange contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australian Dollar	11/12/09	(195,000)	$(161,004)	$(175,383)	$(14,379)
Australian Dollar	11/12/09	(500,000)	(418,298)	(449,700)	(31,402)
Australian Dollar	11/12/09	(10,000)	(8,290)	(8,994)	(704)
British Pound	9/28/09	(44,500)	(706,864)	(706,864)	–
British Pound	11/12/09	(150,000)	(244,839)	(246,174)	(1,335)
British Pound	11/12/09	(75,000)	(121,103)	(123,087)	(1,984)
British Pound	11/12/09	(720,000)	(1,151,951)	(1,181,635)	(29,684)
British Pound	11/12/09	(585,000)	(962,375)	(960,078)	2,297
British Pound	11/12/09	(130,000)	(211,424)	(213,351)	(1,927)
British Pound	11/12/09	(395,000)	(651,279)	(648,258)	3,021
British Pound	11/12/09	(150,000)	(239,168)	(246,174)	(7,006)
British Pound	11/12/09	(475,000)	(775,943)	(779,551)	(3,608)
British Pound	11/12/09	(130,000)	(209,382)	(213,350)	(3,968)
British Pound	11/12/09	(60,000)	(95,331)	(98,470)	(3,139)
Euro	11/12/09	(285,000)	(406,267)	(419,412)	(13,145)
Euro	11/12/09	(200,000)	(290,786)	(294,324)	(3,538)
Euro	11/12/09	(101,000)	(144,942)	(148,634)	(3,692)
Euro	11/12/09	(220,000)	(325,517)	(323,756)	1,761
Euro	11/12/09	(1,195,000)	(1,697,723)	(1,758,585)	(60,862)
Euro	11/12/09	(200,000)	(296,648)	(294,325)	2,323
Euro	11/12/09	(1,160,000)	(1,698,648)	(1,707,079)	(8,431)
Euro	11/12/09	(165,000)	(247,973)	(242,818)	5,155
Japanese Yen	11/12/09	(9,915,000)	(110,531)	(110,153)	378
Japanese Yen	11/12/09	(30,290,000)	(343,022)	(336,515)	6,507
Japanese Yen	11/12/09	(15,000,000)	(167,889)	(166,647)	1,242

Total Short Contracts			$(11,687,197)	$(11,853,317)	$(166,120)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2009

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Long Contracts:
Australian Dollar	11/12/09	455,000	$379,384	$409,227	$29,843
Australian Dollar	11/12/09	150,000	124,989	134,910	9,921
Australian Dollar	11/12/09	100,000	82,770	89,940	7,170
British Pound	11/12/09	445,000	706,864	730,316	23,452
British Pound	11/12/09	100,000	164,961	164,116	(845)
British Pound	11/12/09	250,000	419,256	410,290	(8,966)
British Pound	11/12/09	125,000	205,504	205,145	(359)
British Pound	11/12/09	1,930,900	3,284,083	3,168,916	(115,167)
British Pound	11/12/09	450,000	717,220	738,522	21,302
British Pound	11/12/09	95,000	154,040	155,910	1,870
British Pound	11/12/09	35,000	57,165	57,441	276
British Pound	11/12/09	50,000	81,997	82,058	61
British Pound	11/12/09	600,000	954,267	984,696	30,429
British Pound	11/12/09	44,500	706,864	706,864	–
Euro	11/12/09	375,000	550,907	551,857	950
Euro	11/12/09	425,000	598,538	625,438	26,900
Euro	11/12/09	75,000	107,339	110,371	3,032
Euro	11/12/09	200,000	282,215	294,325	12,110
Euro	11/12/09	300,000	437,560	441,486	3,926
Euro	11/12/09	775,000	1,135,587	1,140,506	4,919
Euro	11/12/09	189,000	267,612	278,136	10,524
Euro	11/12/09	345,000	513,689	507,709	(5,980)
Euro	11/12/09	850,000	1,246,376	1,250,877	4,501
Euro	11/12/09	250,000	359,005	367,905	8,900
Euro	11/12/09	2,269,000	3,270,734	3,339,106	68,372
Euro	11/12/09	660,000	991,099	971,269	(19,830)
Japanese Yen	11/12/09	59,685,000	657,056	663,087	6,031
Japanese Yen	11/12/09	45,085,000	504,246	500,884	(3,362)
Japanese Yen	11/12/09	15,000,000	163,105	166,647	3,542

Total Long Contracts			$19,124,432	$19,247,954	$123,522

Amounts designated as “—” are zero or have been rounded to zero.

At October 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

160	DJ Euro STOXX 50	12/18/09	$6,410,694	$(313,338)
109	FTSE 100 Index	12/18/09	8,865,982	(207,461)
3	Hang Seng Index	11/27/09	418,640	(7,179)
112	OMXS30 Index	11/20/09	1,528,827	45,114
38	SPI 200 Index	12/17/09	3,829,801	(37,994)
81	Topix Index	12/10/09	7,943,232	(231,092)

			$28,997,176	$(751,950)

2009 Annual Report 63

Statement of Assets and Liabilities
October 31, 2009

Nationwide
International
Index Fund

Assets:
Investments, at value (cost $1,519,293,410)*	$1,437,936,552
Repurchase agreements, at value and cost	27,413,222

Total Investments	1,465,349,774

Cash	321,659
Foreign currencies, at value (cost $20,161,524)	20,350,391
Deposits with broker for futures	2,309,000
Interest and dividends receivable	2,717,251
Security lending income receivable	18,692
Receivable for capital shares issued	236,034
Reclaims receivable	914,111
Unrealized appreciation on forward foreign currency exchange contracts (Note 2)	300,715
Prepaid expenses and other assets	21,551

Total Assets	1,492,539,178

Liabilities:
Payable for investments purchased	828,091
Payable for capital shares redeemed	1,763,197
Payable for variation margin on futures contracts	210,129
Unrealized depreciation on forward foreign currency exchange contracts (Note 2)	343,313
Payable upon return of securities loaned (Note 2)	27,413,222
Accrued expenses and other payables:
Investment advisory fees	270,808
Fund administration fees	146,506
Distribution fees	77,112
Administrative servicing fees	51,514
Accounting and transfer agent fees	11,316
Trustee fees	15,172
Custodian fees	18,192
Compliance program costs (Note 3)	10,620
Professional fees	93,302
Other	43,536

Total Liabilities	31,296,030

Net Assets	$1,461,243,148

Represented by:
Capital	$1,554,877,945
Accumulated undistributed net investment income	11,067,578
Accumulated net realized losses from investment, futures, and foreign currency transactions	(22,850,023)
Net unrealized appreciation/(depreciation) from investments	(81,356,858)
Net unrealized appreciation/(depreciation) from futures (Note 2)	(751,950)
Net unrealized appreciation/(depreciation) from forward foreign currency exchange contracts (Note 2)	(42,598)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	299,054

Net Assets	$1,461,243,148

*	Includes value of securities on loan of $25,648,497 (Note 2)

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2009

Nationwide
International
Index Fund

Net Assets:
Class A Shares	$349,861,598
Class B Shares	401,295
Class C Shares	645,429
Class R2 Shares (a)	5,427
Institutional Class Shares	1,110,329,399

Total	$1,461,243,148

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	51,106,166
Class B Shares	59,916
Class C Shares	98,408
Class R2 Shares (a)	794
Institutional Class Shares	161,678,752

Total	212,944,036

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.85
Class B Shares (b)	$6.70
Class C Shares (c)	$6.56
Class R2 Shares (a)	$6.84
Institutional Class Shares	$6.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.27

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 65

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
International
Index Fund

INVESTMENT INCOME:
Dividend income	$47,857,539
Income from securities lending (Note 2)	1,854,376
Foreign tax withholding	(4,426,335)

Total Income	45,285,580

EXPENSES:
Investment advisory fees	3,619,233
Fund administration fees	1,607,214
Distribution fees Class A	708,659
Distribution fees Class B	3,440
Distribution fees Class C	5,744
Distribution fees Class R2	27
Administrative servicing fees Class A	472,106
Registration and filing fees	57,401
Professional fees	253,176
Printing fees	65,408
Trustee fees	88,426
Custodian fees	50,866
Accounting and transfer agent fees	142,642
Compliance program costs (Note 3)	33,109
Other	126,849

Total expenses before earnings credit and reimbursed expenses	7,234,300
Earnings credit (Note 5)	(720)
Expenses reimbursed by adviser	(1,076,868)

Net Expenses	6,156,712

NET INVESTMENT INCOME	39,128,868

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(18,148,639)
Net realized gains from futures transactions (Note 2)	4,557,750
Net realized gains from foreign currency transactions	5,125,553

Net realized losses from investment, futures and foreign currency transactions	(8,465,336)

Net change in unrealized appreciation/(depreciation) from investments	303,160,685
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(219,114)
Net change in unrealized appreciation/(depreciation) from forward foreign currency exchange contracts (Note 2)	377,987
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	554,002

Net change in unrealized appreciation/(depreciation) from investments, futures and foreign currency transactions	303,873,560

Net realized/unrealized gains from investments and futures	295,408,224

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$334,537,092

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

66 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$39,128,868	$64,297,419
Net realized gains (losses) from investment, futures and foreign currency transactions	(8,465,336)	128,242,943
Net change in unrealized appreciation/(depreciation) from investments, futures, and foreign currency transactions	303,873,560	(1,332,266,109)

Change in net assets resulting from operations	334,537,092	(1,139,725,747)

Distributions to Shareholders From:
Net investment income:
Class A	(8,787,908)	(8,067,405)
Class B	(9,396)	(15,885)
Class C	(16,301)	(37,988)
Class R2 (a)	(160)	(83)
Institutional Class	(38,890,142)	(66,046,009)
Net realized gains:
Class A	(26,827,471)	(5,912,646)
Class B	(37,356)	(18,506)
Class C	(69,280)	(45,457)
Class R2 (a)	(596)	(30)
Institutional Class	(101,652,007)	(59,206,432)

Change in net assets from shareholder distributions	(176,290,617)	(139,350,441)

Change in net assets from capital transactions	14,514,027	(92,847,795)

Change in net assets	172,760,502	(1,371,923,983)

Net Assets:
Beginning of year	1,288,482,646	2,660,406,629

End of year	$1,461,243,148	$1,288,482,646

Accumulated undistributed net investment income at end of year	$11,067,578	$11,705,792

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$65,921,482	$270,373,904
Dividends reinvested	35,390,835	13,862,259
Cost of shares redeemed (b)	(41,816,685)	(59,576,624)

Total Class A	59,495,632	224,659,539

Class B Shares
Proceeds from shares issued	65,522	21,163
Dividends reinvested	38,003	28,362
Cost of shares redeemed	(89,389)	(41,457)

Total Class B	14,136	8,068

Class C Shares
Proceeds from shares issued	165,829	259,018
Dividends reinvested	45,208	51,518
Cost of shares redeemed (b)	(300,697)	(429,039)

Total Class C	(89,660)	(118,503)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – See Notes 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 67

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares(a)
Proceeds from shares issued	$–	$8,000
Dividends reinvested	756	113
Cost of shares redeemed	(1,800)	–

Total Class R2	(1,044)	8,113

Institutional Class Shares
Proceeds from shares issued	176,627,522	272,570,136
Dividends reinvested	140,539,034	125,250,333
Cost of shares redeemed (b)	(362,071,593)	(715,225,481)

Total Institutional Class	(44,905,037)	(317,405,012)

Change in net assets from capital transactions:	$14,514,027	$(92,847,795)

SHARE TRANSACTIONS:
Class A Shares
Issued	11,340,751	26,530,083
Reinvested	6,409,728	1,330,513
Redeemed	(7,081,685)	(5,910,974)

Total Class A Shares	10,668,794	21,949,622

Class B Shares
Issued	10,675	2,117
Reinvested	7,059	2,685
Redeemed	(15,132)	(5,104)

Total Class B Shares	2,602	(302)

Class C Shares
Issued	29,266	25,543
Reinvested	8,561	4,950
Redeemed	(58,075)	(48,673)

Total Class C Shares	(20,248)	(18,180)

Class R2 Shares(a)
Issued	–	850
Reinvested	138	12
Redeemed	(298)	–

Total Class R2 Shares	(160)	862

Institutional Class Shares
Issued	33,095,502	29,672,868
Reinvested	25,314,809	11,716,850
Redeemed	(59,142,801)	(70,889,053)

Total Institutional Class Shares	(732,490)	(29,499,335)

Total change in shares:	9,918,498	(7,567,333)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees – See Notes 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

68 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized
			and											Ratio of
			Unrealized										Ratio of Net	Expenses
	Net Asset		Gains									Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%	$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%	$232,958,284	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	–	$10.59	26.89%	$103,403,038	0.76%	1.95%	0.80%	8.66%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	–	$8.69	17.83%	$40,558,775	0.76%	1.81%	0.83%	12.24%

Class B Shares
Year Ended October 31, 2009 (f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%	$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%	$713,940	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	–	$10.42	25.98%	$604,517	1.37%	1.41%	1.41%	8.66%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	–	$8.57	17.17%	$395,925	1.36%	1.14%	1.43%	12.24%

Class C Shares
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%	$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%	$1,665,407	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	–	$10.25	26.06%	$639,287	1.37%	1.36%	1.41%	8.66%
Period Ended October 31, 2005 (g)	$8.27	0.09	0.19	0.28	(0.11)	–	(0.11)	–	$8.44	3.63%	$151,484	1.36%	1.57%	1.43%	12.24%

Class R2 Shares
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%	$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%	$1,164	0.76%	2.82%	0.77%	6.15%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%	$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%	$2,425,067,834	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	–	$10.61	27.32%	$1,900,802,330	0.37%	2.34%	0.41%	8.66%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	–	$8.70	18.26%	$1,320,671,391	0.36%	2.17%	0.43%	12.24%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 69

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400 (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2009, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 17.23% versus 18.18% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 369 funds as of October 31, 2009) was 17.54% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors represented in the S&P 400 Index recorded positive returns for the Fund for the annual reporting period. Cyclical sectors outperformed, led by information technology and consumer discretionary, which advanced an impressive 33.32% and 30.54%, respectively. Materials, with 24.90%, and energy, with 19.34%, evidenced solid gains. Fund holdings industrials Oshkosh Corp., consumer discretionary Chico’s FAS, Inc. and financials AmeriCredit Corp. were the strongest performers among individual stocks within the Index.

What areas of investment detracted from Fund performance?

Financials posted comparatively weak results, with a gain of just 1.05% for the reporting period. Among individual stocks within the Index, fund holdings financials Wilmington Trust Corp., Cathay General Bancorp and Synovus Financial Corp. posted the lowest returns.

What is your outlook for the near term?

We believe the world economies are now three or four months into their recovery from what some have been calling the “Great Recession.” Monetary and fiscal stimulus efforts clearly have taken hold, and the resulting initial growth spurt has been sharp and rapid. We maintain our belief that after this quick run-up in growth, the economies of the developed world will transition into a period of lower long-term growth, because ongoing deleveraging will continue to act as a headwind for the economy.

In such an environment, equity markets should be able to continue to gain, at least until global policymakers shift into tightening cycles. From our perspective, we believe the markets are at least several months away from that scenario.

Beyond that point, the outlook is less clear. The market rally appears to have evolved from one driven by liquidity influxes and policy measures into one based more on recovering corporate profits. At some point, we believe the markets will require clearer evidence that corporate revenue growth is sustainable, and unless or until that occurs, we should see some continued back-and-forth action in the markets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

70 Annual Report 2009

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return
For periods ended October 31, 2009

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	17.23%	2.51%	4.76%
	w/SC3	10.52%	1.30%	4.13%

Class B4	w/o SC2	16.73%	1.90%	4.19%
	w/SC5	11.73%	1.59%	4.19%

Class C6	w/o SC2	16.63%	1.89%	4.18%
	w/SC7	15.63%	1.89%	4.18%

Class R2[8,9,10]		17.09%	2.50%	4.75%

Institutional Class[8]		17.77%	2.94%	5.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.77%	0.72%

Class B	1.37%	1.32%

Class C	1.37%	1.32%

Class R2	1.07%	1.02%

Institutional Class	0.37%	0.32%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 71

Shareholder	Nationwide Mid Cap Market Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Mid Cap			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Market Index Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,178.80	4.01	0.80
	Hypothetical	[b]	1,000.00	1,021.53	3.72	0.80

Class B Shares	Actual		1,000.00	1,177.50	7.24	1.32
	Hypothetical	[b]	1,000.00	1,018.55	6.72	1.32

Class C Shares	Actual		1,000.00	1,176.30	7.24	1.32
	Hypothetical	[b]	1,000.00	1,018.55	6.72	1.32

Class R2 Shares (c)	Actual		1,000.00	1,179.20	4.72	0.91
	Hypothetica	[b]	1,000.00	1,020.87	4.38	0.91

Institutional Class Shares	Actual		1,000.00	1,182.50	1.76	0.32
	Hypothetical	[b]	1,000.00	1,023.59	1.63	0.32

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

72 Annual Report 2009

Portfolio Summary	Nationwide Mid Cap Market Index Fund
October 31, 2009

Asset Allocation

Common Stocks	97.2%
Mutual Fund	2.7%
Repurchase Agreement	2.5%
Liabilities in excess of other assets	(2	.4)%

	100.0%

Top Industries†

Real Estate Investment Trusts	6.3%
Specialty Retail	5.1%
Machinery	5.1%
Insurance	4.4%
Health Care Equipment & Supplies	3.7%
Oil, Gas & Consumable Fuels	3.6%
Software	3.6%
Information Technology Services	3.2%
Commercial Banks	3.1%
Health Care Providers & Services	3.0%
Other Industries*	58.9%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	2.7%
priceline.com, Inc.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Ross Stores, Inc.	0.6%
Newfield Exploration Co.	0.6%
Everest Re Group Ltd.	0.6%
Joy Global, Inc.	0.6%
Pride International, Inc.	0.6%
Cerner Corp.	0.6%
Henry Schein, Inc.	0.6%
Other Holdings*	91.7%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 73

Statement of Investments
October 31, 2009

Nationwide Mid Cap Market Index Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 0.5%
Alliant Techsystems, Inc.*	27,500	$2,138,950
BE Aerospace, Inc.*	85,744	1,520,241

		3,659,191

Airlines 0.3%
AirTran Holdings, Inc.*	109,760	464,285
Alaska Air Group, Inc.*	29,800	766,456
JetBlue Airways Corp.*	178,025	883,004

		2,113,745

Auto Components 0.7%
BorgWarner, Inc.	98,840	2,996,829
Gentex Corp.	116,780	1,869,648

		4,866,477

Automobiles 0.1%
Thor Industries, Inc.	30,100	789,222

Beverages 0.5%
Hansen Natural Corp.*	61,500	2,223,225
PepsiAmericas, Inc.	49,400	1,444,456

		3,667,681

Biotechnology 1.2%
OSI Pharmaceuticals, Inc.*	49,200	1,585,224
United Therapeutics Corp.*	39,700	1,688,838
Vertex Pharmaceuticals, Inc.*	153,190	5,141,056

		8,415,118

Building Products 0.2%
Lennox International, Inc.	40,700	1,370,369

Capital Markets 2.1%
Affiliated Managers Group, Inc.*	35,381	2,246,340
Apollo Investment Corp.	138,806	1,249,254
Eaton Vance Corp.	99,600	2,827,644
Jefferies Group, Inc.*	103,900	2,711,790
Raymond James Financial, Inc.	83,780	1,978,046
SEI Investments Co.	110,180	1,924,844
Waddell & Reed Financial, Inc., Class A	72,800	2,042,768

		14,980,686

Chemicals 3.1%
Albemarle Corp.	77,600	2,450,608
Ashland, Inc.	63,100	2,179,474
Cabot Corp.	55,400	1,214,922
Cytec Industries, Inc.	41,000	1,359,970
Lubrizol Corp.	57,380	3,819,213
Minerals Technologies, Inc.	16,440	809,835
Olin Corp.	66,360	1,013,317
RPM International, Inc.	109,300	1,925,866
Scotts Miracle-Gro Co. (The), Class A	37,920	1,540,310
Sensient Technologies Corp.	42,280	1,069,261
Terra Industries, Inc.	85,750	2,724,278
Valspar Corp.	85,500	2,169,135

		22,276,189

Commercial Banks 3.2%
Associated Banc-Corp.	108,421	1,388,873
BancorpSouth, Inc.	62,200	1,404,476
Bank of Hawaii Corp.	40,600	1,802,640
Cathay General Bancorp (a)	48,200	425,606
City National Corp.	36,700	1,382,489
Commerce Bancshares, Inc.	58,085	2,228,140
Cullen/Frost Bankers, Inc.	50,630	2,368,978
FirstMerit Corp.	71,717	1,359,037
Fulton Financial Corp.	152,400	1,258,824
International Bancshares Corp.	44,000	653,400
PacWest Bancorp	23,540	399,709
SVB Financial Group*	28,099	1,159,084
Synovus Financial Corp.	403,400	895,548
TCF Financial Corp.	93,600	1,107,288
Trustmark Corp.	42,400	803,480
Valley National Bancorp (a)	121,270	1,610,466
Webster Financial Corp.	55,600	628,836
Westamerica Bancorp	24,720	1,181,616
Wilmington Trust Corp.	58,800	708,540

		22,767,030

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	37,380	887,028
Clean Harbors, Inc.*	19,300	1,089,485
Copart, Inc.*	56,200	1,807,954
Corrections Corp of America*	97,630	2,337,262
Deluxe Corp.	45,473	647,081
Herman Miller, Inc.	47,200	729,240
HNI Corp. (a)	38,970	1,025,690
Mine Safety Appliances Co.	26,100	665,289
Rollins, Inc.	34,247	619,186
Waste Connections, Inc.*	67,900	2,134,097

		11,942,312

Communications Equipment 1.9%
3Com Corp.*	331,505	1,703,936
ADC Telecommunications, Inc.*	81,925	531,693
ADTRAN, Inc.	47,359	1,091,152
Avocent Corp.*	37,606	935,261
CommScope, Inc.*	79,409	2,145,631
F5 Networks, Inc.*	66,524	2,986,262
Palm, Inc.* (a)	134,900	1,566,189
Plantronics, Inc.	42,800	1,031,908
Polycom, Inc.*	71,302	1,530,854

		13,522,886

74 Annual Report 2009

Common Stocks (continued)
	Shares
		Market Value

Computers & Peripherals 0.5%
Diebold, Inc.	56,133	$1,697,462
Imation Corp.	26,533	234,021
NCR Corp.*	134,760	1,367,814

		3,299,297

Construction & Engineering 1.5%
Aecom Technology Corp.*	93,400	2,357,416
Dycom Industries, Inc.*	34,700	342,836
Granite Construction, Inc.	28,560	815,673
KBR, Inc.	136,010	2,784,125
Shaw Group, Inc. (The)*	70,865	1,818,396
URS Corp.*	71,500	2,778,490

		10,896,936

Construction Materials 0.4%
Martin Marietta Materials, Inc.	37,764	3,146,496

Consumer Finance 0.2%
AmeriCredit Corp.*	81,320	1,435,298

Containers & Packaging 1.2%
AptarGroup, Inc.	58,900	2,079,759
Greif, Inc., Class A	29,000	1,552,080
Packaging Corp. of America	87,260	1,595,113
Sonoco Products Co.	84,700	2,265,725
Temple-Inland, Inc.	90,310	1,395,289

		8,887,966

Distributors 0.3%
LKQ Corp.*	121,700	2,101,759

Diversified Consumer Services 1.7%
Brink’s Home Security Holdings, Inc.*	37,780	1,170,424
Career Education Corp.*	58,449	1,218,077
Corinthian Colleges, Inc.*	73,880	1,171,737
ITT Educational Services, Inc.*	26,640	2,406,924
Matthews International Corp., Class A	26,910	988,404
Regis Corp.	48,020	779,845
Service Corp. International	219,500	1,507,965
Sotheby’s	56,700	899,262
Strayer Education, Inc.	11,840	2,403,165

		12,545,803

Diversified Telecommunication Services 0.1%
Cincinnati Bell, Inc.*	177,300	546,084

Electric Utilities 1.8%
Cleco Corp.	53,700	1,329,075
DPL, Inc.	97,257	2,464,492
Great Plains Energy, Inc.	113,958	1,971,474
Hawaiian Electric Industries, Inc.	77,600	1,385,160
IDACORP, Inc.	40,100	1,126,409
NV Energy, Inc.	198,920	2,279,623
PNM Resources, Inc.	73,450	787,384
Westar Energy, Inc.	92,250	1,766,588

		13,110,205

Electrical Equipment 1.6%
Ametek, Inc.	91,150	3,180,224
Hubbell, Inc., Class B	49,000	2,083,970
Roper Industries, Inc.	77,050	3,894,877
Thomas & Betts Corp.*	44,848	1,534,250
Woodward Governor Co.	47,800	1,123,778

		11,817,099

Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.*	101,433	2,570,312
Avnet, Inc.*	128,078	3,173,773
Ingram Micro, Inc., Class A*	138,200	2,439,230
Itron, Inc.*	33,900	2,035,356
National Instruments Corp.	48,530	1,295,751
Tech Data Corp.*	42,043	1,615,712
Trimble Navigation Ltd.*	103,500	2,170,395
Vishay Intertechnology, Inc.*	162,930	1,015,054

		16,315,583

Energy Equipment & Services 2.6%
Exterran Holdings, Inc.*	52,985	1,082,483
Helix Energy Solutions Group, Inc.*	77,200	1,059,956
Helmerich & Payne, Inc.	89,400	3,398,988
Oceaneering International, Inc.*	46,500	2,376,150
Patterson-UTI Energy, Inc.	128,740	2,005,769
Pride International, Inc.*	147,228	4,352,060
Superior Energy Services, Inc.*	66,290	1,432,527
Tidewater, Inc.	43,077	1,795,019
Unit Corp.*	34,200	1,336,536

		18,839,488

Food & Staples Retailing 0.4%
BJ’s Wholesale Club, Inc.*	46,257	1,620,383
Ruddick Corp.	34,400	919,168

		2,539,551

Food Products 1.2%
Corn Products International, Inc.	63,290	1,783,512
Flowers Foods, Inc.	65,700	1,534,752
Lancaster Colony Corp.	16,400	796,712
Ralcorp Holdings, Inc.*	47,600	2,556,120
Smithfield Foods, Inc.*	118,310	1,578,255
Tootsie Roll Industries, Inc.	21,933	544,158

		8,793,509

Gas Utilities 2.4%
AGL Resources, Inc.	65,540	2,291,278
Atmos Energy Corp.	78,200	2,177,870
Energen Corp.	60,800	2,667,904

2009 Annual Report 75

Statement of Investments (Continued)
October 31, 2009

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares
		Market Value

Gas Utilities (continued)

National Fuel Gas Co.	68,000	$3,083,120
Oneok, Inc.	89,356	3,235,581
UGI Corp.	91,900	2,194,572
WGL Holdings, Inc.	42,500	1,405,050

		17,055,375

Health Care Equipment & Supplies 3.8%
Beckman Coulter, Inc.	58,160	3,741,433
Edwards Lifesciences Corp.*	47,800	3,677,732
Gen-Probe, Inc.*	42,700	1,781,444
Hill-Rom Holdings, Inc.	54,965	1,076,764
Hologic, Inc.*	217,598	3,216,098
IDEXX Laboratories, Inc.* (a)	50,000	2,556,000
Immucor, Inc.*	60,700	1,085,316
Kinetic Concepts, Inc.*	51,800	1,719,242
Masimo Corp.*	43,000	1,142,510
ResMed, Inc.*	64,000	3,149,440
STERIS Corp.	49,680	1,453,637
Teleflex, Inc.	33,720	1,677,570
Thoratec Corp.*	48,000	1,260,480

		27,537,666

Health Care Providers & Services 3.1%
Community Health Systems, Inc.*	78,577	2,457,889
Health Management Associates, Inc., Class A*	209,100	1,275,510
Health Net, Inc.*	88,042	1,312,706
Henry Schein, Inc.*	76,474	4,040,121
Kindred Healthcare, Inc.*	31,320	460,404
LifePoint Hospitals, Inc.*	45,556	1,290,601
Lincare Holdings, Inc.*	57,563	1,808,054
Omnicare, Inc.	100,500	2,177,835
Owens & Minor, Inc.	35,400	1,447,506
Psychiatric Solutions, Inc.*	47,700	984,528
Universal Health Services, Inc., Class B	41,355	2,301,406
VCA Antech, Inc.*	72,027	1,715,683
WellCare Health Plans, Inc.*	35,750	934,148

		22,206,391

Health Care Technology 0.6%
Cerner Corp.*	57,040	4,337,322

Hotels, Restaurants & Leisure 1.7%
Bob Evans Farms, Inc.	27,029	710,052
Boyd Gaming Corp.*	46,700	343,712
Brinker International, Inc.	85,330	1,078,571
Cheesecake Factory, Inc. (The)*	51,050	928,089
Chipotle Mexican Grill, Inc., Class A* (a)	26,830	2,186,377
International Speedway Corp., Class A	24,400	622,444
Life Time Fitness, Inc.*	34,170	736,363
Panera Bread Co., Class A*	26,100	1,565,478
Scientific Games Corp., Class A*	55,000	773,850
Wendy’s/Arby’s Group, Inc., Class A	311,375	1,229,931
WMS Industries, Inc.*	44,700	1,787,106

		11,961,973

Household Durables 1.7%
American Greetings Corp., Class A	34,014	691,845
Blyth, Inc.	4,460	158,018
M.D.C. Holdings, Inc.	31,900	1,040,578
Mohawk Industries, Inc.*	47,540	2,036,138
NVR, Inc.*	4,925	3,261,680
Ryland Group, Inc.	37,167	689,448
Toll Brothers, Inc.*	115,718	2,004,236
Tupperware Brands Corp.	53,433	2,405,553

		12,287,496

Household Products 1.0%
Church & Dwight Co., Inc.	59,600	3,390,048
Energizer Holdings, Inc.*	58,878	3,583,904

		6,973,952

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	51,880	1,610,355

Information Technology Services 3.2%
Acxiom Corp.*	63,984	734,536
Alliance Data Systems Corp.* (a)	45,000	2,474,100
Broadridge Financial Solutions, Inc.	118,110	2,457,869
DST Systems, Inc.*	33,260	1,387,275
Gartner, Inc.*	52,080	969,730
Global Payments, Inc.	68,270	3,360,932
Hewitt Associates, Inc., Class A*	70,200	2,493,504
Lender Processing Services, Inc.	81,400	3,239,720
Mantech International Corp., Class A*	18,200	798,252
NeuStar, Inc., Class A*	63,050	1,456,455
SAIC, Inc.*	177,900	3,150,609
SRA International, Inc., Class A*	37,000	694,120

		23,217,102

Insurance 4.5%
American Financial Group, Inc.	65,500	1,611,300
Arthur J Gallagher & Co.	85,000	1,896,350
Brown & Brown, Inc.	99,520	1,828,182
Everest Re Group Ltd.	51,600	4,514,484
Fidelity National Financial, Inc., Class A	195,553	2,653,654
First American Corp.	79,153	2,405,460
Hanover Insurance Group, Inc. (The)	43,100	1,813,217
HCC Insurance Holdings, Inc.	95,190	2,512,064
Horace Mann Educators Corp.	34,400	427,592
Mercury General Corp.	31,000	1,130,260
Old Republic International Corp.	203,987	2,178,581
Protective Life Corp.	71,900	1,384,075
Reinsurance Group of America, Inc.	61,700	2,844,370

76 Annual Report 2009

Common Stocks (continued)
	Shares
		Market Value

Insurance (continued)

StanCorp Financial Group, Inc.	41,700	$1,530,807
Unitrin, Inc.	42,800	838,880
W.R. Berkley Corp.	113,166	2,797,464

		32,366,740

Internet & Catalog Retail 1.1%
Netflix, Inc.* (a)	37,930	2,027,359
priceline.com, Inc.*	35,800	5,648,882

		7,676,241

Internet Software & Services 0.6%
Digital River, Inc.*	32,370	739,007
Equinix, Inc.*	32,700	2,789,964
ValueClick, Inc.*	73,850	726,684

		4,255,655

Leisure Equipment & Products 0.1%
Callaway Golf Co.	56,100	383,724

Life Sciences Tools & Services 2.1%
Affymetrix, Inc.*	61,710	322,743
Bio-Rad Laboratories, Inc., Class A*	16,800	1,501,752
Charles River Laboratories International, Inc.*	55,882	2,040,811
Covance, Inc.*	54,280	2,805,190
Mettler-Toledo International, Inc.*	28,600	2,788,500
Pharmaceutical Product Development, Inc.	99,400	2,142,070
Techne Corp.	32,535	2,033,763
Varian, Inc.*	25,360	1,298,432

		14,933,261

Machinery 5.2%
AGCO Corp.*	78,400	2,203,824
Bucyrus International, Inc.	63,700	2,829,554
Crane Co.	41,566	1,157,613
Donaldson Co., Inc.	65,480	2,335,671
Federal Signal Corp.	41,700	256,038
Graco, Inc.	50,770	1,398,206
Harsco Corp.	68,100	2,144,469
IDEX Corp.	68,380	1,944,043
Joy Global, Inc.	86,732	4,372,160
Kennametal, Inc.	68,900	1,623,284
Lincoln Electric Holdings, Inc.	37,000	1,755,280
Nordson Corp.	29,200	1,540,884
Oshkosh Corp.	75,800	2,369,508
Pentair, Inc.	83,360	2,425,776
SPX Corp.	41,320	2,180,870
Terex Corp.*	90,700	1,833,954
Timken Co.	67,300	1,482,619
Trinity Industries, Inc.	67,250	1,135,180
Valmont Industries, Inc.	16,600	1,199,682
Wabtec Corp.	40,280	1,480,693

		37,669,308

Marine 0.4%
Alexander & Baldwin, Inc.	36,201	1,043,675
Kirby Corp.*	45,600	1,541,280

		2,584,955

Media 1.0%
DreamWorks Animation SKG, Inc., Class A*	64,000	2,048,000
Harte-Hanks, Inc.	33,440	392,585
John Wiley & Sons, Inc., Class A	37,700	1,327,794
Lamar Advertising Co., Class A* (a)	45,100	1,095,930
Marvel Entertainment, Inc.*	42,200	2,108,734
Scholastic Corp.	23,255	578,352

		7,551,395

Metals & Mining 1.5%
Carpenter Technology Corp.	37,360	785,681
Cliffs Natural Resources, Inc.	111,080	3,951,116
Commercial Metals Co.	95,400	1,415,736
Reliance Steel & Aluminum Co.	54,200	1,977,216
Steel Dynamics, Inc.	182,400	2,442,336
Worthington Industries, Inc.	51,587	570,036

		11,142,121

Multiline Retail 0.6%
99 Cents Only Stores*	40,433	459,723
Dollar Tree, Inc.*	75,828	3,422,118
Saks, Inc.* (a)	135,900	762,399

		4,644,240

Multi-Utilities 1.9%
Alliant Energy Corp.	92,800	2,464,768
Black Hills Corp.	33,600	818,832
MDU Resources Group, Inc.	156,025	3,237,519
NSTAR	90,520	2,801,594
OGE Energy Corp.	81,600	2,710,752
Vectren Corp.	70,460	1,588,168

		13,621,633

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	52,442	1,311,050

Oil, Gas & Consumable Fuels 3.7%
Arch Coal, Inc.	137,794	2,984,618
Bill Barrett Corp.*	32,200	997,556
Cimarex Energy Co.	70,730	2,769,787
Comstock Resources, Inc.*	39,500	1,623,055
Encore Acquisition Co.*	47,110	1,746,368
Forest Oil Corp.*	95,160	1,865,136

2009 Annual Report 77

Statement of Investments (Continued)
October 31, 2009

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares
		Market Value

Oil, Gas & Consumable Fuels (continued)

Frontier Oil Corp.	88,730	$1,229,798
Mariner Energy, Inc.*	86,300	1,099,462
Newfield Exploration Co.*	112,484	4,614,094
Overseas Shipholding Group, Inc.	19,830	778,327
Patriot Coal Corp.* (a)	61,500	694,950
Plains Exploration & Production Co.*	118,018	3,127,477
Quicksilver Resources, Inc.* (a)	99,022	1,208,068
Southern Union Co.	105,200	2,058,764

		26,797,460

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	99,960	524,790

Personal Products 0.5%
Alberto-Culver Co.	72,360	1,940,695
NBTY, Inc.*	52,200	1,900,602

		3,841,297

Pharmaceuticals 1.0%
Endo Pharmaceuticals Holdings, Inc.*	98,700	2,210,880
Medicis Pharmaceutical Corp., Class A	48,700	1,030,979
Perrigo Co.	67,300	2,502,887
Valeant Pharmaceuticals International*	57,200	1,681,680

		7,426,426

Professional Services 1.4%
Corporate Executive Board Co. (The)	29,900	717,899
FTI Consulting, Inc.*	43,900	1,791,559
Kelly Services, Inc., Class A	21,675	240,159
Korn/Ferry International*	39,400	628,824
Manpower, Inc.	66,460	3,150,868
MPS Group, Inc.*	81,140	1,097,013
Navigant Consulting, Inc.*	41,120	585,549
Watson Wyatt Worldwide, Inc., Class A	36,200	1,577,596

		9,789,467

Real Estate Investment Trusts (REITs) 6.4%
Alexandria Real Estate Equities, Inc.	36,780	1,992,373
AMB Property Corp.	123,467	2,713,805
BRE Properties, Inc.	44,500	1,211,735
Camden Property Trust	53,700	1,946,625
Corporate Office Properties Trust SBI MD	49,200	1,632,948
Cousins Properties, Inc.	74,875	548,085
Duke Realty Corp.	189,860	2,134,026
Equity One, Inc.(a)	31,600	471,472
Essex Property Trust, Inc.	23,500	1,766,730
Federal Realty Investment Trust	51,900	3,063,657
Highwoods Properties, Inc.	60,060	1,652,851
Hospitality Properties Trust	103,520	1,998,971
Liberty Property Trust	94,696	2,781,222
Macerich Co. (The) (a)	78,511	2,339,628
Mack-Cali Realty Corp.	66,450	2,056,627
Nationwide Health Properties, Inc.	89,780	2,895,405
Omega Healthcare Investors, Inc.	70,600	1,070,296
Potlatch Corp.	33,656	939,339
Rayonier, Inc.	66,580	2,568,656
Realty Income Corp. (a)	88,400	2,049,112
Regency Centers Corp.	67,600	2,267,980
SL Green Realty Corp.	65,100	2,523,276
UDR, Inc.	127,618	1,835,147
Weingarten Realty Investors	88,400	1,635,400

		46,095,366

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	35,460	1,661,301

Road & Rail 1.1%
Con-way, Inc.	41,040	1,353,910
J.B. Hunt Transport Services, Inc.	73,500	2,209,410
Kansas City Southern*	80,000	1,938,400
Landstar System, Inc.	43,500	1,532,940
Werner Enterprises, Inc.	37,148	696,525

		7,731,185

Semiconductors & Semiconductor Equipment 2.2%
Atmel Corp.*	382,400	1,422,528
Cree, Inc.*	85,125	3,583,762
Fairchild Semiconductor International, Inc.*	105,020	785,550
Integrated Device Technology, Inc.*	140,387	825,476
International Rectifier Corp.*	60,400	1,104,112
Intersil Corp., Class A	101,402	1,272,595
Lam Research Corp.*	107,315	3,618,662
RF Micro Devices, Inc.*	226,325	900,773
Semtech Corp.*	52,530	812,639
Silicon Laboratories, Inc.*	37,340	1,564,546

		15,890,643

Software 3.7%
ACI Worldwide, Inc.*	30,700	493,963
Advent Software, Inc.* (a)	13,669	522,429
ANSYS, Inc.*	74,700	3,031,326
Cadence Design Systems, Inc.*	225,891	1,380,194
FactSet Research Systems, Inc.	35,600	2,280,180
Fair Isaac Corp.	42,607	866,200
Informatica Corp.*	74,900	1,590,127
Jack Henry & Associates, Inc.	71,400	1,647,198
Mentor Graphics Corp.*	81,200	592,760
MICROS Systems, Inc.*	67,800	1,825,176
Parametric Technology Corp.*	98,460	1,468,039
Quest Software, Inc.*	51,600	865,332
Rovi Corp.*	85,920	2,367,096
Solera Holdings, Inc.	62,500	2,013,750

78 Annual Report 2009

Common Stocks (continued)
	Shares
		Market Value

Software (continued)

Sybase, Inc.*	67,974	$2,689,052
Synopsys, Inc.*	122,481	2,694,582

		26,327,404

Specialty Retail 5.2%
Aaron’s, Inc.	46,000	1,152,300
Advance Auto Parts, Inc.	80,800	3,010,608
Aeropostale, Inc.*	56,759	2,130,165
American Eagle Outfitters, Inc.	175,561	3,070,562
AnnTaylor Stores Corp.*	49,689	644,466
Barnes & Noble, Inc. (a)	32,173	534,394
CarMax, Inc.*	186,800	3,674,356
Chico’s FAS, Inc.*	150,743	1,801,379
Coldwater Creek, Inc.*	45,200	259,900
Collective Brands, Inc.*	54,295	1,007,172
Dick’s Sporting Goods, Inc.*	73,960	1,678,153
Foot Locker, Inc.	132,600	1,389,648
Guess?, Inc.	49,100	1,794,605
J Crew Group, Inc.*	46,800	1,908,504
PetSmart, Inc.	105,976	2,493,615
Rent-A-Center, Inc.*	55,947	1,027,187
Ross Stores, Inc.	106,054	4,667,437
Urban Outfitters, Inc.*	109,916	3,449,164
Williams-Sonoma, Inc.	88,840	1,668,415

		37,362,030

Textiles, Apparel & Luxury Goods 1.1%
Fossil, Inc.*	40,300	1,077,219
Hanesbrands, Inc.*	80,682	1,744,345
Phillips-Van Heusen Corp.	43,780	1,757,767
Timberland Co. (The), Class A*	40,500	655,290
Under Armour, Inc., Class A* (a)	31,700	851,145
Warnaco Group, Inc. (The)*	38,520	1,561,215

		7,646,981

Thrifts & Mortgage Finance 1.2%
Astoria Financial Corp.	69,120	689,818
First Niagara Financial Group, Inc.	155,300	1,994,052
New York Community Bancorp, Inc.	296,664	3,201,004
NewAlliance Bancshares, Inc.	90,500	1,002,740
Washington Federal, Inc.	89,812	1,540,276

		8,427,890

Tobacco 0.1%
Universal Corp.	21,040	875,054

Trading Companies & Distributors 0.4%
GATX Corp.	39,000	1,060,020
MSC Industrial Direct Co., Class A	37,200	1,601,460
United Rentals, Inc.*	51,915	492,673

		3,154,153

Water Utilities 0.2%
Aqua America, Inc.	115,226	1,780,242

Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	56,800	972,984
Telephone & Data Systems, Inc.	80,500	2,374,714

		3,347,698

Total Common Stocks (cost $825,934,923)		698,653,322

Mutual Fund 2.7%

Money Market Fund 2.7%
Invesco AIM Liquid Assets Portfolio, 0.21% (b)	19,678,236	19,678,236

Total Mutual Fund (cost $19,678,236)		19,678,236

Repurchase Agreement 2.5%

	Principal Amount	Market Value

Morgan Stanley, 0.08%, dated 10/30/09, due 11/02/09, repurchase price $18,239,761, collateralized by U.S. Government Agency Mortgages 3.17% - 6.50%, maturing 08/01/17 - 11/01/39; total market value of $18,604,568 (c)	$18,239,639	$18,239,639

Total Repurchase Agreement (cost $18,239,639)		18,239,639

Total Investments (cost $863,852,798) (d) — 102.4%		736,571,197

Liabilities in excess of other assets — (2.4%)		(17,501,111)

NET ASSETS — 100.0%		$719,070,086

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $17,208,790.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $18,239,639.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

2009 Annual Report 79

Statement of Investments (Continued)
October 31, 2009

Nationwide Mid Cap Market Index Fund (Continued)

Ltd.	Limited

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Market Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Depreciation

324	S&P Mid Cap EMI 400 Futures	12/18/09	$21,299,760	$(1,039,524)

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Mid Cap Market Index Fund

Assets:
Investments, at value (cost $845,613,159)*	$718,331,558
Repurchase agreements, at value and cost	18,239,639

Total Investments	736,571,197

Deposits with broker for futures	2,017,600
Interest and dividends receivable	342,705
Security lending income receivable	19,708
Receivable for capital shares issued	125,741
Prepaid expenses and other assets	3,033

Total Assets	739,079,984

Liabilities:
Payable for capital shares redeemed	870,751
Payable for variation margin on futures contracts	557,261
Payable upon return of securities loaned (Note 2)	18,239,639
Accrued expenses and other payables:
Investment advisory fees	65,781
Fund administration fees	73,241
Distribution fees	34,153
Administrative servicing fees	48,680
Accounting and transfer agent fees	10,430
Trustee fees	7,454
Custodian fees	5,819
Compliance program costs (Note 3)	5,218
Professional fees	45,961
Other	45,510

Total Liabilities	20,009,898

Net Assets	$719,070,086

Represented by:
Capital	$863,620,487
Accumulated undistributed net investment income	1,557,178
Accumulated net realized losses from investment and futures transactions	(17,786,454)
Net unrealized appreciation/(depreciation) from investments	(127,281,601)
Net unrealized appreciation/(depreciation) from futures (Note 2)	(1,039,524)

Net Assets	$719,070,086

Net Assets:
Class A Shares	$147,301,010
Class B Shares	534,484
Class C Shares	886,523
Class R2 Shares (a)	811
Institutional Class Shares	570,347,258

Total	$719,070,086

*	Includes value of securities on loan of $17,208,790 (Note 2)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 81

Statement of Assets and Liabilities (Continued)

Nationwide Mid Cap Market Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,597,486
Class B Shares	50,288
Class C Shares	83,950
Class R2 Shares (a)	75
Institutional Class Shares	52,246,140

Total	65,977,939

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.83
Class B Shares (b)	$10.63
Class C Shares (c)	$10.56
Class R2 Shares (a)	$10.81
Institutional Class Shares	$10.92

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.49

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

82 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Mid Cap Market Index Fund

INVESTMENT INCOME:
Interest income	$4,089
Dividend income	10,281,704
Income from securities lending (Note 2)	369,103

Total Income	10,654,896

EXPENSES:
Investment advisory fees	1,361,191
Fund administration fees	740,987
Distribution fees Class A	311,212
Distribution fees Class B	5,074
Distribution fees Class C	8,372
Distribution fees Class R2 (a)	4
Administrative servicing fees Class A	205,768
Registration and filing fees	73,984
Professional fees	118,514
Printing fees	38,214
Trustee fees	41,411
Custodian fees	25,243
Accounting and transfer agent fees	54,841
Compliance program costs (Note 3)	17,075
Other	117,597

Total expenses before earnings credit and reimbursed expenses	3,119,487
Earnings credit (Note 5)	(2,286)
Expenses reimbursed by adviser	(605,689)

Net Expenses	2,511,512

NET INVESTMENT INCOME	8,143,385

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(22,759,206)
Net realized gains from futures transactions (Note 2)	6,850,244

Net realized losses from investment and futures transactions	(15,908,962)

Net change in unrealized appreciation/(depreciation) from investments	127,300,293
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	836,729

Net change in unrealized appreciation/(depreciation) from investments and futures	128,137,022

Net realized/unrealized gains from investments and futures	112,228,060

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$120,371,445

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 83

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$8,143,385	$7,829,684
Net realized gains (losses) from investment and futures transactions	(15,908,962)	31,513,557
Net change in unrealized appreciation/(depreciation) from investments and futures	128,137,022	(367,491,161)

Change in net assets resulting from operations	120,371,445	(328,147,920)

Distributions to Shareholders From:
Net investment income:
Class A	(987,853)	(1,036,665)
Class B	(2,428)	(1,001)
Class C	(4,034)	(1,655)
Class R2 (a)	(6)	(6)
Institutional Class	(6,170,930)	(5,954,461)
Net realized gains:
Class A	(6,428,829)	(8,307,848)
Class B	(30,363)	(38,273)
Class C	(49,316)	(53,796)
Class R2 (a)	(36)	(42)
Institutional Class	(23,071,238)	(25,633,488)

Change in net assets from shareholder distributions	(36,745,033)	(41,027,235)

Change in net assets from capital transactions	70,954,141	(12,455,845)

Change in net assets	154,580,553	(381,631,000)

Net Assets:
Beginning of year	564,489,533	946,120,533

End of year	$719,070,086	$564,489,533

Accumulated undistributed net investment income at end of year	$1,557,178	$941,085

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,061,961	$20,631,612
Dividends reinvested	7,287,508	9,165,065
Cost of shares redeemed (b)	(23,377,980)	(39,773,394)

Total Class A	8,971,489	(9,976,717)

Class B Shares
Proceeds from shares issued	51,776	41,801
Dividends reinvested	26,982	34,376
Cost of shares redeemed	(161,506)	(102,705)

Total Class B	(82,748)	(26,528)

Class C Shares
Proceeds from shares issued	150,762	374,648
Dividends reinvested	33,834	32,405
Cost of shares redeemed	(227,469)	(225,347)

Total Class C	(42,873)	181,706

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — See Note 4 to Financial Statements

The accompanying notes are an integral part of these financial statements.

84 Annual Report 2009

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$–	$–
Dividends reinvested	42	48
Cost of shares redeemed	–	–

Total Class R2	42	48

Institutional Class Shares
Proceeds from shares issued	125,807,296	122,549,070
Dividends reinvested	29,242,127	31,587,862
Cost of shares redeemed	(92,941,192)	(156,771,286)

Total Institutional Class	62,108,231	(2,634,354)

Change in net assets from capital transactions:	$70,954,141	$(12,455,845)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,752,621	1,494,978
Reinvested	852,655	612,377
Redeemed	(2,566,385)	(2,896,769)

Total Class A Shares	1,038,891	(789,414)

Class B Shares
Issued	5,261	3,018
Reinvested	3,215	2,319
Redeemed	(17,559)	(7,827)

Total Class B Shares	(9,083)	(2,490)

Class C Shares
Issued	17,210	27,053
Reinvested	4,054	2,200
Redeemed	(25,523)	(17,492)

Total Class C Shares	(4,259)	11,761

Class R2 Shares(a)
Issued	–	–
Reinvested	5	3
Redeemed	–	–

Total Class R2 Shares	5	3

Institutional Class Shares
Issued	14,061,279	8,935,502
Reinvested	3,372,575	2,103,014
Redeemed	(9,289,348)	(10,781,477)

Total Institutional Class Shares	8,144,506	257,039

Total change in shares:	9,170,060	(523,101)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 85

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover(e)
Class A Shares
Year Ended October 31, 2009 (h)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%		$147,301,010	0.73%	1.01%	0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36	.87)%	$124,032,623	0.69%	0.71%	0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	–	$16.40	16.20%		$218,928,364	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	–	$15.64	12.57%		$192,273,970	0.71%	1.09%	0.76%	15.59%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	–	$14.68	16.94%		$150,304,580	0.70%	0.90%	0.77%	18.44%

Class B Shares
Year Ended October 31, 2009 (h)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%		$534,484	1.32%	0.51%	1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37	.29)%	$576,888	1.32%	0.08%	1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	–	$16.18	15.52%		$1,000,821	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	–	$15.45	11.98%		$935,088	1.32%	0.49%	1.37%	15.59%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	–	$14.50	16.15%		$884,018	1.31%	0.27%	1.38%	18.44%

Class C Shares
Year Ended October 31, 2009 (h)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%		$886,523	1.32%	0.46%	1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37	.31)%	$852,181	1.32%	0.05%	1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	–	$16.09	15.52%		$1,230,151	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	–	$15.38	11.96%		$794,122	1.32%	0.42%	1.37%	15.59%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	–	$14.46	16.13%		$224,692	1.31%	0.28%	1.39%	18.44%

Class R2 Shares (f)
Year Ended October 31, 2009 (h)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%		$811	0.91%	0.84%	1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36	.84)%	$691	0.66%	0.74%	0.69%	29.96%
Period Ended October 31, 2007 (g)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	–	$16.39	9.40%		$1,094	0.73%	0.74%	0.75%	21.52%

Institutional Class Shares
Year Ended October 31, 2009 (h)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%		$570,347,258	0.32%	1.39%	0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36	.69)%	$439,027,150	0.32%	1.09%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	–	$16.53	16.66%		$724,960,103	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	–	$15.75	13.06%		$1,108,038,965	0.32%	1.47%	0.37%	15.59%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	–	$14.77	17.41%		$857,474,583	0.31%	1.27%	0.38%	18.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
(h)	Per Share calculations were performed using the average Shares method.

The accompanying notes are an integral part of these financial statements.

86 Annual Report 2009

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2009, the Nationwide S&P 500 Index Fund (Class A at NAV) returned 9.32% versus 9.80% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 170 funds as of October 31, 2009) was 9.34% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Within the S&P 500 Index, nine of the 10 sectors recorded positive returns for the reporting period. Information technology led the way, advancing 31.50%, followed by consumer discretionary, with 20.70%, and materials, with 16.43%. Fund-holding Consumer discretionary Ford Motor Co., consumer staples Whole Foods Market, Inc. and materials Freeport-McMoRan Copper & Gold Inc. were the strongest performers among individual stocks within the Index.

What areas of investment detracted from Fund performance?

The financials sector posted the weakest results, registering -7.24% for the reporting period. Among individual stocks within the Index which were held by the fund, financials companies Zions Bancorp, Marshall & Ilsley Corp. and Citigroup Inc. posted the lowest returns.

What is your outlook for the near term?

We believe the world economies are now three or four months into their recovery from what some have been calling the “Great Recession.” Monetary and fiscal stimulus efforts clearly have taken hold, and the resulting initial growth spurt has been sharp and rapid. We maintain our belief that after this quick run-up in growth, the economies of the developed world will transition into a period of lower long-term growth, because ongoing unwinding of debt or deleveraging will continue to act as a headwind for the economy.

In such an environment, equity markets should be able to continue to gain, at least until global policymakers shift into tightening cycles. From our perspective, however, we believe the markets are at least several months away from that scenario.

Beyond that point, the outlook is less clear. The market rally appears to have evolved from one driven by liquidity influxes and policy measures into one based more on recovering corporate profits. At some point, we believe the markets will require clearer evidence that corporate revenue growth is sustainable, and unless or until that occurs, we should see some continued back-and-forth action in the markets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report 87

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return
For periods ended October 31, 2009

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	9.32%	-0.15%	-1.43%
	w/SC3	3.08%	-1.32%	-2.01%

Class B1	w/o SC2	8.53%	-0.87%	-2.11%
	w/SC4	3.53%	-1.24%	-2.11%

Class C5	w/o SC2	8.62%	-0.86%	-2.11%
	w/SC6	7.62%	-0.86%	-2.11%

Class R2[7,8,9]		8.95%	-0.31%	-1.51%

Institutional Service Class[1,7]		9.42%	-0.10%	-1.41%

Institutional Class[7,10]		9.55%	0.12%	-1.14%

Service Class[1,7]		9.27%	-0.28%	-1.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]	Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[10]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.68%	0.64%

Class B	1.27%	1.23%

Class C	1.27%	1.23%

Class R2	0.97%	0.93%

Institutional Service Class	0.52%	0.48%

Institutional Class	0.27%	0.23%

Service Class	0.67%	0.63%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

88 Annual Report 2009

Shareholder	Nationwide S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide S&P 500 Index Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,198.70	2.83	0.54
	Hypothetical	[b]	1,000.00	1,022.63	2.60	0.54

Class B Shares	Actual		1,000.00	1,193.70	6.80	1.23
	Hypothetical	[b]	1,000.00	1,019.00	6.26	1.23

Class C Shares	Actual		1,000.00	1,193.40	6.80	1.23
	Hypothetical	[b]	1,000.00	1,019.00	6.26	1.23

Class R2 Shares (c)	Actual		1,000.00	1,194.40	4.98	1.00
	Hypothetical	[b]	1,000.00	1,020.67	4.58	1.00

Institutional Service Class Shares	Actual		1,000.00	1,199.20	2.66	0.49
	Hypothetical	[b]	1,000.00	1,022.79	2.45	0.49

Institutional Class Shares	Actual		1,000.00	1,199.10	1.27	0.23
	Hypothetical	[b]	1,000.00	1,024.05	1.17	0.23

Service Class	Actual		1,000.00	1,197.80	3.49	0.62
	Hypothetical	[b]	1,000.00	1,022.03	3.21	0.62

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 89

Portfolio Summary	Nationwide S&P 500 Index Fund
October 31, 2009

Asset Allocation

Common Stocks	97.5%
Mutual Fund	3.3%
Repurchase Agreement	0.5%
Liabilities in excess of other assets	(1	.3)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	10.0%
Pharmaceuticals	6.4%
Computers & Peripherals	5.6%
Software	4.1%
Diversified Financial Services	4.1%
Capital Markets	2.8%
Food & Staples Retailing	2.8%
Commercial Banks	2.7%
Diversified Telecommunication Services	2.7%
Beverages	2.7%
Other Industries*	56.1%

100.0%

Top Holdings†

Exxon Mobil Corp.	3.6%
Invesco AIM Liquid Assets Portfolio	3.2%
Microsoft Corp.	2.3%
Procter & Gamble Co. (The)	1.8%
Apple, Inc.	1.8%
JPMorgan Chase & Co.	1.7%
Johnson & Johnson	1.7%
International Business Machines Corp.	1.7%
Chevron Corp.	1.6%
General Electric Co.	1.6%
Other Holdings*	79.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

90 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide S&P 500 Index Fund

Common Stocks 97.5%

	Shares	Market Value

UNITED STATES 97.5%
Aerospace & Defense 2.6%
Boeing Co. (The)	158,771	$7,589,254
General Dynamics Corp.	84,462	5,295,767
Goodrich Corp.	27,151	1,475,657
Honeywell International, Inc.	160,969	5,777,178
ITT Corp.	39,860	2,020,902
L-3 Communications Holdings, Inc.	26,038	1,882,287
Lockheed Martin Corp.	68,822	4,734,265
Northrop Grumman Corp.	71,376	3,578,079
Precision Castparts Corp.	30,700	2,932,771
Raytheon Co.	87,087	3,943,299
Rockwell Collins, Inc.	34,441	1,735,138
United Technologies Corp.	204,956	12,594,546

		53,559,143

Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	37,400	2,061,114
Expeditors International of Washington, Inc.	46,400	1,495,008
FedEx Corp.	68,102	4,950,334
United Parcel Service, Inc., Class B	217,516	11,676,259

		20,182,715

Airlines 0.1%
Southwest Airlines Co.	160,476	1,347,998

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The)*	52,621	677,759
Johnson Controls, Inc.	146,658	3,508,059

		4,185,818

Automobiles 0.3%
Ford Motor Co.*	694,600	4,862,200
Harley-Davidson, Inc.	51,227	1,276,577

		6,138,777

Beverages 2.7%
Brown-Forman Corp., Class B	21,963	1,072,014
Coca-Cola Co. (The)	504,517	26,895,801
Coca-Cola Enterprises, Inc.	68,857	1,313,103
Constellation Brands, Inc., Class A*	42,300	669,186
Dr. Pepper Snapple Group, Inc.*	55,100	1,502,026
Molson Coors Brewing Co., Class B	32,840	1,608,175
Pepsi Bottling Group, Inc.	29,321	1,097,778
PepsiCo, Inc.	340,574	20,621,756

		54,779,839

Biotechnology 1.6%
Amgen, Inc.*	221,048	11,876,909
Biogen Idec, Inc.*	64,772	2,728,844
Celgene Corp.*	100,600	5,135,630
Cephalon, Inc.*	15,100	824,158
Genzyme Corp.*	59,351	3,003,161
Gilead Sciences, Inc.*	196,900	8,378,095

		31,946,797

Building Products 0.0%
Masco Corp.	79,927	939,142

Capital Markets 2.9%
Ameriprise Financial, Inc.	56,551	1,960,623
Bank of New York Mellon Corp. (The)	258,811	6,899,901
Charles Schwab Corp. (The)	205,087	3,556,209
E*Trade Financial Corp.*	355,922	519,646
Federated Investors, Inc., Class B	19,511	512,164
Franklin Resources, Inc.	33,171	3,470,682
Goldman Sachs Group, Inc. (The)	111,302	18,940,261
Invesco Ltd.	89,900	1,901,385
Janus Capital Group, Inc.	36,531	479,287
Legg Mason, Inc.	35,800	1,042,138
Morgan Stanley	295,842	9,502,445
Northern Trust Corp.	52,536	2,639,934
State Street Corp.	106,677	4,478,300
T. Rowe Price Group, Inc.	55,982	2,728,003

		58,630,978

Chemicals 1.9%
Air Products & Chemicals, Inc.	45,866	3,537,645
Airgas, Inc.	18,500	820,660
CF Industries Holdings, Inc.	10,400	865,800
Dow Chemical Co. (The)	248,290	5,829,849
E.I. du Pont de Nemours & Co.	197,350	6,279,677
Eastman Chemical Co.	15,760	827,558
Ecolab, Inc.	49,211	2,163,315
FMC Corp.	16,900	863,590
International Flavors & Fragrances, Inc.	15,340	584,301
Monsanto Co.	118,880	7,986,358
PPG Industries, Inc.	36,106	2,037,462
Praxair, Inc.	67,232	5,340,910
Sigma-Aldrich Corp.	27,250	1,415,092

		38,552,217

Commercial Banks 2.8%
BB&T Corp.	148,573	3,552,380
Comerica, Inc.	33,526	930,347
Fifth Third Bancorp	166,704	1,490,334
First Horizon National Corp.*	47,698	564,267
Huntington Bancshares, Inc.	159,720	608,533
KeyCorp	193,372	1,042,275
M&T Bank Corp. (a)	16,961	1,065,999
Marshall & Ilsley Corp.	107,266	570,655
PNC Financial Services Group, Inc.	100,455	4,916,268
Regions Financial Corp.	262,185	1,268,975
SunTrust Banks, Inc.	111,426	2,129,351
U.S. Bancorp	417,303	9,689,776
Wells Fargo & Co.	1,017,035	27,988,803
Zions Bancorporation	26,120	369,859

		56,187,822

2009 Annual Report 91

Statement of Investments (Continued)
October 31, 2009

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	22,216	$792,000
Cintas Corp.	28,501	789,193
Iron Mountain, Inc.*	39,000	952,770
Pitney Bowes, Inc.	44,796	1,097,502
Republic Services, Inc.	69,699	1,805,901
RR Donnelley & Sons Co.	44,606	895,689
Stericycle, Inc.*	18,600	974,082
Waste Management, Inc.	107,613	3,215,476

		10,522,613

Communications Equipment 2.6%
Ciena Corp.*	21,358	250,529
Cisco Systems, Inc.*	1,255,609	28,690,666
Harris Corp.	29,200	1,218,224
JDS Uniphase Corp.*	45,694	255,429
Juniper Networks, Inc.*	114,300	2,915,793
Motorola, Inc.	491,728	4,214,109
QUALCOMM, Inc.	361,878	14,985,368
Tellabs, Inc.*	84,452	508,401

		53,038,519

Computers & Peripherals 5.7%
Apple, Inc.*	195,074	36,771,449
Dell, Inc.*	370,558	5,369,385
EMC Corp.*	434,887	7,162,589
Hewlett-Packard Co.	516,190	24,498,377
International Business Machines Corp. (b)	285,410	34,423,300
Lexmark International, Inc., Class A*	18,501	471,776
NetApp, Inc.*	72,284	1,955,282
QLogic Corp.*	28,190	494,453
SanDisk Corp.*	49,600	1,015,808
Sun Microsystems, Inc.*	160,620	1,313,872
Teradata Corp.*	37,600	1,048,288
Western Digital Corp.*	50,700	1,707,576

		116,232,155

Construction & Engineering 0.2%
Fluor Corp.	39,770	1,766,583
Jacobs Engineering Group, Inc.*	26,900	1,137,601
Quanta Services, Inc.*	45,200	958,240

		3,862,424

Construction Materials 0.1%
Vulcan Materials Co.	26,676	1,227,896

Consumer Finance 0.8%
American Express Co.	258,957	9,022,062
Capital One Financial Corp.	100,186	3,666,808
Discover Financial Services	116,621	1,649,021
SLM Corp.*	101,422	983,793

		15,321,684

Containers & Packaging 0.2%
Ball Corp.	20,630	1,017,678
Bemis Co., Inc.	21,696	560,408
Owens-Illinois, Inc.*	36,400	1,160,432
Pactiv Corp.*	28,836	665,823
Sealed Air Corp.	31,594	607,552

		4,011,893

Distributors 0.1%
Genuine Parts Co.	34,816	1,218,212

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A*	26,426	1,508,925
DeVry, Inc.	14,200	785,118
H&R Block, Inc.	73,472	1,347,476

		3,641,519

Diversified Financial Services 4.1%
Bank of America Corp.	1,883,348	27,459,214
Citigroup, Inc.	2,839,188	11,612,279
CME Group, Inc.	14,226	4,304,930
IntercontinentalExchange, Inc.*	15,400	1,542,926
JPMorgan Chase & Co.	856,109	35,759,673
Leucadia National Corp.*	38,400	862,848
Moody’s Corp.	42,202	999,343
NASDAQ OMX Group, Inc. (The)*	30,100	543,606
NYSE Euronext	57,400	1,483,790

		84,568,609

Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,284,413	32,970,882
CenturyTel, Inc.	63,105	2,048,388
Frontier Communications Corp.	69,036	494,988
Qwest Communications International, Inc.	323,530	1,161,473
Verizon Communications, Inc.	618,380	18,297,864
Windstream Corp.	97,882	943,583

		55,917,178

Electric Utilities 2.0%
Allegheny Energy, Inc.	36,796	839,685
American Electric Power Co., Inc.	102,297	3,091,415
Duke Energy Corp.	280,481	4,437,210
Edison International	71,332	2,269,784
Entergy Corp.	41,576	3,189,711
Exelon Corp.	143,998	6,762,146
FirstEnergy Corp.	66,100	2,860,808
FPL Group, Inc.	89,332	4,386,201
Northeast Utilities	34,995	806,635
Pepco Holdings, Inc.	55,000	821,150
Pinnacle West Capital Corp.	22,625	708,615
PPL Corp.	81,262	2,392,353
Progress Energy, Inc.	60,251	2,261,220
Southern Co.	170,149	5,306,947

		40,133,880

92 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Electrical Equipment 0.4%
Emerson Electric Co.	166,264	$6,276,466
First Solar, Inc.* (a)	10,900	1,329,037
Rockwell Automation, Inc.	30,776	1,260,277

		8,865,780

Electronic Equipment, Instruments & Components 0.5%
Agilent Technologies, Inc.*	75,976	1,879,646
Amphenol Corp., Class A	38,200	1,532,584
Corning, Inc.	340,322	4,972,104
FLIR Systems, Inc.*	32,400	901,044
Jabil Circuit, Inc.	38,641	517,017
Molex, Inc.	28,921	539,955

		10,342,350

Energy Equipment & Services 1.9%
Baker Hughes, Inc.	67,647	2,845,909
BJ Services Co.	63,992	1,228,646
Cameron International Corp.*	47,700	1,763,469
Diamond Offshore Drilling, Inc. (a)	15,100	1,438,275
ENSCO International, Inc.	31,200	1,428,648
FMC Technologies, Inc.*	28,200	1,483,320
Halliburton Co.	192,724	5,629,468
Nabors Industries Ltd.*	61,954	1,290,502
National Oilwell Varco, Inc.*	91,388	3,745,994
Rowan Cos., Inc.	25,386	590,225
Schlumberger Ltd.	260,736	16,217,779
Smith International, Inc.	48,000	1,331,040

		38,993,275

Food & Staples Retailing 2.9%
Costco Wholesale Corp.	94,857	5,392,620
CVS Caremark Corp.	314,199	11,091,225
Kroger Co. (The)	142,609	3,298,546
Safeway, Inc.	92,982	2,076,288
SUPERVALU, Inc.	45,979	729,687
Sysco Corp.	129,633	3,428,793
Walgreen Co.	215,925	8,168,443
Wal-Mart Stores, Inc.	470,182	23,358,642
Whole Foods Market, Inc.* (a)	31,000	993,860

		58,538,104

Food Products 1.7%
Archer-Daniels-Midland Co.	140,343	4,227,131
Campbell Soup Co.	44,732	1,420,241
ConAgra Foods, Inc.	97,028	2,037,588
Dean Foods Co.*	39,100	712,793
General Mills, Inc.	72,262	4,763,511
H.J. Heinz Co.	68,857	2,770,806
Hershey Co. (The)	36,022	1,361,271
Hormel Foods Corp.	15,700	572,422
JM Smucker Co. (The)	25,700	1,355,161
Kellogg Co.	55,242	2,847,173
Kraft Foods, Inc., Class A	321,167	8,838,516
McCormick & Co., Inc., Non-Voting Shares	25,846	904,868
Sara Lee Corp.	153,399	1,731,875
Tyson Foods, Inc., Class A	65,700	822,564

		34,365,920

Gas Utilities 0.2%
EQT Corp.	28,400	1,188,824
Nicor, Inc.	9,805	363,569
Questar Corp.	37,700	1,501,968

		3,054,361

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	133,073	7,193,926
Becton, Dickinson and Co.	52,686	3,601,615
Boston Scientific Corp.*	328,618	2,668,378
C.R. Bard, Inc.	21,786	1,635,475
CareFusion Corp.*	38,598	863,437
DENTSPLY International, Inc.	32,400	1,067,904
Hospira, Inc.*	33,146	1,479,638
Intuitive Surgical, Inc.*	8,527	2,100,627
Medtronic, Inc.	243,906	8,707,444
St. Jude Medical, Inc.*	75,822	2,584,014
Stryker Corp.	59,177	2,722,142
Varian Medical Systems, Inc.*	27,000	1,106,460
Zimmer Holdings, Inc.*	48,346	2,541,549

		38,272,609

Health Care Providers & Services 2.0%
Aetna, Inc.	97,484	2,537,509
AmerisourceBergen Corp.	67,704	1,499,644
Cardinal Health, Inc.	77,997	2,210,435
CIGNA Corp.	59,583	1,658,791
Coventry Health Care, Inc.*	31,200	618,696
DaVita, Inc.*	22,500	1,193,175
Express Scripts, Inc.*	59,440	4,750,445
Humana, Inc.*	37,061	1,392,752
Laboratory Corp of America Holdings*	23,400	1,612,026
McKesson Corp.	59,347	3,485,449
Medco Health Solutions, Inc.*	104,852	5,884,294
Patterson Cos., Inc.*	21,200	541,236
Quest Diagnostics, Inc.	34,372	1,922,426
Tenet Healthcare Corp.*	88,887	455,101
UnitedHealth Group, Inc.	253,018	6,565,817
WellPoint, Inc.*	104,502	4,886,514

		41,214,310

Health Care Technology 0.0%
IMS Health, Inc.	37,374	612,560

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	95,763	2,788,619
Darden Restaurants, Inc.	30,176	914,635

2009 Annual Report 93

Statement of Investments (Continued)
October 31, 2009

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure (continued)

International Game Technology	64,032	$1,142,331
Marriott International, Inc., Class A	57,829	1,449,195
McDonald’s Corp.	237,541	13,922,278
Starbucks Corp.*	160,724	3,050,541
Starwood Hotels & Resorts Worldwide, Inc.	40,524	1,177,627
Wyndham Worldwide Corp.	41,329	704,659
Wynn Resorts Ltd.* (a)	14,100	764,502
Yum! Brands, Inc.	100,662	3,316,813

		29,231,200

Household Durables 0.3%
Black & Decker Corp.	13,165	621,651
D.R. Horton, Inc.	60,400	661,984
Fortune Brands, Inc.	32,886	1,280,910
Harman International Industries, Inc.	12,900	485,169
KB Home	16,530	234,395
Leggett & Platt, Inc.	34,701	670,770
Lennar Corp., Class A	31,967	402,784
Newell Rubbermaid, Inc.	60,242	874,112
Pulte Homes, Inc.	73,970	666,470
Whirlpool Corp.	16,417	1,175,293

		7,073,538

Household Products 2.6%
Clorox Co.	30,486	1,805,686
Colgate-Palmolive Co.	109,608	8,618,477
Kimberly-Clark Corp.	90,487	5,534,185
Procter & Gamble Co. (The)	635,403	36,853,374

		52,811,722

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	146,093	1,909,436
Constellation Energy Group, Inc.	43,186	1,335,311
Dynegy, Inc., Class A*	137,003	274,006

		3,518,753

Industrial Conglomerates 2.2%
3M Co.	151,989	11,181,831
General Electric Co.	2,313,432	32,989,540
Textron, Inc.	55,392	984,870

		45,156,241

Information Technology Services 1.1%
Affiliated Computer Services, Inc., Class A*	21,141	1,101,235
Automatic Data Processing, Inc.	110,378	4,393,044
Cognizant Technology Solutions Corp., Class A*	64,000	2,473,600
Computer Sciences Corp.*	32,881	1,667,396
Convergys Corp.*	26,282	285,160
Fidelity National Information Services, Inc.	68,300	1,486,208
Fiserv, Inc.*	34,766	1,594,716
MasterCard, Inc., Class A	20,549	4,500,642
Paychex, Inc.	70,252	1,995,859
Total System Services, Inc.	40,000	638,800
Western Union Co. (The)	155,452	2,824,563

		22,961,223

Insurance 2.5%
Aflac, Inc.	102,313	4,244,966
Allstate Corp. (The)	117,314	3,468,975
American International Group, Inc.* (a)	29,531	992,832
Aon Corp.	59,827	2,303,938
Assurant, Inc.	25,600	766,208
Chubb Corp.	77,062	3,739,048
Cincinnati Financial Corp.	35,389	897,465
Genworth Financial, Inc., Class A*	100,800	1,070,496
Hartford Financial Services Group, Inc.	85,671	2,100,653
Lincoln National Corp.	63,256	1,507,390
Loews Corp.	79,113	2,618,640
Marsh & McLennan Cos., Inc.	112,893	2,648,470
MBIA, Inc.*	41,276	167,581
MetLife, Inc.	178,979	6,090,655
Principal Financial Group, Inc.	68,907	1,725,431
Progressive Corp. (The)*	148,100	2,369,600
Prudential Financial, Inc.	100,443	4,543,037
Torchmark Corp.	18,531	752,359
Travelers Cos., Inc. (The)	125,915	6,269,308
Unum Group	72,449	1,445,358
XL Capital Ltd., Class A	72,146	1,183,916

		50,906,326

Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	71,550	8,500,856
Expedia, Inc.*	45,500	1,031,485

		9,532,341

Internet Software & Services 1.9%
Akamai Technologies, Inc.*	37,400	822,800
eBay, Inc.*	241,376	5,375,443
Google, Inc., Class A*	52,380	28,081,966
VeriSign, Inc.*	42,200	962,582
Yahoo!, Inc.*	255,748	4,066,393

		39,309,184

Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	59,546	223,298
Hasbro, Inc.	27,421	747,771
Mattel, Inc.	77,823	1,473,189

		2,444,258

Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	38,102	1,797,271

94 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Life Sciences Tools & Services (continued)

Millipore Corp.*	12,025	$805,795
PerkinElmer, Inc.	25,696	478,203
Thermo Fisher Scientific, Inc.*	90,876	4,089,420
Waters Corp.*	21,371	1,227,337

		8,398,026

Machinery 1.6%
Caterpillar, Inc.	133,764	7,365,046
Cummins, Inc.	44,000	1,894,640
Danaher Corp.	55,747	3,803,618
Deere & Co.	92,392	4,208,456
Dover Corp.	40,356	1,520,614
Eaton Corp.	36,336	2,196,511
Flowserve Corp.	12,300	1,207,983
Illinois Tool Works, Inc.	85,294	3,916,701
PACCAR, Inc.	79,391	2,970,017
Pall Corp.	25,691	815,432
Parker Hannifin Corp.	35,334	1,871,289
Snap-on, Inc.	11,270	411,693
Stanley Works (The)	17,080	772,528

		32,954,528

Media 2.6%
CBS Corp. Non-Voting, Class B	147,537	1,736,510
Comcast Corp., Class A	624,762	9,059,049
DIRECTV Group, Inc. (The)* (a)	101,700	2,674,710
Gannett Co., Inc.	49,776	488,800
Interpublic Group of Cos., Inc.*	103,778	624,743
McGraw-Hill Cos., Inc. (The)	68,802	1,980,122
Meredith Corp.	8,235	222,839
New York Times Co. (The), Class A(a)	28,106	224,005
News Corp., Class A	495,900	5,712,768
Omnicom Group, Inc.	68,082	2,333,851
Scripps Networks Interactive, Inc., Class A	18,500	698,560
Time Warner Cable, Inc.	79,091	3,119,349
Time Warner, Inc.	259,347	7,811,532
Viacom, Inc., Class B*	133,237	3,676,009
Walt Disney Co. (The)	405,940	11,110,578
Washington Post Co. (The), Class B	1,285	555,120

		52,028,545

Metals & Mining 0.9%
AK Steel Holding Corp.	25,500	404,685
Alcoa, Inc.	207,826	2,581,199
Allegheny Technologies, Inc.	21,375	659,632
Freeport-McMoRan Copper & Gold, Inc.*	88,714	6,508,059
Newmont Mining Corp.	104,232	4,529,923
Nucor Corp.	68,660	2,736,101
Titanium Metals Corp.	18,500	159,100
United States Steel Corp.	29,731	1,025,422

		18,604,121

Multiline Retail 0.9%
Big Lots, Inc.*	18,351	459,693
Family Dollar Stores, Inc.	30,606	866,150
J.C. Penney Co., Inc.	51,781	1,715,504
Kohl’s Corp.*	66,697	3,816,402
Macy’s, Inc.	92,052	1,617,354
Nordstrom, Inc.	35,092	1,115,224
Sears Holdings Corp.* (a)	11,961	811,673
Target Corp.	161,590	7,825,804

		18,227,804

Multi-Utilities 1.3%
Ameren Corp.	50,456	1,228,099
CenterPoint Energy, Inc.	75,242	948,049
CMS Energy Corp.	50,856	676,385
Consolidated Edison, Inc.	59,426	2,417,450
Dominion Resources, Inc.	126,288	4,305,158
DTE Energy Co.	35,491	1,312,457
Integrys Energy Group, Inc.	17,109	591,971
NiSource, Inc.	61,658	796,621
PG&E Corp.	80,072	3,274,144
Public Service Enterprise Group, Inc.	110,922	3,305,476
SCANA Corp.	25,500	862,920
Sempra Energy	52,881	2,720,727
TECO Energy, Inc.	47,681	683,746
Wisconsin Energy Corp.	25,500	1,113,585
Xcel Energy, Inc.	97,487	1,838,605

		26,075,393

Office Electronics 0.1%
Xerox Corp.	187,854	1,412,662

Oil, Gas & Consumable Fuels 10.1%
Anadarko Petroleum Corp.	105,076	6,402,281
Apache Corp.	71,924	6,769,487
Cabot Oil & Gas Corp.	22,600	869,422
Chesapeake Energy Corp.	136,600	3,346,700
Chevron Corp.	436,543	33,413,001
ConocoPhillips	322,756	16,195,896
CONSOL Energy, Inc.	39,600	1,695,276
Denbury Resources, Inc.*	56,800	829,280
Devon Energy Corp.	97,108	6,283,859
El Paso Corp.	152,313	1,494,191
EOG Resources, Inc.	54,582	4,457,166
Exxon Mobil Corp.	1,046,161	74,978,359
Hess Corp.	62,160	3,402,638
Marathon Oil Corp.	154,824	4,949,723
Massey Energy Co.	19,500	567,255
Murphy Oil Corp.	41,800	2,555,652
Noble Energy, Inc.	37,900	2,487,377

2009 Annual Report 95

Statement of Investments (Continued)
October 31, 2009

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)

Occidental Petroleum Corp.	176,554	$13,396,918
Peabody Energy Corp.	58,500	2,316,015
Pioneer Natural Resources Co.	25,600	1,052,416
Range Resources Corp.	34,200	1,711,710
Southwestern Energy Co.*	73,100	3,185,698
Spectra Energy Corp.	136,340	2,606,821
Sunoco, Inc.	25,620	789,096
Tesoro Corp.	30,300	428,442
Valero Energy Corp.	121,884	2,206,100
Williams Cos., Inc. (The)	126,838	2,390,896
XTO Energy, Inc.	126,223	5,245,828

		206,027,503

Paper & Forest Products 0.2%
International Paper Co.	93,758	2,091,741
MeadWestvaco Corp.	35,547	811,538
Weyerhaeuser Co.	46,201	1,678,944

		4,582,223

Personal Products 0.2%
Avon Products, Inc.	93,317	2,990,810
Estee Lauder Cos., Inc. (The), Class A	25,100	1,066,750

		4,057,560

Pharmaceuticals 6.5%
Abbott Laboratories	336,563	17,019,991
Allergan, Inc.	67,332	3,787,425
Bristol-Myers Squibb Co.	432,840	9,435,912
Eli Lilly & Co.	221,191	7,522,706
Forest Laboratories, Inc.*	65,432	1,810,504
Johnson & Johnson	599,925	35,425,571
King Pharmaceuticals, Inc.*	53,623	543,201
Merck & Co., Inc.	461,076	14,261,081
Mylan, Inc.*	66,751	1,084,036
Pfizer, Inc.	1,762,555	30,016,310
Schering-Plough Corp.	355,827	10,034,321
Watson Pharmaceuticals, Inc.*	22,706	781,541

		131,722,599

Professional Services 0.1%
Dun & Bradstreet Corp.	11,700	895,752
Equifax, Inc.	27,451	751,609
Monster Worldwide, Inc.*	24,931	361,998
Robert Half International, Inc.	33,806	784,299

		2,793,658

Real Estate Investment Trusts (REITs) 1.1%
Apartment Investment & Management Co., Class A	27,716	342,292
AvalonBay Communities, Inc.	17,596	1,210,253
Boston Properties, Inc.	30,100	1,829,177
Equity Residential	59,711	1,724,454
HCP, Inc.	63,600	1,881,924
Health Care REIT, Inc.	24,400	1,082,628
Host Hotels & Resorts, Inc.	130,500	1,319,355
Kimco Realty Corp.	77,400	978,336
Plum Creek Timber Co., Inc. (a)	36,261	1,134,607
ProLogis	95,351	1,080,327
Public Storage	28,000	2,060,800
Simon Property Group, Inc.	60,848	4,130,971
Ventas, Inc.	32,100	1,288,173
Vornado Realty Trust	34,590	2,060,180

		22,123,477

Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc., Class A*	48,700	504,045

Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	58,352	4,395,073
CSX Corp.	87,212	3,678,602
Norfolk Southern Corp.	80,237	3,740,649
Ryder System, Inc.	12,505	507,078
Union Pacific Corp.	110,032	6,067,164

		18,388,566

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc.*	132,542	609,693
Altera Corp.	64,682	1,280,057
Analog Devices, Inc.	63,757	1,634,092
Applied Materials, Inc.	282,119	3,441,852
Broadcom Corp., Class A*	94,996	2,527,844
Intel Corp.	1,218,738	23,290,083
KLA-Tencor Corp.	37,321	1,213,306
Linear Technology Corp.	49,067	1,269,854
LSI Corp.*	131,282	672,164
MEMC Electronic Materials, Inc.*	49,100	609,822
Microchip Technology, Inc.	39,900	956,004
Micron Technology, Inc.*	175,768	1,193,465
National Semiconductor Corp.	45,177	584,590
Novellus Systems, Inc.*	21,521	442,902
NVIDIA Corp.*	117,633	1,406,891
Teradyne, Inc.*	37,101	310,535
Texas Instruments, Inc.	269,959	6,330,538
Xilinx, Inc.	60,022	1,305,478

		49,079,170

Software 4.2%
Adobe Systems, Inc.*	115,142	3,792,777
Autodesk, Inc.*	49,662	1,238,074
BMC Software, Inc.*	40,656	1,510,777
CA, Inc.	86,238	1,804,099
Citrix Systems, Inc.*	39,471	1,450,954
Compuware Corp.*	54,907	387,643
Electronic Arts, Inc.*	70,407	1,284,224
Intuit, Inc.*	70,262	2,042,516
McAfee, Inc.*	33,800	1,415,544

96 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Software (continued)

Microsoft Corp.	1,687,689	$46,799,616
Novell, Inc.*	69,872	285,777
Oracle Corp.	850,238	17,940,022
Red Hat, Inc.*	43,700	1,127,897
Salesforce.com, Inc.*	23,100	1,310,925
Symantec Corp.*	181,174	3,185,039

		85,575,884

Specialty Retail 1.8%
Abercrombie & Fitch Co., Class A	19,100	626,862
AutoNation, Inc.* (a)	24,180	416,863
AutoZone, Inc.*	7,710	1,043,240
Bed Bath & Beyond, Inc.*	56,802	1,999,998
Best Buy Co., Inc.	74,115	2,829,711
GameStop Corp., Class A*	36,000	874,440
Gap, Inc. (The)	102,140	2,179,668
Home Depot, Inc.	371,067	9,310,071
Limited Brands, Inc.	61,328	1,079,373
Lowe’s Cos., Inc.	320,598	6,274,103
Office Depot, Inc.*	55,662	336,755
O’Reilly Automotive, Inc.*	30,500	1,137,040
RadioShack Corp.	29,971	506,210
Sherwin-Williams Co. (The)	21,586	1,231,266
Staples, Inc.	156,072	3,386,762
Tiffany & Co.	26,886	1,056,351
TJX Cos., Inc.	91,068	3,401,390

		37,690,103

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	70,800	2,334,276
NIKE, Inc., Class B	83,672	5,202,725
Polo Ralph Lauren Corp.	12,400	922,808
VF Corp.	19,106	1,357,290

		9,817,099

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	109,700	1,441,458
People’s United Financial, Inc.	76,300	1,223,089

		2,664,547

Tobacco 1.6%
Altria Group, Inc.	444,743	8,054,296
Lorillard, Inc.	36,900	2,867,868
Philip Morris International, Inc.	421,243	19,950,068
Reynolds American, Inc.	36,790	1,783,579

		32,655,811

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	28,300	976,350
W.W. Grainger, Inc.	14,025	1,314,563

		2,290,913

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	86,800	3,195,976
MetroPCS Communications, Inc.*	58,700	365,701
Sprint Nextel Corp.*	619,914	1,834,945

		5,396,622

Total Common Stocks (cost $2,266,282,514)		1,986,422,742

Mutual Fund 3.3%

Money Market Fund 3.3%
Invesco AIM Liquid Assets Portfolio, 0.21% (c)	66,761,494	66,761,494

Total Mutual Fund (cost $66,761,494)		66,761,494

Repurchase Agreement 0.5%

	Principal Amount	Market Value

Morgan Stanley, 0.08%, dated 10/30/09, due 11/02/09, repurchase price $10,774,439, collateralized by U.S. Government Agency Mortgages ranging from 3.17% to 7.00%, maturing 08/01/17 - total market value of $10,989,935. (d)	$10,774,367	10,774,367

Total Repurchase Agreement (Cost $10,774,367)		10,774,367

Total Investments (Cost $2,343,818,375) (e) — 101.3%		2,063,958,603

Liabilities in excess of other assets — (1.3)%		(25,505,933)

NET ASSETS — 100.0%		$2,038,452,670

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $10,235,244.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of October 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $10,774,367.

2009 Annual Report 97

Statement of Investments (Continued)
October 31, 2009

Nationwide S&P 500 Index Fund (Continued)

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Depreciation

223	S & P 500 Index	12/17/09	$57,589,750	$(1,182,559)

The accompanying notes are an integral part of these financial statements.

98 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
S&P 500
Index Fund

Assets:
Investments, at value (cost $2,333,044,008)*	$2,053,184,236
Repurchase agreements, at value and cost	10,774,367

Total Investments	2,063,958,603

Cash	63,929
Interest and dividends receivable	2,423,087
Security lending income receivable	14,507
Receivable for capital shares issued	445,192
Prepaid expenses and other assets	115,303

Total Assets	2,067,020,621

Liabilities:
Payable for investments purchased	9,841,738
Payable for capital shares redeemed	5,734,263
Payable for variation margin on futures contracts	1,588,387
Payable upon return of securities loaned (Note 2)	10,774,367
Accrued expenses and other payables:
Investment advisory fees	88,566
Fund administration fees	204,583
Distribution fees	82,073
Accounting and transfer agent fees	24,013
Trustee fees	20,053
Custodian fees	16,450
Compliance program costs (Note 3)	14,037
Professional fees	122,732
Other	56,689

Total Liabilities	28,567,951

Net Assets	$2,038,452,670

Represented by:
Capital	$2,359,591,175
Accumulated undistributed net investment income	3,916,284
Accumulated net realized losses from investment and futures transactions	(44,012,458)
Net unrealized appreciation/(depreciation) from investments	(279,859,772)
Net unrealized appreciation/(depreciation) from futures (Note 2)	(1,182,559)

Net Assets	$2,038,452,670

Net Assets:
Class A Shares	$91,782,717
Class B Shares	9,974,577
Class C Shares	3,011,534
Class R2 Shares (a)	388,693
Institutional Service Class Shares	69,764,415
Institutional Class Shares	1,482,444,134
Service Class Shares	381,086,600

Total	$2,038,452,670

*	Includes value of securities on loan of $10,235,244 (Note 2)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 99

Statement of Assets and Liabilities (Continued)

Nationwide
S&P 500
Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,602,254
Class B Shares	1,157,476
Class C Shares	351,454
Class R2 Shares (a)	44,945
Institutional Service Class Shares	8,024,072
Institutional Class Shares	170,308,049
Service Class Shares	43,991,758

Total	234,480,008

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.66
Class B Shares (b)	$8.62
Class C Shares (c)	$8.57
Class R2 Shares (a)	$8.65
Institutional Service Class Shares	$8.69
Institutional Class Shares	$8.70
Service Class Shares	$8.66
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
S&P 500
Index Fund

INVESTMENT INCOME:
Interest income	$44,267
Dividend income	42,902,912
Income from securities lending (Note 2)	902,995

Total Income	43,850,174

EXPENSES:
Investment advisory fees	2,242,946
Fund administration fees	2,091,768
Distribution fees Class A	183,127
Distribution fees Class B	88,123
Distribution fees Class C	25,598
Distribution fees Class R2 (a)	1,520
Distribution fees Local Shares	17
Distribution fees Service Class	527,160
Administrative servicing fees Class A	26,151
Administrative servicing fees Class R2 (a)	520
Administrative servicing fees Institutional Service Class	152,192
Administrative servicing fees Service Class	899,525
Registration and filing fees	104,379
Professional fees	347,302
Printing fees	110,947
Trustee fees	117,397
Custodian fees	69,361
Accounting and transfer agent fees	109,291
Compliance program costs (Note 3)	46,597
Other	210,248

Total expenses before earnings credit and waived/reimbursed expenses	7,354,169
Earnings credit (Note 5)	(4,756)
Administrative servicing fees voluntarily waived — Service	(10,000)
Expenses reimbursed by adviser	(1,433,334)

Net Expenses	5,906,079

NET INVESTMENT INCOME	37,944,095

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(17,432,080)
Net realized gains from futures transactions (Note 2)	16,637,821

Net realized losses from investment and futures transactions	(794,259)

Net change in unrealized appreciation/(depreciation) from investments	161,785,399
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	2,158,640

Net change in unrealized appreciation/(depreciation) from investments and futures	163,944,039

Net realized/unrealized gains from investments and futures	163,149,780

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$201,093,875

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 101

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$37,944,095	$41,246,030
Net realized losses from investment and futures transactions	(794,259)	(11,392,248)
Net change in unrealized appreciation/(depreciation) from investments and futures	163,944,039	(988,517,590)

Change in net assets resulting from operations	201,093,875	(958,663,808)

Distributions to Shareholders From:
Net investment income:
Class A	(1,470,934)	(1,362,509)
Class B	(111,448)	(103,029)
Class C	(33,336)	(25,993)
Class R2 (a)	(4,852)	(2,973)
Institutional Service Class	(1,241,356)	(1,377,208)
Local Shares (b)	(737)	(2,566)
Institutional Class	(28,168,273)	(28,813,725)
Service Class	(6,632,079)	(8,117,001)
Net realized gains:
Class A	–	(1,246,235)
Class B	–	(169,165)
Class C	–	(41,591)
Class R2 (a)	–	(3,095)
Institutional Service Class	–	(1,383,994)
Local Shares (b)	–	(2,280)
Institutional Class	–	(23,761,476)
Service Class	–	(9,213,280)

Change in net assets from shareholder distributions	(37,663,015)	(75,626,120)

Change in net assets from capital transactions	170,078,134	38,913,732

Change in net assets	333,508,994	(995,376,196)

Net Assets:
Beginning of year	1,704,943,676	2,700,319,872

End of year	$2,038,452,670	$1,704,943,676

Accumulated undistributed net investment income at end of year	$3,916,284	$3,881,810

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$36,742,591	$34,549,043
Dividends reinvested	1,320,442	2,296,921
Cost of shares redeemed (c)	(19,539,520)	(18,792,722)

Total Class A	18,523,513	18,053,242

Class B Shares
Proceeds from shares issued	2,702,593	3,616,798
Dividends reinvested	27,931	89,841
Cost of shares redeemed (c)	(2,303,620)	(1,899,648)

Total Class B	426,904	1,806,991

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

(c)	Includes redemption fees — See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2009

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,002,646	$1,309,599
Dividends reinvested	10,321	24,030
Cost of shares redeemed	(606,492)	(954,832)

Total Class C	406,475	378,797

Class R2 Shares(a)
Proceeds from shares issued	194,911	138,624
Dividends reinvested	4,852	6,067
Cost of shares redeemed	(69,536)	(62,556)

Total Class R2	130,227	82,135

Institutional Service Class Shares
Proceeds from shares issued	14,671,266	9,866,611
Dividends reinvested	1,241,340	2,761,185
Cost of shares redeemed	(13,367,948)	(12,396,189)

Total Institutional Service Class	2,544,658	231,607

Local Shares Shares(b)
Proceeds from shares issued	2	502
Dividends reinvested	698	4,599
Cost of shares redeemed	(88,653)	–

Total Local Shares	(87,953)	5,101

Institutional Class Shares
Proceeds from shares issued	273,988,070	365,062,461
Dividends reinvested	28,094,784	52,373,108
Cost of shares redeemed(c)	(130,473,874)	(352,934,526)

Total Institutional Class	171,608,980	64,501,043

Service Class Shares
Proceeds from shares issued	32,797,491	40,235,869
Dividends reinvested	6,631,986	17,330,218
Cost of shares redeemed(c)	(62,904,147)	(103,711,271)

Total Service	(23,474,670)	(46,145,184)

Change in net assets from capital transactions:	$170,078,134	$38,913,732

SHARE TRANSACTIONS:
Class A Shares
Issued	4,938,480	3,181,707
Reinvested	177,559	195,918
Redeemed	(2,599,365)	(1,750,553)

Total Class A Shares	2,516,674	1,627,072

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

(c)	Includes redemption fees — See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 103

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	368,771	338,059
Reinvested	3,847	7,571
Redeemed	(303,994)	(178,064)

Total Class B Shares	68,624	167,566

Class C Shares
Issued	138,967	122,274
Reinvested	1,427	2,034
Redeemed	(77,739)	(82,342)

Total Class C Shares	62,655	41,966

Class R2 Shares(a)
Issued	26,502	13,708
Reinvested	667	517
Redeemed	(9,171)	(5,247)

Total Class R2 Shares	17,998	8,978

Institutional Service Class Shares
Issued	2,051,933	969,875
Reinvested	167,215	233,631
Redeemed	(1,766,031)	(1,121,178)

Total Institutional Service Class Shares	453,117	82,328

Local Shares Shares(b)
Issued	–	44
Reinvested	94	390
Redeemed	(12,781)	–

Total Local Shares Shares	(12,687)	434

Institutional Class Shares
Issued	37,341,312	33,135,124
Reinvested	3,753,225	4,455,874
Redeemed	(17,005,455)	(30,453,631)

Total Institutional Class Shares	24,089,082	7,137,367

Service Class Shares
Issued	4,886,701	3,785,208
Reinvested	897,397	1,465,964
Redeemed	(8,595,543)	(9,216,829)

Total Service Shares	(2,811,445)	(3,965,657)

Total change in shares:	24,384,018	5,100,054

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

The accompanying notes are an integral part of these financial statements.

104 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			And										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (h)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%	$91,782,717	0.52%	1.97%	0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)		$8.09	(36.42%)	$65,378,521	0.49%	1.71%	0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	–	$13.13	13.98%	$84,794,405	0.49%	1.48%	0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	–	$11.75	15.90%	$42,670,253	0.49%	1.46%	0.52%	2.63%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	–	(0.17)	–	$10.36	8.11%	$24,805,311	0.50%	1.49%	0.56%	5.28%

Class B Shares
Year Ended October 31, 2009 (h)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%	$9,974,577	1.23%	1.29%	1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%)	$8,760,072	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	–	$13.07	13.09%	$12,040,325	1.23%	0.75%	1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	–	$11.71	15.01%	$6,296,167	1.23%	0.75%	1.26%	2.63%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	–	(0.09)	–	$10.33	7.45%	$5,707,020	1.23%	0.90%	1.28%	5.28%

Class C Shares
Year Ended October 31, 2009 (h)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%	$3,011,534	1.23%	(0.23%)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%)	$2,311,273	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	–	$13.00	13.11%	$3,208,449	1.23%	0.74%	1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	–	$11.65	15.06%	$1,422,512	1.23%	0.72%	1.26%	2.63%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	–	(0.11)	–	$10.28	7.44%	$831,234	1.23%	0.71%	1.28%	5.28%

Class R2 Shares(f)
Year Ended October 31, 2009 (h)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%	$388,693	0.90%	1.56%	0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%)	$217,723	0.76%	1.42%	0.80%	10.51%
Period Ended October 31, 2007 (g)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	–	$13.12	9.34%	$235,763	0.74%	1.12%	0.76%	3.56%

Institutional Service Class Shares
Year Ended October 31, 2009 (h)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%	$69,764,415	0.48%	2.57%	0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%)	$61,463,544	0.47%	1.74%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	–	$13.18	14.01%	$98,678,663	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	–	$11.79	15.85%	$82,442,558	0.48%	1.49%	0.51%	2.63%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	–	(0.17)	–	$10.40	8.29%	$69,995,616	0.48%	1.68%	0.52%	5.28%
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.
(h)	Per share calculations were performed using the average shares method.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 105

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			And										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Institutional Class Shares
Year Ended October 31, 2009 (d)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%	$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	–	$13.19	14.26%	$1,834,779,809	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	–	$11.80	16.12%	$2,689,367,610	0.23%	1.73%	0.26%	2.63%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	–	(0.19)	–	$10.41	8.55%	$2,007,289,506	0.23%	1.86%	0.28%	5.28%

Service Class Shares
Year Ended October 31, 2009 (d)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%	$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	–	$13.13	13.79%	$666,420,484	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	–	$11.75	15.74%	$628,020,675	0.63%	1.35%	0.66%	2.63%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	–	(0.15)	–	$10.36	8.06%	$578,102,425	0.63%	1.51%	0.67%	5.28%
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using the average shares method.

The accompanying notes are an integral part of these financial statements.

106 Annual Report 2009

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2009, the Nationwide Small Cap Index Fund (Class A at NAV) returned 5.94% versus 6.46% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 754 funds as of October 31, 2009) was 11.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The sectors represented in the Russell 2000 Index posted mixed results, with six of the 10 sectors recording positive returns for the reporting period. Information technology led the way, advancing 29.32%, followed by consumer discretionary, with 28.42%, and materials, with 28.03%. Fund-holdings Dollar Thrifty Automotive Group, Inc.; The Providence Service Corp. and Boise Inc. were the strongest performers among individual stocks within the Index.

What areas of investment detracted from Fund performance?

By contrast, the financials sector posted the weakest results, registering -13.48% for the reporting period. Other laggards were energy, with -5.59%; industrials, with -1.63%; and utilities, with -0.80%. Among individual stocks within the Index which were held by the Fund, Apex Silver Mines Corp., LandAmerica Financial Group, Inc. and FirstFed Financial Corp. posted the lowest returns.

What is your outlook for the near term?

We believe the world economies are now three or four months into their recovery from what some have been calling the “Great Recession.” Monetary and fiscal stimulus efforts clearly have taken hold, and the resulting initial growth spurt has been sharp and rapid. We maintain our belief that after this quick run-up in growth, the economies of the developed world will transition into a period of lower long-term growth, because ongoing unwinding of debt or deleveraging will continue to act as a headwind for the economy.

In such an environment, equity markets should be able to continue to gain, at least until global policymakers shift into tightening cycles. From our perspective, we believe the markets are at least several months away from that scenario.

Beyond that point, the outlook is less clear. The market rally appears to have evolved from one driven by liquidity influxes and policy measures into one based more on recovering corporate profits. At some point, we believe the markets will require clearer evidence that corporate revenue growth is sustainable, and unless or until that occurs, we should see some continued back-and-forth action in the markets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report 107

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return
For periods ended October 31, 2009

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	5.94%	-0.04%	3.27%
	w/SC3	-0.11%	-1.21%	2.65%

Class B4	w/o SC2	5.54%	-0.65%	2.75%
	w/SC5	0.54%	-0.96%	2.75%

Class C6	w/o SC2	5.46%	-0.61%	2.78%
	w/SC7	4.46%	-0.61%	2.78%

Class R2[8,9,10]		5.94%	-0.06%	3.26%

Institutional Class[1,8]		6.51%	0.36%	3.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.76%	0.70%

Class B	1.36%	1.30%

Class C	1.36%	1.30%

Class R2	1.06%	1.00%

Institutional Class	0.36%	0.30%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

108 Annual Report 2009

Shareholder	Nationwide Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value($)	Account Value($)	During Period ($)	During Period (%)
Nationwide Small Cap Index Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,160.10	3.92	0.75
	Hypothetical	[b]	1,000.00	1,021.58	3.67	0.75

Class B Shares	Actual		1,000.00	1,156.30	7.07	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30

Class C Shares	Actual		1,000.00	1,156.70	7.07	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30

Class R2 Shares (c)	Actual		1,000.00	1,159.90	5.01	0.96
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.96

Institutional Class Shares	Actual		1,000.00	1,162.40	1.64	0.30
	Hypothetical	[b]	1,000.00	1,023.69	1.53	0.30

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 109

Portfolio Summary	Nationwide Small Cap Index Fund
October 31, 2009

Asset Allocation

Common Stocks	95.9%
Repurchase Agreement	5.5%
Mutual Fund	3.9%
Rights	0.0%
Warrants	0.0%
Exchange Traded Fund	0.0%
Liabilities in excess of other assets	(5	.3)%

	100.0%

Top Industries†

Real Estate Investment Trusts	5.7%
Commercial Banks	5.4%
Software	4.2%
Health Care Equipment & Supplies	3.4%
Biotechnology	3.4%
Health Care Providers & Services	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Specialty Retail	3.0%
Insurance	3.0%
Communications Equipment	3.0%
Other Industries*	62.6%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	3.7%
Human Genome Sciences, Inc.	0.3%
Tupperware Brands Corp.	0.3%
Perot Systems Corp., Class A	0.3%
Solera Holdings, Inc.	0.3%
Bally Technologies, Inc.	0.2%
E*Trade Financial Corp.	0.2%
MFA Financial, Inc.	0.2%
J Crew Group, Inc.	0.2%
Highwoods Properties, Inc.	0.2%
Other Holdings*	94.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

110 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Small Cap Index Fund

Common Stocks 95.9%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.*	16,468	$322,938
Aerovironment, Inc.*	5,200	138,632
American Science & Engineering, Inc.	3,530	233,404
Applied Signal Technology, Inc.	4,700	96,303
Argon ST, Inc.*	5,940	110,484
Ascent Solar Technologies, Inc.*	6,400	32,320
Astronics Corp.*	3,800	31,502
Ceradyne, Inc.*	11,040	177,965
Cubic Corp.	6,546	227,212
Curtiss-Wright Corp.	19,048	568,011
DigitalGlobe, Inc.*	6,300	140,679
Ducommun, Inc.	4,500	76,590
DynCorp International, Inc., Class A*	10,400	176,800
Esterline Technologies Corp.*	12,661	533,155
GenCorp, Inc.*	21,474	159,767
GeoEye, Inc.*	7,100	180,127
HEICO Corp.	9,548	363,110
Herley Industries, Inc.*	5,900	66,729
Hexcel Corp.*	41,175	452,925
Ladish Co., Inc.*	7,000	90,720
LMI Aerospace, Inc.*	3,600	38,772
Moog, Inc., Class A*	18,663	466,015
Orbital Sciences Corp.*	23,722	305,539
Stanley, Inc.*	4,800	135,600
Taser International, Inc.*	26,416	108,041
Teledyne Technologies, Inc.*	15,363	524,800
Todd Shipyards Corp.	2,500	41,700
Triumph Group, Inc.	6,605	309,180

		6,109,020

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	24,400	63,196
Atlas Air Worldwide Holdings, Inc.*	6,900	181,401
Dynamex, Inc.*	3,860	71,526
Forward Air Corp.	12,291	262,290
HUB Group, Inc., Class A*	16,315	405,591
Pacer International, Inc.	12,124	34,674

		1,018,678

Airlines 0.7%
AirTran Holdings, Inc.*	53,919	228,078
Alaska Air Group, Inc.*	15,488	398,351
Allegiant Travel Co.*(a)	6,200	233,802
Hawaiian Holdings, Inc.*	22,000	155,980
JetBlue Airways Corp.*	104,800	519,808
Republic Airways Holdings, Inc.*	13,600	108,936
SkyWest, Inc.	24,158	337,487
UAL Corp.*	68,400	445,284
US Airways Group, Inc.*	65,700	201,042

		2,628,768

Auto Components 0.7%
American Axle & Manufacturing Holdings, Inc. (a)	16,545	99,104
Amerigon, Inc.*	9,100	58,513
ArvinMeritor, Inc.	32,279	252,099
China Automotive Systems, Inc.* (a)	2,800	29,008
Cooper Tire & Rubber Co.	24,168	368,804
Dana Holding Corp.*	56,600	320,356
Dorman Products, Inc.*	4,700	68,714
Drew Industries, Inc.*	8,098	154,996
Exide Technologies*	20,600	126,072
Fuel Systems Solutions, Inc.*	5,500	180,070
Hawk Corp., Class A*	2,600	36,192
Modine Manufacturing Co.	18,440	189,932
Raser Technologies, Inc.* (a)	22,300	26,314
Spartan Motors, Inc.	13,800	68,862
Standard Motor Products, Inc.	6,700	56,012
Stoneridge, Inc.*	6,500	47,775
Superior Industries International, Inc.	10,085	133,929
Tenneco, Inc.*	20,670	281,525
Wonder Auto Technology, Inc.*	6,400	82,816

		2,581,093

Automobiles 0.0%
Winnebago Industries*	12,353	142,060

Beverages 0.1%
Boston Beer Co., Inc., Class A*	3,355	127,490
Coca-Cola Bottling Co. Consolidated	1,800	80,838
Heckmann Corp.*	36,500	155,490
National Beverage Corp.*	4,432	48,530

		412,348

Biotechnology 3.6%
Acorda Therapeutics, Inc.*	16,500	358,545
Affymax, Inc.*	5,500	110,770
Alkermes, Inc.*	40,257	320,848
Allos Therapeutics, Inc.*	28,000	158,200
Alnylam Pharmaceuticals, Inc.* (a)	15,800	269,232
AMAG Pharmaceuticals, Inc.*	6,960	262,949
Amicus Therapeutics, Inc.*	6,600	25,344
Arena Pharmaceuticals, Inc.* (a)	36,400	128,492
ARIAD Pharmaceuticals, Inc.*	41,714	75,085
Arqule, Inc.*	17,000	56,950
Array BioPharma, Inc.*	20,800	37,232
AVI BioPharma, Inc.* (a)	37,300	54,831
BioCryst Pharmaceuticals, Inc.* (a)	9,100	81,263
Biospecifics Technologies Corp.*	1,500	45,750
Cardium Therapeutics, Inc.* (a)	19,900	13,731
Celera Corp.*	34,873	215,864
Cell Therapeutics, Inc.* (a)	226,000	214,700
Celldex Therapeutics, Inc.* (a)	10,400	45,344
Cepheid, Inc.*	24,690	327,636

2009 Annual Report 111

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Biotechnology (continued)

Chelsea Therapeutics International, Ltd.*	9,900	$27,324
Clinical Data, Inc.* (a)	5,100	80,478
Cubist Pharmaceuticals, Inc.*	24,220	410,287
Curis, Inc.*	25,500	50,745
Cytokinetics, Inc.*	17,400	55,506
Cytori Therapeutics, Inc.* (a)	11,900	39,151
Dyax Corp.*	26,600	83,524
Emergent Biosolutions, Inc.*	6,900	99,498
Enzon Pharmaceuticals, Inc.*	19,005	159,452
Exelixis, Inc.*	47,240	287,219
Facet Biotech Corp.*	9,860	168,902
Genomic Health, Inc.*	6,100	113,277
Geron Corp.* (a)	37,917	231,673
GTx, Inc.* (a)	8,000	71,840
Halozyme Therapeutics, Inc.*	28,000	169,680
Hemispherx Biopharma, Inc.* (a)	50,100	72,645
Human Genome Sciences, Inc.*	69,065	1,290,825
Idenix Pharmaceuticals, Inc.*	10,915	24,231
Idera Pharmaceuticals, Inc.* (a)	9,400	50,196
ImmunoGen, Inc.*	22,700	151,863
Immunomedics, Inc.*	27,700	98,612
Incyte Corp Ltd.*	34,529	203,376
Infinity Pharmaceuticals, Inc.*	7,200	40,176
Insmed, Inc.*	53,500	37,450
InterMune, Inc.*	16,483	199,115
Isis Pharmaceuticals, Inc.*	39,680	502,746
Lexicon Pharmaceuticals, Inc.*	36,600	47,946
Ligand Pharmaceuticals, Inc., Class B*	48,300	82,110
MannKind Corp.* (a)	23,500	122,670
Martek Biosciences Corp.*	13,905	249,734
Maxygen, Inc.*	10,609	59,198
Medivation, Inc.* (a)	12,500	319,000
Metabolix, Inc.*	8,200	83,148
Micromet, Inc.* (a)	23,000	117,530
Molecular Insight Pharmaceuticals, Inc.* (a)	7,500	36,000
Momenta Pharmaceuticals, Inc.*	15,300	139,536
Myriad Pharmaceuticals, Inc.*	8,447	46,627
Nabi Biopharmaceuticals*	22,551	73,291
Nanosphere, Inc.*	4,600	30,728
Neurocrine Biosciences, Inc.*	16,635	36,930
NeurogesX, Inc.*	5,400	42,606
Novavax, Inc.* (a)	25,300	97,152
NPS Pharmaceuticals, Inc.*	20,900	66,253
OncoGenex Pharmaceutical, Inc.*	1,900	55,309
Onyx Pharmaceuticals, Inc.*	25,910	689,206
Opko Health, Inc.*	20,300	44,051
Orexigen Therapeutics, Inc.*	10,100	65,246
Osiris Therapeutics, Inc.* (a)	7,100	45,085
OXiGENE, Inc.* (a)	14,400	16,272
PDL BioPharma, Inc.	48,100	404,521
Pharmasset, Inc.*	8,800	165,264
Poniard Pharmaceuticals, Inc.* (a)	11,300	74,015
Progenics Pharmaceuticals, Inc.*	11,800	49,442
Protalix BioTherapeutics, Inc.*	15,750	149,310
Regeneron Pharmaceuticals, Inc.*	27,377	429,819
Repligen Corp.*	13,200	64,416
Rigel Pharmaceuticals, Inc.*	20,574	131,879
Sangamo BioSciences, Inc.* (a)	17,500	93,100
Savient Pharmaceuticals, Inc.*	27,052	340,855
SciClone Pharmaceuticals, Inc.*	15,200	37,392
Seattle Genetics, Inc.*	34,800	315,984
SIGA Technologies, Inc.* (a)	11,000	70,180
Spectrum Pharmaceuticals, Inc.* (a)	16,500	68,475
StemCells, Inc.* (a)	43,300	49,362
Synta Pharmaceuticals Corp.*	7,200	19,800
Theravance, Inc.*	23,400	326,898
Vanda Pharmaceuticals, Inc.* (a)	11,400	116,280
Vical, Inc.*	15,900	48,972
Zymogenetics, Inc.*	16,154	75,116

		13,119,265

Building Products 0.5%
AAON, Inc.	4,550	81,946
American Woodmark Corp.	4,435	87,236
Ameron International Corp.	3,600	212,328
Apogee Enterprises, Inc.	11,850	156,894
Builders FirstSource, Inc.* (a)	6,900	26,841
Gibraltar Industries, Inc.	11,878	128,520
Griffon Corp.*	18,324	160,702
Insteel Industries, Inc.	7,400	82,288
NCI Building Systems, Inc.*	31,994	62,708
Quanex Building Products Corp.	16,075	239,035
Simpson Manufacturing Co., Inc.	16,218	379,339
Trex Co., Inc.* (a)	6,600	105,006
Universal Forest Products, Inc.	8,106	289,222

		2,012,065

Capital Markets 2.4%
Allied Capital Corp.	78,800	245,856
American Capital Ltd.* (a)	119,300	319,724
Apollo Investment Corp.	67,182	604,638
Ares Capital Corp.	41,349	431,684
BGC Partners, Inc., Class A	20,711	100,034
BlackRock Kelso Capital Corp.	5,486	40,103
Broadpoint Gleacher Securities, Inc.*	20,700	131,859
Calamos Asset Management, Inc., Class A	8,400	89,040
Capital Southwest Corp.	1,315	97,652
Cohen & Steers, Inc. (a)	7,550	145,941
Diamond Hill Investment Group, Inc.*	900	47,214
Duff & Phelps Corp., Class A	7,400	127,206
E*Trade Financial Corp.*	612,200	893,812
Epoch Holding Corp.	4,800	44,592
Evercore Partners, Inc., Class A	4,400	143,616

112 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Capital Markets (continued)

FBR Capital Markets Corp.*	6,400	$39,040
Fifth Street Finance Corp.	12,200	119,926
GAMCO Investors, Inc., Class A	3,168	133,658
GFI Group, Inc.	28,540	146,981
Gladstone Capital Corp.	9,028	74,120
Gladstone Investment Corp.	9,300	46,965
Harris & Harris Group, Inc.*	11,100	47,619
Hercules Technology Growth Capital, Inc.	15,039	141,066
International Assets Holding Corp.*	5,424	97,569
JMP Group, Inc.	7,200	60,624
KBW, Inc.*	15,200	425,600
Knight Capital Group, Inc., Class A*	38,375	646,619
Kohlberg Capital Corp.	7,600	40,356
LaBranche & Co., Inc.*	23,506	64,876
Main Street Capital Corp. (a)	3,500	46,515
MCG Capital Corp.*	30,398	121,288
MF Global Ltd.*	42,500	302,600
MVC Capital, Inc.	9,500	87,210
NGP Capital Resources Co.	9,263	66,323
Oppenheimer Holdings, Inc., Class A	4,400	112,200
optionsXpress Holdings, Inc.	18,500	289,155
PennantPark Investment Corp.	9,019	69,717
Penson Worldwide, Inc.*	9,100	88,725
Piper Jaffray Cos.*	8,379	388,702
Prospect Capital Corp. (a)	21,200	210,516
Pzena Investment Management, Inc., Class A*	2,300	16,974
Riskmetrics Group, Inc.*	9,200	135,148
Safeguard Scientifics, Inc.*	7,883	76,780
Sanders Morris Harris Group Inc.	8,153	47,369
Stifel Financial Corp.*	12,349	641,654
SWS Group, Inc.	10,525	140,824
Teton Advisors, Inc*	46	332
Thomas Weisel Partners Group, Inc.*	8,630	39,094
TICC Capital Corp.	11,300	55,596
TradeStation Group, Inc.*	14,200	109,624
Triangle Capital Corp. (a)	3,800	45,562
US Global Investors, Inc., Class A (a)	5,500	54,945
Virtus Investment Partners, Inc.*	2,483	36,401
Westwood Holdings Group, Inc.	2,200	77,638

		8,808,882

Chemicals 2.0%
A. Schulman, Inc.	9,808	170,365
American Vanguard Corp.	8,133	67,504
Ampal American Israel, Class A*	8,400	19,320
Arch Chemicals, Inc.	11,150	308,744
Balchem Corp.	8,065	222,513
Calgon Carbon Corp.*	22,848	361,912
China Green Agriculture, Inc.* (a)	3,200	35,264
Ferro Corp.	19,117	117,187
H.B. Fuller Co.	20,500	391,755
Hawkins, Inc.	2,900	60,958
ICO, Inc.*	11,700	44,928
Innophos Holdings, Inc.	7,300	141,255
Innospec, Inc.	10,344	122,266
Koppers Holdings, Inc.	8,600	224,632
Landec Corp.*	11,700	76,518
LSB Industries, Inc.*	7,300	90,520
Minerals Technologies, Inc.	7,935	390,878
NewMarket Corp.	4,075	381,013
NL Industries, Inc.	2,928	18,154
Olin Corp.	31,998	488,609
OM Group, Inc.*	12,500	337,750
Omnova Solutions, Inc.*	17,100	109,611
PolyOne Corp.*	40,588	226,481
Quaker Chemical Corp.	4,700	96,820
Rockwood Holdings, Inc.*	21,400	425,432
Sensient Technologies Corp.	20,454	517,282
ShengdaTech, Inc.* (a)	12,400	75,020
Solutia, Inc.*	49,800	547,800
Spartech Corp.	13,388	128,123
Stepan Co.	3,100	177,444
W.R. Grace & Co.*	29,900	654,511
Westlake Chemical Corp.	8,400	204,036
Zep, Inc.	9,413	160,962
Zoltek Cos., Inc.* (a)	11,800	105,138

		7,500,705

Commercial Banks 5.7%
1st Source Corp.	6,340	93,959
Alliance Financial Corp.	1,700	44,268
American National Bankshares, Inc.	2,600	55,718
Ameris Bancorp	5,872	34,586
Ames National Corp. (a)	2,700	56,700
Arrow Financial Corp.	4,120	104,772
Auburn National Bancorp, Inc.	1,300	25,428
Bancfirst Corp.	2,600	93,886
Banco Latinoamericano de Comercio Exterior SA, Class E	11,700	165,087
Bancorp Rhode Island, Inc.	1,600	40,832
Bancorp, Inc.*	6,700	34,170
Bank of Kentucky Financial Corp. (The)	1,600	34,624
Bank of Marin Bancorp	2,500	82,525
Bank of the Ozarks, Inc.	5,516	125,489
Banner Corp. (a)	6,887	21,143
Bar Harbor Bankshares	1,500	42,600
Boston Private Financial Holdings, Inc.	30,465	181,267
Bridge Bancorp, Inc. (a)	3,000	63,660
Bryn Mawr Bank Corp.	2,900	46,400
Camden National Corp.	3,300	101,409
Cape Bancorp, Inc.*	4,800	34,080
Capital City Bank Group, Inc. (a)	5,137	60,308
Cardinal Financial Corp.	12,400	101,060

2009 Annual Report 113

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Cathay General Bancorp	21,313	$188,194
Center Bancorp, Inc.	5,047	39,266
Centerstate Banks, Inc.	6,400	48,192
Central Pacific Financial Corp.	12,205	17,209
Century Bancorp, Inc., Class A	1,500	36,495
Chemical Financial Corp.	8,871	194,718
Chicopee Bancorp, Inc.*	2,500	31,450
Citizens & Northern Corp.	4,000	48,720
Citizens Holding Co.	1,600	35,360
Citizens Republic Bancorp, Inc.*	50,701	30,522
City Holding Co.	6,762	206,714
CNB Financial Corp.	3,500	55,370
CoBiz Financial, Inc.	10,174	48,530
Columbia Banking System, Inc.	11,209	164,772
Community Bank System, Inc.	13,909	258,846
Community Trust Bancorp, Inc.	6,711	165,225
CVB Financial Corp. (a)	35,240	282,272
Eagle Bancorp, Inc.*	4,700	43,945
East West Bancorp, Inc.	39,300	354,879
Enterprise Bancorp, Inc.	1,900	20,273
Enterprise Financial Services Corp. (a)	4,800	40,944
Farmers Capital Bank Corp.	2,800	31,136
Financial Institutions, Inc.	4,800	50,688
First Bancorp, Inc.	3,800	59,318
First Bancorp, North Carolina	6,064	82,228
First Bancorp, Puerto Rico	36,410	68,815
First Busey Corp.	14,050	54,373
First California Financial Group, Inc.*	3,200	13,280
First Commonwealth Financial Corp.	36,266	190,397
First Community Bancshares, Inc.	5,220	60,761
First Financial Bancorp	20,446	259,255
First Financial Bankshares, Inc.	8,818	427,232
First Financial Corp.	5,494	152,349
First Merchants Corp.	9,255	56,641
First Midwest Bancorp, Inc.	21,652	225,181
First of Long Island Corp. (The)	2,200	53,174
First South Bancorp, Inc. (a)	3,360	35,582
FirstMerit Corp.	33,810	640,700
FNB Corp.	47,823	338,587
German American Bancorp, Inc. (a)	5,500	82,720
Glacier Bancorp, Inc.	26,163	342,474
Great Southern Bancorp, Inc. (a)	4,700	107,724
Guaranty Bancorp*	22,900	29,999
Hampton Roads Bankshares, Inc. (a)	7,900	16,195
Hancock Holding Co.	11,392	413,188
Harleysville National Corp.	18,975	109,296
Heartland Financial USA, Inc. (a)	5,550	71,262
Heritage Financial Corp.	2,600	32,526
Home Bancorp, Inc.*	3,600	43,236
Home Bancshares, Inc.	6,456	139,643
IBERIABANK Corp.	8,525	369,218
Independent Bank Corp.	8,910	189,516
International Bancshares Corp.	22,220	329,967
Investors Bancorp, Inc.*	19,800	214,632
Lakeland Bancorp, Inc.	8,436	51,291
Lakeland Financial Corp.	5,200	106,964
MainSource Financial Group, Inc.	8,602	50,150
MB Financial, Inc.	20,481	366,200
Merchants Bancshares, Inc.	1,900	42,978
Metro Bancorp, Inc.*	3,000	35,490
MidSouth Bancorp, Inc. (a)	2,300	33,235
Nara Bancorp, Inc.	12,354	90,925
National Bankshares, Inc. (a)	3,000	81,330
National Penn Bancshares, Inc.	50,871	285,895
NBT Bancorp, Inc.	14,974	326,433
Northfield Bancorp, Inc.	8,200	101,926
Northrim BanCorp, Inc.	2,500	37,600
Norwood Financial Corp.	1,100	31,350
Ohio Valley Banc Corp. (a)	1,600	35,440
Old National Bancorp	35,140	364,402
Old Point Financial Corp. (a)	1,300	19,539
Old Second Bancorp, Inc. (a)	5,984	32,014
Oriental Financial Group, Inc.	10,304	109,738
Orrstown Financial Services, Inc. (a)	2,400	76,680
Pacific Capital Bancorp NA (a)	15,611	20,138
Pacific Continental Corp.	6,000	65,400
PacWest Bancorp	10,317	175,183
Park National Corp. (a)	4,841	281,165
Peapack Gladstone Financial Corp.	3,880	51,138
Penns Woods Bancorp, Inc.	1,900	58,273
Peoples Bancorp, Inc.	4,535	48,706
Peoples Financial Corp.	1,600	27,792
Pinnacle Financial Partners, Inc.*	13,600	172,720
Porter Bancorp, Inc.	900	14,328
PremierWest Bancorp (a)	8,805	16,818
PrivateBancorp, Inc.	14,902	136,055
Prosperity Bancshares, Inc.	19,670	703,989
Renasant Corp.	9,193	134,586
Republic Bancorp, Inc., Class A	4,068	74,811
Republic First Bancorp, Inc.*	4,000	17,600
S&T Bancorp, Inc.	10,301	162,241
Sandy Spring Bancorp, Inc. (a)	7,156	82,723
Santander BanCorp*	1,842	21,183
SCBT Financial Corp.	4,949	128,031
Shore Bancshares, Inc.	3,500	57,085
Sierra Bancorp (a)	3,200	27,936
Signature Bank*	16,913	533,774
Simmons First National Corp., Class A	6,043	176,818
Smithtown Bancorp, Inc.	6,238	64,563
South Financial Group, Inc. (The)	66,900	53,520
Southside Bancshares, Inc.	5,487	114,075
Southwest Bancorp, Inc.	6,200	61,008
State Bancorp, Inc.	6,100	46,604
StellarOne Corp.	9,900	105,039
Sterling Bancorp, Class N	7,726	51,996
Sterling Bancshares, Inc.	36,242	201,868

114 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Sterling Financial Corp.* (a)	22,324	$17,859
Suffolk Bancorp	4,283	119,753
Sun Bancorp, Inc.*	6,091	24,729
Susquehanna Bancshares, Inc.	36,733	202,399
SVB Financial Group*	13,545	558,731
SY Bancorp, Inc.	4,730	105,715
Texas Capital Bancshares, Inc.*	16,120	234,868
Tompkins Financial Corp.	3,862	167,495
Tower Bancorp, Inc.	1,400	31,584
TowneBank (a)	9,200	106,168
Trico Bancshares	6,024	88,071
Trustmark Corp.	24,420	462,759
UCBH Holdings, Inc. (a)	62,075	60,834
UMB Financial Corp.	13,870	551,610
Umpqua Holdings Corp.	35,678	353,569
Union Bankshares Corp.	6,595	81,250
United Bankshares, Inc. (a)	16,965	302,825
United Community Banks, Inc.*	37,277	151,345
United Security Bancshares, Inc. (a)	3,000	62,100
Univest Corp of Pennsylvania	6,280	120,764
Washington Banking Co.	5,000	47,100
Washington Trust Bancorp, Inc.	6,140	92,223
Webster Financial Corp.	28,500	322,335
WesBanco, Inc.	9,600	135,840
West Bancorp, Inc.	7,300	32,120
Westamerica Bancorp.	12,412	593,294
Western Alliance Bancorp*	21,000	91,350
Wilber Corporation. (The)	3,200	21,504
Wilshire Bancorp, Inc.	8,096	56,996
Wintrust Financial Corp.	10,197	287,657
Yadkin Valley Financial Corp.	7,100	26,128

		20,924,881

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	20,078	377,065
ACCO Brands Corp.*	23,700	143,622
American Ecology Corp.	7,700	127,974
American Reprographics Co.*	16,000	96,000
Amrep Corp.*	600	7,302
APAC Customer Services, Inc.*	10,600	68,370
ATC Technology Corp.*	8,936	186,762
Bowne & Co., Inc.	14,895	97,264
Cenveo, Inc.*	21,250	150,450
Clean Harbors, Inc.*	9,000	508,050
Consolidated Graphics, Inc.*	4,214	84,533
Cornell Cos., Inc.*	4,600	105,064
Courier Corp.	4,450	65,994
Deluxe Corp.	21,800	310,214
EnergySolutions, Inc.	33,100	276,054
EnerNOC, Inc.*	5,600	160,888
Ennis, Inc.	11,000	166,650
Fuel Tech, Inc.* (a)	7,500	86,775
G&K Services, Inc., Class A	7,922	175,472
Geo Group, Inc. (The)*	21,544	455,656
Healthcare Services Group, Inc.	18,250	360,437
Heritage-Crystal Clean, Inc.*	800	10,000
Herman Miller, Inc.	22,900	353,805
HNI Corp. (a)	19,500	513,240
ICT Group, Inc.*	3,800	60,230
Innerworkings, Inc.*	10,000	51,500
Interface, Inc., Class A	20,655	160,283
Kimball International, Inc., Class B	13,648	102,360
Knoll, Inc.	20,900	204,820
M&F Worldwide Corp.*	5,100	108,528
McGrath Rentcorp	10,406	205,519
Metalico, Inc.*	11,900	48,076
Mine Safety Appliances Co.	11,487	292,804
Mobile Mini, Inc.*	15,129	219,371
Multi-Color Corp.	4,550	60,378
North American Galvanizing & Coating, Inc.*	5,000	25,100
Perma-Fix Environmental Services, Inc.*	25,900	61,124
Rollins, Inc.	19,291	348,781
Schawk, Inc.	6,345	62,308
Standard Parking Corp.*	3,200	56,320
Standard Register Co. (The)	7,251	34,587
Steelcase, Inc., Class A	30,700	177,139
SYKES Enterprises, Inc.*	14,567	345,821
Team, Inc.*	8,000	129,840
Tetra Tech, Inc.*	24,707	635,711
United Stationers, Inc.*	10,401	490,303
Viad Corp.	8,985	157,237
Waste Services, Inc.*	6,699	43,945

		8,969,726

Communications Equipment 3.2%
3Com Corp.*	160,990	827,489
Acme Packet, Inc.*	17,600	172,304
ADC Telecommunications, Inc.*	40,500	262,845
ADTRAN, Inc.	22,505	518,515
Airvana, Inc.*	9,100	55,601
Anaren, Inc.*	5,193	75,922
Arris Group, Inc.*	52,775	541,472
Aruba Networks, Inc.*	25,100	196,282
Avocent Corp.*	18,900	470,043
Bel Fuse, Inc., Class B	4,349	78,717
BigBand Networks, Inc.*	14,400	53,280
Black Box Corp.	7,377	195,564
Blue Coat Systems, Inc.*	16,590	369,625
Cogo Group, Inc.*	9,783	54,883
Communications Systems, Inc.	2,300	25,254
Comtech Telecommunications Corp.*	11,370	365,204
DG FastChannel, Inc.*	8,100	169,857
Digi International, Inc.*	10,400	82,680
Emcore Corp.* (a)	32,200	32,844

2009 Annual Report 115

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Communications Equipment (continued)

EMS Technologies, Inc.*	6,400	$111,552
Emulex Corp.*	33,940	342,794
Extreme Networks*	38,962	77,534
Globecomm Systems, Inc.*	8,900	60,164
Harmonic, Inc.*	40,784	214,116
Harris Stratex Networks, Inc., Class A*	23,150	145,845
Hughes Communications, Inc.*	3,800	88,616
Infinera Corp.*	36,200	268,966
InterDigital, Inc.*	17,850	366,996
Ixia*	12,736	84,694
KVH Industries, Inc.*	5,700	59,850
Loral Space & Communications, Inc.*	4,797	126,737
Netgear, Inc.*	14,430	263,059
Network Equipment Technologies, Inc.*	12,000	39,600
Oplink Communications, Inc.*	8,656	128,369
Opnext, Inc.*	11,800	29,028
Palm, Inc.* (a)	69,185	803,238
Parkervision, Inc.* (a)	12,500	34,625
PC-Tel, Inc.*	8,000	46,880
Plantronics, Inc.	20,841	502,477
Polycom, Inc.*	34,700	745,009
Powerwave Technologies, Inc.*	54,305	67,881
Riverbed Technology, Inc.*	23,000	471,270
Seachange International, Inc.*	13,400	90,718
ShoreTel, Inc.*	18,200	119,574
Sonus Networks, Inc.*	90,650	174,048
Starent Networks Corp.*	16,000	539,840
Sycamore Networks, Inc.*	86,918	247,716
Symmetricom, Inc.*	19,385	92,854
Tekelec*	28,010	420,710
UTStarcom, Inc.*	47,325	85,658
ViaSat, Inc.*	10,923	318,405

		11,717,204

Computers & Peripherals 0.8%
3PAR, Inc.*	11,500	108,215
ActivIdentity Corp.*	18,700	42,449
Adaptec, Inc.*	51,930	165,657
Avid Technology, Inc.*	12,900	162,927
Compellent Technologies, Inc.*	7,100	130,214
Cray, Inc.*	14,300	106,678
Electronics for Imaging, Inc.*	22,233	259,237
Imation Corp.	12,700	112,014
Immersion Corp.*	12,200	44,774
Intermec, Inc.*	27,291	336,225
Intevac, Inc.*	9,600	97,920
Isilon Systems, Inc.*	10,700	56,175
Netezza Corp.*	20,100	185,724
Novatel Wireless, Inc.*	11,804	105,292
Quantum Corp.*	85,202	157,624
Rimage Corp.*	3,900	71,760
Silicon Graphics International Corp.*	12,745	75,960
STEC, Inc.* (a)	10,000	213,200
Stratasys, Inc.*	8,600	135,708
Super Micro Computer, Inc.*	9,900	79,794
Synaptics, Inc.* (a)	13,935	313,537

		2,961,084

Construction & Engineering 0.9%
Argan, Inc.*	2,900	35,815
Comfort Systems USA, Inc.	16,475	179,578
Dycom Industries, Inc.*	17,296	170,884
EMCOR Group, Inc.*	28,420	671,280
Furmanite Corp.*	15,800	56,564
Granite Construction, Inc.	13,805	394,271
Great Lakes Dredge & Dock Corp.	16,800	102,984
Insituform Technologies, Inc., Class A*	17,082	362,138
Integrated Electrical Services, Inc.*	3,200	21,056
Layne Christensen Co.*	8,240	213,416
MasTec, Inc.*	22,146	261,323
Michael Baker Corp.*	3,300	117,810
MYR Group, Inc.*	7,200	123,696
Northwest Pipe Co.*	3,800	114,380
Orion Marine Group, Inc.*	11,000	209,440
Pike Electric Corp.*	7,300	91,615
Primoris Services Corp. (a)	3,000	21,990
Sterling Construction Co., Inc.*	5,600	90,328
Tutor Perini Corp.*	10,983	193,850

		3,432,418

Construction Materials 0.1%
Headwaters, Inc.*	19,044	78,461
Texas Industries, Inc. (a)	9,658	321,515
U.S. Concrete, Inc.*	14,600	23,506
United States Lime & Minerals, Inc.*	700	24,549

		448,031

Consumer Finance 0.4%
Advance America Cash Advance Centers, Inc.	18,480	91,291
Cardtronics, Inc.*	5,700	56,715
Cash America International, Inc.	11,954	361,728
CompuCredit Holdings Corp.* (a)	7,151	23,456
Credit Acceptance Corp.*	2,468	84,825
Dollar Financial Corp.*	10,400	195,208
EZCORP, Inc., Class A*	19,000	246,430
First Cash Financial Services, Inc.*	9,705	166,732
First Marblehead Corp. (The)*	27,200	53,312
Nelnet, Inc., Class A*	8,900	124,867
QC Holdings, Inc.	2,400	12,480
Rewards Network, Inc.	2,700	29,052
World Acceptance Corp.* (a)	6,334	158,920

		1,605,016

116 Annual Report 2009

Common Stocks (continued)

Consumer Finance (continued)
Containers & Packaging 0.5%
AEP Industries, Inc.*	2,200	$76,736
Boise, Inc.*	12,300	58,794
Bway Holding Co.*	3,300	58,641
Graphic Packaging Holding Co.*	46,200	105,798
Myers Industries, Inc.	14,500	127,165
Rock-Tenn Co., Class A	16,133	706,625
Silgan Holdings, Inc.	11,196	601,785

		1,735,544

Distributors 0.0%
Audiovox Corp., Class A*	7,588	49,018
Core-Mark Holding Co., Inc.*	4,100	112,217

		161,235

Diversified Consumer Services 1.1%
American Public Education, Inc.*	7,100	226,490
Bridgepoint Education, Inc.*	6,500	92,170
Capella Education Co.*	5,800	399,620
ChinaCast Education Corp.*	12,400	77,128
Coinstar, Inc.*	12,238	388,434
Corinthian Colleges, Inc.*	32,900	521,794
CPI Corp.	2,100	23,856
Grand Canyon Education, Inc.*	6,700	108,674
Jackson Hewitt Tax Service, Inc.	9,900	48,609
K12, Inc.* (a)	9,200	147,568
Learning Tree International, Inc.*	3,600	39,168
Lincoln Educational Services Corp.*	3,300	65,406
Mac-Gray Corp.*	4,800	39,024
Matthews International Corp., Class A	12,832	471,320
Nobel Learning Communities, Inc.*	1,500	12,525
Pre-Paid Legal Services, Inc.*	3,050	120,597
Princeton Review, Inc.*	6,400	29,312
Regis Corp.	23,975	389,354
Sotheby’s	28,498	451,978
Steiner Leisure Ltd.*	6,100	225,456
Stewart Enterprises, Inc., Class A	36,072	165,210
Universal Technical Institute, Inc.*	9,168	164,932

		4,208,625

Diversified Financial Services 0.5%
Asset Acceptance Capital Corp.*	6,545	47,582
California First National Bancorp	500	6,045
Compass Diversified Holdings	10,200	104,346
Encore Capital Group, Inc.*	5,900	88,323
Financial Federal Corp.	11,723	239,384
Life Partners Holdings, Inc. (a)	2,800	47,572
MarketAxess Holdings, Inc.*	14,000	166,320
Medallion Financial Corp.	6,400	50,240
NewStar Financial, Inc.*	10,400	26,104
PHH Corp.*	23,220	375,235
Pico Holdings, Inc.*	9,300	315,642
Portfolio Recovery Associates, Inc.* (a)	6,522	300,925
Primus Guaranty Ltd.*	9,100	31,031
Resource America, Inc., Class A	4,505	17,389

		1,816,138

Diversified Telecommunication Services 0.7%
AboveNet, Inc.*	5,200	251,680
Alaska Communications Systems Group, Inc.	18,800	146,264
Atlantic Tele-Network, Inc.	3,800	174,192
Cbeyond, Inc.*	9,675	129,161
Cincinnati Bell, Inc.*	90,579	278,983
Cogent Communications Group, Inc.*	18,900	191,457
Consolidated Communications Holdings, Inc.	9,898	136,791
D&E Communications, Inc.	6,000	67,200
General Communication, Inc., Class A*	19,548	120,220
Global Crossing Ltd.*	12,800	145,920
HickoryTech Corp.	5,300	47,753
iBasis, Inc.*	11,100	24,975
inContact, Inc.*	13,900	33,499
Iowa Telecommunications Services, Inc.	12,200	143,594
Neutral Tandem, Inc.*	13,200	278,388
PAETEC Holding Corp.*	53,500	173,340
Premiere Global Services, Inc.*	26,675	199,262
SureWest Communications*	5,900	52,038

		2,594,717

Electric Utilities 1.2%
Allete, Inc.	12,060	408,231
Central Vermont Public Service Corp.	5,000	96,950
Cleco Corp.	25,432	629,442
El Paso Electric Co.*	18,931	354,956
Empire District Electric Co. (The)	14,376	259,631
IDACORP, Inc.	19,814	556,575
MGE Energy, Inc.	9,723	340,500
PNM Resources, Inc.	36,400	390,208
Portland General Electric Co.	31,000	576,290
UIL Holdings Corp.	12,513	321,334
Unisource Energy Corp.	14,364	414,832
Unitil Corp.	4,400	91,036

		4,439,985

Electrical Equipment 2.2%
A.O. Smith Corp.	8,709	345,138
Acuity Brands, Inc.	18,151	574,661
Advanced Battery Technologies, Inc.* (a)	20,700	69,552
American Superconductor Corp.* (a)	17,936	601,215
AZZ, Inc.*	5,100	174,726
Baldor Electric Co.	20,079	519,042
Belden, Inc.	20,252	464,783

2009 Annual Report 117

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Electrical Equipment (continued)

Brady Corp., Class A	20,189	$546,718
Broadwind Energy, Inc.* (a)	14,400	84,096
Chase Corp.	2,300	27,600
China BAK Battery, Inc.* (a)	16,500	54,285
Encore Wire Corp.	7,646	158,655
Ener1, Inc.* (a)	20,400	101,796
Energy Conversion Devices, Inc.* (a)	18,285	196,929
EnerSys*	16,985	375,369
Evergreen Solar, Inc.* (a)	80,110	116,160
Franklin Electric Co., Inc.	9,891	269,826
FuelCell Energy, Inc.* (a)	28,043	93,383
Fushi Copperweld, Inc.*	6,600	45,606
GrafTech International Ltd.*	51,216	691,416
GT Solar International, Inc.* (a)	13,200	69,300
Harbin Electric, Inc.*	5,700	90,801
II-VI, Inc.*	11,084	293,393
LaBarge, Inc.*	5,200	57,720
LSI Industries, Inc.	8,175	57,143
Microvision, Inc.* (a)	30,500	113,155
Orion Energy Systems, Inc.*	9,100	34,671
Polypore International, Inc.*	9,600	105,216
Powell Industries, Inc.*	3,283	120,749
Power-One, Inc.* (a)	32,900	90,475
PowerSecure International, Inc.*	7,400	61,568
Preformed Line Products Co.	1,000	38,500
Regal-Beloit Corp.	15,036	704,888
Satcon Technology Corp.* (a)	24,700	50,388
Ultralife Corp.*	5,100	18,666
Valence Technology, Inc.* (a)	22,600	29,154
Vicor Corp.*	8,188	55,842
Woodward Governor Co.	26,100	613,611

		8,116,196

Electronic Equipment, Instruments & Components 2.0%
Agilysys, Inc.	5,685	26,776
Anixter International, Inc.*	12,115	507,013
Benchmark Electronics, Inc.*	27,765	466,452
Brightpoint, Inc.*	21,360	157,423
Checkpoint Systems, Inc.*	17,108	232,156
China Security & Surveillance Technology, Inc.* (a)	16,300	85,249
Cogent, Inc.*	18,500	178,525
Cognex Corp.	17,379	279,628
Coherent, Inc.*	9,200	231,196
Comverge, Inc.* (a)	7,900	90,139
CPI International, Inc.*	3,200	31,680
CTS Corp.	14,337	128,459
Daktronics, Inc. (a)	14,672	110,333
DDi Corp.*	5,500	22,275
DTS, Inc.*	7,412	209,389
Echelon Corp.* (a)	13,787	188,193
Electro Rent Corp.	7,900	84,609
Electro Scientific Industries, Inc.*	12,054	131,871
FARO Technologies, Inc.*	7,200	111,312
ICx Technologies, Inc.*	5,100	25,755
Insight Enterprises, Inc.*	20,262	213,156
IPG Photonics Corp.*	10,600	144,796
L-1 Identity Solutions, Inc.*	33,448	197,678
Littelfuse, Inc.*	9,566	263,639
Maxwell Technologies, Inc.*	9,600	172,128
Measurement Specialties, Inc.*	6,331	48,812
Mercury Computer Systems, Inc.*	9,953	106,497
Methode Electronics, Inc.	16,600	120,350
MTS Systems Corp.	7,156	189,634
Multi-Fineline Electronix, Inc.*	4,100	111,725
Newport Corp.*	15,845	117,887
OSI Systems, Inc.*	6,676	131,050
PAR Technology Corp.*	4,300	23,435
Park Electrochemical Corp.	8,963	201,488
PC Connection, Inc.*	4,100	24,108
PC Mall, Inc.*	4,800	34,032
Plexus Corp.*	16,804	425,141
RadiSys Corp.*	10,260	87,313
RAE Systems, Inc.*	22,000	17,160
Rofin-Sinar Technologies, Inc.*	12,784	274,217
Rogers Corp.*	6,653	172,645
ScanSource, Inc.*	11,120	282,337
Smart Modular Technologies WWH, Inc.*	15,600	63,336
Spectrum Control, Inc.*	5,100	43,095
SYNNEX Corp.*	8,100	208,413
Technitrol, Inc.	17,731	138,124
TTM Technologies, Inc.*	18,971	192,935
Universal Display Corp.* (a)	12,500	142,000
X-Rite, Inc.*	14,400	28,800
Zygo Corp.*	5,900	40,769

		7,515,133

Energy Equipment & Services 1.7%
Allis-Chalmers Energy, Inc.*	22,300	77,604
Basic Energy Services, Inc.*	9,200	64,400
Bolt Technology Corp.*	3,700	37,629
Boots & Coots, Inc.*	33,400	46,426
Bristow Group, Inc.*	12,309	358,807
Bronco Drilling Co., Inc.*	8,200	51,824
Cal Dive International, Inc.*	19,112	146,780
CARBO Ceramics, Inc.	7,799	455,384
Complete Production Services, Inc.*	24,900	237,297
Dawson Geophysical Co.*	2,800	67,620
Dril-Quip, Inc.*	12,196	592,604
ENGlobal Corp.*	7,200	21,240
Geokinetics, Inc.*	1,900	30,552
Global Industries Ltd.*	42,500	309,825
Gulf Island Fabrication, Inc.	5,187	99,176
Gulfmark Offshore, Inc.*	9,540	263,972

118 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Energy Equipment & Services (continued)

Hercules Offshore, Inc.*	46,100	$236,493
Hornbeck Offshore Services, Inc.*	9,110	221,464
ION Geophysical Corp.*	41,786	160,040
Key Energy Services, Inc.*	52,700	385,237
Lufkin Industries, Inc.	6,164	351,656
Matrix Service Co.*	11,100	98,457
NATCO Group, Inc., Class A*	8,700	380,016
Natural Gas Services Group, Inc.*	5,200	87,724
Newpark Resources, Inc.*	38,984	117,342
OYO Geospace Corp.*	1,700	44,625
Parker Drilling Co.*	51,212	266,302
PHI, Inc., Non-Voting Shares*	6,000	103,080
Pioneer Drilling Co.*	17,845	119,383
RPC, Inc.	12,551	117,352
SulphCo, Inc.* (a)	21,400	21,400
Superior Well Services, Inc.*	5,900	62,599
T-3 Energy Services, Inc.*	5,300	106,106
TETRA Technologies, Inc.*	32,100	303,666
TGC Industries, Inc.*	5,200	22,620
Union Drilling, Inc.*	4,600	35,144
Vantage Drilling Co.*	22,200	36,630
Willbros Group, Inc.*	16,800	220,752

		6,359,228

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	7,430	230,553
Arden Group, Inc., Class A	368	41,499
Casey’s General Stores, Inc.	20,880	658,347
Diedrich Coffee, Inc.* (a)	1,100	23,980
Great Atlantic & Pacific Tea Co.*	14,356	142,268
Ingles Markets, Inc., Class A	5,452	83,852
Nash Finch Co.	5,435	157,506
Pantry, Inc. (The)*	8,675	122,404
PriceSmart, Inc.	7,400	142,820
Ruddick Corp.	17,853	477,032
Spartan Stores, Inc.	9,400	133,104
Susser Holdings Corp.*	3,300	39,237
United Natural Foods, Inc.*	18,272	440,538
Village Super Market, Inc., Class A	2,600	78,000
Weis Markets, Inc.	4,883	172,858
Winn-Dixie Stores, Inc.*	23,200	257,288

		3,201,286

Food Products 1.3%
AgFeed Industries, Inc.* (a)	13,000	57,330
Alico, Inc. (a)	1,400	40,712
American Dairy, Inc.*	3,700	107,078
American Italian Pasta Co., Class A*	8,800	239,096
B&G Foods, Inc., Class A	10,600	82,786
Calavo Growers, Inc.	4,400	78,540
Cal-Maine Foods, Inc. (a)	5,600	152,040
Chiquita Brands International, Inc.*	18,975	307,205
Darling International, Inc.*	35,000	243,250
Diamond Foods, Inc.	6,900	208,035
Farmer Bros Co.	2,700	51,030
Fresh Del Monte Produce, Inc.*	17,200	373,412
Griffin Land & Nurseries, Inc.	1,300	38,597
Hain Celestial Group, Inc. (The)*	16,293	285,779
HQ Sustainable Maritime Industries, Inc.*	3,600	27,252
Imperial Sugar Co.	4,900	61,201
J&J Snack Foods Corp.	6,184	242,227
Lancaster Colony Corp.	7,902	383,879
Lance, Inc.	11,716	282,590
Lifeway Foods, Inc.* (a)	2,000	24,080
Omega Protein Corp.*	8,000	33,280
Overhill Farms, Inc.*	6,700	36,582
Sanderson Farms, Inc.	8,359	305,856
Seneca Foods Corp., Class A*	3,500	96,915
Smart Balance, Inc.*	27,600	145,728
Synutra International, Inc.* (a)	8,500	102,850
Tootsie Roll Industries, Inc.	10,576	262,391
TreeHouse Foods, Inc.*	13,120	490,688
Zapata Corp.*	3,500	23,905
Zhongpin, Inc.*	9,200	122,452

		4,906,766

Gas Utilities 1.2%
Chesapeake Utilities Corp.	3,872	122,665
Laclede Group, Inc.(The)	9,000	276,390
New Jersey Resources Corp.	17,737	624,342
Nicor, Inc.	18,987	704,038
Northwest Natural Gas Co.	11,116	464,760
Piedmont Natural Gas Co., Inc.	30,900	719,352
South Jersey Industries, Inc.	12,504	441,266
Southwest Gas Corp.	18,786	469,462
WGL Holdings, Inc.	21,095	697,401

		4,519,676

Health Care Equipment & Supplies 3.6%
Abaxis, Inc.*	9,000	205,380
ABIOMED, Inc.* (a)	13,211	119,560
Accuray, Inc.*	16,900	97,513
Align Technology, Inc.*	25,292	397,590
Alphatec Holdings, Inc.*	11,800	56,404
American Medical Systems Holdings, Inc.*	31,416	484,435
Analogic Corp.	5,684	212,241
AngioDynamics, Inc.*	10,600	160,060
Aspect Medical Systems, Inc.*	8,300	99,434
Atrion Corp.	600	71,046
ATS Medical, Inc.*	19,800	53,262
Bovie Medical Corp.* (a)	8,200	65,682
Cantel Medical Corp.*	5,300	85,118
Cardiac Science Corp.*	8,200	28,700
Cardiovascular Systems, Inc.*	4,800	23,472

2009 Annual Report 119

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Equipment & Supplies (continued)

Conceptus, Inc.*	13,000	$228,020
CONMED Corp.*	12,329	261,252
CryoLife, Inc.*	10,600	63,600
Cutera, Inc.*	5,500	49,555
Cyberonics, Inc.*	11,639	168,300
Cynosure, Inc., Class A*	4,200	42,084
Delcath Systems, Inc.* (a)	9,700	44,814
DexCom, Inc.*	19,600	134,456
Electro-Optical Sciences, Inc.* (a)	7,500	75,450
Endologix, Inc.*	20,600	98,056
EnteroMedics, Inc.*	5,800	3,277
ev3, Inc.*	31,148	366,923
Exactech, Inc.*	3,300	49,500
Greatbatch, Inc.*	9,720	191,192
Haemonetics Corp.*	10,479	539,669
Hansen Medical, Inc.* (a)	10,800	27,648
HeartWare International, Inc.*	2,300	74,520
Home Diagnostics, Inc.*	4,600	28,750
ICU Medical, Inc.*	4,950	173,250
I-Flow Corp.*	9,369	118,237
Immucor, Inc.*	29,846	533,647
Insulet Corp.*	11,100	123,210
Integra LifeSciences Holdings Corp.*	7,880	240,655
Invacare Corp.	12,149	272,502
IRIS International, Inc.*	7,600	77,064
Kensey Nash Corp.*	3,482	83,255
MAKO Surgical Corp.* (a)	6,400	57,920
Masimo Corp.*	21,600	573,912
Medical Action Industries, Inc.*	6,000	65,640
Meridian Bioscience, Inc.	17,075	378,894
Merit Medical Systems, Inc.*	11,732	199,209
Micrus Endovascular Corp.*	6,600	78,012
Natus Medical, Inc.*	11,900	165,291
Neogen Corp.*	5,600	177,520
NuVasive, Inc.*	15,300	555,237
NxStage Medical, Inc.*	10,100	56,358
OraSure Technologies, Inc.*	19,573	63,808
Orthofix International NV*	7,200	230,400
Orthovita, Inc.*	27,900	97,650
Palomar Medical Technologies, Inc.*	7,735	78,588
Quidel Corp.*	10,800	154,440
Rochester Medical Corp.*	4,200	42,462
Rockwell Medical Technologies, Inc.* (a)	7,000	47,250
RTI Biologics, Inc.*	23,300	91,336
Sirona Dental Systems, Inc.*	7,500	201,825
Somanetics Corp.*	5,100	76,245
SonoSite, Inc.*	7,190	178,240
Spectranetics Corp.*	14,000	79,800
Stereotaxis, Inc.* (a)	11,500	41,515
STERIS Corp.	24,590	719,503
SurModics, Inc.* (a)	6,458	165,389
Symmetry Medical, Inc.*	15,300	121,941
Synovis Life Technologies, Inc.*	3,800	45,828
Thoratec Corp.*	23,267	610,991
TomoTherapy, Inc.*	17,700	58,764
TranS1, Inc.*	5,400	21,438
Utah Medical Products, Inc.	1,400	40,936
Vascular Solutions, Inc.*	7,800	60,216
Volcano Corp.*	20,600	295,610
West Pharmaceutical Services, Inc.	13,692	540,423
Wright Medical Group, Inc.*	15,652	254,345
Young Innovations, Inc.	2,700	63,855
Zoll Medical Corp.*	9,012	175,013

		13,094,587

Health Care Providers & Services 3.4%
Air Methods Corp.*	4,300	131,322
Alliance HealthCare Services, Inc.*	11,000	59,840
Allied Healthcare International, Inc.*	22,400	59,584
Allion Healthcare, Inc.*	8,100	52,164
Almost Family, Inc.* (a)	2,600	78,910
Amedisys, Inc.* (a)	11,155	443,857
America Service Group, Inc.	3,500	45,920
American Caresource Holdings, Inc.*	6,000	16,020
American Dental Partners, Inc.*	5,600	66,584
AMERIGROUP Corp.*	21,500	474,075
AMN Healthcare Services, Inc.*	13,866	115,365
Amsurg Corp.*	13,078	275,553
Assisted Living Concepts, Inc., Class A*	4,300	89,096
Bio-Reference Labs, Inc.*	4,400	142,252
BioScrip, Inc.*	16,500	124,410
Capital Senior Living Corp.*	9,500	50,255
CardioNet, Inc.*	8,300	49,053
Catalyst Health Solutions, Inc.*	15,453	484,761
Centene Corp.*	18,034	321,546
Chemed Corp.	9,545	432,579
Chindex International, Inc.*	5,700	79,458
Clarient, Inc.*	12,700	41,148
Continucare Corp.*	11,500	30,130
CorVel Corp.*	3,350	95,475
Cross Country Healthcare, Inc.*	13,585	112,212
Emergency Medical Services Corp., Class A*	3,800	182,476
Emeritus Corp.*	8,500	158,610
Ensign Group, Inc. (The)	5,200	76,856
Genoptix, Inc.*	6,600	229,614
Gentiva Health Services, Inc.*	12,349	296,376
Hanger Orthopedic Group, Inc.*	10,600	146,704
Health Grades, Inc.*	10,100	43,834
HealthSouth Corp.*	37,100	542,031
Healthspring, Inc.*	21,500	308,095
Healthways, Inc.*	14,346	230,684
HMS Holdings Corp.*	10,400	446,472
inVentiv Health, Inc.*	14,700	249,606

120 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

IPC The Hospitalist Co., Inc.*	6,900	$209,070
Kindred Healthcare, Inc.*	16,621	244,329
Landauer, Inc.	4,137	214,255
LCA-Vision, Inc.*	7,000	31,500
LHC Group, Inc.*	5,900	164,669
Magellan Health Services, Inc.*	14,660	471,026
Medcath Corp.*	6,375	52,339
Metropolitan Health Networks, Inc.*	16,100	32,844
Molina Healthcare, Inc.*	5,534	103,596
MWI Veterinary Supply, Inc.*	4,800	169,920
National HealthCare Corp.	3,300	118,701
National Research Corp. (a)	500	11,535
Nighthawk Radiology Holdings, Inc.*	9,000	53,910
NovaMed, Inc.* (a)	10,200	41,106
Odyssey HealthCare, Inc.*	14,323	199,663
Owens & Minor, Inc.	17,518	716,311
PharMerica Corp.*	12,809	197,643
Providence Service Corp. (The)*	4,475	55,759
PSS World Medical, Inc.*	24,191	489,142
Psychiatric Solutions, Inc.*	23,944	494,204
RadNet, Inc.*	12,100	29,403
RehabCare Group, Inc.*	7,760	145,500
Res-Care, Inc.*	11,045	132,871
Skilled Healthcare Group, Inc., Class A*	7,800	62,712
Sun Healthcare Group, Inc.*	18,500	167,980
Sunrise Senior Living, Inc.*	19,273	80,176
Triple-S Management Corp., Class B*	8,600	143,620
U.S. Physical Therapy, Inc.*	4,900	68,796
Universal American Corp.*	11,290	112,900
Virtual Radiologic Corp.*	2,700	34,695
WellCare Health Plans, Inc.*	18,000	470,340

		12,303,442

Health Care Technology 0.7%
AMICAS, Inc.*	14,200	44,730
athenahealth, Inc.*	14,100	530,301
Computer Programs & Systems, Inc.	3,595	151,853
Eclipsys Corp.*	23,937	448,819
MedAssets, Inc.*	16,800	368,592
Medidata Solutions, Inc.*	2,800	44,240
MedQuist, Inc.	3,300	19,074
Merge Healthcare, Inc.*	12,600	45,108
Omnicell, Inc.*	13,300	130,872
Phase Forward, Inc.*	18,400	241,224
Quality Systems, Inc.	9,654	589,087
Transcend Services, Inc.*	2,500	45,625
Vital Images, Inc.*	6,165	70,342

		2,729,867

Hotels, Restaurants & Leisure 2.4%
AFC Enterprises, Inc.*	10,575	84,917
Ambassadors Group, Inc.	8,200	104,222
Ameristar Casinos, Inc.	11,292	166,218
Bally Technologies, Inc.*	22,857	900,337
Benihana, Inc., Class A*	5,200	25,168
BJ’s Restaurants, Inc.*	8,200	130,872
Bluegreen Corp.*	6,200	17,794
Bob Evans Farms, Inc.	13,159	345,687
Buffalo Wild Wings, Inc.*	7,130	292,401
California Pizza Kitchen, Inc.*	8,220	106,778
Caribou Coffee Co., Inc.*	3,900	31,941
Carrols Restaurant Group, Inc.*	4,500	29,205
CEC Entertainment, Inc.*	9,848	287,660
Cheesecake Factory, Inc. (The)*	24,500	445,410
Churchill Downs, Inc.	4,200	131,796
CKE Restaurants, Inc.	20,797	181,974
Cracker Barrel Old Country Store, Inc.	9,100	301,665
Denny’s Corp.*	42,300	93,060
DineEquity, Inc.* (a)	7,460	157,854
Domino’s Pizza, Inc.*	16,860	123,752
Dover Downs Gaming & Entertainment, Inc.	6,043	28,704
Einstein Noah Restaurant Group, Inc.*	2,100	27,342
Frisch’s Restaurants, Inc.	800	18,760
Gaylord Entertainment Co.* (a)	15,836	238,015
Great Wolf Resorts, Inc.*	11,900	39,746
Interval Leisure Group, Inc.*	17,800	198,648
Isle of Capri Casinos, Inc.*	6,651	51,545
Jack in the Box, Inc.*	24,040	450,990
Krispy Kreme Doughnuts, Inc.*	25,663	86,998
Lakes Entertainment, Inc.*	9,800	24,108
Landry’s Restaurants, Inc.*	2,614	28,493
Life Time Fitness, Inc.*	17,100	368,505
Luby’s, Inc.*	8,900	31,773
Marcus Corp.	8,734	102,188
McCormick & Schmick’s Seafood Restaurants, Inc.*	6,000	36,120
Monarch Casino & Resort, Inc.*	3,930	27,274
Morgans Hotel Group Co.*	10,100	33,532
Multimedia Games, Inc.*	12,900	63,339
O’Charleys, Inc.*	7,425	52,049
Orient-Express Hotels Ltd., Class A*	31,900	274,340
P.F. Chang’s China Bistro, Inc.* (a)	9,385	273,948
Papa John’s International, Inc.*	9,224	207,540
Peet’s Coffee & Tea, Inc.*	4,482	152,388
Pinnacle Entertainment, Inc.*	26,496	223,891
Red Lion Hotels Corp.*	7,000	33,390
Red Robin Gourmet Burgers, Inc.*	6,059	101,246
Ruby Tuesday, Inc.*	26,960	179,554
Ruth’s Hospitality Group, Inc.*	8,700	27,057
Shuffle Master, Inc.*	22,865	178,576
Sonic Corp.*	25,910	242,259
Speedway Motorsports, Inc.	5,745	77,787
Steak N Shake Co. (The)*	10,072	117,339
Texas Roadhouse, Inc., Class A*	21,275	201,474

2009 Annual Report 121

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure (continued)

Town Sports International Holdings, Inc.*	7,500	$22,275
Universal Travel Group*	3,900	45,552
Vail Resorts, Inc.*	12,408	427,332
Youbet.com, Inc.*	14,900	34,419

		8,687,207

Household Durables 1.2%
American Greetings Corp., Class A	16,500	335,610
Beazer Homes USA, Inc.* (a)	14,500	63,655
Blyth, Inc.	2,530	89,638
Brookfield Homes Corp.* (a)	4,247	23,911
Cavco Industries, Inc.*	2,700	82,080
CSS Industries, Inc.	3,205	65,061
Ethan Allen Interiors, Inc.	9,500	118,370
Furniture Brands International, Inc.*	18,235	77,499
Helen of Troy Ltd.*	13,100	299,204
Hooker Furniture Corp.	4,475	57,325
Hovnanian Enterprises, Inc., Class A* (a)	20,300	79,373
iRobot Corp.*	8,300	110,971
La-Z-Boy, Inc.	21,900	155,490
M/I Homes, Inc.*	7,192	80,335
Meritage Homes Corp.*	13,000	237,120
National Presto Industries, Inc.	1,981	172,208
NIVS IntelliMedia Technology Group, Inc.*	2,400	5,760
Ryland Group, Inc.	17,400	322,770
Sealy Corp.*	19,200	55,680
Skyline Corp.	2,918	51,036
Standard Pacific Corp.*	43,000	129,000
Stanley Furniture Co., Inc.	4,300	33,798
Tempur-Pedic International, Inc.*	30,900	598,533
Tupperware Brands Corp.	26,338	1,185,737
Universal Electronics, Inc.*	5,756	118,573

		4,548,737

Household Products 0.1%
Central Garden and Pet Co., Class A*	27,212	257,426
Oil-Dri Corp of America	2,200	33,638
Orchids Paper Products Co.*	1,900	34,010
WD-40 Co.	6,927	218,131

		543,205

Independent Power Producers & Energy Traders 0.0%
US Geothermal, Inc.*	27,300	42,042

Industrial Conglomerates 0.3%
Otter Tail Corp.	15,740	366,113
Raven Industries, Inc.	7,080	174,876
Seaboard Corp.	146	197,246
Standex International Corp.	5,454	95,881
Tredegar Corp.	13,506	184,087
United Capital Corp.*	700	12,712

		1,030,915

Information Technology Services 2.5%
Acxiom Corp.*	28,900	331,772
CACI International, Inc., Class A*	12,200	580,964
Cass Information Systems, Inc.	3,570	106,136
China Information Security Technology, Inc.* (a)	11,500	73,600
CIBER, Inc.*	29,254	94,198
Computer Task Group, Inc.*	6,400	44,608
CSG Systems International, Inc.*	14,787	241,620
CyberSource Corp.*	29,446	482,325
eLoyalty Corp.*	3,500	27,300
Euronet Worldwide, Inc.*	20,708	489,744
ExlService Holdings, Inc.*	6,600	89,826
Forrester Research, Inc.*	6,681	169,230
Gartner, Inc.*	25,926	482,742
Global Cash Access Holdings, Inc.*	17,300	109,509
Hackett Group, Inc. (The)*	16,400	51,168
Heartland Payment Systems, Inc.	16,000	196,640
iGate Corp.	9,300	82,119
infoGROUP, Inc.*	14,400	94,464
Information Services Group, Inc.*	9,500	34,200
Integral Systems, Inc.*	5,502	46,217
Lionbridge Technologies, Inc.*	28,300	59,147
Mantech International Corp., Class A*	9,096	398,950
MAXIMUS, Inc.	6,922	320,212
MoneyGram International, Inc.*	34,200	102,258
NCI, Inc., Class A*	2,600	69,966
Ness Technologies, Inc.*	16,475	108,570
Online Resources Corp.*	10,800	56,700
Perot Systems Corp., Class A*	37,548	1,124,187
RightNow Technologies, Inc.*	9,100	138,866
Sapient Corp.*	37,562	305,755
SRA International, Inc., Class A*	17,800	333,928
StarTek, Inc.*	5,100	29,580
Syntel, Inc.	5,440	194,915
TeleTech Holdings, Inc.*	13,811	247,079
Tier Technologies, Inc., Class B*	7,200	58,896
TNS, Inc.*	10,600	299,556
Unisys Corp.*	17,390	506,745
VeriFone Holdings, Inc.*	30,700	408,310
Virtusa Corp.*	6,500	58,370
Wright Express Corp.*	16,675	465,399

		9,115,771

Insurance 3.2%
Ambac Financial Group, Inc. (a)	114,700	131,905
American Equity Investment Life Holding Co.	23,585	154,953
American Physicians Capital, Inc.	4,100	115,948

122 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

American Physicians Service Group, Inc.	2,700	$64,989
American Safety Insurance Holdings Ltd.*	3,800	56,316
AMERISAFE, Inc.*	7,900	146,466
Amtrust Financial Services, Inc.	9,600	108,288
Argo Group International Holdings Ltd.*	12,962	440,189
Assured Guaranty Ltd.	44,600	739,468
Baldwin & Lyons, Inc., Class B	3,581	81,683
Citizens, Inc.* (a)	13,700	82,611
CNA Surety Corp.*	7,200	104,112
Conseco, Inc.*	77,600	404,296
Crawford & Co., Class B*	10,120	50,398
Delphi Financial Group, Inc., Class A	19,259	417,920
Donegal Group, Inc., Class A	4,988	72,825
Eastern Insurance Holdings, Inc.	4,000	28,240
eHealth, Inc.*	10,500	149,415
EMC Insurance Group, Inc.	2,170	44,659
Employers Holdings, Inc.	19,660	291,361
Enstar Group Ltd.*	3,000	183,000
FBL Financial Group, Inc., Class A	5,647	113,787
First Acceptance Corp.*	7,400	16,280
First Mercury Financial Corp.	6,100	77,470
Flagstone Reinsurance Holdings Ltd.	17,900	196,005
FPIC Insurance Group, Inc.*	2,950	99,798
Greenlight Capital Re Ltd., Class A*	200	3,732
Greenlight Capital Re, Ltd., Class A*	11,600	216,456
Hallmark Financial Services*	3,600	27,612
Harleysville Group, Inc.	5,858	183,531
Hilltop Holdings, Inc.*	16,662	197,278
Horace Mann Educators Corp.	16,659	207,071
Independence Holding Co.	1,360	7,548
Infinity Property & Casualty Corp.	5,785	223,706
Kansas City Life Insurance Co.	1,800	48,312
Maiden Holdings Ltd.	21,000	145,530
Max Capital Group Ltd.	19,400	400,610
Meadowbrook Insurance Group, Inc.	25,335	170,505
Mercer Insurance Group, Inc.	2,400	44,592
Montpelier Re Holdings Ltd.	35,400	572,064
National Financial Partners Corp.*	17,401	141,818
National Interstate Corp.	2,600	47,086
National Western Life Insurance Co., Class A (a)	976	171,932
Navigators Group, Inc.*	5,292	280,846
NYMAGIC, Inc.	2,000	28,580
Phoenix Cos., Inc. (The)*	50,876	161,786
Platinum Underwriters Holdings Ltd.	21,100	754,747
PMA Capital Corp., Class A*	13,623	65,118
Presidential Life Corp.	9,081	84,726
ProAssurance Corp.*	13,917	699,747
RLI Corp.	7,814	390,700
Safety Insurance Group, Inc.	5,005	167,517
SeaBright Insurance Holdings, Inc.*	9,100	101,738
Selective Insurance Group	23,168	354,934
State Auto Financial Corp.	6,200	100,812
Stewart Information Services Corp.	7,502	67,068
Tower Group, Inc.	17,005	417,983
United America Indemnity Ltd., Class A*	15,220	106,692
United Fire & Casualty Co.	9,717	169,853
Universal Insurance Holdings, Inc.	5,600	29,736
Zenith National Insurance Corp.	15,152	432,287

		11,596,635

Internet & Catalog Retail 0.5%
1-800-FLOWERS.COM, Inc., Class A*	11,446	43,952
Blue Nile, Inc.* (a)	5,403	324,450
Drugstore.Com, Inc.*	37,600	104,152
Gaiam, Inc., Class A*	7,800	50,934
HSN, Inc.*	17,500	261,450
NutriSystem, Inc. (a)	13,100	281,912
Orbitz Worldwide, Inc.*	15,400	80,542
Overstock.com, Inc.* (a)	6,900	96,600
PetMed Express, Inc.	9,800	153,762
Shutterfly, Inc.*	8,800	124,080
Stamps.com, Inc.*	4,616	46,345
Ticketmaster Entertainment, Inc.*	16,100	155,365
US Auto Parts Network, Inc.*	5,800	31,030

		1,754,574

Internet Software & Services 1.8%
Art Technology Group, Inc.*	53,900	222,068
comScore, Inc.*	9,200	141,036
Constant Contact, Inc.*	10,200	169,014
DealerTrack Holdings, Inc.*	16,000	263,680
Dice Holdings, Inc.*	6,700	40,267
Digital River, Inc.*	15,688	358,157
DivX, Inc.*	13,600	65,416
EarthLink, Inc.	42,385	343,318
GSI Commerce, Inc.*	11,323	214,797
Imergent, Inc.	4,200	27,930
InfoSpace, Inc.*	14,709	126,056
Innodata Isogen, Inc.*	7,400	47,952
Internap Network Services Corp.*	22,250	71,200
Internet Brands, Inc., Class A*	11,600	86,304
Internet Capital Group, Inc.*	16,100	117,047
iPass, Inc.*	21,600	28,080
j2 Global Communications, Inc.*	18,780	384,051
Keynote Systems, Inc.*	5,200	53,144
Knot, Inc. (The)*	13,000	138,710
Limelight Networks, Inc.*	12,500	43,625
Liquidity Services, Inc.*	6,435	61,905
LivePerson, Inc.*	17,100	86,013
LogMeIn, Inc.*	2,900	58,290
LoopNet, Inc.*	8,100	70,713

2009 Annual Report 123

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Internet Software & Services (continued)

Marchex, Inc., Class B	8,600	$38,958
MercadoLibre, Inc.*	11,000	393,690
ModusLink Global Solutions, Inc.*	19,424	159,665
Move, Inc.*	66,239	135,790
NIC, Inc.	21,200	185,712
OpenTable, Inc.* (a)	1,500	36,990
Openwave Systems, Inc.*	38,800	88,076
Perficient, Inc.*	12,600	102,564
Rackspace Hosting, Inc.*	28,300	474,025
RealNetworks, Inc.*	36,928	131,833
Saba Software, Inc.* (a)	9,800	42,042
SAVVIS, Inc.*	15,930	235,605
support.com, Inc.*	19,800	47,520
Switch & Data Facilities Co., Inc.*	8,800	147,224
TechTarget, Inc.*	5,100	32,130
Terremark Worldwide, Inc.*	23,590	150,740
Travelzoo, Inc.*	2,100	29,022
United Online, Inc.	35,563	284,504
ValueClick, Inc.*	35,734	351,623
Vocus, Inc.*	7,100	128,510
Web.com Group, Inc.*	11,200	78,848
Zix Corp.* (a)	25,600	46,848

		6,540,692

Leisure Equipment & Products 0.7%
Brunswick Corp.	38,300	363,084
Callaway Golf Co.	26,269	179,680
Eastman Kodak Co.* (a)	114,300	428,625
JAKKS Pacific, Inc.*	11,937	169,863
Leapfrog Enterprises, Inc.*	14,440	47,652
Marine Products Corp.	4,426	21,466
Polaris Industries, Inc.	12,900	542,703
Pool Corp.	20,400	399,432
RC2 Corp.*	8,465	110,553
Smith & Wesson Holding Corp.*	22,800	97,356
Sport Supply Group, Inc.	3,600	37,152
Steinway Musical Instruments*	2,900	33,988
Sturm Ruger & Co., Inc. (a)	7,000	74,340

		2,505,894

Life Sciences Tools & Services 0.8%
Accelrys, Inc.*	11,300	61,359
Affymetrix, Inc.*	30,100	157,423
Albany Molecular Research, Inc.*	10,285	83,720
BioDelivery Sciences International, Inc.* (a)	4,300	17,114
Bruker Corp.*	21,713	235,369
Cambrex Corp.*	12,424	74,544
Dionex Corp.*	7,445	505,366
Enzo Biochem, Inc.*	13,964	76,942
eResearchTechnology, Inc.*	18,089	133,859
Harvard Bioscience, Inc.*	10,500	38,010
Kendle International, Inc.*	5,500	92,840
Life Sciences Research, Inc.*	3,900	32,877
Luminex Corp.*	17,660	259,955
Parexel International Corp.*	24,502	306,765
Sequenom, Inc.* (a)	22,300	61,548
Varian, Inc.*	12,169	623,053

		2,760,744

Machinery 2.7%
3D Systems Corp.*	7,500	66,150
Actuant Corp., Class A	28,560	445,822
Alamo Group, Inc.	2,600	35,620
Albany International Corp., Class A	11,567	192,706
Altra Holdings, Inc.*	11,400	99,978
American Railcar Industries, Inc.	3,900	39,000
Ampco-Pittsburgh Corp.	3,600	96,840
Astec Industries, Inc.*	7,759	178,457
Badger Meter, Inc.	5,800	216,166
Barnes Group, Inc.	19,814	314,052
Blount International, Inc.*	16,800	151,872
Briggs & Stratton Corp.	20,980	392,326
Cascade Corp.	4,046	100,503
Chart Industries, Inc.*	12,100	239,217
China Fire & Security Group, Inc.* (a)	6,200	88,164
CIRCOR International, Inc.	7,185	195,791
CLARCOR, Inc.	21,394	629,625
Colfax Corp.*	10,400	113,152
Columbus Mckinnon Corp.*	8,100	134,055
Dynamic Materials Corp.	5,430	104,690
Eastern Co. (The)	2,800	44,716
Energy Recovery, Inc.* (a)	14,300	79,794
EnPro Industries, Inc.*	8,500	191,930
ESCO Technologies, Inc.*	11,553	453,802
Federal Signal Corp.	21,443	131,660
Flanders Corp.*	6,800	34,272
Flow International Corp.*	16,000	38,560
Force Protection, Inc.*	29,800	131,120
FreightCar America, Inc.	5,130	120,965
Gorman-Rupp Co. (The) (a)	6,297	155,473
Graham Corp.	4,300	60,931
Greenbrier Cos., Inc.	7,390	65,623
Hurco Cos., Inc.*	2,700	42,930
John Bean Technologies Corp.	11,600	190,472
Kadant, Inc.*	5,603	72,223
Kaydon Corp.	13,948	488,041
K-Tron International, Inc.*	1,100	104,555
LB Foster Co., Class A*	4,300	120,744
Lindsay Corp.	4,828	158,503
Met-Pro Corp.	6,200	57,040
Middleby Corp.*	7,092	321,339
Miller Industries, Inc.*	4,300	43,215
Mueller Industries, Inc.	16,425	388,615
Mueller Water Products, Inc., Class A	62,770	281,210
NACCO Industries, Inc., Class A	2,322	138,391

124 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Machinery (continued)

Nordson Corp.	14,097	$743,899
Omega Flex, Inc.	1,000	15,550
PMFG, Inc.* (a)	5,600	81,032
Portec Rail Products, Inc.	3,300	28,743
RBC Bearings, Inc.*	9,500	204,345
Robbins & Myers, Inc.	11,146	258,587
Sauer-Danfoss, Inc.	4,938	35,554
SmartHeat, Inc.*	2,800	25,032
Sun Hydraulics Corp.	5,150	98,159
Tecumseh Products Co., Class A*	7,901	82,565
Tennant Co.	8,324	221,918
Titan International, Inc.	13,850	116,340
Trimas Corp.*	6,500	29,250
Twin Disc, Inc.	3,600	33,804
Watts Water Technologies, Inc., Class A	11,730	331,372

		10,056,460

Marine 0.2%
American Commercial Lines, Inc.*	3,875	83,119
Eagle Bulk Shipping, Inc. (a)	24,500	116,130
Genco Shipping & Trading Ltd. (a)	10,300	204,867
Horizon Lines, Inc., Class A	12,900	67,725
International Shipholding Corp.	2,200	72,930
TBS International Ltd., Class A* (a)	5,500	45,265
Ultrapetrol Bahamas Ltd.*	9,200	45,080

		635,116

Media 1.0%
Arbitron, Inc.	10,453	226,621
Ascent Media Corp., Class A*	6,200	143,778
Belo Corp., Class A	38,000	178,600
Carmike Cinemas, Inc.*	4,400	43,252
Cinemark Holdings, Inc.	13,900	161,101
CKX, Inc.*	26,300	168,320
Crown Media Holdings, Inc., Class A* (a)	4,858	7,481
Dolan Media Co.*	12,900	154,026
E.W. Scripps Co. (The), Class A*	10,800	68,688
Fisher Communications, Inc.*	2,500	48,725
Global Sources Ltd.*	7,104	43,974
Harte-Hanks, Inc.	16,100	189,014
Journal Communications, Inc., Class A	17,820	63,439
Knology, Inc.*	12,300	123,615
LIN TV Corp., Class A*	11,900	46,648
Live Nation, Inc.*	36,800	245,088
LodgeNet Interactive Corp.*	10,000	48,500
Martha Stewart Living Omnimedia, Class A*	11,308	58,576
Mediacom Communications Corp., Class A*	17,341	82,890
National CineMedia, Inc.	18,420	294,720
Outdoor Channel Holdings, Inc.*	6,500	44,980
Playboy Enterprises, Inc., Class B*	9,334	28,656
Primedia, Inc.	10,666	26,772
RCN Corp.*	16,030	133,690
Reading International, Inc., Class A*	7,200	28,512
Rentrak Corp.*	4,000	61,480
Scholastic Corp.	10,022	249,247
Sinclair Broadcast Group, Inc., Class A	21,135	83,272
Valassis Communications, Inc.*	20,900	381,007
Value Line, Inc.	274	8,428
World Wrestling Entertainment, Inc., Class A	9,169	121,764

		3,564,864

Metals & Mining 1.0%
Allied Nevada Gold Corp.*	22,000	210,100
AM Castle & Co.	7,200	81,144
AMCOL International Corp.	10,050	261,702
Brush Engineered Materials, Inc.*	8,636	159,334
Century Aluminum Co.*	19,100	165,597
China Precision Steel, Inc.*	13,200	29,304
Coeur d’Alene Mines Corp.*	31,335	629,207
General Moly, Inc.*	27,438	60,364
General Steel Holdings, Inc.* (a)	5,900	21,948
Haynes International, Inc.*	5,300	150,096
Hecla Mining Co.* (a)	96,238	395,538
Horsehead Holding Corp.*	17,300	164,869
Kaiser Aluminum Corp.	6,500	259,675
Olympic Steel, Inc.	3,400	86,020
Paramount Gold and Silver Corp.* (a)	27,100	30,352
RTI International Metals, Inc.*	12,110	250,798
Stillwater Mining Co.*	17,735	109,957
Sutor Technology Group Ltd.*	3,300	9,537
Universal Stainless & Alloy*	2,700	40,743
US Gold Corp.*	33,700	90,990
Worthington Industries, Inc.	25,675	283,709

		3,490,984

Multiline Retail 0.3%
99 Cents Only Stores*	19,716	224,171
Dillard’s, Inc., Class A	21,800	296,916
Fred’s, Inc., Class A	17,060	201,990
Retail Ventures, Inc.*	10,905	69,901
Saks, Inc.* (a)	51,000	286,110
Tuesday Morning Corp.*	13,242	42,772

		1,121,860

Multi-Utilities 0.4%
Avista Corp.	22,961	435,340
Black Hills Corp.	16,280	396,744
CH Energy Group, Inc.	6,663	275,915
NorthWestern Corp.	15,100	364,665

		1,472,664

2009 Annual Report 125

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels 3.0%
Alon USA Energy, Inc. (a)	3,100	$26,040
Apco Oil and Gas International, Inc.	4,400	93,500
Approach Resources, Inc.*	6,100	47,336
Arena Resources, Inc.*	16,100	599,886
Atlas Energy, Inc.	14,297	374,296
ATP Oil & Gas Corp.* (a)	16,000	276,960
Berry Petroleum Co., Class A	18,280	463,581
Bill Barrett Corp.*	16,100	498,778
BPZ Resources, Inc.* (a)	38,800	244,440
Brigham Exploration Co.*	33,702	320,169
Carrizo Oil & Gas, Inc.*	11,840	274,451
Cheniere Energy, Inc.*	23,100	53,823
Clayton Williams Energy, Inc.*	2,500	65,500
Clean Energy Fuels Corp.*	14,300	165,880
Contango Oil & Gas Co.*	5,100	243,015
CREDO Petroleum Corp.*	3,700	36,038
Crosstex Energy, Inc.	15,000	84,300
Cubic Energy, Inc.*	15,600	15,444
CVR Energy, Inc.*	9,900	104,148
Delek US Holdings, Inc.	5,600	37,800
Delta Petroleum Corp.* (a)	75,880	98,644
DHT Maritime, Inc.	17,300	59,166
Endeavour International Corp.*	50,100	52,605
Evergreen Energy, Inc.* (a)	54,960	20,005
FX Energy, Inc.*	17,200	45,752
General Maritime Corp.*	20,824	143,477
GeoResources, Inc.*	3,100	34,379
GMX Resources, Inc.* (a)	12,300	156,579
Golar LNG Ltd.	14,900	179,694
Goodrich Petroleum Corp.* (a)	10,395	266,840
Gran Tierra Energy, Inc.*	87,600	416,976
Green Plains Renewable Energy, Inc.*	5,100	37,587
Gulfport Energy Corp.*	11,500	87,745
Harvest Natural Resources, Inc.*	14,065	77,217
International Coal Group, Inc.*	38,000	155,420
Isramco, Inc.* (a)	400	33,136
James River Coal Co.*	11,000	208,890
Knightsbridge Tankers Ltd.	7,200	91,008
McMoRan Exploration Co.*	31,407	241,520
Nordic American Tanker Shipping (a)	17,700	500,910
Northern Oil And Gas, Inc.*	12,700	115,824
Oilsands Quest, Inc.* (a)	83,900	100,680
Panhandle Oil and Gas, Inc., Class A	3,000	58,980
Patriot Coal Corp.* (a)	30,200	341,260
Penn Virginia Corp.	18,499	374,605
Petrocorp, Inc.(b)	1,500	0
Petroleum Development Corp.*	7,456	124,515
PetroQuest Energy, Inc.*	19,700	120,761
PrimeEnergy Corp.*	200	6,170
Rex Energy Corp.*	10,600	85,754
Rosetta Resources, Inc.*	23,005	311,258
Ship Finance International Ltd. (a)	19,700	223,989
Stone Energy Corp.*	16,849	258,295
Swift Energy Co.*	15,520	328,714
Syntroleum Corp.*	30,400	67,792
Teekay Tankers Ltd., Class A (a)	4,000	32,400
Toreador Resources Corp.*	9,200	78,476
Uranerz Energy Corp.*	23,200	35,496
Uranium Energy Corp.*	22,100	59,670
USEC, Inc.*	44,813	172,978
VAALCO Energy, Inc.*	24,800	105,648
Venoco, Inc.*	7,900	99,540
W&T Offshore, Inc.	14,600	170,090
Warren Resources, Inc.*	25,940	56,030
Western Refining, Inc.*	15,300	85,833
Westmoreland Coal Co.*	4,300	28,337
World Fuel Services Corp.	12,420	631,557
Zion Oil & Gas, Inc.* (a)	5,200	34,996

		11,042,583

Paper & Forest Products 0.7%
Buckeye Technologies, Inc.*	16,990	152,231
Clearwater Paper Corp.*	4,611	208,740
Deltic Timber Corp.	4,656	197,880
Domtar Corp.*	17,800	745,642
Glatfelter	20,010	211,506
KapStone Paper and Packaging Corp.*	8,300	57,602
Louisiana-Pacific Corp.*	50,600	265,650
Neenah Paper, Inc.	6,500	67,275
Schweitzer-Mauduit International, Inc.	6,142	317,234
Wausau Paper Corp.	19,147	167,919

		2,391,679

Personal Products 0.6%
American Oriental Bioengineering, Inc.* (a)	26,300	104,148
Bare Escentuals, Inc.*	28,200	356,166
Chattem, Inc.*	8,126	514,945
China Sky One Medical, Inc.* (a)	4,400	52,228
China-Biotics, Inc.*	3,700	42,920
Elizabeth Arden, Inc.*	10,307	109,770
Female Health Co. (The)*	6,200	28,706
Inter Parfums, Inc.	6,150	75,522
Mannatech, Inc.	6,700	22,780
Medifast, Inc.*	4,900	107,898
Nu Skin Enterprises, Inc., Class A	20,798	473,362
Nutraceutical International Corp.*	4,500	48,960
Prestige Brands Holdings, Inc.*	14,400	97,344
Revlon, Inc., Class A*	7,900	66,597
Schiff Nutrition International, Inc.	4,600	26,542
USANA Health Sciences, Inc.*	2,810	80,984

		2,208,872

Pharmaceuticals 1.4%
Acura Pharmaceuticals, Inc.* (a)	3,500	14,490

126 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Pharmaceuticals (continued)

Adolor Corp.*	19,800	$28,710
Akorn, Inc.*	24,000	34,800
Ardea Biosciences, Inc.* (a)	6,100	82,350
ARYx Therapeutics, Inc.*	10,300	25,750
Auxilium Pharmaceuticals, Inc.*	19,000	597,740
AVANIR Pharmaceuticals, Inc., Class A* (a)	25,900	47,397
Biodel, Inc.*	6,900	28,842
BioMimetic Therapeutics, Inc.*	5,459	63,707
BMP Sunstone Corp.* (a)	15,400	56,056
Cadence Pharmaceuticals, Inc.* (a)	10,400	93,912
Caraco Pharmaceutical Laboratories Ltd.*	4,600	16,928
Cornerstone Therapeutics, Inc.*	2,500	14,000
Cumberland Pharmaceuticals, Inc.*	3,200	38,080
Cypress Bioscience, Inc.*	16,220	99,591
Depomed, Inc.*	21,800	67,798
Discovery Laboratories, Inc.* (a)	39,700	36,921
Durect Corp.*	35,000	73,850
Hi-Tech Pharmacal Co., Inc.*	3,000	54,720
Impax Laboratories, Inc.*	25,800	229,104
Inspire Pharmaceuticals, Inc.*	24,600	109,962
ISTA Pharmaceuticals, Inc.*	15,900	58,194
Javelin Pharmaceuticals, Inc.* (a)	22,100	29,172
KV Pharmaceutical Co., Class A* (a)	14,423	54,808
Lannett Co., Inc.*	3,900	26,208
MAP Pharmaceuticals, Inc.*	3,200	26,304
Matrixx Initiatives, Inc.* (a)	1,900	8,550
Medicines Co. (The)*	22,479	161,624
Medicis Pharmaceutical Corp., Class A	24,060	509,350
MiddleBrook Pharmaceuticals, Inc.* (a)	16,000	15,680
Nektar Therapeutics*	39,395	319,887
Obagi Medical Products, Inc.*	7,400	75,628
Optimer Pharmaceuticals, Inc.* (a)	12,600	145,656
Pain Therapeutics, Inc.*	15,310	77,622
Par Pharmaceutical Cos., Inc.*	14,395	301,863
Pozen, Inc.*	11,405	64,780
Questcor Pharmaceuticals, Inc.*	24,500	111,230
Repros Therapeutics, Inc.* (a)	3,600	3,348
Salix Pharmaceuticals Ltd.*	20,170	370,926
Santarus, Inc.*	21,600	66,744
Sucampo Pharmaceuticals, Inc., Class A*	4,200	18,354
SuperGen, Inc.*	24,200	56,628
ViroPharma, Inc.*	33,000	248,820
Vivus, Inc.*	32,700	258,330
XenoPort, Inc.*	12,500	208,875

		5,033,289

Professional Services 1.6%
Acacia Research — Acacia Technologies*	14,800	112,480
Administaff, Inc.	9,019	223,852
Advisory Board Co. (The)*	6,900	170,016
Barrett Business Services, Inc.	3,000	34,800
CBIZ, Inc.*	19,343	136,175
CDI Corp.	5,221	63,592
COMSYS IT Partners, Inc.*	6,290	43,086
Corporate Executive Board Co. (The)	14,100	338,541
CoStar Group, Inc.*	8,365	324,729
CRA International, Inc.*	4,131	102,242
Diamond Management & Technology Consultants, Inc.	11,900	70,448
Exponent, Inc.*	5,800	150,858
First Advantage Corp., Class A*	4,436	78,074
Franklin Covey Co.*	5,100	26,622
GP Strategies Corp.*	6,200	43,648
Heidrick & Struggles International, Inc.	6,555	179,345
Hill International, Inc.*	10,900	73,248
Huron Consulting Group, Inc.*	8,600	199,520
ICF International, Inc.*	3,700	106,005
Kelly Services, Inc., Class A	11,540	127,863
Kforce, Inc.*	13,075	153,370
Korn/Ferry International*	18,779	299,713
MPS Group, Inc.*	40,026	541,151
Navigant Consulting, Inc.*	20,469	291,478
Odyssey Marine Exploration, Inc.* (a)	22,100	33,150
On Assignment, Inc.*	15,400	93,016
Resources Connection, Inc.*	19,155	330,807
School Specialty, Inc.*	8,008	178,178
Spherion Corp.*	22,367	110,717
TrueBlue, Inc.*	18,669	225,895
Volt Information Sciences, Inc.*	5,257	42,634
VSE Corp.	1,700	74,443
Watson Wyatt Worldwide, Inc., Class A	17,885	779,428

		5,759,124

Real Estate Investment Trusts (REITs) 6.0%
Acadia Realty Trust	16,919	269,012
Agree Realty Corp.	3,000	69,990
Alexander’s, Inc.*	900	238,428
American Campus Communities, Inc.	22,204	599,952
American Capital Agency Corp.	4,700	122,200
Anthracite Capital, Inc.* (a)	33,251	23,941
Anworth Mortgage Asset Corp.	45,900	327,267
Ashford Hospitality Trust, Inc.*	27,910	107,174
Associated Estates Realty Corp.	6,400	58,368
BioMed Realty Trust, Inc.	41,803	567,267
CapLease, Inc.	19,500	66,885
Capstead Mortgage Corp.	25,400	334,264
Care Investment Trust, Inc.	5,400	43,254
CBL & Associates Properties, Inc.	58,300	475,728
Cedar Shopping Centers, Inc.	17,100	103,797

2009 Annual Report 127

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Real Estate Investment Trusts (continued)

Cogdell Spencer, Inc.	13,500	$62,640
Colonial Properties Trust	26,400	277,992
Cousins Properties, Inc.	29,012	212,368
Cypress Sharpridge Investments, Inc.	6,700	89,445
DCT Industrial Trust, Inc.	84,770	384,008
Developers Diversified Realty Corp.	60,900	523,131
DiamondRock Hospitality Co.*	47,260	359,648
DuPont Fabros Technology, Inc.*	12,200	183,976
Dynex Capital, Inc.	4,800	38,928
EastGroup Properties, Inc.	10,710	394,235
Education Realty Trust, Inc.	21,900	109,719
Entertainment Properties Trust	14,914	507,374
Equity Lifestyle Properties, Inc.	10,536	489,397
Equity One, Inc. (a)	13,725	204,777
Extra Space Storage, Inc.	36,840	352,559
FelCor Lodging Trust, Inc.*	28,200	88,830
First Industrial Realty Trust, Inc.	19,602	85,269
First Potomac Realty Trust	11,700	132,795
Franklin Street Properties Corp.	26,700	287,826
Getty Realty Corp.	7,435	182,232
Gladstone Commercial Corp.	4,200	53,886
Glimcher Realty Trust	21,878	59,071
Government Properties Income Trust	4,700	109,416
Gramercy Capital Corp.*	18,108	56,859
Hatteras Financial Corp.	14,700	413,070
Healthcare Realty Trust, Inc.	24,700	514,501
Hersha Hospitality Trust	18,800	48,128
Highwoods Properties, Inc.	30,164	830,113
Home Properties, Inc.	13,990	548,128
Inland Real Estate Corp.	29,670	254,569
Invesco Mortgage Capital, Inc.	3,500	69,790
Investors Real Estate Trust	28,397	237,683
iStar Financial, Inc.* (a)	47,300	98,857
Kilroy Realty Corp.	17,900	494,398
Kite Realty Group Trust	16,969	62,955
LaSalle Hotel Properties	27,006	463,423
Lexington Realty Trust	39,672	166,226
LTC Properties, Inc.	9,840	233,700
Medical Properties Trust, Inc.	34,110	272,880
MFA Financial, Inc.	118,774	881,303
Mid-America Apartment Communities, Inc.	11,992	525,489
Mission West Properties, Inc.	6,700	44,555
Monmouth Real Estate Investment Corp., Class A	8,600	58,394
National Health Investors, Inc.	11,337	340,110
National Retail Properties, Inc.	34,040	659,695
NorthStar Realty Finance Corp.	25,223	89,037
Omega Healthcare Investors, Inc.	35,100	532,116
Parkway Properties, Inc.	9,482	167,357
Pennsylvania Real Estate Investment Trust (a)	15,767	115,572
Pennymac Mortgage Investment Trust*	6,000	110,460
Post Properties, Inc.	19,176	316,212
Potlatch Corp.	16,941	472,823
PS Business Parks, Inc.	7,345	359,685
RAIT Financial Trust* (a)	24,243	44,849
Ramco-Gershenson Properties Trust	9,439	83,441
Redwood Trust, Inc.	33,820	471,451
Resource Capital Corp.	8,900	43,076
Saul Centers, Inc.	2,545	78,284
Sovran Self Storage, Inc.	10,901	328,120
Starwood Property Trust, Inc.	16,900	340,197
Strategic Hotels & Resorts, Inc.*	28,332	50,148
Sun Communities, Inc.	7,210	125,742
Sunstone Hotel Investors, Inc.*	39,800	300,490
Tanger Factory Outlet Centers	16,897	643,269
Transcontinental Realty Investors, Inc.*	300	3,261
UMH Properties, Inc.	4,800	36,192
Universal Health Realty Income Trust	5,173	164,243
Urstadt Biddle Properties, Inc., Class A	8,980	132,635
U-Store-It Trust	32,610	185,877
Walter Investment Management Corp.	8,500	110,670
Washington Real Estate Investment Trust	24,784	661,733
Winthrop Realty Trust	4,960	44,442

		21,883,257

Real Estate Management & Development 0.1%
American Realty Investors, Inc.*	800	7,904
Avatar Holdings, Inc.*	2,592	42,250
China Housing & Land Development, Inc.* (a)	12,500	38,500
Consolidated-Tomoka Land Co.	2,380	81,872
Forestar Group, Inc.*	15,300	225,828
Tejon Ranch Co.*	4,843	126,208

		522,562

Road & Rail 0.9%
Amerco, Inc.*	4,004	169,249
Arkansas Best Corp.	10,025	258,845
Avis Budget Group, Inc.*	42,700	358,680
Celadon Group, Inc.*	9,700	94,672
Dollar Thrifty Automotive Group, Inc.*	8,700	161,037
Genesee & Wyoming, Inc., Class A*	15,480	449,075
Heartland Express, Inc.	21,246	288,946
Knight Transportation, Inc.	24,020	385,281
Marten Transport Ltd.*	6,445	113,045
Old Dominion Freight Line, Inc.*	11,479	298,339
Patriot Transportation Holding, Inc.*	600	52,800
Saia, Inc.*	5,755	84,368
Universal Truckload Services, Inc.	2,400	39,456

128 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Road & Rail (continued)

USA Truck, Inc.*	3,200	$35,936
Werner Enterprises, Inc.	16,862	316,163
YRC Worldwide, Inc.* (a)	22,500	82,125

		3,188,017

Semiconductors & Semiconductor Equipment 3.3%
Actel Corp.*	11,509	137,187
Advanced Analogic Technologies, Inc.*	18,900	59,535
Advanced Energy Industries, Inc.*	14,045	171,489
Amkor Technology, Inc.*	46,600	256,766
Anadigics, Inc.*	26,900	86,349
Applied Micro Circuits Corp.*	28,117	219,875
Atheros Communications, Inc.*	25,165	619,562
ATMI, Inc.*	13,357	202,359
Brooks Automation, Inc.*	28,278	194,553
Cabot Microelectronics Corp.*	9,832	314,427
Cavium Networks, Inc.*	15,200	288,192
Ceva, Inc.*	8,300	84,079
Cirrus Logic, Inc.*	27,797	134,538
Cohu, Inc.	10,245	116,588
Cymer, Inc.*	12,138	415,605
Diodes, Inc.*	14,240	233,251
DSP Group, Inc.*	9,948	57,499
Entegris, Inc.*	52,454	197,227
Entropic Communications, Inc.*	25,300	66,539
Exar Corp.*	16,164	111,532
FEI Co.*	15,768	375,436
FormFactor, Inc.*	21,037	357,419
GSI Technology, Inc.*	7,100	25,631
Hittite Microwave Corp.*	9,000	331,200
Intellon Corp.*	9,100	62,517
IXYS Corp.*	10,102	67,683
Kopin Corp.*	28,700	127,428
Kulicke & Soffa Industries, Inc.*	27,368	127,261
Lattice Semiconductor Corp.*	50,075	95,643
MEMSIC, Inc.*	5,800	19,720
Micrel, Inc.	19,258	143,857
Microsemi Corp.*	33,808	449,985
Microtune, Inc.*	22,850	39,074
MIPS Technologies, Inc.*	19,174	75,737
MKS Instruments, Inc.*	21,623	338,184
Monolithic Power Systems, Inc.*	14,400	287,856
Netlogic Microsystems, Inc.*	7,400	281,274
NVE Corp.*	1,700	63,580
OmniVision Technologies, Inc.*	20,228	247,995
Pericom Semiconductor Corp.*	11,900	111,979
Photronics, Inc.*	19,892	83,149
PLX Technology, Inc.*	12,800	40,192
Power Integrations, Inc.	9,700	302,640
RF Micro Devices, Inc.*	113,260	450,775
Rubicon Technology, Inc.* (a)	5,500	83,160
Rudolph Technologies, Inc.*	13,587	86,142
Semitool, Inc.*	9,618	67,903
Semtech Corp.*	25,635	396,573
Sigma Designs, Inc.* (a)	10,300	123,703
Silicon Image, Inc.*	31,806	67,111
Silicon Storage Technology, Inc.*	34,984	71,018
Skyworks Solutions, Inc.*	69,237	722,142
Standard Microsystems Corp.*	9,361	180,293
Supertex, Inc.*	3,980	96,515
Techwell, Inc.*	6,500	67,470
Tessera Technologies, Inc.*	20,428	451,663
Trident Microsystems, Inc.*	26,773	50,333
TriQuint Semiconductor, Inc.*	61,939	333,851
Ultratech, Inc.*	8,750	113,050
Veeco Instruments, Inc.*	13,642	332,183
Virage Logic Corp.*	6,300	37,170
Volterra Semiconductor Corp.*	9,500	131,575
White Electronic Designs Corp.*	9,300	40,827
Zoran Corp.*	21,959	194,776

		12,120,825

Software 4.4%
ACI Worldwide, Inc.*	15,396	247,722
Actuate Corp.*	19,700	98,697
Advent Software, Inc.* (a)	6,893	263,451
American Software, Inc., Class A	9,500	61,750
ArcSight, Inc.*	7,200	177,984
Ariba, Inc.*	37,275	440,591
AsiaInfo Holdings, Inc.*	12,300	271,338
Blackbaud, Inc.	18,694	414,820
Blackboard, Inc.*	13,300	471,751
Bottomline Technologies, Inc.*	11,500	168,820
Callidus Software, Inc.*	12,800	39,040
China TransInfo Technology Corp.* (a)	5,000	34,850
Chordiant Software, Inc.*	13,140	45,727
Commvault Systems, Inc.*	17,500	344,750
Concur Technologies, Inc.*	16,900	602,316
Deltek, Inc.*	6,241	44,623
DemandTec, Inc.*	8,800	77,352
Double-Take Software, Inc.*	7,300	67,671
Dynamics Research Corp.*	3,400	43,554
Ebix, Inc.*	2,600	160,160
Epicor Software Corp.*	19,789	152,771
EPIQ Systems, Inc.*	13,575	171,181
ePlus, Inc.*	1,400	21,056
Fair Isaac Corp.	20,400	414,732
FalconStor Software, Inc.*	15,599	51,945
GSE Systems, Inc.*	6,800	40,936
i2 Technologies, Inc.*	6,800	107,032
Informatica Corp.*	35,953	763,282
Interactive Intelligence, Inc.*	5,400	90,558
Jack Henry & Associates, Inc.	34,535	796,723
JDA Software Group, Inc.*	11,229	222,783
Kenexa Corp.*	9,900	124,740
Lawson Software, Inc.*	60,440	381,376

2009 Annual Report 129

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Software (continued)

Manhattan Associates, Inc.*	9,640	$221,238
Mentor Graphics Corp.*	41,200	300,760
MicroStrategy, Inc., Class A*	3,586	312,950
Monotype Imaging Holdings, Inc.*	10,372	77,997
Net 1 UEPS Technologies, Inc.*	13,800	241,362
Netscout Systems, Inc.*	10,200	125,358
NetSuite, Inc.* (a)	7,800	108,966
OpenTV Corp., Class A*	36,200	55,748
Opnet Technologies, Inc.	5,600	61,040
Parametric Technology Corp.*	49,340	735,659
Pegasystems, Inc.	6,000	172,020
Pervasive Software, Inc.*	6,200	30,380
Phoenix Technologies Ltd.*	12,800	29,952
Progress Software Corp.*	16,735	386,579
PROS Holdings, Inc.*	9,000	80,910
QAD, Inc.	5,400	24,624
Quest Software, Inc.*	24,662	413,582
Radiant Systems, Inc.*	11,935	117,440
Renaissance Learning, Inc.	2,065	18,750
Rosetta Stone, Inc.* (a)	2,600	53,950
S1 Corp.*	22,178	133,068
Smith Micro Software, Inc.*	12,000	108,960
SolarWinds, Inc.*	5,100	90,780
Solera Holdings, Inc.	29,200	940,824
SonicWALL, Inc.*	22,951	182,231
Sourcefire, Inc.*	9,400	190,820
SRS Labs, Inc.*	4,600	29,854
SuccessFactors, Inc.*	18,500	282,865
Symyx Technologies, Inc.*	14,959	87,809
Synchronoss Technologies, Inc.*	8,700	99,267
Take-Two Interactive Software, Inc.*	32,700	358,719
Taleo Corp., Class A*	13,300	289,142
TeleCommunication Systems, Inc., Class A*	16,300	145,722
THQ, Inc.*	26,841	140,378
TIBCO Software, Inc.*	72,260	632,275
TiVo, Inc.*	45,179	491,548
Tyler Technologies, Inc.*	12,300	233,946
Ultimate Software Group, Inc.*	10,700	272,957
Unica Corp.*	6,000	41,760
VASCO Data Security International, Inc.*	11,800	71,744
Websense, Inc.*	18,850	302,731

		16,112,747

Specialty Retail 3.1%
America’s Car-Mart, Inc.*	4,200	87,066
AnnTaylor Stores Corp.*	24,000	311,280
Asbury Automotive Group, Inc.*	13,860	134,996
Bebe Stores, Inc.	9,600	60,096
Big 5 Sporting Goods Corp.	9,400	138,650
Books-A-Million, Inc., Class A	2,500	21,650
Borders Group, Inc.*	19,800	38,412
Brown Shoe Co., Inc.	17,754	184,109
Buckle, Inc. (The) (a)	10,357	310,814
Build-A-Bear Workshop, Inc.*	7,200	37,296
Cabela’s, Inc.* (a)	16,805	211,239
Cato Corp. (The), Class A	11,191	220,575
Charming Shoppes, Inc.*	50,410	228,357
Childrens Place Retail Stores, Inc. (The)*	8,911	280,251
Christopher & Banks Corp.	15,739	95,851
Citi Trends, Inc.*	6,300	165,879
Coldwater Creek, Inc.*	24,300	139,725
Collective Brands, Inc.*	27,314	506,675
Conn’s, Inc.* (a)	4,200	26,502
Destination Maternity Corp.*	2,400	48,120
Dress Barn, Inc.*	19,729	356,108
DSW, Inc., Class A*	4,665	89,568
Finish Line, Inc. (The), Class A	18,056	183,088
Gander Mountain Co.* (a)	3,100	15,469
Genesco, Inc.*	9,020	235,151
Group 1 Automotive, Inc.	9,608	244,235
Gymboree Corp.*	12,002	510,925
Haverty Furniture Cos., Inc.*	7,675	92,944
hhgregg, Inc.*	5,000	82,450
Hibbett Sports, Inc.*	11,459	214,742
HOT Topic, Inc.*	16,638	128,113
J Crew Group, Inc.*	21,190	864,128
Jo-Ann Stores, Inc.*	11,083	295,029
Jos. A. Bank Clothiers, Inc.*	7,355	301,408
Kirkland’s, Inc.*	4,500	56,610
Lithia Motors, Inc., Class A*	7,400	61,716
Lumber Liquidators, Inc.*	5,600	119,000
Men’s Wearhouse, Inc. (The)	22,200	514,374
Midas, Inc.*	6,000	48,360
Monro Muffler Brake, Inc.	6,475	200,660
New York & Co., Inc.*	10,000	44,000
OfficeMax, Inc.*	31,300	357,759
Pacific Sunwear Of California*	27,960	168,878
PEP Boys-Manny Moe & Jack	20,783	182,267
Pier 1 Imports, Inc.*	35,800	126,016
Rent-A-Center, Inc.*	26,850	492,966
Rex Stores Corp.*	3,100	38,285
Sally Beauty Holdings, Inc.*	40,500	273,375
Shoe Carnival, Inc.*	3,800	57,038
Sonic Automotive, Inc., Class A (a)	11,852	105,957
Stage Stores, Inc.	16,701	197,072
Stein Mart, Inc.*	10,933	103,864
Syms Corp.*	2,700	18,981
Systemax, Inc.*	4,500	60,660
Talbots, Inc.	10,300	93,421
Tractor Supply Co.*	15,000	670,500
Tween Brands, Inc.*	10,807	91,643
Ulta Salon Cosmetics & Fragrance, Inc.*	11,800	178,652

130 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Specialty Retail (continued)

West Marine, Inc.*	6,900	$52,578
Wet Seal, Inc. (The), Class A*	41,305	131,763
Zale Corp.*	8,802	41,634
Zumiez, Inc.*	8,500	114,495

		11,463,425

Textiles, Apparel & Luxury Goods 2.2%
American Apparel, Inc.*	14,700	45,129
Carter’s, Inc.*	23,808	561,869
Cherokee, Inc.	3,200	60,576
Columbia Sportswear Co.	4,800	182,640
CROCS, Inc.*	35,700	217,056
Deckers Outdoor Corp.*	5,378	482,245
FGX International Holdings Ltd.*	5,800	76,502
Fossil, Inc.*	19,945	533,130
Fuqi International, Inc.* (a)	4,800	98,352
G-III Apparel Group Ltd.*	5,800	92,858
Iconix Brand Group, Inc.*	30,400	354,464
Jones Apparel Group, Inc.	36,400	651,196
Kenneth Cole Productions, Inc., Class A	3,270	31,098
K-Swiss, Inc., Class A	11,481	93,685
Liz Claiborne, Inc.	40,500	232,470
Lululemon Athletica, Inc.*	17,300	434,576
Maidenform Brands, Inc.*	7,800	109,512
Movado Group, Inc.	6,937	72,700
Oxford Industries, Inc.	5,357	103,658
Perry Ellis International, Inc.*	3,282	44,865
Quiksilver, Inc.*	56,300	112,037
Skechers U.S.A., Inc., Class A*	14,085	307,335
Steven Madden Ltd.*	6,698	271,269
Timberland Co. (The), Class A*	18,600	300,948
True Religion Apparel, Inc.*	10,700	275,739
Under Armour, Inc., Class A* (a)	14,130	379,390
Unifi, Inc.*	19,300	53,654
UniFirst Corp.	5,943	250,022
Volcom, Inc.*	7,900	131,219
Warnaco Group, Inc. (The)*	18,923	766,949
Weyco Group, Inc.	2,800	62,440
Wolverine World Wide, Inc.	20,646	528,124

		7,917,707

Thrifts & Mortgage Finance 1.3%
Abington Bancorp, Inc.	9,300	63,798
Astoria Financial Corp.	35,600	355,288
Bank Mutual Corp.	20,760	145,735
BankFinancial Corp.	8,700	82,128
Beneficial Mutual Bancorp, Inc.*	14,100	130,425
Berkshire Hills Bancorp, Inc.	5,940	122,067
Brookline Bancorp, Inc.	25,185	246,561
Brooklyn Federal Bancorp, Inc.	1,700	20,366
Cheviot Financial Corp.	2,000	15,440
Clifton Savings Bancorp, Inc.	4,100	37,802
Danvers Bancorp, Inc.	7,800	107,094
Dime Community Bancshares	10,964	120,494
Doral Financial Corp.* (a)	2,300	6,532
ESB Financial Corp.	3,800	44,308
ESSA Bancorp, Inc.	6,700	80,199
First Defiance Financial Corp.	3,400	49,028
First Financial Holdings, Inc.	5,700	76,893
First Financial Northwest, Inc.	7,800	46,176
First Financial Service Corp.	1,600	14,656
Flagstar Bancorp, Inc.* (a)	28,995	26,095
Flushing Financial Corp.	11,250	126,338
Fox Chase Bancorp, Inc.*	2,300	22,793
Heritage Financial Group	500	4,055
Home Federal Bancorp, Inc.	8,000	92,400
Kearny Financial Corp.	7,500	73,875
Kentucky First Federal Bancorp	1,600	16,816
K-Fed Bancorp (a)	1,400	12,502
Legacy Bancorp, Inc.	2,900	27,724
Meridian Interstate Bancorp, Inc.*	4,300	36,980
MGIC Investment Corp.* (a)	53,300	229,723
NASB Financial, Inc. (a)	1,400	34,440
NewAlliance Bancshares, Inc.	44,920	497,714
Northeast Community Bancorp, Inc.	2,200	14,740
Northwest Bancorp, Inc.	7,390	162,580
OceanFirst Financial Corp.	4,000	38,000
Ocwen Financial Corp.*	23,160	253,139
Oritani Financial Corp.	3,900	49,959
PMI Group, Inc. (The)	28,100	68,002
Provident Financial Services, Inc.	26,306	282,789
Provident New York Bancorp	14,175	120,913
Prudential Bancorp, Inc. of Pennsylvania	2,400	23,544
Radian Group, Inc.	34,200	198,018
Rockville Financial, Inc.	3,600	37,260
Roma Financial Corp. (a)	3,600	44,604
Territorial Bancorp, Inc.*	4,900	80,801
Tree.com, Inc.*	3,000	23,430
Trustco Bank Corp.	33,308	198,183
United Financial Bancorp, Inc.	7,000	89,950
ViewPoint Financial Group	4,500	60,300
Waterstone Financial, Inc.*	2,660	9,071
Westfield Financial, Inc.	13,728	110,512
WSFS Financial Corp.	2,609	72,008

		4,904,248

Tobacco 0.2%
Alliance One International, Inc.*	34,611	152,634
Star Scientific, Inc.* (a)	31,600	26,544
Universal Corp.	10,132	421,390
Vector Group Ltd.	16,508	239,531

		840,099

Trading Companies & Distributors 0.8%
Aceto Corp.	10,600	58,724

2009 Annual Report 131

Statement of Investments (Continued)
October 31, 2009

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Trading Companies & Distributors (continued)

Aircastle Ltd.	20,600	$163,152
Applied Industrial Technologies, Inc.	17,812	360,337
Beacon Roofing Supply, Inc.*	19,870	285,333
BlueLinx Holdings, Inc.*	6,800	19,924
DXP Enterprises, Inc.*	3,300	37,884
H&E Equipment Services, Inc.*	11,600	122,960
Houston Wire & Cable Co.	7,500	90,675
Interline Brands, Inc.*	14,300	208,780
Kaman Corp.	11,308	233,624
Lawson Products, Inc.	1,724	26,808
RSC Holdings, Inc.*	20,700	139,518
Rush Enterprises, Inc., Class A*	14,550	158,886
TAL International Group, Inc.	6,300	74,718
Textainer Group Holdings Ltd.	4,100	61,746
Titan Machinery, Inc.*	5,500	59,015
United Rentals, Inc.*	25,600	242,944
Watsco, Inc.	11,133	570,232
Willis Lease Finance Corp.*	1,800	22,914

		2,938,174

Transportation Infrastructure 0.0%
CAI International, Inc.*	4,000	30,000

Water Utilities 0.3%
American States Water Co.	7,746	256,780
Artesian Resources Corp., Class A	2,600	42,146
Cadiz, Inc.*	5,100	54,519
California Water Service Group	8,297	303,421
Connecticut Water Service, Inc.	3,700	82,510
Consolidated Water Co., Inc.	6,300	92,988
Middlesex Water Co.	5,900	90,801
Pennichuck Corp.	1,800	40,806
SJW Corp.	5,745	125,069
Southwest Water Co.	10,525	58,624
York Water Co. (The)	5,700	79,743

		1,227,407

Wireless Telecommunication Services 0.4%
Centennial Communications Corp.*	36,900	312,174
iPCS, Inc.*	7,500	179,025
NTELOS Holdings Corp.	12,860	194,186
Shenandoah Telecommunications Co.	10,383	173,292
Syniverse Holdings, Inc.*	28,800	493,344
USA Mobility, Inc.	9,624	104,902
Virgin Mobile USA, Inc., Class A*	14,300	57,200

		1,514,123

Total Common Stocks (cost $428,780,840)		352,660,171

Rights 0.0%

	Number of Rights	Market Value

Enterprise Bancorp, Inc. 11/19/2009* (b)	1,900	0
Winthrop Realty Trust 11/19/2009* (b)	1,417	0
Zion Oil & Gas Inc. 12/31/2049* (b)	1,196	2,069

		2,069

Total Rights (cost $ — )		2,069

Warrants 0.0%

	Number of Warrants	Market Value

Hotels, Restaurants & Leisure 0.0%
Krispy Kreme Doughnuts, Inc., expiring 3/2/2012* (b)	301	21

Oil, Gas & Consumable Fuels 0.0%
GreenHunter Energy, Inc., expiring 9/16/2011* (b)	120	0

Total Warrants (cost $ — )		21

Exchange Traded Fund 0.0%

	Shares	Market Value

Kayne Anderson Energy Development Co.	4,300	53,707

Total Exchange Traded Fund (cost $94,280)		53,707

Mutual Fund 3.9%

Money Market Fund 3.9%
Invesco AIM Liquid Assets Portfolio, 0.21%(c)	14,199,517	14,199,517

Total Mutual Fund (cost $14,199,517)		14,199,517

132 Annual Report 2009

Repurchase Agreement 5.5%

	Principal Amount	Market Value

Morgan Stanley, 0.08%, dated 10/30/09, due 11/02/09, repurchase price $20,122,697, collateralized by U.S. Government Agency Mortgages ranging 3.17% - 7.00%, maturing 08/01/17 - 11/01/39; total market value of $20,525,164 (d)	$20,122,563	$20,122,563

Total Repurchase Agreement (cost $20,122,563)		20,122,563

Total Investments (cost $463,197,200) (e) — 105.3%		387,038,048

Liabilities in excess of other assets — (5.3%)		(19,582,217)

NET ASSETS — 100.0%		$367,455,831

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $18,475,464.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of October 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $20,122,563.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NA	National Association

NV	Public Traded Company

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Depreciation

271	Russell 2000 Mini Futures	12/18/09	$15,224,780	$(1,003,839)

2009 Annual Report 133

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Small Cap
Index Fund

Assets:
Investments, at value (cost $443,074,637)*	$366,915,485
Repurchase agreements, at value and cost	20,122,563

Total Investments	387,038,048

Cash	3,024
Deposits with broker for futures	1,258,000
Interest and dividends receivable	189,755
Security lending income receivable	49,631
Receivable for investments sold	1,186,513
Receivable for capital shares issued	104,887
Prepaid expenses and other assets	3,876

Total Assets	389,833,734

Liabilities:
Payable for investments purchased	1,152,869
Payable for capital shares redeemed	525,148
Payable for variation margin on futures contracts	399,022
Payable upon return of securities loaned (Note 2)	20,122,563
Accrued expenses and other payables:
Investment advisory fees	33,676
Fund administration fees	38,036
Distribution fees	28,280
Administrative servicing fees	20,505
Accounting and transfer agent fees	11,304
Trustee fees	3,848
Custodian fees	2,969
Compliance program costs (Note 3)	2,693
Professional fees	23,732
Other	13,258

Total Liabilities	22,377,903

Net Assets	$367,455,831

Represented by:
Capital	$470,015,811
Accumulated undistributed net investment income	869,274
Accumulated net realized losses from investment and futures transactions	(26,266,263)
Net unrealized appreciation/(depreciation) from investments	(76,159,152)
Net unrealized appreciation/(depreciation) from futures (Note 2)	(1,003,839)

Net Assets	$367,455,831

Net Assets:
Class A Shares	$122,390,936
Class B Shares	188,301
Class C Shares	623,587
Class R2 Shares (a)	734
Institutional Class Shares	244,252,273

Total	$367,455,831

*	Includes value of securities on loan of $18,475,464 (Note 2)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

134 Annual Report 2009

Nationwide
Small Cap
Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,324,380
Class B Shares	22,306
Class C Shares	74,088
Class R2 Shares (a)	86
Institutional Class Shares	28,311,486

Total	42,732,346

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.54
Class B Shares (b)	$8.44
Class C Shares (c)	$8.42
Class R2 Shares (a)	$8.53
Institutional Class Shares	$8.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.06

Maximum Sales Charge
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 135

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Small Cap
Index Fund

INVESTMENT INCOME:
Interest income	$10,898
Dividend income	4,521,360
Income from securities lending (Note 2)	426,856
Foreign tax withholding	(182)

Total Income	4,958,932

EXPENSES:
Investment advisory fees	632,073
Fund administration fees	378,314
Distribution fees Class A	255,931
Distribution fees Class B	2,075
Distribution fees Class C	5,076
Distribution fees Class R2 (a)	4
Administrative servicing fees Class A	172,236
Registration and filing fees	64,641
Professional fees	59,509
Printing fees	24,404
Trustee fees	21,530
Custodian fees	12,201
Accounting and transfer agent fees	60,863
Compliance program costs (Note 3)	7,747
Other	21,538

Total expenses before earnings credit and reimbursed expenses	1,718,142

Earnings credit (Note 5)	(1,779)
Expenses reimbursed by adviser	(332,402)

Net Expenses	1,383,961

NET INVESTMENT INCOME	3,574,971

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(27,466,103)
Net realized losses from futures transactions (Note 2)	(78,458)

Net realized losses from investment and futures transactions	(27,544,561))

Net change in unrealized appreciation/(depreciation) from investments	55,432,710
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	2,119,794

Net change in unrealized appreciation/(depreciation) from investments and futures	57,552,504

Net realized/unrealized gains from investments and futures	30,007,943

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,582,914

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

136 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Small Cap
	Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$3,574,971	$3,718,806
Net realized gains (losses) from investment and futures transactions	(27,544,561)	8,021,216
Net change in unrealized appreciation/(depreciation) from investments and futures	57,552,504	(165,931,044)

Change in net assets resulting from operations	33,582,914	(154,191,022)

Distributions to Shareholders From:
Net investment income:
Class A	(640,145)	(567,435)
Class B	(570)	(308)
Class C	(1,059)	(260)
Class R2 (a)	(4)	(4)
Institutional Class	(2,277,928)	(2,418,812)
Net realized gains:
Class A	(1,521,340)	(3,375,848)
Class B	(4,009)	(13,116)
Class C	(5,771)	(21,384)
Class R2 (a)	(10)	(31)
Institutional Class	(2,839,142)	(8,641,752)

Change in net assets from shareholder distributions	(7,289,978)	(15,038,950)

Change in net assets from capital transactions	52,743,802	12,051,436

Change in net assets	79,036,738	(157,178,536)

Net Assets:
Beginning of year	288,419,093	445,597,629

End of year	$367,455,831	$288,419,093

Accumulated undistributed net investment income at end of year	$869,274	$593,307

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$34,020,005	$53,368,760
Dividends reinvested	2,104,473	3,829,930
Cost of shares redeemed (b)	(16,709,961)	(32,807,583)

Total Class A	19,414,517	24,391,107

Class B Shares

Proceeds from shares issued	9,165	39,627
Dividends reinvested	3,971	12,389
Cost of shares redeemed	(100,450)	(39,671)

Total Class B	(87,314)	12,345

Class C Shares
Proceeds from shares issued	289,689	266,109
Dividends reinvested	4,033	11,055
Cost of shares redeemed	(103,708)	(254,095)

Total Class C	190,014	23,069

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — See Note 4 to Financial Statements

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 137

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap
	Index Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$–	$–
Dividends reinvested	14	35
Cost of shares redeemed	–	–

Total Class R2	14	35

Institutional Class Shares
Proceeds from shares issued	64,894,869	57,244,248
Dividends reinvested	5,117,013	11,060,523
Cost of shares redeemed (b)	(36,785,311)	(80,679,891)

Total Institutional Class	33,226,571	(12,375,120)

Change in net assets from capital transactions:	$52,743,802	$12,051,436

SHARE TRANSACTIONS:
Class A Shares
Issued	4,627,859	4,809,026
Reinvested	289,889	322,044
Redeemed	(2,208,438)	(3,006,040)

Total Class A Shares	2,709,310	2,125,030

Class B Shares
Issued	1,095	3,385
Reinvested	549	1,043
Redeemed	(14,513)	(3,842)

Total Class B Shares	(12,869)	586

Class C Shares
Issued	39,331	24,827
Reinvested	563	930
Redeemed	(15,520)	(25,488)

Total Class C Shares	24,374	269

Class R2 Shares(a)
Issued	–	–
Reinvested	2	4
Redeemed	–	–

Total Class R2 Shares	2	4

Institutional Class Shares
Issued	9,084,930	5,161,621
Reinvested	691,754	924,436
Redeemed	(4,506,773)	(7,279,613)

Total Institutional Class Shares	5,269,911	(1,193,556)

Total change in shares:	7,990,728	932,332

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — See Note 4 to Financial Statements
Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

138 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009(h)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%		$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34	.65)%	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%		$124,188,723	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	–	$13.47	19.14%		$114,280,835	0.70%	1.21%	0.75%	31.51%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	–	$11.90	11.67%		$65,750,869	0.69%	0.90%	0.77%	24.14%

Class B Shares
Year Ended October 31, 2009(h)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%		$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35	.08)%	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%		$448,885	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	–	$13.36	18.38%		$482,293	1.30%	0.62%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	–	$11.82	10.98%		$444,173	1.29%	0.28%	1.37%	24.14%

Class C Shares
Year Ended October 31, 2009(h)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%		$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35	.06)%	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%		$639,822	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	–	$13.33	18.40%		$534,348	1.30%	0.53%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	–	$11.80	10.99%		$199,527	1.29%	0.23%	1.37%	24.14%

Class R2 Shares(f)
Year Ended October 31, 2009(h)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%		$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34	.72)%	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007(g)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%		$1,056	0.68%	0.84%	0.70%	19.60%

Institutional Class Shares
Year Ended October 31, 2009(h)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%		$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34	.45)%	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%		$320,319,143	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	–	$13.59	19.60%		$518,238,957	0.30%	1.61%	0.35%	31.51%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	–	$12.00	12.11%		$348,509,477	0.29%	1.28%	0.37%	24.14%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
(h)	Per Share calculations were performed using the average Shares method.

The accompanying notes are an integral part of these financial statements

2009 Annual Report 139

Notes to Financial Statements
October 31, 2009

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index”)
-	Nationwide International Index Fund (“International Index”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index”)
-	Nationwide Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

140 Annual Report 2009

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time (i.e., a “subsequent event”). Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Funds that hold foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances describes below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of October 31, 2009 are noted on the Statement of Investments.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

2009 Annual Report 141

Notes to Financial Statements (Continued)
October 31, 2009

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

Nationwide Bond Index Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$8,124,703	$—	$8,124,703
Commercial Mortgage Backed Securities	—	36,637,254	—	36,637,254
Corporate Bonds	—	214,752,104	—	214,752,104
Municipal Bonds	—	3,113,618	—	3,113,618
Mutual Fund	109,668,523	—	—	109,668,523
Repurchase Agreement	—	36,594,888	—	36,594,888
Sovereign Bonds	—	15,557,751	—	15,557,751
U.S. Government Mortgage Backed Agencies	—	409,421,379	—	409,421,379
U.S. Government Sponsored & Agency Obligations	—	70,483,999	—	70,483,999
U.S. Treasury Bonds	—	38,227,698	—	38,227,698
U.S. Treasury Notes	—	243,874,682	—	243,874,682
Yankee Dollars	—	8,330,983	—	8,330,983

Total Assets	109,668,523	1,085,119,054	—	1,194,787,582

Liabilities:
U.S. Government Mortgage Backed Agencies	—	(26,136,996)	—	(26,136,996)

Total Liabilities	—	(26,136,996)	—	(26,136,996)

Total	$109,668,523	$1,058,982,093	$—	$1,168,650,586

Nationwide International Index Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$2,471,770	$1,422,591,364	$—	$1,425,063,134
Exchange Traded Fund	2,577,588	—	—	2,577,588
Forward Currency Contracts	—	300,715	—	300,715
Futures Contracts	45,114	—	—	45,114
Mutual Fund	4,977,410	—	—	4,977,410
Preferred Stocks	—	5,307,925	—	5,307,925
Repurchase Agreement	—	27,413,222	—	27,413,222
Rights	—	353	—	353
Warrants	—	10,142	—	10,142

Total Assets	10,071,882	1,455,623,721	—	1,465,695,603

Liabilities:
Forward Currency Contracts	—	(343,313)	—	(343,313)
Futures Contracts	(797,064)	—	—	(797,064)

Total Liabilities	(797,064)	(343,313)	—	(1,140,377)

Total	$9,274,818	$1,455,280,408	$—	$1,464,555,226

142 Annual Report 2009

Nationwide Mid Cap Market Index Fund*
Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$698,653,322	$—	$—	$698,653,322
Mutual Fund	19,678,236	—	—	19,678,236
Repurchase Agreement	—	18,239,639	—	18,239,639

Total Assets	718,331,558	18,239,639	—	736,571,197

Liabilities:
Futures Contracts	(1,039,524)	—	—	(1,039,524)

Total Liabilities	(1,039,524)	—	—	(1,039,524)

Total	$717,292,034	$18,239,639	$—	$735,531,673

Nationwide S&P 500 Index Fund*
Asset Type	Level 1	Level 2	Level 3	Total

Common Stocks	$1,986,422,742	$—	$—	$1,986,422,742
Mutual Fund	66,761,494	—	—	66,761,494
Repurchase Agreement	—	10,774,367	—	10,774,367

Total Assets	2,053,184,236	10,774,367	—	2,063,958,603

Liabilities:
Futures Contracts	(1,182,559)	—	—	(1,182,559)

Total Liabilities	(1,182,559)	—	—	(1,182,559)

Total	$2,052,001,677	$10,774,367	$—	$2,062,776,044

Nationwide Small Cap Index Fund*
Asset Type	Level 1	Level 2	Level 3	Total

Common Stocks	$352,660,171	$—	$—	$352,660,171
Exchange Traded Fund	53,707	—	—	53,707
Mutual Fund	14,199,517	—	—	14,199,517
Repurchase Agreement	—	20,122,563	—	20,122,563
Rights	—	2,069	—	2,069
Warrants	21	—	—	21

Total Assets	366,913,416	20,124,632	—	387,038,048

Liabilities:
Futures Contracts	(1,003,839)	—	—	(1,003,839)

Total Liabilities	(1,003,839)	—	—	(1,003,839)

Total	$365,909,577	$20,124,632	$—	$386,034,209

2009 Annual Report 143

Notes to Financial Statements (Continued)
October 31, 2009

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Nationwide International Index Fund

	Common Stocks	Rights	Warrants

Balance as of 10/31/2008	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—	—
Net Purchases/(Sales)	—	—	—
Transfers In/(Out) of Level 3	—	—	—

Balance as of 10/31/09	$—	$—	$—

Nationwide Small Cap Index Fund

	Common Stocks	Warrants

Balance as of 10/31/2008	$—	$—
Accrued Accretion/(Amortization)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	—
Net Purchases/(Sales)	—	—
Transfers In/(Out) of Level 3	—	—

Balance as of 10/31/09	$—	$—

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

* See Statement of Investment for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Funds are subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Funds’ financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index and S&P 500 Index, which may engage in foreign currency transactions, translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. A Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

International Index and S&P 500 Index are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the

144 Annual Report 2009

U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When a Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

Certain Funds are subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Funds may also enter into futures contracts for non-hedging purposes. If a Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

2009 Annual Report 145

Notes to Financial Statements (Continued)
October 31, 2009

The Funds are subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2009.

Fair Values of Derivative Instruments as of October 31, 2009

Nationwide International Index Fund

Derivatives not accounted for as hedging instruments under ASC 815

	Statement of Assets and Liabilities Location
Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Receivables	$300,715
Equity contracts	Net Assets — Unrealized appreciation	45,114

Total		$345,829

Liabilities:	Liability Derivatives

Foreign exchange contracts	Payables	$(343,313)
Equity contracts	Net Assets — Unrealized depreciation	(797,064)

Total		$(1,140,377)

Nationwide Mid Cap Market Index Fund

Derivatives not accounted for as hedging instruments under ASC 815

	Statement of Assets and Liabilities Location
Liabilities:	Liability Derivatives	Fair Value

Equity contracts	Net Assets — Unrealized depreciation	$(1,039,524)

Total		$(1,039,524)

Nationwide S&P 500 Index Fund

Derivatives not accounted for as hedging instruments under ASC 815

	Statement of Assets and Liabilities Location
Liabilities:	Liability Derivatives	Fair Value

Equity contracts	Net Assets — Unrealized depreciation	$(1,182,559)

Total		$(1,182,559)

Nationwide Small Cap Index Fund

Derivatives not accounted for as hedging instruments under ASC 815

	Statement of Assets and Liabilities Location
Liabilities:	Liability Derivatives	Fair Value

Equity contracts	Net Assets — Unrealized depreciation	$(1,003,839)

Total		$(1,003,839)

146 Annual Report 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

Nationwide International Index Fund

Realized Gain/(Loss)

		Foreign Exchange
Risk Exposure	Futures	Contracts	Total

Foreign exchange contracts	$—	$1,068,059	$1,068,059
Equity contracts	4,557,750	—	4,557,750

Total	$4,557,750	$1,068,059	$5,625,809

Nationwide Mid Cap Market Index Fund

Realized Gain/(Loss)

Risk Exposure	Futures	Total

Equity contracts	$6,850,244	$6,850,244

Total	$6,850,244	$6,850,244

Nationwide S&P 500 Index Fund

Realized Gain/(Loss)

Risk Exposure	Futures	Total

Equity contracts	$16,637,821	$16,637,821

Total	$16,637,821	$16,637,821

Nationwide Small Cap Index Fund

Realized Gain/(Loss)

Risk Exposure	Futures	Total

Equity contracts	$(78,458)	$(78,458)

Total	$(78,458)	$(78,458)

Amounts designated as “–” are zero or have been rounded to zero.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended October 31, 2009

Nationwide International Index Fund

Unrealized Appreciation/(Depreciation)

		Foreign Exchange
Risk Exposure	Futures	Contracts	Total

Foreign exchange contracts	$—	$377,987	$377,987
Equity contracts	(219,114)	—	(219,114)

Total	$(219,114)	$377,987	$158,873

2009 Annual Report 147

Notes to Financial Statements (Continued)
October 31, 2009

Nationwide Mid Cap Market Index Fund

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures	Total

Equity contracts	$836,729	$836,729

Total	$836,729	$836,729

Nationwide S&P 500 Index Fund

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures	Total

Equity contracts	$2,158,640	$2,158,640

Total	$2,158,640	$2,158,640

Nationwide Small Cap Index Fund

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures	Total

Equity contracts	$2,119,794	$2,119,794

Total	$2,119,794	$2,119,794

Amounts designated as “—” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2009.

(f)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(g)	Mortgage Dollar Rolls

Bond Index may enter into mortgage dollar rolls, in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a purchase and sale transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

148 Annual Report 2009

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2009, the Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Bond Index	$130,789,702	$132,659,518 *

International Index	25,648,497	27,413,222

Mid Cap Market Index	17,208,790	18,239,639

S&P 500 Index	10,235,244	10,744,367

Small Cap Index	18,475,464	20,122,563

*	Includes $96,064,630 of collateral in the form of U.S. Government Sponsored & Agency Obligations securities, interest rates ranging from 0.0% to 8.0% and maturity dates ranging from 01/27/10 to 01/01/48.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index and are declared daily and paid monthly for Bond Index. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

2009 Annual Report 149

Notes to Financial Statements (Continued)
October 31, 2009

These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series within the Trust. For each Fund, except Bond Index, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the series. For the Bond Index, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of BlackRock Investment Management LLC, the subadviser for the Funds.

150 Annual Report 2009

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2009, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $3,207,634 for the year ended October 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

Bond Index(a)	All Classes	0.32%

International Index(a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index(a)	All Classes	0.30%

(a)	The Expense Limitation Agreement also states that for this Fund, the expense ratio for Class A, Class B, Class C, and Institutional Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

2009 Annual Report 151

Notes to Financial Statements (Continued)
October 31, 2009

As of October 31, 2009, the cumulative potential reimbursements of the following Funds, listed by the year in which NFA waived or reimbursed fees or expenses to a Fund, are:

	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2007	2008	2009

Bond Index	$439,605	$527,490	$785,022

International Index	386,490	1,015,839	1,076,868

Mid Cap Market Index	319,532	404,937	605,689

S&P 500 Index	375,580	947,881	1,433,334

Small Cap Index	164,560	217,602	332,402

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds do not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Service Class and Institutional Service Class shares of S&P 500 Index and up to 0.25% of the average daily net assets of Class A and Class R2 (formerly Class R) shares of Bond Index, International Index, Mid Cap Market Index and Small Cap Index.

152 Annual Report 2009

For the year ended October 31, 2009, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Bond Index	$152,410

International Index	418,258

Mid Cap Market Index	174,924

S&P 500 Index	1,029,263

Small Cap Index	145,012

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2009, the Funds’ portion of such costs amounted to $129,082.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares*	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	N/A

International Index	0.25%	1.00%	1.00%	0.50%	N/A

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

*	Formerly Class R Shares

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC fee of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2009, NFD received commissions of $99,518 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $22,404 was re-allowed to affiliated broker-dealers of the Funds.

2009 Annual Report 153

Notes to Financial Statements (Continued)
October 31, 2009

4. Short-term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

					Institutional	Service	Institutional
Fund	Class A	Class B	Class C	Class R2*	Service Class	Class	Class

Bond Index	$2	$506	$—	N/A	N/A	N/A	$11

International Index	9	—	2	$—	N/A	N/A	—

Mid Cap Market Index	—	—	—	—	N/A	N/A	—

S&P 500 Index	—	6	—	—	$—	$—	18

Small Cap Index	60	—	—	—	N/A	N/A	3

*	Formerly Class R Shares

For the year ended October 31, 2008, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

					Institutional	Service	Institutional
Fund	Class A	Class B	Class C	Class R2*	Service Class	Class	Class

Bond Index	$646	$—	$—	N/A	N/A	N/A	$—

International Index	9	—	—	$—	N/A	N/A	8

Mid Cap Market Index	220	—	—	—	N/A	N/A	—

S&P 500 Index	1,135	—	—	—	$—	$—	236

Small Cap Index	97	—	—	—	N/A	N/A	444

*	Formerly Class R Shares
Amounts designated as “—” are zero or have been rounded to zero.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any

154 Annual Report 2009

offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended October 31, 2009, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Bond Index	$3,126,291,721	$2,966,392,709

International Index	146,280,808	262,709,432

Mid Cap Market Index	161,961,664	114,688,206

S&P 500 Index	238,786,181	71,394,078

Small Cap Index	119,396,798	67,579,165

For the year ended October 31, 2009, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Bond Index	$284,462,658	$196,293,144

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2009 Annual Report 155

Notes to Financial Statements (Continued)
October 31, 2009

9. Other

As of October 31, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Bond Index	78.09%	4

International Index	66.25	4

Mid Cap Market Index	64.21	3

S&P 500 Index	74.93	4

Small Cap Index	78.81	5

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from
	Ordinary	Net Long- Term	Total Taxable	Total Distributions
Fund	Income	Capital Gains	Distributions	Paid

Bond Index	$37,272,149	$—	$37,272,149	$37,272,149

International Index	47,718,826	128,571,791	176,290,617	176,290,617

Mid Cap Market Index	7,170,866	29,574,167	36,745,033	36,745,033

S&P 500 Index	37,663,015	—	37,663,015	37,663,015

Small Cap Index	2,920,451	4,369,527	7,289,978	7,289,978

Amounts designated as “-” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

	Distributions paid from
	Ordinary	Net Long- Term	Total Taxable	Total Distributions
Fund	Income	Capital Gains	Distributions	Paid

Bond Index	$46,549,042	$—	$46,549,043	$46,549,042

International Index	84,192,400	55,158,041	139,350,441	139,350,441

Mid Cap Market Index	10,390,861	30,636,374	41,027,235	41,027,235

S&P 500 Index	45,063,871	30,562,249	75,626,120	75,626,120

Small Cap Index	6,778,773	8,260,177	15,038,950	15,038,950

Amounts designated as “-” are zero or have been rounded to zero.

156 Annual Report 2009

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Bond Index	$6,941,045	$—	$6,941,045	$(3,096,632)	$(8,588,683)	$27,522,181	$22,777,911

International Index	14,042,875	—	14,042,875	—	(8,835,761)	(98,841,911)	(93,634,797)

Mid Cap Market Index	1,557,178	—	1,557,178	—	(14,826,045)	(131,281,534)	(144,550,401)

S&P 500 Index	3,916,284	—	3,916,284	—	(9,110,987)	(315,943,802)	(321,138,505)

Small Cap Index	848,667	—	848,667	—	(23,082,159)	(80,326,488)	(102,559,980)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “-” are zero or have been rounded to zero.

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net
				Unrealized
		Unrealized	Unrealized	Appreciation /
Fund	Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,167,060,358	$31,478,962	$(3,751,738)	$27,727,224

International Index	1,563,738,790	162,288,588	(260,677,604)	(98,389,016)

Mid Cap Market Index	867,852,731	47,264,271	(178,545,805)	(131,281,534)

S&P 500 Index	2,379,902,405	181,250,689	(497,194,491)	(315,943,802)

Small Cap Index	467,364,536	23,726,338	(104,052,826)	(80,326,488)

As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations.

Fund	Amount	Expires

Bond Index	$8,588,683	2014

International Index	8,835,761	2017

Mid Cap Market Index	14,826,045	2017

S&P 500 Index	9,110,987	2016

Small Cap Index	23,082,159	2017

11. Subsequent Events

The Funds have adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Funds have evaluated subsequent events through December 24, 2009, which is the date these financial statements were issued.

2009 Annual Report 157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 24, 2009

158 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Mid Cap Market Index	100%

S&P 500 Index	100%

Small Cap Index	100%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

International Index	$128,571,791

Mid Cap Market Index	29,574,167

Small Cap Index	4,369,527

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2009, the foreign source income for each Fund was as follows:

Fund	Amount

International Index	$45,673,855

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2009, the foreign tax credit for each Fund was as follows:

Fund	Amount

International Index	$4,166,340

2009 Annual Report 159

Management Information
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	93	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	93	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	93	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	93	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	93	None

160 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	93	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			93	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	93	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

2009 Annual Report 161

Management Information (Continued)
October 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

	Position(s) Held		Number of
	with Fund		Portfolios in	Other
Name and	and Length of	Principal Occupation(s)	Fund Complex Overseen	Directorships
Year of Birth	TimeServed[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[4]

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice
President and Chief OperatingOfficer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

162 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

	Position(s) Held		Number of
	with Fund		Portfolios in	Other
Name and	and Length of	Principal Occupation(s)	Fund Complex Overseen	Directorships
Year of Birth	TimeServed[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 163

(Logo)

P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

AR-IDX 12/09

Nationwide Mutual Funds
AnnualReport
October 31, 2009

Investor Destinations Funds
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

AnnualReport
October 31, 2009

Contents

1	Message to Shareholders

Investor Destinations Funds
5	Nationwide Investor Destinations Aggressive Fund
19	Nationwide Investor Destinations Moderately Aggressive Fund
33	Nationwide Investor Destinations Moderate Fund
47	Nationwide Investor Destinations Moderately Conservative Fund
61	Nationwide Investor Destinations Conservative Fund

75	Notes to Financial Statements

84	Report of Independent Registered Public Accounting Firm

85	Supplemental Information

86	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
October 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who arguably exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, have resulted in widespread distrust of the financial system. The current easy access to capital and the potential longer-term issue of unprecedented deficits have caused the once over-leveraged private economy to be replaced by public financing. While we believe the worst of the crisis is over, some uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil financial market stability.

On April 30, 2009, I wrote to you “...the market has shown some signs of cautious rebounding.” In fact, the stock market run has outstripped the expectations of all market prognosticators. From March 9, 2009, through October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 34%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings, inexpensive capital and an accommodating monetary policy may provide additional explanation for the current exuberance. These current events, however, do not appear quite so positive when examined more closely. Corporate earnings have largely been driven by (a) reductions in inventory achieved through reductions in capacity and (b) productivity gains accomplished by worker reductions and layoffs.

Our opinion is that amid the recent good news, there is cause for caution. First and foremost, cheap capital has led the markets straight back to risk-taking behavior. As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memories has the future direction of the economy and the financial markets been so unclear. Our reaction to this environment is to remain vigilant against anticipated and unanticipated risks, stay focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of an investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Annual Report 2009

The Nationwide Investor Destinations Aggressive Fund benchmark consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index.

The Nationwide Investor Destinations Moderately Aggressive Fund benchmark consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderate Fund benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderately Conservative Fund benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 20% Standard & Poor’s 500® (S&P 500) Index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Sales Charge and Fee Information

•	Nationwide Investor Destinations Aggressive Fund
•	Nationwide Investor Destinations Moderately Aggressive Fund
•	Nationwide Investor Destinations Moderate Fund
•	Nationwide Investor Destinations Moderately Conservative Fund
•	Nationwide Investor Destinations Conservative Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2009.

At the beginning of the annual reporting period, U.S. equity markets seemed to be entering one of the worst declines since the Great Depression. The recessionary environment was fueled by the recent failures of several prominent U.S. financial institutions. Further eroding confidence in the equity markets were the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market) and the implementation of government-sponsored bailout programs. This resulted in double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the first four months of the reporting period.

After hitting a low point on March 9, 2009, the stock market began a steady climb with the Standard & Poor’s 500® (S&P 500) Index and the Russell 2000® Index rising 55% and 66%, respectively, through the end of the reporting period. Leading the recovery were the economically sensitive sectors – consumer discretionary, energy and materials. Money market fund flows decreased and flows into equity mutual funds increased during the period as investors seemed to embrace a renewed appetite for risk. In the fixed-income markets, the lower-quality sectors also rallied during the reporting period. CCC-rated bonds, as measured by the Merrill Lynch U.S. High Yield Index, rose more than 73% during the reporting period, while U.S. Treasuries, as measured by the Merrill Lynch U.S. Treasury Master Index, rose only 6%.

Large-capitalization U.S. equities, as measured by the large-cap S&P 500 Index, rose 9.80% for the reporting period as markets rallied in the second half, reversing the downswings that occurred at the beginning of the period. Mid-cap U.S. equities, the best-performing segment, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, rose 18.18%, and small-cap U.S. equities, as measured by the Russell 2000 Index, increased 6.46%.

In general, international stocks outperformed U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained more than 27% for the reporting period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, increased more than 64% for the reporting period, with this positive return coming after the March 9 market low.

As mentioned above, returns were mixed for fixed-income investors. The broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) gained nearly 14%. As liquidity improved in the credit markets, spread sectors (i.e., non-Treasuries) outperformed Treasuries, which were the top performers during the prior annual reporting period. Investment-grade corporates, as measured by the Merrill Lynch U.S. Corporate A-Aaa Index were up slightly more than 26%, and mortgages securities, as measured by the Merrill Lynch Mortgage Master Index were up 12%.

4 Annual Report 2009

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) returned 14.98% versus 10.29% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 122 funds as of October 31, 2009) was 19.21% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations within the Fund of approximately 30% and 40%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 9.55%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way, returning 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with a return of 31.50%.

What areas of investment detracted from Fund performance?

The Nationwide Small Cap Index Fund returned 6.51% and the Nationwide Bond Index Fund returned 13.22% (with allocations to the Fund of approximately 10% and 5%, respectively) and provided the smallest relative contributions. The sectors represented within the Russell 2000® Index (small-capitalization stocks) posted mixed results; six of the 10 sectors posted positive returns, led by information technology with 29.32%. Most sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns; corporate bonds led with 27.58%.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Investor Destinations Funds, by combining underlying investments in up to seven distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

2009 Annual Report 5

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Aggressive Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	40%	9.55%

International Stocks	Nationwide International Index Fund	30%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	6.51%

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	13.22%

*	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	14.98%	1.94%	-0.09%
	w/SC3	8.34%	0.73%	-0.70%

Class B	w/o SC2	14.11%	1.20%	-0.79%
	w/SC4	9.11%	0.88%	-0.79%

Class C5	w/o SC2	14.15%	1.18%	-0.80%
	w/SC6	13.15%	1.18%	-0.80%

Class R2[7,8,9]		14.53%	1.67%	-0.49%

Institutional Class[7,10]		15.23%	2.27%	0.07%

Service Class[7]		14.91%	1.83%	-0.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.80%

Class B	1.50%

Class C	1.50%

Class R2[a]	1.13%

Institutional Class	0.50%

Service Class	0.91%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.
a	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Aggressive Fund Composite Index(c), and the Consumer Price Index (CPI) (d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	Nationwide Investor Destinations Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Aggressive Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a,b]	05/01/09 - 10/31/09[a,b]

Class A Shares	Actual		1,000.00	1,215.00	3.07	0.54
	Hypothetical	[c]	1,000.00	1,022.43	2.80	0.54

Class B Shares	Actual		1,000.00	1,211.00	6.80	1.21
	Hypothetical	[c]	1,000.00	1,019.06	6.21	1.21

Class C Shares	Actual		1,000.00	1,209.80	6.80	1.21
	Hypothetical	[c]	1,000.00	1,019.06	6.21	1.21

Class R2 Shares[d]	Actual		1,000.00	1,212.70	4.85	0.84
	Hypothetical	[c]	1,000.00	1,020.82	4.43	0.84

Institutional Class Shares	Actual		1,000.00	1,216.80	1.23	0.21
	Hypothetical	[c]	1,000.00	1,024.10	1.12	0.21

Service Class Shares	Actual		1,000.00	1,215.50	3.52	0.67
	Hypothetical	[c]	1,000.00	1,022.03	3.21	0.67

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

8 Annual Report 2009

Portfolio Summary	Nationwide Investor Destinations Aggressive Fund
October 31, 2009

Asset Allocation

Equity Funds	94.8%
Fixed Income Fund	5.3%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	40.4%
Nationwide International Index Fund, Institutional Class	30.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.7%
Nationwide Small Cap Index Fund, Institutional Class	9.5%
Nationwide Bond Index Fund, Institutional Class	5.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
October 31, 2009

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 94.8%
Nationwide International Index Fund, Institutional Class (a)	38,137,884	$262,007,263
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	11,694,601	127,705,046
Nationwide S&P 500 Index Fund, Institutional Class (a)	40,438,854	351,818,033
Nationwide Small Cap Index Fund, Institutional Class (a)	9,556,466	82,472,304

Total Equity Funds (cost $1,019,693,044)		824,002,646

Fixed Income Fund 5.3%
Nationwide Bond Index Fund, Institutional Class (a) (cost $44,810,104)	4,133,825	46,257,501

Total Mutual Funds (cost $1,064,503,148)		870,260,147

Total Investments (cost $1,064,503,148) (b) — 100.1%		870,260,147

Liabilities in excess of other assets — (0.1)%		(695,592)

NET ASSETS — 100.0%		$869,564,555

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Investor
Destinations
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,064,503,148)	$870,260,147
Receivable for investments sold	2,379,790
Receivable for capital shares issued	873,286
Prepaid expenses and other assets	11,877

Total Assets	873,525,100

Liabilities:
Payable for capital shares redeemed	3,266,630
Accrued expenses and other payables:
Investment advisory fees	99,602
Distribution fees	250,960
Administrative servicing fees	160,800
Accounting and transfer agent fees	47,758
Trustee fees	15,358
Custodian fees	8,293
Compliance program costs (Note 3)	5,960
Professional fees	67,422
Other	37,762

Total Liabilities	3,960,545

Net Assets	$869,564,555

Represented by:
Capital	$1,062,427,537
Accumulated net realized gains from investment transactions	1,380,019
Net unrealized appreciation/(depreciation) from investments in affiliates	(194,243,001)

Net Assets	$869,564,555

Net Assets:
Class A Shares	$39,797,434
Class B Shares	12,280,157
Class C Shares	70,213,439
Class R2 Shares (a)	64,237,573
Institutional Class Shares	42,570,681
Service Class Shares	640,465,271

Total	$869,564,555

Shares outstanding (unlimited number of shares authorized):
Class A Shares	5,451,795
Class B Shares	1,707,527
Class C Shares	9,788,535
Class R2 Shares (a)	8,907,801
Institutional Class Shares	5,781,315
Service Class Shares	87,539,222

Total	119,176,195

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.30
Class B Shares (b)	$7.19
Class C Shares (c)	$7.17
Class R2 Shares (a)	$7.21
Institutional Class Shares	$7.36
Service Class Shares	$7.32
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.75

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Investor
Destinations
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$18,390,292

Total Income	18,390,292

EXPENSES:
Investment advisory fees	954,984
Distribution fees Class A	90,745
Distribution fees Class B	112,055
Distribution fees Class C	633,958
Distribution fees Class R2 (a)	238,687
Distribution fees Service Class	1,366,029
Administrative servicing fees Class A	27,605
Administrative servicing fees Class R2 (a)	71,211
Administrative servicing fees Service Class	888,946
Registration and filing fees	85,739
Professional fees	154,125
Printing fees	61,975
Trustee fees	56,096
Custodian fees	40,788
Accounting and transfer agent fees	214,402
Compliance program costs (Note 3)	16,768
Other	51,299

Total expenses before earnings credit	5,065,412
Earnings credit (Note 4)	(3,552)

Net Expenses	5,061,860

NET INVESTMENT INCOME	13,328,432

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	27,331,190
Net realized losses from investment transactions with affiliates	(23,227,284)

Net realized gains from investment transactions with affiliated funds	4,103,906
Net change in unrealized appreciation/(depreciation) from investments in affiliates	95,388,606

Net realized/unrealized gains from affiliated and non-affiliated investments	99,492,512

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$112,820,944

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	Nationwide Investor
	Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$13,328,432	$16,946,159
Net realized gains from investment transactions	4,103,906	57,583,630
Net change in unrealized appreciation/(depreciation) from investments	95,388,606	(527,246,654)

Change in net assets resulting from operations	112,820,944	(452,716,865)

Distributions to Shareholders From:
Net investment income:
Class A	(729,907)	(1,562,467)
Class B	(155,545)	(292,187)
Class C	(868,158)	(1,675,049)
Class R2 (a)	(792,890)	(745,951)
Institutional Class	(656,082)	(871,085)
Service Class	(10,629,972)	(16,113,602)
Net realized gains:
Class A	(2,776,469)	(2,780,369)
Class B	(861,874)	(707,644)
Class C	(4,746,056)	(4,059,419)
Class R2 (a)	(2,841,497)	(1,076,571)
Institutional Class	(1,826,127)	(1,226,204)
Service Class	(38,778,254)	(27,644,364)

Change in net assets from shareholder distributions	(65,662,831)	(58,754,912)

Change in net assets from capital transactions	98,976,157	16,736,685

Change in net assets	146,134,270	(494,735,092)

Net Assets:
Beginning of year	723,430,285	1,218,165,377

End of year	$869,564,555	$723,430,285

Accumulated net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,554,931	$14,691,880
Dividends reinvested	2,412,676	2,941,567
Cost of shares redeemed	(13,892,501)	(32,654,807)

Total Class A	(2,924,894)	(15,021,360)

Class B Shares
Proceeds from shares issued	902,881	1,755,554
Dividends reinvested	656,608	646,969
Cost of shares redeemed	(1,910,523)	(3,171,393)

Total Class B	(351,034)	(768,870)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

	Nationwide Investor
	Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Class C Shares
Proceeds from shares issued	12,470,173	17,475,451
Dividends reinvested	1,829,530	1,687,986
Cost of shares redeemed	(16,515,802)	(24,918,281)

Total Class C	(2,216,099)	(5,754,844)

Class R2 Shares (a)
Proceeds from shares issued	23,802,629	31,843,428
Dividends reinvested	3,304,761	1,534,572
Cost of shares redeemed	(4,363,354)	(5,758,580)

Total Class R2	22,744,036	27,619,420

Institutional Class Shares
Proceeds from shares issued	15,317,902	14,720,387
Dividends reinvested	2,482,209	2,097,279
Cost of shares redeemed	(3,360,067)	(9,037,065)

Total Institutional Class	14,440,044	7,780,601

Service Class Shares
Proceeds from shares issued	88,594,654	98,466,004
Dividends reinvested	49,407,322	43,744,423
Cost of shares redeemed	(70,717,872)	(139,328,689)

Total Service Class	67,284,104	2,881,738

Change in net assets from capital transactions:	$98,976,157	$16,736,685

SHARE TRANSACTIONS:
Class A Shares
Issued	1,367,928	1,480,463
Reinvested	401,814	274,406
Redeemed	(2,299,399)	(3,287,261)

Total Class A Shares	(529,657)	(1,532,392)

Class B Shares
Issued	145,246	172,759
Reinvested	111,166	60,654
Redeemed	(305,449)	(332,772)

Total Class B Shares	(49,037)	(99,359)

Class C Shares
Issued	2,049,280	1,748,711
Reinvested	310,740	158,812
Redeemed	(2,642,752)	(2,628,088)

Total Class C Shares	(282,732)	(720,565)

Class R2 Shares (a)
Issued	3,809,648	3,212,498
Reinvested	556,082	146,606
Redeemed	(676,410)	(598,867)

Total Class R2 Shares	3,689,320	2,760,237

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor
	Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	2,311,448	1,420,005
Reinvested	407,977	195,846
Redeemed	(520,330)	(903,945)

Total Institutional Class Shares	2,199,095	711,906

Service Class Shares
Issued	14,060,517	9,923,310
Reinvested	8,213,605	4,084,791
Redeemed	(11,178,877)	(13,708,879)

Total Service Class Shares	11,095,245	299,222

Total change in shares:	16,122,234	1,419,049

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%	$39,797,434	0.55%	1.99%	0.55%		11.99%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%)	$41,992,722	0.48%	1.88%	0.48%		16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%	$90,083,962	0.45%	1.67%	0.45%		3.92%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%	$61,216,843	0.45%	1.27%	0.46%		4.80%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	–	(0.19)	$9.48	12.36%	$38,583,404	0.49%	1.87%	0	.49%(g)	6.51%

Class B Shares
Year Ended October 31, 2009 (f)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%	$12,280,157	1.22%	1.32%	1.22%		11.99%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%)	$12,167,277	1.20%	1.13%	1.21%		16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%	$21,966,705	1.19%	0.95%	1.19%		3.92%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%	$16,889,601	1.19%	0.64%	1.19%		4.80%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	–	(0.12)	$9.38	11.46%	$11,760,611	1.21%	1.18%	1	.21%(g)	6.51%

Class C Shares
Year Ended October 31, 2009 (f)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%	$70,213,439	1.22%	1.36%	1.22%		11.99%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%)	$69,599,437	1.20%	1.13%	1.21%		16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%	$127,449,809	1.19%	0.95%	1.19%		3.92%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%	$93,557,002	1.19%	0.65%	1.19%		4.80%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	–	(0.13)	$9.37	11.49%	$71,231,493	1.21%	1.16%	1	.21%(g)	6.51%

Class R2 Shares(h)
Year Ended October 31, 2009 (f)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%	$64,237,573	0.87%	1.56%	0.87%		11.99%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%)	$36,259,161	0.83%	1.47%	0.83%		16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%	$29,198,877	0.77%	1.19%	0.77%		3.92%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%	$2,083,122	0.79%	0.88%	0.80%		4.80%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	–	(0.18)	$9.42	12.19%	$215,578	0.63%	1.47%	0	.63%(g)	6.51%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%	$42,570,681	0.22%	2.17%	0.22%		11.99%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%)	$25,347,433	0.20%	2.09%	0.20%		16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%	$34,670,326	0.19%	1.80%	0.19%		3.92%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%	$1,439,446	0.18%	1.74%	0.19%		4.80%
Period Ended October 31, 2005(i)	$9.31	0.09	0.25	0.34	(0.12)	–	(0.12)	$9.53	3.66%	$1,036	0.24%	1.39%	0	.24%(g)	6.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Investor Destinations Aggressive Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Service Class Shares
Year Ended October 31, 2009 (f)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%	$640,465,271	0.63%	1.87%	0.63%		11.99%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%)	$538,064,255	0.60%	1.74%	0.60%		16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%	$914,795,698	0.59%	1.55%	0.59%		3.92%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%	$676,249,456	0.59%	1.16%	0.60%		4.80%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	–	(0.18)	$9.50	12.18%	$439,966,300	0.62%	1.78%	0	.62%(g)	6.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 15.29% versus 10.79% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 651 funds as of October 31, 2009) was 15.96%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations in the Fund of approximately 25% and 35%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 9.55%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with 31.50%.

What areas of investment detracted from Fund performance?

The Nationwide Enhanced Income Fund returned 3.80% and the Nationwide Contract returned 3.76% (with allocations to the Fund of approximately 2.5% each) and provided the smallest relative contributions. Within the short-term bond category, allocations to mortgage-backed securities, asset-backed securities and government Agency debt were significant sources of positive relative performance as each sector had significant excess returns versus U.S. Treasuries.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments. We believe our Nationwide Investor Destinations Funds by combining underlying investments in up to seven distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

2009 Annual Report 19

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderately Aggressive Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%	9.55%

International Stocks	Nationwide International Index Fund	25%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	17.77%

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	13.22%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	6.51%

Short-Term Bonds	Nationwide Enhanced Income Fund	2.5%	3.80%

Short-Term Bonds	Nationwide Fixed Contract	2.5%	3.86%

*	Fund target allocations are as of October 31, 2009.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

20 Annual Report 2009

Fund Performance     Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	15.29%	2.56%	0.95%
	w/SC3	8.65%	1.34%	0.33%

Class B	w/o SC2	14.57%	1.84%	0.23%
	w/SC4	9.57%	1.51%	0.23%

Class C5	w/o SC2	14.58%	1.84%	0.25%
	w/SC6	13.58%	1.84%	0.25%

Class R2[7,8,9]		14.89%	2.30%	0.53%

Institutional Class[7,10]		15.63%	2.86%	1.08%

Service Class[7]		15.22%	2.46%	0.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.78%

Class B	1.50%

Class C	1.50%

Class R2[a]	1.14%

Institutional Class	0.50%

Service Class	0.91%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.
[a]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderately Aggressive Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 21

Shareholder	Nationwide Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderately Aggressive Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a,b]	05/01/09 - 10/31/09[a,b]

Class A Shares	Actual		1,000.00	1,188.20	2.81	0.51
	Hypothetical	[c]	1,000.00	1,022.63	2.60	0.51

Class B Shares	Actual		1,000.00	1,184.40	6.66	1.20
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.20

Class C Shares	Actual		1,000.00	1,184.40	6.66	1.20
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.20

Class R2 Shares[d]	Actual		1,000.00	1,186.50	4.79	0.87
	Hypothetical	[c]	1,000.00	1,020.82	4.43	0.87

Institutional Class Shares	Actual		1,000.00	1,190.00	1.16	0.21
	Hypothetical	[c]	1,000.00	1,024.15	1.07	0.21

Service Class Shares	Actual		1,000.00	1,187.60	3.47	0.67
	Hypothetical	[c]	1,000.00	1,022.03	3.21	0.67

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

22 Annual Report 2009

Portfolio Summary	Nationwide Investor Destinations Moderately Aggressive Fund
October 31, 2009

Asset Allocation

Equity Funds	79.1%
Fixed Income Funds	18.9%
Fixed Contract	2.1%
Money Market Fund ‡	0.0%
Liabilities in excess of other assets	(0.1%)

100.0%

‡	Rounds to less than 0.1%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	35.0%
Nationwide International Index Fund, Institutional Class	24.8%
Nationwide Bond Index Fund, Institutional Class	15.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.6%
Nationwide Small Cap Index Fund, Institutional Class	4.7%
Nationwide Enhanced Income Fund, Institutional Class	3.1%
Nationwide Fixed Contract	2.1%
Nationwide Money Market Fund, Institutional Class ‡	0.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 23

Statement of Investments
October 31, 2009

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.0%

	Shares	Market Value

Equity Funds 79.1%
Nationwide International Index Fund, Institutional Class (a)	52,960,743	$363,840,305
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	19,507,393	213,020,735
Nationwide S&P 500 Index Fund, Institutional Class (a)	59,017,776	513,454,653
Nationwide Small Cap Index Fund, Institutional Class (a)	7,972,615	68,803,666

Total Equity Funds (cost $1,402,932,076)		1,159,119,359

Fixed Income Funds 18.9%
Nationwide Bond Index Fund, Institutional Class (a)	20,604,462	230,563,934
Nationwide Enhanced Income Fund, Institutional Class (a)	5,010,988	45,900,649

Total Fixed Income Funds (cost $268,770,463)		276,464,583

Money Market Fund 0.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)(c) (cost $–)	0	0

Total Mutual Funds (cost $1,671,702,539)		1,435,583,942

Fixed Contract 2.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (a)(d)	$30,100,081	30,100,081

Total Fixed Contract (cost $30,100,081)		30,100,081

Total Investments (cost $1,701,802,620) (e) — 100.1%		1,465,684,023

Liabilities in excess of other assets — (0.1)%		(1,275,983)

NET ASSETS — 100.0%		$1,464,408,040

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	Amount rounds to less than 1 share and $1.

(d)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Investor Destinations Moderately
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,701,802,620)	$1,465,684,023
Cash	60,469
Receivable for investments sold	1,148,903
Receivable for capital shares issued	840,077
Prepaid expenses and other assets	11,144

Total Assets	1,467,744,616

Liabilities:
Payable for capital shares redeemed	2,187,164
Accrued expenses and other payables:
Investment advisory fees	165,983
Distribution fees	432,963
Administrative servicing fees	261,502
Accounting and transfer agent fees	70,728
Trustee fees	25,588
Custodian fees	13,652
Compliance program costs (Note 3)	9,928
Professional fees	112,309
Other	56,759

Total Liabilities	3,336,576

Net Assets	$1,464,408,040

Represented by:
Capital	$1,700,729,688
Accumulated net realized losses from investment transactions	(203,051)
Net unrealized appreciation/(depreciation) from investments	(236,118,597)

Net Assets	$1,464,408,040

Net Assets:
Class A Shares	$76,075,551
Class B Shares	24,958,525
Class C Shares	131,214,546
Class R2 Shares (a)	134,283,065
Institutional Class Shares	85,728,623
Service Class Shares	1,012,147,730

Total	$1,464,408,040

Shares outstanding (unlimited number of shares authorized):
Class A Shares	9,517,893
Class B Shares	3,176,530
Class C Shares	16,695,685
Class R2 Shares (a)	17,093,027
Institutional Class Shares	10,733,051
Service Class Shares	126,862,667

Total	184,078,853

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 25

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations Moderately
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.99
Class B Shares (b)	$7.86
Class C Shares (c)	$7.86
Class R2 Shares (a)	$7.86
Institutional Class Shares	$7.99
Service Class Shares	$7.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Investor Destinations Moderately
Aggressive Fund

INVESTMENT INCOME:
Interest income from affiliates	$1,025,747
Dividend income from affiliates	33,113,928

Total Income	34,139,675

EXPENSES:
Investment advisory fees	1,630,672
Distribution fees Class A	169,473
Distribution fees Class B	234,601
Distribution fees Class C	1,212,383
Distribution fees Class R2 (a)	515,884
Distribution fees Service Class	2,195,467
Administrative servicing fees Class A	30,008
Administrative servicing fees Class R2 (a)	160,212
Administrative servicing fees Service Class	1,449,793
Registration and filing fees	93,282
Professional fees	262,000
Printing fees	93,548
Trustee fees	95,765
Custodian fees	63,757
Accounting and transfer agent fees	317,393
Compliance program costs (Note 3)	27,849
Other	85,974

Total expenses before earnings credit	8,638,061
Earnings credit (Note 4)	(5,148)

Net Expenses	8,632,913

NET INVESTMENT INCOME	25,506,762

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	38,630,770
Net realized gains from investment transactions with affiliates	(35,228,394)

Net realized gains from investment transactions with affiliated funds	3,402,376
Net change in unrealized appreciation/(depreciation) from investments	160,665,518

Net realized/unrealized gains from investments	164,067,894

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$189,574,656

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 27

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$25,506,762	$32,490,811
Net realized gains from investment transactions	3,402,376	95,483,792
Net change in unrealized appreciation/(depreciation) from investments	160,665,518	(739,797,320)

Change in net assets resulting from operations	189,574,656	(611,822,717)

Distributions to Shareholders From:
Net investment income:
Class A	(1,527,971)	(2,331,952)
Class B	(370,798)	(675,565)
Class C	(1,911,121)	(3,462,127)
Class R2 (a)	(1,952,895)	(1,768,068)
Institutional Class	(1,482,266)	(1,874,682)
Service Class	(18,877,506)	(27,200,516)
Net realized gains:
Class A	(5,117,352)	(2,564,384)
Class B	(1,878,323)	(1,054,241)
Class C	(9,553,996)	(5,436,823)
Class R2 (a)	(6,600,125)	(1,624,440)
Institutional Class	(3,933,422)	(1,748,195)
Service Class	(64,503,068)	(31,244,256)

Change in net assets from shareholder distributions	(117,708,843)	(80,985,249)

Change in net assets from capital transactions	165,176,859	22,152,655

Change in net assets	237,042,672	(670,655,311)

Net Assets:
Beginning of year	1,227,365,368	1,898,020,679

End of year	$1,464,408,040	$1,227,365,368

Accumulated undistributed net investment income at end of year	$–	$591,218

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,311,147	$18,073,799
Dividends reinvested	3,868,733	2,865,325
Cost of shares redeemed	(19,735,016)	(26,821,733)

Total Class A	6,444,864	(5,882,609)

Class B Shares
Proceeds from shares issued	1,347,714	2,380,286
Dividends reinvested	1,569,358	1,180,772
Cost of shares redeemed	(4,826,391)	(6,110,838)

Total Class B	(1,909,319)	(2,549,780)

Class C Shares
Proceeds from shares issued	23,410,766	25,560,789
Dividends reinvested	3,342,025	2,325,384
Cost of shares redeemed	(31,904,497)	(45,407,616)

Total Class C	(5,151,706)	(17,521,443)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Class R2 Shares (a)
Proceeds from shares issued	40,599,268	66,531,114
Dividends reinvested	8,143,620	3,135,494
Cost of shares redeemed	(6,666,994)	(7,171,591)

Total Class R2	42,075,894	62,495,017

Institutional Class Shares
Proceeds from shares issued	28,217,584	21,256,138
Dividends reinvested	5,415,689	3,622,871
Cost of shares redeemed	(5,863,691)	(8,679,307)

Total Institutional Class	27,769,582	16,199,702

Service Class Shares
Proceeds from shares issued	117,176,153	126,570,824
Dividends reinvested	83,380,449	58,444,538
Cost of shares redeemed	(104,609,058)	(215,603,594)

Total Service Class	95,947,544	(30,588,232)

Change in net assets from capital transactions:	$165,176,859	$22,152,655

SHARE TRANSACTIONS:
Class A Shares
Issued	3,171,825	1,753,054
Reinvested	575,001	263,859
Redeemed	(2,823,311)	(2,646,374)

Total Class A Shares	923,515	(629,461)

Class B Shares
Issued	200,737	232,408
Reinvested	237,943	109,284
Redeemed	(714,622)	(630,768)

Total Class B Shares	(275,942)	(289,076)

Class C Shares
Issued	3,403,931	2,463,899
Reinvested	506,507	215,282
Redeemed	(4,649,872)	(4,624,457)

Total Class C Shares	(739,434)	(1,945,276)

Class R2 Shares (a)
Issued	5,887,190	6,518,747
Reinvested	1,230,394	296,008
Redeemed	(945,727)	(729,728)

Total Class R2 Shares	6,171,857	6,085,027

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	3,861,212	2,016,911
Reinvested	803,319	335,351
Redeemed	(854,120)	(881,390)

Total Institutional Class Shares	3,810,411	1,470,872

Service Class Shares
Issued	16,661,947	12,221,881
Reinvested	12,420,424	5,385,691
Redeemed	(15,109,265)	(20,391,321)

Total Service Class Shares	13,973,106	(2,783,749)

Total change in shares:	23,863,513	1,908,337

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%	$76,075,551	0.51%	2.24%	0.51%		15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%)	$66,098,117	0.46%	2.21%	0.46%		23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%	$110,994,304	0.44%	2.09%	0.44%		2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%	$83,365,165	0.46%	1.65%	0.47%		6.67%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	–	(0.21)	$9.84	10.47%	$57,072,820	0.49%	2.10%	0	.49%(g)	5.51%

Class B Shares
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%	$24,958,525	1.21%	1.55%	1.21%		15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$26,143,633	1.20%	1.47%	1.20%		23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$44,365,796	1.18%	1.37%	1.18%		2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%	$39,398,958	1.19%	1.03%	1.20%		6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$30,176,729	1.21%	1.40%	1	.21%(g)	5.51%

Class C Shares
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%	$131,214,546	1.21%	1.55%	1.21%		15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$132,062,033	1.20%	1.47%	1.20%		23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$229,820,512	1.18%	1.37%	1.18%		2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%	$192,829,644	1.19%	1.03%	1.20%		6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$155,315,482	1.21%	1.39%	1	.21%(g)	5.51%

Class R2 Shares (h)
Year Ended October 31, 2009 (f)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%	$134,283,065	0.87%	1.81%	0.87%		15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%)	$82,732,049	0.84%	1.81%	0.84%		23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%	$57,399,585	0.79%	1.69%	0.79%		2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%	$2,847,424	0.80%	1.73%	0.80%		6.67%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	–	(0.20)	$9.75	10.49%	$253,440	0.61%	1.92%	0	.61%(g)	5.51%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%	$85,728,623	0.21%	2.42%	0.21%		15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%)	$53,214,335	0.20%	2.44%	0.20%		23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%	$65,583,607	0.19%	2.22%	0.19%		2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%	$3,863,570	0.19%	2.07%	0.20%		6.67%
Period Ended October 31, 2005 (i)	$9.67	0.12	0.20	0.32	(0.14)	–	(0.14)	$9.85	3.37%	$1,033	0.24%	1.73%	0	.24%(g)	5.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Service Class Shares
Year Ended October 31, 2009 (f)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%	$1,012,147,730	0.63%	2.10%	0.63%		15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%)	$867,115,201	0.60%	2.07%	0.60%		23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%	$1,389,856,875	0.58%	1.97%	0.58%		2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%	$1,077,126,226	0.59%	1.54%	0.60%		6.67%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	–	(0.20)	$9.83	10.48%	$736,304,452	0.61%	1.98%	0	.61%(g)	5.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2009

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) returned 13.54% versus 10.57% for its composite benchmark, 60% Standard & Poor’s® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 503 funds as of October 31, 2009) was 15.81% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations within the Fund of approximately 15% and 30%, respectively) provided the most positive relative returns, gaining 24.93% and 9.55%, respectively, during the reporting period for the Fund. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with 31.50%.

What areas of investment detracted from Fund performance?

The Nationwide Money Market Fund returned only 0.21% (with an allocation to the Fund of approximately 5%) and provided the smallest relative contribution. Yields on money funds continued to be pressured by the low-interest-rate environment on high quality, ultra short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Investor Destinations Funds, by combining underlying investments in up to seven distinct asset classes that behave differently under most market conditions are well positioned to deliver strong risk-adjusted returns over the long-term.

2009 Annual Report 33

The table below lists the target allocations for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderate Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	9.55%

Intermediate Term Bonds	Nationwide Bond Index Fund	25%	13.22%

International Stocks	Nationwide International Index Fund	15%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Funds	10%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	6.51%

Short-Term Bonds	Nationwide Enhanced Income Fund	5%	3.80%

Short-Term Bonds	Nationwide Fixed Contract	5%	3.86%

Money Market Investments	Nationwide Money Market Fund	5%	0.21%

*	Fund target allocations are as of October 31, 2009.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

34 Annual Report 2009

Fund Performance     Nationwide Investor Destinations Moderate Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	13.54%	2.90%	1.94%
	w/SC3	6.96%	1.68%	1.31%

Class B	w/o SC2	12.66%	2.12%	1.20%
	w/SC4	7.66%	1.79%	1.20%

Class C5	w/o SC2	12.72%	2.13%	1.19%
	w/SC6	11.72%	2.13%	1.19%

Class R2[7,8,9]		13.11%	2.58%	1.49%

Institutional Class[7,10]		13.87%	3.19%	2.07%

Service Class[7]		13.40%	2.75%	1.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.
Expense Ratios

Expense
Ratio*

Class A	0.77%

Class B	1.49%

Class C	1.49%

Class R2[a]	1.14%

Institutional Class	0.49%

Service Class	0.90%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.
[a]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderate Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite is a combination of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month T-Bill Index (15%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 35

Shareholder	Nationwide Investor Destinations Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Destinations Moderate Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a,b]	05/01/09 - 10/31/09[a,b]

Class A Shares	Actual		1,000.00	1,145.90	2.70	0.52
	Hypothetical	[c]	1,000.00	1,022.68	2.55	0.52

Class B Shares	Actual		1,000.00	1,141.70	6.53	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21

Class C Shares	Actual		1,000.00	1,142.40	6.53	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21

Class R2 Shares[d]	Actual		1,000.00	1,143.80	4.70	0.84
	Hypothetical	[c]	1,000.00	1,020.82	4.43	0.84

Institutional Class Shares	Actual		1,000.00	1,147.60	1.14	0.21
	Hypothetical	[c]	1,000.00	1,024.15	1.07	0.21

Service Class Shares	Actual		1,000.00	1,145.20	3.41	0.68
	Hypothetical	[c]	1,000.00	1,022.03	3.21	0.68

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

36 Annual Report 2009

Portfolio Summary	Nationwide Investor Destinations Moderate Fund
October 31, 2009

Asset Allocation

Equity Funds	58.7%
Fixed Income Funds	32.2%
Fixed Contract	6.1%
Money Market Fund	3.1%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	29.7%
Nationwide Bond Index Fund, Institutional Class	26.0%
Nationwide International Index Fund, Institutional Class	14.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.6%
Nationwide Enhanced Income Fund, Institutional Class	6.2%
Nationwide Fixed Contract	6.1%
Nationwide Small Cap Index Fund, Institutional Class	4.6%
Nationwide Money Market Fund, Institutional Class	3.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 37

Statement of Investments
October 31, 2009

Nationwide Investor Destinations Moderate Fund

Mutual Funds 94.0%

	Shares	Market Value

Equity Funds 58.7%
Nationwide International Index Fund, Institutional Class (a)	26,996,624	$185,466,810
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	11,094,064	121,147,180
Nationwide S&P 500 Index Fund, Institutional Class (a)	43,158,980	375,483,125
Nationwide Small Cap Index Fund, Institutional Class (a)	6,803,293	58,712,422

Total Equity Funds (cost $872,943,677)		740,809,537

Fixed Income Funds 32.2%
Nationwide Bond Index Fund, Institutional Class (a)	29,343,926	328,358,533
Nationwide Enhanced Income Fund, Institutional Class (a)	8,545,046	78,272,620

Total Fixed Income Funds (cost $395,449,672)		406,631,153

Money Market Fund 3.1%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $38,747,491)	38,747,491	38,747,491

Total Mutual Funds (cost $1,307,140,840)		1,186,188,181

Fixed Contract 6.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (a)(c)	$77,475,726	77,475,726

Total Fixed Contract (cost $77,475,726)		77,475,726

Total Investments (cost $1,384,616,566) (d) — 100.1%		1,263,663,907

Liabilities in excess of other assets — (0.1)%		(752,134)

NET ASSETS — 100.0%		$1,262,911,773

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Investor Destinations Moderate Fund

Assets:
Investments in affiliates, at value (cost $1,384,616,566)	$1,263,663,907
Cash	176,556
Receivable for investments sold	1,589,003
Receivable for capital shares issued	957,929
Prepaid expenses and other assets	19,250

Total Assets	1,266,406,645

Liabilities:
Payable for capital shares redeemed	2,508,293
Accrued expenses and other payables:
Investment advisory fees	141,916
Distribution fees	385,366
Administrative servicing fees	207,355
Accounting and transfer agent fees	66,964
Trustee fees	15,574
Custodian fees	11,651
Compliance program costs (Note 3)	8,493
Professional fees	102,396
Other	46,864

Total Liabilities	3,494,872

Net Assets	$1,262,911,773

Represented by:
Capital	$1,404,014,862
Accumulated undistributed net investment income	785,471
Accumulated net realized losses from investment transactions	(20,935,901)
Net unrealized appreciation/(depreciation) from investments in affiliates	(120,952,659)

Net Assets	$1,262,911,773

Net Assets:
Class A Shares	$73,380,653
Class B Shares	22,546,617
Class C Shares	139,055,974
Class R2 Shares (a)	123,534,769
Institutional Class Shares	90,723,665
Service Class Shares	813,670,095

Total	$1,262,911,773

Shares outstanding (unlimited number of shares authorized):
Class A Shares	8,765,987
Class B Shares	2,711,797
Class C Shares	16,788,928
Class R2 Shares (a)	14,987,155
Institutional Class Shares	10,841,526
Service Class Shares	97,305,766

Total	151,401,159

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 39

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations Moderate Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.37
Class B Shares (b)	$8.31
Class C Shares (c)	$8.28
Class R2 Shares (a)	$8.24
Institutional Class Shares	$8.37
Service Class Shares	$8.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.88

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Investor Destinations Moderate Fund

INVESTMENT INCOME:
Interest income from affiliates	$87,280
Dividend income from affiliates	31,741,435

Total Income	31,828,715

EXPENSES:
Investment advisory fees	1,442,804
Distribution fees Class A	160,012
Distribution fees Class B	223,200
Distribution fees Class C	1,294,744
Distribution fees Class R2 (a)	475,775
Distribution fees Service Class	1,818,335
Administrative servicing fees Class A	24,810
Administrative servicing fees Class R2 (a)	151,783
Administrative servicing fees Service Class	1,198,759
Registration and filing fees	86,603
Professional fees	236,596
Printing fees	77,256
Trustee fees	78,152
Custodian fees	55,217
Accounting and transfer agent fees	300,701
Compliance program costs (Note 3)	24,349
Other	74,901

Total expenses before earnings credit	7,723,997
Earnings credit (Note 4)	(3,478)

Net Expenses	7,720,519

NET INVESTMENT INCOME	24,108,196

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	20,381,843
Net realized losses from investment transactions with affiliates	(37,120,337)

Net realized losses from investment transactions with affiliated funds	(16,738,494)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	137,797,114

Net realized/unrealized gains from affiliated investments	121,058,620

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$145,166,816

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 41

Statements of Changes in Net Assets

	Nationwide Investor
	Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$24,108,196	$31,633,799
Net realized gains (losses) from investment transactions	(16,738,494)	95,372,446
Net change in unrealized appreciation/(depreciation) from investments	137,797,114	(505,577,722)

Change in net assets resulting from operations	145,166,816	(378,571,477)

Distributions to Shareholders From:
Net investment income:
Class A	(1,552,381)	(2,430,240)
Class B	(384,280)	(667,805)
Class C	(2,212,497)	(3,710,811)
Class R2 (a)	(2,247,522)	(1,869,423)
Institutional Class	(1,903,311)	(2,621,457)
Service Class	(16,533,590)	(23,920,035)
Net realized gains:
Class A	(5,646,662)	(2,160,229)
Class B	(2,071,873)	(919,537)
Class C	(11,252,124)	(5,113,446)
Class R2 (a)	(6,907,953)	(1,492,012)
Institutional Class	(5,702,093)	(2,046,104)
Service Class	(61,743,121)	(23,366,415)

Change in net assets from shareholder distributions	(118,157,407)	(70,317,514)

Change in net assets from capital transactions	148,452,845	311,248,570

Change in net assets	175,462,254	(760,137,561)

Net Assets:
Beginning of year	1,087,449,519	1,847,587,080

End of year	$1,262,911,773	$1,087,449,519

Accumulated undistributed net investment income at end of year	$785,471	$1,510,848

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,420,404	$21,028,709
Dividends reinvested	4,540,137	2,847,298
Cost of shares redeemed	(17,215,405)	(21,914,515)

Total Class A	7,745,136	1,961,492

Class B Shares
Proceeds from shares issued	1,407,617	2,264,500
Dividends reinvested	1,340,998	841,398
Cost of shares redeemed	(5,000,954)	(6,236,670)

Total Class B	(2,252,339)	(3,130,772)

Class C Shares
Proceeds from shares issued	31,711,577	26,891,187
Dividends reinvested	3,964,429	2,139,413
Cost of shares redeemed	(35,473,487)	(46,384,378)

Total Class C	202,519	(17,353,778)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2009

	Nationwide Investor
	Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$44,742,885	$56,759,821
Dividends reinvested	8,319,991	2,849,602
Cost of shares redeemed	(9,320,702)	(13,214,979)

Total Class R2	43,742,174	46,394,444

Institutional Class Shares
Proceeds from shares issued	22,607,565	21,079,808
Dividends reinvested	7,605,387	4,667,546
Cost of shares redeemed	(7,769,280)	(14,834,827)

Total Institutional Class	22,443,672	10,912,527

Service Class Shares
Proceeds from shares issued	96,750,696	119,090,449
Dividends reinvested	78,276,531	47,286,361
Cost of shares redeemed	(98,455,544)	(516,409,293)

Total Service Class	76,571,683	(350,032,483)

Change in net assets from capital transactions:	$148,452,845	$(311,248,570)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,630,212	2,024,167
Reinvested	620,235	266,624
Redeemed	(2,298,045)	(2,153,091)

Total Class A Shares	952,402	137,700

Class B Shares
Issued	192,443	218,557
Reinvested	184,875	78,724
Redeemed	(671,242)	(621,389)

Total Class B Shares	(293,924)	(324,108)

Class C Shares
Issued	4,279,468	2,602,605
Reinvested	547,578	200,997
Redeemed	(4,708,032)	(4,613,819)

Total Class C Shares	119,014	(1,810,217)

Class R2 Shares (a)
Issued	5,943,406	5,504,333
Reinvested	1,153,201	270,963
Redeemed	(1,238,161)	(1,317,194)

Total Class R2 Shares	5,858,446	4,458,102

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor
	Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	2,912,298	1,999,547
Reinvested	1,038,161	437,901
Redeemed	(1,044,865)	(1,462,547)

Total Institutional Class Shares	2,905,594	974,901

Service Class Shares
Issued	12,690,037	11,447,823
Reinvested	10,712,040	4,430,273
Redeemed	(13,091,250)	(46,950,349)

Total Service Class Shares	10,310,827	(31,072,253)

Total change in shares:	19,852,359	(27,635,875)

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio	Ratio of
			and									of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%	$73,380,653	0.50%	2.38%	0.50%		20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%)	$64,773,015	0.46%	2.56%	0.46%		21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%	$89,397,222	0.44%	2.59%	0.44%		2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%	$68,921,688	0.46%	2.16%	0.46%		8.40%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%	$57,505,312	0.48%	2.35%	0	.48%(g)	5.91%

Class B Shares
Year Ended October 31, 2009 (f)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%	$22,546,617	1.21%	1.69%	1.21%		20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%)	$24,758,716	1.21%	1.82%	1.21%		21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%	$38,474,634	1.18%	1.85%	1.18%		2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%	$35,436,566	1.18%	1.51%	1.19%		8.40%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%	$28,906,723	1.20%	1.66%	1	.20%(g)	5.91%

Class C Shares
Year Ended October 31, 2009 (f)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%	$139,055,974	1.21%	1.68%	1.21%		20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%)	$136,846,923	1.21%	1.82%	1.21%		21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%	$212,829,000	1.18%	1.86%	1.18%		2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%	$184,788,048	1.18%	1.51%	1.19%		8.40%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%	$150,491,449	1.20%	1.66%	1	.20%(g)	5.91%

Class R2 Shares(h)
Year Ended October 31, 2009 (f)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%	$123,534,769	0.87%	1.94%	0.87%		20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%)	$74,954,889	0.84%	2.16%	0.84%		21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%	$53,929,660	0.76%	2.21%	0.76%		2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%	$4,025,758	0.79%	1.88%	0.79%		8.40%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%	$198,589	0.61%	2.09%	0	.61%(g)	5.91%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 45

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio	Ratio of
			and									of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income to	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Institutional Class Shares
Year Ended October 31, 2009 (f)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%	$90,723,665	0.21%	2.61%	0.21%		20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%)	$65,760,859	0.20%	2.81%	0.21%		21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%	$81,099,547	0.19%	2.78%	0.19%		2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%	$3,119,086	0.21%	2.55%	0.21%		8.40%
Period Ended October 31, 2005 (h)	$10.02	0.18	0.09	0.27	(0.17)	–(g)	(0.17)	$10.12	2.71%	$1,027	0.23%	2.45%	0	.23%(g)	5.91%

Service Class Shares
Year Ended October 31, 2009 (f)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%	$813,670,095	0.63%	2.24%	0.63%		20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%)	$720,355,117	0.59%	2.42%	0.60%		21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%	$1,371,857,017	0.58%	2.45%	0.58%		2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%	$1,152,756,459	0.58%	2.05%	0.59%		8.40%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%	$934,203,210	0.60%	2.24%	0	.60%(g)	5.91%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2009

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 12.46% versus 9.94% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 503 funds as of October 31, 2009) was 15.81% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the Nationwide International Index Fund (underlying funds with allocations within the Fund of approximately 35% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 13.22% and 24.93%, respectively, during the reporting period. Most sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns; corporate bonds led with 27.58%. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%.

What areas detracted from Fund performance?

The Nationwide Money Market Fund returned only 0.21% (with an allocation to the Fund of approximately 10%) and provided the smallest relative contribution. Yields on money funds continued to be pressured by the low-interest-rate environment on high quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments. We believe our Nationwide Investor Destinations Funds, by combining underlying investments in up to seven distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

2009 Annual Report 47

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009 and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderately Conservative Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	35%	13.22%

Large-Cap Stocks	Nationwide S&P 500 Index	20%	9.55%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	17.77%

International Stocks	Nationwide International Index Fund	10%	24.93%

Money Market Investments	Nationwide Money Market Fund	10%	0.21%

Short-Term Bonds	Nationwide Enhanced Income	7.5%	3.80%

Short-Term Bonds	Nationwide Fixed Contract	7.5%	3.86%

*	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

48 Annual Report 2009

Fund Performance          Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	12.46%	3.38%	2.84%
	w/SC3	5.96%	2.16%	2.21%

Class B	w/o SC2	11.68%	2.65%	2.16%
	w/SC4	6.68%	2.31%	2.16%

Class C5	w/o SC2	11.64%	2.64%	2.15%
	w/SC6	10.64%	2.64%	2.15%

Class R2[7,8,9]		12.09%	3.13%	2.47%

Institutional Class [7,10]		12.83%	3.71%	3.01%

Service Class[7]		12.32%	3.27%	2.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.79%

Class B	1.50%

Class C	1.50%

Class R2[a]	1.16%

Institutional Class	0.50%

Service Class	0.90%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.
[a]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderately Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite is a combination of the S&P 500 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (25%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 49

Shareholder	Nationwide Investor Destinations Moderately Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderately Conservative Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a,b]	05/01/09 - 10/31/09[a,b]

Class A Shares	Actual		1,000.00	1,108.50	2.76	0.59
	Hypothetical	[c]	1,000.00	1,022.58	2.65	0.59

Class B Shares	Actual		1,000.00	1,105.00	6.47	1.22
	Hypothetical	[c]	1,000.00	1,019.06	6.21	1.22

Class C Shares	Actual		1,000.00	1,104.30	6.47	1.22
	Hypothetical	[c]	1,000.00	1,019.06	6.21	1.22

Class R2 Shares[d]	Actual		1,000.00	1,106.90	4.73	0.88
	Hypothetical	[c]	1,000.00	1,020.72	4.53	0.88

Service Class Shares	Actual		1,000.00	1,108.70	3.40	0.68
	Hypothetical	[c]	1,000.00	1,021.98	3.26	0.68

Institutional Class Shares	Actual		1,000.00	1,110.80	1.17	0.22
	Hypothetical	[c]	1,000.00	1,024.10	1.12	0.22

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

50 Annual Report 2009

Portfolio Summary	Nationwide Investor Destinations Moderately Conservative Fund
October 31, 2009

Asset Allocation

Fixed Income Funds	46.2%
Equity Funds	38.7%
Fixed Contract	9.1%
Money Market Fund	6.1%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

Nationwide Bond Index Fund, Institutional Class	35.9%
Nationwide S&P 500 Index Fund, Institutional Class	19.6%
Nationwide Enhanced Income Fund, Institutional Class	10.2%
Nationwide International Index Fund, Institutional Class	9.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.5%
Nationwide Fixed Contract	9.1%
Nationwide Money Market Fund, Institutional Class	6.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 51

Statement of Investments
October 31, 2009

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 91.0%

	Shares	Market Value

Equity Funds 38.7%
Nationwide International Index Fund, Institutional Class (a)	5,768,281	$39,628,088
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	3,558,319	38,856,846
Nationwide S&P 500 Index Fund, Institutional Class (a)	9,244,926	80,430,860

Total Equity Funds (cost $177,903,577)		158,915,794

Fixed Income Funds 46.2%
Nationwide Bond Index Fund, Institutional Class (a)	13,185,320	147,543,731
Nationwide Enhanced Income Fund, Institutional Class (a)	4,558,240	41,753,477

Total Fixed Income Funds (cost $184,443,654)		189,297,208

Money Market Fund 6.1%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $24,988,400)	24,988,400	24,988,400

Total Mutual Funds (cost $387,335,631)		373,201,402

Fixed Contract 9.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (a)(c)	$37,373,952	37,373,952

Total Fixed Contract (cost $37,373,952)		37,373,952

Total Investments (cost $424,709,583) (d) — 100.1%		410,575,354

Liabilities in excess of other assets — (0.1)%		(312,512)

NET ASSETS — 100.0%		$410,262,842

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

52 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Investor Destinations Moderately
Conservative Fund

Assets:
Investments in affiliates, at value (cost $424,709,583)	$410,575,354
Cash	22,418
Receivable for investments sold	201,760
Receivable for capital shares issued	582,303
Prepaid expenses and other assets	17,470

Total Assets	411,399,305

Liabilities:
Payable for capital shares redeemed	828,074
Accrued expenses and other payables:
Investment advisory fees	45,606
Distribution fees	123,722
Administrative servicing fees	69,901
Accounting and transfer agent fees	17,456
Trustee fees	7,037
Custodian fees	3,712
Compliance program costs (Note 3)	2,732
Professional fees	23,441
Other	14,782

Total Liabilities	1,136,463

Net Assets	$410,262,842

Represented by:
Capital	$434,758,380
Accumulated undistributed net investment income	505,732
Accumulated net realized losses from investment transactions	(10,867,041)
Net unrealized appreciation/(depreciation) from investments	(14,134,229)

Net Assets	$410,262,842

Net Assets:
Class A Shares	$27,499,985
Class B Shares	5,867,608
Class C Shares	38,316,174
Class R2 Shares (a)	55,375,781
Institutional Class Shares	20,004,640
Service Class Shares	263,198,654

Total	$410,262,842

Shares outstanding (unlimited number of shares authorized):
Class A Shares	2,985,574
Class B Shares	637,088
Class C Shares	4,175,936
Class R2 Shares (a)	6,004,644
Institutional Class Shares	2,155,075
Service Class Shares	28,455,031

Total	44,413,348

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 53

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations Moderately
Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.21
Class B Shares (b)	$9.21
Class C Shares (c)	$9.18
Class R2 Shares (a)	$9.22
Institutional Class Shares	$9.28
Service Class Shares	$9.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Investor Destinations Moderately
Conservative Fund

INVESTMENT INCOME:
Interest income from affiliates	$43,801
Dividend income from affiliates	10,816,514

Total Income	10,860,315

EXPENSES:
Investment advisory fees	469,650
Distribution fees Class A	61,247
Distribution fees Class B	56,329
Distribution fees Class C	348,573
Distribution fees Class R2(a)	208,398
Distribution fees Service Class	602,531
Administrative servicing fees Class A	18,527
Administrative servicing fees Class R2 (a)	70,145
Administrative servicing fees Service Class	397,011
Registration and filing fees	69,920
Professional fees	67,528
Printing fees	27,607
Trustee fees	27,598
Custodian fees	17,271
Accounting and transfer agent fees	79,437
Compliance program costs (Note 3)	7,250
Other	27,102

Total expenses before earnings credit	2,556,124
Earnings credit (Note 4)	(934)

Net Expenses	2,555,190

NET INVESTMENT INCOME	8,305,125

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net gain distributions from underlying affiliated funds	4,520,768
Net realized losses from investment transactions with affiliates	(12,954,501)

Net realized losses from investment transactions with affiliated funds	(8,433,733)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	43,833,932

Net realized/unrealized gains from affiliated investments	35,400,199

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$43,705,324

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 55

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$8,305,125	$10,585,926
Net realized gains (losses) from investment transactions	(8,433,733)	8,471,793
Net change in unrealized appreciation/(depreciation) from investments	43,833,932	(89,266,683)

Change in net assets resulting from operations	43,705,324	(70,208,964)

Distributions to Shareholders From:
Net investment income:
Class A	(625,699)	(848,551)
Class B	(104,260)	(164,433)
Class C	(656,403)	(931,779)
Class R2 (a)	(896,595)	(722,476)
Institutional Class	(372,828)	(484,092)
Service Class	(5,912,802)	(7,974,834)
Net realized gains:
Class A	(662,773)	(685,073)
Class B	(151,799)	(178,112)
Class C	(912,449)	(1,045,495)
Class R2 (a)	(868,064)	(510,786)
Institutional Class	(310,499)	(345,628)
Service Class	(6,366,470)	(6,497,505)

Change in net assets from shareholder distributions	(17,840,641)	(20,388,764)

Change in net assets from capital transactions	47,511,218	16,071,822

Change in net assets	73,375,901	(74,525,906)

Net Assets:
Beginning of year	336,886,941	411,412,847

End of year	$410,262,842	$336,886,941

Accumulated undistributed net investment income at end of year	$505,732	$769,194

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,487,896	$7,539,671
Dividends reinvested	915,945	1,139,017
Cost of shares redeemed	(5,635,420)	(8,363,411)

Total Class A	2,768,421	315,277

Class B Shares
Proceeds from shares issued	1,193,885	855,894
Dividends reinvested	156,138	184,724
Cost of shares redeemed	(1,560,356)	(1,509,949)

Total Class B	(210,333)	(469,331)

Class C Shares
Proceeds from shares issued	11,785,277	8,208,188
Dividends reinvested	523,537	573,501
Cost of shares redeemed	(8,474,753)	(12,981,807)

Total Class C	3,834,061	(4,200,118)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

56 Annual Report 2009

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$23,545,694	$22,348,282
Dividends reinvested	1,687,456	1,153,632
Cost of shares redeemed	(3,365,364)	(5,096,074)

Total Class R2	21,867,786	18,405,840

Institutional Class Shares
Proceeds from shares issued	10,568,882	4,568,456
Dividends reinvested	683,327	829,717
Cost of shares redeemed	(4,213,315)	(4,071,816)

Total Institutional Class	7,038,894	1,326,357

Service Class Shares
Proceeds from shares issued	46,111,422	60,955,574
Dividends reinvested	12,279,272	14,472,312
Cost of shares redeemed	(46,178,305)	(74,734,089)

Total Service Class	12,212,389	693,797

Change in net assets from capital transactions:	$47,511,218	$16,071,822

SHARE TRANSACTIONS:
Class A Shares
Issued	872,861	744,885
Reinvested	109,410	110,766
Redeemed	(669,126)	(829,249)

Total Class A Shares	313,145	26,402

Class B Shares
Issued	140,659	88,533
Reinvested	18,654	17,892
Redeemed	(182,304)	(151,518)

Total Class B Shares	(22,991)	(45,093)

Class C Shares
Issued	1,388,850	833,664
Reinvested	62,701	55,734
Redeemed	(997,138)	(1,288,070)

Total Class C Shares	454,413	(398,672)

Class R2 Shares (a)
Issued	2,761,794	2,202,753
Reinvested	200,483	112,504
Redeemed	(386,836)	(511,947)

Total Class R2 Shares	2,575,441	1,803,310

Institutional Class Shares
Issued	1,193,000	442,453
Reinvested	80,583	80,259
Redeemed	(489,689)	(406,300)

Total Institutional Class Shares	783,894	116,412

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	5,380,790	5,983,972
Reinvested	1,459,811	1,402,625
Redeemed	(5,403,422)	(7,340,798)

Total Service Class Shares	1,437,179	45,799

Total change in shares:	5,541,081	1,548,158

The accompanying notes are an integral part of these financial statements.

58 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios / Supplemental Data

	Net		Net Realized										Ratio of
	Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2009 (d)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%	$27,499,985	0.52%	2.47%	0.52%		22.80%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%)	$23,093,974	0.46%	2.97%	0.46%		25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%	$29,097,449	0.46%	3.06%	0.46%		12.07%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%	$27,244,214	0.48%	2.65%	0.49%		12.64%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%	$16,923,424	0.54%	2.57%	0.54%		8.37%

Class B Shares
Year Ended October 31, 2009 (d)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%	$5,867,608	1.22%	1.80%	1.22%		22.80%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%)	$5,702,625	1.20%	2.23%	1.20%		25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%	$7,750,492	1.20%	2.30%	1.20%		12.07%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%	$7,375,951	1.20%	1.98%	1.21%		12.64%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%	$6,001,750	1.22%	1.90%	1.22%		8.37%

Class C Shares
Year Ended October 31, 2009 (d)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%	$38,316,174	1.22%	1.79%	1.22%		22.80%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%)	$32,042,631	1.20%	2.23%	1.20%		25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%	$45,138,980	1.20%	2.30%	1.20%		12.07%
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%	$41,108,220	1.20%	1.97%	1.21%		12.64%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%	$39,545,053	1.22%	1.90%	1.22%		8.37%

Class R2 Shares(e)
Year Ended October 31, 2009 (d)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%	$55,375,781	0.89%	2.06%	0.89%		22.80%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%)	$29,677,803	0.84%	2.57%	0.84%		25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%	$17,913,023	0.83%	2.78%	0.83%		12.07%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%	$620,222	0.81%	2.53%	0.82%		12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%	$1,141	0.65%	2.54%	0.65%		8.37%

Institutional Class Shares
Year Ended October 31, 2009 (d)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%	$20,004,640	0.22%	2.73%	0.22%		22.80%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%)	$11,932,939	0.20%	3.22%	0.20%		25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%	$13,889,521	0.21%	3.30%	0.21%		12.07%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%	$905,330	0.20%	3.05%	0.21%		12.64%
Period Ended October 31, 2005 (f)	$10.17	0.23	0.04	0.27	(0.20)	–	(0.20)	$10.24	3.70%	$1,027	0.29%	3.17%	0	.29%(g)	8.37%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Per share calculations were performed using average shares method.
(e) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g) There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 59

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

	Net		Net Realized										Ratio of
	Asset		and									Ratio of Net	Expenses
	Value,		Unrealized								Ratio of	Investment	(Prior to
	Beginning	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Service Class Shares
Year Ended October 31, 2009 (d)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%	$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%)	$234,436,969	0.59%	2.83%	0.59%	25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%	$297,623,382	0.60%	2.99%	0.60%	12.07%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%	$241,726,441	0.60%	2.53%	0.61%	12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%	$195,790,379	0.62%	2.49%	0.62%	8.37%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2009

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 9.84% versus 7.53% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 445 funds as of October 31, 2009) was 15.55% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the Nationwide International Index Fund (underlying funds with allocations within the Fund of approximately 40% and 5%, respectively) provided the most positive relative returns for the Fund, gaining 13.22% and 24.93%, respectively, during the reporting period. Most sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns; corporate bonds led with 27.58%. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%.

What areas of investment detracted from Fund performance?

The Nationwide Money Market Fund returned only 0.21% (with an allocation to the Fund of approximately 15%) and provided the smallest relative contribution. Yields on money funds continued to be pressured by the low-interest-rate environment on high quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Investor Destinations Funds, by combining underlying investments in up to seven distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

2009 Annual Report 61

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Conservative Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation*	Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	40%	13.22%

Money Market Investments	Nationwide Money Market Fund	15%	0.21%

Short-Term Bonds	Nationwide Enhanced Income Fund	12.5%	3.80%

Short-Term Bonds	Nationwide Fixed Contract	12.5%	3.86%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	10%	9.55%

International Stocks	Nationwide International Index Fund	5%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%	17.77%

*	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown in the table above is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager: Thomas R. Hickey Jr., Nationwide Fund Advisors

62 Annual Report 2009

Fund Performance     Nationwide Investor Destinations Conservative Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	9.84%	3.56%	3.45%
	w/SC3	3.58%	2.34%	2.81%

Class B	w/o SC2	9.14%	2.85%	2.73%
	w/SC4	4.14%	2.50%	2.73%

Class C5	w/o SC2	9.13%	2.84%	2.73%
	w/SC6	8.13%	2.84%	2.73%

Class R2[7,8,9]		9.44%	3.32%	3.05%

Institutional Class[7,10]		10.24%	3.92%	3.62%

Service Class[7]		9.85%	3.46%	3.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.78%

Class B	1.51%

Class C	1.51%

Class R2[a]	1.14%

Institutional Class	0.51%

Service Class	0.91%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.
[a]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite is a combination of the S&P 500 Index (20%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (45%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 63

Shareholder	Nationwide Investor Destinations Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Conservative Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a,b]	05/01/09 - 10/31/09[a,b]

Class A Shares	Actual		1,000.00	1,068.40	2.87	0.59
	Hypothetical	[c]	1,000.00	1,022.43	2.80	0.59

Class B Shares	Actual		1,000.00	1,064.50	6.40	1.25
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.25

Class C Shares	Actual		1,000.00	1,065.10	6.45	1.25
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.25

Class R2 Shares[d]	Actual		1,000.00	1,066.10	4.53	0.88
	Hypothetical	[c]	1,000.00	1,020.82	4.43	0.88

Institutional Class Shares	Actual		1,000.00	1,071.00	1.25	0.26
	Hypothetical	[c]	1,000.00	1,024.00	1.22	0.26

Service Class Shares	Actual		1,000.00	1,067.50	3.39	0.71
	Hypothetical	[c]	1,000.00	1,021.93	3.31	0.71

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

64 Annual Report 2009

Portfolio Summary     Nationwide Investor Destinations Conservative Fund
October 31, 2009

Asset Allocation

Fixed Income Funds	54.9%
Equity Funds	19.1%
Fixed Contract	16.1%
Money Market Fund	10.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

Nationwide Bond Index Fund, Institutional Class	40.8%
Nationwide Fixed Contract	16.1%
Nationwide Enhanced Income Fund, Institutional Class	14.1%
Nationwide Money Market Fund, Institutional Class	10.0%
Nationwide S&P 500 Index Fund, Institutional Class	9.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	4.7%
Nationwide International Index Fund, Institutional Class	4.6%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 65

Statement of Investments
October 31, 2009

Nationwide Investor Destinations Conservative Fund

Mutual Funds 84.0%

	Shares	Market Value

Equity Funds 19.1%
Nationwide International Index Fund, Institutional Class (a)	2,001,718	$13,751,804
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,267,585	13,842,033
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,296,348	28,678,231

Total Equity Funds (cost $57,672,142)		56,272,068

Fixed Income Funds 54.9%
Nationwide Bond Index Fund, Institutional Class (a)	10,772,884	120,548,572
Nationwide Enhanced Income Fund, Institutional Class (a)	4,542,697	41,611,106

Total Fixed Income Funds (cost $157,861,001)		162,159,678

Money Market Fund 10.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $29,636,719)	29,636,719	29,636,719

Total Mutual Funds (cost $245,169,862)		248,068,465

Fixed Contract 16.1%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (a)(c)	$47,573,746	47,573,746

Total Fixed Contract (cost $47,573,746)		47,573,746

Total Investments (cost $292,743,608)(d) — 100.1%		295,642,211

Liabilities in excess of other assets — (0.1)%		(203,877)

NET ASSETS — 100.0%		$295,438,334

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

66 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Investor
Destinations Conservative Fund

Assets:
Investments in affiliates, at value (cost $292,743,608)	$295,642,211
Receivable for capital shares issued	804,727
Prepaid expenses and other assets	19,664

Total Assets	296,466,602

Liabilities:
Payable for investments purchased	303,320
Payable for capital shares redeemed	445,690
Cash overdraft	53,527
Accrued expenses and other payables:
Investment advisory fees	32,607
Distribution fees	90,079
Administrative servicing fees	41,529
Accounting and transfer agent fees	18,798
Trustee fees	5,030
Custodian fees	2,681
Compliance program costs (Note 3)	1,952
Professional fees	22,091
Other	10,964

Total Liabilities	1,028,268

Net Assets	$295,438,334

Represented by:
Capital	$299,985,925
Accumulated undistributed net investment income	508,465
Accumulated net realized losses from investment transactions	(7,954,659)
Net unrealized appreciation/(depreciation) from investments	2,898,603

Net Assets	$295,438,334

Net Assets:
Class A Shares	$15,347,604
Class B Shares	2,821,364
Class C Shares	31,268,010
Class R2 Shares (a)	38,324,442
Institutional Class Shares	10,218,039
Service Class Shares	197,458,875

Total	$295,438,334

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,570,482
Class B Shares	288,060
Class C Shares	3,211,127
Class R2 Shares (a)	3,932,502
Institutional Class Shares	1,041,785
Service Class Shares	20,173,356

Total	30,217,312

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 67

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.77
Class B Shares (b)	$9.79
Class C Shares (c)	$9.74
Class R2 Shares (a)	$9.75
Institutional Class Shares	$9.81
Service Class Shares	$9.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Investor
Destinations Conservative Fund

INVESTMENT INCOME:
Interest income from affiliates	$1,185,122
Dividend income from affiliates	6,877,346

Total Income	8,062,468

EXPENSES:
Investment advisory fees	343,014
Distribution fees Class A	35,029
Distribution fees Class B	30,064
Distribution fees Class C	268,020
Distribution fees Class R2 (a)	150,543
Distribution fees Service Class	457,134
Administrative servicing fees Class A	8,789
Administrative servicing fees Class R2 (a)	39,683
Administrative servicing fees Service Class	300,585
Registration and filing fees	65,975
Professional fees	54,646
Printing fees	21,142
Trustee fees	20,147
Custodian fees	12,841
Accounting and transfer agent fees	81,273
Compliance program costs (Note 3)	4,967
Other	20,681

Total expenses before earnings credit	1,914,533
Earnings credit (Note 4)	(499)

Net Expenses	1,914,034

NET INVESTMENT INCOME	6,148,434

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net gain distributions from underlying affiliated funds	1,576,849
Net realized losses from investment transactions with affiliates	(7,838,154)

Net realized losses from investment transactions with affiliated funds	(6,261,305)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	25,296,620

Net realized/unrealized gains from affiliated investments	19,035,315

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,183,749

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 69

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$6,148,434	$7,364,552
Net realized gains (losses) from investment transactions	(6,261,305)	3,182,190
Net change in unrealized appreciation/(depreciation) from investments	25,296,620	(31,865,536)

Change in net assets resulting from operations	25,183,749	(21,318,794)

Distributions to Shareholders From:
Net investment income:
Class A	(362,648)	(369,927)
Class B	(55,729)	(83,681)
Class C	(504,588)	(559,736)
Class R2 (a)	(677,490)	(432,658)
Institutional Class	(197,909)	(216,410)
Service Class	(4,539,761)	(5,880,099)
Net realized gains:
Class A	(180,146)	(130,464)
Class B	(45,532)	(45,046)
Class C	(341,251)	(276,498)
Class R2 (a)	(335,130)	(125,912)
Institutional Class	(85,686)	(66,977)
Service Class	(2,516,657)	(2,213,528)

Change in net assets from shareholder distributions	(9,842,527)	(10,400,936)

Change in net assets from capital transactions	40,104,191	23,565,491

Change in net assets	55,445,413	(8,154,239)

Net Assets:
Beginning of year	239,992,921	248,147,160

End of year	$295,438,334	$239,992,921

Accumulated undistributed net investment income at end of year	$508,465	$698,149

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,082,291	$7,646,399
Dividends reinvested	285,871	344,099
Cost of shares redeemed	(6,574,047)	(14,936,001)

Total Class A	2,794,115	(6,945,503)

Class B Shares
Proceeds from shares issued	$404,295	$1,201,415
Dividends reinvested	56,228	67,118
Cost of shares redeemed	(1,056,742)	(1,262,507)

Total Class B	(596,219)	6,026

Class C Shares
Proceeds from shares issued	14,934,738	12,739,577
Dividends reinvested	266,444	241,474
Cost of shares redeemed	(9,382,610)	(7,446,586)

Total Class C	5,818,572	5,534,465

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

70 Annual Report 2009

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$22,246,940	$17,904,729
Dividends reinvested	955,921	507,200
Cost of shares redeemed	(7,047,849)	(3,936,978)

Total Class R2	16,155,012	14,474,951

Institutional Class Shares
Proceeds from shares issued	6,508,251	2,846,847
Dividends reinvested	283,595	283,385
Cost of shares redeemed	(2,703,504)	(1,710,580)

Total Institutional Class	4,088,342	1,419,652

Service Class Shares
Proceeds from shares issued	46,058,085	53,252,940
Dividends reinvested	7,056,438	8,093,573
Cost of shares redeemed	(41,270,154)	(52,270,613)

Total Service Class	11,844,369	9,075,900

Change in net assets from capital transactions:	$40,104,191	$23,565,491

SHARE TRANSACTIONS:
Class A Shares
Issued	977,793	760,798
Reinvested	30,881	33,924
Redeemed	(700,307)	(1,436,187)

Total Class A Shares	308,367	(641,465)

Class B Shares
Issued	44,661	121,510
Reinvested	6,074	6,589
Redeemed	(114,440)	(127,388)

Total Class B Shares	(63,705)	711

Class C Shares
Issued	1,610,249	1,280,608
Reinvested	28,888	23,848
Redeemed	(1,009,380)	(750,845)

Total Class C Shares	629,757	553,611

Class R2 Shares (a)
Issued	2,384,922	1,783,463
Reinvested	103,341	50,233
Redeemed	(746,227)	(391,654)

Total Class R2 Shares	1,742,036	1,442,042

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	683,154	283,419
Reinvested	30,452	27,835
Redeemed	(286,160)	(169,544)

Total Institutional Class Shares	427,446	141,710

Service Class Shares
Issued	4,926,471	5,272,418
Reinvested	761,641	796,011
Redeemed	(4,420,624)	(5,134,722)

Total Service Class Shares	1,267,488	933,707

Total change in shares:	4,311,389	2,430,316

The accompanying notes are an integral part of these financial statements.

72 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net
			Realized
			and										Ratio of
			Unrealized									Ratio of Net	Expenses
	Net Asset		Gains								Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%	$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%	$20,101,731	0.47%	3.54%	0.47%	10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%	$18,383,603	0.48%	2.98%	0.48%	36.51%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%	$28,965,461	0.53%	2.85%	0.53%	13.42%

Class B Shares
Year Ended October 31, 2009 (f)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%	$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%	$3,701,270	1.20%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%	$3,841,442	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%	$4,010,143	1.22%	2.10%	1.22%	13.42%

Class C Shares
Year Ended October 31, 2009 (f)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%	$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%	$21,304,049	1.21%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%	$18,473,790	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%	$19,105,966	1.23%	2.10%	1.23%	13.42%

Class R2 Shares (g)
Year Ended October 31, 2009 (f)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%	$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900,079	0.83%	3.17%	0.83%	10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%	$502,668	0.83%	3.03%	0.83%	36.51%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%	$3,156	0.65%	2.67%	0.65%	13.42%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 73

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Investor Destinations Conservative Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net
			Realized
			and										Ratio of
			Unrealized									Ratio of Net	Expenses
	Net Asset		Gains								Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2009 (f)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%	$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,019,624	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%	$158,596	0.22%	3.68%	0.23%	36.51%
Period Ended October 31, 2005 (g)	$10.20	0.27	(0.02)	0.25	(0.22)	–	(0.22)	$10.23	2.44%	$1,024	0.28%	3.74%	0.28%	13.42%

Service Class Shares
Year Ended October 31, 2009 (f)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%	$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%)	$175,298,923	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120,407	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%	$167,498,797	0.61%	2.95%	0.62%	36.51%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%	$137,588,864	0.62%	2.70%	0.63%	13.42%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are an integral part of these financial statements.

74 Annual Report 2009

Notes to Financial Statements
October 31, 2009

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company “Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at NAV as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities,

2009 Annual Report 75

Notes to Financial Statements (Continued)
October 31, 2009

currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended October 31, 2009, the rate ranged from 3.75% to 4.00%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

76 Annual Report 2009

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

Nationwide Investor Destinations Aggressive Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$870,260,147	$—	$—	$870,260,147

Total	$870,260,147	$—	$—	$870,260,147

Nationwide Investor Destinations Moderately Aggressive Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$30,100,081	$—	$30,100,081

Mutual Funds	1,435,583,942	—	—	1,435,583,942

Total	$1,435,583,942	$30,100,081	$—	$1,465,684,023

Nationwide Investor Destinations Moderate Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$77,475,726	$—	$77,475,726

Mutual Funds	1,186,188,181	—	—	1,186,188,181

Total	$1,186,188,181	$77,475,726	$—	$1,263,663,907

Nationwide Investor Destinations Moderately Conservative Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$37,373,952	$—	$37,373,952

Mutual Funds	373,201,402	—	—	373,201,402

Total	$373,201,402	$37,373,952	$—	$410,575,354

Nationwide Investor Destinations Conservative Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$47,573,746	$—	$47,573,746

Mutual Funds	248,068,465	—	—	248,068,465

Total	$248,068,465	$47,573,746	$—	$295,642,211

Amounts designated as “— “ are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2009 Annual Report 77

Notes to Financial Statements (Continued)
October 31, 2009

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series within the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

78 Annual Report 2009

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Each Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

Investor Destinations Aggressive (a)	All Classes	0.25%

Investor Destinations Moderately Aggressive (a)	All Classes	0.25%

Investor Destinations Moderate (a)	All Classes	0.25%

Investor Destinations Moderately Conservative (a)	All Classes	0.25%

Investor Destinations Conservative (a)	All Classes	0.25%

(a)	The Expense Limitation Agreement also states that the expense ratio for Class A, Class B, and Service Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. As of October 31, 2009, the Funds had no cumulative potential reimbursements.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. The Funds do not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds do not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such

2009 Annual Report 79

Notes to Financial Statements (Continued)
October 31, 2009

services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2 (formerly Class R), and Service Class shares of each Fund.

For the year ended October 31, 2009, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$884,608

Investor Destinations Moderately Aggressive	1,463,699

Investor Destinations Moderate	1,219,924

Investor Destinations Moderately Conservative	421,467

Investor Destinations Conservative	315,720

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2009, the Funds’ portion of such costs amounted to $81,183.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares (formerly Class R shares) and 0.25% of Service Class shares. Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC fee of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2009, NFD received commissions of $664,702 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $65,754 was re-allowed to affiliated broker-dealers of the Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2009.

80 Annual Report 2009

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended October 31, 2009, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$162,925,225	$88,763,477

Investor Destinations Moderately Aggressive	318,379,082	197,119,791

Investor Destinations Moderate	292,475,033	211,823,797

Investor Destinations Moderately Conservative	114,422,995	76,335,466

Investor Destinations Conservative	85,535,282	56,235,252

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Other

As of October 31, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Investor Destinations Aggressive	53.81%	3

Investor Destinations Moderately Aggressive	52.77	3

Investor Destinations Moderate	40.06	2

Investor Destinations Moderately Conservative	47.54	2

Investor Destinations Conservative	53.31	2

2009 Annual Report 81

Notes to Financial Statements (Continued)
October 31, 2009

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
		Net Long-		Total
		Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Investor Destinations Aggressive	$13,328,432	$52,334,399	$65,662,831	$65,662,831

Investor Destinations Moderately Aggressive	26,097,980	91,610,863	117,708,843	117,708,843

Investor Destinations Moderate	24,833,573	93,323,834	118,157,407	118,157,407

Investor Destinations Moderately Conservative	8,568,587	9,272,054	17,840,641	17,840,641

Investor Destinations Conservative	6,338,118	3,504,409	9,842,527	9,842,527

Amounts designated as “— “ are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

	Distributions paid from
		Net Long-		Total
		Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Investor Destinations Aggressive	$21,260,341	$37,494,571	$58,754,912	$58,754,912

Investor Destinations Moderately Aggressive	37,312,839	43,672,410	80,985,249	80,985,249

Investor Destinations Moderate	35,219,718	35,097,796	70,317,514	70,317,514

Investor Destinations Moderately Conservative	11,126,144	9,262,620	20,388,764	20,388,764

Investor Destinations Conservative	7,610,724	2,790,212	10,400,936	10,400,936

Amounts designated as “—“ are zero or have been rounded to zero.

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Investor Destinations Aggressive	$—	$23,275,450	$—	$—	$—	$(216,138,432)	$(192,862,982)

Investor Destinations Moderately Aggressive	—	29,255,014	—	—	—	(265,576,662)	(236,321,648)

Investor Destinations Moderate	785,471	4,658,543	—	—	—	(146,547,103)	(141,103,089)

Investor Destinations Moderately Conservative	505,732	37	—	—	(1,367,337)	(23,633,970)	(24,495,538)

Investor Destinations Conservative	508,465	—	—	—	(2,916,553)	(2,139,503)	(4,547,591)

82 Annual Report 2009

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “—“ are zero or have been rounded to zero.

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$1,086,398,579	$1,286,639	$(217,425,071)	$(216,138,432)

Investor Destinations Moderately Aggressive	1,731,260,685	6,792,937	(272,369,599)	(265,576,662)

Investor Destinations Moderate	1,410,211,010	9,184,603	(155,731,706)	(146,547,103)

Investor Destinations Moderately Conservative	434,209,324	2,919,623	(26,553,593)	(23,633,970)

Investor Destinations Conservative	297,781,714	1,544,348	(3,683,851)	(2,139,503)

As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and any subsequent year may be limited due to large shareholder redemptions and contributions.

Fund	Amount	Expires

Investor Destinations Moderately Conservative	$1,367,337	2017

Investor Destinations Conservative	$2,916,553	2017

9. Subsequent Events

The Funds have adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Funds have evaluated subsequent events through December 24, 2009, which is the date these financial statements were issued.

2009 Annual Report 83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 24, 2009

84 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Investor Destinations Aggressive	66%

Investor Destinations Moderately Aggressive	50%

Investor Destinations Moderate	39%

Investor Destinations Moderately Conservative	24%

Investor Destinations Conservative	12%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Investor Destinations Aggressive	$52,334,399

Investor Destinations Moderately Aggressive	91,610,863

Investor Destinations Moderate	93,323,834

Investor Destinations Moderately Conservative	9,272,054

Investor Destinations Conservative	3,504,409

2009 Annual Report 85

Management Information
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund
Name and Year	and Length of	Principal Occupation(s)	Complex Overseen	Other Directorships
of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	93	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	93	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	93	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	93	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	93	None

86 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund
Name and Year	and Length of	Principal Occupation(s)	Complex Overseen	Other Directorships
of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	93	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			93	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	93	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

2009 Annual Report 87

Management Information (Continued)
October 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name and Year	and Length of	Principal Occupation(s)	Complex Overseen	Other Directorships
of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

88 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

	Position(s) Held		Number of
	with Fund		Portfolios in Fund
Name and Year	and Length of	Principal Occupation(s)	Complex Overseen	Other Directorships
of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 89

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

AR-ID 12/09

Nationwide Mutual Funds
AnnualReport
October 31, 2009

Equity Funds
Nationwide Growth Fund
Nationwide Fund

Fixed-Income Fund
Nationwide Money Market Fund

AnnualReport
October 31, 2009

Contents

1	Message to Shareholders

Equity Funds
5	Nationwide Growth Fund
20	Nationwide Fund

Fixed Income Funds
35	Nationwide Money Market Fund

46	Notes to Financial Statements

58	Report of Independent Registered Public Accounting Firm

59	Supplemental Information

60	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who arguably exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, have resulted in widespread distrust of the financial system. The current easy access to capital and the potential longer-term issue of unprecedented deficits have caused the once over-leveraged private economy to be replaced by public financing. While we believe the worst of the crisis is over, some uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil financial market stability.

On April 30, 2009, I wrote to you “...the market has shown some signs of cautious rebounding.” In fact, the stock market run has outstripped the expectations of all market prognosticators. From March 9, 2009, through October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 34%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings, inexpensive capital and an accommodating monetary policy may provide additional explanation for the current exuberance. These current events, however, do not appear quite so positive when examined more closely. Corporate earnings have largely been driven by (a) reductions in inventory achieved through reductions in capacity and (b) productivity gains accomplished by worker reductions and layoffs.

Our opinion is that amid the recent good news, there is cause for caution. First and foremost, cheap capital has led the markets straight back to risk-taking behavior. As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memories has the future direction of the economy and the financial markets been so unclear. Our reaction to this environment is to remain vigilant against anticipated and unanticipated risks, stay focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Sales Charge and Fee Information

•	Nationwide Fund

•	Nationwide Growth Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods

2 Annual Report 2009

since inception, without which returns would have been lower.

•	Nationwide Money Market Fund

The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not affiliated with Aberdeen Asset Management Inc. or Federated Investment Management Co.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2009.

At the beginning of the annual reporting period, U.S. equity markets seemed to be entering one of the worst declines since the Great Depression. The recessionary environment was fueled by the recent failures of several prominent U.S. financial institutions. Further eroding confidence in the equity markets were the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market) and the implementation of government-sponsored bailout programs. This resulted in double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the first four months of the reporting period.

After hitting a low point on March 9, 2009, the stock market began a steady climb with the Standard & Poor’s 500® (S&P 500) Index and the Russell 2000® Index rising 55% and 66%, respectively, through the end of the reporting period. Leading the recovery were the economically sensitive sectors – consumer discretionary, energy and materials. Money market fund flows decreased and flows into equity mutual funds increased during the period as investors seemed to embrace a renewed appetite for risk. In the fixed-income markets, the lower-quality sectors also rallied during the reporting period. CCC-rated bonds, as measured by the Merrill Lynch U.S. High Yield Index, rose more than 73% during the reporting period, while U.S. Treasuries, as measured by the Merrill Lynch U.S. Treasury Master Index, rose only 6%.

Large-capitalization U.S. equities, as measured by the large-cap S&P 500 Index, rose 9.80% for the reporting period as markets rallied in the second half, reversing the downswings that occurred at the beginning of the period. Mid-cap U.S. equities, the best-performing segment, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, rose 18.18%, and small-cap U.S. equities, as measured by the Russell 2000 Index, increased 6.46%.

In general, international stocks outperformed U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained more than 27% for the reporting period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, increased more than 64% for the reporting period, with this positive return coming after the March 9 market low.

As mentioned above, returns were mixed for fixed-income investors. The broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) gained nearly 14%. As liquidity improved in the credit markets, spread sectors i.e., non-Treasuries outperformed Treasuries, which were the top performers during the prior annual reporting period. Investment-grade corporates, as measured by the Merrill Lynch U.S. Corporate A-Aaa Index were up slightly more than 26%, and mortgages securities, as measured by the Merrill Lynch Mortgage Master Index were up 12%.

4 Annual Report 2009

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Growth Fund (Class A at NAV) returned 15.32% versus 17.51% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 828 funds as of October 31, 2009) was 14.68% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Fund performance was enhanced by positions in the hotels, restaurants and leisure segment of the consumer discretionary sector, as well as by overall security selection in the information technology (IT) and health-care sectors. Holdings by the Fund in semiconductor manufacturer Marvell Technology Group Ltd. was the most notable individual contributor to Fund performance in the IT sector; the company benefited from a very favorable inventory position relative to end-user demand. Darden Restaurants, Inc., a casual-dining restaurant chain, also enhanced Fund performance for the reporting period. Within the health-care sector, biotechnology firm Biogen Idec Inc. was a positive contributor to Fund performance.

What areas of investment detracted from Fund performance?

Stock selection in the materials, industrials and consumer staples sectors had an adverse effect on Fund performance. The most notable individual stock detractor from Fund performance was Baxter International, Inc., a provider of health-care equipment and supplies. Among other individual Fund holdings, the underweight as compared to the benchmark in computers and peripherals manufacturer International Business Machines (IBM) Corp. was a negative contributor to performance, as was industrials holding Raytheon Co.

What is your outlook for the near term?

The U.S. economy appears to be improving from a low base of economic activity. Third-quarter corporate earnings generally exceeded expectations. Gross domestic product expanded for the first time in a year during the third quarter of 2009, growing nearly 3.5%. While the cash-for-clunkers program aided automobile purchasing, gross domestic product (GDP) advanced nearly 2.5% excluding this stimulus. Many companies have benefited during the past year from cost-rationalization, which we would expect to continue in the near term. Nonetheless, as cost cutting slows, corporate earnings growth will rely increasingly on real economic demand, which remains subdued. Markets also have recently been supported by renewed corporate merger-and-acquisition activity, given both the greater confidence of these businesses as well as access to capital markets. The housing market has shown initial signs of life but remains fragile, while unemployment and constrained state budgets will pressure spending.

In terms of the forward outlook for the portfolio, we have been careful to trim Fund holdings in some stocks that have performed well, especially those more reliant on economic cycles. Conversely, we have been adding to some holdings in companies for which business performance may be less dependent on an economic upswing. In our view, further market gains from these current levels will require concrete evidence of a tangible economic recovery, fueling improving sales and earnings at these companies. The technology sector is still yielding investible ideas in segments where companies should be able to grow under most economic circumstances. Likewise, the industrials and energy sectors also are giving us several appealing ideas. The health-care and telecommunications sectors currently are less-attractive areas, either due to pricing pressures or the prospect of increased government oversight.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA and Douglas Burtnick, CFA

2009 Annual Report 5

Fund Performance	Nationwide Growth Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	15.32%	1.65%	-5.77%
	w/SC2	8.64%	0.46%	-6.32%

Class B	w/o SC1	14.59%	1.00%	-6.66%
	w/SC3	9.59%	0.61%	-6.66%

Class C4	w/o SC1	14.59%	0.98%	-6.37%
	w/SC5	13.59%	0.98%	-6.37%

Class D	w/o SC1	15.74%	2.01%	-5.47%
	w/SC6	10.45%	1.08%	-5.91%

Class R2[4,7,8]		15.24%	1.45%	-5.76%

Institutional Service Class[4,7]		15.56%	1.95%	-5.47%

Institutional Class[4,7]		15.78%	1.99%	-5.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.10%

Class B	1.81%

Class C	1.81%

Class D	0.82%

Class R2	1.51%

Institutional Service Class	0.81%

Institutional Class	0.81%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000® Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000® Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Nationwide Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Growth Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,145.10	7.84	1.45
	Hypothetical	[b]	1,000.00	1,017.90	7.38	1.45

Class B Shares	Actual		1,000.00	1,141.50	11.39	2.09
	Hypothetical	[b]	1,000.00	1,014.57	10.71	2.09

Class C Shares	Actual		1,000.00	1,141.50	11.44	2.10
	Hypothetical	[b]	1,000.00	1,014.52	10.76	2.10

Class D Shares	Actual		1,000.00	1,147.60	6.06	1.09
	Hypothetical	[b]	1,000.00	1,019.56	5.70	1.09

Class R2 Shares (c)	Actual		1,000.00	1,146.30	8.55	1.58
	Hypothetical	[b]	1,000.00	1,017.24	8.03	1.58

Institutional Service Class Shares	Actual		1,000.00	1,147.70	6.87	1.05
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.05

Institutional Class Shares	Actual		1,000.00	1,147.90	6.88	1.04
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.04

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Represents the hypothetical 5% return before expenses.
[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Annual Report 7

Portfolio Summary	Nationwide Growth Fund
October 31, 2009

Asset Allocation

Common Stocks	98.3%
Mutual Fund	1.1%
Repurchase Agreement	1.0%
Liabilities in excess of other assets	(0	.4)%

	100.0%

Top Industries †

Computers & Peripherals	8.9%
Software	7.2%
Communications Equipment	6.5%
Machinery	5.7%
Semiconductors & Semiconductor Equipment	5.0%
Pharmaceuticals	5.0%
Internet Software & Services	5.0%
Health Care Equipment & Supplies	3.9%
Food & Staples Retailing	3.7%
Oil, Gas & Consumable Fuels	3.4%
Other Industries*	45.7%

100.0%

Top Holdings †

Microsoft Corp.	3.6%
Apple, Inc.	3.5%
Cisco Systems, Inc.	3.2%
Hewlett-Packard Co.	3.0%
Google, Inc., Class A	2.9%
Oracle Corp.	2.5%
3M Co.	2.2%
Intel Corp.	2.1%
Target Corp.	2.1%
Abbott Laboratories	2.0%
Other Holdings*	72.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Growth Fund

Common Stocks 98.3%

	Shares	Market Value

Aerospace & Defense 1.5%
Alliant Techsystems, Inc.*	3,850	$299,453
Raytheon Co.	22,950	1,039,176
United Technologies Corp.	10,360	636,622

		1,975,251

Airlines 0.6%
JetBlue Airways Corp.*	161,500	801,040

Auto Components 0.1%
WABCO Holdings, Inc.	5,500	130,460

Beverages 1.6%
PepsiCo, Inc.	34,640	2,097,452

Biotechnology 3.0%
Amgen, Inc.*	30,550	1,641,452
Biogen Idec, Inc.*	4,400	185,372
Gilead Sciences, Inc.*	46,290	1,969,639

		3,796,463

Capital Markets 2.2%
BlackRock, Inc.	1,350	292,262
Goldman Sachs Group, Inc. (The)	6,300	1,072,071
Northern Trust Corp.	10,100	507,525
State Street Corp.	15,440	648,171
TD Ameritrade Holding Corp.*	12,900	248,970

		2,768,999

Chemicals 2.4%
E.I. du Pont de Nemours & Co.	8,050	256,151
Lubrizol Corp.	4,800	319,488
Monsanto Co.	9,417	632,634
Praxair, Inc.	22,900	1,819,176

		3,027,449

Communications Equipment 6.5%
Brocade Communications Systems, Inc.*	130,900	1,123,122
Cisco Systems, Inc.*	180,640	4,127,624
F5 Networks, Inc.*	17,400	781,086
QUALCOMM, Inc.	57,120	2,365,339

		8,397,171

Computers & Peripherals 8.9%
Apple, Inc.*	23,860	4,497,610
Dell, Inc.*	18,280	264,877
EMC Corp.*	78,950	1,300,307
Hewlett-Packard Co.	82,340	3,907,856
International Business Machines Corp.	10,470	1,262,787
Western Digital Corp.*	6,300	212,184

		11,445,621

Containers & Packaging 0.1%
Owens-Illinois, Inc.*	5,850	186,498

Diversified Financial Services 1.1%
JPMorgan Chase & Co.	35,200	1,470,304

Electrical Equipment 0.6%
Emerson Electric Co.	20,000	755,000

Electronic Equipment, Instruments & Components 0.2%
Corning, Inc.	14,100	206,001

Energy Equipment & Services 3.2%
Cameron International Corp.*	19,800	732,006
Halliburton Co.	61,150	1,786,192
Schlumberger Ltd.	26,120	1,624,664

		4,142,862

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	6,400	363,840
CVS Caremark Corp.	57,349	2,024,419
Wal-Mart Stores, Inc.	47,160	2,342,909

		4,731,168

Food Products 1.9%
Kellogg Co.	42,750	2,203,335
Sara Lee Corp.	27,100	305,959

		2,509,294

Health Care Equipment & Supplies 4.0%
Baxter International, Inc.	39,850	2,154,291
Hospira, Inc.*	5,900	263,376
Kinetic Concepts, Inc.*	5,400	179,226
Masimo Corp.*	38,550	1,024,273
Medtronic, Inc.	15,500	553,350
St. Jude Medical, Inc.*	27,150	925,272

		5,099,788

Health Care Providers & Services 1.3%
Express Scripts, Inc.*	6,775	541,458
Lincare Holdings, Inc.*	10,150	318,811
Quest Diagnostics, Inc.	15,050	841,747

		1,702,016

Hotels, Restaurants & Leisure 2.5%
International Game Technology	9,700	173,048
McDonald’s Corp.	7,790	456,572
Starwood Hotels & Resorts Worldwide, Inc.	47,000	1,365,820
WMS Industries, Inc.*	29,450	1,177,411

		3,172,851

Household Durables 0.1%
Garmin Ltd.	4,750	143,735

2009 Annual Report 9

Statement of Investments (Continued)
October 31, 2009

Nationwide Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Household Products 2.2%
Church & Dwight Co., Inc.	9,800	$557,424
Colgate-Palmolive Co.	18,100	1,423,203
Energizer Holdings, Inc.*	4,500	273,915
Procter & Gamble Co. (The)	10,030	581,740

		2,836,282

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	17,500	228,725

Industrial Conglomerates 2.2%
3M Co.	38,550	2,836,123

Information Technology Services 2.7%
Alliance Data Systems Corp.*(a)	17,800	978,644
Cognizant Technology Solutions Corp., Class A*	22,320	862,668
Visa, Inc., Class A	21,520	1,630,355

		3,471,667

Internet & Catalog Retail 1.2%
Amazon.com, Inc.*	3,700	439,597
Netflix, Inc.*(a)	4,050	216,473
NutriSystem, Inc. (a)	38,500	828,520

		1,484,590

Internet Software & Services 5.0%
eBay, Inc.*	67,450	1,502,112
Google, Inc., Class A*	6,910	3,704,589
Yahoo!, Inc.*	78,600	1,249,740

		6,456,441

Leisure Equipment & Products 0.3%
Hasbro, Inc.	14,700	400,869

Life Sciences Tools & Services 1.4%
Covance, Inc.*	19,250	994,840
Mettler-Toledo International, Inc.*	2,050	199,875
Waters Corp.*	11,000	631,730

		1,826,445

Machinery 5.7%
Cummins, Inc.	38,900	1,675,034
Danaher Corp.	31,520	2,150,610
Deere & Co.	28,750	1,309,563
Harsco Corp.	8,300	261,367
Kennametal, Inc.	33,408	787,092
PACCAR, Inc.	9,100	340,431
Parker Hannifin Corp.	16,500	873,840

		7,397,937

Media 0.8%
Walt Disney Co. (The)	39,750	1,087,957

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.*	6,550	480,508
Steel Dynamics, Inc.	60,100	804,739

		1,285,247

Multiline Retail 2.1%
Target Corp.	54,800	2,653,964

Oil, Gas & Consumable Fuels 3.4%
Apache Corp.	14,980	1,409,918
Berry Petroleum Co., Class A	18,600	471,696
Exxon Mobil Corp.	7,300	523,191
Petrohawk Energy Corp.*	20,300	477,456
Southwestern Energy Co.*	33,700	1,468,646

		4,350,907

Personal Products 0.4%
Mead Johnson Nutrition Co., Class A	13,100	550,724

Pharmaceuticals 5.0%
Abbott Laboratories	51,100	2,584,127
Allergan, Inc.	23,150	1,302,187
Bristol-Myers Squibb Co.	24,000	523,200
Johnson & Johnson	30,120	1,778,586
Schering-Plough Corp.	9,300	262,260

		6,450,360

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	9,100	426,335

Road & Rail 0.9%
Con-way, Inc.	35,900	1,184,341

Semiconductors & Semiconductor Equipment 5.0%
Analog Devices, Inc.	10,000	256,300
Avago Technologies Ltd.*	32,545	488,175
Intel Corp.	140,230	2,679,795
Marvell Technology Group Ltd.*	109,050	1,496,166
Silicon Laboratories, Inc.*	25,400	1,064,260
Teradyne, Inc.*	56,900	476,253

		6,460,949

Software 7.2%
McAfee, Inc.*	31,600	1,323,408
Microsoft Corp.	169,120	4,689,698
Oracle Corp.	153,790	3,244,969

		9,258,075

Specialty Retail 3.0%
Aeropostale, Inc.*	30,450	1,142,789
Gap, Inc. (The)	16,050	342,507

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Specialty Retail (continued)

Lowe’s Cos., Inc.	62,800	$1,228,996
Urban Outfitters, Inc.*	35,300	1,107,714

		3,822,006

Tobacco 2.0%
Philip Morris International, Inc.	53,390	2,528,550

Trading Companies & Distributors 0.7%
W.W. Grainger, Inc.	9,420	882,937

Wireless Telecommunication Services 0.1%
NII Holdings, Inc.*	5,150	138,689

Total Common Stocks (cost $115,588,553)		126,579,543

Mutual Fund 1.1%

Money Market Fund 1.1%
Invesco AIM Liquid Assets Portfolio, 0.21% (b)	1,395,546	1,395,546

Total Mutual Fund (cost $1,395,546)		1,395,546

Repurchase Agreement 1.0%

	Principal Amount	Market Value

Morgan Stanley, 0.08%, dated 10/30/09, due 11/02/09, repurchase price $1,249,044, collateralized by U.S. Government Agency Mortgages ranging from 0.00% – 7.00%, maturing 08/01/17 – 11/01/39; total market value of $1,274,026 (c)	$1,249,036	1,249,036

Total Repurchase Agreement (cost $1,249,036)		1,249,036

Total Investments (cost $118,233,135) (d) — 100.4%		129,224,125

Liabilities in excess of other assets — (0.4%)		(570,413)

NET ASSETS — 100.0%		$128,653,712

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $1,197,732.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of October 31, 2009 was $1,249,036.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Growth Fund

Assets:
Investments, at value (cost $116,984,099)*	$127,975,089
Repurchase agreement, at value and cost	1,249,036

Total Investments	129,224,125

Cash	2,205
Interest and dividends receivable	83,102
Security lending income receivable	607
Receivable for investments sold	3,585,137
Receivable for capital shares issued	4,323
Prepaid expenses and other assets	3,575

Total Assets	132,903,074

Liabilities:
Payable for investments purchased	2,691,835
Payable for capital shares redeemed	79,288
Payable upon return of securities loaned (Note 2)	1,249,036
Accrued expenses and other payables:
Investment advisory fees	67,829
Fund administration fees	13,835
Distribution fees	4,400
Administrative servicing fees	20,347
Accounting and transfer agent fees	70,069
Trustee fees	2,274
Custodian fees	6,818
Compliance program costs (Note 3)	885
Professional fees	10,019
Other	32,727

Total Liabilities	4,249,362

Net Assets	$128,653,712

Represented by:
Capital	$234,847,667
Accumulated undistributed net investment income	90,150
Accumulated net realized losses from investment transactions	(117,275,095)
Net unrealized appreciation/(depreciation) from investments	10,990,990

Net Assets	$128,653,712

Net Assets:
Class A Shares	$10,297,135
Class B Shares	1,837,536
Class C Shares	474,424
Class D Shares	115,852,238
Class R2 Shares (a)	190,238
Institutional Service Class Shares	1,068
Institutional Class Shares	1,073

Total	$128,653,712

*	Includes value of securities on loan of $1,197,732 (Note 2)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Nationwide
Growth Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,568,936
Class B Shares	311,931
Class C Shares	80,536
Class D Shares	17,194,487
Class R2 Shares (a)	28,934
Institutional Service Class Shares	158
Institutional Class Shares	159

Total	19,185,141

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.56
Class B Shares (b)	$5.89
Class C Shares (c)	$5.89
Class D Shares	$6.74
Class R2 Shares (a)	$6.57
Institutional Service Class Shares	$6.76
Institutional Class Shares	$6.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.96

Class D Shares	$7.06

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Growth Fund

INVESTMENT INCOME:
Interest income	$1,111
Dividend income	1,670,281
Income from securities lending (Note 2)	1,389
Foreign tax withholding	(970)

Total Income	1,671,811

EXPENSES:
Investment advisory fees	702,473
Fund administration fees	141,400
Distribution fees Class A	23,621
Distribution fees Class B	17,778
Distribution fees Class C	7,849
Distribution fees Class R2 (a)	460
Administrative servicing fees Class A	8,253
Administrative servicing fees Class D	6,611
Registration and filing fees	91,135
Professional fees	22,873
Printing fees	70,469
Trustee fees	8,784
Custodian fees	56,343
Accounting and transfer agent fees	202,731
Compliance program costs (Note 3)	2,990
Other	11,763

Total expenses before earnings credit	1,375,533
Earnings credit (Note 5)	(11,564)

Net Expenses	1,363,969

NET INVESTMENT INCOME	307,842

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(22,813,040)
Net change in unrealized appreciation/(depreciation) from investments	39,628,459

Net realized/unrealized gains from investments	16,815,419

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,123,261

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Operations:
Net investment income	$307,842	$439,605
Net realized losses from investment transactions	(22,813,040)	(20,074,972)
Net change in unrealized appreciation/(depreciation) from investments	39,628,459	(56,754,191)

Change in net assets resulting from operations	17,123,261	(76,389,558)

Distributions to Shareholders From:
Net investment income:
Class A	(2,675)	(24,178)
Class B	–	(683)
Class D	(310,729)	(339,208)
Class R2 (a)	–	(1)
Institutional Service Class	(3)	(3)
Institutional Class	(3)	(3)

Change in net assets from shareholder distributions	(313,410)	(364,076)

Change in net assets from capital transactions	(9,143,972)	(20,385,421)

Change in net assets	7,665,879	(97,139,055)

Net Assets:
Beginning of year	120,987,833	218,126,888

End of year	$128,653,712	$120,987,833

Accumulated undistributed net investment income at end of year	$90,150	$80,189

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,322,686	$5,286,231
Dividends reinvested	2,565	19,422
Cost of shares redeemed (b)	(2,323,668)	(6,938,623)

Total Class A	(998,417)	(1,632,970)

Class B Shares
Proceeds from shares issued	186,500	287,221
Dividends reinvested	–	633
Cost of shares redeemed (b)	(605,858)	(1,118,646)

Total Class B	(419,358)	(830,792)

Class C Shares
Proceeds from shares issued	2,008,653	768,162
Dividends reinvested	–	–
Cost of shares redeemed (b)	(2,163,299)	(2,129,882)

Total Class C	(154,646)	(1,361,720)

Class D Shares
Proceeds from shares issued	2,851,464	5,182,808
Dividends reinvested	301,227	328,100
Cost of shares redeemed (b)	(10,891,682)	(22,070,854)

Total Class D	(7,738,991)	(16,559,946)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Class R2 Shares (a)
Proceeds from shares issued	$175,282	$–
Dividends reinvested	–	1
Cost of shares redeemed	(7,848)	–

Total Class R2	167,434	1

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	3	3
Cost of shares redeemed	–	–

Total Institutional Service Class	3	3

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	3	3
Cost of shares redeemed	–	–

Total Institutional Class	3	3

Change in net assets from capital transactions:	$(9,143,972)	$(20,385,421)

SHARE TRANSACTIONS:
Class A Shares
Issued	234,079	639,018
Reinvested	378	2,550
Redeemed	(413,977)	(888,876)

Total Class A Shares	(179,520)	(247,308)

Class B Shares
Issued	36,073	40,064
Reinvested	–	91
Redeemed	(120,680)	(160,261)

Total Class B Shares	(84,607)	(120,106)

Class C Shares
Issued	420,776	99,100
Reinvested	–	–
Redeemed	(461,469)	(308,471)

Total Class C Shares	(40,693)	(209,371)

Class D Shares
Issued	487,309	645,162
Reinvested	49,720	42,007
Redeemed	(1,893,943)	(2,754,933)

Total Class D Shares	(1,356,914)	(2,067,764)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Class R2 Shares (a)
Issued	30,003	–
Reinvested	–	–
Redeemed	(1,243)	–

Total Class R2 Shares	28,760	–

Institutional Service Class Shares
Issued	–	–
Reinvested	–	–
Redeemed	–	–

Total Institutional Service Class Shares	–	–

Institutional Class Shares
Issued	–	–
Reinvested	–	–
Redeemed	–	–
Total Institutional Class Shares	–	–

Total change in shares:	(1,632,974)	(2,644,549)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Growth Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains (Losses)	Total	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return(a)	Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)
Class A Shares
Year Ended October 31, 2009 (d)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%	$10,297,135	1.46%	(0.02%)	1.46%		164.73%
Year Ended October 31, 2008 (d)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%)	$9,957,021	1.12%	–	1.12%		217.15%
Year Ended October 31, 2007 (d)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%	$18,240,558	1.12%	(0.05%)	1.12%		262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	–	$7.20	7.62%	$12,815,818	1.15%	(0.29%)	1.15%		284.67%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	(0.01)	–	$6.69	10.22%	$29,467,129	1.34%	(0.14%)	1	.34%(e)	281.51%

Class B Shares
Year Ended October 31, 2009 (d)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$1,837,536	2.12%	(0.67%)	2.12%		164.73%
Year Ended October 31, 2008 (d)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%)	$2,039,665	1.81%	(0.67%)	1.81%		217.15%
Year Ended October 31, 2007 (d)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%	$4,288,651	1.81%	(0.72%)	1.82%		262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	–	$6.58	6.99%	$4,444,688	1.80%	(0.94%)	1.80%		284.67%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	–	–	–	$6.15	9.63%	$5,324,797	1.98%	(0.78%)	1	.98%(e)	281.51%

Class C Shares
Year Ended October 31, 2009 (d)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$474,424	2.12%	(0.67%)	2.12%		164.73%
Year Ended October 31, 2008 (d)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%)	$623,431	1.81%	(0.67%)	1.81%		217.15%
Year Ended October 31, 2007 (d)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%	$2,743,798	1.79%	(0.79%)	1.79%		262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	–	$6.58	6.82%	$777,448	1.77%	(0.93%)	1.77%		284.67%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	–	–	–	$6.16	9.61%	$549,708	2.03%	(0.96%)	2	.03%(e)	281.51%

Class D Shares
Year Ended October 31, 2009 (d)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%	$115,852,238	1.13%	0.31%	1.13%		164.73%
Year Ended October 31, 2008 (d)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%)	$108,364,868	0.82%	0.31%	0.82%		217.15%
Year Ended October 31, 2007 (d)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%	$192,849,322	0.81%	0.27%	0.82%		262.81%
Year Ended October 31, 2006	$6.81	–	0.54	0.54	–	–	–	$7.35	7.93%	$182,519,298	0.80%	0.05%	0.80%		284.67%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	(0.02)	–	$6.81	10.74%	$202,682,030	0.99%	0.21%	0	.99%(e)	281.51%

Class R2 Shares (f)
Year Ended October 31, 2009 (d)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%	$190,238	1.60%	(0.30%)	1.60%		164.73%
Year Ended October 31, 2008 (d)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%)	$996	1.48%	(0.36%)	1.48%		217.15%
Year Ended October 31, 2007 (d)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%	$1,602	1.48%	(0.44%)	1.49%		262.81%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	–	–	–	$7.27	7.39%	$1,265	1.28%	(0.47%)	1.28%		284.67%
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63	(0.01)	(0.01)	–	$6.77	10.28%	$1,177	1.29%	(0.14%)	1	.29%(e)	281.51%
Amounts designated as “–” are zero or have been rounded to zero.
(a) Excludes sales charge.
(b) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Per share calculations were performed using average shares method.
(e) There were no fee reductions during the period.
(f) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Growth Fund (Continued)

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains (Losses)	Total	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return(a)	Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)

Institutional Service Class Shares
Year Ended October 31, 2009 (d)	$5.85	0.02	0.91	0.93	(0.02)	(0.02)	–	$6.76	15.56%	$1,068	1.16%	0.28%	1.16%		164.73%
Year Ended October 31, 2008 (d)	$9.36	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.85	(37.36%)	$924	0.74%	0.37%	0.74%		217.15%
Year Ended October 31, 2007 (d)	$7.36	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.36	27.53%	$1,475	0.81%	0.22%	0.81%		262.81%
Year Ended October 31, 2006	$6.82	–	0.54	0.54	–	–	–	$7.36	7.92%	$1,157	0.80%	0.02%	0.80%		284.67%
Year Ended October 31, 2005	$6.19	–	0.65	0.65	(0.02)	(0.02)	–	$6.82	10.55%	$1,071	1.04%	0.11%	1	.04%(e)	281.51%

Institutional Class Shares
Year Ended October 31, 2009 (d)	$5.83	0.02	0.92	0.94	(0.02)	(0.02)	–	$6.75	15.78%	$1,073	1.15%	0.27%	1.15%		164.73%
Year Ended October 31, 2008 (d)	$9.34	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.83	(37.44%)	$928	0.74%	0.37%	0.74%		217.15%
Year Ended October 31, 2007 (d)	$7.34	0.02	2.01	2.03	(0.03)	(0.03)	–	$9.34	27.61%	$1,482	0.81%	0.23%	0.81%		262.81%
Year Ended October 31, 2006	$6.80	–	0.54	0.54	–	–	–	$7.34	7.94%	$1,162	0.79%	0.02%	0.79%		284.67%
Year Ended October 31, 2005	$6.17	–	0.65	0.65	(0.02)	(0.02)	–	$6.80	10.59%	$1,076	1.04%	0.11%	1	.04%(e)	281.51%

Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Fund (Class A at NAV) returned 9.36% versus 9.80% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 907 funds as of October 31, 2009) was 10.82% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Fund performance benefited significantly from stock selection in the financials and industrials sectors. The Fund holdings in Goldman Sachs Group, Inc contributed significantly to the Fund’s performance. Automotive components supplier BorgWarner Inc. also added to performance. Another strong contributor among individual holdings was Cognizant Technology Solutions Corp., a provider of custom information technology consulting and technology services.

What areas of investment detracted from Fund performance?

The most notable individual stock detractor from the Fund’s performance was The Dow Chemical Co. Dow’s stock price fell sharply on the twin concerns that the cyclical downturn would lead to reduced demand for its products, and that Dow’s acquisition of Rohm and Haas Co. was poorly timed and overpriced. The performance weakness for the Fund in health-care stocks was not surprising, given the strength of the recent market rally during the reporting period. Fund holding Gilead Sciences, Inc. did not perform as well as expected, due mainly to concerns about accelerated share loss in Gilead Sciences’ human immunodeficiency virus (HIV) franchise. The Fund’s exposure to Zions Bancorp also was a detractor to Fund performance during the reporting period. Zions’ stock price declined amid continued negative investor sentiment for banks, asset-quality erosion on Zion’s balance sheet and the increasing risk of further credit losses.

What is your outlook for the near term?

The U.S. economy appears to be showing signs of stabilization, and we believe that the U.S. economy is close to reaching a new – albeit lower – equilibrium from which to resume growth. Many companies have benefited during the past year from cost-rationalization, which we would expect to continue in the near term. Nonetheless, as cost cutting slows, corporate earnings growth will rely increasingly on real economic demand, which remains subdued. Markets also have recently been supported by renewed corporate merger-and-acquisition activity, given both the greater confidence of these businesses as well as access to capital markets. The housing market has shown initial signs of life but remains fragile, while unemployment and constrained state budgets will pressure spending.

In our view, further market gains from these current levels will require concrete evidence of a tangible economic recovery, fueling improving sales and earnings at these companies, which would be a very welcome development.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
(Fundamental Sleeve)
Paul Atkinson, Francis Radano III, CFA and Shahreza Yusof
(Quantitative Sleeve)
Joseph A. Cerniglia, CFA and Jarett Fisher, CFA

20 Annual Report 2009

Fund Performance	Nationwide Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	9.36%	-0.50%	-1.39%
	w/SC2	3.09%	-1.67%	-1.98%

Class B	w/o SC1	8.59%	-1.21%	-2.12%
	w/SC3	3.59%	-1.46%	-2.12%

Class C4	w/o SC1	8.69%	-1.21%	-1.97%
	w/SC5	7.69%	-1.21%	-1.97%

Class D	w/o SC1	9.70%	-0.27%	-1.17%
	w/SC6	4.73%	-1.19%	-1.62%

Class R2[4,7,8]		9.08%	-0.68%	-1.42%

Institutional Class[4,7]		9.84%	-0.17%	-1.12%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.04%

Class B	1.73%

Class C	1.73%

Class D	0.78%

Class R2	1.43%

Institutional Class	0.73%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500® Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 21

Shareholder	Nationwide Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Class A Shares	Actual		1,000.00	1,191.40	6.46	1.16
	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.16

Class B Shares	Actual		1,000.00	1,187.70	10.26	1.84
	Hypothetical	[b]	1,000.00	1,015.83	9.45	1.84

Class C Shares	Actual		1,000.00	1,187.10	10.25	1.84
	Hypothetical	[b]	1,000.00	1,015.83	9.45	1.84

Class D Shares	Actual		1,000.00	1,193.60	5.09	0.91
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.91

Class R2 Shares (c)	Actual		1,000.00	1,190.70	7.45	1.35
	Hypothetical	[b]	1,000.00	1,018.40	6.87	1.35

Institutional Class Shares	Actual		1,000.00	1,193.40	5.09	0.77
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.77

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

22 Annual Report 2009

Portfolio Summary	Nationwide Fund
October 31, 2009

Asset Allocation

Common Stocks	98.8%
Mutual Funds	1.6%
Repurchase Agreements	0.9%
Liabilities in excess of other assets	(1	.3)%

	100.0%

Top Industries †

Oil, Gas & Consumable Fuels	9.6%
Computers & Peripherals	4.6%
Food & Staples Retailing	4.5%
Aerospace & Defense	4.3%
Pharmaceuticals	4.2%
Specialty Retail	4.0%
Communications Equipment	3.9%
Food Products	3.8%
Health Care Providers & Services	3.6%
Software	3.2%
Other Industries*	54.3%

100.0%

Top Holdings †

Exxon Mobil Corp.	3.2%
Johnson & Johnson	2.6%
JP Morgan Chase & Co.	2.3%
United Technologies Corp.	2.3%
Cisco Systems, Inc.	2.1%
CVS Caremark Corp.	2.0%
Kellogg Co.	2.0%
Oracle Corp.	1.9%
Philip Morris International, Inc.	1.8%
ITT Corp	1.7%
Other Holdings*	78.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 23

Statement of Investments
October 31, 2009

Nationwide Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 4.4%
Boeing Co. (The)	44,600	$2,131,880
ITT Corp.	235,500	11,939,850
United Technologies Corp.	261,300	16,056,885

		30,128,615

Air Freight & Logistics 0.5%
FedEx Corp.	45,500	3,307,395

Auto Components 0.5%
Autoliv, Inc.	21,500	721,970
BorgWarner, Inc.	99,500	3,016,840

		3,738,810

Beverages 3.1%
Coca-Cola Co. (The)	62,400	3,326,544
Coca-Cola Enterprises, Inc.	88,100	1,680,067
Pepsi Bottling Group, Inc.	83,000	3,107,520
PepsiAmericas, Inc.	87,700	2,564,348
PepsiCo, Inc.	172,400	10,438,820

		21,117,299

Biotechnology 1.9%
Amgen, Inc.*	44,200	2,374,866
Gilead Sciences, Inc.*	258,300	10,990,665

		13,365,531

Capital Markets 3.0%
Charles Schwab Corp. (The)	301,600	5,229,744
Goldman Sachs Group, Inc. (The)	49,210	8,374,066
Morgan Stanley	57,500	1,846,900
State Street Corp.	122,000	5,121,560

		20,572,270

Chemicals 2.4%
E.I. du Pont de Nemours & Co.	70,200	2,233,764
Monsanto Co.	66,000	4,433,880
PPG Industries, Inc.	59,600	3,363,228
Praxair, Inc.	78,600	6,243,984

		16,274,856

Commercial Banks 2.6%
PNC Financial Services Group, Inc.	45,000	2,202,300
Royal Bank of Canada	139,600	7,069,987
Wells Fargo & Co.	314,800	8,663,296

		17,935,583

Communications Equipment 4.0%
Cisco Systems, Inc.*	633,036	14,464,873
Motorola, Inc.	445,700	3,819,649
QUALCOMM, Inc.	216,800	8,977,688

		27,262,210

Computers & Peripherals 4.6%
Apple, Inc.*	27,100	5,108,350
Dell, Inc.*	168,700	2,444,463
EMC Corp.*	493,500	8,127,945
Hewlett-Packard Co.	148,900	7,066,794
International Business Machines Corp.	61,211	7,382,659
NCR Corp.*	158,600	1,609,790

		31,740,001

Consumer Finance 1.3%
American Express Co.	89,000	3,100,760
Capital One Financial Corp.	157,500	5,764,500

		8,865,260

Distributors 0.1%
Genuine Parts Co.	29,200	1,021,708

Diversified Financial Services 3.2%
Bank of America Corp.	328,384	4,787,839
Citigroup, Inc.	311,300	1,273,217
JPMorgan Chase & Co.	389,430	16,266,491

		22,327,547

Diversified Telecommunication Services 2.0%
AT&T, Inc.	153,200	3,932,644
TELUS Corp.	217,749	6,840,061
Verizon Communications, Inc.	95,000	2,811,050

		13,583,755

Electric Utilities 0.4%
Northeast Utilities	104,960	2,419,328

Electrical Equipment 1.2%
Emerson Electric Co.	211,000	7,965,250

Energy Equipment & Services 2.6%
ENSCO International, Inc.	126,800	5,806,172
Halliburton Co.	95,700	2,795,397
Rowan Cos., Inc.	37,100	862,575
Schlumberger Ltd.	141,500	8,801,300

		18,265,444

Food & Staples Retailing 4.5%
Costco Wholesale Corp.	45,300	2,575,305
CVS Caremark Corp.	404,760	14,288,028
Kroger Co. (The)	111,900	2,588,247
Sysco Corp.	265,700	7,027,765
Wal-Mart Stores, Inc.	91,900	4,565,592

		31,044,937

Food Products 3.8%
Archer-Daniels-Midland Co.	89,300	2,689,716

24 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Food Products (continued)

Kellogg Co.	265,500	$13,683,870
Kraft Foods, Inc., Class A	369,200	10,160,384

		26,533,970

Gas Utilities 0.9%
Atmos Energy Corp.	96,700	2,693,095
UGI Corp.	135,300	3,230,964

		5,924,059

Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	168,400	9,103,704
St. Jude Medical, Inc.*	201,416	6,864,257

		15,967,961

Health Care Providers & Services 3.7%
Aetna, Inc.	206,857	5,384,488
Express Scripts, Inc.*	31,300	2,501,496
Henry Schein, Inc.*	44,500	2,350,935
McKesson Corp.	58,200	3,418,086
Quest Diagnostics, Inc.	161,300	9,021,509
UnitedHealth Group, Inc.	103,700	2,691,015

		25,367,529

Hotels, Restaurants & Leisure 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	122,000	3,545,320

Household Durables 1.2%
Black & Decker Corp.	54,500	2,573,490
Toll Brothers, Inc.*	231,900	4,016,508
Whirlpool Corp.	28,000	2,004,520

		8,594,518

Household Products 1.3%
Procter & Gamble Co. (The)	152,210	8,828,180

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)*	156,000	2,038,920

Industrial Conglomerates 2.3%
3M Co.	132,800	9,770,096
General Electric Co.	408,850	5,830,201

		15,600,297

Information Technology Services 2.8%
Alliance Data Systems Corp.*(a)	104,700	5,756,406
Cognizant Technology Solutions Corp., Class A*	240,500	9,295,325
Computer Sciences Corp.*	55,800	2,829,618
SAIC, Inc.*	93,100	1,648,801

		19,530,150

Insurance 2.4%
Aflac, Inc.	100,700	4,178,043
American Financial Group, Inc.	59,700	1,468,620
MetLife, Inc.	198,075	6,740,492
Progressive Corp. (The)*	184,700	2,955,200
Prudential Financial, Inc.	25,800	1,166,934

		16,509,289

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	22,000	2,613,820

Internet Software & Services 1.1%
Google, Inc., Class A*	6,850	3,672,422
Yahoo!, Inc.*	257,800	4,099,020

		7,771,442

Life Sciences Tools & Services 0.4%
Mettler-Toledo International, Inc.*	25,900	2,525,250

Machinery 3.2%
Caterpillar, Inc.	61,100	3,364,166
Cummins, Inc.	63,200	2,721,392
Deere & Co.	158,267	7,209,062
Eaton Corp.	34,800	2,103,660
PACCAR, Inc.	130,400	4,878,264
Trinity Industries, Inc.	108,900	1,838,232

		22,114,776

Media 1.6%
Comcast Corp., Class A	430,400	6,240,800
DISH Network Corp., Class A*	78,800	1,371,120
Walt Disney Co. (The)	115,230	3,153,845

		10,765,765

Metals & Mining 0.2%
Nucor Corp.	38,000	1,514,300

Multiline Retail 0.3%
J.C. Penney Co., Inc.	64,700	2,143,511

Oil, Gas & Consumable Fuels 9.7%
Apache Corp.	118,800	11,181,456
Cabot Oil & Gas Corp.	19,600	754,012
Chevron Corp.	100,282	7,675,584
ConocoPhillips	90,686	4,550,623
EOG Resources, Inc.	71,700	5,855,022
Exxon Mobil Corp.	306,833	21,990,721
Hess Corp.	187,340	10,254,992
Marathon Oil Corp.	30,800	984,676
Murphy Oil Corp.	58,500	3,576,690

		66,823,776

Paper & Forest Products 0.2%
International Paper Co.	65,700	1,465,767

2009 Annual Report 25

Statement of Investments (Continued)
October 31, 2009

Nationwide Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	107,500	$2,343,500
Johnson & Johnson	306,610	18,105,321
Pfizer, Inc.	375,803	6,399,925
Schering-Plough Corp.	74,600	2,103,720

		28,952,466

Professional Services 0.9%
FTI Consulting, Inc.*	151,500	6,182,715

Real Estate Investment Trusts (REITs) 0.2%
Plum Creek Timber Co., Inc. (a)	50,000	1,564,500

Road & Rail 0.9%
Canadian National Railway Co.	127,100	6,131,304

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	529,015	10,109,477
Marvell Technology Group Ltd.*	272,000	3,731,840
Texas Instruments, Inc.	85,400	2,002,630

		15,843,947

Software 3.3%
Cadence Design Systems, Inc.*	310,500	1,897,155
McAfee, Inc.*	105,600	4,422,528
Microsoft Corp.	117,300	3,252,729
Oracle Corp.	617,400	13,027,140

		22,599,552

Specialty Retail 4.0%
Best Buy Co., Inc.	50,400	1,924,272
Lowe’s Cos., Inc.	106,900	2,092,033
Sherwin-Williams Co. (The)	49,300	2,812,072
Staples, Inc.	373,125	8,096,812
TJX Cos., Inc.	221,100	8,258,085
Urban Outfitters, Inc.*	143,200	4,493,616

		27,676,890

Tobacco 1.8%
Philip Morris International, Inc.	264,200	12,512,512

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	65,400	1,937,148

Total Common Stocks (cost $620,112,477)		680,515,433

Mutual Fund 1.6%

Money Market Fund 1.6%
Invesco AIM Liquid Assets Portfolio, 0.21% (b)	11,014,312	11,014,312

Total Mutual Fund (cost $11,014,312)		11,014,312

Repurchase Agreements 0.9%

	Principal Amount	Market Value

Barclays Capital, 0.06%, dated 10/30/09, due 11/02/09, repurchase price $5,000,025, collateralized by U.S. Government Treasury Securities ranging from 0.00% to 4.875%, maturing 01/014/10 – 11/15/21; total market value of $5,100,001(c)	$5,000,000	$5,000,000
Morgan Stanley, 0.08%, dated 10/30/09, due 11/02/09, repurchase price $1,339,812, collateralized by U.S. Government Agency ranging from 0.00%-7.00%, maturing 08/01/17 – 10/01/39; total market value of $1,366,609 (c)	1,339,803	1,339,803

Total Repurchase Agreements (cost $6,339,803)		6,339,803

Total Investments (cost $637,466,592) (d) — 101.3%		697,869,548

Liabilities in excess of other assets — (1.3%)		(8,693,328)

NET ASSETS — 100.0%		$689,176,220

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2009. The total value of securities on loan at October 31, 2009 was $6,019,599.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of October 31, 2009 was $6,339,803.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

26 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Fund

Assets:
Investments, at value (cost $631,126,789) *	$691,529,745
Repurchase agreements, at value and cost	6,339,803

Total Investments	697,869,548

Cash	19,825
Interest and dividends receivable	527,987
Security lending income receivable	1,735
Receivable for capital shares issued	135,986
Prepaid expenses and other assets	23,745

Total Assets	698,578,826

Liabilities:
Payable for investments purchased	1,906,392
Payable for capital shares redeemed	157,660
Payable upon return of securities loaned (Note 2)	6,339,803
Accrued expenses and other payables:
Investment advisory fees	352,989
Fund administration fees	76,609
Distribution fees	18,921
Administrative servicing fees	271,931
Accounting and transfer agent fees	114,377
Trustee fees	12,156
Custodian fees	17,474
Compliance program costs (Note 3)	4,732
Professional fees	53,565
Other	75,997

Total Liabilities	9,402,606

Net Assets	$689,176,220

Represented by:
Capital	$1,083,716,152
Accumulated undistributed net investment income	709,358
Accumulated net realized losses from investment transactions	(455,650,454)
Net unrealized appreciation/(depreciation) from investments	60,402,956
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,792)

Net Assets	$689,176,220

Net Assets:
Class A Shares	61,414,353
Class B Shares	5,707,151
Class C Shares	487,402
Class D Shares	621,559,334
Class R2 Shares (a)	7,001
Institutional Class Shares	979

Total	$689,176,220

*	Includes value of securities on loan of $6,019,599 (Note 2)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 27

Statement of Assets and Liabilities (Continued)

Nationwide
Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	5,337,213
Class B Shares	520,178
Class C Shares	44,498
Class D Shares	54,779,123
Class R2 Shares (a)	616
Institutional Class Shares	86

Total	60,681,714

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.51
Class B Shares (b)	$10.97
Class C Shares (c)	$10.95
Class D Shares	$11.35
Class R2 Shares (a)	$11.37
Institutional Class Shares	$11.38

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.21

Class D Shares	$11.88

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Fund

INVESTMENT INCOME:
Interest income	$1,812
Dividend income	14,534,730
Income from securities lending (Note 2)	76,424
Foreign tax withholding	(107,695)

Total Income	14,505,271

EXPENSES:
Investment advisory fees	3,684,235
Fund administration fees	763,273
Distribution fees Class A	138,245
Distribution fees Class B	58,154
Distribution fees Class C	4,770
Distribution fees Class R2 (a)	30
Administrative servicing fees Class A	35,235
Administrative servicing fees Class D	340,945
Registration and filing fees	81,683
Professional fees	121,167
Printing fees	135,059
Trustee fees	47,264
Custodian fees	132,810
Accounting and transfer agent fees	396,522
Compliance program costs (Note 3)	17,387
Other	34,937

Total expenses before earnings credit	5,991,716
Earnings credit (Note 5)	(25,002)

Net Expenses	5,966,714

NET INVESTMENT INCOME	8,538,557

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(189,187,110)
Net realized losses from foreign currency transactions	(956)

Net realized losses from investment and foreign currency transactions	(189,188,066)

Net change in unrealized appreciation/(depreciation) from investments	234,037,455
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,792)

Net change in unrealized appreciation/(depreciation) from investments	234,035,663

Net realized/unrealized gains from investments and foreign currency transactions	44,847,597

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$53,386,154

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Statements of Changes in Net Assets

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Operations:
Net investment income	$8,538,557	$14,228,720
Net realized losses from investment and foreign currency transactions	(189,188,066)	(250,578,165)
Net change in unrealized appreciation/(depreciation) from investments	234,035,663	(255,356,694)

Change in net assets resulting from operations	53,386,154	(491,706,139)

Distributions to Shareholders From:
Net investment income:
Class A	(835,765)	(850,752)
Class B	(59,291)	(25,191)
Class C	(4,934)	(1,249)
Class D	(10,353,183)	(10,468,230)
Class R2 (a)	(78)	(59)
Institutional Class	(16)	(15)
Net realized gains:
Class A	–	(18,804,898)
Class B	–	(2,650,192)
Class C	–	(131,964)
Class D	–	(180,715,061)
Class R2 (a)	–	(3,453)
Institutional Class	–	(231)

Change in net assets from shareholder distributions	(11,253,267)	(213,651,295)

Change in net assets from capital transactions	(54,752,838)	95,420,536

Change in net assets	(12,619,951)	(609,936,898)

Net Assets:
Beginning of year	701,796,171	1,311,733,069

End of year	$689,176,220	$701,796,171

Accumulated undistributed net investment income at end of year	$709,358	$3,511,352

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,777,854	$7,010,979
Dividends reinvested	813,225	17,083,583
Cost of shares redeemed (b)	(10,064,648)	(21,957,162)

Total Class A	(4,473,569)	2,137,400

Class B Shares
Proceeds from shares issued	541,406	1,160,482
Dividends reinvested	58,859	2,647,950
Cost of shares redeemed (b)	(2,462,201)	(5,208,296)

Total Class B	(1,861,936)	(1,399,864)

Class C Shares
Proceeds from shares issued	152,283	142,838
Dividends reinvested	2,187	68,668
Cost of shares redeemed	(149,253)	(138,977)

Total Class C	5,217	72,529

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2009

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$28,334,107	$46,862,714
Dividends reinvested	9,841,177	182,248,043
Cost of shares redeemed (b)	(86,598,838)	(134,492,011)

Total Class D	(48,423,554)	94,618,746

Class R2 Shares (a)
Proceeds from shares issued	910	9,748
Dividends reinvested	78	270
Cost of shares redeemed	–	(18,538)

Total Class R2	988	(8,520)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	16	245
Cost of shares redeemed (b)	–	–

Total Institutional Class	16	245

Change in net assets from capital transactions:	$(54,752,838)	$95,420,536

SHARE TRANSACTIONS:
Class A Shares
Issued	477,079	444,486
Reinvested	84,190	987,920
Redeemed	(1,031,384)	(1,446,262)

Total Class A Shares	(470,115)	(13,856)

Class B Shares
Issued	57,367	74,662
Reinvested	6,453	159,723
Redeemed	(262,972)	(346,246)

Total Class B Shares	(199,152)	(111,861)

Class C Shares
Issued	15,680	8,778
Reinvested	244	4,150
Redeemed	(14,839)	(9,287)

Total Class C Shares	1,085	3,641

Class D Shares
Issued	2,913,593	2,800,775
Reinvested	1,028,216	10,698,113
Redeemed	(9,101,977)	(8,816,267)

Total Class D Shares	(5,160,168)	4,682,621

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(b)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Statements of Changes in Net Assets (Continued)

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Class R2 Shares (a)
Issued	94	616
Reinvested	8	16
Redeemed	–	(1,174)

Total Class R2 Shares	102	(542)

Institutional Class Shares
Issued	–	–
Reinvested	1	14
Redeemed	–	–

Total Institutional Class Shares	1	14
Total change in shares:	(5,828,247)	4,560,017

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized
			and											Ratio of
			Unrealized										Ratio of Net	Expenses
	Net Asset		Gains						Net			Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net			Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)
Class A Shares
Year Ended October 31, 2009 (d)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%	$61,414,353	1.17%	1.13%	1.17%		145.13%
Year Ended October 31, 2008 (d)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%)	$62,064,995	1.01%	1.14%	1.01%		353.47%
Year Ended October 31, 2007 (d)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%	$124,572,619	0.97%	0.88%	0.97%		373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	–	$20.75	14.65%	$117,938,002	1.04%	0.91%	1.04%		245.80%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	–	$20.94	11.88%	$119,614,916	1.14%	1.64%	1	.14%(e)	145.66%

Class B Shares
Year Ended October 31, 2009 (d)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%	$5,707,151	1.86%	0.50%	1.86%		145.13%
Year Ended October 31, 2008 (d)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%)	$7,336,269	1.73%	0.42%	1.73%		353.47%
Year Ended October 31, 2007 (d)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%	$17,114,110	1.71%	0.14%	1.72%		373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	–	$20.05	13.83%	$20,454,791	1.76%	0.21%	1.76%		245.80%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	–	$20.32	11.09%	$29,959,872	1.79%	0.25%	1	.79%(e)	145.66%

Class C Shares
Year Ended October 31, 2009 (d)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%	$487,402	1.86%	0.43%	1.86%		145.13%
Year Ended October 31, 2008 (d)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%)	$441,929	1.73%	0.43%	1.73%		353.47%
Year Ended October 31, 2007 (d)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%	$817,742	1.71%	0.15%	1.72%		373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	–	$20.03	13.89%	$865,856	1.75%	0.20%	1.75%		245.80%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	–	$20.30	11.04%	$965,423	1.79%	0.27%	1	.79%(e)	145.66%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	There were no fee reductions during this period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

	Operations				Distributions						Ratios / Supplemental Data

			Net Realized
			and											Ratio of
			Unrealized										Ratio of Net	Expenses
	Net Asset		Gains						Net			Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net			Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)		Turnover (c)

Class D Shares
Year Ended October 31, 2009 (d)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%	$621,559,334	0.92%	1.39%	0.92%		145.13%
Year Ended October 31, 2008 (d)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%)	$631,946,652	0.79%	1.36%	0.79%		353.47%
Year Ended October 31, 2007 (d)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%	$1,169,204,760	0.76%	1.08%	0.76%		373.30%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	–	$20.55	14.95%	$1,137,817,209	0.80%	1.14%	0.80%		245.80%
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)	(0.08)	(0.34)	–	$20.76	12.11%	$1,132,192,238	0.85%	1.17%	0	.85%(e)	145.66%

Class R2 Shares
Year Ended October 31, 2009 (d)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%	$7,001	1.37%	0.88%	1.37%		145.13%
Year Ended October 31, 2008 (d)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%)	$5,430	1.22%	0.93%	1.22%		353.47%
Year Ended October 31, 2007 (d)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%	$22,345	1.26%	0.50%	1.26%		373.30%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	–	$20.58	14.71%	$1,398	0.96%	0.93%	0.96%		245.80%
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)	(0.08)	(0.29)	–	$20.78	11.95%	$1,219	0.96%	0.95%	0	.96%(e)	145.66%

Institutional Class Shares
Year Ended October 31, 2009 (d)	$10.56	0.15	0.76	0.91	(0.18)	–	(0.18)	0.09	$11.38	9.84%	$979	0.77%	1.51%	0.77%		145.13%
Year Ended October 31, 2008 (d)	$21.18	0.23	(7.39)	(7.16)	(0.19)	(3.27)	(3.46)	–	$10.56	(39.96%)	$896	0.64%	1.48%	0.64%		353.47%
Year Ended October 31, 2007 (d)	$20.55	0.41	2.70	3.11	(0.23)	(2.25)	(2.48)	–	$21.18	16.52%	$1,493	0.71%	1.98%	0.71%		373.30%
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)	(2.81)	(3.04)	–	$20.55	15.01%	$10,225,801	0.74%	1.11%	0.74%		245.80%
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)	(0.08)	(0.35)	–	$20.76	12.19%	$3,335,277	0.81%	0.81%	0	.81%(e)	145.66%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	There were no fee reductions during this period.

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2009

Nationwide Money Market Fund

Nationwide Asset Management, LLC resigned from this area of asset management, effective April 1, 2009 and, Nationwide Funds hired Federated Investment Management Company (Federated) as subadviser for the Nationwide Money Market Fund, effective April 2, 2009. The commentary reflects the market conditions since Federated has been managing the Fund.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Money Market Fund (Prime Shares) returned 0.19% versus 0.39% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Money Market Funds (consisting of 295 funds as of October 31, 2009) was 0.36% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investments in the banking industry provided the most positive returns for the Fund during the reporting period. Asset-backed commercial paper also was a beneficial area of investment in the Fund’s pursuit of positive relative returns.

What areas of investment detracted from Fund performance?

During the latter half of the reporting period, overnight securities detracted from Fund performance. These securities were generally lower-yielding ones but were required for liquidity.

What is your outlook for the near term?

The liquidity in the marketplace, in terms of both buyers and sellers, is much more stable than it was a year ago at this time and also is demonstrating a more regular flow on a daily basis. The only difference between this year’s liquidity and that of previous years is that the supply of credit is smaller than this supply was before the events of September 2008. This is due in large part to the deep recession that has been affecting the economy for the past year. An economy that is not growing has fewer needs for short-term funding; therefore, the supply is not large. The demand for what is available, however, is strong.

We do not believe that the Federal Reserve Board will begin raising its federal funds target rate until the middle of 2010. Therefore, we expect this low-yield environment to continue through the remainder of 2009. The markets tend to act well in advance of the Federal Reserve, so we could see the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) offer somewhat more value by the end of the year and into early 2010. We do not expect to see a great deal of movement in this area. We believe this recovery will be U-shaped; that is, the yield curve will bounce along at low levels for some time.

Subadviser:
Federated Investment Management Company

2009 Annual Report 35

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return
(For periods ended October 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Prime Class	0.19%	2.88%	2.69%

Institutional Class[1]	0.21%	2.94%	2.74%

Service Class[1,2]	0.15%	2.77%	2.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Not subject to any sales charges.

[2]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Prime	0.67%	0.67%

Institutional Class	0.58%	0.58%

Service Class	0.86%	0.78%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Annual Report 2009

Shareholder	Nationwide Money Market Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Money Market Fund			5/01/09	10/31/09	05/01/09 - 10/31/09[a]	05/01/09 - 10/31/09[a]

Prime Shares	Actual		1,000.00	1,000.00	2.92	0.54
	Hypothetical	[b]	1,000.00	1,022.28	2.96	0.54

Institutional Class Shares	Actual		1,000.00	1,000.10	2.82	0.52
	Hypothetical	[b]	1,000.00	1,022.38	2.85	0.52

Service Class Shares	Actual		1,000.00	1,000.00	3.18	0.55
	Hypothetical	[b]	1,000.00	1,022.03	3.21	0.55

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 37

Portfolio Summary	Nationwide Money Market Fund
October 31, 2009

Asset Allocation

Commercial Paper	60.2%
Certificates of Deposit	14.6%
U.S. Government Mortgage Backed Agencies	14.2%
Mutual Funds	10.0%
Medium Term Notes	1.4%
Liabilities in excess of other assets	(0.4%)

100.0%

Top Industries †

Diversified Financial Services	48.4%
Commercial Banks	14.6%
U.S. Government Agencies	14.1%
Mutual Funds	9.9%
Chemicals	5.2%
Personal Products	2.0%
Food Products	1.9%
Beverages	1.4%
Capital Markets	1.3%
Pharmaceuticals	1.2%

100.0%

Top Holdings †

BlackRock Liquidity Funds TempFund Portfolio, 0.20%	5.0%
BlackRock Liquidity Funds TempCash Portfolio, 0.19%	4.9%
FCAR Owner Trust I, 0.85%, 01/11/10	4.7%
Federal Home Loan Banks, 0.25%, 07/09/10	4.5%
BASF SE, 0.79%, 11/16/09	3.5%
Barton Capital LLC, 0.22%, 11/03/09	3.3%
Calyon NY, 0.28%, 02/01/10	3.1%
Barclays Bank PLC, 0.80%, 01/19/10	2.9%
Fairway Finance Corp., 0.27%, 01/06/10	2.9%
Starbird Funding Corp., 0.20%, 01/21/10	2.9%
Other Holdings	62.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Money Market Fund

Certificates of Deposit 14.6%

	Principal Amount	Market Value

Commercial Banks 14.6%
Banco Bilbao Vizcaya Argentaria SA, 1.06%, 11/02/09	$25,000,000	$25,000,007
Barclays Bank PLC, 0.80%, 01/19/10	65,000,000	65,000,000
Branch Banking 0.60%, 01/04/10	50,000,000	50,004,419
0.65%, 01/04/10	8,000,000	8,000,000
Calyon NY, 0.28%, 02/01/10	70,000,000	70,000,000
Canadian Imperial Bank of Commerce - New York, 0.38%, 03/22/10	26,000,000	26,000,000
Security Life of Denver Insurance Co., 2.50%, 11/12/09	20,000,000	20,000,000
Societe Generale - Paris, 0.48%, 02/11/10	10,000,000	10,000,000
Union Bank, N.A., 0.35%, 11/17/09	50,000,000	50,000,000

Total Certificates of Deposit (cost $324,004,426)		324,004,426

Commercial Paper 60.2%

Beverages 1.4%
Coca-Cola Co. (The) 0.30%, 11/02/09 (a)	24,800,000	24,799,793
0.17%, 11/09/09 (a)	5,200,000	5,199,804

		29,999,597

Capital Markets 1.3%
ING US Funding LLC, 0.38%, 03/15/10	30,000,000	29,957,567

Chemicals 5.2%
BASF SE, 0.79%, 11/16/09 (a)	78,000,000	77,974,301
E.I. du Pont de Nemours & Co. 0.12%, 11/10/09 (a)	6,230,000	6,229,813
0.12%, 11/13/09 (a)	31,650,000	31,648,734

		115,852,848

Diversified Financial Services 47.5%
Atlantic Asset Securitization Corp. LLC
0.22%, 11/04/09 (a)	39,000,000	38,999,285
0.23%, 12/04/09 (a)	46,300,000	46,290,156
0.23%, 01/11/10 (a)	28,000,000	27,987,299
Barton Capital LLC
0.22%, 11/03/09 (a)	74,037,000	74,036,114
0.23%, 12/09/09 (a)	20,057,000	20,052,131
Chariot Funding LLC
0.18%, 11/23/09 (a)	22,613,000	22,610,482
0.22%, 01/05/10 (a)	15,000,000	14,994,042
Danske Corp., 0.28%, 11/06/09 (a)	8,800,000	8,799,658
Edison Asset Securitization LLC
0.32%, 11/02/09 (a)	50,000,000	49,999,556
0.60%, 12/11/09 (a)	40,800,000	40,772,800
0.23%, 01/19/10 (a)	20,000,000	19,989,905
Enterprise Funding Co. LLC
0.20%, 11/18/09 (a)	62,309,000	62,303,029
0.24%, 12/17/09 (a)	50,000,000	49,984,666
Fairway Finance Corp., 0.27%, 01/06/10 (a)	65,000,000	64,967,825
Falcon Asset Securitization, 0.22%, 01/14/10 (a)	60,000,000	59,972,867
FCAR Owner Trust I
1.33%, 11/02/09	8,600,000	8,599,682
0.85%, 01/11/10	105,000,000	104,823,979
General Electric Capital Corp., 0.39%, 12/01/09	10,000,000	9,996,750
Grampian Funding LLC, 0.29%, 11/27/09 (a)	46,500,000	46,490,261
Salisbury Receivables Co. LLC
0.19%, 11/17/09 (a)	32,500,000	32,497,255
0.19%, 12/03/09 (a)	7,000,000	6,998,818
0.19%, 12/08/09 (a)	12,400,000	12,397,579
0.22%, 01/05/10 (a)	6,200,000	6,197,591
0.21%, 01/06/10 (a)	53,000,000	52,979,595
Sheffield Receivables Corp.
0.25%, 11/03/09 (a)	20,000,000	19,999,722
0.21%, 01/07/10 (a)	4,200,000	4,198,359
0.21%, 01/08/10 (a)	4,500,000	4,498,215
0.21%, 01/12/10 (a)	9,000,000	8,996,220
Societe Generale North America, Inc.
0.25%, 12/14/09	37,700,000	37,688,742
0.25%, 02/10/10	12,200,000	12,191,443
Starbird Funding Corp.
0.19%, 12/02/09 (a)	6,000,000	5,999,018
0.20%, 12/03/09 (a)	5,000,000	4,999,111
0.20%, 01/21/10 (a)	64,000,000	63,971,200
Surrey Funding Corp., 0.23%, 01/15/10 (a)	5,000,000	4,997,604
Yorktown Capital LLC, 0.10%, 11/02/09 (a)	2,230,000	2,229,994

		1,052,510,953

Food Products 1.9%
Nestle Capital Corp., 0.12%, 02/02/10 (a)	42,000,000	41,986,980

Personal Products 1.7%
Procter & Gamble International Funding SCA
0.18%, 11/05/09 (a)	2,085,000	2,084,958
0.16%, 11/06/09 (a)	14,000,000	13,999,689
0.23%, 01/06/10 (a)	20,800,000	20,791,229

		36,875,876

Pharmaceuticals 1.2%
Merck & Co., Inc., 0.13%, 12/16/09 (a)	26,900,000	26,895,629

Total Commercial Paper (cost $1,334,079,450)		1,334,079,450

2009 Annual Report 39

Statement of Investments (Continued)
October 31, 2009

Nationwide Money Market Fund (Continued)

Medium Term Notes 1.4%

	Principal Amount	Market Value

Diversified Financial Services 1.1%
General Electric Capital Corp.
0.52%, 05/10/10 (b)	$7,044,000	$6,939,022
0.38%, 10/21/10 (b)	18,085,000	18,064,579

		25,003,601

Personal Products 0.3%
Procter & Gamble International Funding SCA, 0.71%, 02/08/10 (b)	6,000,000	6,000,000

Total Medium Term Notes (cost $31,003,601)		31,003,601

U.S. Government Mortgage Backed Agencies 14.2%

Federal Farm Credit Banks 1.10%, 11/20/09, Series 1 (b)	15,000,000	15,000,000
Federal Home Loan Banks
0.62%, 11/05/09 (b)	20,000,000	20,000,000
1.05%, 02/23/10, Series 1	20,000,000	19,993,705
0.80%, 06/18/10	29,300,000	29,300,000
0.80%, 06/22/10	10,000,000	10,000,000
0.70%, 06/25/10	20,000,000	20,000,000
0.72%, 06/28/10	35,000,000	35,000,000
0.25%, 07/09/10, Series 1 (b)	100,000,000	100,000,000
0.55%, 08/04/10	25,000,000	24,987,294
0.50%, 10/27/10	20,000,000	20,000,000
Federal Home Loan Mortgage Corp. 4.13%, 11/30/09	20,000,000	20,049,569

Total U.S. Government Mortgage Backed Agencies (cost $314,330,568)		314,330,568

Mutual Funds 10.0%

	Shares	Market Value

Money Market Funds 10.0%
BlackRock Liquidity Funds TempCash Portfolio, 0.19% (c)	110,096,804	$110,096,804
BlackRock Liquidity Funds TempFund Portfolio, 0.20% (c)	110,693,915	110,693,915

Total Mutual Funds (cost $220,790,719)		220,790,719

Total Investments (cost $2,224,208,764) (d) — 100.4%		2,224,208,764

Liabilities in excess of other assets — (0.4)%		(8,082,787)

NET ASSETS — 100.0%		$2,216,125,977

(a)	Rule 144A, Section 4(2), which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2009 was $1,130,821,287 which represents 50.84% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2009. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

PLC	Public Limited Company

SA	Stock Company

SCA	Limited partnership with share capital

SE	Sweden

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2009

Statement of Assets and Liabilities
October 31, 2009

Nationwide Money Market Fund

Assets:
Investments, at value (cost $2,224,208,764)	$2,224,208,764
Cash	10,865
Interest and dividends receivable	1,445,472
Receivable for capital shares issued	616,695
Prepaid expenses and other assets	473,448

Total Assets	2,226,755,244

Liabilities:
Payable for capital shares redeemed	9,137,771
Accrued expenses and other payables:
Investment advisory fees	739,882
Fund administration fees	232,976
Distribution fees	1,181
Administrative servicing fees	1,486
Accounting and transfer agent fees	145,576
Trustee fees	22,136
Custodian fees	36,400
Compliance program costs (Note 3)	15,495
Professional fees	193,093
Other	103,271

Total Liabilities	10,629,267

Net Assets	$2,216,125,977

Represented by:
Capital	$2,217,764,120
Accumulated undistributed net investment income	2,789
Accumulated net realized losses from investment transactions	(1,640,932)

Net Assets	$2,216,125,977

Net Assets:
Prime Shares	$597,178,079
Institutional Class Shares	1,609,662,042
Service Class Shares	9,285,856

Total	$2,216,125,977

Shares outstanding (unlimited number of shares authorized):
Prime Shares	597,831,822
Institutional Class Shares	1,610,908,992
Service Class Shares	9,292,535

Total	2,218,033,349

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 41

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Money
Market Fund

INVESTMENT INCOME:
Interest income	$19,058,835
Dividend income	590,920

Total Income	19,649,755

EXPENSES:
Investment advisory fees	9,581,451
Fund administration fees	3,020,613
Distribution fees Service Class	15,815
Administrative servicing fees Prime	596,891
Administrative servicing fees Service Class	22,153
Registration and filing fees	57,984
Professional fees	500,036
Printing fees	231,266
Trustee fees	171,414
Custodian fees	174,362
Accounting and transfer agent fees	285,029
Compliance program costs (Note 3)	44,023
Treasury guarantee fees (Note 9)	888,869
Other	196,613

Total expenses before earnings credit and reimbursed/waived expenses	(15,786,519)
Distribution fees voluntarily waived — Service Class (Note 3)	(13,286)
Earnings credit (Note 5)	(17,091)
Investment advisory fees voluntarily waived (Note 3)	(1,106,120)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(467,928)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(17,552)
Expenses reimbursed by adviser	(188)

Net Expenses	14,164,354

NET INVESTMENT INCOME	5,485,401

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	7,072

Net realized/unrealized gains from investments	7,072

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,492,473

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Money Market Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$5,485,401	$59,782,374
Net realized gains (losses) from investment transactions	7,072	(1,634,055)

Change in net assets resulting from operations	5,492,473	58,148,319

Distributions to Shareholders From:
Net investment income:
Prime Class	(1,279,296)	(15,333,057)
Institutional Class	(4,185,300)	(44,205,350)
Service Class	(18,532)	(249,109)

Change in net assets from shareholder distributions	(5,483,128)	(59,787,516)

Change in net assets from capital transactions	(405,593,839)	648,053,627

Change in net assets	(405,584,494)	646,414,430

Net Assets:
Beginning of year	2,621,710,471	1,975,296,041

End of year	2,216,125,977	$2,621,710,471

Accumulated undistributed net investment income at end of year	$2,789	$516

CAPITAL TRANSACTIONS:
Prime Class Shares
Proceeds from shares issued	$321,349,097	$520,543,492
Dividends reinvested	1,260,567	15,022,900
Cost of shares redeemed	(384,612,896)	(377,327,006)

Total Prime Class	(62,003,232)	158,239,386

Institutional Class Shares
Proceeds from shares issued	364,746,188	929,736,576
Dividends reinvested	4,185,230	44,205,350
Cost of shares redeemed	(709,325,251)	(487,651,922)

Total Institutional Class	(340,393,833)	486,290,004

Service Class Shares
Proceeds from shares issued	5,168,737	7,533,395
Dividends reinvested	18,532	248,129
Cost of shares redeemed	(8,384,043)	(4,257,287)

Total Service Class	(3,196,774)	3,524,237

Change in net assets from capital transactions:	$(405,593,839)	$648,053,627

SHARE TRANSACTIONS:
Prime Class Shares
Issued	321,349,097	520,543,492
Reinvested	1,260,567	15,022,900
Redeemed	(384,612,894)	(377,327,006)

Total Prime Class Shares	(62,003,230)	158,239,386

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	364,746,188	929,736,576
Reinvested	4,185,230	44,205,350
Redeemed	(709,325,251)	(487,651,922)

Total Institutional Class Shares	(340,393,833)	486,290,004

Service Class Shares
Issued	5,168,737	7,533,395
Reinvested	18,532	248,129
Redeemed	(8,384,043)	(4,257,287)

Total Service Class Shares	(3,196,774)	3,524,237

Total change in shares:	(405,593,837)	648,053,627

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

	Operations			Distributions			Ratios / Supplemental Data

													Ratio of
	Net										Ratio of	Ratio of Net	Expenses
	Asset						Net				Expenses	Investment	(Prior to
	Value,					Capital	Asset				to	Income	Reimbursements)
	Beginning	Net	Total	Net		Contributions	Value,			Net Assets	Average	to Average	to Average
	of	Investment	from	Investment	Total	from	End	Total		at End	Net	Net	Net
	Period	Income	Operations	Income	Distributions	Adviser	of Period	Return		of Period	Assets	Assets	Assets (a)

Prime Class Shares
Year Ended October 31, 2009(b)	$1.00	–	–	–	–	–	$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–(c)	$1.00	2	.65%(d)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.35%		$359,066,782	0.59%	4.27%	0	.59%(e)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2.36%		$334,991,393	0.60%	2.31%	0	.60%(e)

Institutional Class Shares
Year Ended October 31, 2009(b)	$1.00	–	–	–	–	–	$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–(c)	$1.00	2	.73%(d)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.40%		$1,271,826,097	0.54%	4.32%	0	.54%(e)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2.41%		$1,525,486,972	0.55%	2.40%	0	.55%(e)

Service Class Shares
Year Ended October 31, 2009(b)	$1.00	–	–	–	–	–	$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–(c)	$1.00	2	.57%(d)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.17%		$9,900,895	0.75%	4.14%	0.80%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2.21%		$6,709,751	0.75%	2.30%	0.88%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculation were performed using average shares method.
(c)	The amount is less than $0.005 per share.
(d)	Includes payment from the Investment Adviser, which increased total return by 0.26% (Note 3).
(e)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 45

Notes to Financial Statements
October 31, 2009

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth”)
-	Nationwide Fund (“Nationwide”)
-	Nationwide Money Market Fund (“Money Market”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments of Money Market are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security.

46 Annual Report 2009

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time (i.e., a “subsequent event”). Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Funds that hold foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances describes below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of October 31, 2009 are noted on the Statement of Investments.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

2009 Annual Report 47

Notes to Financial Statements (Continued)
October 31, 2009

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

Nationwide Growth Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$126,579,543	$–	$–	$126,579,543

Mutual Fund	1,395,546	–	–	1,395,546

Repurchase Agreement	–	1,249,036	–	1,249,036

Total	$127,975,089	$1,249,036	$–	$129,224,125

Nationwide Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$680,515,433	$–	$–	$680,515,433

Mutual Funds	11,014,312	–	–	11,014,312

Repurchase Agreements	–	6,339,803	–	6,339,803

Total	$691,529,745	$6,339,803	$–	$697,869,548

Nationwide Money Market Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Certificates of Deposit	$–	$324,004,426	$–	$324,004,426

Commercial Paper	–	1,334,079,450	–	1,334,079,450

Medium Term Notes	–	31,003,601	–	31,003,601

Mutual Funds	220,790,719	–	–	220,790,719

U.S. Government Mortgage Backed Agencies	–	314,330,568	–	314,330,568

Total	$220,790,719	$2,003,418,045	$–	$2,224,208,764

Amounts designated as “–” are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

48 Annual Report 2009

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Securities Lending

To generate additional income, each Fund, with the exception of Money Market, may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2009, the Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Growth	$1,197,732	$1,249,036

Nationwide	6,019,599	6,339,803

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Growth and Nationwide and are declared daily and paid monthly for Money Market. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(f)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S.

2009 Annual Report 49

Notes to Financial Statements (Continued)
October 31, 2009

Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series within the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for each of the Funds.

The subadviser for each Fund is as follows:

Fund	Subadviser

Growth	Aberdeen Asset Management, Inc. (“Aberdeen”)

Nationwide	Aberdeen

Money Market	Nationwide Asset Management, LLC (“NWAM”) (a) Federated Investment Management Company (“Federated”) (b)

(a)	NWAM, an affiliate of NFA, was subadviser to Money Market through April 1, 2009.

(b)	Federated became subadviser to Money Market effective April 2, 2009.

50 Annual Report 2009

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2009, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Growth and Nationwide	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%

Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $3,313,796, of which $499,897 was paid to affiliated subadvisers, for the year ended October 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits Money Market’s operating expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

Money Market	Institutional Class	0.59%

	Service Class (a)	0.59%

	Prime	0.59%

(a)	Effective February 28, 2009, the Fund Operating Expenses of this class of Money Market will be limited to 0.75%, including the class’s Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Service Plan.

NFA may request and receive reimbursement from Money Market for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of October 31, 2008, the cumulative potential reimbursements of the following Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

Amount
Fiscal Year
Fund	2009

Money Market	$188

2009 Annual Report 51

Notes to Financial Statements (Continued)
October 31, 2009

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds do not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2 (formerly Class R), Prime Shares, Service Class, and Institutional Service Class shares of each of the Funds, as applicable.

For the year ended October 31, 2009, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Growth	$11,043

Nationwide	337,552

Money Market	619,044

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2009, the Funds’ portion of such costs amounted to $64,400.

52 Annual Report 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares*	Shares

Growth	0.25%	1.00%	1.00%	0.50%	N/A

Nationwide	0.25%	1.00%	1.00%	0.50%	N/A

Money Market	N/A	N/A	N/A	N/A	0.15%

*	Formerly Class R Shares

N/A	– Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC fee of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2009, NFD received commissions of $151,697 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $136,314 was re-allowed to affiliated broker-dealers of the Funds.

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from Money Market. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $81,133,320, of which $4,721,166 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

On October 9, 2008, NWAM made a contribution of $600,000 to the capital of Money Market in connection with a $600,000 realized loss on the sale of securities.

During the year ended October 31, 2009, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $1,106,120. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $13,286. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $485,480. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD or NFS represents that any of these voluntary waivers will be continued or repeated.

4. Short-term Trading Fees

The Funds (except for Money Market) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund class and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

2009 Annual Report 53

Notes to Financial Statements (Continued)
October 31, 2009

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

						Institutional
Fund	Class A	Class B	Class C	Class D	Class R2*	Service Class	Institutional Class

Growth	$427	$9	$520	$436	$–	$–	$–

Nationwide	308	72	–	1,389	–	N/A	8

*	Formerly Class R Shares

For the year ended October 31, 2008, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

						Institutional
Fund	Class A	Class B	Class C	Class D	Class R2*	Service Class	Institutional Class

Growth	$1,134	$16	$36	$3,216	$–	$–	$–

Nationwide	1,340	99	–	2,627	–	N/A	–

*	Formerly Class R Shares

N/A	– Not Applicable

Amounts designated as “–” are zero or have been rounded to zero.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

54 Annual Report 2009

6. Investment Transactions

For the year ended October 31, 2009, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Growth	$191,536,959	$201,347,146

Nationwide	905,536,454	955,197,676

For the year ended October 31, 2009, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Money Market	$737,959,049	$–

Amounts designated as “–” are zero or have been rounded to zero.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

In response to credit market instability, on September 22, 2008 the United States Department of the Treasury (the “Treasury Department”) made available certain funds from its Exchange Stabilization Fund on a temporary basis to assist money market funds in paying their shareholders $1.00 per share upon redemption of fund shares. The Treasury Department’s Temporary Guarantee for Money Market Funds (the “Program”), which was extended several times and expired on September 19, 2009, was limited to assets in money market funds as of the close of business on September 19, 2008 and to shareholders of record as of that date. Participating money market funds were required to make premium payments to participate in the Program. The guarantee would be triggered if a participating money market fund were to be liquidated within thirty days of its net asset value per share falling below $0.995. Upon such a fund’s liquidation, the Program would make up the difference between the liquidation net asset value per share and $1.00.

Board of Trustees approved the participation of Money Market in the Program’s initial term and in each extension of the Program. During the year ended October 31, 2009, Money Market paid total premiums to participate in the Program equivalent to 0.04% of Money Market’s NAV as of September 19, 2008.

On October 10, 2008, the Securities and Exchange Commission issued a no-action relief letter, which expired on January 12, 2009, to the Investment Company Institute to temporarily allow money market funds to value certain securities at amortized cost for shadow pricing purposes (the process of periodically comparing a fund’s amortized cost valuations to valuations derived by reference to available market quotations) under Rule 2a-7 of the 1940 Act. The relief was limited to first tier securities with maturities of 60 days or less that a money market fund reasonably expects to hold to maturity. On October 22, 2008, the Board approved a new valuation methodology, pursuant to which the new amortized cost valuation was first applied to the assets of Money Market on October 22, 2008, in accordance with this no-action relief. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

2009 Annual Report 55

Notes to Financial Statements (Continued)
October 31, 2009

As of October 31, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Nationwide	24.14%	2

Money Market	67.25	2

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from
		Net Long-		Total
		Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Growth	$313,410	$–	$313,410	$313,410

Nationwide	11,253,267	–	11,253,267	11,253,267

Money Market	5,483,128	–	5,483,128	5,483,128

Amounts designated as “–” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

	Distributions paid from
		Net Long-		Total
	Ordinary	Term	Total Taxable	Distributions
Fund	Income	Capital Gains	Distributions	Paid

Growth	$364,076	$–	$364,076	$364,076

Nationwide	151,311,694	62,339,601	213,651,295	213,651,295

Money Market	59,787,516	–	59,787,516	59,787,516

Amounts designated as “–” are zero or have been rounded to zero.

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth	$–	$90,150	$–	$90,150	$–	$(111,806,850)	$5,522,745	$(106,193,955)

Nationwide	–	709,358	–	709,358	–	(420,518,855)	25,269,565	(394,539,932)

Money Market	–	2,789	–	2,789	–	(1,640,932)	–	(1,638,143)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “–” are zero or have been rounded to zero.

56 Annual Report 2009

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation /
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$123,701,380	$8,312,995	$(2,790,250)	$5,522,745

Nationwide	672,598,191	67,485,227	(42,213,870)	25,271,357

Money Market	2,224,208,764	–	–	–

Amounts designated as “–” are zero or have been rounded to zero.

As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Fund	Amount	Expires

Growth	$73,289,564	2010

Growth	16,123,790	2016

Growth	22,393,496	2017

Nationwide	214,082,671	2016

Nationwide	206,436,184	2017

Money Market	922	2010

Money Market	951	2012

Money Market	1,927	2013

Money Market	1,715	2014

Money Market	1,362	2015

Money Market	1,634,055	2016

10. Subsequent Events

The Funds have adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Funds have evaluated subsequent events through December 24, 2009, which is the date these financial statements were issued.

2009 Annual Report 57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Growth Fund, Nationwide Fund and Nationwide Money Market Fund (three series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 24, 2009

58 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Growth	100%

Nationwide	100%

2009 Annual Report 59

Management Information
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
	Position(s)		Portfolios in the
	Held with the		Nationwide Fund
	Trust and		Complex
Name and	Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	93	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	93	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	93	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	93	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	93	None

60 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s)		Portfolios in the
	Held with the		Nationwide Fund
	Trust and		Complex
Name and	Length of	Principal Occupation(s)	Overseen	Other Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	93	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			93	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	93	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

2009 Annual Report 61

Management Information (Continued)
October 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund and		Fund Complex	Other
Name and	Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	Time Served[1]	During Past 5 Years [2]	Trustee	Held by Trustee[4]

Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

62 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund and		Fund Complex	Other
Name and	Length of	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	Time Served[1]	During Past 5 Years [2]	Trustee	Held by Trustee[4]

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3]	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 63

P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

AR-CORE2 12/09

Nationwide Mutual Funds
AnnualReport
October 31, 2009

Target Destination Funds
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

AnnualReport
October 31, 2009

Contents

1	Message to Shareholders

Target Destination Funds
5	Nationwide Destination 2010 Fund
19	Nationwide Destination 2015 Fund
33	Nationwide Destination 2020 Fund
47	Nationwide Destination 2025 Fund
61	Nationwide Destination 2030 Fund
75	Nationwide Destination 2035 Fund
89	Nationwide Destination 2040 Fund
103	Nationwide Destination 2045 Fund
117	Nationwide Destination 2050 Fund
131	Nationwide Retirement Income Fund

144	Notes to Financial Statements

154	Report of Independent Registered Public Accounting Firm

155	Supplemental Information

156	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
October 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who arguably exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, have resulted in widespread distrust of the financial system. The current easy access to capital and the potential longer-term issue of unprecedented deficits have caused the once over-leveraged private economy to be replaced by public financing. While we believe the worst of the crisis is over, some uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil financial market stability.

On April 30, 2009, I wrote to you “...the market has shown some signs of cautious rebounding.” In fact, the stock market run has outstripped the expectations of all market prognosticators. From March 9, 2009, through October 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 34%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings, inexpensive capital and an accommodating monetary policy may provide additional explanation for the current exuberance. These current events, however, do not appear quite so positive when examined more closely. Corporate earnings have largely been driven by (a) reductions in inventory achieved through reductions in capacity and (b) productivity gains accomplished by worker reductions and layoffs.

Our opinion is that amid the recent good news, there is cause for caution. First and foremost, cheap capital has led the markets straight back to risk-taking behavior. As a society, we haven’t displayed greater financial literacy and don’t appear to have learned any financial lessons well. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memories has the future direction of the economy and the financial markets been so unclear. Our reaction to this environment is to remain vigilant against anticipated and unanticipated risks, stay focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Mutual Funds

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when

2 Annual Report 2009

redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Dow Jones (DJ) Target Date Indexes (through October 1, 2009): This series of unmanaged, portfolio-based, asset-class-weighted indexes consists of composites of subindexes that represent the three major asset classes – stocks, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class.

Dow Jones-UBS Commodity Indexsm: An unmanaged, rolling commodities index that comprises futures contracts on physical commodities traded on U.S. exchanges; serves as a liquid, diversified benchmark for the commodities asset class.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morningstar® (Mstar) Lifetime Allocation Indexes (as of September 30, 2009): A family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

Sales Charge and Fee Information

•	Nationwide Destination 2010 Fund
•	Nationwide Destination 2015 Fund
•	Nationwide Destination 2020 Fund
•	Nationwide Destination 2025 Fund
•	Nationwide Destination 2030 Fund
•	Nationwide Destination 2035 Fund
•	Nationwide Destination 2040 Fund
•	Nationwide Destination 2045 Fund
•	Nationwide Destination 2050 Fund
•	Nationwide Retirement Income Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2009.

At the beginning of the annual reporting period, U.S. equity markets seemed to be entering one of the worst declines since the Great Depression. The recessionary environment was fueled by the recent failures of several prominent U.S. financial institutions. Further eroding confidence in the equity markets were the U.S. government’s takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market) and the implementation of government-sponsored bailout programs. This resulted in double-digit declines in nearly all segments of the investment market as well as increased volatility throughout the first four months of the reporting period.

After hitting a low point on March 9, 2009, the stock market began a steady climb with the Standard & Poor’s 500® (S&P 500) Index and the Russell 2000® Index rising 55% and 66%, respectively, through the end of the reporting period. Leading the recovery were the economically sensitive sectors – consumer discretionary, energy and materials. Money market fund flows decreased and flows into equity mutual funds increased during the period as investors seemed to embrace a renewed appetite for risk. In the fixed-income markets, the lower-quality sectors also rallied during the reporting period. CCC-rated bonds, as measured by the Merrill Lynch U.S. High Yield Index, rose more than 73% during the reporting period, while U.S. Treasuries, as measured by the Merrill Lynch U.S. Treasury Master Index, rose only 6%.

Large-capitalization U.S. equities, as measured by the large-cap S&P 500 Index, rose 9.80% for the reporting period as markets rallied in the second half, reversing the downswings that occurred at the beginning of the period. Mid-cap U.S. equities, the best-performing segment, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, rose 18.18%, and small-cap U.S. equities, as measured by the Russell 2000 Index, increased 6.46%.

In general, international stocks outperformed U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained more than 27% for the reporting period. Emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, increased more than 64% for the reporting period, with this positive return coming after the March 9 market low.

As mentioned above, returns were mixed for fixed-income investors. The broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) gained nearly 14%. As liquidity improved in the credit markets, spread sectors (i.e., non-Treasuries) outperformed Treasuries, which were the top performers during the prior annual reporting period. Investment-grade corporates, as measured by the Merrill Lynch U.S. Corporate A-Aaa Index were up slightly more than 26%, and mortgages securities, as measured by the Merrill Lynch Mortgage Master Index were up 12%.

4 Annual Report 2009

Nationwide Destination 2010 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2010 Fund (Class A at NAV) returned 12.58% versus 17.87% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index, and 15.83% for its former benchmark, the Dow Jones (DJ) Target 2010 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 179 funds as of October 31, 2009) was 16.31% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The iShares Barclays TIPS Bond Fund ETF and the Nationwide International Index Fund (underlying funds with allocations within the Fund of approximately 14% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 17.03% and 24.93%, respectively, during the reporting period. Concerns about the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%.

What areas of investment detracted from Fund performance?

The Nationwide Money Market Fund returned only 0.21% and the Credit Suisse Commodity Strategy Return Fund returned 1.02% (with allocations to the Fund of approximately 5% and 3%, respectively). Yields on money funds continued to be microscopic due to the effect of the low- interest-rate environment on high quality, ultra-short-term investments. Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

 * The benchmark for the Nationwide Destination 2010 Fund changed from the Dow Jones (DJ) Target 2010 Index to the Morningstar (Mstar) Lifetime Moderate 2010 Index effective as of September 30, 2009.

2009 Annual Report 5

Nationwide Destination 2010 Fund (Continued)

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2010 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	23%	9.55%

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	13.22%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Fund (ETF)	14%	17.03%

International Stocks	Nationwide International Index Fund	10%	24.93%

Short-Term Bonds	Vanguard Short Term Bond Fund (ETF)	9%	8.57%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	7%	17.77%

International Bonds	Oppenheimer International Bond Fund	6%	26.06%

Money Market Investments	Nationwide Money Market Fund	5%	0.21%

Small-Cap Stocks	Nationwide Small Cap Index Fund	3%	6.51%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	3%	1.02%

High-Yield Bonds	T. Rowe Price High Yield Bond Fund	2%	34.94%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	1%	60.06%

Domestic REITs	Vanguard REIT Fund (ETF)	1%	1.83%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund (ETF)	1%	31.18%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	12.58%	-5.62%
	w/SC3	6.15%	-8.16%

Class C	w/o SC2	11.87%	-6.28%
	w/SC4	10.87%	-6.28%

Institutional Service Class[5]		12.92%	-5.51%

Institutional Class[5]		13.04%	-5.29%

Class R1[5]		12.10%	-6.12%

Class R2[5]		12.14%	-5.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.01%

Class C	1.66%

Class R1	1.43%

Class R2	1.34%

Institutional Service Class	0.84%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Dow Jones Target 2010 Index(a), the Barclays Capital U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Barclays Capital U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	Nationwide Destination 2010 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Destination			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
2010 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,141.10	4.48	0.85
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.85

Class C Shares	Actual		1,000.00	1,138.40	7.17	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33

Class R1 Shares	Actual		1,000.00	1,137.90	6.63	1.31
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.31

Class R2 Shares	Actual		1,000.00	1,138.70	5.82	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08

Institutional Service Class	Actual		1,000.00	1,142.50	2.70	0.43
Shares	Hypothetical	[c]	1,000.00	1,022.68	2.55	0.43

Institutional Class Shares	Actual		1,000.00	1,143.60	1.78	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	Nationwide Destination 2010 Fund
October 31, 2009

Asset Allocation

Equity Funds	48.2%
Fixed Income Funds	46.9%
Money Market Fund	5.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	22.6%
Nationwide Bond Index Fund, Institutional Class	15.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	14.4%
Nationwide International Index Fund, Institutional Class	9.9%
Vanguard Short-Term Bond Fund	9.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.7%
Oppenheimer International Bond Fund, Class Y	6.1%
Nationwide Money Market Fund, Institutional Class	5.0%
Credit Suisse Commodity Return Strategy Fund	3.2%
Nationwide Small Cap Index Fund, Institutional Class	2.8%
Other Holdings	5.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2010 Fund

Mutual Funds 73.7%

	Shares	Market Value

Equity Funds 45.3%
Credit Suisse Commodity Return Strategy Fund	82,003	$708,503
Nationwide International Index Fund, Institutional Class (a)	317,588	2,181,832
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	135,218	1,476,586
Nationwide S&P 500 Index Fund, Institutional Class (a)	574,566	4,998,725
Nationwide Small Cap Index Fund, Institutional Class (a)	71,345	615,704

Total Equity Funds (cost $8,568,119)		9,981,350

Fixed Income Funds 23.4%
Nationwide Bond Index Fund, Institutional Class (a)	300,177	3,358,981
Oppenheimer International Bond Fund, Class Y	206,338	1,349,452
T. Rowe Price High Yield Bond Fund	49,456	451,531

Total Fixed Income Funds (cost $4,865,537)		5,159,964

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $1,111,855)	1,111,855	1,111,855

Total Mutual Funds (cost $14,545,511)		16,253,169

Exchange Traded Funds 26.4%

	Shares	Market Value

Equity Funds 2.9%
SPDR Dow Jones Wilshire International Real Estate Fund	6,281	216,632
Vanguard Emerging Markets Fund	5,805	218,268
Vanguard REIT Fund	5,322	210,645

Total Equity Funds (cost $461,310)		645,545

Fixed Income Funds 23.5%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	30,423	3,164,296
Vanguard Short-Term Bond Fund	25,103	2,009,746

Total Fixed Income Funds (cost $5,050,630)		5,174,042

Total Exchange Traded Funds (cost $5,511,940)		5,819,587

Total Investments (cost $20,057,451) (c) — 100.1%		22,072,756

Liabilities in excess of other assets — (0.1)%		(23,763)

NET ASSETS — 100.0%		$22,048,993

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2010
Fund

Assets:
Investments in affiliates, at value (cost $12,310,195)	$13,743,683
Investments in non-affiliates, at value (cost $7,747,256)	8,329,073

Total Investments	22,072,756

Receivable for investments sold	39,401
Receivable for capital shares issued	3,020
Prepaid expenses and other assets	170

Total Assets	22,115,347

Liabilities:
Payable for investments purchased	14,596
Payable for capital shares redeemed	34,183
Cash overdraft	1,720
Accrued expenses and other payables:
Investment advisory fees	6,249
Distribution fees	7,432
Administrative servicing fees	2,174

Total Liabilities	66,354

Net Assets	$22,048,993

Represented by:
Capital	$21,900,852
Accumulated undistributed net investment income	14,303
Accumulated net realized losses from investment transactions	(1,881,467)
Net unrealized appreciation/(depreciation) from investments in affiliates	1,433,488
Net unrealized appreciation/(depreciation) from investments in non-affiliates	581,817

Net Assets	$22,048,993

Net Assets:
Class A Shares	$3,447,411
Class C Shares	77,251
Class R1 Shares	2,562,514
Class R2 Shares	12,117,057
Institutional Service Class Shares	888
Institutional Class Shares	3,843,872

Total	$22,048,993

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	415,300
Class C Shares	9,331
Class R1 Shares	309,332
Class R2 Shares	1,462,809
Institutional Service Class Shares	107
Institutional Class Shares	462,546

Total	2,659,425

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Nationwide
Destination 2010
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.30
Class C Shares (a)	$8.28
Class R1 Shares	$8.28
Class R2 Shares	$8.28
Institutional Service Class Shares	$8.30
Institutional Class Shares	$8.31

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2010
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$251,099
Dividend income from non-affiliates	218,057

Total Income	469,156

EXPENSES:
Investment advisory fees	51,138
Distribution fees Class A	5,140
Distribution fees Class C	400
Distribution fees Class R1	11,906
Distribution fees Class R2	45,441
Administrative servicing fees Class A	5,140
Administrative servicing fees Class R1	4,580
Administrative servicing fees Class R2	22,719

Net Expenses	146,464

NET INVESTMENT INCOME	322,692

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	170,652
Net realized gain distributions from underlying non-affiliated funds	3,958
Net realized losses from investment transactions with affiliates	(1,424,111)
Net realized losses from investment transactions with non-affiliates	(382,678)

Net realized losses from affiliated and non-affiliated investments	(1,632,179)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,776,128
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,130,194

Net change in unrealized appreciation/(depreciation) from investments	3,906,322

Net realized/unrealized gains from affiliated and non-affiliated investments	2,274,143

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,596,835

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$322,692	$119,889
Net realized losses from investment transactions	(1,632,179)	(198,636)
Net change in unrealized appreciation/(depreciation) from investments	3,906,322	(1,941,842)

Change in net assets resulting from operations	2,596,835	(2,020,589)

Distributions to Shareholders From:
Net investment income:
Class A	(45,028)	(5,614)
Class C	(775)	(18)
Class R1	(35,172)	(11,486)
Class R2	(177,684)	(60,713)
Institutional Service Class	(22)	(26)
Institutional Class	(65,634)	(32,034)
Net realized gains:
Class A	(2,080)	(32)
Class C	(4)	(3)
Class R1	(5,819)	(3)
Class R2	(32,152)	(356)
Institutional Service Class	(4)	(3)
Institutional Class	(6,543)	(2,906)

Change in net assets from shareholder distributions	(370,917)	(113,194)

Change in net assets from capital transactions	11,004,764	9,801,867

Change in net assets	13,230,682	7,668,084

Net Assets:
Beginning of year	8,818,311	1,150,227

End of year	$22,048,993	$8,818,311

Accumulated undistributed net investment income at end of year	$14,303	$13,769

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,136,995	$975,476
Dividends reinvested	47,108	5,646
Cost of shares redeemed	(595,155)	(490,587)

Total Class A	2,588,948	490,535

Class C Shares
Proceeds from shares issued	70,227	–
Dividends reinvested	779	21
Cost of shares redeemed	(3,011)	–

Total Class C	67,995	21

Class R1 Shares
Proceeds from shares issued	1,834,881	1,661,505
Dividends reinvested	40,991	11,488
Cost of shares redeemed	(706,768)	(208,129)

Total Class R1	1,169,104	1,464,864

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,138,897	$8,625,649
Dividends reinvested	209,836	61,069
Cost of shares redeemed	(1,695,412)	(1,138,307)

Total Class R2	4,653,321	7,548,411

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	26	29
Cost of shares redeemed	–	–

Total Institutional Service Class	26	29

Institutional Class Shares
Proceeds from shares issued	3,502,179	286,420
Dividends reinvested	72,177	34,940
Cost of shares redeemed	(1,048,986)	(23,353)

Total Institutional Class	2,525,370	298,007

Change in net assets from capital transactions:	$11,004,764	$9,801,867

SHARE TRANSACTIONS:
Class A Shares
Issued	435,396	100,000
Reinvested	6,151	603
Redeemed	(77,481)	(50,141)

Total Class A Shares	364,066	50,462

Class C Shares
Issued	9,496	–
Reinvested	101	2
Redeemed	(368)	–

Total Class C Shares	9,229	2

Class R1 Shares
Issued	244,981	178,490
Reinvested	5,426	1,246
Redeemed	(94,679)	(26,232)

Total Class R1 Shares	155,728	153,504

Class R2 Shares
Issued	832,814	941,223
Reinvested	27,788	6,562
Redeemed	(226,113)	(126,943)

Total Class R2 Shares	634,489	820,842

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

	Nationwide Destination 2010 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	–	–
Reinvested	4	3
Redeemed	–	–

Total Institutional Service Class Shares	4	3

Institutional Class Shares
Issued	462,403	29,444
Reinvested	9,410	3,594
Redeemed	(140,377)	(2,460)

Total Institutional Class Shares	331,436	30,578

Total change in shares:	1,494,952	1,055,391

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and								Ratio of	Ratio of Net	Expenses
	Net Asset		Unrealized								Expenses	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	to Average	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	Net	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gain	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Net assets (c)	Net assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%	$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%	$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Year Ended October 31, 2009 (f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%	$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Year Ended October 31, 2009 (f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%	$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Year Ended October 31, 2009 (f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%	$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%	$78,799	1.08%	0.05%	1.24%	6.28%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%	$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%	$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%	$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%	$1,060,116	0.33%	3.02%	0.50%	6.28%
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Nationwide Destination 2015 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2015 Fund (Class A at NAV) returned 14.22% versus 18.66% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index, and 15.74% for its former benchmark, the Dow Jones (DJ) Target 2015 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 122 funds as of October 31, 2009) was 16.17% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the iShares Barclays TIPS Bond Fund ETF (underlying funds, each with allocations within the Fund of approximately 13%) provided the most positive relative returns for the Fund, gaining 24.93% and 17.03%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. Concerns about the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned only 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 4% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

 * The benchmark for the Nationwide Destination 2015 Fund changed from the Dow Jones (DJ) Target 2015 Index to the Morningstar (Mstar) Lifetime Moderate 2015 effective as of September 30, 2009.

2009 Annual Report 19

Nationwide Destination 2015 Fund (Continued)

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well-positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2015 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12 Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	24%	9.55%

Intermediate-Term Bonds	Nationwide Bond Index Fund	16%	13.22%

International Stocks	Nationwide International Index Fund	13%	24.93%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Fund (ETF)	13%	17.03%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	8%	17.77%

Short-Term Bonds	Vanguard Short Term Bond Fund (ETF)	8%	8.57%

Small-Cap Stocks	Nationwide Small Cap Index Fund	4%	6.51%

International Bonds	Oppenheimer International Bond Fund	4%	26.06%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	1.02%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	2%	60.06%

High-Yield Bonds	T. Rowe Price High Yield Bond Fund	1%	34.94%

Domestic REITs	Vanguard REIT Fund (ETF)	1%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	1%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

20 Annual Report 2009

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	14.22%	-5.65%
	w/SC3	7.62%	-8.19%

Class C	w/o SC2	13.61%	-6.17%
	w/SC4	12.61%	-6.17%

Institutional Service Class[5]		14.53%	-5.51%

Institutional Class[5]		14.81%	-5.24%

Class R1[5]		13.70%	-6.09%

Class R2[5]		13.94%	-5.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	0.99%

Class C	1.65%

Class R1	1.44%

Class R2	1.29%

Institutional Service Class	0.82%

Institutional Class	0.65%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, Dow Jones Target 2015 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 21

Shareholder	Nationwide Destination 2015 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

22 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2015 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,155.60	4.51	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83

Class C Shares	Actual		1,000.00	1,152.00	7.16	1.33
	Hypothetical	[c]	1,000.00	1,018.55	6.72	1.33

Class R1 Shares	Actual		1,000.00	1,152.50	6.67	1.25
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.25

Class R2 Shares	Actual		1,000.00	1,152.90	5.86	1.09
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.09

Institutional Service	Actual		1,000.00	1,156.70	3.15	0.56
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.56

Institutional Class	Actual		1,000.00	1,157.60	1.79	0.33
Shares	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 23

Portfolio Summary	Nationwide Destination 2015 Fund
October 31, 2009

Asset Allocation

Equity Funds	56.2%
Fixed Income Funds	42.8%
Money Market Fund	1.0%
Liabilities in excess of other assets‡	0.0%

100.0%

‡	Rounds to less than 0.1%.

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	23.7%
Nationwide Bond Index Fund, Institutional Class	16.3%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	13.3%
Nationwide International Index Fund, Institutional Class	12.9%
Vanguard Short-Term Bond Fund	8.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.7%
Credit Suisse Commodity Return Strategy Fund	4.3%
Oppenheimer International Bond Fund, Class Y	4.1%
Nationwide Small Cap Index Fund, Institutional Class	3.7%
Vanguard Emerging Markets Fund	1.9%
Other Holdings	4.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2015 Fund

Mutual Funds 74.7%

	Shares	Market Value

Equity Funds 52.3%
Credit Suisse Commodity Return Strategy Fund	327,260	$2,827,530
Nationwide International Index Fund, Institutional Class (a)	1,237,762	8,503,422
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	463,547	5,061,930
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,797,492	15,638,177
Nationwide Small Cap Index Fund, Institutional Class (a)	285,481	2,463,701

Total Equity Funds (cost $29,165,023)		34,494,760

Fixed Income Funds 21.4%
Nationwide Bond Index Fund, Institutional Class (a)	959,836	10,740,561
Oppenheimer International Bond Fund, Class Y	412,226	2,695,958
T. Rowe Price High Yield Bond Fund	74,104	676,569

Total Fixed Income Funds (cost $13,482,796)		14,113,088

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $666,703)	666,703	666,703

Total Mutual Funds (cost $43,314,522)		49,274,551

Exchange Traded Funds 25.3%

	Shares	Market Value

Equity Funds 3.9%
SPDR Dow Jones Wilshire International Real Estate Fund	18,781	647,757
Vanguard Emerging Markets Fund	34,446	1,295,169
Vanguard REIT Fund	16,170	640,009

Total Equity Funds (cost $1,809,615)		2,582,935

Fixed Income Funds 21.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	84,490	8,787,805
Vanguard Short-Term Bond Fund	66,747	5,343,765

Total Fixed Income Funds (cost $13,810,896)		14,131,570

Total Exchange Traded Funds (cost $15,620,511)		16,714,505

Total Investments (cost $58,935,033) (c) — 100.0%		65,989,056

Liabilities in excess of other assets — 0.0%		(31,804)

NET ASSETS — 100.0%		$65,957,252

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 25

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2015
Fund

Assets:
Investments in affiliates, at value (cost $37,582,393)	$43,074,494
Investments in non-affiliates, at value (cost $21,352,640)	22,914,562

Total Investments	65,989,056

Cash	149,717
Receivable for investments sold	2,769
Receivable for capital shares issued	127,547

Total Assets	66,269,089

Liabilities:
Payable for investments purchased	196,431
Payable for capital shares redeemed	68,986
Accrued expenses and other payables:
Investment advisory fees	18,374
Distribution fees	17,448
Administrative servicing fees	10,598

Total Liabilities	311,837

Net Assets	$65,957,252

Represented by:
Capital	$63,253,352
Accumulated undistributed net investment income	28,734
Accumulated net realized losses from investment transactions	(4,378,857)
Net unrealized appreciation/(depreciation) from investments in affiliates	5,492,101
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,561,922

Net Assets	$65,957,252

Net Assets:
Class A Shares	$16,905,110
Class C Shares	362,935
Class R1 Shares	3,876,432
Class R2 Shares	26,961,654
Institutional Service Class Shares	14,210,045
Institutional Class Shares	3,641,076

Total	$65,957,252

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,021,179
Class C Shares	43,381
Class R1 Shares	464,473
Class R2 Shares	3,227,274
Institutional Service Class Shares	1,695,419
Institutional Class Shares	433,887

Total	7,885,613

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2009

Nationwide
Destination 2015
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.36
Class C Shares (a)	$8.37
Class R1 Shares	$8.35
Class R2 Shares	$8.35
Institutional Service Class Shares	$8.38
Institutional Class Shares	$8.39
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.87

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 27

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2015
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$755,020
Dividend income from non-affiliates	499,719

Total Income	1,254,739

EXPENSES:
Investment advisory fees	141,033
Distribution fees Class A	25,980
Distribution fees Class C	1,674
Distribution fees Class R1	17,482
Distribution fees Class R2	91,490
Administrative servicing fees Class A	25,919
Administrative servicing fees Class R1	6,725
Administrative servicing fees Class R2	45,758
Administrative servicing fees Institutional Service Class	22,171

Net Expenses	378,232

NET INVESTMENT INCOME	876,507

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	440,192
Net realized gain distributions from underlying non-affiliated funds	6,699
Net realized losses from investment transactions with affiliates	(3,988,052)
Net realized losses from investment transactions with non-affiliates	(624,998)

Net realized losses from affiliated and non-affiliated investments	(4,166,159)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	9,345,148
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,813,877

Net change in unrealized appreciation/(depreciation) from investments	12,159,025

Net realized/unrealized gains from affiliated and non-affiliated investments	7,992,866

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,869,373

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$876,507	$241,059
Net realized losses from investment transactions	(4,166,159)	(158,631)
Net change in unrealized appreciation/(depreciation) from investments	12,159,025	(5,159,749)

Change in net assets resulting from operations	8,869,373	(5,077,321)

Distributions to Shareholders From:
Net investment income:
Class A	(215,472)	(7,580)
Class C	(2,496)	(68)
Class R1	(47,515)	(9,787)
Class R2	(344,621)	(119,814)
Institutional Service Class	(210,488)	(45,344)
Institutional Class	(60,954)	(33,859)
Net realized gains:
Class A	(1,221)	(29)
Class C	(11)	(2)
Class R1	(3,163)	(2)
Class R2	(26,357)	(165)
Institutional Service Class	(13,080)	(1)
Institutional Class	(2,883)	(539)

Change in net assets from shareholder distributions	(928,261)	(217,190)

Change in net assets from capital transactions	38,174,041	24,075,930

Change in net assets	46,115,153	18,781,419

Net Assets:
Beginning of year	19,842,099	1,060,680

End of year	$65,957,252	$19,842,099

Accumulated undistributed net investment income at end of year	$28,734	$28,846

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,512,921	$890,118
Dividends reinvested	216,693	7,609
Cost of shares redeemed	(2,418,632)	(196,106)

Total Class A	13,310,982	701,621

Class C Shares
Proceeds from shares issued	316,170	5,679
Dividends reinvested	2,507	70
Cost of shares redeemed	(883)	(10)

Total Class C	317,794	5,739

Class R1 Shares
Proceeds from shares issued	3,081,526	1,719,581
Dividends reinvested	50,678	9,789
Cost of shares redeemed	(922,851)	(155,492)

Total Class R1	2,209,353	1,573,878

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$15,158,621	$15,640,395
Dividends reinvested	370,978	119,979
Cost of shares redeemed	(2,548,611)	(1,515,279)

Total Class R2	12,980,988	14,245,095

Institutional Service Class Shares
Proceeds from shares issued	9,061,316	7,344,599
Dividends reinvested	223,567	45,345
Cost of shares redeemed	(1,778,616)	(709,620)

Total Institutional Service Class	7,506,267	6,680,324

Institutional Class Shares
Proceeds from shares issued	3,567,046	895,259
Dividends reinvested	55,845	34,398
Cost of shares redeemed	(1,774,234)	(60,384)

Total Institutional Class	1,848,657	869,273

Change in net assets from capital transactions:	$38,174,041	$24,075,930

SHARE TRANSACTIONS:
Class A Shares
Issued	2,243,456	92,478
Reinvested	28,321	815
Redeemed	(323,277)	(20,713)

Total Class A Shares	1,948,500	72,580

Class C Shares
Issued	42,487	575
Reinvested	317	7
Redeemed	(105)	(1)

Total Class C Shares	42,699	581

Class R1 Shares
Issued	412,272	183,811
Reinvested	6,685	1,069
Redeemed	(123,491)	(15,974)

Total Class R1 Shares	295,466	168,906

Class R2 Shares
Issued	2,026,461	1,650,905
Reinvested	49,004	12,942
Redeemed	(342,249)	(169,888)

Total Class R2 Shares	1,733,216	1,493,959

Institutional Service Class Shares
Issued	1,190,458	793,403
Reinvested	29,330	4,923
Redeemed	(242,060)	(80,736)

Total Institutional Service Class Shares	977,728	717,590

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2009

	Nationwide Destination 2015 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	469,105	93,972
Reinvested	7,222	3,581
Redeemed	(233,634)	(6,232)

Total Institutional Class Shares	242,693	91,321

Total change in shares:	5,240,302	2,544,937

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and									Ratio of	Ratio of Net	Expenses
	Net Asset		Unrealized									Expenses	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset			Net Assets	to Average	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total		at End	Net	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)		of Period	Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%		$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27	.16)%	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%		$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27	.56)%	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%		$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27	.49)%	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%		$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27	.43)%	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1,076	1.06%	2.23%	1.06%	1.12%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%		$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27	.15)%	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%		$1,060	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%		$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26	.80)%	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%		$1,055,365	0.33%	2.91%	0.50%	1.12%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2009

Nationwide Destination 2020 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2020 Fund (Class A at NAV) returned 14.79% versus 19.18% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index, and 15.48% for its former benchmark, the Dow Jones (DJ) Target 2020 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 170 funds as of October 31, 2009) was 16.67% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the iShares Barclays TIPS Bond Fund ETF (underlying funds with allocations within the Fund of approximately 16% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 17.03%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. Concerns about the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned only 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 4% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

*  The benchmark for the Nationwide Destination 2020 Fund changed from the Dow Jones (DJ) Target 2020 Index to the Morningstar (Mstar) Lifetime Moderate 2020 Index effective as of September 30, 2009.

2009 Annual Report 33

Nationwide Destination 2020 Fund (Continued)

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2020 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	26%	9.55%

Intermediate-Term Bonds	Nationwide Bond Index Fund	17%	13.22%

International Stocks	Nationwide International Index Fund	16%	24.93%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Fund (ETF)	10%	17.03%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	6%	6.51%

Short-Term Bonds	Vanguard Short Term Bond Fund	5%	8.57%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	1.02%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	3%	60.06%

Domestic REITs	Vanguard REIT Fund (ETF)	2%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	1%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

34 Annual Report 2009

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	14.79%	-6.54%
	w/SC3	8.15%	-9.05%

Class C	w/o SC2	14.36%	-7.11%
	w/SC4	13.36%	-7.11%

Institutional Service Class[5]		15.08%	-6.39%

Institutional Class[5]		15.49%	-6.08%

Class R1[5]		14.51%	-6.83%

Class R2[5]		14.63%	-6.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	0.99%

Class C	1.64%

Class R1	1.41%

Class R2	1.31%

Institutional Service Class	0.82%

Institutional Class	0.64%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, Dow Jones Target 2020 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 35

Shareholder	Nationwide Destination 2020 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

36 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2020 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,168.40	4.54	0.89
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.89

Class C Shares	Actual		1,000.00	1,166.70	7.26	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33

Class R1 Shares	Actual		1,000.00	1,166.00	6.72	1.29
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.29

Class R2 Shares	Actual		1,000.00	1,167.60	5.90	1.09
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.09

Institutional Service	Actual		1,000.00	1,169.90	3.17	0.58
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

Institutional Class Shares	Actual		1,000.00	1,172.20	1.81	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 37

Portfolio Summary	Nationwide Destination 2020 Fund
October 31, 2009

Asset Allocation

Equity Funds	66.3%
Fixed Income Funds	32.8%
Money Market Fund 0	1.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	25.8%
Nationwide Bond Index Fund, Institutional Class	17.4%
Nationwide International Index Fund, Institutional Class	15.9%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	10.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.7%
Nationwide Small Cap Index Fund, Institutional Class	5.6%
Vanguard Short-Term Bond Fund	5.1%
Credit Suisse Commodity Return Strategy Fund	4.3%
Vanguard Emerging Markets Fund	3.0%
Vanguard REIT Fund	1.9%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2020 Fund

Mutual Funds 78.8%

	Shares	Market Value

Equity Funds 60.4%
Credit Suisse Commodity Return Strategy Fund	310,993	$2,686,983
Nationwide International Index Fund, Institutional Class (a)	1,447,094	9,941,536
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	495,293	5,408,601
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,849,745	16,092,783
Nationwide Small Cap Index Fund, Institutional Class (a)	406,651	3,509,397

Total Equity Funds (cost $34,288,953)		37,639,300

Fixed Income Fund 17.4%
Nationwide Bond Index Fund, Institutional Class (a) (cost $10,534,890)	968,715	10,839,926

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $633,310)	633,310	633,310

Total Mutual Funds (cost $45,457,153)		49,112,536

Exchange Traded Funds 21.3%

	Shares	Market Value

Equity Funds 5.9%
SPDR Dow Jones Wilshire International Real Estate Fund	17,838	615,233
Vanguard Emerging Markets Fund	49,439	1,858,906
Vanguard REIT Fund	30,251	1,197,335

Total Equity Funds (cost $2,714,858)		3,671,474

Fixed Income Funds 15.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	61,737	6,421,265
Vanguard Short-Term Bond Fund	39,626	3,172,458

Total Fixed Income Funds (cost $9,385,334)		9,593,723

Total Exchange Traded Funds (cost $12,100,192)		13,265,197

Total Investments (cost $57,557,345) (c) — 100.1%		62,377,733

Liabilities in excess of other assets — (0.1)%		(31,951)

NET ASSETS — 100.0%		$62,345,782

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 39

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2020
Fund

Assets:
Investments in affiliates, at value (cost $42,720,092)	$46,425,553
Investments in non-affiliates, at value (cost $14,837,253)	15,952,180

Total Investments	62,377,733

Cash	55,175
Receivable for investments sold	15,466
Receivable for capital shares issued	66,537

Total Assets	62,514,911

Liabilities:
Payable for investments purchased	116,701
Payable for capital shares redeemed	8,108
Accrued expenses and other payables:
Investment advisory fees	17,542
Distribution fees	17,415
Administrative servicing fees	9,363

Total Liabilities	169,129

Net Assets	$62,345,782

Represented by:
Capital	$60,551,618
Accumulated undistributed net investment income	6,489
Accumulated net realized losses from investment transactions	(3,032,713)
Net unrealized appreciation/(depreciation) from investments in affiliates	3,705,461
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,114,927

Net Assets	$62,345,782

Net Assets:
Class A Shares	$5,026,129
Class C Shares	442,018
Class R1 Shares	4,559,986
Class R2 Shares	31,333,358
Institutional Service Class Shares	15,411,091
Institutional Class Shares	5,573,200

Total	$62,345,782

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	611,504
Class C Shares	53,997
Class R1 Shares	554,341
Class R2 Shares	3,815,791
Institutional Service Class Shares	1,872,341
Institutional Class Shares	675,582

Total	7,583,556

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2009

Nationwide
Destination 2020
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.22
Class C Shares (a)	$8.19
Class R1 Shares	$8.23
Class R2 Shares	$8.21
Institutional Service Class Shares	$8.23
Institutional Class Shares	$8.25

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 41

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2020
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$786,392
Dividend income from non-affiliates	308,373

Total Income	1,094,765

EXPENSES:
Investment advisory fees	133,453
Distribution fees Class A	8,172
Distribution fees Class C	3,549
Distribution fees Class R1	21,086
Distribution fees Class R2	101,840
Administrative servicing fees Class A	8,175
Administrative servicing fees Class R1	8,112
Administrative servicing fees Class R2	50,932
Administrative servicing fees Institutional Service Class	23,164
Other	385

Net Expenses	358,868

NET INVESTMENT INCOME	735,897

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	509,929
Net realized gain distributions from underlying non-affiliated funds	8
Net realized losses from investment transactions with affiliates	(2,845,901)
Net realized losses from investment transactions with non-affiliates	(611,239)

Net realized losses from affiliated and non-affiliated investments	(2,947,203)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,169,889
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,360,180

Net change in unrealized appreciation/(depreciation) from investments	10,530,069

Net realized/unrealized gains from affiliated and non-affiliated investments	7,582,866

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,318,763

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$735,897	$247,238
Net realized losses from investment transactions	(2,947,203)	(42,920)
Net change in unrealized appreciation/(depreciation) from investments	10,530,069	(5,769,116)

Change in net assets resulting from operations	8,318,763	(5,564,798)

Distributions to Shareholders From:
Net investment income:
Class A	(64,220)	(30,452)
Class C	(5,304)	(817)
Class R1	(51,387)	(13,184)
Class R2	(342,268)	(102,759)
Institutional Service Class	(197,808)	(36,442)
Institutional Class	(93,750)	(43,404)
Net realized gains:
Class A	(3,403)	(246)
Class C	(439)	(1)
Class R1	(3,226)	(1)
Class R2	(19,129)	(204)
Institutional Service Class	(8,597)	(1)
Institutional Class	(4,019)	(798)

Change in net assets from shareholder distributions	(793,550)	(228,309)

Change in net assets from capital transactions	34,315,572	25,174,704

Change in net assets	41,840,785	19,381,597

Net Assets:
Beginning of year	20,504,997	1,123,400

End of year	$62,345,782	$20,504,997

Accumulated undistributed net investment income at end of year	$6,489	$24,849

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,924,396	$2,805,820
Dividends reinvested	67,623	30,675
Cost of shares redeemed	(596,189)	(157,992)

Total Class A	2,395,830	2,678,503

Class C Shares
Proceeds from shares issued	172,631	309,717
Dividends reinvested	5,743	818
Cost of shares redeemed	(53,800)	–

Total Class C	124,574	310,535

Class R1 Shares
Proceeds from shares issued	2,788,908	2,452,484
Dividends reinvested	54,613	13,185
Cost of shares redeemed	(560,667)	(320,516)

Total Class R1	2,282,854	2,145,153

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$18,780,962	$13,617,431
Dividends reinvested	361,397	102,962
Cost of shares redeemed	(1,910,435)	(745,026)

Total Class R2	17,231,924	12,975,367

Institutional Service Class Shares
Proceeds from shares issued	11,009,055	5,182,334
Dividends reinvested	206,405	36,442
Cost of shares redeemed	(1,629,370)	(167,925)

Total Institutional Service Class	9,586,090	5,050,851

Institutional Class Shares
Proceeds from shares issued	3,807,765	2,024,673
Dividends reinvested	97,769	44,202
Cost of shares redeemed	(1,211,234)	(54,580)

Total Institutional Class	2,694,300	2,014,295

Change in net assets from capital transactions:	$34,315,572	$25,174,704

SHARE TRANSACTIONS:
Class A Shares
Issued	402,099	293,724
Reinvested	9,230	3,287
Redeemed	(83,834)	(17,392)

Total Class A Shares	327,495	279,619

Class C Shares
Issued	25,128	35,846
Reinvested	790	92
Redeemed	(7,959)	–

Total Class C Shares	17,959	35,938

Class R1 Shares
Issued	390,736	267,817
Reinvested	7,488	1,445
Redeemed	(80,157)	(33,088)

Total Class R1 Shares	318,067	236,174

Class R2 Shares
Issued	2,633,216	1,453,341
Reinvested	49,143	11,159
Redeemed	(253,419)	(79,017)

Total Class R2 Shares	2,428,940	1,385,483

Institutional Service Class Shares
Issued	1,521,338	564,187
Reinvested	27,884	3,999
Redeemed	(223,394)	(21,773)

Total Institutional Service Class Shares	1,325,828	546,413

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2009

	Nationwide Destination 2020 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	519,450	213,028
Reinvested	13,226	4,670
Redeemed	(168,673)	(5,997)

Total Institutional Class Shares	364,003	211,701

Total change in shares:	4,782,292	2,695,328

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 45

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized
			and									Ratio of Net	Ratio of
			Unrealized								Ratio of	Investment	Expenses
	Net Asset		Gains					Net			Expenses	Income	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Asset		Net Assets	to Average	to Average	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	Net	to Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%	$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%	$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%	$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%	$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$14,496	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%	$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%	$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%	$1,064	0.71%	2.33%	0.71%	1.99%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%	$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%	$1,059,195	0.33%	2.79%	0.50%	1.99%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2009

Nationwide Destination 2025 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2025 Fund (Class A at NAV) returned 15.26% versus 19.42% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index*, and 15.36% for its former benchmark, the Dow Jones (DJ) Target 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 107 funds as of October 31, 2009) was 17.14% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations within the Fund of approximately 18% and 29%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 9.55%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the period. Sweden led the way with 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with 31.50%.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned only 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 4% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well-positioned to deliver strong risk-adjusted returns over the long-term.

*  The benchmark for the Nationwide Destination 2025 Fund changed from the Dow Jones (DJ) Target 2025 Index to the Morningstar (Mstar) Lifetime Moderate 2025 Index effective September 30, 2009.

2009 Annual Report 47

Nationwide Destination 2025 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2025 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	29%	9.55%

International Stocks	Nationwide International Index Fund	18%	24.93%

Intermediate-Term Bonds	Nationwide Bond Index Fund	13%	13.22%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	11%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	6.51%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Fund (ETF)	7%	17.03%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	1.02%

Short-Term Bonds	Vanguard Short Term Bond Fund (ETF)	3%	8.57%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	3%	60.06%

Domestic REITs	Vanguard REIT Fund (ETF)	2%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	1%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

48 Annual Report 2009

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	15.26%	-7.53%
	w/SC3	8.57%	-10.02%

Class C	w/o SC2	14.70%	-8.00%
	w/SC4	13.70%	-8.00%

Institutional Service Class[5]		15.76%	-7.38%

Institutional Class[5]		15.83%	-7.13%

Class R1[5]		14.85%	-7.89%

Class R2[5]		15.03%	-7.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	0.96%

Class C	1.64%

Class R1	1.41%

Class R2	1.27%

Institutional Service Class	0.82%

Institutional Class	0.64%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, Dow Jones Target 2025 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 49

Shareholder	Nationwide Destination 2025 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

50 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2025 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09[a,b]	05/01/09 - 10/31/09[a,b]

Class A Shares	Actual		1,000.00	1,181.90	$4.56	0.86
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.86

Class C Shares	Actual		1,000.00	1,179.20	7.31	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33

Class R1 Shares	Actual		1,000.00	1,180.90	6.76	1.30
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.30

Class R2 Shares	Actual		1,000.00	1,180.60	5.94	1.13
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.13

Institutional Service	Actual		1,000.00	1,184.70	3.19	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.59

Institutional Class	Actual		1,000.00	1,185.60	1.82	0.33
Shares	Hypothetical		1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 51

Portfolio Summary	Nationwide Destination 2025 Fund
October 31, 2009

Asset Allocation

Equity Funds	75.3%
Fixed Income Funds	23.7%
Money Market Fund	1.0%
Liabilities in excess of other assets‡	0.0%

100.0%

‡	Rounds to less than 0.1%.

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	28.9%
Nationwide International Index Fund, Institutional Class	18.0%
Nationwide Bond Index Fund, Institutional Class	13.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.7%
Nationwide Small Cap Index Fund, Institutional Class	7.5%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	7.2%
Credit Suisse Commodity Return Strategy Fund	4.3%
Vanguard Short-Term Bond Fund	3.1%
Vanguard Emerging Markets Fund	3.0%
Vanguard REIT Fund	1.9%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

52 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2025 Fund

Mutual Funds 83.8%

	Shares	Market Value

Equity Funds 69.4%
Credit Suisse Commodity Return Strategy Fund	297,335	$2,568,977
Nationwide International Index Fund, Institutional Class (a)	1,556,382	10,692,346
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	578,716	6,319,583
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,972,454	17,160,347
Nationwide Small Cap Index Fund, Institutional Class (a)	518,331	4,473,196

Total Equity Funds (cost $37,632,527)		41,214,449

Fixed Income Fund 13.4%
Nationwide Bond Index Fund, Institutional Class (a) (cost $7,701,708)	708,271	7,925,557

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $605,544)	605,544	605,544

Total Mutual Funds (cost $45,939,779)		49,745,550

Exchange Traded Funds 16.2%

	Shares	Market Value

Equity Funds 5.9%
SPDR Dow Jones Wilshire International Real Estate Fund	17,039	587,675
Vanguard Emerging Markets Fund	47,230	1,775,848
Vanguard REIT Fund	28,908	1,144,179

Total Equity Funds (cost $2,582,770)		3,507,702

Fixed Income Funds 10.3%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	41,294	4,294,989
Vanguard Short-Term Bond Fund	22,720	1,818,963

Total Fixed Income Funds (cost $5,971,769)		6,113,952

Total Exchange Traded Funds (cost $8,554,539)		9,621,654

Total Investments (cost $54,494,318) (c)—100.0%		59,367,204

Liabilities in excess of other assets — 0.0%		(27,200)

NET ASSETS — 100.0%		$59,340,004

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 53

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2025
Fund

Assets:
Investments in affiliates, at value (cost $43,358,967)	$47,176,573
Investments in non-affiliates, at value (cost $11,135,351)	12,190,631

Total Investments	59,367,204

Cash	23,743
Receivable for investments sold	15,931
Receivable for capital shares issued	187,790
Prepaid expenses and other assets	42

Total Assets	59,594,710

Liabilities:
Payable for investments purchased	114,792
Payable for capital shares redeemed	98,427
Accrued expenses and other payables:
Investment advisory fees	16,735
Distribution fees	18,264
Administrative servicing fees	6,488

Total Liabilities	254,706

Net Assets	$59,340,004

Represented by:
Capital	56,725,873
Accumulated net realized losses from investment transactions	(2,258,755)
Net unrealized appreciation/(depreciation) from investments in affiliates	3,817,606
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,055,280

Net Assets	$59,340,004

Net Assets:
Class A Shares	$7,071,645
Class C Shares	273,534
Class R1 Shares	5,216,272
Class R2 Shares	32,035,568
Institutional Service Class Shares	10,393,320
Institutional Class Shares	4,349,665

Total	$59,340,004

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	880,273
Class C Shares	34,052
Class R1 Shares	648,837
Class R2 Shares	3,989,101
Institutional Service Class Shares	1,291,833
Institutional Class Shares	539,366

Total	7,383,462

The accompanying notes are an integral part of these

54 Annual Report 2009

Nationwide
Destination 2025
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.03
Class C Shares (a)	$8.03
Class R1 Shares	$8.04
Class R2 Shares	$8.03
Institutional Service Class Shares	$8.05
Institutional Class Shares	$8.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.52

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 55

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2025
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$731,209
Dividend income from non-affiliates	226,197

Total Income	957,406

EXPENSES:
Investment advisory fees	123,963
Distribution fees Class A	10,822
Distribution fees Class C	1,891
Distribution fees Class R1	25,079
Distribution fees Class R2	100,885
Administrative servicing fees Class A	10,824
Administrative servicing fees Class R1	9,648
Administrative servicing fees Class R2	50,455
Administrative servicing fees Institutional Service Class	14,826
Other	372

Net Expenses	348,765

NET INVESTMENT INCOME	608,641

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	513,494
Net realized losses from investment transactions with affiliates	(2,088,164)
Net realized losses from investment transactions with non-affiliates	(515,404)

Net realized losses from affiliated and non-affiliated investments	(2,090,074)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,989,424
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,048,039

Net change in unrealized appreciation/(depreciation) from investments	10,037,463

Net realized/unrealized gains from affiliated and non-affiliated investments	7,947,389

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,556,030

The accompanying notes are an integral part of these financial statements.

56 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$608,641	$198,048
Net realized losses from investment transactions	(2,090,074)	(92,255)
Net change in unrealized appreciation/(depreciation) from investments	10,037,463	(5,228,706)

Change in net assets resulting from operations	8,556,030	(5,122,913)

Distributions to Shareholders From:
Net investment income:
Class A	(75,537)	(10,560)
Class C	(2,497)	(722)
Class R1	(57,254)	(18,886)
Class R2	(317,234)	(105,833)
Institutional Service Class	(117,433)	(20,248)
Institutional Class	(66,679)	(30,121)
Net realized gains:
Class A	(3,322)	(70)
Class C	(269)	–
Class R1	(7,920)	–
Class R2	(35,807)	(342)
Institutional Service Class	(9,791)	–
Institutional Class	(3,981)	(370)

Change in net assets from shareholder distributions	(697,724)	(187,152)

Change in net assets from capital transactions	33,487,563	22,221,627

Change in net assets	41,345,869	16,911,562

Net Assets:
Beginning of year	17,994,135	1,082,573

End of year	$59,340,004	$17,994,135

Accumulated net investment income (loss) at end of year	$–	$18,404

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,308,789	$1,348,474
Dividends reinvested	78,859	10,630
Cost of shares redeemed	(610,216)	(91,667)

Total Class A	4,777,432	1,267,437

Class C Shares
Proceeds from shares issued	131,558	116,977
Dividends reinvested	2,766	722
Cost of shares redeemed	(3,600)	–

Total Class C	130,724	117,699

Class R1 Shares
Proceeds from shares issued	3,239,039	3,348,171
Dividends reinvested	65,174	18,886
Cost of shares redeemed	(936,681)	(558,069)

Total Class R1	2,367,532	2,808,988

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$17,897,968	$14,740,275
Dividends reinvested	353,041	106,174
Cost of shares redeemed	(1,145,023)	(822,484)

Total Class R2	17,105,986	14,023,965

Institutional Service Class Shares
Proceeds from shares issued	7,214,503	3,500,018
Dividends reinvested	127,224	20,248
Cost of shares redeemed	(825,331)	(134,385)

Total Institutional Service Class	6,516,396	3,385,881

Institutional Class Shares
Proceeds from shares issued	4,403,533	803,522
Dividends reinvested	70,660	30,491
Cost of shares redeemed	(1,884,700)	(216,356)

Total Institutional Class	2,589,493	617,657

Change in net assets from capital transactions:	$33,487,563	$22,221,627

SHARE TRANSACTIONS:
Class A Shares
Issued	809,312	151,217
Reinvested	11,118	1,149
Redeemed	(83,024)	(10,843)

Total Class A Shares	737,406	141,523

Class C Shares
Issued	21,163	12,862
Reinvested	396	81
Redeemed	(550)	–

Total Class C Shares	21,009	12,943

Class R1 Shares
Issued	467,838	357,995
Reinvested	9,394	2,089
Redeemed	(126,834)	(61,745)

Total Class R1 Shares	350,398	298,339

Class R2 Shares
Issued	2,569,109	1,607,098
Reinvested	50,365	11,549
Redeemed	(159,226)	(89,894)

Total Class R2 Shares	2,460,248	1,528,753

Institutional Service Class Shares
Issued	1,015,966	388,290
Reinvested	17,875	2,242
Redeemed	(116,961)	(15,679)

Total Institutional Service Class Shares	916,880	374,853

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

58 Annual Report 2009

	Nationwide Destination 2025 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	617,013	83,227
Reinvested	9,844	3,196
Redeemed	(251,739)	(22,049)

Total Institutional Class Shares	375,118	64,374

Total change in shares:	4,861,059	2,420,785

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 59

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%	$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%	$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%	$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%	$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%	$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%	$1,068	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%	$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%	$1,070	0.70%	2.21%	0.70%	0.96%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%	$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%	$1,064,001	0.33%	2.57%	0.50%	0.96%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2009

Nationwide Destination 2030 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2030 Fund (Class A at NAV) returned 15.79% versus 19.57% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index*, and 15.02% for its former benchmark, the Dow Jones (DJ) Target 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 163 funds as of October 31, 2009) was 16.90% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations within the Fund of approximately 20% and 31%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 9.55%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the period. Sweden led the way with 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with 31.50%.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned only 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 5% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well-positioned to deliver strong risk-adjusted returns over the long-term.

*  The benchmark for the Nationwide Destination 2030 Fund changed from the Dow Jones (DJ) Target 2030 Index to the Morningstar (Mstar) Lifetime Moderate 2030 Index effective September 30, 2009.

2009 Annual Report 61

Nationwide Destination 2030 Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2030 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	9.55%

International Stocks	Nationwide International Index Fund	20%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	12%	17.77%

Intermediate-Term Bonds	Nationwide Bond Index Fund	11%	13.22%

Small-Cap Stocks	Nationwide Small Cap Index Fund	9%	6.51%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	1.02%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Fund (ETF)	4%	17.03%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	4%	60.06%

Domestic REITs	Vanguard REIT Fund (ETF)	2%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	1%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

62 Annual Report 2009

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	15.79%	-8.91%
	w/SC3	9.13%	-11.36%

Class C	w/o SC2	15.10%	-9.41%
	w/SC4	14.10%	-9.41%

Institutional Service Class[5]		15.96%	-8.82%

Institutional Class[5]		16.33%	-8.52%

Class R1[5]		15.25%	-9.29%

Class R2[5]		15.31%	-9.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.00%

Class C	1.65%

Class R1	1.46%

Class R2	1.32%

Institutional Service Class	0.83%

Institutional Class	0.65%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, Dow Jones Target 2030 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 63

Shareholder	Nationwide Destination 2030 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

64 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2030 Fund			5/01/09	10/31/09	05/01/09-10/31/09 [a,b]	05/01/09-10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,198.40	4.60	0.85
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.85

Class C Shares	Actual		1,000.00	1,195.00	7.30	1.33
	Hypothetical	[c]	1,000.00	1,018.55	6.72	1.33

Class R1 Shares	Actual		1,000.00	1,196.60	6.81	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23

Class R2 Shares	Actual		1,000.00	1,195.70	5.98	1.09
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.09

Institutional Service	Actual		1,000.00	1,199.60	3.22	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.59

Institutional Class Shares	Actual		1,000.00	1,202.10	1.83	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 65

Portfolio Summary	Nationwide Destination 2030 Fund
October 31, 2009

Asset Allocation

Equity Funds	83.6%
Fixed Income Funds	15.5%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	20.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.6%
Nationwide Bond Index Fund, Institutional Class	11.3%
Nationwide Small Cap Index Fund, Institutional Class	8.5%
Credit Suisse Commodity Return Strategy Fund	5.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4.2%
Vanguard Emerging Markets Fund	4.0%
Vanguard REIT Fund	1.9%
Nationwide Money Market Fund, Institutional Class	1.0%
Other Holdings	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

66 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2030 Fund

Mutual Funds 89.0%

	Shares	Market Value

Equity Funds 76.7%
Credit Suisse Commodity Return Strategy Fund	450,774	$3,894,684
Nationwide International Index Fund, Institutional Class (a)	2,096,325	14,401,755
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	765,163	8,355,580
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,555,820	22,235,630
Nationwide Small Cap Index Fund, Institutional Class (a)	706,624	6,098,166

Total Equity Funds (cost $47,915,840)		54,985,815

Fixed Income Fund 11.3%
Nationwide Bond Index Fund, Institutional Class (a) (cost $7,899,089)	726,339	8,127,738

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $733,840)	733,840	733,840

Total Mutual Funds (cost $56,548,769)		63,847,393

Exchange Traded Funds 11.1%

	Shares	Market Value

Equity Funds 6.9%
SPDR Dow Jones Wilshire International Real Estate Fund	20,695	$713,771
Vanguard Emerging Markets Fund	76,492	2,876,099
Vanguard REIT Fund	35,084	1,388,625

Total Equity Funds (cost $3,370,831)		4,978,495

Fixed Income Fund 4.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund (cost $2,893,008)	28,646	2,979,470

Total Exchange Traded Funds (cost $6,263,839)		7,957,965

Total Investments (cost $62,812,608) (c) — 100.1%		71,805,358

Liabilities in excess of other assets — (0.1)%		(51,322)

NET ASSETS — 100.0%		$71,754,036

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report  67

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2030
Fund

Assets:
Investments in affiliates, at value (cost $52,835,055)	$59,952,709
Investments in non-affiliates, at value (cost $9,977,553)	11,852,649

Total Investments	71,805,358

Cash	2,792
Receivable for investments sold	19,797
Receivable for capital shares issued	76,900

Total Assets	71,904,847

Liabilities:
Payable for investments purchased	13,545
Payable for capital shares redeemed	85,418
Accrued expenses and other payables:
Investment advisory fees	20,485
Distribution fees	20,326
Administrative servicing fees	11,037

Total Liabilities	150,811

Net Assets	$71,754,036

Represented by:
Capital	$65,620,541
Accumulated net realized losses from investment transactions	(2,859,255)
Net unrealized appreciation/(depreciation) from investments in affiliates	7,117,654
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,875,096

Net Assets	$71,754,036

Net Assets:
Class A Shares	$23,551,191
Class C Shares	304,217
Class R1 Shares	4,980,319
Class R2 Shares	28,154,823
Institutional Service Class Shares	9,006,401
Institutional Class Shares	5,757,085

Total	$71,754,036

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,027,858
Class C Shares	39,129
Class R1 Shares	640,484
Class R2 Shares	3,622,814
Institutional Service Class Shares	1,155,966
Institutional Class Shares	737,567

Total	9,223,818

The accompanying notes are an integral part of these financial statements.

68 Annual Report 2009

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2030
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.78
Class C Shares (a)	$7.77
Class R1 Shares	$7.78
Class R2 Shares	$7.77
Institutional Service Class Shares	$7.79
Institutional Class Shares	$7.81
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.25

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report  69

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2030
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$890,639
Dividend income from non-affiliates	192,933

Total Income	1,083,572

EXPENSES:
Investment advisory fees	149,512
Distribution fees Class A	36,037
Distribution fees Class C	1,360
Distribution fees Class R1	22,042
Distribution fees Class R2	90,082
Administrative servicing fees Class A	36,040
Administrative servicing fees Class R1	8,464
Administrative servicing fees Class R2	45,053
Administrative servicing fees Institutional Service Class	13,164
Other	360

Net Expenses	402,114

NET INVESTMENT INCOME	681,458

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	568,840
Net realized losses from investment transactions with affiliates	(2,586,577)
Net realized losses from investment transactions with non-affiliates	(668,841)

Net realized losses from affiliated and non-affiliated investments	(2,686,578)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	11,687,368
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,928,201

Net change in unrealized appreciation/(depreciation) from investments	14,615,569

Net realized/unrealized gains from affiliated and non-affiliated investments	11,928,991

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,610,449

The accompanying notes are an integral part of these financial statements.

70 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$681,458	$167,305
Net realized losses from investment transactions	(2,686,578)	(75,836)
Net change in unrealized appreciation/(depreciation) from investments	14,615,569	(5,692,809)

Change in net assets resulting from operations	12,610,449	(5,601,340)

Distributions to Shareholders From:
Net investment income:
Class A	(222,062)	(20,739)
Class C	(1,468)	(200)
Class R1	(43,604)	(12,436)
Class R2	(265,418)	(85,994)
Institutional Service Class	(97,307)	(15,159)
Institutional Class	(80,439)	(30,886)
Net realized gains:
Class A	(6,444)	(1,130)
Class C	(116)	(2)
Class R1	(6,618)	(3)
Class R2	(41,468)	(1,623)
Institutional Service Class	(9,684)	(2)
Institutional Class	(6,273)	(1,852)

Change in net assets from shareholder distributions	(780,901)	(170,026)

Change in net assets from capital transactions	42,353,812	22,144,690

Change in net assets	54,183,360	16,373,324

Net Assets:
Beginning of year	17,570,676	1,197,352

End of year	$71,754,036	$17,570,676

Accumulated undistributed net investment income at end of year	$–	$8,267

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,345,090	$2,377,419
Dividends reinvested	228,506	21,869
Cost of shares redeemed	(2,119,222)	(152,531)

Total Class A	16,454,374	2,246,757

Class C Shares
Proceeds from shares issued	246,792	43,689
Dividends reinvested	1,584	202
Cost of shares redeemed	(12,609)	–

Total Class C	235,767	43,891

Class R1 Shares
Proceeds from shares issued	3,134,358	2,340,018
Dividends reinvested	50,222	12,439
Cost of shares redeemed	(603,931)	(74,536)

Total Class R1	2,580,649	2,277,921

Amounts designated as “–” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

2009 Annual Report  71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$14,824,047	$14,271,615
Dividends reinvested	306,886	87,615
Cost of shares redeemed	(1,045,907)	(849,056)

Total Class R2	14,085,026	13,510,174

Institutional Service Class Shares
Proceeds from shares issued	6,249,091	2,860,737
Dividends reinvested	106,991	15,161
Cost of shares redeemed	(767,385)	(63,464)

Total Institutional Service Class	5,588,697	2,812,434

Institutional Class Shares
Proceeds from shares issued	5,398,397	1,359,081
Dividends reinvested	86,712	32,738
Cost of shares redeemed	(2,075,810)	(138,306)

Total Institutional Class	3,409,299	1,253,513

Change in net assets from capital transactions:	$42,353,812	$22,144,690

SHARE TRANSACTIONS:
Class A Shares
Issued	3,046,152	260,030
Reinvested	33,815	2,349
Redeemed	(300,507)	(16,269)

Total Class A Shares	2,779,460	246,110

Class C Shares
Issued	35,819	4,812
Reinvested	229	22
Redeemed	(1,853)	–

Total Class C Shares	34,195	4,834

Class R1 Shares
Issued	472,445	251,911
Reinvested	7,560	1,399
Redeemed	(81,943)	(10,988)

Total Class R1 Shares	398,062	242,322

Class R2 Shares
Issued	2,226,256	1,593,338
Reinvested	46,084	9,612
Redeemed	(159,373)	(102,223)

Total Class R2 Shares	2,112,967	1,500,727

Institutional Service Class Shares
Issued	932,524	320,897
Reinvested	15,811	1,702
Redeemed	(108,098)	(6,970)

Total Institutional Service Class Shares	840,237	315,629

Amounts designated as “–” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

72 Annual Report 2009

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	802,249	143,988
Reinvested	12,808	3,478
Redeemed	(309,642)	(15,183)

Total Institutional Class Shares	505,415	132,283

Total change in shares:	6,670,336	2,441,905

The accompanying notes are an integral part of these financial statements.

2009 Annual Report  73

Financial Highlights
Selected data for each share of capital outstanding throughout the period indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and								Ratio of	Investment	Expenses
	Net Asset	Net	Unrealized								Expenses	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	to Average	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	Net	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%	$23,551,191	0.83%	1.45%	0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$24,528	0.88%	0.05%	1.19%	8.45%

Class C Shares
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%	$304,217	1.32%	0.85%	1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%)	$33,926	1.33%	1.22%	1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%	$4,980,319	1.23%	1.22%	1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%	$28,154,823	1.08%	1.39%	1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%)	$10,381,376	1.01%	1.63%	1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$97,800	1.08%	(0.51%)	1.24%	8.45%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%	$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1,077	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%	$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,071,797	0.33%	2.34%	0.50%	8.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

74 Annual Report 2009

Nationwide Destination 2035 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2035 Fund (Class A at NAV) returned 15.49% versus 19.85% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index*, and 14.73% for its former benchmark, the Dow Jones (DJ) Target 2035 Index, respectively. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 102 funds as of October 31, 2009) was 17.22% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations within the Fund of approximately 22% and 31%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 9.55%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the period. Sweden led the way with 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with 31.50%.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 5% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the annual reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide

* The benchmark for the Nationwide Destination 2035 Fund changed from the Dow Jones (DJ) Target 2035 Index to the Morningstar (Mstar) Lifetime Moderate 2035 Index effective September 30, 2009.

2009 Annual Report 75

Nationwide Destination 2035 Fund (Continued)

Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well-positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2035 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	9.55%

International Stocks	Nationwide International Index Fund	22%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	6.51%

Intermediate-Term Bonds	Nationwide Bond Index Fund	10%	13.22%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	1.02%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	4%	60.06%

Domestic REITs	Vanguard REIT Fund (ETF)	2%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	2%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown in the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

76 Annual Report 2009

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	15.49%	-10.12%
	w/SC3	8.81%	-12.54%

Class C	w/o SC2	14.97%	-10.61%
	w/SC4	13.97%	-10.61%

Institutional Service Class[5]		15.65%	-10.03%

Institutional Class[5]		16.07%	-9.73%

Class R1[5]		14.90%	-10.56%

Class R2[5]		15.15%	-10.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.02%

Class C	1.66%

Class R1	1.47%

Class R2	1.28%

Institutional Service Class	0.84%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, Dow Jones Target 2035 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 77

Shareholder	Nationwide Destination 2035 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

78 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2035 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,207.30	4.62	0.88
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.88

Class C Shares	Actual		1,000.00	1,205.40	7.39	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33

Class R1 Shares	Actual		1,000.00	1,205.40	6.84	1.22
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.22

Class R2 Shares	Actual		1,000.00	1,206.60	6.01	1.13
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.13

Institutional Service Class	Actual		1,000.00	1,208.90	3.23	0.57
Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.57

Institutional Class Shares	Actual		1,000.00	1,211.30	1.84	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 79

Portfolio Summary	Nationwide Destination 2035 Fund
October 31, 2009

Asset Allocation

Equity Funds	88.8%
Fixed Income Fund	10.3%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	31.1%
Nationwide International Index Fund, Institutional Class	22.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.6%
Nationwide Bond Index Fund, Institutional Class	10.3%
Nationwide Small Cap Index Fund, Institutional Class	9.5%
Credit Suisse Commodity Return Strategy Fund	5.4%
Vanguard Emerging Markets Fund	4.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Vanguard REIT Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2035 Fund

Mutual Funds 92.1%

	Shares	Market Value

Equity Funds 80.8%
Credit Suisse Commodity Return Strategy Fund	184,808	$1,596,738
Nationwide International Index Fund, Institutional Class (a)	945,191	6,493,465
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	339,720	3,709,742
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,047,575	9,113,901
Nationwide Small Cap Index Fund, Institutional Class (a)	321,736	2,776,581

Total Equity Funds (cost $22,200,203)		23,690,427

Fixed Income Fund 10.3%
Nationwide Bond Index Fund, Institutional Class (a) (cost $2,945,410)	270,596	3,027,965

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $300,753)	300,753	300,752

Total Mutual Funds (cost $25,446,366)		27,019,144

Exchange Traded Funds 8.0%

	Shares	Market Value

Equity Funds 8.0%
SPDR Dow Jones Wilshire International Real Estate Fund	16,982	585,709
Vanguard Emerging Markets Fund	31,386	1,180,114
Vanguard REIT Fund	14,399	569,912

Total Equity Funds (cost $1,789,159)		2,335,735

Total Exchange Traded Funds (cost $1,789,159)		2,335,735

Total Investments (cost $27,235,525) (c) — 100.1%		29,354,879

Liabilities in excess of other assets — (0.1)%		(24,205)

NET ASSETS — 100.0%		$29,330,674

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 81

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2035
Fund

Assets:
Investments in affiliates, at value (cost $23,847,519)	$25,422,406
Investments in non-affiliates, at value (cost $3,388,006)	3,932,473

Total Investments	29,354,879

Receivable for investments sold	59,502
Receivable for capital shares issued	39,225

Total Assets	29,453,606

Liabilities:
Payable for investments purchased	5,534
Payable for capital shares redeemed	87,576
Cash overdraft	9,713
Accrued expenses and other payables:
Investment advisory fees	8,421
Distribution fees	8,820
Administrative servicing fees	2,868

Total Liabilities	122,932

Net Assets	$29,330,674

Represented by:
Capital	$28,357,242
Accumulated net realized losses from investment transactions	(1,145,922)
Net unrealized appreciation/(depreciation) from investments in affiliates	1,574,887
Net unrealized appreciation/(depreciation) from investments in non-affiliates	544,467

Net Assets	$29,330,674

Net Assets:
Class A Shares	$2,098,910
Class C Shares	78,692
Class R1 Shares	668,175
Class R2 Shares	18,324,931
Institutional Service Class Shares	4,641,953
Institutional Class Shares	3,518,013

Total	$29,330,674

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	278,713
Class C Shares	10,493
Class R1 Shares	88,814
Class R2 Shares	2,439,377
Institutional Service Class Shares	616,092
Institutional Class Shares	465,866

Total	3,899,355

The accompanying notes are an integral part of these financial statements.

82 Annual Report 2009

Nationwide
Destination 2035
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.53
Class C Shares (a)	$7.50
Class R1 Shares	$7.52
Class R2 Shares	$7.51
Institutional Service Class Shares	$7.53
Institutional Class Shares	$7.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.99

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 83

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2035
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$381,635
Dividend income from non-affiliates	65,873

Total Income	447,508

EXPENSES:
Investment advisory fees	62,040
Distribution fees Class A	3,326
Distribution fees Class C	726
Distribution fees Class R1	3,736
Distribution fees Class R2	56,512
Administrative servicing fees Class A	3,327
Administrative servicing fees Class R1	1,438
Administrative servicing fees Class R2	28,263
Administrative servicing fees Institutional Service Class	6,701
Other	201

Net Expenses	166,270

NET INVESTMENT INCOME	281,238

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	324,169
Net realized losses from investment transactions with affiliates	(1,009,478)
Net realized losses from investment transactions with non-affiliates	(338,917)

Net realized losses from affiliated and non-affiliated investments	(1,024,226)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,187,744
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,115,192

Net change in unrealized appreciation/(depreciation) from investments	5,302,936

Net realized/unrealized gains from affiliated and non-affiliated investments	4,278,710

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,559,948

The accompanying notes are an integral part of these financial statements.

84 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination
	2035 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$281,238	$85,537
Net realized losses from investment transactions	(1,024,226)	(59,022)
Net change in unrealized appreciation/(depreciation) from investments	5,302,936	(3,259,828)

Change in net assets resulting from operations	4,559,948	(3,233,313)

Distributions to Shareholders From:
Net investment income:
Class A	(21,794)	(6,653)
Class C	(997)	(472)
Class R1	(8,072)	(3,529)
Class R2	(160,910)	(41,848)
Institutional Service Class	(48,887)	(7,415)
Institutional Class	(55,006)	(31,261)
Net realized gains:
Class A	(3,236)	(35)
Class C	(250)	(8)
Class R1	(2,262)	(1)
Class R2	(26,150)	(74)
Institutional Service Class	(6,368)	(1)
Institutional Class	(4,694)	(657)

Change in net assets from shareholder distributions	(338,626)	(91,954)

Change in net assets from capital transactions	15,741,115	11,586,478

Change in net assets	19,962,437	8,261,211

Net Assets:
Beginning of year	9,368,237	1,107,026

End of year	$29,330,674	$9,368,237

Accumulated undistributed net investment income at end of year	$–	$3,796

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,222,013	$1,192,479
Dividends reinvested	25,030	6,679
Cost of shares redeemed	(283,999)	(94,523)

Total Class A	963,044	1,104,635

Class C Shares
Proceeds from shares issued	39,204	84,725
Dividends reinvested	1,247	480
Cost of shares redeemed	(19,730)	(28,579)

Total Class C	20,721	56,626

Class R1 Shares
Proceeds from shares issued	185,255	752,124
Dividends reinvested	10,334	3,529
Cost of shares redeemed	(149,475)	(984)

Total Class R1	46,114	754,669

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination
	2035 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$10,545,975	$8,875,532
Dividends reinvested	187,060	41,922
Cost of shares redeemed	(626,755)	(1,421,822)

Total Class R2	10,106,280	7,495,632

Institutional Service Class Shares
Proceeds from shares issued	3,308,517	1,560,645
Dividends reinvested	55,255	7,416
Cost of shares redeemed	(497,244)	(57,656)

Total Institutional Service Class	2,866,528	1,510,405

Institutional Class Shares
Proceeds from shares issued	3,201,159	671,408
Dividends reinvested	59,700	31,918
Cost of shares redeemed	(1,522,431)	(38,815)

Total Institutional Class	1,738,428	664,511

Change in net assets from capital transactions:	$15,741,115	$11,586,478

SHARE TRANSACTIONS:
Class A Shares
Issued	186,015	139,835
Reinvested	3,927	748
Redeemed	(41,315)	(13,087)

Total Class A Shares	148,627	127,496

Class C Shares
Issued	6,921	9,076
Reinvested	201	52
Redeemed	(2,658)	(3,199)

Total Class C Shares	4,464	5,929

Class R1 Shares
Issued	29,060	81,368
Reinvested	1,656	403
Redeemed	(23,656)	(117)

Total Class R1 Shares	7,060	81,654

Class R2 Shares
Issued	1,656,843	983,879
Reinvested	29,641	4,725
Redeemed	(86,944)	(148,867)

Total Class R2 Shares	1,599,540	839,737

Institutional Service Class Shares
Issued	499,674	181,344
Reinvested	8,569	850
Redeemed	(67,265)	(7,180)

Total Institutional Service Class Shares	440,978	175,014

The accompanying notes are an integral part of these financial statements.

86 Annual Report 2009

	Nationwide Destination
	2035 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	491,528	72,671
Reinvested	9,239	3,354
Redeemed	(206,488)	(4,312)

Total Institutional Class Shares	294,279	71,713

Total change in shares:	2,494,948	1,301,543

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 87

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated.

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized
			and											Ratio of
			Unrealized										Ratio of Net	Expenses
	Net Asset		Gains									Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%		$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36	.39)%	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%		$27,886	0.87%	0.10%	1.15%	0.85%

Class C Shares
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%		$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36	.78)%	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%		$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36	.66)%	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%		$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36	.51)%	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%		$1,079	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%		$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36	.36)%	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%		$1,080	0.70%	1.93%	0.72%	0.85%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%		$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36	.13)%	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%		$1,074,845	0.33%	2.28%	0.50%	0.85%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

88 Annual Report 2009

Nationwide Destination 2040 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2040 Fund (Class A at NAV) returned 15.25% versus 20.31% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index*, and 14.61% for its former benchmark, the Dow Jones (DJ) Target 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 160 funds as of October 31, 2009) was 17.04% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Nationwide S&P 500 Index Fund (underlying funds with allocations within the Fund of approximately 23% and 32%, respectively) provided the most positive relative returns for the Funds, gaining 24.93% and 9.55%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. Nine of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; information technology led with 31.50%.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned only 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 5% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the annual reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying

*  The benchmark for the Nationwide Destination 2040 Fund changed from the Dow Jones (DJ) Target 2040 Index to the Morningstar (Mstar) Lifetime Moderate 2040 Index effective September 30, 2009.

2009 Annual Report 89

Nationwide Destination 2040 Fund (Continued)

investments in up to 14 distinct asset classes that behave differently under most market conditions, are well-positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2040 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	32%	9.55%

International Stocks	Nationwide International Index Fund	23%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	6.51%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	5%	60.06%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	1.02%

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	13.22%

Domestic REITs	Vanguard REIT Fund (ETF)	2%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	2%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

90 Annual Report 2009

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	15.25%	-11.51%
	w/SC3	8.55%	-13.89%

Class C	w/o SC2	14.81%	-11.90%
	w/SC4	13.81%	-11.90%

Institutional Service Class[5]		15.68%	-11.27%

Institutional Class[5]		15.74%	-11.09%

Class R1[5]		14.81%	-11.88%

Class R2[5]		14.89%	-11.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.01%

Class C	1.66%

Class R1	1.45%

Class R2	1.33%

Institutional Service Class	0.82%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, Dow Jones Target 2040 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 91

Shareholder	Nationwide Destination 2040 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

92 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2040 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,216.30	4.64	0.91
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.91

Class C Shares	Actual		1,000.00	1,214.90	7.43	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33

Class R1 Shares	Actual		1,000.00	1,215.00	6.87	1.25
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.25

Class R2 Shares	Actual		1,000.00	1,215.80	6.03	1.09
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.09

Institutional Service Class Shares	Actual		1,000.00	1,219.10	3.24	0.59
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.59

Institutional Class Shares	Actual		1,000.00	1,220.30	1.85	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 93

Portfolio Summary	Nationwide Destination 2040 Fund
October 31, 2009

Asset Allocation

Equity Funds	94.1%
Fixed Income Fund	5.2%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	32.1%
Nationwide International Index Fund, Institutional Class	23.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.6%
Nationwide Small Cap Index Fund, Institutional Class	11.3%
Credit Suisse Commodity Return Strategy Fund	5.5%
Nationwide Bond Index Fund, Institutional Class	5.2%
Vanguard Emerging Markets Fund	5.2%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Vanguard REIT Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

94 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2040 Fund

Mutual Funds 91.1%

	Shares	Market Value

Equity Funds 84.9%
Credit Suisse Commodity Return Strategy Fund	156,625	$1,353,242
Nationwide International Index Fund, Institutional Class (a)	836,799	5,748,807
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	287,585	3,140,427
Nationwide S&P 500 Index Fund, Institutional Class (a)	915,830	7,967,723
Nationwide Small Cap Index Fund, Institutional Class (a)	326,730	2,819,678

Total Equity Funds (cost $19,254,042)		21,029,877

Fixed Income Fund 5.2%
Nationwide Bond Index Fund, Institutional Class (a) (cost $1,248,804)	114,709	1,283,597

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $254,955)	254,956	254,955

Total Mutual Funds (cost $20,757,801)		22,568,429

Exchange Traded Funds 9.2%

	Shares	Market Value

Equity Funds 9.2%
SPDR Dow Jones Wilshire International Real Estate Fund	14,781	509,797
Vanguard Emerging Markets Fund	34,134	1,283,438
Vanguard REIT Fund	12,544	496,492

Total Equity Funds (cost $1,710,353)		2,289,727

Total Exchange Traded Funds (cost $1,710,353)		2,289,727

Total Investments (cost $22,468,154) (c) — 100.3%		24,858,156

Liabilities in excess of other assets — (0.3)%		(85,025)

NET ASSETS — 100.0%		$24,773,131

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 95

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2040
Fund

Assets:
Investments in affiliates, at value (cost $19,455,545)	$21,215,187
Investments in non-affiliates, at value (cost $3,012,609)	3,642,969

Total Investments	24,858,156

Cash	11,752
Receivable for investments sold	662,453
Receivable for capital shares issued	31,416

Total Assets	25,563,777

Liabilities:
Payable for investments purchased	11,802
Payable for capital shares redeemed	759,386
Accrued expenses and other payables:
Investment advisory fees	7,203
Distribution fees	8,309
Administrative servicing fees	3,946

Total Liabilities	790,646

Net Assets	$24,773,131

Represented by:
Capital	$23,476,025
Accumulated net realized losses from investment transactions	(1,092,896)
Net unrealized appreciation/(depreciation) from investments in affiliates	1,759,642
Net unrealized appreciation/(depreciation) from investments in non-affiliates	630,360

Net Assets	$24,773,131

Net Assets:
Class A Shares	$2,018,572
Class C Shares	192,720
Class R1 Shares	3,031,797
Class R2 Shares	14,091,812
Institutional Service Class Shares	2,928,077
Institutional Class Shares	2,510,153

Total	$24,773,131

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	276,692
Class C Shares	26,370
Class R1 Shares	416,299
Class R2 Shares	1,935,246
Institutional Service Class Shares	400,263
Institutional Class Shares	342,903

Total	3,397,773

The accompanying notes are an integral part of these financial statements.

96 Annual Report 2009

Nationwide
Destination 2040
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.30
Class C Shares (a)	$7.31
Class R1 Shares	$7.28
Class R2 Shares	$7.28
Institutional Service Class Shares	$7.32
Institutional Class Shares	$7.32
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.75

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 97

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2040
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$294,516
Dividend income from non-affiliates	59,389

Total Income	353,905

EXPENSES:
Investment advisory fees	51,918
Distribution fees Class A	3,142
Distribution fees Class C	1,600
Distribution fees Class R1	11,943
Distribution fees Class R2	42,946
Administrative servicing fees Class A	3,143
Administrative servicing fees Class R1	4,584
Administrative servicing fees Class R2	21,468
Administrative servicing fees Institutional Service Class	3,711
Other	198

Net Expenses	144,653

NET INVESTMENT INCOME	209,252

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	272,140
Net realized losses from investment transactions with affiliates	(908,748)
Net realized losses from investment transactions with non-affiliates	(317,355)

Net realized losses from affiliated and non-affiliated investments	(953,963)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,625,640
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,055,838

Net change in unrealized appreciation/(depreciation) from investments	4,681,478

Net realized/unrealized gains from affiliated and non-affiliated investments	3,727,515

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,936,767

The accompanying notes are an integral part of these financial statements.

98 Annual Report 2009

Statements of Changes in Net Assets
October 31, 2009

	Nationwide Destination 2040 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$209,252	$53,244
Net realized losses from investment transactions	(953,963)	(79,524)
Net change in unrealized appreciation/(depreciation) from investments	4,681,478	(2,372,217)

Change in net assets resulting from operations	3,936,767	(2,398,497)

Distributions to Shareholders From:
Net investment income:
Class A	(19,072)	(8,366)
Class C	(1,999)	(541)
Class R1	(21,987)	(2,209)
Class R2	(110,477)	(24,996)
Institutional Service Class	(25,044)	(1,860)
Institutional Class	(45,848)	(27,351)
Net realized gains:
Class A	(2,922)	(161)
Class C	(582)	(1)
Class R1	(3,696)	(1)
Class R2	(17,866)	(85)
Institutional Service Class	(2,766)	(1)
Institutional Class	(4,419)	(788)

Change in net assets from shareholder distributions	(256,678)	(66,360)

Change in net assets from capital transactions	14,081,359	8,390,134

Change in net assets	17,761,448	5,925,277

Net Assets:
Beginning of year	7,011,683	1,086,406

End of year	$24,773,131	$7,011,683

Accumulated net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,294,215	$1,009,387
Dividends reinvested	21,954	8,527
Cost of shares redeemed	(294,377)	(22,655)

Total Class A	1,021,792	995,259

Class C Shares
Proceeds from shares issued	43,509	184,057
Dividends reinvested	2,581	542
Cost of shares redeemed	(14,930)	–

Total Class C	31,160	184,599

Class R1 Shares
Proceeds from shares issued	2,233,786	687,483
Dividends reinvested	25,683	2,210
Cost of shares redeemed	(179,209)	(3,296)

Total Class R1	2,080,260	686,397

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,133,287	$5,910,121
Dividends reinvested	128,343	25,080
Cost of shares redeemed	(377,960)	(500,488)

Total Class R2	7,883,670	5,434,713

Institutional Service Class Shares
Proceeds from shares issued	2,126,136	643,385
Dividends reinvested	27,810	1,860
Cost of shares redeemed	(115,859)	(120)

Total Institutional Service Class	2,038,087	645,125

Institutional Class Shares
Proceeds from shares issued	2,435,403	422,300
Dividends reinvested	50,267	28,139
Cost of shares redeemed	(1,459,280)	(6,398)

Total Institutional Class	1,026,390	444,041

Change in net assets from capital transactions:	$14,081,359	$8,390,134

SHARE TRANSACTIONS:
Class A Shares
Issued	207,041	112,385
Reinvested	3,624	930
Redeemed	(44,647)	(2,741)

Total Class A Shares	166,018	110,574

Class C Shares
Issued	7,530	20,796
Reinvested	432	63
Redeemed	(2,551)	–

Total Class C Shares	5,411	20,859

Class R1 Shares
Issued	355,378	82,062
Reinvested	4,276	262
Redeemed	(25,359)	(420)

Total Class R1 Shares	334,295	81,904

Class R2 Shares
Issued	1,332,213	695,929
Reinvested	21,175	2,832
Redeemed	(58,305)	(58,770)

Total Class R2 Shares	1,295,083	639,991

Institutional Service Class Shares
Issued	333,301	80,640
Reinvested	4,475	220
Redeemed	(18,459)	(14)

Total Institutional Service Class Shares	319,317	80,846

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2009

	Nationwide Destination 2040 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	392,178	45,998
Reinvested	8,104	2,953
Redeemed	(205,488)	(716)

Total Institutional Class Shares	194,794	48,235

Total change in shares:	2,314,918	982,409

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 101

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratio/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%	$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%	$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%	$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	38.99%	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%	$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%	$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%	$1,854	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%	$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%	$1,085	0.70%	1.83%	0.75%	1.45%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%	$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%	$1,080,215	0.33%	2.10%	0.50%	1.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2009

Nationwide Destination 2045 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2045 Fund (Class A at NAV) returned 15.22% versus 20.86% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index, and 14.64% for its former benchmark, the Dow Jones (DJ) Target 2045 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 96 funds as of October 31, 2009) was 17.36% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Vanguard Emerging Markets Fund ETF (underlying funds with allocations within the Fund of approximately 23% and 6%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 60.06%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. On the developing markets side, all 22 countries within the MSCI Emerging Markets IndexSM recorded positive returns during the reporting period; Indonesia led with 127.39%.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 5% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the annual reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

* The benchmark for the Nationwide Destination 2045 Fund changed from the Dow Jones (DJ) Target 2045 Index to the Morningstar (Mstar) Lifetime Moderate 2045 Index effective September 30, 2009.

2009 Annual Report 103

Nationwide Destination 2045 Fund (Continued)

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2045 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	9.55%

International Stocks	Nationwide International Index Fund	23%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	6.51%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	6%	60.06%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	1.02%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	13.22%

Domestic REITs	Vanguard REIT Fund (ETF)	3%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	2%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

104 Annual Report 2009

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	15.22%	-11.68%
	w/SC3	8.52%	-14.06%

Class C	w/o SC2	14.89%	-12.11%
	w/SC4	13.89%	-12.11%

Institutional Service Class[5]		15.53%	-11.61%

Institutional Class[5]		16.06%	-11.26%

Class R1[5]		14.99%	-12.09%

Class R2[5]		15.07%	-11.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.05%

Class C	1.66%

Class R1	1.43%

Class R2	1.29%

Institutional Service Class	0.80%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, Dow Jones Target 2045 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 105

Shareholder	Nationwide Destination 2045 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

106 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2045 Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,220.10	4.64	0.84
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.84

Class C Shares	Actual		1,000.00	1,217.00	7.43	1.33
	Hypothetical	[c]	1,000.00	1,018.50	6.77	1.33

Class R1 Shares	Actual		1,000.00	1,217.50	6.87	1.25
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.25

Class R2 Shares	Actual		1,000.00	1,219.50	6.04	1.10
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.10

Institutional Service	Actual		1,000.00	1,222.00	3.25	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.59

Institutional Class	Actual		1,000.00	1,224.00	1.85	0.33
Shares	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 107

Portfolio Summary	Nationwide Destination 2045 Fund
October 31, 2009

Asset Allocation

Equity Funds	94.9%
Fixed Income Fund	4.2%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	31.1%
Nationwide International Index Fund, Institutional Class	23.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.7%
Nationwide Small Cap Index Fund, Institutional Class	11.4%
Vanguard Emerging Markets Fund	6.1%
Credit Suisse Commodity Return Strategy Fund	5.5%
Nationwide Bond Index Fund, Institutional Class	4.1%
Vanguard REIT Fund	2.9%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

108 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2045 Fund

Mutual Funds 89.1%

	Shares	Market Value

Equity Funds 83.9%
Credit Suisse Commodity Return Strategy Fund	68,465	$591,539
Nationwide International Index Fund, Institutional Class (a)	366,435	2,517,405
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	126,035	1,376,297
Nationwide S&P 500 Index Fund, Institutional Class (a)	388,515	3,380,082
Nationwide Small Cap Index Fund, Institutional Class (a)	143,286	1,236,556

Total Equity Funds (cost $8,139,614)		9,101,879

Fixed Income Fund 4.2%
Nationwide Bond Index Fund, Institutional Class (a) (cost $437,208)	40,148	449,258

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $111,564)	111,564	111,564

Total Mutual Funds (cost $8,688,386)		9,662,701

Exchange Traded Funds 11.0%

	Shares	Market Value

Equity Funds 11.0%
SPDR Dow Jones Wilshire International Real Estate Fund	6,290	216,942
Vanguard Emerging Markets Fund	17,429	655,331
Vanguard REIT Fund	8,004	316,798

Total Equity Funds (cost $911,185)		1,189,071

Total Exchange Traded Funds (cost $911,185)		1,189,071

Total Investments (cost $9,599,571) (c) — 100.1%		10,851,772

Liabilities in excess of other assets — (0.1)%		(7,886)

NET ASSETS — 100.0%		$10,843,886

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 109

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2045
Fund

Assets:
Investments in affiliates, at value (cost $8,109,287)	$9,071,162
Investments in non-affiliates, at value (cost $1,490,284)	1,780,610

Total Investments	10,851,772

Cash	6,735
Receivable for capital shares issued	19,329

Total Assets	10,877,836

Liabilities:
Payable for investments purchased	7,759
Payable for capital shares redeemed	18,131
Accrued expenses and other payables:
Investment advisory fees	3,081
Distribution fees	3,477
Administrative servicing fees	1,502

Total Liabilities	33,950

Net Assets	$10,843,886

Represented by:
Capital	$10,549,794
Accumulated net realized losses from investment transactions	(958,109)
Net unrealized appreciation/(depreciation) from investments in affiliates	961,875
Net unrealized appreciation/(depreciation) from investments in non-affiliates	290,326

Net Assets	$10,843,886

Net Assets:
Class A Shares	$910,313
Class C Shares	61,835
Class R1 Shares	112,869
Class R2 Shares	7,333,974
Institutional Service Class Shares	851,684
Institutional Class Shares	1,573,211

Total	$10,843,886

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	125,470
Class C Shares	8,531
Class R1 Shares	15,595
Class R2 Shares	1,014,425
Institutional Service Class Shares	117,567
Institutional Class Shares	216,461

Total	1,498,049

The accompanying notes are an integral part of these financial statements.

110 Annual Report 2009

Nationwide
Destination 2045
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):

Class A Shares	$7.26
Class C Shares (a)	$7.25
Class R1 Shares	$7.24
Class R2 Shares	$7.23
Institutional Service Class Shares	$7.24
Institutional Class Shares	$7.27

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.70

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 111

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2045
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$113,026
Dividend income from non-affiliates	29,683

Total Income	142,709

EXPENSES:
Investment advisory fees	20,936
Distribution fees Class A	1,476
Distribution fees Class C	414
Distribution fees Class R1	556
Distribution fees Class R2	20,648
Administrative servicing fees Class A	1,474
Administrative servicing fees Class R1	214
Administrative servicing fees Class R2	10,326
Administrative servicing fees Institutional Service Class	941
Other	61

Net Expenses	57,046

NET INVESTMENT INCOME	85,663

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	110,945
Net realized losses from investment transactions with affiliates	(846,497)
Net realized losses from investment transactions with non-affiliates	(183,498)

Net realized losses from affiliated and non-affiliated investments	(919,050)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,896,566
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	526,406

Net change in unrealized appreciation/(depreciation) from investments	2,422,972

Net realized/unrealized gains from affiliated and non-affiliated investments	1,503,922

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,589,585

The accompanying notes are an integral part of these financial statements.

112 Annual Report 2009

Statements of Changes In Net Assets

	Nationwide Destination 2045 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$85,663	$32,292
Net realized gains (losses) from investment transactions	(919,050)	2,184
Net change in unrealized appreciation/(depreciation) from investments	2,422,972	(1,256,823)

Change in net assets resulting from operations	1,589,585	(1,222,347)

Distributions to Shareholders From:
Net investment income:
Class A	(9,150)	(1,844)
Class C	(334)	(43)
Class R1	(1,087)	(95)
Class R2	(52,855)	(12,381)
Institutional Service Class	(6,203)	(370)
Institutional Class	(22,481)	(20,428)
Net realized gains:
Class A	(3,117)	(2)
Class C	(46)	(1)
Class R1	(603)	(1)
Class R2	(19,905)	(61)
Institutional Service Class	(1,679)	(1)
Institutional Class	(6,626)	(854)

Change in net assets from shareholder distributions	(124,086)	(36,081)

Change in net assets from capital transactions	6,322,147	3,218,036

Change in net assets	7,787,646	1,959,608

Net Assets:
Beginning of year	3,056,240	1,096,632

End of year	$10,843,886	$3,056,240

Accumulated undistributed net investment income at end of year	$–	$889

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$551,631	$412,926
Dividends reinvested	12,267	1,846
Cost of shares redeemed	(98,151)	(3,095)

Total Class A	465,747	411,677

Class C Shares
Proceeds from shares issued	42,366	6,397
Dividends reinvested	380	44
Cost of shares redeemed	(787)	–

Total Class C	41,959	6,441

Class R1 Shares
Proceeds from shares issued	64,038	77,048
Dividends reinvested	1,690	96
Cost of shares redeemed	(30,224)	(3,077)

Total Class R1	35,504	74,067

Amounts designated as “–” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 113

Statements of Changes In Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,771,759	$2,562,391
Dividends reinvested	72,760	12,442
Cost of shares redeemed	(350,341)	(117,680)

Total Class R2	4,494,178	2,457,153

Institutional Service Class Shares
Proceeds from shares issued	718,578	191,393
Dividends reinvested	7,882	371
Cost of shares redeemed	(100,668)	(20,814)

Total Institutional Service Class	625,792	170,950

Institutional Class Shares
Proceeds from shares issued	759,034	89,304
Dividends reinvested	29,107	21,282
Cost of shares redeemed	(129,174)	(12,838)

Total Institutional Class	658,967	97,748

Change in net assets from capital transactions:	$6,322,147	$3,218,036

SHARE TRANSACTIONS:
Class A Shares
Issued	90,832	47,312
Reinvested	2,037	214
Redeemed	(14,696)	(386)

Total Class A Shares	78,173	47,140

Class C Shares
Issued	7,805	665
Reinvested	64	5
Redeemed	(108)	–

Total Class C Shares	7,761	670

Class R1 Shares
Issued	10,738	9,476
Reinvested	287	11
Redeemed	(4,543)	(474)

Total Class R1 Shares	6,482	9,013

Class R2 Shares
Issued	789,342	292,840
Reinvested	12,138	1,415
Redeemed	(69,057)	(12,825)

Total Class R2 Shares	732,423	281,430

Institutional Service Class Shares
Issued	111,477	24,976
Reinvested	1,284	44
Redeemed	(17,979)	(2,326)

Total Institutional Service Class Shares	94,782	22,685

Amounts designated as “–” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

114 Annual Report 2009

	Nationwide Destination 2045 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	123,202	10,020
Reinvested	4,796	2,233
Redeemed	(22,136)	(1,532)

Total Institutional Class Shares	105,862	10,721

Total change in shares:	1,025,483	371,659

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 115

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			And									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) From	From	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%	$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%	$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%	$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%	$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%	$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%	$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%	$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%	$1,090	0.70%	1.59%	0.79%	1.44%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%	$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%	$1,085,445	0.33%	2.01%	0.50%	1.44%
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Per share calculations were performed using average shares method.

(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

–	Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

116 Annual Report 2009

Nationwide Destination 2050 Fund

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors that have selected, at the time of investment, an estimated retirement date and plan to retire in, or close to, the target date designated in the Fund’s name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income, and/or preservation of capital. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Destination 2050 Fund (Class A at NAV) returned 16.63% versus 21.41% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index, and 14.64% for its former benchmark, the Dow Jones (DJ) Target 2050 Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 132 funds as of October 31, 2009) was 17.77% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide International Index Fund and the Vanguard Emerging Markets Fund ETF (underlying funds with allocations within the Fund of approximately 25% and 6%, respectively) provided the most positive relative returns for the Fund, gaining 24.93% and 60.06%, respectively, during the reporting period. A strong rebound in international developed market stocks propelled the Nationwide International Index Fund to a respectable gain as all but one of the 21 country markets tracked by the Morgan Stanley Capital International (MSCI EAFE®) Index produced gains during the reporting period. Sweden led the way with 69.27%. On the developing markets side, all 22 countries within the MSCI Emerging Markets Indexsm recorded positive returns during the reporting period; Indonesia led with 127.39%.

What areas of investment detracted from Fund performance?

The Credit Suisse Commodity Strategy Return Fund returned only 1.02% and the Nationwide Money Market Fund returned only 0.21% (with allocations to the Fund of approximately 5% and 1%, respectively). Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the annual reporting period. Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the 12-month period covered by this annual report. The first part, lasting from November 2008 into early March 2009, was characterized by deteriorating financial and economic conditions on a global scale. Virtually all equity markets declined dramatically and investor selling was largely indiscriminate as investors fled from nearly all asset classes, with the exception of US Treasury bonds. Since March 2009, global equity markets have rallied on the back of new initiatives from the US Government, improving economic data and strengthening corporate earnings. Market volatility levels have subsided, liquidity has increased in the credit markets and investor confidence has improved.

*  The benchmark for the Nationwide Destination 2050 Fund changed from the Dow Jones (DJ) Target 2050 Index to the Morningstar (Mstar) Lifetime Moderate 2050 Index effective September 30, 2009.

2009 Annual Report 117

Nationwide Destination 2050 Fund (Continued)

The events of the past year should serve to reinforce the advantages of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds, by combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, are well-positioned to deliver strong risk-adjusted returns over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2050 Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	29%	9.55%

International Stocks	Nationwide International Index Fund	25%	24.93%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	17.77%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	6.51%

Emerging Market Stocks	Vanguard Emerging Markets Fund (ETF)	6%	60.06%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	1.02%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	13.22%

Domestic REITs	Vanguard REIT Fund (ETF)	3%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	2%	31.18%

Money Market Investments	Nationwide Money Market Fund	1%	0.21%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

118 Annual Report 2009

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	16.63%	-11.27%
	w/SC3	9.96%	-13.66%

Class C	w/o SC2	15.91%	-11.93%
	w/SC4	14.91%	-11.93%

Institutional Service Class[5]		16.73%	-11.24%

Institutional Class[5]		16.99%	-10.99%

Class R1[5]		15.94%	-11.79%

Class R2[5]		16.14%	-11.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	0.98%

Class C	1.66%

Class R1	1.50%

Class R2	1.34%

Institutional Service Class	0.82%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, Dow Jones Target 2050 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 119

Shareholder	Nationwide Destination 2050 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

120 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Destination 2050			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,221.80	4.65	0.84
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.84

Class C Shares	Actual		1,000.00	1,221.40	7.39	1.33
	Hypothetical	[c]	1,000.00	1,018.55	6.72	1.33

Class R1 Shares	Actual		1,000.00	1,220.30	6.88	1.14
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.14

Class R2 Shares	Actual		1,000.00	1,221.90	6.05	1.08
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.08

Institutional Service	Actual		1,000.00	1,223.60	3.25	0.58
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

Institutional Class Shares	Actual		1,000.00	1,226.30	1.85	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 121

Portfolio Summary	Nationwide Destination 2050 Fund
October 31, 2009

Asset Allocation

Equity Funds	94.9%
Fixed Income Fund	4.2%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

Nationwide S&P 500 Index Fund, Institutional Class	29.1%
Nationwide International Index Fund, Institutional Class	25.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.7%
Nationwide Small Cap Index Fund, Institutional Class	11.4%
Vanguard Emerging Markets Fund	6.0%
Credit Suisse Commodity Return Strategy Fund	5.5%
Nationwide Bond Index Fund, Institutional Class	4.2%
Vanguard REIT Fund	2.9%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

122 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Destination 2050 Fund

Mutual Funds 89.1%

	Shares	Market Value

Equity Funds 83.9%
Credit Suisse Commodity Return Strategy Fund	128,735	$1,112,270
Nationwide International Index Fund, Institutional Class (a)	749,060	5,146,042
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	237,026	2,588,325
Nationwide S&P 500 Index Fund, Institutional Class (a)	683,551	5,946,897
Nationwide Small Cap Index Fund, Institutional Class (a)	269,459	2,325,436

Total Equity Funds (cost $14,026,208)		17,118,970

Fixed Income Fund 4.2%
Nationwide Bond Index Fund, Institutional Class (a) (cost $823,610)	75,544	845,335

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $209,919)	209,919	209,919

Total Mutual Funds (cost $15,059,737)		18,174,224

Exchange Traded Funds 11.0%

	Shares	Market Value

Equity Funds 11.0%
SPDR Dow Jones Wilshire International Real Estate Fund	11,819	407,637
Vanguard Emerging Markets Fund	32,743	1,231,137
Vanguard REIT Fund	15,045	595,481

Total Equity Funds (cost $1,502,090)		2,234,255

Total Exchange Traded Funds (cost $1,502,090)		2,234,255

Total Investments (cost $16,561,827) (c) — 100.1%		20,408,479

Liabilities in excess of other assets — (0.1)%		(12,384)

NET ASSETS — 100.0%		$20,396,095

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 123

Statement of Assets and Liabilities
October 31, 2009

Nationwide
Destination 2050
Fund

Assets:
Investments in affiliates, at value (cost $14,087,537)	$17,061,954
Investments in non-affiliates, at value (cost $2,474,290)	3,346,525

Total Investments	20,408,479

Cash	7,064
Receivable for investments sold	845
Receivable for capital shares issued	19,857

Total Assets	20,436,245

Liabilities:
Payable for investments purchased	23,850
Payable for capital shares redeemed	1,990
Accrued expenses and other payables:
Investment advisory fees	5,774
Distribution fees	4,891
Administrative servicing fees	3,645

Total Liabilities	40,150

Net Assets	$20,396,095

Represented by:
Capital	$17,662,853
Accumulated net realized losses from investment transactions	(1,113,410)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,974,417
Net unrealized appreciation/(depreciation) from investments in non-affiliates	872,235

Net Assets	$20,396,095

Net Assets:
Class A Shares	$10,334,866
Class C Shares	9,006
Class R1 Shares	377,829
Class R2 Shares	5,612,611
Institutional Service Class Shares	2,313,686
Institutional Class Shares	1,748,097

Total	$20,396,095

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,423,040
Class C Shares	1,243
Class R1 Shares	52,124
Class R2 Shares	776,318
Institutional Service Class Shares	318,635
Institutional Class Shares	240,424

Total	2,811,784

The accompanying notes are an integral part of these financial statements.

124 Annual Report 2009

Nationwide
Destination 2050
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.26
Class C Shares (a)	$7.25
Class R1 Shares	$7.25
Class R2 Shares	$7.23
Institutional Service Class Shares	$7.26
Institutional Class Shares	$7.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.70

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 125

Statement of Operations
For the Year Ended October 31, 2009

Nationwide
Destination 2050
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$212,112
Dividend income from non-affiliates	49,825

Total Income	261,937

EXPENSES:
Investment advisory fees	39,394
Distribution fees Class A	15,190
Distribution fees Class C	76
Distribution fees Class R1	2,156
Distribution fees Class R2	16,767
Administrative servicing fees Class A	15,190
Administrative servicing fees Class R1	829
Administrative servicing fees Class R2	8,382
Administrative servicing fees Institutional Service Class	2,537
Other	71

Net Expenses	100,592

NET INVESTMENT INCOME	161,345

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	126,742
Net realized losses from investment transactions with affiliates	(918,581)
Net realized losses from investment transactions with non-affiliates	(227,360)

Net realized losses from affiliated and non-affiliated investments	(1,019,199)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,937,261
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,144,354

Net change in unrealized appreciation/(depreciation) from investments	5,081,615

Net realized/unrealized gains from affiliated and non-affiliated investments	4,062,416

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,223,761

The accompanying notes are an integral part of these financial statements.

126 Annual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$161,345	$31,267
Net realized losses from investment transactions	(1,019,199)	(48,073)
Net change in unrealized appreciation/(depreciation) from investments	5,081,615	(1,325,718)

Change in net assets resulting from operations	4,223,761	(1,342,524)

Distributions to Shareholders From:
Net investment income:
Class A	(72,871)	(2,585)
Class C	(105)	(44)
Class R1	(5,047)	(1,151)
Class R2	(48,702)	(10,330)
Institutional Service Class	(17,348)	(1,817)
Institutional Class	(25,364)	(29,198)
Net realized gains:
Class A	(1,324)	(26)
Class C	(42)	(1)
Class R1	(2,060)	(1)
Class R2	(13,102)	(9)
Institutional Service Class	(2,929)	(1)
Institutional Class	(4,746)	(509)

Change in net assets from shareholder distributions	(193,640)	(45,672)

Change in net assets from capital transactions	12,977,329	3,614,617

Change in net assets	17,007,450	(2,226,421)

Net Assets:
Beginning of year	3,388,645	1,162,224

End of year	$20,396,095	$3,388,645

Accumulated undistributed net investment income at end of year	$–	$1

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,587,475	$279,564
Dividends reinvested	74,195	2,611
Cost of shares redeemed	(1,318,180)	(49,574)

Total Class A	7,343,490	232,601

Class C Shares
Proceeds from shares issued	1,405	18,154
Dividends reinvested	147	44
Cost of shares redeemed	–	(9,295)

Total Class C	1,552	8,903

Class R1 Shares
Proceeds from shares issued	161,747	430,694
Dividends reinvested	7,107	1,152
Cost of shares redeemed	(155,403)	(1,703)

Total Class R1	13,451	430,143

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,285,323	$2,831,852
Dividends reinvested	61,804	10,339
Cost of shares redeemed	(300,890)	(456,335)

Total Class R2	3,046,237	2,385,856

Institutional Service Class Shares
Proceeds from shares issued	2,610,000	489,188
Dividends reinvested	20,277	1,818
Cost of shares redeemed	(851,577)	(42,289)

Total Institutional Service Class	1,778,700	448,717

Institutional Class Shares
Proceeds from shares issued	812,614	85,645
Dividends reinvested	30,110	29,707
Cost of shares redeemed	(48,825)	(6,955)

Total Institutional Class	793,899	108,397

Change in net assets from capital transactions:	$12,977,329	$3,614,617

SHARE TRANSACTIONS:
Class A Shares
Issued	1,583,290	31,394
Reinvested	11,980	284
Redeemed	(203,548)	(5,265)

Total Class A Shares	1,391,722	26,413

Class C Shares
Issued	166	1,895
Reinvested	25	5
Redeemed	–	(948)

Total Class C Shares	191	952

Class R1 Shares
Issued	24,921	49,235
Reinvested	1,202	138
Redeemed	(23,221)	(251)

Total Class R1 Shares	2,902	49,122

Class R2 Shares
Issued	523,307	332,471
Reinvested	10,345	1,183
Redeemed	(40,850)	(51,534)

Total Class R2 Shares	492,802	282,300

Institutional Service Class Shares
Issued	395,750	57,184
Reinvested	3,292	216
Redeemed	(133,036)	(4,871)

Total Institutional Service Class Shares	266,006	52,529

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

128 Annual Report 2009

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	130,710	9,403
Reinvested	4,941	3,069
Redeemed	(7,187)	(765)

Total Institutional Class Shares	128,464	11,707

Total change in shares:	2,282,087	423,023

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 129

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data

													Ratio of
			Net Realized									Ratio of Net	Expenses
			And									Investment	(Prior to
	Net Asset	Net	Unrealized								Ratio of	Income	Reimbursements)
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss)	to Average
	Beginning	Income	(Losses) From	From	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	Net	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%	$10,334,866	0.83%	1.19%	0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%)	$200,917	0.59%	1.55%	0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$53,443	0.86%	(0.30%)	1.08%	0.82%

Class C Shares
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%	$9,006	1.33%	1.23%	1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%)	$6,734	1.34%	0.65%	1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	(9.13%)	$1,092	1.39%	0.87%	1.49%	0.82%

Class R1 Shares
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%	$377,829	1.23%	1.49%	1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%)	$314,774	1.24%	0.72%	1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R2 Shares
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%	$5,612,611	1.08%	1.29%	1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%)	$1,810,597	1.03%	1.02%	1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$13,240	1.06%	0.62%	1.17%	0.82%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%	$2,313,686	0.58%	1.50%	0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%)	$337,395	0.60%	1.47%	0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%	$1,093	0.70%	1.57%	0.79%	0.82%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%	$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%	$1,092,264	0.33%	1.98%	0.50%	0.82%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

130 Annual Report 2009

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2009, the Nationwide Retirement Income Fund (Class A at NAV) returned 13.46% versus 14.89% for its new benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index, and 15.81% for its former benchmark, the Dow Jones (DJ) Target Today Index*. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 445 funds as of October 31, 2009) was 15.55% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The iShares Barclays TIPS Bond ETF and the Oppenheimer International Bond Fund (underlying funds with allocations within the Fund of approximately 24% and 8%, respectively) provided the most positive relative returns for the Fund, gaining 17.03% and 26.06%, respectively, during the reporting period. Concerns about the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF. International fixed-income markets showed the most gains during the first months of the reporting period, then gained again with a surge in the later months as liquidity and confidence returned to most foreign markets.

What areas of investment detracted from Fund performance?

The Nationwide Money Market Fund returned only 0.21% and the Credit Suisse Commodity Strategy Return Fund returned 1.02% (with allocations to the Fund of approximately 11% and 3%, respectively). Yields on money funds continued to be microscopic due to the effect of the low-interest-rate environment on high-quality, ultra-short-term investments. Commodities, as tracked by the Dow Jones-UBS Commodities Index, barely broke even, and Credit Suisse eked out a small gain despite extreme volatility in this asset class during the annual reporting period.

What is your outlook for the near term?

We witnessed two very different market environments during the 12 months covered by this report. From November 2008 to early March 2009, financial and economic conditions deteriorated on a global scale, with virtually all equity markets declining dramatically. Investors fled from nearly all asset classes except government bonds. The U.S. government and many foreign governments intervened by pumping unprecedented amounts of capital into their financial systems in an effort to stanch the bleeding, as it were. Finally, in early March 2009, the equity markets began a strong rally on the back of new U.S. government initiatives, some improving economic data and several corporate earnings surprises. This rebound in the equity markets characterized the remainder of the annual reporting period, with most equity markets posting double-digit gains.

As you consider how best to invest for your retirement, the market turbulence of 2008 and early 2009 should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments. We believe our Nationwide Target Destination Funds provide one such solution for long-term investors. By combining underlying investments in up to 14 distinct asset classes that behave differently under most market conditions, we believe it is possible for our Target Destination Funds to achieve higher risk-adjusted returns over the long term than those that could be achieved with a less-diversified portfolio of investments.

* The benchmark for the Nationwide Destination Retirement Income Fund changed from the Dow Jones (DJ) Target Index to the Morningstar (Mstar) Lifetime Moderate Index effective September 30, 2009.

2009 Annual Report 131

Nationwide Retirement Income Fund (Continued)

The table below lists the target allocation for each of the Fund’s underlying investments as of October 31, 2009, and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Retirement Income Fund
Performance of Underlying Investments for the 12 Months Ended October 31, 2009

		Target	12-Month
Asset Classes	Underlying Investments	Allocation**	Return

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Fund (ETF)	24%	17.03%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	18%	9.55%

Short-Term Bonds	Vanguard Short Term Bond Fund (ETF)	18%	8.57%

Money Market Investments	Nationwide Money Market Fund	11%	0.21%

International Bonds	Oppenheimer International Bond Fund	8%	26.06%

Intermediate-Term Bonds	Nationwide Bond Index Fund	7%	13.22%

International Stocks	Nationwide International Index Fund	5%	24.93%

Commodities	Credit Suisse Commodity Return Strategy Fund	3%	1.02%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	2%	17.77%

High-Yield Bonds	T. Rowe Price High Yield Bond Fund	2%	34.94%

Domestic REITs	Vanguard REIT Fund (ETF)	1%	1.83%

International REITs	SPDRs Dow Jones Wilshire International Real Estate Fund (ETF)	1%	31.18%

**	Fund target allocations are as of October 31, 2009

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown on the table above is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

132 Annual Report 2009

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return
(For periods ended October 31, 2009)

		1 Yr.	Inception[1]

Class A	w/o SC2	13.46%	0.25%
	w/SC3	6.96%	-2.45%

Class C	w/o SC2	12.82%	-0.34%
	w/SC4	11.82%	-0.34%

Institutional Service Class[5]		13.64%	0.44%

Institutional Class[5]		13.92%	0.72%

Class R1[5]		12.88%	-0.18%

Class R2[5]		13.08%	0.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Fund commenced operations on August 30, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	1.03%

Class C	1.66%

Class R1	1.48%

Class R2	1.25%

Institutional Service Class	0.84%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Dow Jones Target Today Index(a), the Barclays Capital U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Barclays Capital U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 133

Shareholder	Nationwide Retirement Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

134 Annual Report 2009

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Retirement Income Fund			05/01/09	10/31/09	05/01/09 - 10/31/09 [a,b]	05/01/09 - 10/31/09 [a,b]

Class A Shares	Actual		1,000.00	1,106.10	4.41	0.88
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.88

Class C Shares	Actual		1,000.00	1,101.90	8.00	1.51
	Hypothetical	[c]	1,000.00	1,017.59	7.68	1.51

Class R1 Shares	Actual		1,000.00	1,103.30	6.52	1.17
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.17

Class R2 Shares	Actual		1,000.00	1,103.60	5.73	1.15
	Hypothetical	[c]	1,000.00	1,019.76	5.50	1.15

Institutional Service	Actual		1,000.00	1,106.60	3.08	0.53
Class Shares	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.53

Institutional	Actual		1,000.00	1,107.40	1.75	0.33
Class Shares	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Security and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 135

Portfolio Summary	Nationwide Retirement Income Fund
October 31, 2009

Asset Allocation

Fixed Income Funds	59.6%
Equity Funds	29.4%
Money Market Fund	11.0%
Liabilities in excess of other assets‡	0.0%

100.0%

‡	Rounds to less than 0.1%.

Top Holdings†

iShares Barclays U.S. Treasury Inflation Protected Securities Fund	24.3%
Vanguard Short-Term Bond Fund	18.1%
Nationwide S&P 500 Index Fund, Institutional Class	17.6%
Nationwide Money Market Fund, Institutional Class	11.0%
Oppenheimer International Bond Fund, Class Y	8.1%
Nationwide Bond Index Fund, Institutional Class	7.1%
Nationwide International Index Fund, Institutional Class	4.9%
Credit Suisse Commodity Return Strategy Fund	3.1%
T. Rowe Price High Yield Bond Fund	2.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	1.9%
Other Holdings	1.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2009.

The accompanying notes are an integral part of these financial statements.

136 Annual Report 2009

Statement of Investments
October 31, 2009

Nationwide Retirement Income Fund

Mutual Funds 55.7%

	Shares	Market Value

Equity Funds 27.5%
Credit Suisse Commodity Return Strategy Fund	48,492	$418,966
Nationwide International Index Fund, Institutional Class (a)	94,175	646,983
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	22,937	250,468
Nationwide S&P 500 Index Fund, Institutional Class (a)	266,776	2,320,954

Total Equity Funds (cost $2,995,835)		3,637,371

Fixed Income Funds 17.2%
Nationwide Bond Index Fund, Institutional Class (a)	83,195	930,950
Oppenheimer International Bond Fund, Class Y	163,253	1,067,675
T. Rowe Price High Yield Bond Fund	29,351	267,971

Total Fixed Income Funds (cost $2,098,492)		2,266,596

Money Market Fund 11.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b) (cost $1,452,835)	1,452,835	1,452,835

Total Mutual Funds (cost $6,547,162)		7,356,802

Exchange Traded Funds 44.3%

	Shares	Market Value

Equity Funds 1.9%
SPDR Dow Jones Wilshire International Real Estate Fund	3,716	128,165
Vanguard REIT Fund	3,158	124,994

Total Equity Funds (cost $178,241)		253,159

Fixed Income Funds 42.4%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	30,893	3,213,181
Vanguard Short-Term Bond Fund	29,754	2,382,105

Total Fixed Income Funds (cost $5,464,405)		5,595,286

Total Exchange Traded Funds (cost $5,642,646)		5,848,445

Total Investments (cost $12,189,808) (c) — 100.0%		13,205,247

Liabilities in excess of other assets — 0.0%		(3,694)

NET ASSETS — 100.0%		$13,201,553

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 137

Statement of Assets and Liabilities
October 31, 2009

Nationwide Retirement
Income Fund

Assets:
Investments in affiliates, at value (cost $4,978,789)	$5,602,190
Investments in non-affiliates, at value (cost $7,211,019)	7,603,057

Total Investments	13,205,247

Cash	94,444
Receivable for capital shares issued	10,672

Total Assets	13,310,363

Liabilities:
Payable for investments purchased	100,382
Payable for capital shares redeemed	36
Accrued expenses and other payables:
Investment advisory fees	3,556
Distribution fees	2,865
Administrative servicing fees	1,971

Total Liabilities	108,810

Net Assets	$13,201,553

Represented by:
Capital	$12,988,059
Accumulated undistributed net investment income	10,400
Accumulated net realized losses from investment transactions	(812,345)
Net unrealized appreciation/(depreciation) from investments in affiliates	623,401
Net unrealized appreciation/(depreciation) from investments in non-affiliates	392,038

Net Assets	$13,201,553

Net Assets:
Class A Shares	$2,122,284
Class C Shares	990
Class R1 Shares	2,119,001
Class R2 Shares	3,136,767
Institutional Service Class Shares	2,847,529
Institutional Class Shares	2,974,982

Total	$13,201,553

Shares outstanding (unlimited number of shares authorized):
Class A Shares	224,786
Class C Shares	105
Class R1 Shares	224,858
Class R2 Shares	333,512
Institutional Service Class Shares	301,796
Institutional Class Shares	315,005

Total	1,400,062

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.44
Class C Shares (a)	$9.43
Class R1 Shares	$9.42
Class R2 Shares	$9.41
Institutional Service Class Shares	$9.44
Institutional Class Shares	$9.44
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.02

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

138 Annual Report 2009

Statement of Operations
For the Year Ended October 31, 2009

Nationwide Retirement
Income Fund

INVESTMENT INCOME:
Dividend income from affiliates	$85,122
Dividend income from non-affiliates	198,148

Total Income	283,270

EXPENSES:
Investment advisory fees	30,871
Distribution fees Class A	3,140
Distribution fees Class C	9
Distribution fees Class R1	10,932
Distribution fees Class R2	12,253
Administrative servicing fees Class A	3,128
Administrative servicing fees Class R1	4,207
Administrative servicing fees Class R2	6,129
Administrative servicing fees Institutional Service Class	4,546
Other	57

Net Expenses	75,272

NET INVESTMENT INCOME	207,998

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	31,720
Net realized gain distributions from underlying non-affiliated funds	3,637
Net realized losses from investment transactions with affiliates	(505,449)
Net realized losses from investment transactions with non-affiliates	(212,434)

Net realized losses from affiliated and non-affiliated investments	(682,526)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,095,096
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	842,582

Net change in unrealized appreciation/(depreciation) from investments	1,937,678

Net realized/unrealized gains from affiliated and non-affiliated investments	1,255,152

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,463,150

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 139

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Operations:
Net investment income	$207,998	$112,105
Net realized losses from investment transactions	(682,526)	(90,676)
Net change in unrealized appreciation/(depreciation) from investments	1,937,678	(953,125)

Change in net assets resulting from operations	1,463,150	(931,696)

Distributions to Shareholders From:
Net investment income:
Class A	(28,902)	(423)
Class C	(16)	(25)
Class R1	(31,053)	(16,255)
Class R2	(49,512)	(27,914)
Institutional Service Class	(46,951)	(18,792)
Institutional Class	(60,336)	(35,788)
Net realized gains:
Class A	(151)	(1)
Class C	(6)	(1)
Class R1	(9,224)	(1)
Class R2	(9,940)	(57)
Institutional Service Class	(10,981)	(1)
Institutional Class	(5,464)	(468)

Change in net assets from shareholder distributions	(252,536)	(99,726)

Change in net assets from capital transactions	6,260,268	5,724,103

Change in net assets	7,470,882	4,692,681

Net Assets:
Beginning of year	5,730,671	1,037,990

End of year	$13,201,553	$5,730,671

Accumulated undistributed net investment income at end of year	$10,400	$17,243

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,522,271	$27,463
Dividends reinvested	29,053	424
Cost of shares redeemed	(674,090)	(252)

Total Class A	1,877,234	27,635

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	21	26
Cost of shares redeemed	–	–

Total Class C	21	26

Class R1 Shares
Proceeds from shares issued	528,645	1,984,810
Dividends reinvested	40,277	16,256
Cost of shares redeemed	(240,742)	(107,470)

Total Class R1	328,180	1,893,596

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

140 Annual Report 2009

	Nationwide Retirement Income Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,555,359	$3,831,556
Dividends reinvested	59,452	27,971
Cost of shares redeemed	(1,345,106)	(1,963,981)

Total Class R2	1,269,705	1,895,546

Institutional Service Class Shares
Proceeds from shares issued	2,205,952	2,128,462
Dividends reinvested	57,932	18,792
Cost of shares redeemed	(1,187,563)	(283,066)

Total Institutional Service Class	1,076,321	1,864,188

Institutional Class Shares
Proceeds from shares issued	1,831,487	6,859
Dividends reinvested	65,800	36,256
Cost of shares redeemed	(188,480)	(3)

Total Institutional Class	1,708,807	43,112

Change in net assets from capital transactions:	$6,260,268	$5,724,103

SHARE TRANSACTIONS:
Class A Shares
Issued	293,731	2,745
Reinvested	3,232	43
Redeemed	(75,040)	(25)

Total Class A Shares	221,923	2,763

Class C Shares
Issued	–	–
Reinvested	2	3
Redeemed	–	–

Total Class C Shares	2	3

Class R1 Shares
Issued	58,861	199,374
Reinvested	4,559	1,687
Redeemed	(28,185)	(11,538)

Total Class R1 Shares	35,235	189,523

Class R2 Shares
Issued	294,847	383,608
Reinvested	6,738	2,855
Redeemed	(153,489)	(201,147)

Total Class R2 Shares	148,096	185,316

Institutional Service Class Shares
Issued	245,493	214,637
Reinvested	6,548	1,939
Redeemed	(137,909)	(29,012)

Total Institutional Service Class Shares	114,132	187,564

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 141

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	224,569	769
Reinvested	7,393	3,629
Redeemed	(21,236)	–

Total Institutional Class Shares	210,726	4,398

Total change in shares:	730,114	569,567

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

142 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
	Net Asset		and									Ratio of Net	Expenses
	Value,		Unrealized					Net			Ratio of	Investment	(Prior to
	Beginning	Net	Gains (Losses)	Total	Net	Net		Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%	$2,122,283	0.83%	2.15%	0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%)	$24,515	0.83%	3.30%	0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%	$991	1.38%	1.69%	1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%)	$880	1.38%	2.99%	1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%	$2,119,001	1.23%	1.81%	1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%	$3,136,767	1.08%	1.91%	1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%	$2,847,529	0.58%	2.45%	0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%	$1,037	0.72%	3.31%	0.72%	1.03%

Institutional Class Shares
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%	$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%	$1,032,807	0.33%	3.74%	0.50%	1.03%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 143

Notes to Financial Statements
October 31, 2009

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2009, the Trust operates thirty-one (31) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

144 Annual Report 2009

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

Nationwide Destination 2010 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$5,819,587	$—	$—	$5,819,587
Mutual Funds	16,253,169	—	—	16,253,169

Total	$22,072,756	$—	$—	$22,072,756

Nationwide Destination 2015 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$16,714,505	$—	$—	$16,714,505
Mutual Funds	49,274,551	—	—	49,274,551

Total	$65,989,056	$—	$—	$65,989,056

Nationwide Destination 2020 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$13,265,197	$—	$—	$13,265,197
Mutual Funds	49,112,536	—	—	49,112,536

Total	$62,377,733	$—	$—	$62,377,733

Nationwide Destination 2025 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$9,621,654	$—	$—	$9,621,654
Mutual Funds	49,745,550	—	—	49,745,550

Total	$59,367,204	$—	$—	$59,367,204

Nationwide Destination 2030 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$7,957,965	$—	$—	$7,957,965
Mutual Funds	63,847,393	—	—	63,847,393

Total	$71,805,358	$—	$—	$71,805,358

2009 Annual Report 145

Notes to Financial Statements (Continued)
October 31, 2009

Nationwide Destination 2035 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$2,335,735	$—	$—	$2,335,735
Mutual Funds	27,019,144	—	—	27,019,144

Total	$29,354,879	$—	$—	$29,354,879

Nationwide Destination 2040 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$2,289,727	$—	$—	$2,289,727
Mutual Funds	22,568,429	—	—	22,568,429

Total	$24,858,156	$—	$—	$24,858,156

Nationwide Destination 2045 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$1,189,071	$—	$—	$1,189,071
Mutual Funds	9,662,701	—	—	9,662,701

Total	$10,851,772	$—	$—	$10,851,772

Nationwide Destination 2050 Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$2,234,255	$—	$—	$2,234,255
Mutual Funds	18,174,224	—	—	18,174,224

Total	$20,408,479	$—	$—	$20,408,479

Nationwide Retirement Income Fund*

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$5,848,445	$—	$—	$5,848,445
Mutual Funds	7,356,802	—	—	7,356,802

Total	$13,205,247	$—	$—	$13,205,247

Amounts designated as “–” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

146 Annual Report 2009

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds are subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

2009 Annual Report 147

Notes to Financial Statements (Continued)
October 31, 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Funds’ current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series within the Trust. For each Fund, income, Fund expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative service fees, the cost of investment securities or other investment assets, taxes, interest, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. The Funds do not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. The Funds do not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and

148 Annual Report 2009

other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the year ended October 31, 2009, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Destination 2010	$32,550

Destination 2015	100,898

Destination 2020	90,652

Destination 2025	85,163

Destination 2030	103,298

Destination 2035	39,741

Destination 2040	32,928

Destination 2045	12,985

Destination 2050	27,116

Retirement Income	18,070

As of October 31, 2009, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Fund	Outstanding Owned

Destination 2010	5.73%

Destination 2015	17.39

Destination 2020	21.26

Destination 2025	14.93

Destination 2030	11.32

Destination 2035	14.07

Destination 2040	10.93

Destination 2045	15.48

Destination 2050	12.84

Retirement Income	23.70

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2009, the Funds’ portion of such costs amounted to $0.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares. Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares.

2009 Annual Report 149

Notes to Financial Statements (Continued)
October 31, 2009

These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid up to on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC fee of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2009, NFD received commissions of $27,264 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $6,104 was re-allowed to affiliated broker-dealers of the Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.14% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended October 31, 2009, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Destination 2010	$16,636,253	$5,464,294

Destination 2015	50,608,212	11,994,241

Destination 2020	43,405,081	8,584,613

Destination 2025	40,599,800	6,656,929

Destination 2030	49,734,038	6,834,148

Destination 2035	19,504,740	3,467,257

Destination 2040	17,013,948	2,610,097

Destination 2045	7,616,278	1,212,931

Destination 2050	15,629,163	2,543,375

Retirement Income	10,327,618	4,060,574

150 Annual Report 2009

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Other

As of October 31, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

		Number of
Fund	% of Shares	Accounts

Destination 2010	80.06%	3

Destination 2015	63.21	2

Destination 2020	50.28	1

Destination 2025	53.86	1

Destination 2030	65.92	2

Destination 2035	74.19	2

Destination 2040	67.18	2

Destination 2045	67.49	1

Destination 2050	74.58	2

Retirement Income	54.70	3

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

2009 Annual Report 151

Notes to Financial Statements (Continued)
October 31, 2009

	Distributions paid from
		Net
		Long-Term	Total	Total
	Ordinary	Capital	Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Destination 2010	$361,040	$9,877	$370,917	$370,917

Destination 2015	911,255	17,006	928,261	928,261

Destination 2020	722,803	20,747	793,550	793,550

Destination 2025	666,231	31,493	697,724	697,724

Destination 2030	730,328	50,573	780,901	780,901

Destination 2035	315,056	23,570	338,626	338,626

Destination 2040	238,193	18,485	256,678	256,678

Destination 2045	99,488	24,598	124,086	124,086

Destination 2050	183,629	10,011	193,640	193,640

Retirement Income	248,346	4,190	252,536	252,536

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

	Distributions paid from
		Net
		Long-Term	Total	Total
	Ordinary	Capital	Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Destination 2010	$113,194	$—	$113,194	$113,194

Destination 2015	217,190	—	217,190	217,190

Destination 2020	228,309	—	228,309	228,309

Destination 2025	187,152	—	187,152	187,152

Destination 2030	170,026	—	170,026	170,026

Destination 2035	91,954	—	91,954	91,954

Destination 2040	66,360	—	66,360	66,360

Destination 2045	36,081	—	36,081	36,081

Destination 2050	45,672	—	45,672	45,672

Retirement Income	99,726	—	99,726	99,726

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

152 Annual Report 2009

		Undistributed	Accumulated		Total
	Undistributed	Long-Term	Capital and	Unrealized	Accumulated
	Ordinary	Capital	Other	Appreciation	Earnings
Fund	Income	Gains	Losses	(Depreciation)*	(Deficit)

Destination 2010	$14,303	$—	$(97,066)	$230,904	$148,141

Destination 2015	28,734	247,564	—	2,427,602	2,703,900

Destination 2020	12,315	476,524	—	1,305,325	1,794,164

Destination 2025	3,290	510,596	—	2,100,245	2,614,131

Destination 2030	—	492,550	—	5,640,945	6,133,495

Destination 2035	6,262	308,688	—	658,482	973,432

Destination 2040	1,199	273,680	—	1,022,227	1,297,106

Destination 2045	6,469	105,432	—	182,191	294,092

Destination 2050	23,849	78,257	—	2,631,136	2,733,242

Retirement Income	10,400	—	(121,936)	325,030	213,494

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

As of October 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation /
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$21,841,852	$230,904	$—	$230,904

Destination 2015	63,561,454	2,427,602	—	2,427,602

Destination 2020	61,072,408	1,391,175	(85,850)	1,305,325

Destination 2025	57,266,959	2,118,781	(18,536)	2,100,245

Destination 2030	66,164,414	5,640,944	—	5,640,944

Destination 2035	28,696,397	662,040	(3,558)	658,482

Destination 2040	23,835,929	1,022,227	—	1,022,227

Destination 2045	10,669,581	182,191	—	182,191

Destination 2050	17,777,343	2,631,136	—	2,631,136

Retirement Income	12,880,217	325,030	—	325,030

As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and on any given year may be limited due to large shareholder redemptions and contributions.

Fund	Amount	Expires

Destination 2010	$97,066	2017

Retirement Income	121,936	2017

9. Subsequent Events

The Funds have adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Funds have evaluated subsequent events through December 24, 2009 which is the date these financial statements were issued.

2009 Annual Report 153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund and Nationwide Retirement Income Fund (ten series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 24, 2009

154 Annual Report 2009

Supplemental Information
(Unaudited)

10. Other Federal Tax Information

For the year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

For the taxable year ended October 31, 2009, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received
Fund	Deductions

Destination 2010	29%

Destination 2015	32%

Destination 2020	39%

Destination 2025	48%

Destination 2030	57%

Destination 2035	55%

Destination 2040	63%

Destination 2045	58%

Destination 2050	51%

Retirement Income	17%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Destination 2010	$9,877

Destination 2015	17,006

Destination 2020	20,746

Destination 2025	31,493

Destination 2030	50,573

Destination 2035	23,570

Destination 2040	18,485

Destination 2045	24,598

Destination 2050	10,011

Retirement Income	4,190

2009 Annual Report 155

Management Information
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	93	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	93	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	93	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	93	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	93	None

156 Annual Report 2009

Management Information (Continued)
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	93	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			93	None

2009 Annual Report 157

Management Information (Continued)
October 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	93	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

158 Annual Report 2009

Management Information (Continued)
October 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 159

Management Information (Continued)
October 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

160 Annual Report 2009

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

AR-TD 12/09

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (said code of ethics hereinafter referred to as the “Code of Ethics”). This Code of Ethics is included as Exhibit 12 (a)(1).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.
During the period covered by the report, the registrant’s Code of Ethics: (1) was revised, effective as of July 1, 2008, and as of November 1, 2008, to reflect the changes in the “Covered Officers” under the Code of Ethics (these revisions are not deemed to be material changes to the registrant’s Code of Ethics); and (2) was further amended, effective as of December 3, 2008, to clarify: (i) the role, responsibilities, and duties of “Covered Officers” and “Designated Persons” under the Code of Ethics; (ii) certain general principles and guiding principles set forth under the Code of Ethics; (iii) those conflict-of-interest situations that always should be discussed by a “Covered Officer” with an appropriate “Designated Person;” and (iv) the disclosure obligations of “Covered Officers.”

Item 3. Audit Committee Financial Expert.
(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.
3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2008, and October 31, 2009.

	2008		2009
Audit Fees	$467,580		$425,280
Audit-Related Fees	$0		$52,333
Tax Fees	$135,420		$188,149
All Other Fees	$0		$0

Total	$603,000		$665,762
The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2008, and October 31, 2009.

	2008		2009
Audit-Related Fees	None		None
Tax Fees	$48,880	[1]	None
All Other Fees	None		None

Total	$48,880	[1]	None

[1]	Relates to tax fees in connection with the review of distributions for twenty-six Nationwide Mutual Funds that merged into Aberdeen Funds.
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).
The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.
4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2008, and October 31, 2009:

	2008	2009
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None
The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2008, and October 31, 2009:

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2009, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2008, and October 31, 2009, were $0 and $0, respectively.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Investments.
(a)	File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Instruction of paragraph (a)
     Schedule I — Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I — Investments in securities of unaffiliated issuers need not be audited.
(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:
(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested; and

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing. This Item 6(b) shall terminate one year after the date on which the provisions of Section 4 of the Sudan Accountability and Divestment Act of 2007 terminate pursuant of Section 12 of the Act.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for

Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
{NOTE — THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).
Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.
Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Rule 30a-2(b) are furnished herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ JOSEPH FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	December 24, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MICHAEL S. SPANGLER

	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 24, 2009

By (Signature and Title)	/s/ JOSEPH FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	December 24, 2009

*	Print the name and title of each signing officer under his or her signature.